     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 8, 1998
                                                     REGISTRATION NO. 33-

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-14

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]
                      PRE-EFFECTIVE AMENDMENT NO.                          [ ]
                      POST-EFFECTIVE AMENDMENT NO.                         [ ]

                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
              (Exact Name of Registrant as Specified in Charter)

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)

                                 212-392-1600
                       (Registrant's Telephone Number)

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                   (Name and Address of Agent for Service)

                                   COPY TO:
                           STUART M. STRAUSS, ESQ.
                 GORDON ALTMAN BUTOWSKY WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON THE THIRTIETH DAY AFTER THE DATE OF FILING, PURSUANT TO RULE 488.

                  The Exhibit Index is located on page [   ]

No filing fee is due because the Registrant has previously registered an indefinite number of shares pursuant to Section (a)(1) of Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant filed the Rule 24f-2 Notice, for its fiscal year ended January 31, 1998, with the Securities and Exchange Commission on February 6, 1998.

Pursuant to Rule 429, this Registration Statement relates to shares previously registered by the Registrant on Form N-1A (Registration Nos. 811-3326; 2-74982).

                                  FORM N-14
                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                            Cross Reference Sheet
           Pursuant to Rule 481(a) under the Securities Act of 1933

  PART A OF FORM N-14
        ITEM NO.         PROXY STATEMENT AND PROSPECTUS HEADING
-----------------------  ---------------------------------------------------------
          1(a)           Cross Reference Sheet
           (b)           Front Cover Page
           (c)           *
          2(a)           *
           (b)           Table of Contents
          3(a)           Fee Table
           (b)           Synopsis
           (c)           Principal Risk Factors
          4(a)           The Reorganization
           (b)           The Reorganization--Capitalization Table (Unaudited)
          5(a)           Registrant's Prospectus
           (b)           *
           (c)           *
           (d)           *
           (e)           Available Information
           (f)           Available Information
          6(a)           Prospectus of U.S. Government Money Market Series
           (b)           Available Information
           (c)           *
           (d)           *
          7(a)           Introduction--Proxies
           (b)           *
           (c)           Introduction; The Reorganization--Appraisal Rights
          8(a)           The Reorganization
           (b)           *
            9            *

  PART B OF FORM N-14
        ITEM NO.         STATEMENT OF ADDITIONAL INFORMATION HEADING
-----------------------  -----------------------------------------------------------------------------
          10(a)          Cover Page
            (b)          *
            11           Table of Contents
          12(a)          Additional Information about Dean Witter U.S. Government Money Market Trust
            (b)          *
            (c)          *
          13(a)          Additional Information about U.S. Government Money Market Series
            (b)          *
            (c)          *
            14           Registrant's Prospectus for the fiscal year ended January 31, 1998; Annual
                         Report for U.S. Government Money Market Series for the fiscal year ended July
                         31, 1997; Semi-Annual Report (unaudited) for U.S. Government Money Market
                         Series for the six-month period ended January 31, 1998.

  PART C OF FORM N-14
        ITEM NO.         OTHER INFORMATION HEADING
-----------------------  -----------------------------
           15            Indemnification
           16            Exhibits
           17            Undertakings

------------
*Not Applicable or negative answer

                        DEAN WITTER RETIREMENT SERIES
                     U.S. GOVERNMENT MONEY MARKET SERIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-1600

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 19, 1998

TO SHAREHOLDERS OF THE U.S. GOVERNMENT MONEY MARKET SERIES,
A SERIES OF DEAN WITTER RETIREMENT SERIES:

   Notice is hereby given of a Special Meeting of the Shareholders of the U.S. Government Money Market Series ("U.S. Government Money Market"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"), for the following purposes:

     1. To consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Retirement Series, on behalf of U.S. Government Money Market Series, and Dean Witter U.S. Government Money Market Trust (the "Acquiring Fund"), pursuant to which substantially all of the assets of U.S. Government Money Market would be combined with those of the Acquiring Fund and shareholders of U.S. Government Money Market Series would become shareholders of the Acquiring Fund receiving shares of the Acquiring Fund with a value equal to the value of their holdings in U.S. Government Money Market Series (the "Reorganization"); and

     2. To act upon such other matters as may properly come before the Meeting.

   The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on June 2, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of Retirement Series recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                             By Order of the
                                             Board of Trustees,

                                             BARRY FINK,
                                             Secretary

June   , 1998

  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (212) 392-1600

                         ACQUISITION OF THE ASSETS OF
                   THE U.S. GOVERNMENT MONEY MARKET SERIES,
                  A SERIES OF DEAN WITTER RETIREMENT SERIES

                       BY AND IN EXCHANGE FOR SHARES OF
                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

   This Proxy Statement and Prospectus is being furnished to shareholders of the U.S. Government Money Market Series ("U.S. Government Money Market "), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), in connection with an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of U.S. Government Money Market will be combined with those of Dean Witter U.S. Government Money Market Trust (the "Acquiring Fund") in exchange for shares of the Acquiring Fund. As a result of this transaction, shareholders of U.S. Government Money Market will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the value of their holdings in U.S. Government Money Market. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Retirement Series, on behalf of U.S. Government Money Market, and the Acquiring Fund, attached hereto as Exhibit A. The address of U.S. Government Money Market is that of the Acquiring Fund set forth above. This Proxy Statement also constitutes a Prospectus of the Acquiring Fund,
which is dated June   , 1998, filed by the Acquiring Fund with the Securities
and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

   The Acquiring Fund is an open-end diversified management investment company whose investment objectives are security of principal, high current income and liquidity. The Acquiring Fund seeks to achieve its objectives by investing in United States Government securities, including a variety of securities which are issued or guaranteed, as to principal and interest, by the U.S. Treasury, by various instrumentalities which have been established or sponsored by the U.S. Government, and in certain interests in the foregoing securities.

   This Proxy Statement and Prospectus sets forth concisely information about the Acquiring Fund that shareholders of U.S. Government Money Market should know before voting on the Reorganization Agreement. A copy of the Prospectus for the Acquiring Fund, dated March 2, 1998, is attached as Exhibit B and is incorporated herein by reference. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated June, 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are the Prospectus for Retirement Series dated October 31, 1997, the Annual Report for Retirement Series for the fiscal year ended July 31, 1997 and the Semi-Annual Report (unaudited) for Retirement Series for the six months ended January 31, 1998. Such documents are available without charge by calling Nina Maceda at Dean Witter Trust Company at (800) 869-NEWS.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Proxy Statement and Prospectus is dated June   , 1998.

                              TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS

                                                                                     PAGE
                                                                                   --------
INTRODUCTION......................................................................      2
  General.........................................................................      2
  Record Date; Share Information..................................................      2
  Proxies.........................................................................      3
  Expenses of Solicitation........................................................      3
  Vote Required...................................................................      4
SYNOPSIS..........................................................................      5
  The Reorganization..............................................................      5
  Fee Table.......................................................................      5
  Tax Consequences of the Reorganization..........................................      7
  Comparison of U.S. Government Money Market and the Acquiring Fund...............      7
PRINCIPAL RISK FACTORS............................................................      9
THE REORGANIZATION................................................................      9
  The Proposal....................................................................      9
  The Board's Consideration.......................................................      9
  The Reorganization Agreement....................................................     10
  Tax Aspects of the Reorganization...............................................     11
  Description of Shares...........................................................     13
  Capitalization Table (unaudited)................................................     13
  Appraisal Rights................................................................     13
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS....................     13
  Investment Objectives and Policies..............................................     13
  Investment Restrictions.........................................................     14
ADDITIONAL INFORMATION ABOUT U.S. GOVERNMENT MONEY MARKET
 AND THE ACQUIRING FUND...........................................................     14
  General.........................................................................     14
  Financial Information...........................................................     14
  Management......................................................................     14
  Description of Securities and Shareholder Inquiries.............................     15
  Dividends, Distributions and Taxes..............................................     15
  Purchases, Repurchases and Redemptions..........................................     15
FINANCIAL STATEMENTS AND EXPERTS..................................................     15
LEGAL MATTERS.....................................................................     15
AVAILABLE INFORMATION.............................................................     15
OTHER BUSINESS....................................................................     16
Exhibit A--Agreement and Plan of Reorganization, dated as of April 30, 1998, by and between Dean Witter Retirement Series, on behalf of the U.S. Government
 Money Market Series, and Dean Witter U.S. Government Money Market Trust  ........    A-1
Exhibit B--Prospectus of Dean Witter U.S. Government Money Market Trust, dated
 March 2, 1998....................................................................    B-1

                        DEAN WITTER RETIREMENT SERIES
                     U.S. GOVERNMENT MONEY MARKET SERIES
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (212) 392-1600

                        PROXY STATEMENT AND PROSPECTUS
                       SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD AUGUST 19, 1998

                                 INTRODUCTION

GENERAL

   This Proxy Statement and Prospectus is being furnished to the shareholders of the U.S. Government Money Market ("U.S. Government Money Market"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), an open-end diversified no-load management investment company, in connection with the solicitation by the Board of Trustees of Retirement Series (the "Board") of proxies to be used at the Special Meeting of Shareholders of U.S. Government Money Market to be held at the Career Development Room, 61st Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on August 19, 1998, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will
be made on or about June   , 1998.

   At the Meeting, U.S. Government Money Market shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated April 30, 1998 (the "Reorganization Agreement"), between Retirement Series, on behalf of U.S. Government Money Market, and Dean Witter U.S. Government Money Market Trust (the "Acquiring Fund") pursuant to which substantially all of the assets of U.S. Government Money Market will be combined with those of the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result of this transaction, Shareholders will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund equal to the value of their holdings in U.S. Government Money Market on the date of such transaction (the "Reorganization"). The shares to be issued by the Acquiring Fund pursuant to the Reorganization will be issued at net asset value without a sales charge (the "Acquiring Fund Shares"). Further information relating to the Acquiring Fund is set forth herein and in the Acquiring Fund's current Prospectus, dated March 2, 1998 (the "Acquiring Fund's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

   The information concerning U.S. Government Money Market contained herein has been supplied by Retirement Series and the information concerning the Acquiring Fund contained herein has been supplied by the Acquiring Fund.

RECORD DATE; SHARE INFORMATION

   The Board has fixed the close of business on June 2, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were shares of U.S. Government Money Market issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

   To the knowledge of the Board, as of the Record Date, [no person owned of record or beneficially 5% or more of the outstanding shares of U.S. Government Money Market. As of the Record Date, the trustees and officers of U.S. Government Money Market, as a group, owned less than 1% of the outstanding shares of U.S. Government Money Market.]

   [Add 5% owners of Acquiring Fund] As of the Record Date, the trustees and officers of the Acquiring Fund, as a group, owned less than 1% of the outstanding shares of the Acquiring Fund.

PROXIES

   The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Retirement Series at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

   In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of U.S. Government Money Market's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

   All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Dean Witter InterCapital Inc. ("InterCapital"). In addition to the solicitation of proxies by mail, proxies may be solicited by officers and regular employees or certain affiliates of Retirement Series, including InterCapital and/or Dean Witter Trust FSB ("DWTFSB"), without compensation other than regular compensation, personally or by mail, telephone, telegraph or otherwise. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

   DWTFSB may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. U.S. Government Money Market has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

   Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the outstanding shares of U.S. Government Money Market represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, U.S. Government Money Market will continue in existence and the Board will consider alternative actions.

                                   SYNOPSIS

   The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the Acquiring Fund's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.

THE REORGANIZATION

   The Reorganization Agreement provides for the transfer of substantially all the assets of U.S. Government Money Market, subject to stated liabilities, to the Acquiring Fund in exchange for the Acquiring Fund Shares. The aggregate net asset value of the Acquiring Fund Shares issued in the exchange will equal the aggregate value of the net assets of U.S. Government Money Market received by the Acquiring Fund. On or after the closing date scheduled for the Reorganization (the "Closing Date"), U.S. Government Money Market will distribute the Acquiring Fund Shares received by U.S. Government Money Market to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of U.S. Government Money Market. If all other portfolios of Retirement Series effect similar reorganizations or otherwise liquidate, Retirement Series will take all necessary steps to dissolve and deregister under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Acquiring Fund Shares equal in value to such Shareholder's pro rata interest in the net assets transferred to the Acquiring Fund. Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such Shareholders will have to surrender such certificates in order to receive certificates representing the Acquiring Fund Shares or to redeem, transfer or exchange the Acquiring Fund Shares received. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

   For the reasons set forth below under "The Reorganization--The Board's Consideration," the Board, including the trustees who are not "interested persons" of Retirement Series ("Independent Trustees"), as that term is defined in the 1940 Act, has concluded that the Reorganization is in the best interests of U.S. Government Money Market and its Shareholders and recommends approval of the Reorganization Agreement.

FEE TABLE

   U.S. Government Money Market and the Acquiring Fund each pay expenses for management of their assets and for other services. In addition, the Acquiring Fund pays for distribution of its shares. Those expenses are reflected in the net asset value per share of each such fund. The following table illustrates expenses and fees incurred during U.S. Government Money Market's fiscal year ended July 31, 1997. The following table also illustrates expenses and fees incurred during the Acquiring Fund's fiscal year ended January 31, 1998. The table below also sets forth pro forma fees for the surviving combined fund (the Acquiring Fund) reflecting what the fee schedule would have been at January 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date. Further information on the fees and expenses applicable to the Acquiring Fund Shares is set forth herein and in the Acquiring Fund's Prospectus, attached hereto and incorporated herein by reference.

Shareholder Transaction Expenses

                                                           U.S. GOVERNMENT                         PRO FORMA
                                                             MONEY MARKET       ACQUIRING FUND      COMBINED
                                                         ------------------- ------------------  -------------
  Maximum Sales Charge Imposed on Purchases (as a
   percentage of offering price) .......................         None                None             None
  Maximum Sales Charge Imposed on Reinvested Dividends .         None                None             None
  Maximum Contingent Deferred Sales Charge (as a
   percentage of the lesser of original purchase price
   or redemption proceeds)  ............................         None                None             None
  Redemption Fees.......................................         None                None             None
  Exchange Fee..........................................         None                None             None

Annual Fund Operating Expenses (As a Percentage of Average Net Assets)

                               U.S. GOVERNMENT                  PRO FORMA
                                 MONEY MARKET   ACQUIRING FUND   COMBINED
                               --------------- --------------  -----------
  Management Fees ............       0.50%           0.46%         0.46%
  12b-1 Fees .................       0.00%           0.10%         0.10%
  Other Expenses .............       0.70%           0.46%         0.46%

  Total Fund Operating
   Expenses ..................       1.20%(1)        1.02%         1.02%

------------
(1) Pursuant to an undertaking, InterCapital has agreed to assume all expenses relating to the operations of U.S. Government Money Market (except for any brokerage fees and a portion of organizational expenses) and has agreed to waive the compensation provided for in its Management Agreement with respect to U.S. Government Money Market until June 30, 1998 to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of U.S. Government Money Market. Taking such waiver into effect, U.S. Government Money Market's total fund operating expenses were 1.00%. After June 30, 1998, U.S. Government Money Market, if it continues in operation, will bear all fees and expenses. The actual expenses (before any waiver) of U.S. Government Money Market for the period ended July 31, 1997 are set forth in the table.

Example

   To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either U.S. Government Money Market or the Acquiring Fund or the new combined fund, that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above; if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                               -------- ---------  --------- ----------
  U.S. Government Money Market    $12       $38       $66        $145
  Acquiring Fund .............    $10       $32       $56        $124
  Pro Forma Combined .........    $10       $32       $56        $124

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

TAX CONSEQUENCES OF THE REORGANIZATION

   As a condition to the Reorganization, U.S. Government Money Market will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by U.S. Government Money Market or the shareholders of U.S. Government Money Market for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization--Tax Aspects of the Reorganization" below.

COMPARISON OF U.S. GOVERNMENT MONEY MARKET AND THE ACQUIRING FUND

   INVESTMENT OBJECTIVES AND POLICIES. U.S. Government Money Market and the Acquiring Fund have identical investment objectives, which are security of principal, high current income and liquidity. U.S. Government Money Market and the Acquiring Fund each seek to achieve their respective objectives by investing in United States Government securities, including a variety of securities which are issued or guaranteed, as to principal and interest, by the U.S. Treasury, by various instrumentalities which have been established or sponsored by the U.S. Government, and in certain interests in the foregoing securities.

   The investment policies of both funds are identical; additional information is provided under "Comparison of Investment Objectives, Policies and Restrictions" below.

   The investment policies of both U.S. Government Money Market and the Acquiring Fund are not fundamental and may be changed by their respective Boards of Trustees.

   INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. U.S. Government Money Market and the Acquiring Fund obtain investment management services from InterCapital. With respect to U.S. Government Money Market, the fund pays InterCapital monthly compensation calculated daily by applying the annual rate of 0.50% to the fund's net assets. With respect to the Acquiring Fund, the fund pays InterCapital monthly compensation calculated daily by applying the annual rate of: 0.50% of the daily net assets of the fund up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion.

   The Acquiring Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Although pursuant to the Plan, the Acquiring Fund may pay to Dean Witter Distributors Inc. (the "Distributor") a fee, which is accrued daily and payable monthly, at the annual rate of up to 0.15% of the Acquiring Fund's average daily net assets, the Board of Directors of the Acquiring Fund has limited the amount payable under the Plan to 0.10% of the Acquiring Fund's average daily net assets. Rule 12b-1 fees compensate the Distributor for the services provided and the expenses borne by the Distributor and others in distribution of the shares of the Acquiring Fund. The 12b-1 fee is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. guidelines. By contrast, shares of U.S. Government Money Market are not subject to a Rule 12b-1 plan.

   OTHER SIGNIFICANT FEES. Both U.S. Government Money Market and the Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See "Synopsis--Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

   PURCHASES, EXCHANGES AND REDEMPTIONS. U.S. Government Money Market and the Acquiring Fund continuously issue their shares to investors at a price equal to net asset value next determined after receipt of a purchase order and acceptance by DWTFSB in proper form and accompanied by payment in Federal

Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the respective fund for investment. Each of the funds utilize the amortized cost method in valuing their portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of the method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00 although there can be no assurance that the $1.00 net asset value will be maintained. Shares of each fund commence earning income on the day following the date of their purchase.

   Shares of U.S. Government Money Market may be exchanged only for shares of the other portfolios of Retirement Series. Although shares of the Acquiring Fund may only be exchanged for shares of any other open-end investment company for which InterCapital serves as investment manager (collectively, the "Dean Witter Funds") if such Acquiring Fund shares were acquired in exchange for shares of another Dean Witter Fund, shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), or which are sold with either a front-end sales charge or a contingent deferred sales charge, may be exchanged for shares of the Acquiring Fund. In connection with the Reorganization, all shares of the Acquiring Fund issued to U.S. Government Money Market Shareholders may be exchanged for Class D shares of any Dean Witter Multi-Class Fund. Both U.S. Government Money Market and the Acquiring Fund provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges involving the Acquiring Fund, see the section entitled "Shareholder Services--Exchange Privilege" in the Acquiring Fund's Prospectus.

   Shareholders of U.S. Government Money Market and the Acquiring Fund may redeem their shares for cash at any time at the net asset value per share next determined after the receipt of a redemption request meeting certain requirements, which are the same for both funds. The Acquiring Fund may, on sixty days' notice, redeem involuntarily, at net asset value, accounts (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) valued at less than $500 or such lesser amount as may be fixed by the fund's board. U.S. Government Money Market has no policy to redeem shares involuntarily.

   DIVIDENDS. Both U.S. Government Money Market and the Acquiring Fund declare dividends, payable on each day the New York Stock Exchange is open for business, of substantially all of their daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of dividends for both funds may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed the respective fund's net investment income. Dividends and capital gains distributions of both U.S. Government Money Market and the Acquiring Fund are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash.

   SHAREHOLDER SERVICES. The shareholder services provided by both funds are similar. The material differences are as follows: Both funds provide for a Systematic Withdrawal Plan but for U.S. Government Money Market it is only available to shareholders who own or purchase shares of the fund having a minimum value of $10,000; with respect to the Acquiring Fund, the requisite minimum value is $5,000. Shareholders of the Acquiring Fund may subscribe to EasyInvest, an automatic purchase plan which provides for the automatic transfer of funds from a checking or savings account to DWTFSB for the purchase of fund shares; U.S. Government Money Market does not offer this arrangement. For additional information about the Acquiring Fund's shareholder services see the section entitled "Shareholder Services" in the Acquiring Fund's Prospectus.

                              PRINCIPAL RISK FACTORS

   The risks of each fund are similar. Each fund seeks to maintain a constant net asset value per share of $1 but there is not assurance that the constant price will be maintained.

   For a more complete discussion of the risks of each fund, see "Investment Objectives and Policies--General Investment Techniques and Risk
Considerations" in the Retirement Series Prospectus and "Investment Objectives and Policies" in the Acquiring Fund's Prospectus.

                              THE REORGANIZATION

THE PROPOSAL

   The Board of Trustees of Retirement Series, including the Independent Trustees, having reviewed U.S. Government Money Market's economic position, determined that the Reorganization is in the best interests of U.S. Government Money Market and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by U.S. Government Money Market Shareholders.

THE BOARD'S CONSIDERATION

   At a meeting held on April 30, 1998, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders of U.S. Government Money Market approve the Reorganization Agreement. At a meeting on January 29, 1998, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses to be incurred in the operations of U.S. Government Money Market and the Acquiring Fund. The Board also considered other factors, including, but not limited to: the comparative investment performance and past growth in assets of U.S. Government Money Market and the Acquiring Fund; the compatibility of the investment objectives, policies, restrictions and portfolios of U.S. Government Money Market and the Acquiring Fund; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by U.S. Government Money Market and the Acquiring Fund in connection with the Reorganization. At its meeting on April 30, 1998, the Board was informed and considered that there had been no material changes to the factors considered by it at the January 29, 1998 meeting.

   In recommending the Reorganization to Shareholders, the Board of Retirement Series considered that the Reorganization would have the following benefits for Shareholders:

   1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of the "combined fund" should be lower on a percentage basis than the actual expenses per share of U.S. Government Money Market. Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that U.S. Government Money Market has no Rule 12b-1 plan; whereas, the Acquiring Fund paid 0.10% of average daily net assets in 12b-1 fees for its fiscal year ended January 31, 1998. The Board also noted that U.S. Government Money Market's expense ratio, for its fiscal year ended July 31, 1997, was 1.20% (absent the waiver of management fees and assumption of expenses), whereas the expense ratio for the Acquiring Fund was 1.02% (based on the fiscal year ended January 31, 1998). The

Board also noted that taking into account any waiver, the expense ratio of U.S. Government Money Market (for July 31, 1997) was 2 basis points lower than the ratio for the Acquiring Fund (for January 31, 1998).

   2. Shareholders would have a continued participation in government securities through investment in the Acquiring Fund, which has identical investment objectives and identical investment policies and substantially similar investment restrictions to those of U.S. Government Money Market.

   3. Shareholders would have expanded exchange privileges. Rather than being able to exchange their shares of U.S. Government Money Market only among the various portfolios of Retirement Series, Shareholders will be permitted to exchange their shares of the Acquiring Fund for Class D shares of any other Dean Witter Fund and any Dean Witter money market fund for which the Dean Witter Funds exchange privilege is available (the exchange privilege is subject to termination or revision at any time.)

   4. The Reorganization will constitute a tax-free reorganization for federal income tax purposes, and no gain or loss will be recognized by U.S. Government Money Market or its Shareholders for federal income tax purposes as a result of transactions included in the Reorganization.

   The Board of Trustees of the Acquiring Fund, including a majority of such Trustees who are not "interested persons" of the Acquiring Fund, also determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result thereof.

THE REORGANIZATION AGREEMENT

   The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

   The Reorganization Agreement provides that (i) U.S. Government Money Market will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to the Acquiring Fund on the Closing Date in exchange for the assumption by the Acquiring Fund of U.S. Government Money Market's stated liabilities, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of U.S. Government Money Market prepared by the Treasurer of Retirement Series as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Acquiring Fund Shares; (ii) such Acquiring Fund Shares would be distributed to the Shareholders of U.S. Government Money Market on the Closing Date or as soon as practicable thereafter; (iii) U.S. Government Money Market would be dissolved; and (iv) the outstanding shares of U.S. Government Money Market would be canceled.

   The number of U.S. Government Money Market shares issued and outstanding and the number of Acquiring Fund Shares to be delivered to U.S. Government Money Market Shareholders, in each case, will be determined as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by the shareholders of U.S. Government Money Market of the Reorganization Agreement or at such other time as U.S. Government Money Market and the Acquiring Fund may agree (the "Valuation Date"), after the declaration and payment of any dividend on that date.

   On the Closing Date or as soon as practicable thereafter, U.S. Government Money Market will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the

Acquiring Fund Shares it receives. The Acquiring Fund will cause its transfer agent to credit and confirm an appropriate number of the Acquiring Fund Shares to each Shareholder. Certificates for the Acquiring Fund Shares will be issued upon written request of a Shareholder but only for whole shares, with fractional shares credited to the name of the Shareholder on the books of the Acquiring Fund. Such Shareholders who wish certificates representing their Acquiring Fund Shares must, after receipt of their confirmations, make a written request to the Acquiring Fund's transfer agent, Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders holding certificates representing their shares will not be required to surrender their certificates in connection with the Reorganization. However, such Shareholders will have to surrender such certificates (or provide indemnities reasonably acceptable to the Acquiring Fund in respect of lost certificates) in order to receive certificates representing the Acquiring Fund Shares or to redeem, transfer or exchange the Acquiring Fund Shares received.

   The Closing Date will be the same date as the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the shareholders of U.S. Government Money Market and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Retirement Fund, on behalf of U.S. Government Money Market, or the Acquiring Fund. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of the Acquiring Fund to be distributed. InterCapital will bear all of the expenses associated with the Reorganization. Management estimates that such expenses associated with the
Reorganization will not exceed $    .

   The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of Retirement Series, on behalf of U.S. Government Money Market, and the Acquiring Fund. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by December 31, 1998, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits. If all other portfolios of Retirement Series effect similar reorganizations or otherwise liquidate, Retirement Series will take all necessary steps to effect its dissolution and its deregistration under the 1940 Act.

   The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of U.S. Government Money Market (at net asset value on the Valuation
Date) and reinvest the proceeds in the Acquiring Fund Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if U.S. Government Money Market recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryovers, will be distributed to Shareholders prior to the Closing Date.

   Shareholders will continue to be able to redeem their shares of U.S. Government Money Market at net asset value next determined after receipt of the redemption request meeting certain requirements until the close of business on the Closing Date. Redemption requests received by U.S. Government Money Market thereafter will be treated as requests for redemption of shares of the Acquiring Fund.

TAX ASPECTS OF THE REORGANIZATION

   At least one but not more than 20 business days prior to the Valuation Date, U.S. Government Money Market will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of U.S. Government Money Market's investment company taxable income for all periods since inception of U.S. Government Money Market through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of U.S. Government Money Market's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

   The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). U.S. Government Money Market and the Acquiring Fund have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of the Acquiring Fund Shares received in the transaction that would reduce Shareholders' ownership of the Acquiring Fund Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding U.S. Government Money Market shares as of the same date. U.S. Government Money Market and the Acquiring Fund have each further represented that, as of the Closing Date, U.S. Government Money Market and the Acquiring Fund will qualify as regulated investment companies.

   As a condition to the Reorganization, U.S. Government Money Market and the Acquiring Fund will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by U.S. Government Money Market and the Acquiring Fund:

   1. The transfer of substantially all of U.S. Government Money Market's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of U.S. Government Money Market followed by the distribution by U.S. Government Money Market of the Acquiring Fund Shares to Shareholders in exchange for their U.S. Government Money Market shares will constitute a "reorganization" within the meaning of
Section 368(a)(1)(C) of the Code, and U.S. Government Money Market and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code;

   2. No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of U.S. Government Money Market solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of U.S. Government Money Market;

   3. No gain or loss will be recognized by U.S. Government Money Market upon the transfer of the assets of U.S. Government Money Market to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to Shareholders in exchange for their U.S. Government Money Market shares;

   4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of U.S. Government Money Market for the Acquiring Fund Shares;

   5. The aggregate tax basis for the Acquiring Fund Shares received by each of the Shareholders pursuant to the reorganization will be the same as the aggregate tax basis of the shares in U.S. Government Money Market held by each such Shareholder immediately prior to the reorganization;

   6. The holding period of the Acquiring Fund Shares to be received by each Shareholder will include the period during which the shares in U.S. Government Money Market surrendered in exchange therefor were held (provided such shares in U.S. Government Money Market were held as capital assets on the date of the Reorganization);

   7. The tax basis of the assets of U.S. Government Money Market acquired by the Acquiring Fund will be the same as the tax basis of such assets to U.S. Government Money Market immediately prior to the Reorganization; and

   8. The holding period of the assets of U.S. Government Money Market in the hands of the Acquiring Fund will include the period during which those assets were held by U.S. Government Money Market.

   Shareholders should consult their tax advisors regarding the effect, if any, of the proposed transaction in light of their individual circumstances. Because the foregoing discussion only relates to the Federal income tax consequences of the proposed transaction, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed transaction.

DESCRIPTION OF SHARES

   Shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by the Acquiring Fund and transferable without restrictions and will have no preemptive rights.

CAPITALIZATION TABLE (UNAUDITED)

   The following table sets forth the capitalization of the Acquiring Fund and U.S. Government Money Market as of March 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                              NET ASSET
                                                  SHARES        VALUE
                                NET ASSETS     OUTSTANDING    PER SHARE
                              -------------- --------------  -----------
U.S. Government Money
 Market......................  $    684,488        685,735      $1.00
Acquiring Fund...............  $893,085,024    893,085,024      $1.00
Combined Fund (pro forma) ...  $893,769,512    893,769,512]     $1.00

APPRAISAL RIGHTS

   Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

   U.S. Government Money Market and the Acquiring Fund have identical investment objectives, which are security of principal, high current income and liquidity. U.S. Government Money Market and the Acquiring Fund seek to achieve their objectives by investing in United States Government securities, including a variety of securities which are issued or guaranteed, as to principal and interest, by the U.S. Treasury, by various instrumentalities which have been established or sponsored by the U.S. Government, and in certain interests in the foregoing securities.

   The investment policies of both U.S. Government Money Market and the Acquiring Fund, which are identical, are not fundamental and may be changed by their respective Boards. For a more complete discussion of each fund's policies see "Investment Objectives and Policies" in each fund's respective Prospectus and "Investment Practices and Policies" in each fund's respective Statement of Additional Information.

INVESTMENT RESTRICTIONS

   The investment restrictions adopted by U.S. Government Money Market and the Acquiring Fund as fundamental are substantially similar and are summarized under the caption "Investment Restrictions" in the Prospectus and Statement of Additional Information of U.S. Government Money Market and in the Statement of Additional Information of the Acquiring Fund. A fundamental investment restriction cannot be changed without the vote of a majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are set forth herein. Neither the Acquiring Fund nor U.S. Government Money Market may borrow money, except from banks for temporary or emergency purposes, including the meeting of the redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. With respect to the Acquiring Fund, borrowing in the aggregate may not exceed 20% and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the fund's total assets. With respect to U.S. Government Money Market, borrowing in the aggregate may not exceed 15% and the limit for borrowing for purposes other than meeting redemptions is also 5% of the fund's total assets. The Acquiring Fund may pledge, hypothecate, mortgage or otherwise encumber its assets, only in an amount up to 10% of its net assets, and only to secure borrowings for temporary or emergency purposes; whereas U.S. Government Money Market Fund may similarly pledge its assets in any amount to secure borrowings for temporary or emergency purposes.

   Finally, U.S. Government Money Market has a non-fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of such fund, any officer, or director of the fund or of InterCapital, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; whereas, the Acquiring Fund has no such restriction.

          ADDITIONAL INFORMATION ABOUT U.S. GOVERNMENT MONEY MARKET
                            AND THE ACQUIRING FUND

GENERAL

   For a discussion of the organization and operation of U.S. Government Money Market, see "The Fund and its Management," "Investment Objectives and Policies," "Investment Restrictions" and "Prospectus Summary" in the Prospectus for Retirement Series. For a similar discussion with respect to the Acquiring Fund, see "The Trust and its Management," "Investment Objectives and Policies" and "Prospectus Summary" in the Prospectus for the Acquiring Fund.

FINANCIAL INFORMATION

   For certain financial information about the Acquiring Fund and U.S. Government Money Market, see "Financial Highlights" in their respective Prospectuses and "Performance Information" in the Prospectus of U.S. Government Money Market and "Dividends, Distributions and Taxes--Current and Effective Yield" in the prospectus of the Acquiring Fund.

MANAGEMENT

   For information about U.S. Government Money Market's Board of Trustees, the Investment Manager and the Distributor, see "The Fund and its Management" and "Investment Objectives and Policies" in, and the back cover of the Prospectus. For a similar discussion with respect to the Acquiring Fund, see "The Trust and its Management" and "Investment Objectives and Policies" in, and the back cover of the Prospectus for the Acquiring Fund.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

   For a description of the nature and most significant attributes of shares of U.S. Government Money Market and the Acquiring Fund, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

   For a discussion of the Acquiring Fund's and U.S. Government Money Market's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis--Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

   For a discussion of how the Acquiring Fund's and U.S. Government Money Market's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemption of Fund Shares" in the Prospectus of U.S. Government Money Market and "Purchase of Trust Shares," "Shareholder Services" and "Redemption of Trust Shares" in the Prospectus of the Acquiring Fund.

                       FINANCIAL STATEMENTS AND EXPERTS

   The financial statements of the Acquiring Fund and Retirement Series as of January 31, 1998 and July 31, 1997, respectively, which are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in its respective reports thereon. Such financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Price Waterhouse LLP as experts in accounting and auditing.

                                LEGAL MATTERS

   Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                            AVAILABLE INFORMATION

   Additional information about U.S. Government Money Market and the Acquiring Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) the Acquiring Fund's Prospectus dated March 2, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 18 to the Acquiring Fund's Registration Statement on Form N-1A (File Nos. 2-74980; 811-3326);
(ii) the Prospectus for Retirement Series dated October 31, 1997, which Prospectus forms a part of Post-Effective Amendment No. 6 to the Registration Statement for Retirement Series on Form N-1A (File Nos. 33-48172; 811-6682); and (iii) the Annual Report for Retirement Series for the fiscal year ended July 31, 1997 and its Semi-Annual Report (unaudited) for the six months ended January 31, 1998. The foregoing documents may be obtained without charge by calling Nina Maceda at Dean Witter Trust Company at (800) 869-NEWS.

   Retirement Series and the Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about U.S. Government Money Market and the Acquiring Fund which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

   Management of the Retirement Series knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                     By Order of the Board of Trustees,


                                     BARRY FINK,
                                     Secretary

June  , 1998

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                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

   THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 30th day of April, 1998, by and between DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST, a Massachusetts business trust (the "Acquiring Fund") and DEAN WITTER RETIREMENT SERIES, a Massachusetts business trust ("Retirement Series"), on behalf of the U.S. Government Money Market Series ("U.S. Government Money Market").

   This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to the Acquiring Fund of substantially all of the assets of U.S. Government Money Market in exchange for the assumption by the Acquiring Fund of all stated liabilities of U.S. Government Money Market and the issuance by the Acquiring Fund of shares of beneficial interest (the "Acquiring Fund Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of U.S. Government Money Market in liquidation of U.S. Government Money Market as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

   In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF U.S. GOVERNMENT MONEY MARKET

   1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Retirement Series agrees to assign, deliver and otherwise transfer the U.S. Government Money Market Assets (as defined in paragraph 1.2) to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor to assume all of U.S. Government Money Market's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to U.S. Government Money Market the number of the Acquiring Fund Shares, including fractional Acquiring Fund Shares, equal to the number of U.S. Government Money Market shares issued and outstanding on the Valuation Date (as defined in paragraph 2.1). Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

   1.2 (a) The "U.S. Government Money Market Assets" shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by U.S. Government Money Market, and any deferred or prepaid expenses shown as an asset on U.S. Government Money Market's books on the Valuation Date.

   (b) On or prior to the Valuation Date, Retirement Series will provide the Acquiring Fund with a list of all of U.S. Government Money Market's assets to be assigned, delivered and otherwise transferred to the Acquiring Fund and of the stated liabilities to be assumed by the Acquiring Fund pursuant to this Agreement. U.S. Government Money Market reserves the right to sell any of the securities on such list but will not, without the prior approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest and in amounts agreed to in writing by the Acquiring Fund. The Acquiring Fund will, within a reasonable time prior to the Valuation Date, furnish U.S. Government Money Market with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to the Acquiring Fund's investment objective,

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policies and restrictions. In the event that U.S. Government Money Market holds any investments that the Acquiring Fund is not permitted to hold, U.S. Government Money Market will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of U.S. Government Money Market and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, U.S. Government Money Market if requested by the Acquiring Fund will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

   1.3 U.S. Government Money Market will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. The Acquiring Fund will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of U.S. Government Money Market prepared by the Treasurer of U.S. Government Money Market as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

   1.4 In order for U.S. Government Money Market to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) (to the extent there is any) in the short taxable year ending with its dissolution, U.S. Government Money Market will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

   1.5 On the Closing Date or as soon as practicable thereafter, U.S. Government Money Market will distribute the Acquiring Fund Shares received by U.S. Government Money Market pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("U.S. Government Money Market Shareholders"). Such distribution will be accomplished by an instruction, signed by the Secretary of Retirement Series, to transfer the Acquiring Fund Shares then credited to U.S. Government Money Market's account on the books of the Acquiring Fund to open accounts on the books of the Acquiring Fund in the names of the U.S. Government Money Market Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such U.S. Government Money Market Shareholders. All issued and outstanding shares of U.S. Government Money Market simultaneously will be canceled on U.S. Government Money Market's books; however, share certificates representing interests in U.S. Government Money Market will represent a number of the Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will issue certificates representing the Acquiring Fund Shares in connection with such exchange only upon the written request of a U.S. Government Money Market Shareholder.

   1.6 Ownership of the Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. The Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current Prospectus and Statement of Additional Information.

   1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on U.S. Government Money Market's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund Shares are to be issued and transferred.

   1.8 Any reporting responsibility of Retirement Series, on behalf of U.S. Government Money Markets, is and shall remain the responsibility of Retirement Series up to and including the date on which Retirement Series is dissolved and deregistered pursuant to paragraph 1.9.

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   1.9 Retirement Series shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5 and the reorganization or liquidation of each of its portfolios.

   1.10 Copies of all books and records maintained on behalf of U.S. Government Money Market in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of the Acquiring Fund or their designee and the Acquiring Fund or its designee shall comply with applicable record retention requirements to which U.S. Government Money Market is subject under the 1940 Act.

2. VALUATION

   2.1 The number of U.S. Government Money Market shares issued and outstanding and the number of Acquiring Fund Shares (including fractional shares, if any) to be issued hereunder shall, in each case be computed as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by shareholders of U.S. Government Money Market of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), after the declaration any payment of any dividend on that date.

3. CLOSING AND CLOSING DATE

   3.1 The Closing shall take place on the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

   3.2 Portfolio securities held by U.S. Government Money Market and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for the Acquiring Fund, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by U.S. Government Money Market to the Custodian for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Dean Witter U.S. Government Money Market Trust."

   3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both the Acquiring Fund and U.S. Government Money Market, accurate appraisal of the value of the net assets of the Acquiring Fund or the U.S. Government Money Market Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

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   3.4 If requested, Retirement Series shall deliver to the Acquiring Fund or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the U.S. Government Money Market Shareholders and the number and percentage ownership of outstanding U.S. Government Money Market shares owned by each such U.S. Government Money Market Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the U.S. Government Money Market Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquiring Fund shall issue and deliver to such Secretary a confirmation evidencing delivery of the Acquiring Fund Shares to be credited on the Closing Date to U.S. Government Money Market or provide evidence satisfactory to U.S. Government Money Market that such Acquiring
Fund Shares have been credited to U.S. Government Money Market's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF THE ACQUIRING FUND AND U.S. GOVERNMENT MONEY
   MARKET TRUST

   4.1 Except as otherwise expressly provided herein with respect to U.S. Government Money Market, the Acquiring Fund and U.S. Government Money Market each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

   4.2 The Acquiring Fund will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to the Acquiring Fund Shares ("Registration Statement"). Retirement Series will provide the Acquiring Fund with the Proxy Materials as described in paragraph
4.3 below, for inclusion in the Registration Statement. U.S. Government Money Market will further provide the Acquiring Fund with such other information and documents relating to U.S. Government Money Market as are reasonably necessary for the preparation of the Registration Statement.

   4.3 Retirement Series will call a meeting of the U.S. Government Money Market shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Retirement Series will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that the Acquiring Fund will furnish Retirement Series with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to the Acquiring Fund as is reasonably necessary for the preparation of the Proxy Materials.

   4.4 Retirement Series will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of U.S. Government Money Market shares.

   4.5 Subject to the provisions of this Agreement, the Acquiring Fund and Retirement Series, on behalf of U.S. Government Money Market, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

   4.6 Retirement Series shall furnish or cause to be furnished to the Acquiring Fund within 30 days after the Closing Date a statement of U.S. Government Money Market's assets and liabilities as of the

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Closing Date, which statement shall be certified by the Treasurer of
Retirement Series and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Retirement Series shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement certified by the Treasurer of Retirement Series of U.S. Government Money Market's earnings and profits for federal income tax purposes that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

   4.7 As soon after the Closing Date as is reasonably practicable, Retirement Series (a) shall prepare and file all federal and other tax returns and reports on behalf of U.S. Government Money Market required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

   4.8 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

   5.1 The Acquiring Fund represents and warrants to Retirement Series, on behalf of U.S. Government Money Market, as follows:

     (a) The Acquiring Fund is a validly existing Massachusetts business trust corporation with full power to carry on its business as presently conducted;

     (b) The Acquiring Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of the Acquiring Fund are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and the Acquiring Fund is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) The Acquiring Fund is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of the Acquiring Fund's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Fund

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    or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and the Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of January 31, 1998, and for the year then ended, of the Acquiring Fund certified by Price Waterhouse LP (copies of which have been furnished to U.S. Government Money Market), fairly present, in all material respects, the Acquiring Fund's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in the Acquiring Fund's current Prospectus incorporated by reference in the Registration Statement. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the Acquiring Fund's performance of this Agreement;

     (j) The Acquiring Fund Shares to be issued and delivered to Retirement Series, for the account of the U.S. Government Money Market Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in the Acquiring Fund's current Prospectus incorporated by reference in the Registration Statement;

     (k) All material Federal and other tax returns and reports of the Acquiring Fund required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of the Acquiring Fund to continue to meet the requirements of Subchapter M of the Code;

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     (m) Since January 31, 1998 there has been no change by the Acquiring Fund in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   5.2 Retirement Series, on behalf of U.S. Government Money Market, represents and warrants to the Acquiring Fund as follows:

     (a) Retirement Series is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Retirement Series is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of U.S. Government Money Market have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of U.S. Government Money Market are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Retirement Series is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Retirement Series conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Retirement Series is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust of Retirement Series or By-Laws of Retirement Series or of any agreement, indenture, instrument, contract, lease or other undertaking to which Retirement Series is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Retirement Series or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Retirement Series knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

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     (g) The Statement of Assets and Liabilities, Statement of Operations,
    Statement of Changes in Net Assets and Financial Highlights of Retirement Series as of July 31, 1997 and for the year then ended, certified by Price Waterhouse LP (copies of which have been or will be furnished to the Acquiring Fund) fairly present, in all material respects, U.S. Government Money Market's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of U.S. Government Money Market (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Retirement Series has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of U.S. Government Money Market are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in U.S. Government Money Market's current Prospectus incorporated by reference in the Registration Statement. U.S. Government Money Market does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to the Acquiring Fund pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Retirement Series, and subject to the approval of U.S. Government Money Market's shareholders, this Agreement constitutes a valid and binding obligation of Retirement Series, on behalf of U.S. Government Money Market, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement by Retirement Series, on behalf of U.S. Government Money Market;

     (k) All material federal and other tax returns and reports of Retirement Series required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best knowledge of Retirement Series, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, U.S. Government Money Market has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of U.S. Government Money Market to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Retirement Series will have good and valid title to the U.S. Government Money Market Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by U.S. Government Money Market which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and

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    authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of U.S. Government Money Market's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Acquiring Fund's Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Retirement Series for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

     (o) U.S. Government Money Market will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Retirement Series has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) U.S. Government Money Market is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF U.S. GOVERNMENT MONEY
   MARKET TRUST

   The obligations of Retirement Series to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   6.2 The Acquiring Fund shall have delivered to U.S. Government Money Market a certificate of its President and Treasurer, in a form reasonably satisfactory to Retirement Series and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Retirement Series shall reasonably request;

   6.3 U.S. Government Money Market shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

     (a) The Acquiring Fund is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) the Acquiring Fund is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by U.S. Government Money Market, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the Acquiring Fund Shares to be issued to U.S. Government Money Market Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and non-assessable (except as set forth under the caption "Additional Information" in the Acquiring Fund's Prospectus), and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Acquiring Fund's Articles of Incorporation or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees payable pursuant to the Acquiring Fund's 12b-1 plan of distribution from those described in the Acquiring
Fund's Prospectus and Statement of Additional Information dated [March   ,
1998].

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

   The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by Retirement Series of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

   7.1 All representations and warranties of Retirement Series contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

   7.2 Retirement Series shall have delivered to the Acquiring Fund at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Retirement Series made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

   7.3 Retirement Series shall have delivered to the Acquiring Fund a statement of the U.S. Government Money Market Assets and its liabilities, together with a list of U.S. Government Money Market's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Retirement Series;

   7.4 Retirement Series shall have delivered to the Acquiring Fund within three business days after the Closing a letter from Price Waterhouse LP dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Retirement Series for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of U.S. Government Money Market for the periods covered thereby, (b) for the period from July 31, 1997 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from July 31, 1997 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that U.S. Government Money Market would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

   7.5 The Acquiring Fund shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Retirement Series, dated as of the Closing Date to the effect that:

     (a) Retirement Series is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Retirement Series is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Retirement Series and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of Retirement Series enforceable against Retirement Series in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws of Retirement Series; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Retirement Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

   7.6 On the Closing Date, the U.S. Government Money Market Assets shall include no assets that the Acquiring Fund, by reason of limitations of the fund's Articles of Incorporation or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND U.S. GOVERNMENT MONEY MARKET TRUST

   The obligations of Retirement Series and the Acquiring Fund hereunder are each subject to the further conditions that on or before the Closing Date:

   8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of U.S. Government Money Market in accordance with the provisions of the Declaration of Trust of Retirement Series, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund;

   8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

   8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Fund or Retirement Series to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of the Acquiring Fund or U.S. Government Money Market;

   8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

   8.5 U.S. Government Money Market shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the U.S. Government Money Market Shareholders all of U.S. Government Money Market's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

   8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to the Acquiring Fund and U.S. Government Money Market, which opinion may be relied upon by the shareholders of U.S. Government Money Market, substantially to the effect that, for federal income tax purposes:

     (a) The transfer of substantially all of U.S. Government Money Market's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain stated liabilities of U.S. Government Money Market followed by the distribution by U.S. Government Money Market of the Acquiring Fund Shares to the U.S. Government Money Market Shareholders in exchange for their U.S. Government Money Market shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and U.S. Government Money Market and the Acquiring Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of U.S. Government Money Market solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities of U.S. Government Money Market;

     (c) No gain or loss will be recognized by U.S. Government Money Market upon the transfer of the assets of U.S. Government Money Market to the Acquiring Fund in exchange for the

    Acquiring Fund Shares and the assumption by the Acquiring Fund of the stated liabilities or upon the distribution of the Acquiring Fund Shares to the U.S. Government Money Market Shareholders in exchange for their U.S. Government Money Market shares;

     (d) No gain or loss will be recognized by the U.S. Government Money Market Shareholders upon the exchange of the U.S. Government Money Market shares for the Acquiring Fund Shares;

     (e) The aggregate tax basis for the Acquiring Fund Shares received by each U.S. Government Money Market Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the U.S. Government Money Market Shares held by each such U.S. Government Money Market Shareholder immediately prior to the Reorganization;

     (f) The holding period of the Acquiring Fund Shares to be received by each U.S. Government Money Market Shareholder will include the period during which the U.S. Government Money Market Shares surrendered in exchange therefor were held (provided such U.S. Government Money Market Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of U.S. Government Money Market acquired by the Acquiring Fund will be the same as the tax basis of such assets to U.S. Government Money Market immediately prior to the Reorganization; and

     (h) The holding period of the assets of U.S. Government Money Market in the hands of the Acquiring Fund will include the period during which those assets were held by U.S. Government Money Market.

   Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor U.S. Government Money Market may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

   9.1 (a) Dean Witter InterCapital Inc. ("InterCapital"), the investment manager to both U.S. Government Money Market and the Acquiring Fund, shall bear all expenses incurred in connection with the carrying out of the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses, printing, filing and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of the Acquiring Fund's or U.S. Government Money Market's being either unwilling or unable to go forward, the funds' only respective obligations hereunder shall be to reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred by InterCapital in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   10.1 This Agreement constitutes the entire agreement between the parties.

   10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Retirement Series hereunder shall not survive the dissolution and complete liquidation of U.S. Government Money Market in accordance with Section 1.9.

11. TERMINATION

   This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

     (a) by the mutual written consent of Retirement Series, on behalf of U.S. Government Money Market, and the Acquiring Fund;

     (b) by either the Acquiring Fund or Retirement Series, on behalf of U.S. Government Money Market, by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before December 31, 1998; or

     (c) by either the Acquiring Fund or Retirement Series, on behalf of U.S. Government Money Market, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date,
    (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the U.S. Government Money Market shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

   11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Acquiring Fund or Retirement Series or the trustees or officers of the Acquiring Fund or Retirement Series, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of the Acquiring Fund or Retirement Series or the directors or officers of the Acquiring Fund or Retirement Series, except that any party in breach of this Agreement shall, upon demand, reimburse InterCapital for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

   This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the meeting of U.S. Government Money Market's shareholders called by Retirement Series pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the U.S. Government Money Market Shareholders under this Agreement to the detriment of such U.S. Government Money Market Shareholders without their further approval.

13. MISCELLANEOUS

   13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

   13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   13.5 The obligations and liabilities of the Acquiring Fund hereunder are solely those of the Acquiring Fund. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of the Acquiring Fund shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of the Acquiring Fund and signed by authorized officers of the Acquiring Fund acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   13.6 The obligations and liabilities of Retirement Series hereunder are solely those of Retirement Series. lt is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Retirement Series shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Retirement Series and signed by authorized officers of Retirement Series acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                DEAN WITTER U.S. GOVERNMENT MONEY
                                MARKET TRUST
                                By: /s/ Charles A. Fiumefreddo
                                    --------------------------
                                    Name: Charles A. Fiumefreddo
                                    Title: Chairman

                                DEAN WITTER RETIREMENT SERIES, on
                                behalf of U.S. Government Money
                                Market Series
                                By: /s/ Barry Fink
                                    ----------------
                                    Name: Barry Fink
                                    Title: Vice President

                                                                      EXHIBIT B

              PROSPECTUS
              MARCH 2, 1998


              Dean Witter U.S. Government Money Market Trust (the "Trust") is a no-load, open-end diversified management investment company investing primarily in money market instruments maturing in thirteen months or less which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The Trust has a Rule 12b-1 Distribution Plan (see below). The investment objectives of the Trust are security of principal, high current income and liquidity. (See "Investment Objectives and Policies".)

               AN INVESTMENT IN THE TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

               In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 with Dean Witter Distributors Inc. (the "Distributor"), the Trust is authorized to reimburse for specific expenses incurred in promoting the distribution of the Trust's shares. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15% of the average daily net assets of the Trust.


               This Prospectus sets forth concisely the information you should know before investing in the Trust. It should be read and retained for future reference. Additional information about the Trust is contained in the Statement of Additional Information, dated March 2, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Trust at its address or at one of the telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.




Minimum initial investment..................   $1,000
Minimum additional investment...............   $   50



Dean Witter
U.S. Government Money Market Trust
Two World Trade Center
New York, New York 10048


    TABLE OF CONTENTS


Prospectus Summary/2
Summary of Trust Expenses/3
Financial Highlights/4
The Trust and its Management/4
Investment Objectives and Policies/5
Purchase of Trust Shares/7
Shareholder Services/9
Redemption of Trust Shares/13
Dividends, Distributions and Taxes/15
Additional Information/16
Financial Statements--January 31, 1998/18
Report of Independent Accountants/25


For information about the Trust, including information on opening an account, registration of shares, and other information relating to a specific account, call:
  -  800-869-NEWS (toll-free) or
  -  212-392-2550

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                  Dean Witter Distributors Inc.,
                                                  Distributor



PROSPECTUS SUMMARY
------------------------------------------------------------------------------------------------------------------------------------
The                 An open-end diversified management investment company investing primarily in money market instruments maturing
Trust               in thirteen months or less which are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest of $0.01 par value (see page 16).
------------------------------------------------------------------------------------------------------------------------------------
Purchase            Investments may be made:
of Shares           - By wire
                    - By mail
                    - By EasyInvest(SM)
                    - Through Dean Witter Reynolds Inc. account executives and other Selected Broker-Dealers.
                    Purchases are at net asset value, without a sales charge. Minimum initial investment: $1,000. Subsequent investments: $50 or more (by wire or by mail), $1,000 or more (through account executives) or $100 to $5,000 (by
                    EasyInvest).
                    Orders for purchase of shares are effective on day of receipt of payment in Federal Funds if payment is received by the Trust's transfer agent before 12:00 noon New York time (see page 7).
------------------------------------------------------------------------------------------------------------------------------------
Investment          To provide security of principal, high current income and liquidity (see page 5).
Objectives
------------------------------------------------------------------------------------------------------------------------------------
Investment          A diversified portfolio of U.S. Government securities with short-term maturities (see page 5).
Policy
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc., the Investment Manager of the Trust, and its wholly-owned subsidiary, Dean Witter
Manager             Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $105 billion at January
                    31, 1998 (see page 4).
------------------------------------------------------------------------------------------------------------------------------------
Management          Monthly fee at an annual rate of 1/2 of 1% of average daily net assets up to $500 million, scaled down at
Fee                 various levels of net assets to 1/4 of 1% on assets over $3 billion (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor") sells shares of the Trust through Dean Witter Reynolds Inc.
                    ("DWR") and other Selected Broker-Dealers pursuant to selected dealer agreements. Other than the reimbursement to the Distributor pursuant to the Rule 12b-1 Distribution Plan, the Distributor receives no distribution fees
                    (see page 7).
------------------------------------------------------------------------------------------------------------------------------------
Plan of             The Trust is authorized to reimburse specific expenses incurred in promoting the distribution of the Trust's
Distribution        shares pursuant to a Plan of Distribution with the Distributor pursuant to Rule 12b-1 under the Investment
                    Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of average daily net assets of the Trust (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Declared and automatically reinvested daily in additional shares; cash payments of dividends available monthly
                    (see page 15).
------------------------------------------------------------------------------------------------------------------------------------
Reports             Individual periodic account statements; annual and semi-annual Trust financial statements.
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable at net asset value without any charge (see pages 13-15):
of Shares           - By check
                    - By telephone or wire instructions, with proceeds wired or mailed to a predesignated bank account.
                    - By mail
                    - Via an automatic redemption procedure
                    A shareholder's account is subject to possible involuntary redemption if its value falls below $500 (see page
                    14).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The Trust invests principally in high quality, short-term fixed income securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, which are subject to minimal risk of loss of income and principal. However, the investor is directed to the discussions concerning
                    "repurchase agreements," "reverse repurchase agreements" and "when-issued and delayed delivery securities" on page 6 of the Prospectus and on pages 11 and 12 of the Statement of Additional Information concerning any risks associated with such portfolio securities and management techniques.



--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Trust will incur. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1998.

SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................     None
Maximum Sales Charge Imposed on Reinvested Dividends.......................     None
Deferred Sales Charge......................................................     None
Redemption Fees............................................................     None
Exchange Fee...............................................................     None



ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------
Management Fees............................................................      0.46%
12b-1 Fees*................................................................      0.10%
Other Expenses.............................................................      0.46%
Total Fund Operating Expenses..............................................      1.02%


------------
* THE 12b-1 FEE IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF TRUST SHARES").

EXAMPLE                                                                   1 Year       3 Years      5 Years     10 Years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period:..............................................................   $      10    $      32    $      56    $     124



    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE TRUST MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Trust and its Management" and "Purchase of Trust Shares" in this Prospectus.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in this Prospectus commencing on page 18.



                                                                 FOR THE YEAR ENDED JANUARY 31,
                               --------------------------------------------------------------------------------------------------
                                 1998      1997      1996      1995      1994      1993      1992      1991      1990      1989
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net investment income.........    0.046     0.043     0.049     0.034     0.023     0.029     0.050     0.070     0.082     0.068
Less dividends from net
 investment income............   (0.046)   (0.043)   (0.049)   (0.034)   (0.023)   (0.029)   (0.050)   (0.070)   (0.082)   (0.068)
                               --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
 period....................... $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                               ========  ========  ========  ========  ========  ========  ========  ========  ========  ========
TOTAL INVESTMENT RETURN+......    4.67%     4.41%     5.00%     3.47%     2.28%     2.89%     5.14%     7.20%     8.59%     7.02%
RATIOS TO AVERAGE NET ASSETS:
Expenses......................    1.02%     1.11%     1.09%     1.08%     1.00%     0.93%     0.89%     0.99%     0.83%     0.87%
Net investment income.........    4.53%     4.29%     4.86%     3.38%     2.23%     2.87%     5.02%     6.97%     8.19%     6.77%
SUPPLEMENTAL DATA:
Net assets, end of period, in
 millions.....................     $891      $927      $903      $809      $818    $1,027    $1,115    $1,217      $873      $661


------------
+ Calculated based on the net asset value as of the last business day of the period.




                       SEE NOTES TO FINANCIAL STATEMENTS


THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter U.S. Government Money Market Trust (the "Trust") is an open-end diversified management investment company which was organized under the laws of the Commonwealth of Massachusetts as a business trust on November 18, 1981.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Trust's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 101 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $101 billion at January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.


    The Trust has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Trust's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Trust. The Trust's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the

Trust's general investment policies and programs are being properly carried out and that administrative services are being provided to the Trust in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Investment Manager, the Trust pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Trust up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion. For the fiscal year ended January 31, 1998, the Trust accrued total compensation to the Investment Manager amounting to 0.46% of the Trust's average daily net assets and the Trust's total expenses amounted to 1.02% of the Trust's average daily net assets.


INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

    The investment objectives of the Trust are security of principal, high current income and liquidity.

    The Trust seeks to achieve its objectives by investing in U.S. Government securities, including a variety of securities which are issued or guaranteed, as to principal and interest, by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and in certain interests in the foregoing securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, they may be backed, in part, by a line of credit with the U.S. Treasury (such as the Federal National Mortgage Association), or the Trust must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the Trust may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

    Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Some of the government agencies and instrumentalities which issue or guarantee securities include the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the Federal National Mortgage Association, the Farmers Home Administration, the Federal Land Banks, the Small Business Administration, the Student Loan Marketing Association, the Export-Import Bank, the Federal Intermediate Credit Banks, the Tennessee Valley Authority and the Banks for Cooperatives.

    The Trust may invest in securities issued or guaranteed, as to principal and interest, by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government. Such investments may take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

    The Federal Deposit Insurance Corporation is the administrative authority over the Bank Insurance Fund and the Savings Association Insurance Fund, which are the agencies of the U.S. Government which insure (including both principal and interest) the deposits of certain banks and savings and loan associations up to $100,000 per deposit. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in principal amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank or savings and loan association. The interest on such investments is not insured. The Trust may invest in such CDs of banks and savings and loan institutions limited to the insured amount of principal ($100,000) in each case and limited with regard to all such CDs and all illiquid assets, in the aggregate, to 10% of the Trust's total assets.

    The Trust intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

    The investment objectives and policies stated above may not be changed without shareholder approval. There is no assurance that the Trust's objectives will be achieved.

PORTFOLIO MANAGEMENT


    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. A repurchase agreement may be viewed as a type of secured lending by the Trust which typically involves the acquisition by the Trust of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future. The Trust will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed thirteen months. While repurchase agreements involve certain risks not associated with direct investments in U.S. Government securities, the Trust follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions and specifying the required value of the collateral underlying the agreement.


    REVERSE REPURCHASE AGREEMENTS. The Trust may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Trust of portfolio assets concurrently with an agreement by the Trust to repurchase the same assets at a later date at a fixed price.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Trust may purchase securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Trust makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Trust will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Trust's net assets would be so invested.

    The Trust will generally not seek profits through short-term trading, although it may dispose of any portfolio security prior to maturity if, on the basis of a revised evaluation or other circumstance or consideration, the Investment Manager deems such disposition advisable.

    The Trust will attempt to balance its objectives of security of principal, high current income and liquidity by investing in securities of varying maturities and risks. The Trust will not, however, invest in securities with an effective maturity of more than thirteen months from the date of purchase (see "Purchase of Trust Shares--Determination of Net Asset Value"). The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term U.S. Government issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Purchase of Trust Shares--Determination of Net Asset Value"). In the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the Trust might have to borrow money and incur interest expenses. Either occurrence would adversely impact upon the amount of daily dividend and could result in a decline in daily net asset value per share or the redemption by the Trust of shares held in a shareholder's account. The Trust will attempt to minimize these risks by investing in relatively longer-term securities when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the Trust will be successful in achieving this objective.


    Notwithstanding any other investment policy or restriction, the Trust may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Trust.



    BROKERAGE ALLOCATION. Brokerage commissions are not normally charged on the purchase or sale of money market instruments such as U.S. Government obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Trust may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Trust may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital.


PURCHASE OF TRUST SHARES
--------------------------------------------------------------------------------


    The Trust offers its shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Trust and Dean Witter Distributors Inc. (the "Distributor"), shares of the Trust are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048. The offering price of the shares will be at their net asset value next determined (see "Determination of Net Asset Value" below) after receipt of a purchase order and acceptance by the Trust's transfer agent, Dean Witter Trust FSB (the "Transfer Agent"), in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Trust for investment. Shares commence earning income on the day following the date of purchase.



    To initiate purchase by mail or wire, a completed Investment Application (contained in the Prospectus) must be sent to the Transfer Agent at P.O. Box 1040, Jersey City, NJ 07303. Checks should be made payable to Dean Witter U.S. Government Money Market Trust and sent to the Transfer Agent at the above address. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase (see Investment Application or the front cover of this Prospectus for the telephone number) and must be wired to The Bank of New York for credit to the Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two,

Jersey City, NJ, Account No. 8900188413. Wire purchase instructions must include the name of the Trust and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12:00 noon, New York time, on any business day are normally effective that day and wire purchases received after 12:00 noon, New York time, are normally effective the next business day. Initial investments by mail or wire must be at least $1,000. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. Subsequent investments must be $50 or more and may be made through the Transfer Agent. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Trust, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. The Trust will waive the minimum initial investment for the automatic reinvestment of distributions from certain Unit Investment Trusts. The Trust and the Distributor reserve the right to reject any purchase order.


    Sales personnel of a Selected Broker-Dealer are compensated for shares of the Trust sold by them by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

    Orders for the purchase of Trust shares placed by customers through DWR or other Selected Broker-Dealers with payment in clearing house funds will be transmitted to the Trust with payment in Federal Funds on the business day following the day the order is placed by the customer with DWR or another Selected Broker-Dealer. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent. An order procedure exists pursuant to which customers of DWR and other Selected Broker-Dealers can, upon request:
(a) have the proceeds from the sale of listed securities invested in shares of the Trust on the day following the day the customer receives such proceeds in his or her DWR or other Selected Broker-Dealer brokerage account; and (b) pay for the purchase of certain listed securities by automatic liquidation of Trust shares owned by the customer. In addition, there is an automatic purchase procedure whereby consenting DWR or other Selected Broker-Dealer customers who are shareholders of the Trust will have free cash credit balances in their DWR or other Selected Broker-Dealer brokerage accounts as of the close of business (4:00 p.m., New York time) on the last business day of each week (where such balances do not exceed $5,000) automatically invested in shares of the Trust the next business day. Investors with free cash credit balances (i.e., immediately available funds) in brokerage accounts at DWR or other Selected Broker-Dealers will not have any of such funds invested in the Trust until the business day after the customer places an order with DWR or another Selected Broker-Dealer to purchase shares of the Trust and will not receive the daily dividend which would have been received had such funds been invested in the Trust on the day the order was placed with DWR or other Selected Broker-Dealer. Accordingly, DWR or other Selected Broker-Dealers may have the use of such free credit balances during such period.

PLAN OF DISTRIBUTION


    In accordance with a Plan of Distribution between the Trust and the Distributor, pursuant to Rule 12b-1 under the Act, certain services and activities in connection with the distribution of the Trust's shares are reimbursable expenses. The principal activities and services which may be provided by the Distributor, DWR, its affiliates and other Selected Broker-Dealers under the Plan include: (1) compensation to, and expenses of, DWR's and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services may be made in monthly payments by the Trust, which in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Trust's average daily net assets. For its fiscal year ended January 31, 1998, the fee paid was accrued at the annual rate of 0.10 of 1% of the Trust's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Trust is determined as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Trust, subtracting its liabilities and dividing the result by the number of shares outstanding. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    The Trust utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders who own or purchase shares of the Trust having a minimum value of at least $5,000. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value, determined at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five days after the date of redemption. A shareholder wishing to make this election should do so on the Investment Application. The withdrawal plan may be terminated at any time by the Trust.

    TARGETED DIVIDENDS. In states where it is legally permissible, shareholders may elect to have all shares of the Trust earned as a result of dividends paid in any given month redeemed as of the end of the month and invested in shares of any other designated open-end investment company for which InterCapital serves as investment manager (collectively, with the Trust, the "Dean Witter Funds"), other than Dean Witter U.S. Government

Money Market Trust, at the net asset value per share of the selected Dean Witter Fund determined as of the last business day of the month, without the imposition of any applicable front-end sales charge or without the imposition of any applicable contingent deferred sales charge upon ultimate redemption. All such shares invested will begin to earn dividends, if any, in the selected Dean Witter Fund on the first business day of the succeeding month. Shareholders of the Trust must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.


    EASYINVEST (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Trust. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX SHELTERED RETIREMENT PLANS. Retirement plans are available for use by the self-employed, Individual Retirement Accounts and Custodial Accounts under
Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

    SYSTEMATIC PAYROLL DEDUCTION PLAN. There is also available to employers a Systematic Payroll Deduction Plan by which their employees may invest in the Trust. For further information, investors should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.


    EXCHANGE PRIVILEGE. An "Exchange Privilege", that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Trust, exists whereby shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which five funds are called "money market funds") and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (which nine funds, including the Trust, are referred to herein as the "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC

Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.



    When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Dean Witter Multi-Class Fund having a different CDSC schedule from that of Global Short-Term or the Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from Global Short-Term or from a Class of a Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a Dean Witter Multi-Class Fund or Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund (Trust) Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchanges or dividend reinvestment.


    Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.


    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Trust and its other shareholders and, at the Investment Manager's discretion, may be limited by the Trust's refusal to accept additional purchases and/or exchanges from the investor. Although the

Trust does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Trust and its other shareholders, investors should be aware that the Trust and each of the other Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Trust on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.


    The Exchange Privilege may be terminated or revised at any time by the Trust and/or any of such Funds for which shares of the Trust may be exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds or TCW/DW North American Government Income Trust pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Trust pledged in their margin account.



    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Trust for shares of any of the above Funds pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Trust, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Trust will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Trust may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege form and who is unable to reach the Trust by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTION OF TRUST SHARES
--------------------------------------------------------------------------------

    A shareholder may withdraw all or any of his or her investments at any time, without penalty or charge, by redeeming shares through the Transfer Agent at the net asset value per share next determined (see "Purchase of Trust Shares--Determination of Net Asset Value") after the receipt of a redemption request meeting the applicable requirements as follows (all of which are subject to the General Redemption Requirements set forth below).

1.  BY CHECK

    The Transfer Agent will supply blank checks to any shareholder who has requested them on an Investment Application. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an Investment Application that all owners are required to sign checks.

    Shares will be redeemed at their net asset value next determined (See "Purchase of Trust Shares-- Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment.

2.  BY TELEPHONE OR WIRE INSTRUCTIONS WITH
PAYMENT TO PREDESIGNATED BANK ACCOUNT

    A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form.

    DWR and other participating Selected Broker-Dealers have informed the Distributor and the Trust that, on behalf of and as agent for their customers who are shareholders of the Trust, they will transmit to the Trust requests for redemption of shares owned by their customers. In such cases, the Transfer Agent will wire proceeds of redemptions to DWR's or another Selected Broker-Dealer's bank account for credit to the shareholders' accounts the following business day. DWR and other participating Selected Broker-Dealers have also informed the Distributor and the Trust that they do not charge for this service.

    Redemption instructions must include the shareholder's name and account number and be wired or called to the Transfer Agent:
    --800-869-NEWS (toll-free)
    --Telex No. 125076

3.  BY MAIL


    A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption.


    Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as requested. Proceeds of redemption may also be sent to some other person, as requested by the shareholder.

GENERAL REDEMPTION REQUIREMENTS


    Written requests for redemption must be signed by the registered shareholder(s). If the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor), except in the case of redemption by check. Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. With regard to shares of the Trust acquired pursuant to the Exchange Privilege, any applicable CDSC will be imposed upon the redemption of such shares (see "Purchase of Trust Shares--Exchange Privilege").



    All requests for redemption should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.


    Generally, the Trust will attempt to make payment for all redemptions within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Trust may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

    The Trust reserves the right, on sixty days' notice, to redeem at net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $500, or such lesser amount as may be fixed by the Board of Trustees.

AUTOMATIC REDEMPTION PROCEDURE

    The Distributor has instituted an automatic redemption procedure which it may utilize to satisfy amounts due by a shareholder maintaining a brokerage account with DWR or another Selected Broker-Dealer as a result of purchases of securities or other transactions in the shareholder's brokerage account. Under this procedure, if the shareholder elects to participate by so notifying DWR or another Selected Broker-Dealer, the shareholder's DWR or other Selected Broker-Dealer brokerage account will be scanned each business day prior to the close of business (4:00 p.m., New York time). After application of any cash balances in the account, a sufficient number of Trust shares may be redeemed at the close of business to satisfy any amounts for which the shareholder is obligated to make payment to DWR or another Selected Broker-Dealer. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and DWR or another Selected Broker-Dealer will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.


EASYINVEST (Service Mark)--AUTOMATIC REDEMPTION



    Shareholders may invest in shares of certain other Dean Witter Funds by subscribing to EasyInvest, an automatic purchase plan which provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund.

Under EasyInvest, a shareholder may direct that a sufficient number of shares of the Trust be automatically redeemed and the proceeds transferred automatically to the Dean Witter Funds' Transfer Agent, on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Redemptions will be effected on the business day preceding the investment date and the Transfer Agent will receive the proceeds for investment on the day following the redemption date.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Trust declares dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of dividend may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed the Trust's net investment income. Dividends are automatically reinvested daily in additional full and fractional shares of the Trust (rounded to the last 1/100 of a share) at the net asset value per share at the close of business on that day. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

    Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the monthly payment date (which will be no later than the last business day of the month) and the proceeds will be paid to them by check. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

    TAXES. Because the Trust intends to distribute substantially all of its net investment income and net capital gains, if any, to shareholders and intends to otherwise comply with all of the provisions of Subchapter M of the Internal Revenue Code to qualify as a regulated investment company, it is not expected that the Trust will be required to pay any federal income tax.

    Distributions of net investment income and realized net short-term capital gains, if any, are taxable to shareholders subject to tax on their income as ordinary dividend income, whether such distributions are taken in cash or reinvested in additional shares.

    The Trust advises its shareholders annually as to the federal income tax status of distributions paid during each calendar year. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

CURRENT AND EFFECTIVE YIELD

    From time to time the Trust advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Trust refers to the income generated by an investment in the Trust over a given period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by investment during that seven-day period is assumed to be generated each seven-day period within a 365 day period and is shown as a percentage of investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Trust is assumed to be reinvested each week within a 365 day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Trust's yield for the seven days ended January 31, 1998 was 4.86%. The effective annual yield on 4.86% is 4.98%, assuming daily compounding. The Trust may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Trust.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Trust are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Trust is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Trust does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Trust's assets and operations, the possibility of the Trust being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Trust, the risk to Trust shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Trust reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Trust.

    YEAR 2000. The investment management services provided to the Trust by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Trust should be directed to the Trust, the Distributor or the Transfer Agent at one of the telephone numbers or at the address set forth on the front cover of this Prospectus.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998

                                                                                        ANNUALIZED
PRINCIPAL                                  DESCRIPTION                                    YIELD
AMOUNT IN                                      AND                                      ON DATE OF
THOUSANDS                                 MATURITY DATE                                  PURCHASE      VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (99.5%)
$ 84,310   Federal Farm Credit Bank 02/23/98-11/23/98.................................  5.41-5.69%  $ 82,951,474
 375,997   Federal Home Loan Banks 02/04/98-07/29/98..................................  5.41-5.68    373,010,677
 173,558   Federal Home Loan Mortgage Corp. 02/02/98-06/05/98.........................  5.37-5.73    172,209,277
 230,638   Federal National Mortgage Assoc. 02/05/98-07/06/98.........................  5.41-5.70    228,354,834
  10,000   Student Loan Marketing Assoc. 04/27/98.....................................       5.41      9,872,434
  20,000   Tennessee Valley Authority 02/10/98-4/21/98................................  5.40-5.55     19,866,362
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $886,265,058)..........................................................   886,265,058
                                                                                                    ------------

           U.S. GOVERNMENT OBLIGATION (1.1%)
  10,000   U.S. Treasury Bill 04/16/98 (AMORTIZED COST $9,891,667)....................       5.32      9,891,667
                                                                                                    ------------

           REPURCHASE AGREEMENT (0.3%)
   2,219   The Bank of New York due 02/02/98 (dated 01/30/98; proceeds $2,219,576) (a)
             (IDENTIFIED COST $2,218,582).............................................      5.375      2,218,582
                                                                                                    ------------




TOTAL INVESTMENTS
(IDENTIFIED COST $898,375,307) (B)........................................................  100.9 %   898,375,307

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.9)     (7,804,021)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 890,571,286
                                                                                            ======  =============

---------------------

(a) Collateralized by $2,199,915 U.S. Treasury Note 6.75% due 05/31/99 valued at $2,262,954.
(b)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       18

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998



ASSETS:
Investments in securities, at value
  (identified cost $898,375,307)..............................................................  $898,375,307
Cash..........................................................................................        90,001
Receivable for:
    Interest..................................................................................       313,129
    Shares of beneficial interest sold........................................................       272,307
Prepaid expenses and other assets.............................................................       209,299
                                                                                                ------------

     TOTAL ASSETS.............................................................................   899,260,043
                                                                                                ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     8,176,208
    Investment management fee.................................................................       336,717
    Plan of distribution fee..................................................................        73,353
Accrued expenses and other payables...........................................................       102,479
                                                                                                ------------

     TOTAL LIABILITIES........................................................................     8,688,757
                                                                                                ------------

     NET ASSETS...............................................................................  $890,571,286
                                                                                                ============


COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $890,569,126
Accumulated undistributed net investment income...............................................         2,160
                                                                                                ------------

     NET ASSETS...............................................................................  $890,571,286
                                                                                                ============


NET ASSET VALUE PER SHARE,
  890,569,126 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)..............         $1.00
                                                                                                ============



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME................................................................................  $49,850,300
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................    4,108,339
Transfer agent fees and expenses...............................................................    3,708,286
Plan of distribution fee.......................................................................      861,859
Shareholder reports and notices................................................................      188,870
Registration fees..............................................................................      143,594
Professional fees..............................................................................       49,509
Custodian fees.................................................................................       46,399
Trustees' fees and expenses....................................................................       18,193
Other..........................................................................................       15,916
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    9,140,965
                                                                                                 -----------

NET INVESTMENT INCOME AND NET INCREASE.........................................................  $40,709,335
                                                                                                 ===========



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS



                                                                            FOR THE YEAR      FOR THE YEAR
                                                                               ENDED             ENDED
                                                                          JANUARY 31, 1998  JANUARY 31, 1997
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income and net increase..................................  $     40,709,335  $     39,392,462
Dividends from net investment income....................................       (40,709,121)      (39,391,745)
Net increase (decrease) from transactions in shares of beneficial
  interest..............................................................       (36,513,549)       24,364,860
                                                                          ----------------  ----------------

     NET INCREASE (DECREASE)............................................       (36,513,335)       24,365,577

NET ASSETS:
Beginning of period.....................................................       927,084,621       902,719,044
                                                                          ----------------  ----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $2,160 AND $1,946,
    RESPECTIVELY).......................................................  $    890,571,286  $    927,084,621
                                                                          ================  ================


                       SEE NOTES TO FINANCIAL STATEMENTS
                                       21

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter U.S. Government Money Market Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objectives are security of principal, high current income and liquidity. The Trust was organized as a Massachusetts business trust on November 18, 1981 and commenced operations on February 17, 1982.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums are amortized and discounts are accreted over the life of the respective securities.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% to the portion of the daily net assets not exceeding $500 million; 0.425% to the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED

the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of the daily net assets exceeding $3 billion.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Trust's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Trust, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, its affiliates and other selected broker-dealers under the Plan: (1) compensation to, and expenses of, account executives of DWR's and other selected broker-dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Trust is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Trust's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Trust's

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998, CONTINUED

average daily net assets during the month. Expenses incurred by the Distributor pursuant to the Plan in any fiscal year will not be reimbursed by the Trust through payments accrued in any subsequent fiscal year. For the year ended January 31, 1998, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities
for   the   year  ended   January  31,   1998  aggregated   $12,228,704,711  and
$12,310,616,114, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended January 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,891. At January 31, 1998, the Trust had an accrued pension liability of $47,654 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                     FOR THE
                                                                      YEAR        FOR THE YEAR
                                                                      ENDED          ENDED
                                                                   JANUARY 31,    JANUARY 31,
                                                                      1998            1997
                                                                   -----------   --------------
Shares sold...................................................   2,013,452,444    1,937,077,890
Shares issued in reinvestment of dividends....................      40,560,689       39,246,217
                                                                 -------------    -------------
                                                                 2,054,013,133    1,976,324,107
Shares repurchased............................................  (2,090,526,682)  (1,951,959,247)
                                                                 -------------    -------------
Net increase (decrease).......................................     (36,513,549)      24,364,860
                                                                 =============    =============



6. FINANCIAL HIGHLIGHTS

See the "Financial Highlights" table on page 4 of this prospectus.

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing in the "Financial Highlights" table on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter U.S. Government Money Market Trust (the "Trust") at January 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 18, 1998

  2  3  0 --
 for office use only

                                                                  [LOGO]
APPLICATION

DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

Send to: Dean Witter Trust FSB (the "Transfer Agent"), P.O. Box 1040, Jersey City, NJ 07303


INSTRUCTIONS    For assistance in completing this application, telephone Dean Witter Trust FSB at (800) 869-NEWS (toll-free).
TO REGISTER
SHARES          1.[REMOVE APPLICATION CAREFULLY]
(please print)
                ---------------------------------------------------------------------------------------------------------------
                                  First Name                                    Last Name
-As joint
  tenants,
  use line 1 & 2  2.
                ---------------------------------------------------------------------------------------------------------------
                                  First Name                                    Last Name
                   (Joint tenants with rights of survivorship unless otherwise specified)
                                                                                              ------------------------




                                                                                              Social Security Number
-As custodian
  for a minor,   3.
  use lines 1 &
  3
                ---------------------------------------------------------------------------------------------------------------
                                                                    Minor's Name
                   Under the________Uniform Gifts to Minors Act                            ---------------------------
                                                                                           Minor's Social Security Number
                   State of Residence of Minor
-In the name of a
  corporation,   4.
  trust,
  partnership
  or other      ---------------------------------------------------------------------------------------------------------------
                                    Name of Corporation, Trust (including trustee name(s)) or Other Organization institutional
  investors, use
  line 4
                   If Trust, Date of Trust Instrument:____________                          Tax Identification
                                                                                             Number__________
ADDRESS
                ---------------------------------------------------------------------------------------------------------------
                   City                       State                       Zip Code




TO PURCHASE
SHARES:
Minimum Initial   / / CHECK (enclosed) $__________ (Make Payable to Dean Witter U.S. Government Money Market Trust)
Investment:
$1,000            / / WIRE*  On__________          MF*________
                  (Date)                            (Control number, this transaction)





                  ----------------------------------------------------------------------------------------------------------
                  Name of Bank                                                                        Branch
                  ----------------------------------------------------------------------------------------------------------
                  Address
                  ----------------------------------------------------------------------------------------------------------
                  Telephone Number
                  * For an initial investment made by wiring funds, obtain a control number by calling: (800) 869-NEWS
                  (toll-free).
                   Your bank should wire to:
                  Bank of New York for credit to account of Dean Witter Trust FSB





                  Account Number: 8900188413
                  Re: Dean Witter U.S. Government Money Market Trust
                  Account Of:______________________
                  (Investor's Account as Registered at the Transfer Agent)
                  Control or Account Number:______________________
                  (Assigned by Telephone)
                                                         OPTIONAL SERVICES




                  NOTE: If you are a current shareholder of Dean Witter U.S.
                  Government Money Market Trust, please indicate your fund account number here.
                  [ 2 ] [ 3 ] [ 0 ]  -




DIVIDENDS         All dividends will be reinvested daily in additional shares, unless the following option is selected:
                  / / Pay income dividends by check at the end of each month.
WRITE YOUR OWN    / / Send an initial supply of checks.
CHECK             FOR JOINT ACCOUNTS:
                  / / CHECK THIS BOX IF ALL OWNERS ARE REQUIRED TO SIGN CHECKS.
SYSTEMATIC        / / Systematic Withdrawal Plan ($25 minimum)                                        / / Percentage of balance
WITHDRAWAL        (annualized basis)
PLAN              $________ / / Monthly or / / Quarterly                                     ______% / / Monthly or / / Quarterly
Minimum           / / 10th   or / / 25th of Month/Quarter                                     / / 10th    or / / 25th of
Account Value:    Month/Quarter
$5,000            / / Pay shareholder(s) at address of record.
                  / / Pay to the following: (If this payment option is selected a signature guarantee is required)




                  ----------------------------------------------------------------------------------------------------------
                  Name
                  ----------------------------------------------------------------------------------------------------------
                  Address
                  ----------------------------------------------------------------------------------------------------------
                  City                       State                       Zip Code






PAYMENT TO        / /  Dean Witter Trust FSB is hereby authorized to honor telephonic or other instructions, without signature
PREDESIGNATED        guarantee, from any person for the redemption of any or all shares of Dean Witter U.S. Government Money Market
BANK ACCOUNT           Trust held in my (our) account provided that proceeds are transmitted only to the following bank account.
                       (Absent its own negligence, neither Dean Witter U.S. Government Money Market Trust nor Dean Witter Trust FSB
                       (the "Transfer Agent") shall be liable for any redemption caused by unauthorized instruction(s)):
Bank Account must be in
same  name  as  shares  are
registered        -------------------------------------------------------------------------------  ------------------------------
                  NAME & BANK ACCOUNT NUMBER                                                        BANK'S ROUTING TRANSMIT CODE
                                                                                                          (ASK YOUR BANK)
Minimum Amount:
$1,000            NAME OF BANK
                  -------------------------------------------------------------------------------
                  ADDRESS OF BANK
                  -------------------------------------------------------------------------------
                  TELEPHONE NUMBER OF BANK
                                                              SIGNATURE AUTHORIZATION
FOR ALL ACCOUNTS  NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE INFORMATION BELOW WILL REQUIRE AN
                  AMENDMENT TO THIS FORM. THIS DOCUMENT IS IN FULL FORCE AND EFFECT UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY
                  THE TRANSFER AGENT.
                  The "Transfer Agent" is hereby authorized to act as agent for the registered owner of shares of Dean Witter U.S.
                  Government Money Market Trust (the "Fund") in effecting redemptions of shares and is authorized to recognize the signature(s) below in payment of funds resulting from such redemptions on behalf of the registered owners of such shares. The Transfer Agent shall be liable only for its own negligence and not for default or negligence of its correspondents, or for losses in transit. The Fund shall not be liable for any default or negligence of the
                  Transfer Agent.
                  I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of, Dean Witter U.S. Government Money Market
                  Trust and (we) further certify my (our) authority to sign and act for and on behalf of the investor.
                  Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal
                  Revenue Service has notified me that I am no longer subject to backup withholding. (Note: You must cross out item
                  (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.)
                  For Individual, Joint and Custodial Accounts for Minors, Check Applicable Box:
                  / / I am a United States Citizen.                     / / I am not a United States Citizen.
                                                  SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)





                  ------------------------------------------------          ------------------------------------------------
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA                  SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                  --------------------------------------------------------  --------------------------------------------------------
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA                  SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
Name(s) must be
signed
exactly the same  SIGNED THIS_______________DAY OF__________, 19____.
as shown on
lines 1 to 4 on
the reverse
side of this                                FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS
application
                  The following named persons are currently officers/trustees/general partners/other authorized signatories of the
                  Registered Owner, and any * of them ("Authorized Person(s)") is/are currently authorized under the applicable governing document to act with full power to sell, assign or transfer securities of the the Fund for the
                  Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:
                                         NAME/TITLE                                                SIGNATURE




In addition,
complete
Section A or B    --------------------------------------------------------  --------------------------------------------------------
below.
                  --------------------------------------------------------  --------------------------------------------------------
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA                  SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                  --------------------------------------------------------  --------------------------------------------------------
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA                  SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                  --------------------------------------------------------  --------------------------------------------------------
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA                  SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                  SIGNED THIS____________DAY OF____________, 19____.
                  The Transfer Agent may, without inquiry, act only upon the instruction of ANY PERSON(S) purporting to be (an)
                  Authorized Person(s) as named in the Certification Form last received by the Transfer Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses resulting from the
                  Transfer Agent having acted upon any instruction reasonably believed genuine.
                  ------------------------------------------------------------------------------------------------------------------
                  *INSERT A NUMBER. UNLESS OTHERWISE INDICATED, THE TRANSFER AGENT MAY HONOR INSTRUCTIONS OF ANY ONE OF THE PERSONS
                   NAMED ABOVE.




SECTION (A)           NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS REQUIRED.
CORPORATIONS AND
INCORPORATED
ASSOCIATIONS ONLY.    I, ____________, Secretary of the Registered Owner, do hereby certify that at a meeting on
SIGN ABOVE AND COM-   ____________ at which a quorum was present throughout, the Board of Directors of the
PLETE THIS            corporation/the officers of the association duly adopted a resolution, which is in full force and
SECTION               effect and in accordance with the Registered Owner's charter and by-laws, which resolution did the following: (1) empowered the above-named Authorized Person(s) to effect securities transactions for the Registered Owner on the terms described above; (2) authorized the Secretary to certify, from time to time, the names and titles of the officers of the Registered Owner and to notify the
                      Transfer Agent when changes in office occur; and (3) authorized the Secretary to certify that such a resolution has been duly adopted and will remain in full force and effect until the Transfer
                      Agent receives a duly executed amendment to the Certification Form.
SIGNATURE
GUARANTEE**           Witness my hand on behalf of the corporation/association this ______ day of ____________, 19____.
(or Corporate Seal)
                      --------------------------------------------------------------------------------------------------
                                                                 Secretary**
                      The undersigned officer (other than the Secretary) hereby certifies that the foregoing instrument has been signed by the Secretary of the
                      corporation/association.
SIGNATURE
GUARANTEE**           --------------------------------------------------------------------------------------------------
(or Corporate Seal)                  Certifying Officer of the Corporation or Incorporated Association**
SECTION (B) ALL                                    NOTE: A SIGNATURE GUARANTEE IS REQUIRED.
OTHER
INSTITUTIONAL         --------------------------------------------------------------------------------------------------
INVESTORS                                                         Certifying
SIGNATURE                                          Trustee(s)/General Partner(s)/Other(s)**
GUARANTEE**
                      --------------------------------------------------------------------------------------------------
SIGN ABOVE AND COM-                                               Certifying
PLETE THIS SECTION                                 Trustee(s)/General Partner(s)/Other(s)**
                      **SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIGLE GUARANTOR




DEALER            Above signature(s) guaranteed. Prospectus has been delivered by undersigned to above-named applicant(s).
(if any)
Completion by
dealer only       ----------------------------------------------------  ----------------------------------------------------
                  Firm Name                                             Office Number-Account Number at Dealer-A/E Number
                  ----------------------------------------------------  ----------------------------------------------------
                  Address                                               Account Executive's Last Name
                  ----------------------------------------------------  ----------------------------------------------------
                  City, State, Zip Code                                 Branch Office


-Registered Trademark- 1998 Dean Witter Distributors Inc.

                        THE DEAN WITTER FAMILY OF FUNDS

MONEY MARKET FUNDS                       FIXED-INCOME FUNDS
Dean Witter California Tax-Free Daily    Dean Witter Balanced Income Fund
Income Trust                             Dean Witter California Tax-Free Income
Dean Witter Liquid Asset Fund Inc.        Fund
Dean Witter New York Municipal Money     Dean Witter Convertible Securities
Market Trust                              Trust
Dean Witter Tax-Free Daily Income Trust  Dean Witter Diversified Income Trust
Dean Witter U.S. Government Money        Dean Witter Federal Securities Trust
Market Trust                             Dean Witter Global Short-Term Income
EQUITY FUNDS                              Fund Inc.
Dean Witter American Value Fund          Dean Witter Hawaii Municipal Trust
Dean Witter Balanced Growth Fund         Dean Witter High Yield Securities Inc.
Dean Witter Capital Appreciation Fund    Dean Witter Intermediate Income
Dean Witter Capital Growth Securities     Securities
Dean Witter Developing Growth            Dean Witter Intermediate Term U.S.
Securities Trust                          Treasury Trust
Dean Witter Dividend Growth Securities   Dean Witter Limited Term Municipal
 Inc.                                     Trust
Dean Witter European Growth Fund Inc.    Dean Witter Multi-State Municipal
Dean Witter Financial Services Trust      Series Trust
Dean Witter Fund of Funds                Dean Witter New York Tax-Free Income
Dean Witter Global Dividend Growth        Fund
 Securities                              Dean Witter Short-Term Bond Fund
Dean Witter Global Utilities Fund        Dean Witter Short-Term U.S. Treasury
Dean Witter Health Sciences Trust         Trust
Dean Witter Income Builder Fund          Dean Witter Tax-Exempt Securities Trust
Dean Witter Information Fund             Dean Witter U.S. Government Securities
Dean Witter International SmallCap Fund   Trust
Dean Witter Japan Fund                   Dean Witter World Wide Income Trust
Dean Witter Market Leader Trust          DEAN WITTER RETIREMENT SERIES
Dean Witter Mid-Cap Growth Fund          American Value Series
Dean Witter Natural Resource             Capital Growth Series
Development Securities Inc.              Dividend Growth Series
Dean Witter Pacific Growth Fund Inc.     Global Equity Series
Dean Witter Precious Metals and          Intermediate Income Securities Series
 Minerals Trust                          Liquid Asset Series
Dean Witter Special Value Fund           Strategist Series
Dean Witter S&P 500 Index Fund           U.S. Government Money Market Series
Dean Witter Utilities Fund               U.S. Government Securities Series
Dean Witter Value-Added Market Series    Utilities Series
Dean Witter World Wide Investment Trust  Value-Added Market Series
Morgan Stanley Dean Witter Competitive   ACTIVE ASSETS ACCOUNT PROGRAM
 Edge Fund, "Best Ideas" Portfolio       Active Assets California Tax-Free Trust
ASSET ALLOCATION FUNDS                   Active Assets Government Securities
Dean Witter Global Asset Allocation       Trust
 Fund                                    Active Assets Money Trust
Dean Witter Strategist Fund              Active Assets Tax-Free Trust

Dean Witter
U. S. Government
Money Market Trust
Two World Trade Center
New York, New York 10048

TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

Jonathan R. Page
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
U.S. GOVERNMENT
MONEY MARKET
TRUST


                                                     PROSPECTUS -- MARCH 2, 1998

[DEAN WITTER LOGO]



                                          D E A N  W I T T E R
                                          -------------------------------------
                                          R E T I R E M E N T  S E R I E S
                                          -------------------------------------
                                          O C T O B E R  3 1 , 1 9 9 7
                                          -------------------------------------
                                          P R O S P E C T U S   E N C L O S E D
                                          -------------------------------------

                        DEAN WITTER RETIREMENT SERIES

                            CROSS-REFERENCE SHEET

PART A
ITEM                         CAPTION PROSPECTUS
----                         ------------------
     1.      ..............  Cover Page
     2.      ..............  Summary of Fund Expenses; Prospectus Summary
     3.      ..............  Performance Information; Financial Highlights
     4.      ..............  Investment Objectives and Policies; The Fund and its
                              Management; Cover Page; Investment Restrictions;
                              Prospectus Summary; Financial Highlights
     5.      ..............  The Fund and Its Management; Back Cover;
                              Investment Objectives and Policies
     6.      ..............  Dividends, Distributions and Taxes; Additional
                              Information
     7.      ..............  Purchase of Fund Shares; Shareholder
                              Services; Repurchases and Redemptions;
                              Determination of Net Asset Value; Prospectus Summary
     8.      ..............  Repurchases and Redemptions; Shareholder Services
     9.      ..............  Not Applicable

PART B
ITEM                         STATEMENT OF ADDITIONAL INFORMATION
----                         -----------------------------------
    10.      ..............  Cover Page
    11.      ..............  Table of Contents
    12.      ..............  The Fund and Its Management
    13.      ..............  Investment Practices and Policies; Investment
                              Restrictions; Portfolio Transactions and Brokerage
    14.      ..............  The Fund and Its Management; Trustees and
                              Officers
    15.      ..............  The Fund and Its Management; Trustees and
                              Officers
    16.      ..............  The Fund and Its Management; Custodian and
                              Transfer Agent; Independent Accountants
    17.      ..............  Portfolio Transactions and Brokerage
    18.      ..............  Description of Shares; Principal Securities Holders
    19.      ..............  Repurchases and Redemptions; Shareholder Services;
                              Determination of Net Asset Value; Financial Statements
    20.      ..............  Dividends, Distributions and Taxes; Financial Statements
    21.      ..............  Purchase of Fund Shares

    22.      ..............  Performance Information
    23.      ..............  Experts; Financial Statements


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      PROSPECTUS DATED OCTOBER 31, 1997

                        DEAN WITTER RETIREMENT SERIES

   TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048 (212) 392-2550 OR (800)
                             869-NEWS (TOLL-FREE)

   DEAN WITTER RETIREMENT SERIES (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, in accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.

   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is to achieve a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

   AN INVESTMENT IN THE LIQUID ASSET, U.S. GOVERNMENT MONEY MARKET AND/OR U.S. GOVERNMENT SECURITIES SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE LIQUID ASSET OR U.S. GOVERNMENT MONEY MARKET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

   SHARES OF SERIES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

   The availability of the various methods of purchase and redemption of shares of the Fund and other shareholder services will be governed by the parameters set forth in the investor's employee benefit plan.

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 31, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed above. The Statement of Additional Information is incorporated herein by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/6
Financial Highlights/8
The Fund and its Management/12
Investment Objectives and Policies/13
 Liquid Asset Series/13
 U.S. Government Money Market Series/15
 U.S. Government Securities Series/16
 Intermediate Income Securities Series/19
 American Value Series/20
 Capital Growth Series/21
 Dividend Growth Series/22
 Strategist Series/23
 Utilities Series/24
 Value-Added Market Series/26
 Global Equity Series/27
 General Investment Techniques/28
Investment Restrictions/37
Determination of Net Asset Value/39
Purchase of Fund Shares/40
Shareholder Services/41
Redemptions and Repurchases/43
Dividends, Distributions and Taxes/45
Performance Information/46
Additional Information/47

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------------------------------------
The             The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an
Fund            open-end management investment company. The Fund is comprised of eleven separate Series: the
                Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities
                Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth
                Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added
                Market Series, and the Global Equity Series (see page 12). The Trustees of the Fund may establish additional Series at any time.
-----------------------------------------------------------------------------------------------------------------
Shares          Each Series is managed for investment purposes as if it were a separate fund issuing a separate
Offered         class of shares of beneficial interest, with $0.01 par value. The assets of each Series are segregated, so that an interest in the Fund is limited to the assets of the Series in which shares are held and shareholders are each entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains, if any, on the investments of such Series (see page
                47).
-----------------------------------------------------------------------------------------------------------------
Offering        The price of the shares of each Series of the Fund offered by this Prospectus is determined once
Price           daily as of 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to
                4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open, and is equal to the net asset value per share without a sales charge (see page 39). Purchases are limited to institutional and individual investors participating in various employee benefit plans and
                Individual Retirement Account ("IRA") rollover plans; there is no minimum initial or subsequent purchase. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

                                       2


-----------------------------------------------------------------------------------------------------------------
Investment      Each Series has distinct investment objectives and policies, and is subject to various investment
Objectives and  restrictions, some of which apply to all Series. The Liquid Asset Series seeks high current
Policies        income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less (see pages 13-15). The U.S. Government Money
                Market Series seeks security of principal, high current income and liquidity by investing primarily in money market instruments maturing in thirteen months or less which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities (see pages 15-16). The U.S. Government Securities Series seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities (see pages 16-19). The
                Intermediate Income Securities Series seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities
                (see pages 19-20). The American Value Series seeks long-term growth consistent with an effort to reduce volatility by investing primarily in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time (see pages 20-21). The Capital Growth Series seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process (see pages 21-22). The Dividend Growth Series seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends (see pages 22-23). The Strategist Series seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments (see pages 23-24). The Utilities Series seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry. The Utilities Series will concentrate its investments in the electric utilities industry (see pages 24-26). The Value-Added Market
                Series' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index (see
                pages 26-27). The Global Equity Series' investment objective is a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents
                (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations
                (see pages 27-28).
-----------------------------------------------------------------------------------------------------------------
Investment      Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), the Investment Manager
Manager         of the Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to one hundred and two investment companies and other portfolios with assets of approximately $102.3 billion at September
                30, 1997 (see page 12).
-----------------------------------------------------------------------------------------------------------------
Management      The Investment Manager receives monthly fees at the following annual rates of the daily net assets
Fees            of the respective Series of the Fund: Liquid Asset Series--0.50%; U.S. Government Money Market
                Series--0.50%; U.S. Government Securities Series--0.65%; Intermediate Income Securities
                Series--0.65%; American Value Series--0.85%; Capital Growth Series--0.85%; Dividend Growth
                Series--0.75%; Strategist Series--0.85%; Utilities Series--0.75%; Value-Added Market
                Series--0.50%; and Global Equity Series--1.0%. The management fees for the American Value, Capital
                Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies.

                                       3

-----------------------------------------------------------------------------------------------------------------
Dividends and   The Liquid Asset Series and the U.S. Government Money Market Series declare and reinvest all
Capital Gains   dividends daily and pay cash dividends monthly; the U.S. Government Securities Series and the
Distributions   Intermediate Income Securities Series declare dividends from net investment income daily and pay such dividends monthly; the Dividend Growth Series and the Utilities Series declare and pay dividends from net investment income quarterly; the American Value Series, the Capital Growth
                Series, the Strategist Series, the Value-Added Market Series and the Global Equity Series declare and pay dividends from net investment income at least once each year. Each Series of the Fund makes capital gains distributions, if any, at least annually. All dividends and distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see pages 45-46).
-----------------------------------------------------------------------------------------------------------------
Distributor     Dean Witter Distributors Inc. is the distributor of the Fund's shares. The Distributor and Dean
                Witter Reynolds Inc. have entered into a Plan of Distribution pursuant to Rule 12b-1 under the
                Investment Company Act of 1940, as amended (the "Act"), with the Fund, authorizing the Distributor and any of its affiliates to make payments, out of their resources, for expenses incurred in connection with the promotion of distribution of the Fund's shares (see pages 40-41).
-----------------------------------------------------------------------------------------------------------------
Redemption      Shares of the Fund may be redeemed at their net asset value (see pages 43-45).
-----------------------------------------------------------------------------------------------------------------
Shareholder     Automatic Investment of Dividends and Distributions (unless otherwise requested); Systematic
Services        Payroll Deduction Plan; Exchange Privilege; Systematic Withdrawal Plan (see pages 41-43).
-----------------------------------------------------------------------------------------------------------------
Risks           The Liquid Asset Series invests solely in U.S. Government securities, high quality corporate debt obligations and obligations of banks and savings and loan associations having assets of $1 billion or more and certificates of deposit which are fully insured as to principal; consequently, the portfolio securities of the Series are subject to minimal risk of loss of income and principal.
                However, the investor is directed to the discussions of "repurchase agreements" (page 28) and
                "reverse repurchase agreements" (page 28) concerning any risks associated with these investment techniques. The U.S. Government Money Market Series invests principally in high quality, short-term fixed-income securities issued or guaranteed as to principal and interest by the U.S.
                Government, its agencies or instrumentalities. Such securities are subject to minimal risk of loss of income and principal. However, shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when-issued and delayed delivery securities and forward commitments" (page
                28) and "reverse repurchase agreements" (page 28). The U.S. Government Securities Series invests only in obligations issued or guaranteed by the U.S. Government which are subject to minimal risk of loss of income and principal. The value of the securities holdings of the U.S. Government
                Securities Series and, thereby, the net asset value of its shares, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the net asset value per share. In addition, the average life of certain of the securities held in the U.S. Government Securities Series (e.g., GNMA Certificates)
                may be shortened by prepayments or refinancings of the mortgage pools underlying such securities
                (pages 16-19). Such prepayments may have an impact on dividends paid by the U.S. Government
                Securities Series. Shareholders should also refer to the discussions of "repurchase agreements,"
                "when-issued and delayed delivery securities and forward commitments" and "zero coupon securities"
                (pages 28-29). The net asset value of the shares of the Intermediate Income Securities Series will fluctuate with changes in the market value of its securities holdings. The Series may invest in securities rated "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investors Service,
                Inc., which securities have speculative characteristics. Shareholders should also refer to the discussions of "when-issued and delayed delivery securities and forward commitments" (page 28),
                "when, as and if issued securities" (page 29), "zero coupon securities" (page 29) and "reverse repurchase agreements" (page 28). The American Value Series' emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that the American Value Series'
                investments in small and medium-capitalization companies involves greater risk than is customarily associated with

                                       4


-----------------------------------------------------------------------------------------------------------------
                investing in larger, more established companies. Shareholders should also refer to the discussions of "repurchase agreements" (page 28), "when, as and if issued securities" (page 29) and "warrants"
                (page 29). The net asset value of the shares of the Capital Growth Series will fluctuate with changes in the market value of its portfolio securities. The Capital Growth Series may purchase foreign, when-issued and delayed delivery, and when, as and if issued securities, and futures and options, which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments (pages
                28-36). The net asset value of the shares of the Dividend Growth Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Dividend Growth
                Series will vary in relation to the amounts of dividends and interest paid by its securities holdings. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when, as and if issued securities" (page 29) and "warrants" (page 29). The net asset value of the shares of Strategist Series will fluctuate with changes in the market value of its portfolio securities. The level of income payable to the investor will vary depending upon the market allocation determined by the Investment Manager and with various market determinants such as interest rates. The Series may make various investments and may engage in various investment strategies including options and futures transactions (pages 28-36), when-issued and delayed delivery securities and forward commitments (page 28), when, as and if issued securities (page 28)
                and repurchase agreements (page 28). The Strategist Series is "non-diversified" and is therefore not subject to the diversification requirements of the Act. This non-diversified status allows the
                Strategist Series to increase its investment in the securities of an individual issuer, and, thereby, subjects the Series to greater exposure to any risks pertaining to investment in the issuer's securities (page 23). The net asset value of the shares of the Utilities Series fluctuates with changes in the market value of its securities holdings. The public utilities industry has certain characteristics and risks, and developments within that industry will have an impact on the Utilities Series. The value of public utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Shareholders should also refer to the discussions of "repurchase agreements" (page 28),
                "when-issued and delayed delivery securities and forward commitments" (page 28), "when, as and if issued securities" (page 28), "zero coupon securities" (page 29), and "foreign securities" (pages
                31-32). The net asset value of the shares of the Value-Added Market Series will fluctuate with changes in the market value of its securities holdings. Dividends payable by the Value-Added
                Market Series will vary in relation to the amounts of income paid by its securities holdings.
                Shareholders should also refer to the discussion of "repurchase agreements" (page 28) and "options and futures transactions" (pages 33-36). The Global Equity Series is intended for long-term investors who can accept the risks involved in investments in the securities of companies and countries located throughout the world. It should be recognized that investing in such securities involves different and perhaps greater risks than are customarily associated with securities of domestic companies or trading in domestic markets. In addition, shareholders should consider risks inherent in an international portfolio, including exchange fluctuations and exchange controls, and certain of the investment policies which the Global Equity Series may employ, including transactions in forward foreign currency exchange contracts (see pages 31-33). Moreover, the expenses of the Global Equity Series are likely to be greater than those incurred by other Series in the Fund and other investment companies which invest primarily in securities of domestic issuers. The Intermediate Income Securities, American Value, Capital Growth, Strategist,
                Utilities, Value-Added Market and Global Equity Series may write call options on securities held in their portfolios without limit (see pages 33-35). Certain of the Series of the Fund may experience high portfolio turnover rates with corresponding higher transaction expenses and potentially adverse tax consequences. See "Portfolio Trading" (pages 36-37).

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended July 31, 1997.

Shareholder Transaction Expenses (for each Series)

Maximum Sales Charge Imposed on Purchases................   None
Maximum Sales Charge Imposed on Reinvested Dividends ....   None
Deferred Sales Charge....................................   None
Redemption Fees..........................................   None
Exchange Fee.............................................   None

Annual Operating Expenses (as a Percentage of Average Net Assets for the year ended July 31, 1997)*


                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                            ------          ------           ------          ------       ------     ------
Management Fees*
 (after fee waiver) ...      0.46%           0.30%            0.10%           0.00%        0.64%      0.0 %
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses*
 (after expense
 assumption)...........      0.54            0.70             0.90            1.00         0.36       1.00
Total Series Operating
 Expenses..............      1.00            1.00             1.00            1.00         1.00       1.00


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                          ------       ------       ------       ------          ------
Management Fees*
 (after fee waiver) ...    0.75%        0.45%        0.00%        0.48%           0.15%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses*
 (after expense
 assumption)...........    0.22         0.55         1.00         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.00         1.00         1.00            1.00

   *Pursuant to an undertaking, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series until December 31, 1995. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

Example

   You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                              Intermediate
                            U.S. Government U.S. Government      Income      American    Capital
             Liquid Asset    Money Market      Securities      Securities      Value     Growth
                Series          Series           Series          Series       Series     Series
            -------------- ---------------  --------------- --------------  ---------- ---------
1 year.....      $ 10            $ 10             $ 10            $ 10         $ 10       $ 10
3 years....        32              32               32              32           32         32
5 years....        55              55               55              55           55         55
10 years ..       122             122              122             122          122        122


             Dividend                              Value-Added
              Growth     Strategist   Utilities      Market      Global Equity
              Series       Series       Series       Series          Series
            ---------- ------------  ----------- -------------  ---------------
1 year.....    $ 10         $ 10         $ 10         $ 10            $ 10
3 years....      31           32           32           32              32
5 years....      54           55           55           55              55
10 years ..     119          122          122          122             122

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   "Management Fees" (after fee waiver) and "Other Expenses" (after expense assumption) have been restated to reflect current fees and expenses.

   If administrative services are performed by Dean Witter Trust FSB ("DWT"), the Fund's Transfer and Dividend Disbursing Agent and an affiliate of the Investment Manager, on behalf of an employee benefit plan, it may charge fees for such services which are negotiated between each employee benefit plan and DWT.

   It is estimated that total operating expenses for each Series for the fiscal year ending July 31, 1998, assuming no waiver of management fees or assumption of expenses, and calculated using average net assets for the year ended July 31, 1997, would be:

                                                                          Intermediate
                                        U.S. Government U.S. Government      Income      American    Capital
                         Liquid Asset    Money Market      Securities      Securities      Value     Growth
                            Series          Series           Series          Series       Series     Series
                        -------------- ---------------  --------------- --------------  ---------- ---------
Management Fees........      0.50%           0.50%            0.65%           0.65%        0.85%      0.85%
12b-1 Fees.............      0.0             0.0              0.0             0.0          0.0        0.0
Other Expenses.........      0.54            0.70             0.90            1.35         0.36       2.31
Total Series Operating
 Expenses..............      1.04            1.20             1.55            2.00         1.21       3.16


                         Dividend                              Value-Added
                          Growth     Strategist   Utilities      Market      Global Equity
                          Series       Series       Series       Series          Series
                        ---------- ------------  ----------- -------------  ---------------
Management Fees........    0.75%        0.85%        0.75%        0.50%           1.00%
12b-1 Fees.............    0.0          0.0          0.0          0.0             0.0
Other Expenses.........    0.22         0.55         1.03         0.52            0.85
Total Series Operating
 Expenses..............    0.97         1.40         1.78         1.02            1.85

   The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management."

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                           NET
             NET ASSET                  REALIZED                                                      TOTAL
    YEAR       VALUE         NET           AND       TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   UNREALIZED    INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME     GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  ------------ ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02          --          $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.05          --            0.05         (0.05)           --              (0.05)
U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++        --            --            --              --               --
1994             1.00        0.03          --            0.03         (0.03)           --              (0.03)
1995             1.00        0.06          --            0.06         (0.06)           --              (0.06)
1996             1.00        0.05          --            0.05         (0.05)           --              (0.05)
1997             1.00        0.04          --            0.04         (0.04)           --              (0.04)
U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19        $ 0.07          0.26         (0.20)           --              (0.20)
1994            10.06        0.44         (0.50)        (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56          0.15          0.71         (0.56)           --              (0.56)
1996             9.71        0.55         (0.12)         0.43         (0.55)           --              (0.55)
1997             9.59        0.56          0.34          0.90         (0.56)         $(0.02)           (0.58)
INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19         (0.02)         0.17         (0.19)           --              (0.19)
1994             9.98        0.60         (0.57)         0.03         (0.60)           --              (0.60)
1995             9.41        0.61          0.22          0.83         (0.61)           --              (0.61)
1996             9.63        0.59         (0.21)         0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53          0.26          0.79         (0.53)           --              (0.53)
AMERICAN VALUE
1993 (5)        10.00        0.06         (0.01)         0.05          --              --               --
1994            10.05        0.03         (0.09)        (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14          3.15          3.29         (0.12)           --              (0.12)
1996            13.10        0.09          1.17          1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02          5.12          5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.

                                            RATIOS TO AVERAGE         RATIOS TO AVERAGE NET
                                                NETASSETS                    ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50*         0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29 %          N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

FINANCIAL HIGHLIGHTS Continued
-----------------------------------------------------------------------------

The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund's Series is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                            NET
             NET ASSET                   REALIZED                                                      TOTAL
    YEAR       VALUE          NET           AND       TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT    UNREALIZED    INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)  GAIN (LOSS)   OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  ------------ ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)       $(1.10)       $(1.12)         --              --               --
1994             8.88         0.13          0.45          0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10          1.77          1.87         (0.12)           --              (0.12)
1996            11.17         0.07          1.55          1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)         5.41          5.38         (0.01)          (0.32)           (0.33)
DIVIDEND GROWTH
1993 (1)        10.00         0.13          0.58          0.71         (0.10)           --              (0.10)
1994            10.61         0.28          0.37          0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34          2.13          2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32          1.76          2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33          5.60          5.93         (0.33)          (0.52)           (0.85)
UTILITIES
1993 (2)        10.00         0.19          1.30          1.49         (0.14)           --              (0.14)
1994            11.35         0.37         (0.95)        (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42          0.80          1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38          0.61          0.99         (0.45)           --              (0.45)
1997            11.79         0.41          1.90          2.31         (0.32)           --              (0.32)
VALUE-ADDED MARKET
1993 (3)        10.00         0.05          0.02          0.07         (0.04)           --              (0.04)
1994            10.03         0.24          0.65          0.89         (0.11)           --              (0.11)
1995            10.81         0.21          2.16          2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25          1.17          1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21          5.58          5.79         (0.25)          (0.63)           (0.88)
GLOBAL EQUITY
1993 (2)        10.00         0.07         (0.03)         0.04          --              --               --
1994            10.04         0.08          0.58          0.66         (0.05)           --              (0.05)
1995            10.65         0.14          0.49          0.63         (0.11)           --              (0.11)
1996            11.17         0.09          0.71          0.80         (0.18)           --              (0.18)
1997            11.79         0.09          2.98          3.07         (0.06)          (0.32)           (0.38)
STRATEGIST
1993 (1)        10.00         0.06         (0.23)        (0.17)         --              --               --
1994             9.83         0.23         (0.20)         0.03         (0.13)           --              (0.13)
1995             9.73         0.24          1.49          1.73         (0.18)           --              (0.18)
1996            11.28         0.25          1.63          1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37          2.96          3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------

   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50*        (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50*        (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company consisting of eleven separate Series: the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Strategist Series, the Utilities Series, the Value-Added Market Series, and the Global Equity Series. All of the Series, with the exception of the Strategist Series, are diversified. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on May 14, 1992. The Distributor and any of its affiliates are authorized, pursuant to a Plan of Distribution entered into by the Fund with the Distributor and Dean Witter Reynolds Inc. ("DWR") in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), to make payments for expenses, out of their own resources, incurred in connection with the promotion of distribution of shares of the Fund.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of one hundred and two investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $98.6 billion as of September 30, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.7 billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Inter-Capital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Board of Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Liquid Asset Series; 0.50% to the net assets of the U.S. Government Money Market Series; 0.65% to the net assets of the U.S. Government Securities Series; 0.65% to the net assets of the Intermediate Income Securities Series; 0.85% to the net assets of the American Value Series; 0.85% to the net assets of the Capital Growth Series; 0.75% to the net assets of the Dividend Growth Series; 0.85% to the net assets of the Strategist Series; 0.75% to the net assets of the Utilities Series; 0.50% to the net assets of the Value-Added Market Series; and 1.0% to the Global Equity Series, each business day. The management fees set forth above for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment companies. Until December 31, 1995, the Investment Manager assumed all expenses relating to each Series' operations (except for any brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to each Series. The Investment Manager has undertaken to continue to assume, until December 31, 1997, such expenses and to waive the compensation provided for in its Management Agreement with respect to each Series to the extent that such expenses and compensation on an annualized basis exceed 1.00% of the daily net assets of the Series.

   For the fiscal year ended July 31, 1997, the Series accrued total compensation to the Investment Manager and incurred total expenses, after assumption of expenses by the Investment Manager, each as a percentage of average daily net assets, as follows:

                                COMPENSATION TO     TOTAL
                              INVESTMENT MANAGER   EXPENSES
                              ------------------ ----------
Liquid Asset.................        0.46%           1.00%
U.S. Government Money
 Market......................        0.30            1.00
U.S. Government Securities ..        0.10            1.00
Intermediate Income..........        0.00            1.00
American Value...............        0.64            1.00
Capital Growth...............        0.00            1.00
Dividend Growth..............        0.75            0.97
Strategist...................        0.45            1.00
Utilities....................        0.00            1.00
Value-Added Market...........        0.48            1.00
Global Equity................        0.15            1.00

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   The investment objectives of the Liquid Asset Series are high current income, preservation of capital and liquidity. The investment objectives may not be changed without approval of the Series' shareholders. The Series seeks to achieve its objectives by investing in the following money market instruments:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bank notes and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks;

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 10% or less of the Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper and Corporate Obligations. Commercial paper and corporate debt obligations maturing in thirteen months or less which are rated in one of the two highest rating categories for short-term debt obligations or, if not rated, have been issued by issuers which have another short-term debt obligation that is comparable in priority and security to such non-rated securities and is so rated, by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or which, if unrated, are of comparable quality as determined in accordance with procedures established by the Trustees. The NRSROs currently rating instruments of the type the Series may purchase are Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. Their rating criteria are described in the Appendix to the Fund's Statement of Additional Information.

   The foregoing rating limitations apply at the time of acquisition of a security. Any subsequent change in any rating by a rating service will not require elimination of any security from the Series' portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which analysis will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Liquid Asset Series.

   The ratings assigned by the NRSROs represent their opinions as to the quality of the securities they undertake to rate. It should be emphasized, however, that the ratings are general and not absolute standards of quality.

   Subject to the foregoing requirements, the Liquid Asset Series may invest in commercial paper which has been issued pursuant to the "private placement" exemption afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to institutional investors pursuant to Rule 144A under the Securities Act. Management considers such legally restricted, but readily marketable, commercial paper to be liquid. However, pursuant to procedures approved by the Trustees of the Fund, if a particular investment in such commercial paper is determined to be illiquid, that investment will be included within the 10% limitation on illiquid investments (see "Investment Restrictions"). If at any time the Liquid Asset Series' investments in illiquid securities exceed 10% of the Series' total assets, the Series will dispose of illiquid securities in an orderly fashion to reduce the Series' holdings in such securities to less than 10% of its total assets.

   Variable Rate and Floating Rate Obligations. Certain of the types of investments described above may be variable rate or floating rate obligations. The interest rates payable on variable rate or floating rate obligations are not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate obligation may be adjusted at pre-designated periodic intervals and on a floating rate obligation whenever there is a change in the market rate of interest on which the interest rate payable is based.

   Although the Liquid Asset Series will generally not seek profits through short-term trading, it may dispose of any portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, it believes such disposition advisable.

   The Liquid Asset Series will attempt to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks. The Liquid Asset Series will not, however, invest in securities that mature in more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term issues, while generally paying higher interest rates, are subject, as a result of general changes in interest rates, to greater fluctuations in value than shorter-term issues. Thus, when rates on new debt securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, but to a lesser degree, with short-term issues. These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). Longer-term issues also increase the risk that the issuer may be unable to pay an installment of interest or principal at maturity. Also, in the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the Liquid Asset Series might have to borrow money and incur interest expense. Either occurrence would adversely impact the amount of daily dividend and could result in a decline in the daily net asset value per share. The Liquid Asset Series will attempt to minimize these risks by investing in longer-term securities when it appears to management that interest rates on such securities are not likely to increase substantially during the period of expected holding, and then only in securities of high quality which are readily marketable. However, there can be no assurance that the Series will be successful in achieving this or its other objectives.

   Private Placements. As stated above, the Liquid Asset Series may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the "Securities Act") and which may be sold to other institutional investors pursuant to Rule 144A under the Securities Act. The adoption by the Securities and Exchange Commission of Rule 144A, which permits the resale of certain restricted securities to institutional investors, had the effect of broadening and increasing the liquidity of the institutional trading market for securities subject to restrictions on resale to the general public.
Section 4(2) commercial paper sold pursuant to Rule 144A is restricted in that it can be resold only to qualified institutional investors. However, since institutions constitute virtually the entire market for such commercial paper, the market for such Section 4(2) commercial paper is, in reality, as liquid as that for other commercial paper. While the Liquid Asset Series generally holds to maturity commercial paper in its portfolio, the advent of Rule 144A has greatly simplified the ability to sell Section 4(2) commercial paper to other institutional investors.

   Under procedures adopted by the Trustees of the Fund, the Liquid Asset Series may purchase Section 4(2) commercial paper without being subject to its limitation on illiquid investments and will be able to utilize Rule 144A to sell that paper to other institutional investors. The procedures require that the Investment Manager consider the following factors in determining that any restricted security eligible for sale pursuant to Rule 144A be considered liquid: (1) the frequency of trades and quotes for the security,
(2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Investment Manager will report to the Trustees on a quarterly basis on all restricted securities held by the Liquid Asset Series with regard to their ongoing liquidity. In the event any Section 4(2) commercial paper or restricted security held by the Liquid Asset Series is determined to be illiquid by the Trustees and the Investment Manager, that investment would be included as an illiquid security subject to the limitation on illiquid investments referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   The foregoing investment policies are not fund amental and may be changed by the Trustees without shareholder vote.

U.S. GOVERNMENT MONEY MARKET SERIES

   The investment objectives of the U.S. Government Money Market Series are security of principal, high current income and liquidity. There is no assurance that the investment objectives will be achieved. These investment objectives may not be changed without the approval of the shareholders of the U.S. Government Money Market Series. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Money Market Series seeks to achieve its objectives by investing in U.S. Government securities, including a variety of securities which are issued and/or guaranteed, as to principal and interest, by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government, and in certain interests in the foregoing securities. Except for U.S. Treasury securities, these obligations, even those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, they may be backed, in part, by a line of credit with the U.S. Treasury (such as the Federal National Mortgage Association), or the U.S. Government Money Market Series must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the U.S. Government Money Market Series may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. The assumption of the liabilities of these agencies or instrumentalities by the U.S. Government is discretionary and is not a lawful obligation.

   Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Some of the government agencies and instrumentalities which issue or guarantee securities include the Federal Farm Credit System, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Government National Mortgage Association, the Federal National Mortgage Association, the Farmers Home Administration, the Federal Land Banks, the Small Business Administration, the Student Loan Marketing Association, the Export-Import Bank, the Federal Intermediate Credit Banks and the Banks for Cooperatives.

   The U.S. Government Money Market Series may invest in securities issued or guaranteed, as to principal and interest, by any of the foregoing entities or by any other agency or instrumentality established or sponsored by the United States Government. Such investments may take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing. Participation interests are pro rata interests in U.S. Government securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

   The Federal Deposit Insurance Corporation is the administrative authority over the Bank Insurance Fund and the Savings Association Insurance Fund, which are the agencies of the U.S. Government which insure (including both principal and interest) the deposits of certain banks and savings and loan associations up to $100,000 per deposit. Current federal regulations also permit such institutions to issue insured negotiable certificates of deposit ("CDs") in principal amounts of $100,000 or more without regard to the interest rate ceilings on other deposits. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank or savings and loan association. The interest on such investments is not insured. The U.S. Government Money Market Series may invest in such CDs of banks and savings and loan institutions limited to the insured amount of principal ($100,000) in each case and limited with regard to all such CDs and all illiquid assets, in the aggregate, to 10% of the U.S. Government Money Market Series' total assets.

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   The U.S. Government Money Market Series intends normally to hold its portfolio securities to maturity. Historically, securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities have involved minimal risk of loss of principal or interest, if held to maturity.

   The U.S. Government Money Market Series will generally not seek profits through short-term trading, although it may dispose of any portfolio security prior to maturity if, on the basis of a revised evaluation or other circumstance or consideration, the Investment Manager deems such disposition advisable.

   The U.S. Government Money Market Series will attempt to balance its objectives of security of principal, high current income and liquidity by investing in securities of varying maturities and risks. The U.S. Government Money Market Series will not, however, invest in securities with an effective maturity of more than thirteen months from the date of purchase. The amounts invested in obligations of various maturities of thirteen months or less will depend on management's evaluation of the risks involved. Longer-term U.S. Government issues, while generally paying higher interest rates, are subject to greater fluctuations in value resulting from general changes in interest rates than shorter-term issues. Thus, when rates on new securities increase, the value of outstanding securities may decline, and vice versa. Such changes may also occur, to a lesser degree, with short-term issues.

   These changes, if realized, may cause fluctuations in the amount of daily dividends and, in extreme cases, could cause the net asset value per share to decline (see "Determination of Net Asset Value"). In the event of unusually large redemption demands, such securities may have to be sold at a loss prior to maturity, or the U.S. Government Money Market Series might have to borrow money and incur interest expenses. Either occurrence would adversely impact upon the amount of daily dividend and could result in a decline in daily net asset value per share or the redemption by the U.S. Government Money Market Series of shares held in a shareholder's account. The U.S. Government Money Market Series will attempt to minimize these risks by investing in relatively longer-term securities when it appears to management that yields on such securities are not likely to increase substantially during the period of expected holding, and then only in securities which are readily marketable. However, there can be no assurance that the U.S. Government Money Market Series will be successful in achieving this objective.

U.S. GOVERNMENT SECURITIES SERIES

   The investment objective of the U.S. Government Securities Series is high current income consistent with safety of principal. There is no assurance that the investment objective will be achieved. The investment objective may not be changed without approval of the U.S. Government Securities Series' shareholders. The investment policies discussed below may be changed without shareholder approval.

   The U.S. Government Securities Series seeks to achieve its objective by investing in obligations issued and/or guaranteed by the U.S. Government or its instrumentalities ("U.S. Government Securities"). All such obligations are backed by the "full faith and credit" of the United States. Investments may be made in obligations of instrumentalities of the U.S. Government only where such obligations are guaranteed by the U.S. Government.

   U.S. Government securities include U.S. Treasury securities consisting of Treasury bills, Treasury notes and Treasury bonds. Some of the other U.S. Government securities in which the U.S. Government Securities Series may invest include securities of the Federal Housing Administration, the Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration, Resolution Funding Corporation and the Small Business Administration. The maturities of such securities usually range from three months to thirty years.

   The Series is not limited as to the maturities of the U.S. Government securities in which it may invest, except that the Series will not purchase zero coupon securities with remaining maturities of longer than ten years. For a discussion of the risks of investing in U.S. Government securities (including such securities purchased on a when-issued, delayed delivery or forward commitment basis and zero coupon securities), see "General Investment Techniques" below.

   While the U.S. Government Securities Series has the ability to invest in any securities backed by the full faith and credit of the United States, it is currently anticipated that a substantial portion of the U.S. Government Securities Series' assets will be invested in Certificates of the Government National Mortgage Association ("GNMA"). Should market or economic conditions warrant, this policy is subject to change at any time at the discretion of the Investment Manager.

   GNMA Certificates. GNMA Certificates are mortgage-backed securities. Each Certificate evidences an interest in a specific pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration (FHA) or guaranteed by the Veterans Administration (VA). Scheduled payments of principal and interest are made to the registered holders of GNMA Certificates. The GNMA Certificates that the U.S. Government Securities Series will invest in are of the modified pass-through type. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer on the underlying mortgages. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates.

   The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments with maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages or foreclosure. Any prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, which has the effect of reducing future payments. Due to the GNMA guarantee, foreclosures impose no risk to investment principal. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool. However, statistics indicate that the average life of the type of mortgages backing the majority of GNMA Certificates is approximately twelve years. For this reason, it is standard practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than twelve years, but typically not less than five years.

   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates, but only by the amount of the fees paid to GNMA and the issuer.

   The U.S. Government Securities Series will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders such as banks, broker-dealers and financing corporations and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The guaranteed mortgage pass-through securities in which the U.S. Government Securities Series may invest include those issued or guaranteed by GNMA or other entities which securities are backed by the full faith and credit of the United States.

   Certificates for mortgage-backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

   Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Reinvestment by the U.S. Government Securities Series of prepayments may occur at higher or lower interest rates than the original investment. Historically, actual average life has been consistent with the twelve-year assumption referred to above. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificates. Interest on GNMA Certificates is paid monthly rather than semi-annually as for traditional bonds.

   Adjustable Rate Mortgage Securities. The U.S. Government Securities Series may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. The U.S. Government Securities Series may also invest in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. However, the U.S. Government Securities Series will only invest in CMOs which are backed by the full faith and credit of the United States.

   The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. However, there are no effects on the Series from investing in CMOs issued by entities that have elected to be treated as REMICs, and all future references to CMOs shall also be deemed to include REMICs. The Fund may invest without limitation in CMOs.

   In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. Certain CMOs may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

   The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on the tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

   The U.S. Government Securities Series also may invest in, among other things, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bond"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds always are parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

INTERMEDIATE INCOME SECURITIES SERIES

   The investment objective of the Intermediate Income Securities Series is high current income consistent with safety of principal. This investment objective may not be changed without approval of the Intermediate Income Securities Series' shareholders. There is no assurance that the investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Intermediate Income Securities Series seeks to achieve its objective by investing at least 65% of its total assets in intermediate term, investment grade fixed-income securities. Such securities have a minimum remaining maturity of three years and a maximum remaining maturity of ten years. The Intermediate Income Securities Series will maintain an average dollar-weighted maturity of approximately seven years or less and may not invest in securities with remaining maturities greater than twelve years. Under normal conditions, the Intermediate Income Securities Series' average weighted maturity will not be less than three years.

   Under normal circumstances, the Intermediate Income Securities Series will invest primarily in corporate debt securities and preferred stock of investment grade, which consists of securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are determined to be of comparable quality by the Fund's Trustees. While fixed-income securities rated Baa by Moody's and BBB by S&P are considered investment grade, they have speculative characteristics. (A more detailed description of bond ratings is contained in the Appendix to the Statement of Additional Information.) The Intermediate Income Securities Series may also purchase U.S. Government securities (securities guaranteed as to principal and interest by the United States or its agencies or instrumentalities) and investment grade securities, denominated in U.S. dollars, issued by foreign governments or issuers. U.S. Government securities in which the Intermediate Income Securities Series may invest include zero coupon securities and mortgage backed securities, such as securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. There can be no assurance that the investment objective of the Intermediate Income Securities Series will be achieved.

   The Investment Manager believes that the Intermediate Income Securities Series' policies of purchasing intermediate term securities will reduce the volatility of the Intermediate Income Securities Series' net asset value over the long term. Although the values of fixed-income securities generally increase during periods of declining interest rates and decrease during periods of increasing interest rates, the extent of these fluctuations has historically generally been smaller for intermediate term securities than for securities with longer maturities. Conversely, the yield available on intermediate term securities has also historically been lower than those available from long term securities.

   Investment by the Intermediate Income Securities Series in U.S. dollar denominated fixed-income securities issued by foreign governments and other foreign issuers may involve certain risks not associated with U.S. issued securities (see "Foreign Securities" under "General Portfolio Techniques" below). The Investment Manager believes that those risks are substantially lessened because the foreign securities in which the Intermediate Income Securities Series may invest are investment grade.

   While the Intermediate Income Securities Series will invest primarily in investment grade fixed-income securities, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments and repurchase agreements, as well as, with respect to up to 5% of its net assets, lower-rated fixed-income securities. No more than 5% of the Intermediate Income Securities Series' net assets may be invested in lower-rated fixed-income securities.

   Lower-rated fixed-income securities, which are those rated from Ba or BB to C by Moody's or S&P, respectively, are considered to be speculative investments. Such lower-rated securities, while producing a higher yield than investment grade securities, are subject to credit risk to a greater extent than investment grade securities. The Intermediate Income Securities Series does not have any minimum quality rating standard with respect to the portion (up to 5%) of its net assets which may be invested in lower-rated securities. See the Statement of Additional Information for a description of the special risks and characteristics of lower-rated fixed-income securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Intermediate Income Securities Series' securities holdings. During such periods, the Intermediate Income Securities Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Intermediate Income Securities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or Standard & Poor's or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

AMERICAN VALUE SERIES

   The investment objective of the American Value Series is long-term capital growth consistent with an effort to reduce volatility. There is no assurance that the American Value Series' objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the American Value Series. The investment policies discussed below may be changed without shareholder approval.

   The American Value Series seeks to achieve its investment objective by investing in a diversified portfolio of securities consisting principally of common stocks. The American Value Series utilizes an investment process that places primary emphasis on seeking to identify industries, rather than individual companies, as prospects for capital appreciation. The Investment Manager seeks to invest the assets of the Series in those industries that, at the time of investment, are attractively valued given their above average relative earnings growth potential at that time. Therefore, the Series is typically over-weighted in those sectors deemed to be attractive given their potential for above average earnings growth.

   After selection of the American Value Series' target industries, specific company investments are selected. In this process, the Investment Manager seeks to identify companies whose prospects are deemed attractive on the basis of an evaluation of valuation screens and prospective company fundamentals.

   The Investment Manager seeks to identify what stage of the business cycle the economy is in and which industry groups have historically outperformed the overall market during that stage of the cycle, i.e., typically, groups that tend to have the highest relative earnings growth at that point in the cycle. The Investment Manager also analyzes secular trends such as demographics, international trade, etc., that could cause the current cycle to differ from prior cycles and attempts to weight the portfolio appropriately, given those factors.

   Following selection of the American Value Series' specific investments, the Investment Manager will attempt to allocate the assets of the American Value Series so as to reduce the volatility of its portfolio. In doing so, the American Value Series may hold a portion of its portfolio in fixed-income securities in an effort to moderate extremes of price fluctuations. The American Value Series may invest up to 35% of its total assets in common stocks of non-U.S. companies, including American Depository Receipts (which are custody receipts with respect to foreign securities) (see "Foreign Securities" under "General Portfolio Techniques" below), in companies in industries which have not been determined to be attractively valued or moderately attractively valued by the Investment Manager, and in convertible debt securities and warrants, convertible preferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and investment grade corporate debt securities when, in the opinion of the Invest-ment Manager, the projected total return on such securities is equal to or greater than the expected total return on common stocks, or when such holdings might be expected to reduce the volatility of the portfolio, and in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of shares of the American Value Series or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. Greater than 35% of the American Value Series' total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions. The term investment grade consists of fixed-income securities rated Baa or higher by Moody's Investors Service Inc. or BBB or higher by Standard and Poor's Corporation, or, if not rated, determined to be of comparable quality by the Investment Manager.

   Because prices of stocks fluctuate from day to day, the value of an investment in the American Value Series will vary based upon the Series' investment performance. The American Value Series is intended for long-term investors who can accept the risks involved in seeking long-term growth of capital through investment in the securities of large, medium and small-capitalization companies. Emphasis on attractive industries may run contrary to general market assessments and may involve risks associated with departure from typical S&P 500 industry weightings. It should be recognized that investing in small and medium-capitalization companies involves greater risk than is customarily associated with investing in more established companies.

   Under normal circumstances, at least 65% of the American Value Series' total assets will be invested in common stocks of U.S. companies in industries which, at the time of purchase, were determined to be attractively valued or moderately attractively valued given their above average relative earnings growth potential.

   The American Value Series may enter into repurchase agreements, invest in zero coupon securities, invest in real estate investment trusts, lend its portfolio securities, engage in futures contracts and options transactions, purchase securities which are issued in private placements or are otherwise not readily marketable, and purchase securities on a when-issued or delayed delivery basis or a "when, as and if issued" basis, and purchase or sell securities on a forward commitment basis, in each case in accordance with the description of these investments and techniques (and subject to the risks) set forth under "General Portfolio Techniques" below and in the Statement of Additional Information.

   The foregoing limitations apply at the time of acquisition based on the last determined market value of the American Value Series' assets, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets will not require elimination of any security from the portfolio.

CAPITAL GROWTH SERIES

   The investment objective of the Capital Growth Series is long-term capital growth. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the majority of the shareholders of the Capital Growth Series. The following policies may be changed by the Trustees without approval by the shareholders of the Capital Growth Series.

   The Capital Growth Series seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks. As part of its management of the Capital Growth Series, the Investment Manager utilizes a screening process designed to Find companies which have demonstrated a history of consistent growth in earnings and revenues for the past several years. Additionally, several companies will have solid future earnings growth characteristics and attractive valuations. Companies meeting these requirements will be potential candidates for investment within the Capital Growth portfolio. Subject to the Capital Growth Series' investment objective, the Investment Manager, without notice, may modify the foregoing screening process and/or may utilize additional or different screening processes in connection with the investment of the Series' assets. Dividend income will not be a consideration in the selection of stocks for purchase.

   Although the Capital Growth Series invests primarily in common stocks, the Series may invest up to 35% of its total assets (taken at current value and subject to any restrictions appearing elsewhere in this Prospectus), in any combination of the following: (a) U.S. Government securities (securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) and investment grade fixed-income securities; (b) convertible securities; (c) money market instruments; (d) options on equity and debt securities; and (e) futures contracts and related options thereon, as described below. The Capital Growth Series may also purchase unit offerings (where corporate debt securities are offered as a unit with convertible securities, preferred or common stocks, warrants, or any combination thereof). U.S. Government securities in which the Capital Growth Series may invest include zero coupon securities. Convertible securities in which the Capital Growth Series may invest include bonds, debentures, corporate notes, preferred stock and other securities. The Capital Growth Series may also purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis, and may purchase securities on a "when, as and if issued" basis.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Capital Growth Series' securities holdings. During such periods, the Series may adopt a temporary "defensive" posture in which greater than 35% of its total assets are invested in cash or money market instruments. Money market instruments in which the Capital Growth Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks (such as certificates of deposit and banker's acceptances) subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

DIVIDEND GROWTH SERIES

   The investment objective of the Dividend Growth Series is to provide reasonable current income and long-term growth of income and capital. There is no assurance that the objective will be achieved. The investment objective may not be changed without the approval of the shareholders of the Dividend Growth Series.

   The Dividend Growth Series seeks to achieve its investment objective primarily by investing at least 65% of its total assets in common stock of companies with a record of paying dividends and the potential for increasing dividends. The net asset value of the Dividend Growth Series' shares will fluctuate with changes in market values of portfolio securities. The Dividend Growth Series will attempt to avoid investing in securities with speculative characteristics.

   The Dividend Growth Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The following investment policies may be changed without the approval of the Dividend Growth Series' shareholders:

     (1) Up to 35% of the value of the Dividend Growth Series' total assets may be invested in: (a) convertible debt securities, convertible pre ferred securities, U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), investment grade corporate debt securities and/or money market instruments when, in the opinion of the Investment Manager, the projected total return on such securities is equal to or greater than the expected total return on equity securities or when such holdings might be expected to reduce the volatility of the portfolio (for purposes of this provision, the term "total return" means the difference between the cost of a security and the aggregate of its market value and dividends received); or (b) in money market instruments under any one or more of the following circumstances: (i) pending investment of proceeds of sale of Dividend Growth Series' shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; or (iii) to maintain liquidity for the purpose of meeting anticipated redemptions.

     (2) Notwithstanding any of the foregoing limitations, the Dividend Growth Series may invest more than 35% in money market in struments to maintain, temporarily, a "defen-sive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

   The foregoing limitations will apply at the time of acquisition based on the last determined value of the Dividend Growth Series' assets. Any subsequent change in any applicable percentage resulting from fluctuations in value or other changes in total assets will not require elimination of any security from the portfolio. The Dividend Growth Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

STRATEGIST SERIES

   The investment objective of the Strategist Series is to maximize the total return on its investments. This is a fundamental policy and cannot be changed without the approval of the Strategist Series' shareholders. In seeking to achieve its objective, the Series will actively allocate assets among the major asset categories of equity securities, fixed-income securities and money market instruments. Total return consists of current income (including dividends, interest and, in the case of discounted instruments, discount accruals) and capital appreciation (including realized and unrealized capital gains and losses). There can be no assurance that the investment objective of the Strategist Series will be achieved.

   The achievement of the Strategist Series' investment objective depends upon the ability of the Investment Manager to correctly assess the effects of economic and market trends on different sectors of the market. The Investment Manager believes that superior investment returns at lower risk are achievable by actively allocating resources to the equity, debt and money market sectors of the market as opposed to relying solely on just one market. At times, the equity market may hold a higher potential return than the debt market and would warrant a higher asset allocation. The reverse would be true when the bond market's potential return is higher. Investments in the money market sector can be used to soften market declines when both bonds and equities are fully priced. Conserving capital during declining markets can contribute to maximizing total return over a longer period of time. In addition, the securities of companies within various economic sectors may at times offer higher returns than other sectors and can thus contribute to superior returns. Finally, the Investment Manager believes that superior stock selection can also contribute to superior total return.

   To facilitate reallocation of the Strategist Series' assets in accordance with the Investment Manager's views as to shifts in the marketplace, the Investment Manager will employ transactions in futures contracts and options thereon. For example, if the Investment Manager believes that a ten percent increase in that portion of the Strategist Series' assets invested in fixed income securities and a concomitant decrease in that portion of the Strategist Series' assets invested in equity securities is timely, the Strategist Series might purchase interest rate futures, such as Treasury bond futures, and sell stock index futures, such as the Standard & Poor's 500 Stock Index futures, in equivalent amounts. The utilization of futures transactions, rather than the purchase and sale of equity and fixed-income securities, increases the speed and efficacy of the Strategist Series' asset reallocations.

   Within the equity sector, the Investment Manager will actively allocate funds to those economic sectors expected to benefit from major trends and to individual stocks which are deemed to have superior investment potential. The Strategist Series may purchase equity securities (including convertible debt obligations and convertible preferred stock) sold on the New York, American and other stock exchanges and in the over-the-counter market. In addition, the Strategist Series may purchase and sell warrants and purchase and write listed and over-the-counter options on individual stocks and stock indexes to hedge against adverse price movements in its equity portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell stock index futures and options thereon to hedge against adverse price movements in its equity portfolio and to facilitate asset reallocations into and out of the equity area.

   Within the fixed-income sector of the market, the Investment Manager will seek to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds. Fixed-income securities in which the Strategist Series may invest may have maturities ranging from one year to greater than five years and may include debt securities, including U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities) and corporate securities which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees (a description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information). While bonds rated Baa by Moody's or BBB by S&P are considered investment grade, they have speculative characteristics as well. U.S. Government securities which may be purchased include zero coupon securities. In addition, the Strategist Series may purchase and write listed and over-the-counter options on fixed-income securities to hedge against adverse price movements in its fixed-income portfolio and to increase its total return through the receipt of premium income. The Strategist Series may also purchase and sell interest rate futures and options thereon to hedge against adverse price movements in its fixed-income portfolio and to facilitate asset reallocations into and out of the fixed-income area.

   Within the money market sector of the market, the Investment Manager will seek to maximize returns by seeking out those short-term instruments with the highest yields. The money market portion of the Strategist Series will contain short-term (maturities of up to one year) fixed-income securities, issued by private and governmental institutions. Such securities may include:
U.S. Government securities; bank obligations (such as certificates of deposit and banker's acceptances); Eurodollar certificates of deposit issued by foreign branches of domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. To the extent the Strategist Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic banks, consideration will be given to any risks attendant to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Non-Diversified Status. The Strategist Series is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Act. As a non-diversified investment company, the Strategist Series may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Strategist Series has qualified and expects to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Strategist Series may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

UTILITIES SERIES

   The investment objective of the Utilities Series is to provide current income and long-term growth of income and capital. There can be no assurance that the investment objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The investment policies discussed below may be changed without shareholder approval.

   The Utilities Series seeks to achieve its invest ment objective by investing in equity and fixed-income securities of companies engaged in the public utilities industry. The term "public utilities industry" consists of companies engaged in the manufacture, production, generation, transmission, sale and distribution of gas and electric energy, as well as companies engaged in the communications field, including telephone, telegraph, satellite, microwave and other companies providing communication facilities for the public, but excluding public broadcasting companies. For purposes of the Utilities Series, a company will be considered to be in the public utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the public utilities industry. Under ordinary circumstances, at least 65% of the Utilities Series' total assets will be invested in securities of companies in the public utilities industry.

   The Investment Manager believes the Utilities Series' investment policies are suited to benefit from certain characteristics and historical performance of the securities of public utility companies. Many of these companies have historically set a pattern of paying regular dividends and increasing their common stock dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Utilities Series, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the public utilities industry will be indicative of future events and performance.

   The Utilities Series invests in both equity securities (common stocks and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the public utilities industry. The Utilities Series will shift its asset allocation without restriction between types of utilities and between equity and fixed-income securities based upon the Investment Manager's determination of how to achieve the Utilities Series' investment objective in light of prevailing market, economic and financial conditions.

   Criteria utilized by the Investment Manager in the selection of equity securities include the following screens: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Utilities Series' objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Utilities Series may allocate its assets predominantly or exclusively in debt securities with the aim of obtaining current income as well as preserving capital and thus benefiting long term growth of capital.

   The Utilities Series may purchase equity securities sold on the New York, American and other stock exchanges and in the over-the-counter market. Fixed-income securities in which the Utilities Series may invest are debt securities and preferred stocks, which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"), or which, if unrated, are deemed to be of comparable quality by the Fund's Trustees. The Utilities Series may also purchase equity and fixed-income securities issued by foreign issuers (including American Depository Receipts, European Depositary Receipts or other similar securities convertible into securities of foreign issuers). Under normal circumstances the average weighted maturity of the fixed-income securities held by the Utilities Series is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

   Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Utilities Series is rated BBB or Baa and is subsequently downgraded by a rating agency, the Utilities Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Utilities Series. In the event that such downgraded securities constitute 5% or more of the Series' total assets, the Investment Manager will immediately sell securities sufficient to reduce the total to below 5%.

   While the Utilities Series will invest primarily in the securities of public utility companies, under ordinary circumstances it may invest up to 35% of its total assets in U.S. Government securities (securities issued or guaranteed as to principal and interest by the United States or its agencies and instrumentalities), money market instruments, repurchase agreements, and options and futures, as described below. U.S. Government securities in which the Utilities Series may invest include zero coupon securities.

   There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Utilities Series' securities holdings. During such periods, the Utilities Series may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Utilities Series may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bank-ers' acceptances); Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

   Electric Utilities Industry. Under normal circumstances, the Utilities Series will invest at least 25% of its total assets in debt and equity securities issued by companies in the electric utilities industry. For temporary defensive purposes, however, the Series may reduce its investments in the electric utilities industry to less than 25% of its total assets. The Utilities Series' policy of concentrating its investments in the electric utilities industry is fundamental and may not be changed without the approval of a majority of the Utilities Series' voting securities.

   The electric utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of electric utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

   Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation, non-regulated competition, open access to transmission, and the effects of regulatory changes, such as linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

VALUE-ADDED MARKET SERIES

   The investment objective of the Value-Added Market Series is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. This is a fundamental policy and cannot be changed without the approval of the shareholders of the Value-Added Market Series. There can be no assurance that the Value-Added Market Series' investment objective will be achieved. The investment policies discussed below may be changed without shareholder approval.

   The Value-Added Market Series will seek to attain its investment objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Standard & Poor's 500 is a trademark of Standard & Poor's Corporation ("S&P") and has been licensed for use by the Fund. The Value-Added Market Series is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Value-Added Market Series. The S&P Index consists of 500 common stocks selected by S&P, most of which are listed on the New York Stock Exchange. Inclusion of a stock in the S&P Index implies no opinion by S&P as to the quality of the stock as an investment. The S&P Index is determined, composed and calculated by S&P without regard to the Value-Added Market Series. S&P is neither a sponsor of, nor in any way affiliated with, the Value-Added Market Series, and S&P makes no representation or warranty, express or implied, on the advisability of investing in the Value-Added Market Series or as to the ability of the S&P Index to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P Index or any data included therein. S&P has no connection with the Value-Added Market Series other than the licensing to the Investment Manager of the use of the S&P Index in connection with the Value-Added Market Series.

   The Value-Added Market Series invests in the stocks included in the S&P Index on an equally-weighted basis; that is, to the extent practicable and subject to the specific investment policies and restrictions described below, an equal portion of the Value-Added Market Series' assets is invested in each of the 500 securities in the S&P Index. This differs from the S&P Index and nearly all other major indexes, which generally are weighted on a market-capitalization basis. For example, the 50 largest capitalization issuers in the S&P Index represent approximately 45% of the S&P Index. However, in accordance with its investment policies, the Value-Added Market Series will strive to maintain each stockholding equally, so that, subject to the specific investment policies and investment restrictions described below, approximately 0.20 of 1% of the Value-Added Market Series' total invested assets will be invested in each of the 500 companies included in the S&P Index. The equal weighting technique is based on the Investment Manager's statistical analysis that most portfolio performance is usually generated by only one-quarter to one-third of the portfolio. Since there is no certainty that any specific company or industry selection, even within a broad-based index such as the S&P Index, will achieve superior performance, the Investment Manager believes equal-weighting may benefit the Value-Added Market Series in seeking to attain its investment objective.

   The holdings of the Value-Added Market Series will be adjusted by the Investment Manager not less than quarterly to reflect changes in the Value-Added Market Series' asset levels and in the relative values of the common stocks held by the Value-Added Market Series so that following each adjustment the value of the Value-Added Market Series' investment in each security will be equal to the extent practicable. In addition, whenever a company is eliminated from or added to the S&P Index, the Value-Added Market Series will sell or purchase the stock of such company, as the case may be, as soon as practicable. Accordingly, securities may be purchased and sold by the Value-Added Market Series when such purchases and sales would not be made under traditional investment criteria.

   In addition, while the Investment Manager will not actively manage the portfolio other than to follow the guidelines set forth above for following an equally-weighted S&P Index, it may eliminate one or more securities (or elect not to increase the Value-Added Market Series' position in such securities), notwithstanding the continued listing of such securities in the S&P Index, in the following circumstances: (a) the stock is no longer publicly traded, such as in the case of a leveraged buyout or merger; (b) an unexpected adverse development with respect to a company, such as bankruptcy or insolvency; (c) in the view of the Investment Manager, there is a high degree of risk with respect to a company that bankruptcy or insolvency will occur; or (d) in the view of the Investment Manager, based on its consideration of the price of a company's securities, the depth of the market in those securities and the amount of those securities held or to be held by the Value-Added Market Series, retaining shares of a company or making any additional purchases would be inadvisable because of liquidity risks. The Investment Manager will monitor on an ongoing basis all companies falling within any of the circumstances described in this paragraph, and will return such company's shares to the Value-Added Market Series' holdings, or recommence purchases, when and if those conditions cease to exist.

   The Value-Added Market Series may purchase futures contracts on stock indexes at a time when it is not fully invested on account of additional cash invested in the Series or income received by the Series. Purchase of a futures contract in those circumstances serves as a temporary substitute for the purchase of individual stocks which may then be purchased in orderly fashion.

   A portion of the Value-Added Market Series' assets, not exceeding 25% of its total assets, may be invested temporarily in money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of shares of the Value-Added Market Series; (b) pending settlement of purchases of portfolio securities; or (c) to maintain liquidity for the purposes of meeting anticipated redemptions. The money market instruments in which the Value-Added Market Series may invest are certificates of deposit of U.S. domestic banks with assets of $1 billion or more; bankers' acceptances; time deposits; U.S. Government and U.S. Government agency securities; or commercial paper rated within the two highest grades by S&P or Moody's Investors Service, Inc., or, if not rated, are of comparable quality as determined by the Fund's Trustees, and which mature within one year from the date of purchase.

GLOBAL EQUITY SERIES

   The investment objective of the Global Equity Series is to seek to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income. There can be no assurance that the Global Equity Series will achieve its objective. The investment objective is a fundamental policy and cannot be changed without the approval of the shareholders of the Global Equity Series. The investment policies discussed below may be changed without shareholder approval.

   The Global Equity Series will invest at least 65% of its total assets in equity securities issued by issuers located in various countries around the world. The Series' investment portfolio will, thereby, be invested in at least three separate countries.

   The Global Equity Series will seek to achieve such objective through investments in all types of common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations. There is no limitation on the percent or amount of the Global Equity Series' assets which may be invested for growth or income.

   The Global Equity Series will maintain a flexible investment policy and, based on a worldwide investment strategy, will invest in a diversified portfolio of securities of companies and governments located throughout the world. Such securities will generally be those with a record of paying dividends and the potential for increasing dividends. The percentage of the Global Equity Series' assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Investment Manager.

   Notwithstanding the Global Equity Series' investment objective of seeking total return, the Global Equity Series may, for defensive purposes, without limitation, invest in: obligations of the United States Government, its agencies or instrumentalities; cash and cash equivalents in major currencies; repurchase agreements; money market instruments; and commercial paper.

   The Global Equity Series may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   The Global Equity Series may purchase securities on a when-issued or delayed delivery basis, may purchase or sell securities on a forward commitment basis and may purchase securities on a "when, as and if issued" basis.

GENERAL INVESTMENT TECHNIQUES

   Repurchase Agreements. Each Series of the Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Series, and which typically involve the acquisition by a Series of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   Reverse Repurchase Agreements. The Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to their advantage to do so. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, each Series of the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, a Series may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Series makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. A Series will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of a Series' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of a Series' net asset value.

   When, As and If Issued Securities. Each Series (other than the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio until the Investment Manager determines that the issuance of the security is probable, whereupon the accounting treatment for such commitment will be the same as for a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, described above and in the Statement of Additional Information. An increase in the percentage of a Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by each Series may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent a Series invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as a Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Warrants. Each Series (other than the Liquid Asset Series, the U.S. Government Money Market Series and the U.S. Government Securities Series) may acquire warrants attached to other securities and, in addition, each of the Dividend Growth Series, the American Value Series, Strategist Series, Utilities Series and Global Equity Series may invest up to 5% of the value of its total assets in warrants not attached to other securities, including up to 2% of such assets in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them. If warrants remain unexercised at the end of the exercise period, they will lapse and the Series' investment in them will be lost. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

   Private Placements. The Liquid Asset, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may invest up to 15% (10% with respect to the Liquid Asset Series) of their net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act or which are otherwise not readily marketable ("illiquid securities"). These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Series from disposing of them promptly at reasonable prices. The Series may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. The above policy on purchase of illiquid securities may be changed by the Fund's Trustees.

   Rule 144A under the Securities Act permits the Series to sell restricted securities to qualified institutional buyers without limitation. The Trustees of the Fund have adopted procedures for the Investment Manager to utilize in determining the liquidity of securities which may be sold pursuant to Rule 144A. In addition, the Trustees have determined that, where such securities are determined to be liquid under these procedures, investment in such securities by the Series shall not be subject to the limitation on investments in illiquid securities referred to above. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity to the extent a Series, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

   Investments in Securities Rated Baa by Moody's or BBB by S&P. The Intermediate Income Securities Series, American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series and Utilities Series may invest a portion of their assets in fixed-income securities rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P"). Investments in fixed-income securities rated either Baa by Moody's or BBB by S&P (the lowest credit ratings designated "investment grade") may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a bond held by a Series is downgraded by a rating agency to a rating of below Baa or BBB, the Series will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Series.

   Convertible Securities. The American Value Series, Capital Growth Series, Dividend Growth Series, Strategist Series, Utilities Series and Global Equity Series may invest a portion of their assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

   Because of the special nature of certain of the Series' permitted investments in lower rated convertible securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a lower rated convertible security owned by a Series defaults, such Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Series.

   Real Estate Investment Trusts. Each Series, except the Liquid Asset Series, U.S. Government Money Market Series, U.S. Government Securities Series and Intermediate Income Securities Series may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Series to invest in the real estate industry (the Series are prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Series would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Series would continue to pay its own investment management fees and other expenses, as a result of which the Series and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts. Real estate investment trusts are not diversified and are subject to the risk of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, and the possibility of failing to qualify for tax-free status under the Internal Revenue Code and failing to maintain exemption from the Investment Company Act of 1940, as amended.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

   Foreign Securities. The Global Equity Series will invest extensively in foreign securities. In addition, the American Value, Capital Growth, Strategist, Utilities and Intermediate Income Securities Series may, to a considerably lesser extent, invest in foreign securities.

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of a Series' investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a Series' assets denominated in that currency and thereby impact upon the Series' total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of a Series will be conducted on a spot basis or, in the case of the Global Equity Series, through forward contracts or futures contracts (described below under "Options and Futures Transactions"). The Series will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of a Series' trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to a Series due to subsequent declines in value of such securities and the inability of the Series to make intended security purchases due to settlement problems could result in a failure of the Series to make potentially advantageous investments. To the extent a Series purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, and future international political and economic developments which might adversely affect the payment of principal or interest.

   Mortgage-Backed Securities. The U.S. Government Securities Series may invest in mortgage-backed securities. Mortgage-backed securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Series purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Series purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-backed securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates, mortgage-backed securities may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments. As discussed above under "GNMA Certificates," the assumed average life of mortgages backing the majority of GNMA Certificates is twelve years. This average life is likely to be substantially shorter than the original maturity of the mortgage pools underlying the certificates, as a pool's duration may be shortened by unscheduled or early payments of principal on the underlying mortgages. As prepayment rates vary widely, it is not possible to accurately predict the average life of a particular pool.

   Although the extent of prepayments or a pool of mortgage loans depends on various factors, including the prevailing level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. If the Series has purchased securities backed by pools containing mortgages whose yields exceed the prevailing interest rate any premium paid for such securities may be lost. As a result, the net asset value of shares of the U.S. Government Securities Series and the Series' ability to achieve its investment objective may be adversely affected by mortgage prepayments. Amounts available for reinvestment by the Series are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

   There are certain risks associated specifically with CMOs. A number of different factors, including the extent of prepayment of principal of the Mortgage Assets, affect the availability of cash for principal payments by the CMO issuer on any payment date and, accordingly, affect the timing of principal payments on each CMO class.

   Forward Foreign Currency Exchange Contracts. The American Value, Capital Growth, Strategist, Utilities and Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio securities. In addition, the Global Equity Series may enter into forward contracts in connection with its foreign securities investments under various other circumstances.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A Series may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

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
   When a Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Series is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Series will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   Other circumstances under which the Global Equity Series may enter into forward contracts are as follows. At times, when, for example, the Global Equity Series' Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Global Equity Series may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' securities holdings (or securities which the Series has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Series may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Global Equity Series' Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Series may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Series may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

   Lastly, the Global Equity Series is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

   In all of the above circumstances, if the currency in which the Series' securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Series will have realized fewer gains than had the Series not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series are not required to enter into such transactions with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

   The Global Equity Series generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Global Equity Series enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Series may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Series is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Global Equity Series may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code's requirements relating to qualifications as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

   As noted above, each of the American Value, Capital Growth, Strategist, Utilities, Global Equity and Intermediate Income Securities Series may write covered call options and covered put options on eligible portfolio securities and on stock and bond indexes and purchase options of the same or similar series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on securities which it holds (or has the right to acquire) in its portfolio and engaging in transactions involving interest rate futures contracts and index futures contracts and options on such contracts. The Value-Added Market Series may purchase stock index futures as a temporary substitute for the purchase of individual stocks. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engaging in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Series the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Series. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or currency underlying an option it has written, in accordance with the terms of that option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Series will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. Series are permitted to write covered call options on portfolio securities, without limit, in order to aid them in achieving their investment objectives. In the case of the Global Equity Series, such options may be denominated in either U.S. dollars or foreign currencies and may be on the U.S. dollar and foreign currencies. As a writer of a call option, the Series has the obligation, upon notice of exercise of the option, to deliver the security (or amount of currency) underlying the option prior to the expiration date of the option (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date).

   Covered Put Writing. As a writer of covered put options, a Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by a Series will be exercisable by the purchaser only on a specific date). Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Series' management wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of a Series' net assets.

   Purchasing Call and Put Options. Series may purchase listed and OTC call and put options in amounts equalling up to 10% of their total assets. These Series may purchase call options either to close out a covered call position or to protect against an increase in the price of a security a Series anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security the Global Equity Series anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Series may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Global Equity Series may purchase put options on currencies in which securities it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. The Series may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the ability of these Series to purchase call and put options.

   Stock Index Options. Series may invest in options on stock indexes, which are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

   Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities, Value-Added Market and Global Equity Series may purchase and sell interest rate futures contracts that are currently traded, or may in the future be traded, on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates and stock and bond index futures contracts that are traded on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, the Standard & Poor's 500 Index and the New York Stock Exchange Composite Index. The Global Equity Series may also purchase and sell futures contracts that are currently traded, or may in the future be traded, on foreign commodity exchanges on such underlying securities as common stocks or any foreign government fixed-income security, on various currencies ("currency futures") and on various indexes of foreign equity and fixed-income securities as may exist or come into being. As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, in the case of the Strategist and Utilities Series to alter the Series' asset allocations. Series will, generally, purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. The Value-Added Market Series will purchase stock index futures as a temporary substitute for the purchase or sale of individual stocks, which may then be purchased or sold in an orderly fashion. The Global Equity Series will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. When, for example, either the Strategist or Utilities Series wishes to increase its allocation in fixed-income securities, it may purchase a futures contract on a bond index or on a U.S. Treasury bond, or a call option on such futures contract, thereby increasing its exposure to the fixed-income sector.

   Options on Futures Contracts. The Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

   Risks of Options and Futures Transactions. A Series may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which a Series may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification of each Series as a regulated investment company and the Fund's intention to qualify each Series as such. See "Dividends, Distributions and Taxes."

   Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that a Series' management could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if a Series sold interest rate futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Series would lose money on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the portfolio securities (and, in the case of the Global Equity Series, the securities' denominated currencies). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The Global Equity Series, by entering into transactions in foreign futures and options markets, will incur risks similar to those discussed above under "Foreign Securities."

   New options and futures contracts and other financial products and various combinations thereof continue to be developed. The Series may invest in any such options, futures and other products as may be developed to the extent consistent with their investment objectives and applicable regulatory requirements, and will make any and all pertinent disclosures relating to such investments in its Prospectus and/or Statement of Additional Information. Except as otherwise noted above, and as set forth in other investment policies and investment restrictions, there are no limitations on any Series' ability to invest in options, futures or options on futures.

PORTFOLIO TRADING

   Although each Series does not intend to engage in short-term trading of portfolio securities as a means of achieving the investment objectives of the respective Series, each Series may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the opinion of the Investment Manager strengthen the Series' position and contribute to its investment objectives. In determining which securities to purchase for the Series or hold in a Series, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

   Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Brokerage commissions are not normally charged on the purchase or sale of money market instruments and U.S. Government obligations, or on currency conversions, but such transactions will involve costs in the form of spreads between bid and asked prices. Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of the

Investment Manager. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The Liquid Asset and U.S. Government Money Market Series are expected to have high portfolio turnovers due to the short-term maturities of securities purchased, but this should not affect income or net asset value as brokerage commissions are not normally charged on the purchase or sale of money market instruments. It is not anticipated that the portfolio turnover rates of the Series will exceed the following percentages in any year: U.S. Government Securities Series, Capital Growth Series, Dividend Growth Series, Utilities Series, Value-Added Market Series and Global Equity Series: 100%; Intermediate Income Securities Series and Strategist Series: 200%; American Value Series: 400%. A portfolio turnover rate exceeding 100% in any one year is greater than that of many other investment companies. Each Series of the Fund will incur underwriting discount costs (on underwritten securities) and/or brokerage costs commensurate with its portfolio turnover rate. Short-term gains and losses may result from such portfolio transactions. See "Dividends, Distribution and Taxes" for a discussion of the tax implications of these trading policies.

   The expenses of the Global Equity Series relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing in foreign markets are generally higher than in the United States. Short-term gains and losses may result from portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Series' trading policies. A more extensive discussion of the Series' brokerage policies is set forth in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

   The following individuals are primarily responsible for the day-to-day management of certain of the Series of the Fund: Rajesh K. Gupta, Senior Vice President of InterCapital, has been the primary portfolio manager of the U.S. Government Securities Series since its inception; Mr. Gupta has been managing portfolios comprised of U.S. Government and other securities at InterCapital for over five years. Rochelle G. Siegel, Senior Vice President of InterCapital, has been the primary portfolio manager of the Intermediate Income Securities Series since its inception; Ms. Siegel has been managing portfolios comprised of fixed-income securities at InterCapital for over five years. Anita H. Kolleeny, Senior Vice President of InterCapital, has been the primary portfolio manager of the American Value Series since its inception; Ms. Kolleeny has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Paul D. Vance, Senior Vice President of InterCapital, has been the primary portfolio manager of the Dividend Growth Series since its inception; Mr. Vance has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Peter Hermann, Vice President of InterCapital, has been the primary portfolio manager of the Capital Growth Series since April, 1996; prior to joining InterCapital in March, 1994, Mr. Hermann was a portfolio manager at The Bank of New York. Mark Bavoso, Senior Vice President of InterCapital, has been the primary portfolio manager of the Strategist Series since January, 1994 and of the Global Equity Series since August, 1995; Mr. Bavoso has been a portfolio manager at InterCapital for over five years. Edward F. Gaylor, Senior Vice President of InterCapital, has been the primary portfolio manager of the Utilities Series since its inception; Mr. Gaylor has been managing portfolios comprised of equity and other securities at InterCapital for over five years. Kenton J. Hinchliffe, Senior Vice President of InterCapital; and Alice Weiss, Vice President of InterCapital, have been the primary portfolio managers of the Value-Added Market Series since its inception and September, 1997, respectively; Mr. Hinchliffe and Ms. Weiss have been managing portfolios comprised of equity and other securities at InterCapital for over five years.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions that have been adopted as fundamental policies of the Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Utilities, Value-Added Market and Global Equity Series. In addition, the Liquid Asset Series has adopted restrictions two and five as fundamental policies and the Strategist Series has adopted restrictions three, four and five as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act.

   Each Series of the Fund may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     2. As to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer. (All of the Series of the Fund may, collectively, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.)

     3. With the exception of the Utilities Series, invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

     5. Invest more than 15% (10% with respect to the Liquid Asset and U.S. Government Money Market Series) of its total assets in "illiquid Securities" (securities for which market quota tions are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, a Series is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Series may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula set forth in the option agreement may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Series for writing the option plus the amount, if any, of the option's intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   The Liquid Asset Series has also adopted the following restrictions as fundamental policies:

     1. With respect to 75% of its total assets, purchase any securities, other than obligations of the U.S. Government, or its agencies or in strumentalities, if, immediately after such purchase, more than 5% of the value of the Liquid Asset Series' total assets would be invested in securities of any one issuer. (However, as a non-fundamental policy, the Liquid Asset Series will not invest more than 10% of its total assets in the securities of any one issuer. Furthermore, pursuant to current regulatory requirements, the Liquid Asset Series may only invest more than 5% of its total assets in the securities of a single issuer (and only with respect to one issuer at a time) for a period of not more than three business days and only if the securities have received the highest quality rating by at least two NRSROs.)

     2. Purchase any securities, other than obligations of domestic banks or of the U.S. Government, or its agencies or instrumentalities, if, immediately after such purchase, more than 25% of the value of the Liquid Asset Series' total assets would be invested in the securities of issuers in the same industry; however, there is no limitation as to investments in domestic bank obligations or in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

   All percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Series.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   The net asset value per share is calculated separately for each Series. In general, the net asset value per share is computed by taking the value of all the assets of the Series, subtracting all liabilities, dividing by the number of shares outstanding and adjusting the result to the nearest cent. The Fund will compute the net asset value per share of each Series once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day the New York Stock Exchange is open for trading. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   The Liquid Asset and U.S. Government Money Market Series utilize the amortized cost method in valuing their portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

   In the calculation of the net asset value of the Series other than the Liquid Asset and U.S. Government Money Market Series: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued (if there were no sales that day, the security is valued at the closing bid price and in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange. Dividends receivable are accrued as of the ex-dividend date except for certain dividends from foreign securities which are accrued as soon as the Fund is informed of such dividends after the ex-dividend date.

   Certain of the portfolio securities of each Series may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Options are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Series' shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then those securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   Shares of the Fund are offered for sale to investors participating in various employee benefit plans and Individual Retirement Account ("IRA") rollover plans on a continuous basis, without a sales charge, at the net asset value per share of each Series. There is no minimum initial or subsequent purchase of shares of the Fund.

   Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of InterCapital, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   Initial and subsequent purchases may be made by contacting Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or another Selected Broker-Dealer. The Fund and/or the Distributor reserve the right to permit purchases by non-employee benefit plan investors.

   All shares of the Fund, with the exception of shares of the Liquid Asset and U.S. Government Money Market Series, are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. The offering price of such shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value"). Shares of the U.S. Government Securities and Intermediate Income Securities Series which are purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date and shares of these Series purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of a purchase order. Shares of the U.S. Government Securities Series and the Intermediate Income Securities Series will be entitled to receive capital gains distributions if the order is received by the close of business on the date prior to the record date for such distribution. Investors in the American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series of the Fund will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. Since the Distributor forwards investors' funds on settlement date, it will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. The Fund and the Distributor reserve the right to reject any purchase orders.

   Sales personnel of a Selected Broker-Dealer are compensated for shares of the Fund sold by them by the Distributor or any of its affiliates and/or by a Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   Liquid Asset and U.S. Government Money Market Series. The offering price of the shares of the Liquid Asset and U.S. Government Money Market Series will be at their net asset value next determined after receipt of a purchase order and acceptance by the Transfer Agent in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank) available to the Fund for investment. Shares commence earning income on the day fol-lowing the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.

   To initiate purchase by mail or wire, the investor should contact Dean Witter Trust FSB, at P.O. Box 1040, Jersey City, NJ 07303. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase and must be wired to Dean Witter Retirement Series: (name of Series), The Bank of New York, for credit to the Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and Series and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12 noon New York time are normally effective that day and wire purchases received after 12 noon New York time are normally effective the next business day. The Fund reserves the right to reject any purchase order.

   Orders for the purchase of Liquid Asset and U.S. Government Money Market Series shares placed by customers through the Distributor with payment in clearing house funds will be transmitted by the Distributor to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with the Distributor. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent.

   For further information concerning purchases of the Fund's shares, contact the Distributor or consult the Statement of Additional Information. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of the Fund's shares. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to, and expenses of, account executives and other employees of the Distributor and others, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and tele vision, radio, newspaper, magazine and other media advertisements.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the shareholders selected Series, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid in shares, at the net asset value per share, each day on which the Series' shares are valued (for the Liquid Asset and U.S. Government Money Market Series) and in shares of the U.S. Government Securities and Intermediate Income Securities Series on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Shareholders of the Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month. Dividends and distributions of the American Value, Capital Growth, Dividend Growth, Utilities, Strategist, Value-Added Market and Global Equity Series will be paid, at the net asset values per share of each Series, in shares of the Series (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid to the investor in cash rather than shares. To assure sufficient time to process the change, such request must be received by the Transfer Agent at least five business days prior to the payment date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been re-ceived on the record date, cash payments will be made to DWR or other Selected Broker-Dealers through whom shares were purchased.

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders wishing to enroll in the Withdrawal Plan should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   Systematic Payroll Deduction Plan. There is also available to employers a Systematic Payroll Deduction Plan by which their employees may invest in shares of the Fund. For further information please contact the Transfer Agent or Distributor.

EXCHANGE PRIVILEGE

   An "Exchange Privilege," that is, the privilege of exchanging shares of one of the Fund's Series for another, is available to all shareholders. An exchange of shares into any Series other than the Liquid Asset and U.S. Government Money Market Series is effected on the basis of the next calculated net asset value per share of the respective Series after the exchange order is received. When exchanging into the Liquid Asset or U.S. Government Money Market Series, shares of the relevant Series are redeemed at their next calculated net asset value and exchanged for shares of the Liquid Asset or U.S. Government Money Market Series at their net asset value determined the following business day.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund may, in its discretion, limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances described in the Statement of Additional Information. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchanges of shares of the Fund pledged in their margin account.

   The current prospectus of the Fund describes investment objective(s) and policies, and shareholders should read the disclosure relating to the Series into which shares are to be exchanged carefully before investing. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss (shareholders holding shares in a qualified employee benefit plan may not realize a capital gain or loss). However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of any Series for shares of any other Series pursuant to this Ex-change Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those sharehold-ers who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with the Dean Witter Funds.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

   The availability of various shareholder services described above is determined by the parameters of the investor's employee benefit plan.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemptions. Shares of the Fund may be redeemed for cash through the Transfer Agent (without redemption or other charge) on any day that the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements described below. In most instances, however, redemptions of shares will be governed by the parameters set forth in the investor's employee benefit plan.

   With respect to the redemption of shares of all Series of the Fund with the exception of the Liquid Asset and U.S. Government Money Market Series, each request for redemption, whether or not accompanied by a share certificate (see below), must be sent to the Transfer Agent, which will redeem the shares at their net asset value next computed (see "Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent.

   Shares of the Liquid Asset and U.S. Government Money Market Series may be redeemed in the following manners:

1. BY CHECK

   The Transfer Agent will supply blank checks to any shareholder who has requested them. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specifically specified otherwise on an investment application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check or enroll in the Systematic Withdrawal Plan.

   Shares will be redeemed at their net asset value next determined (see "Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of its account so as to write a check for the redemption of the entire account.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH
   PAYMENT TO PREDESIGNATED BANK ACCOUNT

   A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by wire instructions.

   Redemption instructions must include the shareholder's name and account number and be called to the Transfer Agent at 800-869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that redemption instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone redemptions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make a telephone redemption and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written redemption request. Shareholders are advised that during periods of drastic economic or market changes it is possible that the telephone redemption procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Investment Manager.

3. BY MAIL

   A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering stock certificates if any have been issued.

   Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder in accordance with the general redemption requirements listed below.

GENERAL REDEMPTION REQUIREMENTS

   Written requests for redemption must be signed by the registered shareholder(s). Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization.

   If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a stock power signed by the registered shareholder(s) exactly as the account is registered. Such signatures must also be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). Additional documentation may be required where shares are held by a corporation, partnership, trust or other organization. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   All requests for redemption should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.

   Generally, the Fund will attempt to make payment for all redemptions within one business day, and in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). In addition, the Fund may postpone redemptions at certain times when normal trading is not taking place on the New York Stock Exchange.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase, as agent for the Fund, shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received. The offer by the Distributor to repurchase shares from shareholders may be suspended by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Liquid Asset, U.S. Government Money Market, U.S. Government Securities and Intermediate Income Securities Series declare dividends of substantially all of their daily net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). The Liquid Asset and U.S. Government Money Market Series pay all dividends from net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. The amount of the dividend payable by each Series may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed its net investment income. The U.S. Government Securities and Intermediate Income Securities Series will pay all dividends from net investment income monthly and distribute all distributions from net realized short-term capital gains, if any, in excess of any net realized long-term losses, at least once per year. The Dividend Growth and Utilities Series will declare and pay all dividends from net investment income and (it is anticipated) net short-term capital gains, if any, quarterly. The American Value, Capital Growth, Strategist, Value-Added Market and Global Equity Series will pay all dividends from net investment income and net short-term capital gains, if any, annually. Any net long-term capital gains realized by any Series will be distributed at least once each year. However, any Series may determine to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash.

   Taxes. Because each Series of the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that any Series will be required to pay any federal income tax. Shareholders normally subject to federal income tax will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from each Series of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder, who is normally subject to income tax as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Series would be eligible for the deduction if the Series were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period per dividend, generally, must be met. No portion of the dividends payable by the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series and the Intermediate Income Securities Series will be eligible for the federal dividends received deduction for corporations.

   Gains or losses on a Series' transactions, if any, in listed options on non-equity securities, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Series engages in options and futures transactions, various tax regulations applicable to the Series may have the effect of causing the Series to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Series' realized net gains being available for distribution.

   One of the requirements for a Series to remain qualified as a regulated investment company is that less than 30% of its gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Series may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. A Series may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Series may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as mid-term and long-term capital gains and the portion eligible for the dividends received deduction. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation. Moreover, shares of the Fund which are held in an employee benefit plan are subject to the distribution tax rules appropriate to that plan. With respect to all purchases, redemptions, repurchases, exchanges effected and distributions received on such shares of the Fund, shareholders should consult with their tax adviser.

   Dividends, interest and gains received by the Fund (primarily by the Global Equity Series) may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to deduct their pro rata portion of such taxes from their taxable income or claim United States foreign tax credits with respect to such taxes. In the absence of such an election, a Series would deduct foreign tax in computing the amount of its distributable income.

   A portion of the dividend distributions from the U.S. Government Securities and U.S. Government Money Market Series may be exempt from certain state's personal income taxes. The benefit of this tax-exemption may be lost if the shares of such Series are held in a qualified plan which is exempt from state income taxation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time, the Liquid Asset and U.S. Government Money Market Series may advertise their "yields" and "effective yields." The "yield" of the Liquid Asset and U.S. Government Money Market Series refers to the income generated by an investment in the Liquid Asset and U.S. Government Money Market Series over a given period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by an investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of investment. The "effective yield" for a seven-day period is calculated similarly but, when annualized, the income earned by an investment in the Liquid Asset and U.S. Government Money Market Series is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

   From time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yield" in advertisements and sales literature. The yield of a Series is computed by dividing the Series' net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Series' yield.

   Each Series of the Fund may also quote its "total return" in advertisements and sales literature. The "average annual total return" of a Series refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one or five years, as well as over the life of the Series. Average annual total return reflects all income earned by a Series, any appreciation or depreciation of the Series' assets and all expenses incurred by the Series, for the stated period. It also assumes reinvestment of all dividends and distributions paid by the Series.

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series. A Series from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

   Both the yield and the total return of a Series are based on historical earnings and are not intended to indicate future performance.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   The shares of beneficial interest of the Fund, with $0.01 par value, are divided into eleven separate Series, and the shares of each Series are equal as to earnings, assets and voting privileges with all other shares of that Series. There are no conversion, preemptive or other subscription rights. Upon liquidation of the Fund or any Series, shareholders of a Series are entitled to share pro rata in the net assets of that Series available for distribution to shareholders after all debts and expenses have been paid. The shares do not have cumulative voting rights.

   The assets received by the Fund on the sale of shares of each Series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to each Series, and constitute the assets of such Series. The assets of each Series are required to be segregated on the Fund's books of account.

   Additional Series (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions) may be offered in the future, but such additional offerings would not affect the interests of the current shareholders in the existing Series.

   On any matters affecting only one Series, only the shareholders of that Series are entitled to vote. On matters relating to all the Series but affecting the Series differently, separate votes by Series are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Series.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no investment company managed or advised by InterCapital ("Dean Witter Fund") is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

   As of September 30, 1997, the following persons may be deemed to "control" the designated Series by virtue of ownership of over 25% of the outstanding shares of the Series: Glendale Elementary School Self-Insurance Account (U.S. Government Money Market Series); Private Business Inc. 401(k) Plan (Capital Growth Series); Pizzagalli Construction 401(k) Plan (Value-Added Market Series); and VVP America Inc. Retirement Plan (Global Equity Series). This is primarily a consequence of the relative sizes of the particular Series and the fact that the shareholders of record are in most cases employee benefit plans which are comprised of multiple beneficial shareholders.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

DEAN WITTER RETIREMENT SERIES                          Two World Trade Center,
LETTER TO THE SHAREHOLDERS July 31, 1997               New York, New York 10048


DEAR SHAREHOLDER:

Following a modest increase in the federal-funds rate in late March, it appeared at first as if the Federal Reserve Board was poised for a series of further rate increases. However, a slight cooling off of recent economic data, an ongoing lack of inflationary pressure and progress toward a federal balanced budget agreement have argued against a quick succession of rate-tightening moves.

As a result, interest rates actually declined during the second quarter of 1997, with the yield on 30-year U.S. Treasury bonds down 32 basis points (0.32 percentage points) to 6.78 percent. While rates seem to be holding at these lower levels, the possibility exists that the Fed may again tighten policy in an attempt to ward off future inflationary pressure. Interest rates available on money-market securities held steady during the second quarter.

AMID POSITIVE ECONOMIC NEWS, MIXED SIGNALS

On the heels of stronger than expected economic activity for the first quarter, the second quarter began to show conflicting signals. Employment data for June, for example, provided mixed indicators on the strength of the economy by registering an increase in the unemployment rate to 5 percent, though growth in employment came in at a solid 217,000 new jobs. A sign of a possible slowing in the pace of economic activity came on July 1 with the release of the National Association of Purchasing Managers Index for June, which fell from May's levels. However, retail sales turned positive in June after falling for three consecutive months.

The financial markets greeted constrained year-over-year wage increases and six consecutive months of declining producer prices with jubilation. Payroll growth has now risen by an average of 234,000 per month thus far in 1997, above a strong average monthly growth of 212,000 for 1996. Labor shortages exist in some metropolitan markets. Looking toward the third quarter, the Fed would seem to have justification to either raise its federal-funds target rate or hold steady, awaiting further economic evidence.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


STOCK MARKETS CONTINUE TO FLY HIGH

Most global equity markets enjoyed favorable performance in the first half of 1997. In the United States, the stock market endured a correction of nearly 10 percent after the Fed raised interest rates in March. The downturn was short-lived, however, as inflation data showed little, if any, pressure. While the stocks of large-capitalization companies have dominated the market year-to-date, smaller and mid-sized stocks are finally showing signs of breaking out of their slump.

Latin American equity markets began the year on a strong note, gaining an average of 15 percent during the first quarter as robust corporate earnings growth and attractive valuations prompted strong capital inflows. The region's markets then rallied an additional 22 percent on average during the second quarter as macroeconomic and political fundamentals continued to improve and corporate earnings results were generally in line with expectations.

Asian equity markets posted mixed results during the first half of 1997 as capital inflows tapered off from the high levels experienced at the end of 1996. Investor sentiment was negatively affected by a general lack of earnings growth momentum and continued declines in export growth throughout much of the region. Investors were also somewhat nervous about the prospects for further asset deflation in the region, which has depressed the Thai and Korean stock markets over the past year. The Japanese market staged a recovery in the second quarter as the prospects for higher interest rates faded, sentiment for a self-sustaining economic recovery there rebounded and the selling pressure that crushed Japanese bank stocks subsided.

The investment climate in the European emerging markets remains broadly positive. With the exception of Russia, the stock markets of eastern Europe were constrained by low investor confidence following a Czech currency crisis. Russian equities continued to post the region's strongest gains, surging 120 percent in U.S. dollar terms during the first half of 1997 as concerns surrounding President Yeltsin's health faded.

On a cautionary note, global market volatility has picked up. Stock markets worldwide have fluctuated on U.S. interest-rate moves, economic data releases, earnings disappointments and election results. Despite this increase in volatility, equities continue to offer attractive total return potential in the current environment of fiscally tight government policies, strong global economic growth and low inflation.

LIQUID ASSET SERIES

As of the end of July 1997, the Liquid Asset Series had assets of approximately $21 million, with an average life of 29 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.57 percent and its annualized yield for July was 4.65 percent.

At the end of the fiscal year, approximately 68 percent of the portfolio of the Liquid Asset Series consisted of high-quality commercial paper, 8 percent was invested in bankers' acceptances issued by major, financially strong commercial banks and the remaining 24 percent was invested in federal agency obligations. More than 93 percent of the Series' assets was due to mature in less than three months.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.

U.S. GOVERNMENT MONEY MARKET SERIES

As of July 31, 1997, the U.S. Government Money Market Series had assets of approximately $4 million, with an average life of 31 days. The Series' total return for the twelve-month fiscal year ended July 31, 1997 was 4.51 percent and its annualized yield for July was 4.65 percent.

On July 31, 1997, approximately 99 percent of the portfolio of the U.S. Government Money Market Series consisted of Federal agency obligations with the remaining 1 percent invested in U.S. Treasury bills. More than 91 percent of the Series' assets was due to mature in less than three months.

The Series is well positioned for stability of value with a high degree of liquidity. We continue to operate the Series in a straightforward conservative style without "structured notes" or derivatives, which could fluctuate excessively when interest rates change.


U.S. GOVERNMENT SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,260         $10,595         $10,500
============================================================================
July 31, 1994                $10,188         $10,581         $10,291
----------------------------------------------------------------------------
July 31, 1995                $10,975         $11,600         $11,158
----------------------------------------------------------------------------
July 31, 1996                $11,467         $12,198         $11,619
----------------------------------------------------------------------------
July 31, 1997                $12,579         $13,439         $12,763
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        9.70%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury Securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper General U.S. Government Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper General U.S. Government Funds objective. The Index, which is adjusted for capital distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented.


For the fiscal year ended July 31, 1997, the U.S. Government Securities Series posted a total return of 9.70 percent. This compares to a return of
10.17 percent for the Lehman Brothers General U.S. Government Index (Lehman Index) and a return of 9.85 percent for the Lipper General U.S. Government Funds Index (Lipper Index). During the fiscal year, the Series paid dividends and distributions of approximately $0.58 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $10.4 million, with Government National Mortgage Association mortgage-backed securities (GNMAs) representing 82 percent of the portfolio, U.S. Treasury securities 13 percent and zero-coupon U.S. Treasury securities 5 percent. At present, the Series' average maturity reflects a constructive position. Accordingly, as attractive investment opportunities become available, the average maturity

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


may be gradually extended. On July 31, 1997, the average duration was 5.41 years. (Duration is a measure of the portfolio's sensitivity to changes in interest rates.)

We believe that GNMAs continue to offer significant long-term value and, in the current investment environment, offer not only an incremental yield incentive over U.S. Treasury securities of similar maturity but also provide the potential for better total returns.


INTERMEDIATE INCOME SECURITIES SERIES


                             GROWTH OF $10,000

      DATE                     FUND         LEHMAN IX       LIPPER IX
============================================================================
January 12, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,167         $10,720         $10,544
============================================================================
July 31, 1994                $10,193         $10,725         $10,523
----------------------------------------------------------------------------
July 31, 1995                $11,133         $12,010         $11,484
----------------------------------------------------------------------------
July 31, 1996                $11,573         $12,680         $12,084
----------------------------------------------------------------------------
July 31, 1997                $12,572         $14,219         $13,307
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        8.63%(1)           5.16%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] Lehman(2)    [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Lehman Brothers Intermediate Investment Grade Debt Index is an unmanaged index of 5 to 10 year investment-grade corporate debt securities. The Index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(3) The Lipper Intermediate Investment Grade Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Intermediate Investment Grade Debt Funds Objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this index.


For the fiscal year ended July 31, 1997, the Intermediate Income Securities Series posted a total return of 8.63 percent. This compares to a return of
12.14 percent for the Lehman Brothers Intermediate Investment Grade Debt Index (Lehman Index) and a return of 10.12 percent for the Lipper Intermediate Investment Grade Funds Index (Lipper Index). During the fiscal year, the Series paid distributions exceeding $.52 per share. The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 12, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the Lehman Index and Lipper Index.

The Series' performance during the fiscal year was reflective of the overall decline in interest rates beginning in the second quarter of 1997. The Series underperformed the Lehman Index due to its somewhat greater commitment to U.S. Treasuries during the first part of the period, when they substantially underperformed corporate securities. Also affecting performance were unusually large cash flows in and out of the Series. Toward the end of October 1996, sizable share purchases caused the Series' assets to grow nearly 50 percent in one month. Subsequently, share redemptions in January and early February reduced net assets by more than 60 percent from their December 1996 levels. As a result of these redemptions, nearly all the U.S. Treasury positions held in the portfolio were sold. Although this provided the Series with the opportunity to raise its allocation to corporates, it also extended the average maturity of the portfolio to more than six years. This negatively influenced the Series' performance since interest rates were on the ascent. To offset the Series' longer duration, and improve liquidity, the cash reserves were allowed to increase and some of the better-performing corporates were replaced with shorter-maturity U.S. Treasuries. After reaching a high of 13 percent, cash reserves were reduced to 7.7 percent by July 31, 1997. New funds were invested in four-to seven-year U.S. Treasuries and corporates. Due to the Series' relatively small asset size, greater provisions were made for liquidity by greater U.S. Treasury allocations and investments in higher-quality corporates.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


On July 31, 1997, 64 percent of the Series' noncash holdings was invested in corporate bonds, with U.S. Treasuries accounting for the remaining 36 percent. The average maturity and duration of the portfolio were 4.84 years and 3.82 years, respectively. The average credit quality rating was A1.


AMERICAN VALUE SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,050         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,990         $10,801         $10,916
----------------------------------------------------------------------------
July 31, 1995                $13,335         $13,613         $13,703
----------------------------------------------------------------------------
July 31, 1996                $14,645         $15,862         $14,917
----------------------------------------------------------------------------
July 31, 1997                $20,740         $24,123         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.62%(1)         17.63%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the American Value Series posted a total return of 41.62 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

At the end of July 1997, the Series was well diversified, both in terms of industries and in its market capitalization. On an industry front, the portfolio now has a slight tilt toward economically sensitive groups. At 35 percent of net assets, technology continues to represent an important portfolio commitment. Driven by companies' need for each to be the low-cost producer in a competitive global environment, demand for technology is expected to rebound, with the fall typically being the strongest seasonal period for this sector.

With real wages rising ahead of inflation, and unemployment at its lowest level in several decades, retailers (approximately 6 percent of the Series' portfolio) are expected to experience stronger relative earnings. Cyclical industries that we believe have strong secular strength include energy (approximately 6 percent of the portfolio), agriculture (approximately 4 percent) and capital goods (approximately 4 percent), which all should benefit from increased exports to newly industrialized countries with developing middle classes.

Health-care companies with proprietary products, including drug, medical device and biotechnology companies, are expected to continue to outpace general corporate earnings growth. They represent 12 percent of the Series' net assets. The secular trends of deregulation and consolidation are expected to continue to lift stocks in the financial sector, which represents approximately 16 percent of the portfolio.

The Series is also diversified in terms of market capitalization. As of July 31, 1997, large-cap issues represented approximately 60 percent of the stock portfolio, mid-sized companies about 40 percent. Going forward, the American Value Series will be increasingly tilted in the direction of mid-cap issues, as the

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


dollar seems to be breaking out of its seven-year range, a development that historically favors mid-sized companies, which typically have significantly lower currency exposures than larger companies. Additionally, relative valuations in this sector of the market have become compelling from their underperformance over the last few years.


CAPITAL GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 2, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $ 8,880         $10,271         $10,426
============================================================================
July 31, 1994                $ 9,463         $10,800         $10,916
----------------------------------------------------------------------------
July 31, 1995                $11,363         $13,612         $13,703
----------------------------------------------------------------------------
July 31, 1996                $13,020         $15,860         $14,917
----------------------------------------------------------------------------
July 31, 1997                $18,680         $24,120         $21,443
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.46%(1)         14.93%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
     Growth Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


For the fiscal year ended July 31, 1997, the Capital Growth Series posted a total return of 43.46 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 43.76 percent for the Lipper Growth Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 2, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

As the fiscal year came to a close, the Series completed a transition begun during the early summer of 1996 when we modified its screening criteria. The new criteria widened the universe from which we could choose stocks for the portfolio and stated that companies considered for the portfolio must demonstrate a history of consistent growth in earnings and revenues for the past several years. These companies are also chosen for their solid future earnings growth characteristics and attractive valuations.

During the fiscal year, the Series built up its positions in financial services, upgraded its technology weighting, increased its exposure to the retail industry and established positions in the energy sector. The Series also increased its exposure to small-and mid-capitalization stocks and decreased its former heavy weighting in large-capitalization securities. This shift was made primarily because of the better valuation levels and higher growth potential found in the newly increased sectors. As of July 31, 1997, the Series' portfolio was weighted approximately 59 percent in large-cap stocks, with the remaining percent in small-and mid-cap stocks. Although smaller issues underperformed during much of this period, it is important to remember that, historically, small-and mid-cap stocks have outperformed large caps over the long term. Values in these issues began increasing relative to large caps during the latter part of the fiscal year. We believe that investors will take notice of this and begin to narrow the market's

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


large-cap bias. The Series will continue to hold stocks of various market capitalizations, for diversification across both industry sectors and capitalization ranges.


DIVIDEND GROWTH SERIES


                             GROWTH OF $10,000

     DATE                      FUND        S&P 500(2)      LIPPER IX(3)
============================================================================
January 7, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,711         $10,577         $10,621
============================================================================
July 31, 1994                $11,368         $11,122         $11,280
----------------------------------------------------------------------------
July 31, 1995                $13,991         $14,018         $13,558
----------------------------------------------------------------------------
July 31, 1996                $16,242         $16,333         $15,337
----------------------------------------------------------------------------
July 31, 1997                $23,051         $24,839         $22,104
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        41.92%(1)         20.09%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Dividend Growth Series posted a total return of 41.92 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and a return of 44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series' underperformance of the broad market was in large part due to exceptional strength in small-capitalization stocks at various times during the year, in particular technology, which afford little or no current yield.

On July 31, 1997, the Series' net assets exceeded $115 million. On that date, the Series owned 38 equity issues spread among 30 different industry groups. Since its inception, the Series has utilized a proprietary screening process to assist in building its portfolio of common stocks. One new portfolio position, Unicom Corp., was established during the fiscal year. Also, a spin-off from Tenneco, Inc. during the period resulted in the receipt of shares of Newport News Shipbuilding Inc. and El Paso Natural Gas Co. These shares, along with our position in Pacific Gas & Electric Co., were sold prior to the end of the fiscal year.

UTILITIES SERIES

For the fiscal year ended July 31, 1997, the Utilities Series posted a total return of 19.87 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and 22.57 percent for the Lipper Utilities Fund Average (Lipper Average). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Average.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


The utilities industry continues to react to uncertainty and confusion surrounding its deregulation and restructuring. This response was evident during the fiscal year as the industry underperformed the general market despite strong earnings and low inflation. More recently, however, it appears that investor confidence is improving as the form and direction of a competitive utilities industry take shape. This was seen by the resurgence in telecommunications stocks that occurred during the second half of the fiscal year as investors anticipated further industry consolidation and alliances, as well as in attractive earnings growth prospects from wireless services and value-added features.


UTILITIES SERIES

                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
January 8, 1993              $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $11,498         $10,618         $11,118
============================================================================
July 31, 1994                $10,896         $11,166         $10,365
----------------------------------------------------------------------------
July 31, 1995                $12,221         $14,073         $11,382
----------------------------------------------------------------------------
July 31, 1996                $13,291         $16,397         $12,642
----------------------------------------------------------------------------
July 31, 1997                $15,933         $24,937         $15,495
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        19.87%(1)         10.76%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Utility Funds Average tracks the performance of the funds which invest 65% of their equity portfolio in utility shares as reported by Lipper Analytical Services.


The Series remained fully invested during the first half of 1997, with 95 percent of its assets allocated to utility and utility-related equities on July 31, 1997, and the remaining 5 percent in cash and cash equivalents. The Series' equity portfolio reflected improved investor confidence, particularly in the electric utilities and telecommunications sectors, given their favorable growth outlook and the potential investment opportunities resulting from a competitive environment. Within this component of the portfolio, 49 percent was allocated to electric utilities, 28 percent to telecommunications and 18 percent to natural gas. Further diversifying the Series' portfolio are selective foreign securities, primarily in the global telecommunications sector, which accounted for 11 percent of net assets.

While the electric utility sector remained focused on making a balanced transition from a monopoly to a deregulated environment, mergers and acquisitions continued. The Series continues to invest selectively within the electric utility sector and remains committed to companies characterized by low energy cost and good earnings growth opportunities. Within the natural gas sector, the Series continues to focus on high-quality, well-diversified pipeline companies, given the favorable long-term outlook for the industry.

Looking ahead, the Series anticipates a modest reduction of its equity allocation to electric utilities in favor of selective telecommunications and natural gas companies. The Fund may also increase its foreign exposure to capitalize on and participate in worldwide telecommunications infrastructure growth.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

VALUE-ADDED SERIES


                             GROWTH OF $10,000

     DATE                      FUND          S&P 500        LIPPER IX
============================================================================
February 1, 1993             $10,000         $10,000         $10,000
----------------------------------------------------------------------------
July 31, 1993                $10,071         $10,271         $10,465
============================================================================
July 31, 1994                $10,967         $10,801         $11,114
----------------------------------------------------------------------------
July 31, 1995                $13,450         $13,613         $13,359
----------------------------------------------------------------------------
July 31, 1996                $14,955         $15,862         $15,112
----------------------------------------------------------------------------
July 31, 1997                $21,405         $24,123         $21,780
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        43.12%(1)         18.46%(1)
                        ============================


               ================================================
               [   ] Fund    [   ] S&P 500(2)   [   ] Lipper(3)
               ================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds in this Index.


For the fiscal year ended July 31, 1997, the Value-Added Series posted a total return of 43.12 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and
44.14 percent for the Lipper Growth and Income Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (February 1, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index and Lipper Index.

The Series is index oriented, investing in stocks that comprise the S&P 500, its benchmark. Unlike the S&P 500, however, the Series weights all the stocks' positions equally, thereby emphasizing the stocks of small-and mid-sized companies, which historically have outperformed larger stocks.

While the Series performed well over the most recent six-and twelve-month periods, its results were overshadowed by the S&P 500's returns. During the fiscal year ended July 31, 1997, the S&P 500 was driven by large-capitalization multinationals and technology stocks. These sectors are more heavily weighted on the S&P 500 than in the Series' portfolio.

GLOBAL EQUITY SERIES

For the fiscal year ended July 31, 1997, the Global Equity Series posted a total return of 26.66 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 30.66 percent for the Morgan Stanley Capital International World Index (MSCI Index) and a return of 32.32 percent for the Lipper Global Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 8, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, MSCI Index and Lipper Index.

On July 31, 1997, the Series' net assets exceeded $19.7 million, with 30 percent in Europe, 32 percent in the United States, 20 percent in Japan, 9 percent in the emerging markets of the Pacific Rim, 7 percent in

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued

Latin America and the remaining 2 percent scattered elsewhere. The Series' asset allocation represented overweightings in Europe, Japan, the Pacific Rim and Latin America.


GLOBAL EQUITY SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       MSCI IX       LIPPER IX
============================================================================
January 8, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,970      $10,618       $11,818        $11,239
============================================================================
July 31, 1994            $10,697      $11,166       $12,797        $13,168
----------------------------------------------------------------------------
July 31, 1995            $11,347      $14,073       $14,346        $14,509
----------------------------------------------------------------------------
July 31, 1996            $12,171      $16,397       $15,364        $15,516
----------------------------------------------------------------------------
July 31, 1997            $15,416      $24,937       $20,075        $20,531
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        26.66%(1)          9.96%(1)
                        ============================


    ========================================================================
    [   ] Fund    [   ] S&P 500(2)    [   ] MSCI IX(3)    [   ] Lipper IX(4)
    ========================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Morgan Stanley Capital International World Index (MSCI) measures the performance for a diverse range of global stock markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The index does not include any expenses, fees or charges or reinvestment of dividends. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Global Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


The Series' emphasis on European equities stems from the recovery there in economic growth and company earnings. European exports have benefited from the strong U.S. dollar, which has boosted corporate competitiveness. Also, European corporations have been embracing cost-cutting moves to reduce payroll, restructure business units and sell underperforming assets. Similar moves in the United States have boosted returns on equity capital and equity valuations. The Series also finds valuations in Asian markets attractive after two years of subpar performance and recent currency volatility there.

Among the Series' key portfolio holdings are HSBC Holdings PLC (banking, Hong
Kong), Siemens AG (telecommunications, Germany), Cemex, S.A. de C.V. (building materials, Mexico), Sony Corp. (electronics, Japan), Koninklijke Ahold NV (retail, the Netherlands), Novartis AG (pharmaceuticals,
Switzerland) and Sun Microsystems, Inc. (computers-systems, United States).

STRATEGIST SERIES

For the fiscal year ended July 31, 1997, the Strategist Series posted a total return of 27.35 percent. This compares to a return of 52.08 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index), a return of 10.79 percent for the Lehman Brothers Government/Corporate Bond Index (Lehman Index) and 29.05 percent for the Lipper Flexible Portfolio Funds Index (Lipper Index). The accompanying chart illustrates the performance of a hypothetical $10,000 investment in the Series from inception (January 7, 1993) through the fiscal year ended July 31, 1997, versus the performance of similar investments in the S&P 500 Index, Lehman Index and Lipper Index.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


During the fiscal year, the Series benefited from our decision to remain overweighted in long-dated financial assets. The table below summarizes the asset allocation changes made in the Strategist Series' portfolio during the fiscal year:


STRATEGIST SERIES


                             GROWTH OF $10,000

     DATE                  FUND       S&P 500       LEHMAN        LIPPER IX
============================================================================
January 7, 1993          $10,000      $10,000       $10,000        $10,000
----------------------------------------------------------------------------
July 31, 1993            $ 9,830      $10,577       $10,617        $10,454
============================================================================
July 31, 1994            $ 9,842      $11,122       $10,603        $10,798
----------------------------------------------------------------------------
July 31, 1995            $11,634      $14,018       $11,677        $12,579
----------------------------------------------------------------------------
July 31, 1996            $13,608      $16,333       $12,297        $13,687
----------------------------------------------------------------------------
July 31, 1997            $17,330      $24,839       $13,624        $17,662
============================================================================

                        AVERAGE ANNUAL TOTAL RETURNS

                        ONE YEAR        LIFE OF FUND

                        ============================
                        27.35%(1)         12.81%(1)
                        ============================


     ====================================================================
     [   ] Fund    [   ] S&P 500(2)    [   ] Lehman(3)    [   ] Lipper(4)
     ====================================================================
Past performance is not predictive of future returns.

-------------------
(1)  Total return figures shown assume reinvestment of all distributions.

(2) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Lehman Brothers Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The Index is unmanaged and should not be considered an investment.

(4) The Lipper Flexible Portfolio Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.



                                           EQUITY      FIXED-INCOME
                                        EXPOSURE (%)   EXPOSURE (%)  CASH (%)
                                        ------------ --------------  --------
July 31, 1996  .......................       50             40          10
April 28, 1997 .......................       50             20          30
May 19, 1997  ........................       60             20          20
June 26, 1997  .......................       65             20          15


As we enter the new fiscal year, the Series is allocated to reflect our positive stance toward the equity markets and more cautious view of bonds. With 58 percent of current assets invested in stocks, we believe that corporate earnings growth, especially in a few specific industry sectors, will continue to provide double-digit returns. Our equity portfolio, while well diversified with more than 45 holdings, is highly concentrated in industries we feel will provide above-average earnings growth and profit potential. These include technology (mainframe and workstation manufacturers, disk drive and software suppliers), financial services (insurance, banking, savings and loans), energy (domestic and international oil companies) and retailers (apparel and specialty stores, department store chains). We expect each of these sectors either to continue their impressive pattern of powerful earnings reports (technology and financials) or to begin a turnaround from depressed earnings levels (energy and retailing).

Our underweighting in bonds, at only a 20 percent allocation, reflects our concern that the Federal Reserve Board may feel compelled to raise rates in the second half of 1997, thus keeping a lid on bond prices for the balance of the year. Longer term, we would view any drop in long bonds' prices as a buying opportunity and would likely use a portion of our 22 percent cash reserve to purchase issues along the yield curve. Currently, the bond portfolio is comprised of 12 government-issued securities and 12 corporate bonds, with a wide variety of yields and maturities. All carry investment-grade ratings.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS July 31, 1997, continued


We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.


Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited)


On May 21, 1997, a special meeting of the Series' shareholders was held for the purpose of voting on three separate matters, the results of which are as follows:

(1) FOR EACH SERIES, APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE SERIES AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

Liquid Asset Series
     For .....................    19,779,400
     Against .................       106,527
     Abstain .................       266,372
U.S. Government Money Market Series
     For .....................     4,502,076
     Against .................             0
     Abstain .................             0
U.S. Government Securities Series
     For .....................       696,109
     Against .................         2,291
     Abstain .................        69,551
Intermediate Income Securities Series
     For .....................       151,816
     Against .................             0
     Abstain .................         5,572
American Value Series
     For .....................     2,068,650
     Against .................        40,170
     Abstain .................       143,685
Capital Growth Series
     For .....................       102,824
     Against .................             0
     Abstain .................        38,633
Dividend Growth Series
     For .....................     3,623,000
     Against .................       521,569
     Abstain .................       256,271
Utilities Series
     For .....................       237,912
     Against .................         2,108
     Abstain .................        33,928
Value-Added Market Series
     For .....................       940,344
     Against .................         2,261
     Abstain .................        28,379
Global Equity Series
     For .....................       798,944
     Against .................        17,237
     Abstain .................       141,869
Strategist Series
     For .....................     1,294,809
     Against .................           911
     Abstain .................        33,360

DEAN WITTER RETIREMENT SERIES
RESULTS OF SPECIAL MEETING (unaudited) continued


(2) ELECTION OF TRUSTEES:

Michael Bozic
For ..................  35,221,586
Withheld .............     684,992

Charles A. Fiumefreddo
For ..................  35,221,869
Withheld .............     684,709

Edwin J. Garn
For ..................  35,221,881
Withheld .............     684,697

John R. Haire
For ..................  35,221,786
Withheld .............     684,792

Wayne E. Hedien
For ..................  35,221,881
Withheld .............     684,697

Dr. Manuel H. Johnson
For ..................  35,221,881
Withheld .............     684,697

Michael E. Nugent
For ..................  35,221,881
Withheld .............     684,697

Philip J. Purcell
For ..................  35,221,881
Withheld .............     684,697

John L. Schroeder
For ..................  35,221,881
Withheld .............     684,697

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

    For ......................................................   34,484,382
    Against ..................................................      545,576
    Abstain ..................................................      876,620

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (64.4%)
            Automotive-Finance (8.5%)
     $500   Ford Motor Credit Co. ...........................................     5.61%         08/25/97         $  498,150
    1,000   General Motors Acceptance Corp. .................................  5.48-5.97   08/25/97-10/20/97        991,779
      311   Toyota Motor Credit Corp. .......................................     5.71          08/14/97            310,360
                                                                                                              -------------
                                                                                                                  1,800,289
                                                                                                              -------------
            Bank Holding Companies (7.0%)
      500   Bankers Trust New York Corp. ....................................     5.72          01/08/98            487,644
    1,000   Barnett Banks, Inc.  ............................................     5.55          08/21/97            996,933
                                                                                                              -------------
                                                                                                                  1,484,577
                                                                                                              -------------
            Banks-Commercial (18.6%)
      465   ABN-AMRO North America Finance Inc. .............................     5.74          09/05/97            462,446
      500   Commerzbank U.S. Finance Inc.  ..................................     5.52          08/15/97            498,931
    1,000   Internationale Nederlanden (U.S.) Funding Corp. .................     5.60          08/01/97          1,000,000
      400   KfW International Finance Inc. ..................................     5.54          09/02/97            398,044
      500   Societe Generale N.A., Inc. .....................................     5.61          09/10/97            496,917
      600   UBS Finance (Delaware) Inc.  ....................................     5.53          08/07/97            599,449
      500   WestPac Capital Corp.  ..........................................     5.54          09/05/97            497,326
                                                                                                              -------------
                                                                                                                  3,953,113
                                                                                                              -------------
            Brokerage (4.7%)
    1,000   Goldman Sachs Group L.P.  .......................................  5.63-5.64   08/04/97-09/03/97        997,215
                                                                                                              -------------
            Finance-Consumer (6.4%)
      400   American Express Credit Corp. ...................................     5.63          08/01/97            400,000
      950   American General Finance Corp. ..................................     5.64          08/05/97            949,409
                                                                                                              -------------
                                                                                                                  1,349,409
                                                                                                              -------------
            Finance-Diversified (8.4%)
      400   Associates Corp. of North America ...............................     5.65          08/05/97            399,751
      750   Commercial Credit Co. ...........................................     5.53          08/27/97            747,021
      650   General Electric Capital Corp. ..................................  5.55-5.61   09/16/97-10/14/97        644,124
                                                                                                              -------------
                                                                                                                  1,790,896
                                                                                                              -------------
            Industrials (2.0%)
      425   Weyerhaeuser Co. ................................................     5.54          08/20/97            423,764
                                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            Office Equipment (4.7%)
   $1,000   Xerox Credit Corp. ..............................................    5.51%          08/19/97          $ 997,260
                                                                                                              -------------
            Utilities-Finance (4.1%)
      866   National Rural Utilities Cooperative Finance Corp.  ............. 5.57-5.62    08/22/97-09/11/97        861,971
                                                                                                              -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $13,658,494)  ............................................    13,658,494
                                                                                                              -------------
            U.S. GOVERNMENT AGENCY (23.2%)
    4,930   Federal Home Loan
             Mortgage Corp.
             (Amortized Cost $4,926,600) .................................... 5.47-5.75    08/01/97-09/19/97      4,926,600
                                                                                                              -------------
            BANKERS' ACCEPTANCES (7.2%)
    1,014   BostonBank, N.A. ................................................ 5.71-5.88    09/30/97-01/20/98        993,499
      541   Union Bank of California, N.A. ..................................    5.59           10/15/97            534,804
                                                                                                              -------------
            TOTAL BANKERS' ACCEPTANCES (Amortized Cost $1,528,303) ..........................................     1,528,303
                                                                                                              -------------
            TOTAL INVESTMENTS
            (Amortized Cost $20,113,397)(a) ...............................................       94.8%          20,113,397
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................        5.2            1,099,631
                                                                                                 -----        -------------
            NET ASSETS ....................................................................      100.0%         $21,213,028
                                                                                                 =====        =============

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                         ANNUALIZED
 PRINCIPAL                                YIELD ON
 AMOUNT IN                                DATE OF        MATURITY
 THOUSANDS                                PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES
             (98.7%)
   $1,000   Federal Farm Credit Bank ..  5.52-5.77%  08/04/97-11/25/97 $  991,289
    1,690   Federal Home Loan Banks ...  5.42-5.66   08/07/97-09/02/97  1,687,131
      725    Federal Home Loan Mortgage
             Corp. ....................  5.59-5.75   08/01/97-10/17/97    720,019
      590    Federal National Mortgage
             Association ..............  5.38-5.49   08/04/97-08/07/97    589,647
                                                                       ----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $3,988,086) ..............................  3,988,086
                                                                       ----------
            U.S. GOVERNMENT OBLIGATION (1.2%)
       50   U.S. Treasury Bill
            (Amortized Cost $48,650) ..     5.32         02/05/98          48,650
                                                                       ----------
            TOTAL INVESTMENTS
            (Amortized Cost $4,036,736)(a)..........       99.9%        4,036,736
            CASH AND OTHER ASSETS IN EXCESS
            OF LIABILITIES .........................        0.1             4,560
                                                          -----        ----------
            NET ASSETS..............................      100.0%       $4,041,296
                                                          ======       ==========

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON       MATURITY
 THOUSANDS                                                                     RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.6%)
            Government National
             Mortgage Assoc. I (71.4%)
   $3,684   .................................................................  7.00 % 06/15/23-03/15/27  $ 3,688,923
    3,737   .................................................................  7.50   01/15/24-01/15/27    3,802,491
                                                                                                        ------------
                                                                                                           7,491,414
                                                                                                        ------------
      971   Government National
             Mortgage Assoc. II (9.2%) ......................................  7.00        03/20/26          968,255
                                                                                                        ------------
            U.S. Treasury Notes (12.6%)
    1,200   .................................................................  6.375       09/30/01        1,221,852
      100   .................................................................  6.250       06/30/02          101,434
                                                                                                        ------------
                                                                                                           1,323,286
                                                                                                        ------------
      600   U.S. Treasury Principal Strips (5.4%) ...........................  0.00        08/15/98          567,120
                                                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $10,212,454)(a) .........................................       98.6%        10,350,075
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        1.4            146,232
                                                                                            -----       ------------
            NET ASSETS ...............................................................      100.0%       $10,496,307
                                                                                            =====       ============

--------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $202,248 and the aggregate gross unrealized depreciation is $64,627, resulting in net unrealized appreciation of $137,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (56.8%)
            Automobile-Rentals (4.0%)
    $100    Hertz Corp. .....................................................  6.00 %  01/15/03     $ 97,979
                                                                                                 ------------
            Automotive (0.8%)
      20    Chrysler Corp. .................................................. 10.40    08/01/99       20,005
                                                                                                 ------------
            Automotive-Finance (1.1%)
      25    General Motors Acceptance Corp. .................................  8.40    10/15/99       26,177
                                                                                                 ------------
            Banks (9.5%)
     100    Bank One Corp. ..................................................  7.60    05/01/07      106,545
     100    Long Island Savings Bank  .......................................  7.00    06/13/02      102,145
      25    Star Bank N.A. ..................................................  6.375   03/01/04       24,764
                                                                                                 ------------
                                                                                                     233,454
                                                                                                 ------------
            Brokerage (4.1%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      101,506
                                                                                                 ------------
            Data Processing (4.1%)
     100    Oracle Corp.  ...................................................  6.91    02/15/07      101,719
                                                                                                 ------------
            Financial (8.4%)
     100    Ikon Capital Inc. ...............................................  6.73    06/15/01      101,477
     100    Nac Re Corp .....................................................  8.00    06/15/99      103,259
                                                                                                 ------------
                                                                                                     204,736
                                                                                                 ------------
            Foreign Government (4.0%)
     100    State of Israel  ................................................  6.375   12/15/05       97,826
                                                                                                 ------------
            Healthcare (1.0%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03       25,403
                                                                                                 ------------
            Industrials (4.1%)
     100    Millennium America Inc.  ........................................  7.00    11/15/06      100,710
                                                                                                 ------------
            Leisure (4.4%)
     100    Royal Caribbean Cruises .........................................  8.25    04/01/05      108,221
                                                                                                 ------------
            Manufacturing (2.0%)
      50    Reebok International plc
             (United Kingdom) ...............................................  6.75    09/15/05       49,374
                                                                                                 ------------
            Paper & Forest Products (4.1%)
     100    Noranda Forest, Inc. (Canada) ...................................  6.875   11/15/05      100,602
                                                                                                 ------------
            Textiles (1.0%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05       25,313
                                                                                                 ------------
            Utilities - Electric (4.2%)
     100    Connecticut Light & Power Co.  ..................................  7.875   06/01/01      102,208
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,371,214) ........................................................  1,395,233
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (34.7%)
    $100    U.S. Treasury Note ..............................................  6.125%  03/31/98      $ 100,396
     300    U.S. Treasury Note ..............................................  5.75    10/31/00        299,463
     300    U.S. Treasury Note ..............................................  5.875   11/30/01        299,868
     150    U.S. Treasury Note ..............................................  6.25    01/31/02        152,100
                                                                                                  ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $843,820) ..........................................................      851,827
                                                                                                  ------------
            SHORT-TERM INVESTMENT (a)(4.1%)
            U.S. GOVERNMENT AGENCY
     100    Federal Home Loan Banks
            (Amortized Cost $100,000) .......................................  5.39    08/01/97        100,000
                                                                                                  ------------

          TOTAL INVESTMENTS
          (Identified Cost $2,315,034)(b) .........................................   95.6%   2,347,060
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    4.4      108,712
                                                                                   -------- -----------
          NET ASSETS ..............................................................  100.0%  $2,455,772
                                                                                   ======== ===========

--------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,736 and the aggregate gross unrealized depreciation is $4,710, resulting in net unrealized appreciation of $32,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)
             Agriculture Related (4.4%)
     4,500   Case Corp.  .....................................................  $  280,969
     4,500   Deere & Co.  ....................................................     255,937
     5,500   Dekalb Genetics Corp. (Class B) .................................     420,406
     7,000   Delta & Pine Land Co.  ..........................................     266,000
    14,000   Monsanto Co.  ...................................................     697,375
     6,500   Pioneer Hi-Bred International, Inc. .............................     481,000
                                                                              -------------
                                                                                 2,401,687
                                                                              -------------
             Banks (7.1%)
     6,000   Bank of New York Co., Inc.  .....................................     291,375
     7,000   BankAmerica Corp.  ..............................................     528,500
     4,000   Bankers Trust New York Corp. ....................................     404,750
   250,000   Credito Italiano Spa (Italy)  ...................................     497,644
     4,000   First Chicago NBD Corp.  ........................................     303,500
     6,000   Fleet Financial Group, Inc.  ....................................     407,250
    10,000   Mellon Bank Corp.  ..............................................     504,375
     7,200   NationsBank Corp.  ..............................................     512,550
     6,000   Washington Mutual, Inc.  ........................................     414,000
                                                                              -------------
                                                                                 3,863,944
                                                                              -------------
             Basic Cyclicals (0.7%)
     2,300   Champion International Corp. ....................................     142,600
     3,000   Reynolds Metals Co.  ............................................     234,000
                                                                              -------------
                                                                                   376,600
                                                                              -------------
             Biotechnology (2.4%)
    21,000   Biochem Pharma, Inc. (Canada)*  .................................     603,750
    13,000   Centocor, Inc.*  ................................................     499,687
     2,000   Gilead Sciences, Inc.*  .........................................      56,250
     3,500   Vertex Pharmaceuticals, Inc.*  ..................................     122,062
                                                                              -------------
                                                                                 1,281,749
                                                                              -------------
             Capital Equipment (4.3%)
     2,000   Aeroquip-Vickers, Inc. ..........................................     109,625
     5,500   Boeing Co.  .....................................................     323,469
     3,000   Crane Co.  ......................................................     136,312
     6,000   General Electric Co.  ...........................................     421,125
     4,500   Kuhlman Corp.  ..................................................     139,500
     3,200   Parker-Hannifin Corp.  ..........................................     206,000
     2,200   Sundstrand Corp.  ...............................................     136,400
    10,000   Timken Co.  .....................................................     351,875
     2,000   Tyco International Ltd. .........................................     162,000
     4,000   United Technologies Corp.  ......................................     338,250
                                                                              -------------
                                                                                 2,324,556
                                                                              -------------
             Communications Equipment (9.4%)
     2,000   Advanced Fibre Communications, Inc.*  ...........................  $  139,250
    21,000   Bay Networks, Inc.*  ............................................     640,500
    15,000   Brightpoint, Inc.*  .............................................     447,187
     3,000   CIENA Corp.*  ...................................................     168,000
     6,000   Cisco Systems, Inc.*  ...........................................     476,625
       700   Corsair Communications, Inc.*  ..................................      13,738
    11,500   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........     520,375
     7,000   Lucent Technologies Inc.  .......................................     594,562
    10,000   Newbridge Networks Corp. (Canada)* ..............................     521,250
     6,000   Nokia Corp. (ADR)(Finland) ......................................     513,750
     5,000   Northern Telecom Ltd. (Canada) ..................................     522,812
     2,000   Tekelec*  .......................................................     123,000
     7,000   Tellabs, Inc.*  .................................................     418,687
                                                                              -------------
                                                                                 5,099,736
                                                                              -------------
             Computer Equipment (3.1%)
     4,000   Dell Computer Corp.*  ...........................................     342,000
    12,000   EMC Corp.*  .....................................................     606,000
     9,000   Kemet Corp.*  ...................................................     230,625
     6,500   SCI Systems, Inc.*  .............................................     516,344
                                                                              -------------
                                                                                 1,694,969
                                                                              -------------
             Computer Software (4.3%)
    15,000   BEA Systems, Inc.*  .............................................     290,625
     5,000   Compuware Corp.*  ...............................................     308,125
       400   Great Plains Software, Inc.*  ...................................      10,700
     4,100   Microsoft Corp.*  ...............................................     579,381
     7,000   Oracle Corp.*  ..................................................     380,187
     5,000   Peoplesoft, Inc.*  ..............................................     291,875
     8,000   Veritas Software Corp.*  ........................................     494,000
                                                                              -------------
                                                                                 2,354,893
                                                                              -------------
             Consumer-Noncyclical (4.5%)
     9,000   Alberto-Culver Co. (Class B)  ...................................     252,562
     2,500   Avon Products, Inc.  ............................................     181,406
     3,800   Coca Cola Co.  ..................................................     263,150
     1,600   Coca Cola FEMSA S.A. de C.V. (ADR)(Mexico) ......................      89,800
     8,000   Colgate-Palmolive Co.  ..........................................     606,000
    10,000   PanAmerican Beverages, Inc. (Class A)(Mexico) ...................     335,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,000    Procter & Gamble Co.  ...........................................  $  456,375
    7,000    Sunbeam Corporation  ............................................     273,875
                                                                              -------------
                                                                                 2,458,168
                                                                              -------------
             Consumer Business Services (1.4%)
    8,000    AccuStaff, Inc.*  ...............................................     218,000
    7,400    Browning-Ferris Industries, Inc.  ...............................     273,800
    5,000    Corrections Corp. of America*  ..................................     221,562
    2,000    Service Corp. International .....................................      68,000
                                                                              -------------
                                                                                   781,362
                                                                              -------------
             Consumer Products (2.6%)
    5,000    CVS Corp. .......................................................     284,375
    4,000    Philips Electronics NV (Netherlands)  ...........................     327,250
    3,500    Philips Electronics NV (Netherlands)  ...........................     283,962
    1,900    Sony Corp. (Japan)  .............................................     189,134
    3,100    Sony Corp. (ADR)(Japan)  ........................................     315,619
                                                                              -------------
                                                                                 1,400,340
                                                                              -------------
             Drugs (4.0%)
    5,000    Dura Pharmaceuticals, Inc.*  ....................................     194,062
    4,500    Lilly (Eli) & Co.  ..............................................     508,500
    5,000    Medicis Pharmaceutical Corp. (Class A)*  ........................     225,000
      280    Novartis (Switzerland) ..........................................     449,742
    4,400    Pfizer, Inc.  ...................................................     262,350
    3,600    Warner-Lambert Co.  .............................................     502,875
                                                                              -------------
                                                                                 2,142,529
                                                                              -------------
             Energy (5.9%)
    9,000    Baker Hughes, Inc. ..............................................     396,563
    8,000    Cooper Cameron Corp.*  ..........................................     469,000
    2,500    Diamond Offshore Drilling, Inc. .................................     233,125
    5,000    EVI, Inc.*  .....................................................     244,375
    8,000    Falcon Drilling Company, Inc.*  .................................     231,000
   12,000    Halliburton Co.  ................................................     552,000
    5,000    Halter Marine Group, Inc.*  .....................................     153,125
    8,200    Schlumberger, Ltd.  .............................................     626,275
    4,000    Smith International, Inc.*  .....................................     286,750
                                                                              -------------
                                                                                 3,192,213
                                                                              -------------
             Financial-Miscellaneous (7.1%)
      400    Advanta Corp. (Class A)  ........................................      14,400
    7,000    American Express Co. ............................................     586,250
   15,000    Hambrecht & Quist Group*  .......................................     447,188
             Kansas City Southern
    2,000    Industries, Inc.  ...............................................     150,750
    4,000    Legg Mason, Inc.  ...............................................  $  245,750
   16,000    Lehman Brothers Holdings, Inc. ..................................     797,000
    8,000    Merrill Lynch & Co., Inc. .......................................     563,500
    8,000    Paine Webber Group, Inc. ........................................     320,000
    1,000    Price (T.) Rowe Associates, Inc. ................................      54,250
   10,000    Providian Financial Corp.*  .....................................     391,875
    4,500    Salomon, Inc.  ..................................................     285,469
                                                                              -------------
                                                                                 3,856,432
                                                                              -------------
             Healthcare Products & Services (2.9%)
    7,000    HBO & Co.  ......................................................     540,750
   16,000    Health Management Associates, Inc. (Class A)*  ..................     511,000
   20,000    Healthsouth Corp.*  .............................................     530,000
                                                                              -------------
                                                                                 1,581,750
                                                                              -------------
             Insurance (2.3%)
    3,000    Hartford Financial Services Group, Inc.  ........................     261,375
             Marsh & McLennan
    7,000    Companies, Inc.  ................................................     542,063
    5,000    Nationwide Financial Services, Inc. (Class A)  ..................     151,250
    4,000    Travelers Group, Inc. ...........................................     287,750
                                                                              -------------
                                                                                 1,242,438
                                                                              -------------
             Internet (3.0%)
   10,000    America Online, Inc.*  ..........................................     675,000
   10,000    E*TRADE Group, Inc.*  ...........................................     305,000
   10,000    Sterling Commerce, Inc.*  .......................................     376,875
    5,000    Yahoo! Inc.*  ...................................................     281,250
                                                                              -------------
                                                                                 1,638,125
                                                                              -------------
             Media Group (4.1%)
    6,600    Clear Channel Communications, Inc.*  ............................     410,850
             Evergreen Media Corp.
    8,000    (Class A)*  .....................................................     367,000
   10,000    Jacor Communications, Inc.*  ....................................     428,750
   13,200    Outdoor Systems, Inc.*  .........................................     343,200
    2,000    Univision Communications, Inc. (Class A)*  ......................      86,000
   25,000    Westinghouse Electric Corp. .....................................     601,563
                                                                              -------------
                                                                                 2,237,363
                                                                              -------------
             Medical Supplies (2.4%)
    6,000    Boston Scientific Corp.*  .......................................     430,500
    5,500    Guidant Corp.  ..................................................     501,875
    4,000    Medtronic, Inc.  ................................................     349,000
                                                                              -------------
                                                                                 1,281,375
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail (5.8%)
    3,000    Barnes & Noble, Inc.*  .......................................... $   150,000
   13,500    Costco Companies Inc.*  .........................................     511,313
   10,000    Dayton-Hudson Corp.  ............................................     646,250
    5,000    Dollar General Corp. ............................................     220,000
   10,000    Family Dollar Stores, Inc.  .....................................     325,625
    6,000    General Nutrition Companies, Inc.*  .............................     171,000
    7,800    Home Depot, Inc.  ...............................................     389,025
    3,000    Ross Stores, Inc.  ..............................................      94,500
   17,000    Wal-Mart Stores, Inc.  ..........................................     638,563
                                                                              -------------
                                                                                 3,146,276
                                                                              -------------
             Semiconductor Equipment (5.7%)
    9,000    Applied Materials, Inc.*  .......................................     826,313
    2,000    ASM Lithography Holding NV (Netherlands)* .......................     162,000
    5,000    CFM Technologies, Inc.*  ........................................     129,375
    1,000    DuPont Photomasks, Inc.* ........................................      50,750
    3,000    Etec Systems, Inc.*  ............................................     160,875
   13,000    KLA-Tencor Corp.*  ..............................................     786,500
    7,000    LAM Research Corp.*  ............................................     370,125
    7,000    PRI Automation, Inc.*  ..........................................     345,625
    5,000    Teradyne, Inc.*  ................................................     233,750
                                                                              -------------
                                                                                 3,065,313
                                                                              -------------
             Semiconductors (9.2%)
    4,000    Altera Corp.  ...................................................     241,000
   17,000    Analog Devices, Inc.*  ..........................................     534,438
   10,000    Burr-Brown Corp.*  ..............................................     348,125
      700    Galileo Technology Ltd. (Israel)* ...............................      16,975
    2,000    Intel Corp.  ....................................................     183,500
    5,000    Lattice Semiconductor Corp.*  ...................................     335,625
    5,000    Linear Technology Corp.  ........................................     333,750
    8,000    Maxim Integrated Products, Inc.* ................................     553,000
    2,500    MEMC Electronic Materials, Inc.* ................................      72,500
    4,000    Micrel, Inc.*  ..................................................     259,000
    9,000    Micron Technology, Inc. *  ......................................     438,188
    6,000    Motorola, Inc.  .................................................     481,875
    6,000    Texas Instruments, Inc. .........................................     690,000
   10,000    Vitesse Semiconductor Corp.*  ...................................     483,750
                                                                              -------------
                                                                                 4,971,726
                                                                              -------------
             Transportation (1.1%)
             Continental Airlines, Inc.
      900    (Class B)*  ..................................................... $    33,525
    4,000    PACCAR, Inc. ....................................................     197,000
    1,400    Ryanair Holdings PLC (ADR)(Ireland)*  ...........................      39,375
    3,000    Teekay Shipping Corp.  ..........................................     104,813
    6,000    US Airways Group, Inc.*  ........................................     229,877
                                                                              -------------
                                                                                   604,590
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $42,913,438)  ..............  52,998,134
                                                                              -------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
--------------------------------------------------------------
               SHORT-TERM INVESTMENT (A) (1.7%)
               U.S. GOVERNMENT AGENCY
     $900      Federal Home Loan Mortgage
                Corp. 5.75% due 08/01/97
                (Amortized Cost $900,000)..........    900,000
                                                   -----------
TOTAL INVESTMENTS
(Identified Cost $43,813,438)(b) .          99.4%   53,898,134
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ...................           0.6       316,360
                                         -------- ------------
NET ASSETS........................         100.0%  $54,214,494
                                         ======== ============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,364,753 and the aggregate gross unrealized depreciation is $280,057, resulting in net unrealized appreciation of $10,084,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (98.0%)
             Auto Trucks & Parts (2.3%)
    5,000    Miller Industries, Inc.* ........................................  $ 84,375
                                                                              ------------
             Banking (4.8%)
    1,450    State Street Corp. ..............................................    81,291
    1,350    Washington Mutual, Inc. .........................................    93,150
                                                                              ------------
                                                                                 174,441
                                                                              ------------
             Commercial Services (1.4%)
    1,900    Affiliated Computer Services, Inc. (Class A)* ...................    51,537
                                                                              ------------
             Communications -
             Equipment & Software (3.8%)
    1,100    3Com Corp.* .....................................................    60,087
    1,350    Tellabs, Inc.* ..................................................    80,747
                                                                              ------------
                                                                                 140,834
                                                                              ------------
             Computer Services (1.9%)
    1,800    Sterling Commerce, Inc.* ........................................    67,837
                                                                              ------------
             Computer Software (8.9%)
    1,100    Computer Associates International, Inc. .........................    74,869
    2,200    Danka Business Systems PLC (ADR)(United Kingdom) ................   107,525
      800    Electronics for Imaging, Inc.* ..................................    44,000
      450    Microsoft Corp.* ................................................    63,591
      700    Oracle Corp.* ...................................................    38,019
                                                                              ------------
                                                                                 328,004
                                                                              ------------
             Computer - Systems (4.7%)
    2,000    EMC Corp.* ......................................................   101,000
      900    SCI Systems, Inc.* ..............................................    71,494
                                                                              ------------
                                                                                 172,494
                                                                              ------------
             Consumer Business Services (2.6%)
    2,200    AccuStaff, Inc.* ................................................    59,950
    1,000    Service Corp. International .....................................    34,000
                                                                              ------------
                                                                                  93,950
                                                                              ------------
             Drugs (1.4%)
    1,100    Elan Corp. PLC (ADR)(Ireland)* ..................................    52,250
                                                                              ------------
             Electronics (4.2%)
      750    Hadco Corp.* ....................................................    49,406
    1,800    Jabil Circuit, Inc.* ............................................    87,637
      250    Sanmina Corp.* ..................................................    18,344
                                                                              ------------
                                                                                 155,387
                                                                              ------------
             Electronics - Semiconductors/
             Components (1.2%)
      400    Intel Corp. .....................................................    36,700
      150    Photronics, Inc.* ...............................................     8,137
                                                                              ------------
                                                                                  44,837
                                                                              ------------
             Enviromental Control (1.5%)
    1,600    Newpark Resources, Inc.* ........................................  $ 55,300
                                                                              ------------
             Financial - Miscellaneous (11.4%)
    1,600    Green Tree Financial Corp. ......................................    75,400
      700    Household International, Inc. ...................................    90,650
    2,200    MBNA Corp. ......................................................    99,000
    1,300    MGIC Investment Corp. ...........................................    68,331
    1,400    SunAmerica, Inc. ................................................    84,700
                                                                              ------------
                                                                                 418,081
                                                                              ------------
             Healthcare - Diversified (2.2%)
    2,000    Universal Health Services, Inc. (Class B)* ......................    81,250
                                                                              ------------
             Hospital Management (1.5%)
    1,200    Express Scripts, Inc. (Class A)* ................................    53,400
                                                                              ------------
             Household Furnishings & Appliances (3.1%)
    1,200    American Standard Companies, Inc.* ..............................    59,625
    1,000    Ethan Allen Interiors, Inc. .....................................    53,000
                                                                              ------------
                                                                                 112,625
                                                                              ------------
             Life Insurance (1.4%)
    1,300    Providian Financial Corp.* ......................................    50,944
                                                                              ------------
             Manufacturing - Diversified (2.7%)
    1,200    Tyco International Ltd. .........................................    97,200
                                                                              ------------
             Media (2.0%)
    1,200    Clear Channel Communications, Inc.* .............................    74,700
                                                                              ------------
             Oil & Gas Products (0.5%)
      300    Camco International, Inc. .......................................    19,387
                                                                              ------------
             Oil Drilling & Services (9.3%)
    1,450    ENSCO International, Inc.* ......................................    95,881
    2,900    Pride International, Inc.* ......................................    76,669
    1,500    Tidewater, Inc. .................................................    75,750
    2,400    Varco International, Inc.* ......................................    92,850
                                                                              ------------
                                                                                 341,150
                                                                              ------------
             Oil Equipment & Services (4.2%)
    2,400    Falcon Drilling Company, Inc.* ..................................    69,300
    1,200    Smith International, Inc.* ......................................    86,025
                                                                              ------------
                                                                                 155,325
             Pharmaceuticals (2.8%)
    2,300    Medicis Pharmaceutical Corp. (Class A)* .........................   103,500
                                                                              ------------
             Retail - Department Stores (3.7%)
    1,900    Dollar General Corp. ............................................    83,600
      950    Proffitt's, Inc.* ...............................................    50,350
                                                                              ------------
                                                                                 133,950
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Retail - Drugs Stores (1.7%)
    1,100    Walgreen Co. ....................................................  $ 62,150
                                                                              ------------
             Retail - Food Chains (4.1%)
    2,400    Kroger Co.* .....................................................    70,950
    1,500    Safeway, Inc.* ..................................................    80,438
                                                                              ------------
                                                                                 151,388
                                                                              ------------
             Retail - Specialty (6.0%)
    1,562    Consolidated Stores Corp.* ......................................    62,871
    2,700    General Nutrition Companies, Inc.* ..............................    76,950
    3,200    Staples, Inc.* ..................................................    80,400
                                                                              ------------
                                                                                 220,221
                                                                              ------------
             Utilities - Electric (1.9%)
      900    AES Corp.* ......................................................    71,100
                                                                              ------------
             Utilities - Telephone (0.8%)
      850    Airtouch Communications, Inc.* ..................................    27,997
                                                                              ------------

TOTAL INVESTMENTS
(Identified Cost $2,725,382)(a) .    98.0%   3,595,614
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES...................     2.0       74,032
                                    -----   ----------
NET ASSETS.......................   100.0%  $3,669,646
                                    =====   ==========

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $870,624 and the aggregate gross unrealized depreciation is $392, resulting in net unrealized appreciation of $870,232.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Aerospace (2.7%)
    55,000   Raytheon Co.  ...................................................  $3,073,125
                                                                              --------------
             Aluminum (2.7%)
    35,500   Aluminum Co. of America  ........................................   3,141,750
                                                                              --------------
             Automotive (5.3%)
    84,000   Chrysler Corp.  .................................................   3,118,500
    74,000   Ford Motor Co.  .................................................   3,024,750
                                                                              --------------
                                                                                 6,143,250
                                                                              --------------
             Banks (2.7%)
    43,000   NationsBank Corp.  ..............................................   3,061,062
                                                                              --------------
             Banks - Money Center (2.7%)
    41,000   BankAmerica Corp.  ..............................................   3,095,500
                                                                              --------------
             Beverages - Soft Drinks (2.7%)
    81,000   PepsiCo Inc.  ...................................................   3,103,312
                                                                              --------------
             Chemicals (5.1%)
    44,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   2,945,250
    49,500   Eastman Chemical Co.  ...........................................   2,994,750
                                                                              --------------
                                                                                 5,940,000
                                                                              --------------
             Computers - Systems (2.7%)
    29,000   International Business Machines Corp.  ..........................   3,066,750
                                                                              --------------
             Conglomerates (5.1%)
    31,500   Minnesota Mining & Manufacturing Co.  ...........................   2,984,625
    63,000   Tenneco, Inc.  ..................................................   2,937,375
                                                                              --------------
                                                                                 5,922,000
                                                                              --------------
             Drugs (2.6%)
    38,000   Bristol-Myers Squibb Co.  .......................................   2,980,625
                                                                              --------------
             Drugs & Healthcare (2.7%)  ......................................
    47,000   Abbott Laboratories  ............................................   3,075,562
                                                                              --------------
             Electric - Major (2.6%)
    42,300   General Electric Co.  ...........................................   2,968,931
                                                                              --------------
             Energy (2.6%)
    47,000   Kerr-McGee Corp.  ...............................................   2,943,375
                                                                              --------------
             Foods (5.2%)
    59,800   Quaker Oats Company (The)  ......................................   3,061,012
    13,300   Unilever NV (ADR)(Netherlands)  .................................   2,899,400
                                                                              --------------
                                                                                 5,960,412
                                                                              --------------
             Machinery - Agricultural (2.6%)
    53,600   Deere & Co.  ....................................................   3,048,500
                                                                              --------------
             Manufacturing - Diversified (2.5%)
    39,000   Honeywell, Inc.  ................................................  $2,912,813
                                                                              --------------
             Metals - Miscellaneous (2.5%)
    34,000   Phelps Dodge Corp.  .............................................   2,892,125
                                                                              --------------
             Natural Gas (2.6%)
    78,000   Enron Corp.  ....................................................   2,959,125
                                                                              --------------
             Office Equipment (2.7%)
    41,000   Pitney Bowes, Inc.  .............................................   3,080,125
                                                                              --------------
             Oil - Domestic (5.3%)
    32,000   Amoco Corp.  ....................................................   3,008,000
    59,000   Ashland, Inc.  ..................................................   3,134,375
                                                                              --------------
                                                                                 6,142,375
                                                                              --------------
             Oil Integrated - International (2.7%)
    48,200   Exxon Corp.  ....................................................   3,096,850
                                                                              --------------
             Paper & Forest Products (2.7%)
    51,000   Weyerhaeuser Co.  ...............................................   3,174,750
                                                                              --------------
             Photography (2.6%)
    45,500   Eastman Kodak Co.  ..............................................   3,048,500
                                                                              --------------
             Railroads (2.8%)
    51,500   CSX Corp.  ......................................................   3,180,125
                                                                              --------------
             Retail - Department Stores (2.6%)
    54,000   May Department Stores Co.  ......................................   3,017,250
                                                                              --------------
             Retail - Food Chains (2.6%)
   120,600   American Stores Co.  ............................................   3,045,150
                                                                              --------------
             Steel (2.5%)
    83,000   Timken Co.  .....................................................   2,920,563
                                                                              --------------
             Telecommunications (5.3%)
    41,000   Bell Atlantic Corp.  ............................................   2,975,063
    63,000   Sprint Corp.  ...................................................   3,118,500
                                                                              --------------
                                                                                 6,093,563
                                                                              --------------
             Tobacco (2.6%)
    67,000   Philip Morris Companies, Inc.  ..................................   3,023,375
                                                                              --------------
             Utilities - Electric (8.0%)
   142,000   Houston Industries, Inc.  .......................................   2,973,125
    82,800   New England Electric System  ....................................   3,089,475
   139,000   Unicom Corp.  ...................................................   3,153,563
                                                                              --------------
                                                                                 9,216,163
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $86,532,718)  .................................. 115,327,006
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75%  due 08/01/97 (dated 07/31/97;
      $757   proceeds $757,142)(a)  (Identified Cost $757,021)  .............   $ 757,021
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $87,289,739)(b)  .   100.7 %  116,084,027
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................    (0.7)      (772,518)
                                    -------- -------------
NET ASSETS ........................   100.0 % $115,311,509
                                    ======== =============

------------
ADR     American Depository Receipt.
(a) Collateralized by $244,167 Federal National Mortgage Association 9.55% due 11/10/97 valued at $252,039, $400,000 Federal National
        Mortgage Association 7.37% due 04/14/04 valued at $414,359 and $99,269 Federal National Mortgage Association 7.50% due 04/16/07 valued at $105,764.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,069,461 and the aggregate gross unrealized depreciation is $275,173, resulting in net unrealized appreciation of $28,794,288.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Natural Gas (19.1%)
    5,000    American Water Works Company, Inc.  ............................. $  108,437
    3,500    Brooklyn Union Gas Co. ..........................................    105,219
    4,500    Calpine Corp.* ..................................................     88,875
    3,500    Enron Corp. .....................................................    132,781
    5,000    MCN Corp.  ......................................................    158,437
    2,000    Mobil Corp. .....................................................    153,000
    3,000    Pacific Enterprises .............................................    100,312
    4,000    Williams Companies, Inc. ........................................    183,000
                                                                              -----------
                                                                                1,030,061
                                                                              -----------
             Telecommunications (29.1%)
    3,000    Alltel Corp. ....................................................     98,625
    3,000    AT&T Corp.  .....................................................    110,438
    3,000    BellSouth Corp.  ................................................    142,125
    3,500    Cable & Wireless PLC (ADR)(United Kingdom) ......................    105,219
    2,500    Compania de Telefonos de Chile S.A. (ADR)(Chile) ................     82,344
             Grupo Iusacell S.A. de C.V.
    7,000    (Series L)(ADR)(Mexico)* ........................................    131,688
    3,000    GTE Corp. .......................................................    139,500
    2,000    Nokia Corp. (ADR)(Finland)* .....................................    171,250
    3,000    Sprint Corp. ....................................................    148,500
    3,000    Teleport Communications Group Inc. (Class A)* ...................    118,125
    2,500    Vodafone Group PLC (ADR)(United Kingdom) ........................    126,250
    5,500    WorldCom, Inc.* .................................................    192,156
                                                                              -----------
                                                                                1,566,220
                                                                              -----------
             Utilities - Electric (51.8%)
    2,000    AES Corp.* ......................................................    158,000
    3,000    American Electric Power Co. .....................................    134,250
    4,000    CILCORP, Inc.  ..................................................    167,750
    4,000    CINergy Corp.  ..................................................    134,500
    4,000    CMS Energy Corp.  ...............................................    148,000
    5,000    DPL, Inc.  ......................................................    123,125
    4,050    DQE, Inc.  ......................................................    127,828
    3,000    Duke Energy Corp. ...............................................    152,063
    5,000    Edison International  ...........................................    126,250
    4,000    Florida Progress Corp.  .........................................    128,750
    4,000    General Public Utilities Corp.  .................................    138,750
    6,000    MDU Resources Group, Inc.  ......................................    142,500
    3,000    NIPSCO Industries, Inc. .........................................    126,375
    5,500    PacifiCorp ......................................................    122,719
    4,500    Pinnacle West Capital Corp.  ....................................    142,031
    4,000    Public Service Company of Colorado .............................. $  166,500
    4,500    Sierra Pacific Resources ........................................    143,719
    6,000    Teco Energy, Inc.  ..............................................    152,250
    4,000    Utilicorp United, Inc. ..........................................    119,250
    4,000    Western Resources, Inc. .........................................    138,500
                                                                              -----------
                                                                                2,793,110
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $4,358,265) ....................................  5,389,391
                                                                              -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (a)(2.8%)
             Federal National Mortgage Assoc. 5.48% due 08/04/97
    $150     (Amortized Cost $149,931) .......................................    149,931
                                                                              -----------
             REPURCHASE AGREEMENT (2.4%)
             The Bank of New York
             5.75% due 08/01/97 (dated 07/31/97; proceeds $132,571)(b)
      133    (Identified Cost $132,550) ......................................    132,550
                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $282,481) ......................................    282,481
                                                                              -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,640,746)
(C) .............  .............   105.2%    5,671,872
LIABILITIES IN EXCESS OF OTHER
 ASSETS........................     (5.2)     (280,644)
                                   -----   -----------
NET ASSETS.....................    100.0%  $ 5,391,228
                                   =====   ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $30,477 U.S. Treasury Note 6.25% due 05/31/99 valued at $31,043 and $99,095 U.S. Treasury Note 7.125% due 09/30/99
        valued at $104,158.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,034,626 and the aggregate gross unrealized depreciation is $3,500, resulting in net unrealized appreciation of $1,031,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.4%)
             Aerospace & Defense (1.0%)
      750    Boeing Co.  .....................................................  $   44,109
      550    General Dynamics Corp.  .........................................      48,675
      450    Lockheed Martin Corp.  ..........................................      47,925
      550    McDonnell Douglas Corp.  ........................................      42,075
      450    Northrop Grumman Corp.  .........................................      51,806
                                                                              -------------
                                                                                   234,590
                                                                              -------------
             Agriculture Related (0.2%)
      600    Pioneer Hi-Bred International, Inc. .............................      44,400
                                                                              -------------
             Air Freight (0.2%)
      800    Federal Express Corp.* ..........................................      51,650
                                                                              -------------
             Airlines (0.8%)
      450    AMR Corp.* ......................................................      48,403
      450    Delta Air Lines, Inc.  ..........................................      39,994
    1,550    Southwest Airlines Co.  .........................................      45,241
    1,300    US Airways Group, Inc.* .........................................      49,806
                                                                              -------------
                                                                                   183,444
                                                                              -------------
             Aluminum (0.6%)
    1,100    Alcan Aluminum Ltd. (Canada) ....................................      43,106
      600    Aluminum Co. of America .........................................      53,100
      550    Reynolds Metals Co.  ............................................      42,900
                                                                              -------------
                                                                                   139,106
                                                                              -------------
             Auto Parts - After Market (1.5%)
    1,850    Cooper Tire & Rubber Co.  .......................................      46,134
    1,150    Dana Corp.  .....................................................      52,253
    1,250    Echlin, Inc.  ...................................................      46,328
    1,275    Genuine Parts Co.  ..............................................      41,597
      750    Goodyear Tire & Rubber Co.  .....................................      48,422
    1,500    ITT Industries, Inc.  ...........................................      42,469
    1,000    Snap-On, Inc.  ..................................................      41,250
      800    TRW, Inc.  ......................................................      46,800
                                                                              -------------
                                                                                   365,253
                                                                              -------------
             Auto Trucks & Parts (0.6%)
      650    Cummins Engine Co., Inc.  .......................................      51,025
    2,500    Navistar International Corp.* ...................................      51,562
    1,050    PACCAR, Inc.  ...................................................      51,712
                                                                              -------------
                                                                                   154,299
                                                                              -------------
             Automobiles (0.6%)
    1,100    Chrysler Corp.  .................................................      40,837
    1,100    Ford Motor Co.  .................................................      44,962
      800    General Motors Corp.  ...........................................      49,500
                                                                              -------------
                                                                                   135,299
                                                                              -------------
             Banks - Money Center (1.2%)
      700    BankAmerica Corp.  ..............................................  $   52,850
      450    Bankers Trust New York Corp.  ...................................      45,534
      400    Chase Manhattan Corp.  ..........................................      45,425
      350    Citicorp ........................................................      47,512
      650    First Chicago NBD Corp.  ........................................      49,319
      400    Morgan (J.P.) & Co., Inc.  ......................................      46,350
                                                                              -------------
                                                                                   286,990
                                                                              -------------
             Banks - Regional (4.4%)
      950    Banc One Corp.  .................................................      53,319
    1,100    Bank of New York Co., Inc.  .....................................      53,419
      550    BankBoston Corp.  ...............................................      46,716
      900    Barnett Banks, Inc.  ............................................      51,244
      600    Comerica, Inc.  .................................................      45,375
      700    CoreStates Financial Corp.  .....................................      43,181
      825    Fifth Third Bancorp .............................................      52,078
      550    First Bank System, Inc.  ........................................      48,950
      450    First Union Corp.  ..............................................      45,647
      700    Fleet Financial Group, Inc.  ....................................      47,512
      700    KeyCorp .........................................................      43,531
    1,000    Mellon Bank Corp.  ..............................................      50,437
      750    National City Corp.  ............................................      44,625
      700    NationsBank Corp.  ..............................................      49,831
      750    Norwest Corp.  ..................................................      47,297
      900    PNC Bank Corp.  .................................................      41,175
      450    Republic New York Corp.  ........................................      51,975
      700    SunTrust Banks, Inc.  ...........................................      44,931
      750    U.S. Bancorp ....................................................      49,969
      700    Wachovia Corp.  .................................................      45,150
      800    Washington Mutual, Inc.  ........................................      55,200
      150    Wells Fargo & Co.  ..............................................      41,241
                                                                              -------------
                                                                                 1,052,803
                                                                              -------------
             Beverages - Alcoholic (0.7%)
    1,100    Anheuser-Busch Companies, Inc.  .................................      47,231
      800    Brown-Forman Corp. (Class B) ....................................      39,000
    1,650    Coors (Adolph) Co.  .............................................      51,872
    1,100    Seagram Co. Ltd. (Canada) .......................................      42,144
                                                                              -------------
                                                                                   180,247
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
      650    Coca Cola Co.  ..................................................      45,012
    1,150    PepsiCo, Inc.  ..................................................      44,059
    1,700    Whitman Corp.  ..................................................      42,925
                                                                              -------------
                                                                                   131,996
                                                                              -------------
             Biotechnology (0.2%)
     700     Amgen, Inc.* ....................................................      41,125
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Broadcast Media (0.6%)
    2,200    Comcast Corp. (Class A Special) .................................   $ 49,637
             Tele-Communications, Inc.
    3,100    (Class A)* ......................................................     52,894
    2,200    U.S. West Media Group* ..........................................     48,537
                                                                              -------------
                                                                                  151,068
                                                                              -------------
             Brokerage (0.2%)
    1,000    Schwab (Charles) Corp.  .........................................     46,812
                                                                              -------------
             Building Materials (0.7%)
      600    Armstrong World Industries, Inc.  ...............................     44,287
    1,000    Masco Corp.  ....................................................     46,875
    1,000    Owens-Corning ...................................................     42,062
    1,300    Sherwin-Williams Co.  ...........................................     41,681
                                                                              -------------
                                                                                  174,905
                                                                              -------------
             Business Services (0.2%)
    1,200    Cognizant Corp.  ................................................     51,150
                                                                              -------------
             Chemicals (1.5%)
      550    Air Products & Chemicals, Inc.  .................................     48,503
      450    Dow Chemical Co.  ...............................................     42,750
      700    Du Pont (E.I.) De Nemours & Co., Inc.  ..........................     46,856
      750    Eastman Chemical Co.  ...........................................     45,375
      900    Monsanto Co.  ...................................................     44,831
      800    Praxair, Inc.  ..................................................     44,100
      450    Rohm & Haas Co.  ................................................     44,100
      750    Union Carbide Corp.  ............................................     41,531
                                                                              -------------
                                                                                  358,046
                                                                              -------------
             Chemicals - Diversified (0.9%)
    1,100    Avery Dennison Corp.  ...........................................     48,537
    1,800    Engelhard Corp.  ................................................     38,700
      550    FMC Corp.* ......................................................     47,162
      950    Goodrich (B.F.) Co.  ............................................     42,928
      700    PPG Industries, Inc.  ...........................................     44,800
                                                                              -------------
                                                                                  222,127
                                                                              -------------
             Chemicals - Specialty (1.5%)
    1,000    Ecolab, Inc.  ...................................................     46,687
      750    Grace (W. R.) & Co.  ............................................     46,125
      850    Great Lakes Chemical Corp.  .....................................     42,553
      850    Hercules, Inc.  .................................................     45,156
      800    International Flavors & Fragrances Inc.  ........................     42,450
    1,300    Morton International, Inc.  .....................................     43,469
    1,050    Nalco Chemical Co.  .............................................     42,853
    1,200    Sigma-Aldrich Corp.  ............................................     41,250
                                                                              -------------
                                                                                  350,543
                                                                              -------------
             Communications -
             Equipment/Manufacturers (1.2%)
    1,500    Andrew Corp.* ...................................................   $ 39,094
    1,650    DSC Communications Corp.* .......................................     48,572
    2,200    NextLevel Systems, Inc.* ........................................     43,862
      500    Northern Telecom Ltd. (Canada) ..................................     52,281
    2,300    Scientific-Atlanta, Inc.  .......................................     48,300
      800    Tellabs, Inc.* ..................................................     47,850
                                                                              -------------
                                                                                  279,959
                                                                              -------------
             Communications Equipment (0.6%)
      500    Harris Corp.  ...................................................     43,437
      600    Lucent Technologies Inc.  .......................................     50,962
      650    Motorola, Inc.  .................................................     52,203
                                                                              -------------
                                                                                  146,602
                                                                              -------------
             Computer Software & Services (3.0%)
      900    3Com Corp.* .....................................................     49,162
    1,200    Adobe Systems, Inc.  ............................................     44,850
    1,200    Autodesk, Inc.  .................................................     50,850
      900    Automatic Data Processing, Inc.  ................................     44,550
    1,650    Bay Networks, Inc.* .............................................     50,325
    1,400    Cabletron Systems, Inc.* ........................................     47,425
    1,000    Ceridian Corp.* .................................................     43,750
      650    Cisco Systems, Inc.* ............................................     51,634
      750    Computer Associates International, Inc.  ........................     51,047
      600    Computer Sciences Corp.* ........................................     48,862
      350    Microsoft Corp.* ................................................     49,459
       10    Netscape Communications Corp.* ..................................        380
    5,200    Novell, Inc.* ...................................................     39,325
      950    Oracle Corp.* ...................................................     51,597
      900    Parametric Technology Corp.* ....................................     44,100
    5,800    Unisys Corp.* ...................................................     55,825
                                                                              -------------
                                                                                  723,141
                                                                              -------------
             Computers - Peripheral Equipment (0.4%)
    1,050    EMC Corp.* ......................................................     53,025
    1,000    Seagate Technology, Inc.* .......................................     41,062
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Computers - Systems (2.5%)
    4,400    Amdahl Corp.* ...................................................     51,975
    2,500    Apple Computer, Inc.* ...........................................     43,594
      950    COMPAQ Computer Corp.* ..........................................     54,269
    1,750    Data General Corp.* .............................................     52,828
      600    Dell Computer Corp.* ............................................     51,300
    1,100    Digital Equipment Corp.* ........................................     45,306
      700    Hewlett-Packard Co.  ............................................     49,044

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      500    International Business Machines Corp.  ..........................   $ 52,875
      800    Shared Medical Systems Corp.  ...................................     43,100
    2,150    Silicon Graphics, Inc.* .........................................     53,750
    1,150    Sun Microsystems, Inc.* .........................................     52,541
    1,700    Tandem Computers Inc.* ..........................................     49,937
                                                                              -------------
                                                                                  600,519
                                                                              -------------
             Containers - Metal & Glass (0.4%)
    1,400    Ball Corp.  .....................................................     41,650
      900    Crown Cork & Seal Co., Inc.  ....................................     45,506
                                                                              -------------
                                                                                   87,156
                                                                              -------------
             Containers - Paper (0.7%)
      900    Bemis Company, Inc.  ............................................     41,344
    3,200    Stone Container Corp.  ..........................................     53,200
      600    Temple-Inland, Inc.  ............................................     40,387
      700    Union Camp Corp.  ...............................................     40,994
                                                                              -------------
                                                                                  175,925
                                                                              -------------
             Cosmetics (0.6%)
    1,600    Alberto-Culver Co. (Class B) ....................................     44,900
      600    Avon Products, Inc.  ............................................     43,537
      450    Gillette Co.  ...................................................     44,550
                                                                              -------------
                                                                                  132,987
                                                                              -------------
             Data Processing (0.4%)
    1,200    Equifax, Inc.  ..................................................     40,725
    1,000    First Data Corp.  ...............................................     43,625
                                                                              -------------
                                                                                   84,350
                                                                              -------------
             Distributors - Consumer Products (0.7%)
      700    Cardinal Health, Inc.  ..........................................     43,575
    2,400    Fleming Companies., Inc.  .......................................     38,250
    1,300    Supervalu, Inc.  ................................................     52,650
    1,150    Sysco Corp.  ....................................................     42,909
                                                                              -------------
                                                                                  177,384
                                                                              -------------
             Electrical Equipment (1.8%)
    1,000    AMP, Inc.  ......................................................     52,250
      700    Emerson Electric Co.  ...........................................     41,300
      700    General Electric Co.  ...........................................     49,131
      950    General Signal Corp.  ...........................................     46,728
      550    Honeywell, Inc.  ................................................     41,078
      550    Raychem Corp.  ..................................................     53,350
      700    Rockwell International Corp.  ...................................     45,937
      800    Thomas & Betts Corp.  ...........................................     45,700
    1,950    Westinghouse Electric Corp.  ....................................     46,922
                                                                              -------------
                                                                                  422,396
                                                                              -------------
             Electronic Components (0.2%)
      500    Grainger (W.W.), Inc.  ..........................................   $ 48,000
                                                                              -------------
             Electronics - Defense (0.2%)
      850    Raytheon Co.  ...................................................     47,494
                                                                              -------------
             Electronics - Instrumentation (0.6%)
    2,200    EG & G, Inc.  ...................................................     45,100
      550    Perkin-Elmer Corp.  .............................................     44,894
      750    Tektronix, Inc.  ................................................     46,312
                                                                              -------------
                                                                                  136,306
                                                                              -------------
             Electronics - Semiconductors (1.2%)
    1,300    Advanced Micro Devices, Inc.* ...................................     45,581
      500    Intel Corp.  ....................................................     45,875
    1,500    LSI Logic Corp.* ................................................     47,344
    1,150    Micron Technology, Inc.  ........................................     55,991
    1,500    National Semiconductor Corp.* ...................................     47,250
      450    Texas Instruments, Inc.  ........................................     51,750
                                                                              -------------
                                                                                  293,791
                                                                              -------------
             Engineering & Construction (0.6%)
      700    Fluor Corp.  ....................................................     43,050
      950    Foster Wheeler Corp.  ...........................................     42,156
    1,700    McDermott International, Inc.  ..................................     51,956
                                                                              -------------
                                                                                  137,162
                                                                              -------------
             Entertainment (0.7%)
    1,100    King World Productions, Inc.* ...................................     44,412
      850    Time Warner, Inc.  ..............................................     46,378
    1,400    Viacom, Inc. (Class B)* .........................................     43,225
      500    Walt Disney Co.  ................................................     40,406
                                                                              -------------
                                                                                  174,421
                                                                              -------------
             Entertainment, Gaming & Lodging (0.2%)
    2,400    Harrah's Entertainment, Inc.* ...................................     49,200
                                                                              -------------
             Finance - Consumer (1.0%)
      600    Beneficial Corp.  ...............................................     43,500
    1,400    Countrywide Credit Industries, Inc.  ............................     49,350
    1,100    Green Tree Financial Corp.  .....................................     51,837
      400    Household International, Inc.  ..................................     51,800
    1,150    MBNA Corp.  .....................................................     51,750
                                                                              -------------
                                                                                  248,237
                                                                              -------------
             Finance - Diversified (1.8%)
      600    American Express Co.  ...........................................     50,250
      950    American General Corp.  .........................................     50,587
      900    Fannie Mae ......................................................     42,581
    1,200    Freddie Mac .....................................................     43,275
      400    MBIA Inc.  ......................................................     47,200

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      900    MGIC Investment Corp.  ..........................................   $ 47,306
    1,050    Morgan Stanley, Dean Witter, Discover & Co. (Note 3) ............     54,928
      700    SunAmerica, Inc.  ...............................................     42,350
      500    Transamerica Corp.  .............................................     50,437
                                                                              -------------
                                                                                  428,914
                                                                              -------------
             Foods (2.4%)
    2,100    Archer-Daniels-Midland Co.  .....................................     47,250
      800    Campbell Soup Co.  ..............................................     41,500
      700    ConAgra, Inc.  ..................................................     49,219
      500    CPC International, Inc.  ........................................     47,969
      600    General Mills, Inc.  ............................................     41,475
      900    Heinz (H.J.) Co.  ...............................................     41,569
      750    Hershey Foods Corp.  ............................................     41,437
      500    Kellogg Co.  ....................................................     45,937
      900    Quaker Oats Company (The) .......................................     46,069
      500    Ralston-Ralston Purina Group ....................................     45,125
      900    Sara Lee Corp.  .................................................     39,431
      200    Unilever NV (ADR)(Netherlands) ..................................     43,600
      600    Wrigley (Wm.) Jr. Co. (Class A) .................................     46,162
                                                                              -------------
                                                                                  576,743
                                                                              -------------
             Hardware & Tools (0.4%)
    1,200    Black & Decker Corp.  ...........................................     50,550
    1,100    Stanley Works ...................................................     49,844
                                                                              -------------
                                                                                  100,394
                                                                              -------------
             Healthcare - Diversified (1.6%)
      650    Abbott Laboratories .............................................     42,534
    1,400    Allergan, Inc.  .................................................     44,712
      600    American Home Products Corp.  ...................................     49,462
      600    Bristol-Myers Squibb Co.  .......................................     47,062
    1,800    Healthsouth Corp.* ..............................................     47,700
      700    Johnson & Johnson ...............................................     43,619
    1,300    Mallinckrodt Group, Inc.  .......................................     45,500
      380    Warner-Lambert Co.  .............................................     53,081
                                                                              -------------
                                                                                  373,670
                                                                              -------------
             Healthcare - Drugs (1.0%)
      450    Lilly (Eli) & Co.  ..............................................     50,850
      450    Merck & Co., Inc.  ..............................................     46,772
      800    Pfizer, Inc.  ...................................................     47,700
    1,200    Pharmacia & Upjohn, Inc.  .......................................     45,300
    1,000    Schering-Plough Corp.  ..........................................     54,562
                                                                              -------------
                                                                                  245,184
                                                                              -------------
             Healthcare - Miscellaneous (0.4%)
    2,900    Beverly Enterprises, Inc.* ......................................   $ 44,587
    1,500    Manor Care, Inc.  ...............................................     49,500
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Healthcare HMOs (0.4%)
    1,950    Humana, Inc.* ...................................................     47,531
      850    United Healthcare Corp.  ........................................     48,450
                                                                              -------------
                                                                                   95,981
                                                                              -------------
             Healthcare Services (0.2%)
    1,450    Alza Corp.* .....................................................     46,853
                                                                              -------------
             Home Building (0.8%)
      950    Centex Corp.  ...................................................     52,962
    1,450    Fleetwood Enterprises, Inc.  ....................................     47,034
    2,450    Kaufman & Broad Home Corp.  .....................................     52,369
    1,200    Pulte Corp.  ....................................................     48,975
                                                                              -------------
                                                                                  201,340
                                                                              -------------
             Hospital Management (0.4%)
    1,300    Columbia/HCA Healthcare Corp.  ..................................     41,925
    1,600    Tenet Healthcare Corp.* .........................................     47,900
                                                                              -------------
                                                                                   89,825
                                                                              -------------
             Hotels/Motels (0.8%)
      700    HFS, Inc.* ......................................................     40,775
    1,400    Hilton Hotels Corp.  ............................................     44,012
      750    ITT Corp.* ......................................................     47,953
      750    Marriot International, Inc.  ....................................     51,562
                                                                              -------------
                                                                                  184,302
                                                                              -------------
             Household Furnishings & Appliances (0.4%)
    1,800    Maytag Corp.  ...................................................     52,537
      900    Whirlpool Corp.  ................................................     45,000
                                                                              -------------
                                                                                   97,537
                                                                              -------------
             Household Products (0.8%)
      340    Clorox Co.  .....................................................     47,472
      700    Colgate-Palmolive Co.  ..........................................     53,025
      900    Kimberly-Clark Corp.  ...........................................     45,619
      300    Procter & Gamble Co.  ...........................................     45,637
                                                                              -------------
                                                                                  191,753
                                                                              -------------
             Housewares (0.6%)
    1,200    Newell Co.  .....................................................     50,325
    1,600    Rubbermaid, Inc.  ...............................................     41,700
    1,300    Tupperware Corp.  ...............................................     45,175
                                                                              -------------
                                                                                  137,200
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Insurance Brokers (0.4%)
      825    Aon Corp.  ......................................................   $ 46,200
      700    Marsh & McLennan Cos., Inc.  ....................................     54,206
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Investment Banking/Brokerage (0.4%)
      750    Merrill Lynch & Co., Inc.  ......................................     52,828
      750    Salomon, Inc.  ..................................................     47,578
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Leisure Time (0.2%)
    1,350    Brunswick Corp.  ................................................     43,537
                                                                              -------------
             Life Insurance (1.2%)
      450    Aetna Inc.  .....................................................     51,272
    1,000    Conseco, Inc.  ..................................................     40,750
      600    Jefferson-Pilot Corp.  ..........................................     42,637
    1,100    Providian Financial Corp.* ......................................     43,106
      650    Torchmark Corp.  ................................................     51,756
    1,100    UNUM Corp.  .....................................................     48,950
                                                                              -------------
                                                                                  278,471
                                                                              -------------
             Machine Tools (0.2%)
    2,100    Giddings & Lewis, Inc.  .........................................     43,706
                                                                              -------------
             Machinery -Diversified (2.3%)
      800    Briggs & Stratton Corp.  ........................................     40,550
      650    Case Corp.  .....................................................     40,584
      900    Caterpillar, Inc.  ..............................................     50,400
    1,700    Cincinnati Milacron, Inc.  ......................................     47,600
      800    Cooper Industries, Inc.  ........................................     44,450
      800    Deere & Co.  ....................................................     45,500
      700    Dover Corp.  ....................................................     49,962
    1,100    Harnischfeger Industries, Inc.  .................................     47,437
      750    Ingersoll-Rand Co.  .............................................     51,047
      650    NACCO Industries, Inc. (Class A) ................................     45,094
    1,200    Thermo Electron Corp.* ..........................................     41,025
    1,400    Timken Co.  .....................................................     49,262
                                                                              -------------
                                                                                  552,911
                                                                              -------------
             Manufacturing - Diversified (3.2%)
      950    Aeroquip-Vickers, Inc.  .........................................     52,072
      500    AlliedSignal, Inc.  .............................................     46,125
      850    Corning, Inc.  ..................................................     52,541
    1,150    Crane Co.  ......................................................     52,253
      550    Eaton Corp.  ....................................................     49,672
      900    Illinois Tool Works, Inc.  ......................................     46,688
      900    Johnson Controls, Inc.  .........................................     40,331
      900    Millipore Corp.  ................................................     39,769
             Minnesota Mining &
      450    Manufacturing Co.  ..............................................     42,638
      900    National Service Industries, Inc.  ..............................   $ 44,381
    1,700    Pall Corp.  .....................................................     42,713
      800    Parker-Hannifin Corp.  ..........................................     51,500
    1,000    Tenneco, Inc.  ..................................................     46,625
      700    Textron Inc.  ...................................................     49,044
      650    Tyco International Ltd. .........................................     52,650
      500    United Technologies Corp.  ......................................     42,281
                                                                              -------------
                                                                                  751,283
                                                                              -------------
             Medical Products & Supplies (2.0%)
    1,300    Bard (C.R.), Inc.  ..............................................     48,913
    1,000    Bausch & Lomb, Inc.  ............................................     42,563
      800    Baxter International, Inc.  .....................................     46,250
      800    Becton, Dickinson & Co.  ........................................     42,900
    2,500    Biomet, Inc.  ...................................................     49,844
      700    Boston Scientific Corp.* ........................................     50,225
      600    Guidant Corp.  ..................................................     54,750
      500    Medtronic, Inc.  ................................................     43,625
    1,200    St. Jude Medical, Inc.* .........................................     48,975
    1,200    United States Surgical Corp.  ...................................     44,550
                                                                              -------------
                                                                                  472,595
                                                                              -------------
             Metals & Mining (1.5%)
    1,350    ASARCO, Inc.  ...................................................     45,900
    2,000    Barrick Gold Corp. (Canada) .....................................     45,625
    7,300    Battle Mountain Gold Co.  .......................................     40,606
    1,850    Cyprus Amax Minerals Co.  .......................................     46,944
    7,800    Echo Bay Mines Ltd. (Canada) ....................................     39,000
    2,900    Homestake Mining Co.  ...........................................     40,056
    1,300    Newmont Mining Corp.  ...........................................     53,625
    2,600    Placer Dome Inc. (Canada) .......................................     44,200
                                                                              -------------
                                                                                  355,956
                                                                              -------------
             Metals - Miscellaneous (0.5%)
    1,400    Freeport-McMoran Copper & Gold, Inc. (Class B) ..................     40,950
    1,400    Inco Ltd. (Canada) ..............................................     43,313
      500    Phelps Dodge Corp.  .............................................     42,531
                                                                              -------------
                                                                                  126,794
                                                                              -------------
             Miscellaneous (0.4%)
    1,350    American Greetings Corp. (Class A) ..............................     45,056
    1,800    Jostens, Inc.  ..................................................     46,468
                                                                              -------------
                                                                                   91,524
                                                                              -------------
             Multi-Line Insurance (1.2%)
      450    American International Group, Inc. ..............................     47,925
      250    CIGNA Corp.  ....................................................     49,875
      550    Hartford Financial Services Group, Inc. .........................     47,919

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      650    Lincoln National Corp.  .........................................   $ 46,231
      400    Loews Corp.  ....................................................     43,250
      700    Travelers Group, Inc.  ..........................................     50,356
                                                                              -------------
                                                                                  285,556
                                                                              -------------
             Natural Gas (0.3%)
      600    Anardarko Petroleum Corp.  ......................................     41,925
    1,100    Apache Corp.  ...................................................     38,775
                                                                              -------------
                                                                                   80,700
                                                                              -------------
             Office Equipment & Supplies (0.6%)
    1,600    Ikon Office Solutions, Inc.  ....................................     46,700
    2,100    Moore Corp. Ltd. (Canada) .......................................     45,544
      600    Pitney Bowes, Inc.  .............................................     45,075
                                                                              -------------
                                                                                  137,319
                                                                              -------------
             Oil & Gas Drilling (1.5%)
      950    Baker Hughes, Inc.  .............................................     41,859
    1,250    Dresser Industries, Inc.  .......................................     52,188
    1,100    Halliburton Co.  ................................................     50,600
      700    Helmerich & Payne, Inc.  ........................................     47,119
    1,600    Rowan Cos., Inc.* ...............................................     52,600
      700    Schlumberger, Ltd. ..............................................     53,463
      600    Western Atlas, Inc.* ............................................     47,738
                                                                              -------------
                                                                                  345,567
                                                                              -------------
             Oil & Gas Exploration (0.9%)
      900    Burlington Resources, Inc.  .....................................     42,525
      650    Kerr-McGee Corp.  ...............................................     40,706
      680    Louisiana Land & Exploration Co. ................................     48,025
    1,700    Oryx Energy Co.* ................................................     41,969
    1,600    Union Pacific Resources Group, Inc. .............................     39,500
                                                                              -------------
                                                                                  212,725
                                                                              -------------
             Oil - Domestic Integrated (1.5%)
      750    Amerada Hess Corp.  .............................................     44,109
      900    Ashland, Inc.  ..................................................     47,826
    1,700    Occidental Petroleum Corp.  .....................................     42,606
      650    Pennzoil Co.  ...................................................     50,781
    1,000    Phillips Petroleum Co.  .........................................     46,063
    1,300    Sun Co., Inc.  ..................................................     46,556
    1,050    Unocal Corp.  ...................................................     42,000
    1,450    USX-Marathon Group ..............................................     46,672
                                                                              -------------
                                                                                  366,613
                                                                              -------------
             Oil - International Integrated (1.3%)
      450    Amoco Corp.  ....................................................     42,300
      600    Atlantic Richfield Co.  .........................................     44,888
      550    Chevron Corp.  ..................................................     43,519
      700    Exxon Corp.  ....................................................     44,975
      600    Mobil Corp.  ....................................................     45,900
      800    Royal Dutch Petroleum Co. (Netherlands) .........................   $ 44,750
      350    Texaco, Inc.  ...................................................     40,622
                                                                              -------------
                                                                                  306,954
                                                                              -------------
             Paper & Forest Products (2.1%)
    1,200    Boise Cascade Corp.  ............................................     44,475
      800    Champion International Corp.  ...................................     49,600
      500    Georgia-Pacific Corp.  ..........................................     47,219
      900    International Paper Co.  ........................................     50,400
    1,100    James River Corp. of Virginia ...................................     45,306
    1,800    Louisiana-Pacific Corp.  ........................................     41,288
      600    Mead Corp.  .....................................................     43,200
      900    Potlatch Corp.  .................................................     43,031
    1,200    Westvaco Corp.  .................................................     40,125
      800    Weyerhaeuser Co.  ...............................................     49,800
      550    Willamette Industries, Inc.  ....................................     41,903
                                                                              -------------
                                                                                  496,347
                                                                              -------------
             Photography/Imaging (0.6%)
      700    Eastman Kodak Co.  ..............................................     46,900
      850    Polaroid Corp.  .................................................     50,575
      650    Xerox Corp.  ....................................................     53,463
                                                                              -------------
                                                                                  150,938
                                                                              -------------
             Pollution Control (0.2%)
    1,300    Waste Management Inc.  ..........................................     41,600
                                                                              -------------
             Property - Casualty Insurance (1.2%)
      600    Allstate Corp.  .................................................     47,400
      700    Chubb Corp.  ....................................................     49,350
      250    General Re Corp.  ...............................................     52,219
      900    Safeco Corp.  ...................................................     43,088
      600    St. Paul Companies, Inc.  .......................................     47,063
    1,800    USF&G Corp.  ....................................................     44,213
                                                                              -------------
                                                                                  283,333
                                                                              -------------
             Publishing (0.9%)
      950    Dow Jones & Co., Inc.  ..........................................     41,028
    1,500    Dun & Bradstreet Corp.  .........................................     40,500
      700    McGraw-Hill, Inc.  ..............................................     47,469
    1,600    Meredith Corp.  .................................................     44,300
      750    Times Mirror Co. (Class A) ......................................     40,969
                                                                              -------------
                                                                                  214,266
                                                                              -------------
             Publishing -Newspaper (0.8%)
      450    Gannett Co., Inc.  ..............................................     44,691
      900    Knight-Ridder Newspapers, Inc.  .................................     44,719
     950     New York Times Co. (Class A) ....................................     47,738
     950     Tribune Co.  ....................................................     50,291
                                                                              -------------
                                                                                  187,439
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Railroads (0.8%)
      450    Burlington Northern Santa Fe Corp.  .............................   $ 43,453
      750    CSX Corp.  ......................................................     46,313
      450    Norfolk Southern Corp.  .........................................     49,838
      550    Union Pacific Corp.  ............................................     39,428
                                                                              -------------
                                                                                  179,032
                                                                              -------------
             Restaurants (0.6%)
    5,000    Darden Restaurants, Inc.  .......................................     47,813
      750    McDonald's Corp.  ...............................................     40,313
    1,750    Wendy's International, Inc.  ....................................     42,766
                                                                              -------------
                                                                                  130,892
                                                                              -------------
             Retail - Department Stores (1.4%)
    1,200    Dillard Department Stores, Inc. (Class A) .......................     45,375
    1,200    Federated Department Stores, Inc.* ..............................     52,575
      850    Harcourt General, Inc.  .........................................     40,163
      850    May Department Stores Co.  ......................................     47,494
      750    Mercantile Stores Co., Inc.  ....................................     50,391
      900    Nordstrom, Inc.  ................................................     50,963
      800    Penney (J.C.) Co., Inc.  ........................................     46,800
                                                                              -------------
                                                                                  333,761
                                                                              -------------
             Retail - Drug Stores (0.8%)
      850    CVS Corp.  ......................................................     48,344
    1,500    Longs Drug Stores Corp.  ........................................     40,406
      900    Rite Aid Corp.  .................................................     46,744
      900    Walgreen Co.  ...................................................     50,850
                                                                              -------------
                                                                                  186,344
                                                                              -------------
             Retail - Food Chains (1.1%)
    1,150    Albertson's, Inc.  ..............................................     42,622
    1,600    American Stores Co.  ............................................     40,400
    1,400    Giant Food, Inc. (Class A) ......................................     46,988
    1,600    Great Atlantic & Pacific Tea Co., Inc.  .........................     43,900
    1,400    Kroger Co.* .....................................................     41,388
    1,250    Winn-Dixie Stores, Inc.  ........................................     45,781
                                                                              -------------
                                                                                  261,079
                                                                              -------------
             Retail - General Merchandise (1.1%)
    1,400    Costco Companies Inc.* ..........................................     53,025
      800    Dayton-Hudson Corp.  ............................................     51,700
    4,000    Kmart Corp.* ....................................................     47,500
      800    Sears, Roebuck & Co.  ...........................................     50,650
    1,400    Wal-Mart Stores, Inc.  ..........................................     52,588
                                                                              -------------
                                                                                  255,463
                                                                              -------------
             Retail - Specialty (1.6%)
    1,600    AutoZone, Inc.* .................................................   $ 45,800
    1,200    Circuit City Stores, Inc.  ......................................     43,500
    1,050    Home Depot, Inc.  ...............................................     52,369
    1,100    Lowe's Companies, Inc.  .........................................     41,388
    1,300    Pep Boys-Manny, Moe & Jack ......................................     43,225
      800    Tandy Corp.  ....................................................     47,550
    1,450    Toys 'R' Us, Inc.* ..............................................     49,391
    1,800    Woolworth Corp.* ................................................     50,963
                                                                              -------------
                                                                                  374,186
                                                                              -------------
             Retail - Specialty Apparel (0.8%)
    6,700    Charming Shoppes, Inc.* .........................................     39,363
    1,200    Gap, Inc.  ......................................................     53,325
    2,200    Limited (The), Inc.  ............................................     49,088
    1,700    TJX Companies, Inc.  ............................................     50,788
                                                                              -------------
                                                                                  192,564
                                                                              -------------
             Savings & Loan Companies (0.4%)
    1,000    Ahmanson (H.F.) & Co.  ..........................................     53,188
      600    Golden West Financial Corp.  ....................................     50,475
                                                                              -------------
                                                                                  103,663
                                                                              -------------
             Semiconductor Equipment (0.2%)
      550    Applied Materials, Inc.* ........................................     50,497
                                                                              -------------
             Shoes (0.6%)
      700    Nike, Inc. (Class B) ............................................     43,619
      900    Reebok International Ltd. .......................................     46,463
    3,200    Stride Rite Corp.  ..............................................     43,400
                                                                              -------------
                                                                                  133,482
                                                                              -------------
             Specialized Services (1.0%)
    1,350    Block (H.&R.), Inc.  ............................................     51,722
    1,900    CUC International, Inc.* ........................................     46,788
    1,050    Interpublic Group of Companies, Inc.  ...........................     46,988
    2,550    Safety-Kleen Corp.  .............................................     44,784
    1,200    Service Corp. International .....................................     40,800
                                                                              -------------
                                                                                  231,082
                                                                              -------------
             Specialty Printing (0.6%)
    1,200    Deluxe Corp.  ...................................................     39,975
    1,200    Donnelley (R.R.) & Sons Co.  ....................................     48,225
    2,300    Harland (John H.) Co.  ..........................................     45,138
                                                                              -------------
                                                                                  133,338
                                                                              -------------
             Steel & Iron (1.3%)
    1,600    Allegheny Teledyne Inc.  ........................................     49,800
    7,400    Armco, Inc.* ....................................................     40,238
    4,000    Bethlehem Steel Corp.* ..........................................     45,000

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    1,800    Inland Steel Industries, Inc.  ..................................  $   41,288
      750    Nucor Corp.  ....................................................      46,547
    1,150    USX-U.S. Steel Group, Inc.  .....................................      42,047
    2,400    Worthington Industries, Inc.  ...................................      47,400
                                                                              -------------
                                                                                   312,320
                                                                              -------------
             Telecommunications -
             Long Distance (1.0%)
    1,300    AT&T Corp.  .....................................................      47,856
    2,300    Frontier Corp.  .................................................      47,438
    1,200    MCI Communications Corp.  .......................................      42,225
      850    Sprint Corp.  ...................................................      42,075
    1,500    WorldCom, Inc.* .................................................      52,406
                                                                              -------------
                                                                                   232,000
                                                                              -------------
             Telecommunications -Wireless (0.2%)
    1,500    Airtouch Communications, Inc.* ..................................      49,406
                                                                              -------------
             Textiles (0.9%)
             Fruit of the Loom, Inc.
    1,700    (Class A)* ......................................................      46,538
      850    Liz Claiborne, Inc.  ............................................      40,694
    1,400    Russell Corp.  ..................................................      40,863
      900    Springs Industries, Inc. (Class A) ..............................      43,538
      550    VF Corp.  .......................................................      49,363
                                                                              -------------
                                                                                   220,996
                                                                              -------------
             Tobacco (0.6%)
    1,150    Fortune Brands, Inc.  ...........................................      40,753
    1,050    Philip Morris Companies, Inc.  ..................................      47,381
    1,500    UST, Inc.  ......................................................      43,594
                                                                              -------------
                                                                                   131,728
                                                                              -------------
             Toys (0.4%)
    1,600    Hasbro Inc.  ....................................................      49,100
    1,350    Mattel, Inc.  ...................................................      46,913
                                                                              -------------
                                                                                    96,013
                                                                              -------------
             Truckers (0.4%)
    1,300    Caliber System, Inc.  ...........................................      50,619
    1,250    Ryder System, Inc.  .............................................      44,766
                                                                              -------------
                                                                                    95,385
                                                                              -------------
             Utilities - Electric (4.9%)
      900    American Electric Power Co., Inc. ...............................      40,275
    1,700    Baltimore Gas & Electric Co.  ...................................      47,281
    1,300    Carolina Power & Light Co.  .....................................      46,313
    2,300    Central & South West Corp.  .....................................      46,144
    1,200    CINergy Corp.  ..................................................      40,350
    1,400    Consolidated Edison Co. of New York, Inc.  ......................  $   44,275
    1,450    Detroit Edison Co.  .............................................      43,409
    1,300    Dominion Resources, Inc.  .......................................      47,775
    1,050    Duke Energy Corp.  ..............................................      53,222
    1,700    Edison International ............................................      42,925
    1,450    Entergy Corp.  ..................................................      39,603
    1,000    FPL Group, Inc.  ................................................      47,875
    1,200    General Public Utilities Corp.  .................................      41,625
    2,200    Houston Industries, Inc.  .......................................      46,063
    4,300    Niagara Mohawk Power Corp.* .....................................      40,044
      800    Northern States Power Co.  ......................................      41,100
    1,950    Ohio Edison Co.  ................................................      43,388
    2,050    PacifiCorp ......................................................      45,741
    2,100    PECO Energy Co.  ................................................      49,350
    1,700    PG & E Corp.  ...................................................      42,181
    2,300    PP&L Resources, Inc.  ...........................................      47,006
    1,900    Public Service Enterprise Group, Inc.  ..........................      47,025
    1,900    Southern Co.  ...................................................      41,681
    1,200    Texas Utilities Co.  ............................................      42,525
    2,100    Unicom Corp.  ...................................................      47,644
    1,200    Union Electric Co.  .............................................      46,200
                                                                              -------------
                                                                                 1,161,020
                                                                              -------------
             Utilities - Natural Gas (2.4%)
      800    Coastal Corp.  ..................................................      43,500
      600    Columbia Gas System, Inc.  ......................................      41,250
      700    Consolidated Natural Gas Co.  ...................................      40,513
    1,300    Eastern Enterprises .............................................      46,556
    1,200    Enron Corp.  ....................................................      45,525
    1,900    ENSERCH Corp.  ..................................................      42,275
    1,200    NICOR, Inc.  ....................................................      43,950
    2,800    NorAm Energy Corp.  .............................................      44,800
    1,250    ONEOK Inc.  .....................................................      43,750
    1,200    Pacific Enterprises .............................................      40,125
    1,100    Peoples Energy Corp.  ...........................................      42,213
      900    Sonat, Inc.  ....................................................      44,888
      900    Williams Cos., Inc.  ............................................      41,175
                                                                              -------------
                                                                                   560,520
                                                                              -------------
             Utilities - Telephone (1.4%)
    1,250    Alltel Corp.  ...................................................      41,094
      650    Ameritech Corp.  ................................................      43,834
      550    Bell Atlantic Corp.  ............................................      39,909
      850    BellSouth Corp.  ................................................      40,269
    1,000    GTE Corp.  ......................................................      46,500

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      700    NYNEX Corp.  .................................................... $    38,806
      750    SBC Communications, Inc.  .......................................      44,391
    1,100    U.S. West Communications Group, Inc. ............................      40,219
                                                                              -------------
                                                                                   335,022
                                                                              -------------
             Waste Management (0.4%)
    1,200    Browning-Ferris Industries, Inc.  ...............................      44,400
    2,900    Laidlaw Inc. (Class B)(Canada) ..................................      46,219
                                                                              -------------
                                                                                    90,619
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $14,805,322) ...............  23,156,111
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a)(2.9%)
             U.S. GOVERNMENT AGENCY
      $700   Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97
             (Amortized Cost $700,000) ....................................                $   700,000
                                                                                          ------------
TOTAL INVESTMENTS
(Identified cost $15,505,322)(b) .                                                 100.3%   23,856,111
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.............                                                  (0.3)      (76,376)
                                                                                   -----  ------------
NET ASSETS........................                                                 100.0%  $23,779,735
                                                                                   =====  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,490,682 and the aggregate gross unrealized depreciation is $139,893, resulting in net unrealized appreciation of $8,350,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             ARGENTINA (0.7%)
             Banks
    1,700    Banco de Galicia y Buenos Aires S.A. de C.V. (Class B)(ADR)  ....$    53,337
                                                                              -----------
             Brewery
    2,000    Quilmes Industrial S.A. (ADR)  ..................................     23,000
                                                                              -----------
             Telecommunications
    1,000    Telecom Argentina Stet - France Telecom S.A. (Class B)(ADR)  ....     57,813
                                                                              -----------
             TOTAL ARGENTINA  ................................................    134,150
                                                                              -----------
             AUSTRALIA (1.0%)
             Business Services
    4,800    Mayne Nickless Ltd.  ............................................     27,735
                                                                              -----------
             Energy
    2,500    Woodside Petroleum Ltd.  ........................................     21,268
                                                                              -----------
             Financial Services
   24,000    Tyndall Australia Ltd.  .........................................     41,083
                                                                              -----------
             Foods & Beverages
   30,000    Goodman Fielder Ltd.  ...........................................     46,263
                                                                              -----------
             Metals & Mining
   20,155    M.I.M. Holdings Ltd.  ...........................................     28,022
   14,000    Pasminco Ltd.  ..................................................     27,000
                                                                              -----------
                                                                                   55,022
                                                                              -----------
             TOTAL AUSTRALIA  ................................................    191,371
                                                                              -----------
             BELGIUM (0.2%)
             Retail
    1,000    G.I.B. Holdings Ltd.  ...........................................     48,471
                                                                              -----------
             BRAZIL (2.3%)
             Banks
      600    Uniao de Bancos Brasileiros S.A. (GDR)*  ........................     24,150
                                                                              -----------
             Brewery
    4,500    Companhia Cervejaria Brahma -(ADR)  .............................     68,906
                                                                              -----------
             Steel & Iron
    2,000    Usinas Siderurgicas de Minas Gerais S.A. (ADR) -144A**  .........     23,700
    3,000    Usinas Siderurgicas de Minas Gerais S.A. (S Shares)(ADR)  .......     35,550
                                                                              -----------
                                                                                   59,250
                                                                              -----------
             Telecommunications
      600    Telecommunicacoes Brasileiras S.A. (ADR)  .......................$    89,025
                                                                              -----------
             Utilities - Electric
    2,000    Companhia Energetica de Minas Gerais S.A. (ADR)  ................    112,500
    5,000    Companhia Paranaense de Energia -Copel (Preference Shares)  .....     96,250
                                                                              -----------
                                                                                  208,750
                                                                              -----------
             TOTAL BRAZIL  ...................................................    450,081
                                                                              -----------
             CANADA (0.7%)
             Energy
    5,000    Ranger Oil Ltd.  ................................................     48,970
                                                                              -----------
             Retail - Department Stores
    4,000    Hudson's Bay Co.  ...............................................     89,669
                                                                              -----------
             TOTAL CANADA  ...................................................    138,639
                                                                              -----------
             CHILE (0.7%)
             Pharmaceuticals
    1,300    Laboratorio Chile S.A. (ADR)  ...................................     38,431
                                                                              -----------
             Retail
    3,000    Supermercados Unimarc S.A. (ADR)*  ..............................     51,938
                                                                              -----------
             Telecommunications
    1,487    Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     48,978
                                                                              -----------
             TOTAL CHILE  ....................................................    139,347
                                                                              -----------
             CHINA (0.2%)
             Transportation
    1,000    China Southern Airlines Co. (ADR)  ..............................     31,000
                                                                              -----------
             DENMARK (0.9%)
             Pharmaceuticals
    1,000    Novo-Nordisk AS (Series B)  .....................................    105,361
                                                                              -----------
             Transportation
      700    Kobenhavns Lufthavne AS  ........................................     73,453
                                                                              -----------
             TOTAL DENMARK  ..................................................    178,814
                                                                              -----------
             FINLAND (0.7%)
             Manufacturing
      800    KCI Konecranes International  ...................................     32,104
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Paper Products
    3,200    UPM-Kymmene OY Corp.  ...........................................$    77,810
                                                                              -----------
             Pharmaceuticals
    1,000    Orion-yhtymae OY (B Shares)  ....................................     36,300
                                                                              -----------
             TOTAL FINLAND  ..................................................    146,214
                                                                              -----------
             FRANCE (3.6%)
             Automotive
    1,200    Michelin (B Shares)  ............................................     74,682
                                                                              -----------
             Computer Services
      400    Axime (Ex Segin)  ...............................................     44,599
                                                                              -----------
             Energy
      700    Elf Aquitaine S.A.  .............................................     79,855
                                                                              -----------
             Financial Services
      350    Credit Local de France  .........................................     34,675
                                                                              -----------
             Household Products
      740    Societe BIC S.A.  ...............................................     61,015
                                                                              -----------
             Insurance
    2,000    AXA-UAP  ........................................................    130,730
    1,400    Scor  ...........................................................     61,218
                                                                              -----------
                                                                                  191,948
                                                                              -----------
             Leisure
      600    Accor S.A.  .....................................................     90,230
                                                                              -----------
             Retail
       80    Carrefour Supermarche  ..........................................     54,022
                                                                              -----------
             Steel & Iron
    4,500    Usinor Sacilor  .................................................     89,673
                                                                              -----------
             TOTAL FRANCE  ...................................................    720,699
                                                                              -----------
             GERMANY (3.8%)
             Apparel
      400    Adidas AG  ......................................................     46,995
                                                                              -----------
             Automotive
       90    Bayerische Motoren Werke (BMW) AG  ..............................     73,332
      300    MAN AG  .........................................................     90,481
      250    Volkswagen AG  ..................................................    191,188
                                                                              -----------
                                                                                  355,001
                                                                              -----------
             Chemicals
    1,200    Bayer AG  .......................................................     50,519
      600    SGL Carbon AG  ..................................................     79,793
                                                                              -----------
                                                                                  130,312
                                                                              -----------
             Machinery - Diversified
      100    Mannesmann AG  ..................................................$    46,696
                                                                              -----------
             Pharmaceuticals
    1,000    Gehe AG  ........................................................     62,605
                                                                              -----------
             Telecommunications
      900    Siemens AG  .....................................................     62,709
                                                                              -----------
             Utilities - Electric
      700    VEBA AG  ........................................................     40,702
                                                                              -----------
             TOTAL GERMANY  ..................................................    745,020
                                                                              -----------
             HONG KONG (4.9%)
             Banking
   12,000    Guoco Group Ltd.  ...............................................     67,743
    3,140    HSBC Holdings PLC  ..............................................    109,521
                                                                              -----------
                                                                                  177,264
                                                                              -----------
             Conglomerates
   24,000    China Resources Enterprise Ltd.  ................................    119,984
   12,000    Citic Pacific Ltd.  .............................................     76,114
                                                                              -----------
                                                                                  196,098
                                                                              -----------
             Finance & Brokerage
   36,000    Peregrine Investments Holdings Ltd.  ............................     79,525
                                                                              -----------
             Real Estate
   10,000    Cheung Kong (Holdings) Ltd.  ....................................    111,097
   24,000    New World Development Co., Ltd. .................................    172,846
    6,000    Sun Hung Kai Properties Ltd.  ...................................     75,378
                                                                              -----------
                                                                                  359,321
                                                                              -----------
             Utilities
   36,600    Hong Kong & China Gas Co. Ltd. ..................................     79,431
                                                                              -----------
             Utilities - Electric
   13,000    China Light & Power Co. Ltd.  ...................................     74,564
                                                                              -----------
             TOTAL HONG KONG  ................................................    966,203
                                                                              -----------
             IRELAND (0.3%)
             Transportation
    2,000    Ryanair Holdings PLC (ADR)*  ....................................     56,250
                                                                              -----------
             ITALY (1.4%)
             Energy
    1,500    Ente Nazionale Idrocarburi SpA (ADR)  ...........................     88,219
                                                                              -----------
             Household Furnishings & Appliances
    3,000    Industrie Natuzzi SpA (ADR)  ....................................     82,688
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
             Telecommunications
   16,000    Telecom Italia SpA  .............................................$    101,703
                                                                              ------------
             TOTAL ITALY  ....................................................     272,610
                                                                              ------------
             JAPAN (19.5%)
             Automotive
    4,000    Honda Motor Co.  ................................................     133,626
    6,000    Suzuki Motor Co. Ltd.  ..........................................      72,887
                                                                              ------------
                                                                                   206,513
                                                                              ------------
             Banking
   14,000    Asahi Bank, Ltd.  ...............................................     104,876
    3,000    Bank of Tokyo-Mitsubishi, Ltd.  .................................      55,677
    9,000    Sakura Bank Ltd.  ...............................................      55,045
                                                                              ------------
                                                                                   215,598
                                                                              ------------
             Building & Construction
   12,000    Sekisui House Ltd.  .............................................     114,392
                                                                              ------------
             Business Services
    2,000    Secom Co.  ......................................................     146,280
                                                                              ------------
             Chemicals
    8,000    Kaneka Corp.  ...................................................      49,064
    6,000    Nippon Shokubai K.K. Co.  .......................................      41,859
    4,000    Shin-Etsu Chemical Co., Ltd.  ...................................     114,054
                                                                              ------------
                                                                                   204,977
                                                                              ------------
             Computers
    6,000    Fujitsu, Ltd.  ..................................................      88,072
                                                                              ------------
             Consumer Products
    4,000    Kao Corp.  ......................................................      60,064
                                                                              ------------
             Electronics
    6,000    Canon, Inc.  ....................................................     191,328
    9,000    Hitachi, Ltd.  ..................................................     101,738
    9,000    Hitachi Cable  ..................................................      81,238
    6,000    Matsushita Electric Industrial Co., Ltd.  .......................     125,021
    8,000    Sharp Corp.  ....................................................     102,581
    2,000    Sony Corp.  .....................................................     199,089
    2,000    TDK Corp.  ......................................................     172,094
                                                                              ------------
                                                                                   973,089
                                                                              ------------
             Electronics - Semiconductors/Components
    1,000    Rohm Co., Ltd.  .................................................     130,758
                                                                              ------------
             Financial Services
    6,000    Nomura Securities Co. Ltd.  .....................................      85,035
    2,000    Orix Corp.  .....................................................     161,296
                                                                              ------------
                                                                                   246,331
                                                                              ------------
             International Trade
   10,000    Mitsui & Co.  ...................................................$     95,326
                                                                              ------------
             Machine Tools
    7,000    Asahi Diamond Industries Co. Ltd.  ..............................      57,576
                                                                              ------------
             Machinery
   10,000    Minebea Co., Ltd.  ..............................................     118,947
   13,000    Mitsubishi Heavy Industries, Ltd. ...............................      91,572
                                                                              ------------
                                                                                   210,519
                                                                              ------------
             Pharmaceuticals
    5,000    Eisai Co. Ltd.  .................................................     103,762
    6,000    Fujisawa Pharmaceutical  ........................................      61,245
    2,000    Sankyo Co. Ltd.  ................................................      71,368
    2,000    Terumo Corp.  ...................................................      40,324
                                                                              ------------
                                                                                   276,699
                                                                              ------------
             Real Estate
    5,000    Mitsui Fudosan Co., Ltd.  .......................................      64,113
                                                                              ------------
             Restaurants
        5    Yoshinoya D & C Company Ltd.  ...................................      61,583
                                                                              ------------
             Retail
    2,000    Aoyama Trading Co., Ltd.  .......................................      59,895
    4,000    Izumiya Co. Ltd.  ...............................................      50,953
    2,000    Jusco Co.  ......................................................      55,677
                                                                              ------------
                                                                                   166,525
                                                                              ------------
             Steel & Iron
   40,000    NKK Corp.  ......................................................      72,887
                                                                              ------------
             Telecommunications
       10    DDI Corp.  ......................................................      68,669
       14    Nippon Telegraph & Telephone Corp.  .............................     141,724
                                                                              ------------
                                                                                   210,393
                                                                              ------------
             Textiles
   15,000    Teijin Ltd.  ....................................................      64,535
                                                                              ------------
             Transportation
       15    East Japan Railway Co.  .........................................      64,409
    6,000    Yamato Transport Co. Ltd.  ......................................      75,924
                                                                              ------------
                                                                                   140,333
                                                                              ------------
             Wholesale Distributor
    1,000    Softbank Corp.  .................................................      51,881
                                                                              ------------
             TOTAL JAPAN  ....................................................   3,858,444
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             MALAYSIA (2.2%)
             Banking
    8,000    Malayan Banking Berhad  .........................................$    75,959
   22,666    Public Bank Berhad  .............................................     32,540
      550    RHB Sakura Merchant Bankers Berhad  .............................        856
                                                                              -----------
                                                                                  109,355
                                                                              -----------
             Building & Construction
    9,000    United Engineers Malaysia Berhad  ...............................     62,894
                                                                              -----------
             Conglomerates
   10,000    Road Builder (M) Holdings Berhad  ...............................     41,777
                                                                              -----------
             Entertainment
   37,000    Magnum Corporation Berhad  ......................................     47,497
                                                                              -----------
             Financial Services
   12,000    Arab Malaysian Finance Berhad 7.5% due 5/25/02 (Loan Stock)  ....      4,147
                                                                              -----------
             Machinery
   10,000    UMW Holdings Berhad  ............................................     39,499
                                                                              -----------
             Natural Gas
   15,000    Petronas Gas Berhad  ............................................     52,697
                                                                              -----------
             Utilities - Electric
   20,000    Tenaga Nasional Berhad  .........................................     80,517
                                                                              -----------
             TOTAL MALAYSIA  .................................................    438,383
                                                                              -----------
             MEXICO (3.4%)
             Banking
             Grupo Financiero Banamex Accival S.A. de C.V.
   29,391    (B Shares)*  ....................................................     90,414
                                                                              -----------
             Beverages
    2,700    Pepsi-Gemex S.A. de C.V. (GDR)  .................................     39,150
                                                                              -----------
             Brewery
             Grupo Modelo S.A. de C.V.
    6,000    (Series C)  .....................................................     55,794
                                                                              -----------
             Building Materials
   15,087    Cemex, S.A. de C.V. (B Shares)  .................................     86,840
                                                                              -----------
             Conglomerates
    1,707    DESC S.A. de C.V. (Series C)(ADR)  ..............................     62,732
             Grupo Carso S.A. de C.V.
    7,000    (Series A1)  ....................................................     56,856
                                                                              -----------
                                                                                  119,588
                                                                              -----------
             Food Processing
    2,500    Grupo Industrial Maseca S.A. de C.V. (ADR)  .....................$    46,250
                                                                              -----------
             Paper & Forest Products
   14,000    Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)  ..............     68,048
                                                                              -----------
             Retail
    2,200    Grupo Elektra, S.A. de C.V. (GDR) ...............................     65,450
                                                                              -----------
             Telecommunications
    2,000    Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    111,000
                                                                              -----------
             TOTAL MEXICO  ...................................................    682,534
                                                                              -----------
             NETHERLANDS (4.3%)
             Building Materials
      800    Hunter Douglas NV  ..............................................     37,205
                                                                              -----------
             Business & Public Services
      700    Randstad Holdings NV  ...........................................     74,946
                                                                              -----------
             Chemicals
      500    Akzo Nobel NV  ..................................................     77,462
                                                                              -----------
             Electronics
    2,000    Philips Electronics NV  .........................................    162,264
                                                                              -----------
             Food Processing
      200    Nutricia Verenigde Bedrijven NV  ................................     33,998
                                                                              -----------
             Furniture
    1,400    Ahrend Groep NV  ................................................     47,327
                                                                              -----------
             Insurance
      500    Aegon NV  .......................................................     37,958
      875    ING Groep NV  ...................................................     42,594
                                                                              -----------
                                                                                   80,552
                                                                              -----------
             Publishing
    2,900    Elsevier NV  ....................................................     51,118
                                                                              -----------
             Retail
      950    Gucci Group NV  .................................................     59,969
    2,700    Koninklijke Ahold NV  ...........................................     78,104
                                                                              -----------
                                                                                  138,073
                                                                              -----------
             Steel
    1,100    Koninklijke Hoogovens NV  .......................................     66,668
                                                                              -----------
             Transportation
    2,000    KLM Royal Dutch Air Lines NV  ...................................     71,377
                                                                              -----------
             TOTAL NETHERLANDS  ..............................................    840,990
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             PERU (0.2%)
             Banking
    7,000    Banco Wiese (ADR)  ..............................................$    43,750
                                                                              -----------
             PHILIPPINES (0.1%)
             Telecommunications
      600    Philippine Long Distance Telephone Co. (ADR)  ...................     20,137
                                                                              -----------
             PORTUGAL (0.4%)
             Telecommunications
    1,100    Portugal Telecom S.A. (ADR)  ....................................     44,275
      500    Telecel-Comunicacaoes Pessoais, S.A.*  ..........................     39,155
                                                                              -----------
             TOTAL PORTUGAL  .................................................     83,430
                                                                              -----------
             SINGAPORE (1.6%)
             Banking
    4,500    Development Bank of Singapore, Ltd.  ............................     58,422
                                                                              -----------
             Beverages
    7,000    Fraser & Neave Ltd.  ............................................     47,580
                                                                              -----------
             Hospital Management
    6,000    Parkway Holdings Ltd.  ..........................................     27,529
                                                                              -----------
             Publishing
    4,000    Singapore Press Holdings Ltd.  ..................................     75,856
                                                                              -----------
             Transportation
    3,700    Singapore International Airlines  ...............................     34,706
                                                                              -----------
             Utilities - Telecommunications
   37,000    Singapore Telecommunications, Ltd.  .............................     70,167
                                                                              -----------
             TOTAL SINGAPORE  ................................................    314,260
                                                                              -----------
             SOUTH AFRICA (0.1%)
             Brewers
      700    South African Breweries Ltd. (ADR)  .............................     22,488
                                                                              -----------
             SOUTH KOREA (0.3%)
             Electronics
    1,700    Samsung Electronics Co. (GDR)(Non-voting) -144A**  ..............     51,510
                                                                              -----------
             SPAIN (1.7%)
             Banks
    3,300    Banco Bilbao Vizcaya  ...........................................     86,127
      200    Banco Popular Espanol S.A.  .....................................     44,307
                                                                              -----------
                                                                                  130,434
                                                                              -----------
             Natural Gas
      800    Gas Natural SDG S.A.  ...........................................$    39,132
                                                                              -----------
             Retail
    3,100    Centros Comerciales Pryca, S.A.  ................................     59,857
                                                                              -----------
             Telecommunications
      500    Telefonica de Espana S.A. (ADR)  ................................     39,375
                                                                              -----------
             Utilities - Electric
    2,800    Empresa Nacional de Electricidad S.A.  ..........................     57,669
                                                                              -----------
             TOTAL SPAIN  ....................................................    326,467
                                                                              -----------
             SWEDEN (1.4%)
             Automotive
    2,200    Scania AB (A Shares)  ...........................................     63,038
                                                                              -----------
             Machinery
    2,300    Kalmar Industries AB  ...........................................     38,563
                                                                              -----------
             Manufacturing
    1,200    Assa Abloy AB (Series B)  .......................................     26,276
                                                                              -----------
             Paper Products
             Stora Kopparbergs Aktiebolag
    3,400    (A Shares)  .....................................................     55,731
                                                                              -----------
             Telecommunications
    2,250    Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............    101,211
                                                                              -----------
             TOTAL SWEDEN  ...................................................    284,819
                                                                              -----------
             SWITZERLAND (1.7%)
             Engineering
       40    ABB AG-Bearer  ..................................................     56,890
                                                                              -----------
             Food Processing
       70    Nestle S.A.  ....................................................     88,901
                                                                              -----------
             Pharmaceuticals
       32    Novartis AG  ....................................................     51,399
       30    Novartis AG - Bearer  ...........................................     48,147
       10    Roche Holdings AG  ..............................................     96,790
                                                                              -----------
                                                                                  196,336
                                                                              -----------
             TOTAL SWITZERLAND  ..............................................    342,127
                                                                              -----------
             UNITED KINGDOM (10.4%)
             Aerospace
   11,453    Rolls-Royce PLC  ................................................     43,939
                                                                              -----------
             Aerospace & Defense
    3,978    British Aerospace PLC  ..........................................     86,970
    2,900    Smiths Industries PLC  ..........................................     38,274
                                                                              -----------
                                                                                  125,244
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Auto Parts - Original Equipment
   26,200    LucasVarity PLC  ................................................$    80,755
                                                                              -----------
             Banking
    3,600    Abbey National PLC  .............................................     49,460
    1,323    Barclays Bank, PLC  .............................................     27,872
    7,103    National Westminster Bank PLC  ..................................    100,849
                                                                              -----------
                                                                                  178,181
                                                                              -----------
             Beverages
    5,800    Bass PLC  .......................................................     79,306
                                                                              -----------
             Broadcast Media
    3,600    Flextech PLC*  ..................................................     38,807
                                                                              -----------
             Building & Construction
    5,893    Blue Circle Industries PLC  .....................................     39,999
                                                                              -----------
             Business Services
    3,400    Compass Group PLC  ..............................................     34,171
    3,000    Reuters Holdings PLC  ...........................................     32,315
                                                                              -----------
                                                                                   66,486
                                                                              -----------
             Computer Software & Services
    3,500    SEMA Group PLC  .................................................     80,622
                                                                              -----------
             Conglomerates
    8,300    BTR PLC  ........................................................     25,787
    9,302    Tomkins PLC  ....................................................     46,972
                                                                              -----------
                                                                                   72,759
                                                                              -----------
             Consumer Products
    3,000    Unilever PLC  ...................................................     86,910
                                                                              -----------
             Energy
   27,300    Shell Transport & Trading Co. PLC  ..............................    201,860
                                                                              -----------
             Food Processing
   10,000    Devro PLC  ......................................................     64,104
                                                                              -----------
             Household Products
    7,000    Reckitt & Colman PLC  ...........................................    108,912
                                                                              -----------
             Insurance
    4,200    Britannic Assurance PLC  ........................................     53,813
    5,700    Commercial Union PLC  ...........................................     64,061
   10,441    Royal & Sun Alliance Insurance Group PLC  .......................     85,761
                                                                              -----------
                                                                                  203,635
                                                                              -----------
             Leisure
    2,671    Granada Group PLC  ..............................................     36,785
                                                                              -----------
             Pharmaceuticals
    6,220    Glaxo Wellcome PLC  .............................................    131,652
                                                                              -----------
             Property - Casualty Insurance
       65    General Accident PLC  ...........................................$       980
                                                                              -----------
             Retail
    9,500    Sainsbury (J.) PLC  .............................................     66,195
                                                                              -----------
             Telecommunications
   10,000    British Telecommunications PLC  .................................     70,007
    9,602    Securicor PLC  ..................................................     43,607
   11,900    Vodafone Group PLC  .............................................     60,091
                                                                              -----------
                                                                                  173,705
                                                                              -----------
             Transportation
    7,811    British Airways PLC  ............................................     84,896
                                                                              -----------
             Utilities
    3,220    Thames Water PLC  ...............................................     42,392
                                                                              -----------
             Utilities -Electric
    6,500    National Power PLC  .............................................     57,546
                                                                              -----------
             TOTAL UNITED KINGDOM  ...........................................  2,065,670
                                                                              -----------
             UNITED STATES (25.1%)
             Aerospace & Defense
    1,040    Lockheed Martin Corp.  ..........................................    110,760
    6,130    Loral Space & Communications*  ..................................     95,781
                                                                              -----------
                                                                                  206,541
                                                                              -----------
             Aluminum
    1,240    Aluminum Co. of America  ........................................    109,740
                                                                              -----------
             Automotive
    2,940    Chrysler Corp.  .................................................    109,147
    2,870    Ford Motor Co.  .................................................    117,311
                                                                              -----------
                                                                                  226,458
                                                                              -----------
             Banks
    1,970    First Tennessee National Corp.  .................................    102,440
                                                                              -----------
             Beverages - Soft Drinks
    2,780    PepsiCo, Inc.  ..................................................    106,509
                                                                              -----------
             Biotechnology
    4,120    Biochem Pharma, Inc.*  ..........................................    118,450
                                                                              -----------
             Chemicals
    1,060    Dow Chemical Co.  ...............................................    100,700
    2,250    Monsanto Co.  ...................................................    112,078
    1,880    Praxair, Inc.  ..................................................    103,635
                                                                              -----------
                                                                                  316,413
                                                                              -----------
             Communications - Equipment & Software
    1,850    Cisco Systems, Inc.*  ...........................................    146,959
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Computer Software
    2,400    Oracle Systems Corp.*  ..........................................$   130,350
                                                                              -----------
             Computers
    3,360    Gateway 2000, Inc.*  ............................................    128,310
                                                                              -----------
             Computers - Peripheral Equipment
    1,900    Seagate Technology, Inc.*  ......................................     78,019
                                                                              -----------
             Computers - Systems
    1,760    Hewlett-Packard Co.  ............................................    123,310
    3,230    Sun Microsystems, Inc.*  ........................................    147,571
                                                                              -----------
                                                                                  270,881
                                                                              -----------
             Electrical Equipment
    1,260    Honeywell, Inc.  ................................................     94,106
                                                                              -----------
             Electronics - Defense
    1,590    General Motors Corp. (Class H)  .................................     96,096
                                                                              -----------
             Electronics - Semiconductors/Components
    1,300    Intel Corp.  ....................................................    119,275
                                                                              -----------
             Entertainment
    1,240    Walt Disney Productions  ........................................    100,207
                                                                              -----------
             Financial - Miscellaneous
    2,400    Ahmanson (H.F.) & Co.  ..........................................    127,650
    1,460    American Express Co.  ...........................................    122,275
    2,350    Fannie Mae  .....................................................    111,184
    1,400    Golden West Financial Corp.  ....................................    117,775
    1,770    Travelers Group, Inc.  ..........................................    127,329
                                                                              -----------
                                                                                  606,213
                                                                              -----------
             Foods
    1,450    General Mills, Inc.  ............................................    100,231
                                                                              -----------
             Household Furnishings & Appliances
    4,340    Maytag Corp.  ...................................................    126,674
    2,800    Sunbeam Corp.  ..................................................    109,550
                                                                              -----------
                                                                                  236,224
                                                                              -----------
             Household Products
    1,700    Colgate-Palmolive Co.  ..........................................    128,775
                                                                              -----------
             Medical Products & Supplies
    2,040    Baxter International, Inc.  .....................................    117,938
                                                                              -----------
             Medical Services
    2,000    HBO & Co.  ......................................................    154,500
                                                                              -----------
             Oil Integrated -International
    1,500    Atlantic Richfield Co.  .........................................$   112,219
    1,480    Chevron Corp.  ..................................................    117,105
    1,900    Exxon Corp.  ....................................................    122,075
    1,520    Mobil Corp.  ....................................................    116,280
                                                                              -----------
                                                                                  467,679
                                                                              -----------
             Pharmaceuticals
    1,580    Abbott Laboratories  ............................................    103,391
    1,480    American Home Products Corp.  ...................................    122,008
                                                                              -----------
                                                                                  225,399
                                                                              -----------
             Retail - Department Stores
    1,800    Sears, Roebuck & Co.  ...........................................    113,963
                                                                              -----------
             Retail - Specialty
    3,670    Bed Bath & Beyond, Inc.*  .......................................    121,110
                                                                              -----------
             Retail - Specialty Apparel
    2,680    Gap, Inc.  ......................................................    119,093
                                                                              -----------
             Semiconductor Equipment
    3,140    Teradyne, Inc.*  ................................................    146,795
                                                                              -----------
             Shoes
    1,440    Nike, Inc. (Class B)  ...........................................     89,730
                                                                              -----------
             TOTAL UNITED STATES  ............................................  4,978,404
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $15,100,950)  .................................. 18,572,282
                                                                              -----------

 PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (a)(7.1%)
             U.S. GOVERNMENT AGENCIES
             Federal Farm Credit Bank
   $1,000     5.45% due 08/04/97  ............................................   999,546
      400    Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  .............................................   400,000
                                                                              ----------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $1,399,546)  .................................... 1,399,546
                                                                              ----------
TOTAL INVESTMENTS
(Identified Cost $16,500,496)(b)  .................................  100.9%   19,971,828
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS .................................................   (0.9)     (174,632)
                                                                   -------- ------------
NET ASSETS ........................................................  100.0%  $19,797,196
                                                                   ======== ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,806,319 and the aggregate gross unrealized depreciation is $334,987, resulting in net unrealized appreciation of $3,471,332.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                            IN                        UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY   APPRECIATION/
      RECEIVE              FOR             DATE     (DEPRECIATION)
------------------ ------------------- ----------  ---------------
$          64,633  ESP     10,034,338    08/01/97      $    50
$           1,472  MXN         11,571    08/01/97           (8)
DEM        69,082  $           37,698    08/04/97         (123)
NLG       142,403  $           69,027    08/04/97         (257)
yen     6,273,323  $           52,939    08/05/97          (18)
MYR       199,255  $           75,936    08/05/97         (259)
PTE     7,438,359  $           40,153    08/05/97         (119)
$          93,976  ESP     14,622,742    08/07/97         (139)
SGD        72,082  $           49,042    08/07/97          (47)
$          22,998  AUD         30,870    08/08/97          (77)
FRF       563,860  $           91,528    08/29/97         (546)
                                                       -------
Net unrealized depreciation......................      $(1,543)
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY PORTFOLIO
SUMMARY OF INVESTMENTS July 31, 1997

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
-----------------------------------------------------------
Aerospace ......................  $    43,939        0.2%
Aerospace & Defense ............      331,785        1.7
Aluminum .......................      109,740        0.6
Apparel ........................       46,995        0.2
Auto Parts -Original Equipment         80,755        0.4
Automotive .....................      925,692        4.7
Banking ........................      872,984        4.4
Banks ..........................      310,361        1.6
Beverages ......................      166,036        0.8
Beverages -Soft Drinks .........      106,509        0.5
Biotechnology ..................      118,450        0.6
Brewers ........................       22,488        0.1
Brewery ........................      147,700        0.8
Broadcast Media ................       38,807        0.2
Building & Construction ........      217,285        1.1
Building Materials .............      124,045        0.6
Business & Public Services  ....       74,946        0.4
Business Services ..............      240,501        1.2
Chemicals ......................      729,164        3.7
Communications -Equipment &
 Software ......................      146,959        0.7
Computer Services ..............       44,599        0.2
Computer Software ..............      130,350        0.7
Computer Software & Services ...       80,622        0.4
Computers ......................      216,382        1.1
Computers -Peripheral Equipment        78,019        0.4
Computers -Systems .............      270,881        1.4
Conglomerates ..................      430,222        2.2
Consumer Products ..............      146,974        0.7
Electrical Equipment ...........       94,106        0.5
Electronics ....................    1,186,863        6.0
Electronics -Defense ...........       96,096        0.5
Electronics -Semiconductors/
 Components ....................      250,033        1.3
Energy .........................      440,172        2.2
Engineering ....................       56,890        0.3
Entertainment ..................      147,704        0.8
Finance & Brokerage ............       79,525        0.4
Financial -Miscellaneous  ......      606,213        3.1
Financial Services .............      326,236        1.6
Food Processing ................      233,253        1.2
Foods ..........................      100,231        0.5
Foods & Beverages ..............       46,263        0.2
Furniture ......................       47,327        0.2
Hospital Management ............       27,529        0.1
Household Furnishings &
 Appliances ....................      318,912        1.6
Household Products .............  $   298,702        1.5%
Insurance ......................      476,135        2.4
International Trade ............       95,326        0.5
Leisure ........................      127,015        0.6
Machine Tools ..................       57,576        0.3
Machinery ......................      288,581        1.5
Machinery -Diversified .........       46,696        0.2
Manufacturing ..................       58,380        0.3
Medical Products & Supplies  ...      117,938        0.6
Medical Services ...............      154,500        0.8
Metals & Mining ................       55,022        0.3
Natural Gas ....................       91,829        0.5
Oil Integrated -International  .      467,679        2.4
Paper & Forest Products ........       68,048        0.3
Paper Products .................      133,541        0.7
Pharmaceuticals ................    1,072,783        5.4
Property -Casualty Insurance ...          980        0.0
Publishing .....................      126,974        0.6
Real Estate ....................      423,434        2.1
Restaurants ....................       61,583        0.3
Retail .........................      650,531        3.3
Retail -Department Stores  .....      203,632        1.0
Retail -Specialty ..............      121,110        0.6
Retail -Specialty Apparel  .....      119,093        0.6
Semiconductor Equipment ........      146,795        0.7
Shoes ..........................       89,730        0.5
Steel ..........................       66,668        0.3
Steel & Iron ...................      221,810        1.1
Telecommunications .............    1,099,479        5.6
Textiles .......................       64,535        0.3
Transportation .................      492,015        2.5
U.S. Government Agencies  ......    1,399,546        7.1
Utilities ......................      121,823        0.6
Utilities -Electric ............      519,748        2.6
Utilities -Telecommunications ..       70,167        0.4
Wholesale Distributor ..........       51,881        0.3
                                 ------------- ------------
                                  $19,971,828      100.9%
                                 ============= ============

                                         PERCENT OF
TYPE OF INVESTMENT           VALUE       NET ASSETS
---------------------------------------------------
Common Stocks ..........  $18,572,282       93.8%
Short-Term Investments      1,399,546        7.1
                          -----------      -----
                          $19,971,828      100.9%
                          ===========      =====

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (58.4%)
             Aerospace & Defense (1.1%)
    3,905    Honeywell, Inc.  ................................................  $  291,655
                                                                              -------------
             Aluminum (0.5%)
    1,600    Aluminum Co. of America .........................................     141,600
                                                                              -------------
             Automotive (1.7%)
    8,000    Chrysler Corp. ..................................................     297,000
    3,500    Ford Motor Co.  .................................................     143,062
                                                                              -------------
                                                                                   440,062
                                                                              -------------
             Banks - Money Center (2.3%)
    4,500    Citicorp ........................................................     610,875
                                                                              -------------
             Banks - Regional (2.0%)
    1,940    Wells Fargo & Co. ...............................................     533,379
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
    3,400    PepsiCo Inc.  ...................................................     130,262
                                                                              -------------
             Cable/Cellular (0.8%)
    9,400    U.S. West Media Group* ..........................................     207,387
                                                                              -------------
             Chemicals (2.6%)
    1,250    Dow Chemical Co. ................................................     118,750
   11,450    Monsanto Co.  ...................................................     570,353
                                                                              -------------
                                                                                   689,103
                                                                              -------------
             Communications - Equipment & Software (0.6%)
    1,840    Cisco Systems, Inc.*  ...........................................     146,165
                                                                              -------------
             Computer Software (1.6%)
    1,800    Microsoft Corp.* ................................................     254,362
    3,150    Oracle Corp.* ...................................................     171,084
                                                                              -------------
                                                                                   425,446
                                                                              -------------
             Computers (4.5%)
   10,400    Dell Computer Corp.*  ...........................................     889,200
    7,800    Gateway 2000, Inc.*  ............................................     297,862
                                                                              -------------
                                                                                 1,187,062
                                                                              -------------
             Computers - Peripheral Equipment (1.8%)
   11,250    Seagate Technology, Inc.* .......................................     461,953
                                                                              -------------
             Computers - Systems (3.7%)
    3,450    Diebold, Inc.  ..................................................     173,362
    9,500    Hewlett-Packard Co.  ............................................     665,594
    3,300    Sun Microsystems, Inc.* .........................................     150,769
                                                                              -------------
                                                                                   989,725
                                                                              -------------
             Consumer Products (1.8%)
   14,000    Tupperware Corp.  ...............................................     486,500
                                                                              -------------
             Electrical Equipment (2.4%)
    4,820    Emerson Electric Co. ............................................  $  284,380
    5,160    General Electric Co.  ...........................................     362,167
                                                                              -------------
                                                                                   646,547
                                                                              -------------
             Electronics -
             Semiconductors/Components (2.1%)
    6,000    Intel Corp. .....................................................     550,500
                                                                              -------------
             Entertainment/Gaming (0.7%)
    7,000    Circus Circus Enterprises, Inc.* ................................     175,437
                                                                              -------------
             Financial Services (2.0%)
    5,000    American Express Co. ............................................     418,750
    2,600    Fannie Mae ......................................................     123,013
                                                                              -------------
                                                                                   541,763
                                                                              -------------
             Foods (2.6%)
    2,860    Campbell Soup Co.  ..............................................     148,363
    7,900    General Mills, Inc.  ............................................     546,088
                                                                              -------------
                                                                                   694,451
                                                                              -------------
             Forest Products (2.4%)
   10,100    Champion International Corp. ....................................     626,200
                                                                              -------------
             Healthcare - HMOs (1.0%)
   11,200    Humana, Inc.*  ..................................................     273,000
                                                                              -------------
             Household Appliances (1.2%)
   11,000    Maytag Corp.  ...................................................     321,063
                                                                              -------------
             Insurance (0.1%)
             Aetna Inc. (Class C)
      172    (Conv. Pref.) $4.75  ............................................      17,329
                                                                              -------------
             Oil - International Integrated (5.8%)
    6,400    Atlantic Richfield Co.  .........................................     478,800
    2,070    Chevron Corp.  ..................................................     163,789
    2,800    Exxon Corp.  ....................................................     179,900
    7,200    Mobil Corp. .....................................................     550,800
    1,500    Texaco, Inc. ....................................................     174,094
                                                                              -------------
                                                                                 1,547,383
                                                                              -------------
             Pharmaceuticals (4.5%)
    1,800    Abbott Laboratories .............................................     117,788
    6,700    American Home Products Corp. ....................................     552,331
    8,450    Johnson & Johnson ...............................................     526,541
                                                                              -------------
                                                                                 1,196,660
                                                                              -------------
             Retail -Specialty (3.2%)
   10,000    Bed Bath & Beyond, Inc.*  .......................................     330,000
    2,400    Costco Companies Inc.* ..........................................      90,900

                       SEE NOTES TO FINANCIAL STATEMENTS


DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,450    Home Depot, Inc.  ............................................... $   172,069
   14,250    Pier 1 Imports, Inc. ............................................     251,156
                                                                              -------------
                                                                                   844,125
                                                                              -------------
             Retail - Specialty Apparel (2.5%)
   14,600    Gap, Inc. .......................................................     648,788
                                                                              -------------
             Savings & Loans (0.5%)
    1,500    Golden West Financial Corp. .....................................     126,187
                                                                              -------------
             Shoes (0.7%)
    3,000    Nike, Inc. (Class B) ............................................     186,938
                                                                              -------------
             Steel (1.2%)
    4,300    Inland Steel Industries, Inc.  ..................................      98,631
    3,450    Nucor Corp. .....................................................     214,116
                                                                              -------------
                                                                                   312,747
                                                                              -------------
             TOTAL COMMON AND
             PREFERRED STOCKS
             (Identified Cost $10,314,161)  ..................................  15,450,292
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.7%)
             Automotive - Finance (0.1%)
   $   15    Ford Capital BV (Netherlands)
              9.375% due 05/15/01  ...........................................    16,545
                                                                              ------------
             Banks (0.9%)
      100    Bank One Corp
              9.875% due 03/01/09  ...........................................   124,417
             Central Fidelity Capital I
      100    Series -144A**
              6.75% due 04/15/27  ............................................   102,601
                                                                              ------------
                                                                                 227,018
                                                                              ------------
             Financial (0.4%)
      100    Money Store Inc. (The)
              8.375% due 04/15/04  ...........................................   105,497
                                                                              ------------
             Financial Services (0.4%)
             Centura Capital Trust I
      100    Series 144A**
              8.845% due 06/01/27  ...........................................   108,125
                                                                              ------------
             Insurance (0.4%)
      100    Vesta Capital Trust I -144A**
              8.525% due 01/15/27  ...........................................   108,250
                                                                              ------------
             Metals & Mining (0.4%)
      100    Placer Dome, Inc. (Canada)
              8.50% due 12/31/45  ............................................   102,750
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas Products (0.4%)
   $  100    Mitchell Energy & Development Corp.
              6.75% due 02/15/04  ............................................  $  99,420
                                                                              -------------
             Oil - Domestic (0.2%)
       50    Occidental Petroleum Corp.
              11.125% due 08/01/10  ..........................................     67,914
                                                                              -------------
             Steel (0.0%)
       10    Pohang Iron & Steel Co., Ltd. (South Korea)
              7.50% due 08/01/02  ............................................     10,336
                                                                              -------------
             Telecommunications (0.4%)
      100    Total Access Communication -144A** (Thailand)
              8.375% due 11/04/06  ...........................................     99,250
                                                                              -------------
             Utilities - Electric (0.1%)
       20    Long Island Lighting Co.
              6.25% due 07/15/01  ............................................     19,789
                                                                              -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $919,525)  .....................................    964,894
                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
      400    U.S. Treasury Bond
              6.50% due 11/15/26  ............................................    408,984
      315    U.S. Treasury Bond
              6.875% due 08/15/25  ...........................................    336,414
      150    U.S. Treasury Bond
              7.625% due 02/15/25  ...........................................    174,529
      550    U.S. Treasury Note
              5.125% due 11/30/98  ...........................................    546,364
      950    U.S. Treasury Note
              5.25% due 12/31/97  ............................................    949,269
      350    U.S. Treasury Note
              5.625% due 11/30/00  ...........................................    348,071
      450    U.S. Treasury Note
              5.75% due 08/15/03  ............................................    445,927
      100    U.S. Treasury Note
              5.875% due 11/30/01  ...........................................     99,956
       50    U.S. Treasury Note
              6.375% due 01/15/99  ...........................................     50,506
      350    U.S. Treasury Note
              6.50% due 05/15/05  ............................................    360,315
      360    U.S. Treasury Note
             6.875% due 08/31/99  ............................................    367,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                   VALUE
------------------------------------------------------------------------------------------------------
  $ 140     U.S. Treasury Note
             7.25% due 05/15/04  ........................................................ $  149,911
                                                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $4,145,542)  ...............................................  4,238,224
                                                                                         -------------
            SHORT-TERM INVESTMENTS (22.0%)
            U.S. GOVERNMENT AGENCIES (a)(21.2%)
  5,000     Federal Farm Credit Bank
             5.42% due 08/05/97  ........................................................  4,996,989
    600     Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  ........................................................    600,000
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $5,596,989)  ................................................  5,596,989
                                                                                         -------------
            REPURCHASE AGREEMENT (0.8%)
    223     The Bank of New York 5.75% due 08/01/97 (dated 07/31/97; proceeds
             $222,587)(b) (Identified Cost $222,551)  ...................................    222,551
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $5,819,540) ................................................  5,819,540
                                                                                         -------------
TOTAL INVESTMENTS
(Identified Cost $21,198,768)(c)  ..........................................     100.1%   26,472,950
LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................................................      (0.1)      (13,530)
                                                                               --------  -------------
NET ASSETS .................................................................     100.0%  $26,459,420
                                                                               ========  =============

------------
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $120,000 U.S. Treasury Note 7.875% due 04/15/98 valued at $124,656, $93,651 U.S. Treasury Note 7.00% due 04/15/99
        valued at $97,514 and $4,723 U.S. Treasury Note 5.625% due 08/31/97
        valued at $4,832.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,356,659 and the aggregate gross unrealized depreciation is $82,477, resulting in net unrealized appreciation of $5,274,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...............   $20,113,397     $4,036,736      $10,350,075      $2,347,060
Cash ..............................................         8,427          2,213           78,974          86,163
Receivable for:
 Investments sold..................................        --             --               --              --
 Shares of beneficial interest sold................     1,135,082         10,301           22,677           3,462
 Dividends.........................................        --             --               --              --
 Interest..........................................        --             --               76,764          33,314
 Foreign withholding taxes reclaimed...............        --             --               --              --
Prepaid expenses and other assets..................        26,147          5,790            6,691          12,589
Deferred organizational expenses...................         1,127          1,284            1,191           1,189
Receivable from affiliate..........................        --              8,537           --               6,791
                                                      -----------     ----------      -----------      ----------
 TOTAL ASSETS......................................    21,284,180      4,064,861       10,536,372       2,490,568
                                                      -----------     ----------      -----------      ----------
LIABILITIES:
Payable for:
 Investments purchased.............................        --             --               --              --
 Shares of beneficial interest repurchased ........        38,541         --               11,416           8,580
 Dividends to shareholders.........................        --             --                4,011             746
 Investment management fee.........................         4,022         --                  110          --
Accrued expenses and other payables................        23,148         17,969           19,019          19,964
Organizational expenses payable....................         5,441          5,596            5,509           5,506
                                                      -----------     ----------      -----------      ----------
 TOTAL LIABILITIES.................................        71,152         23,565           40,065          34,796
                                                      -----------     ----------      -----------      ----------
NET ASSETS:
Paid-in-capital....................................    21,213,018      4,041,296       10,359,177       2,514,907
Accumulated undistributed net investment income  ..            10         --               --                  46
Accumulated undistributed net realized gain
 (loss)............................................        --             --                 (491)        (91,207)
Net unrealized appreciation........................        --             --              137,621          32,026
                                                      -----------     ----------      -----------      ----------
  NET ASSETS ......................................   $21,213,028     $4,041,296      $10,496,307      $2,455,772
                                                      ===========     ==========      ===========      ==========
 *IDENTIFIED COST..................................   $20,113,397     $4,036,736      $10,212,454      $2,315,034
                                                      ===========     ==========      ===========      ==========
  SHARES OF BENEFICIAL INTEREST OUTSTANDING  ......    21,213,018      4,042,542        1,059,510         253,850
                                                      ===========     ==========      ===========      ==========
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value) ..         $1.00          $1.00            $9.91           $9.67
                                                      ===========     ==========      ===========      ==========




                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL       DIVIDEND                   VALUE-ADDED      GLOBAL
     VALUE        GROWTH         GROWTH       UTILITIES       MARKET        EQUITY       STRATEGIST
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $53,898,134    $3,595,614    $116,084,027   $5,671,872    $23,856,111    $19,971,828   $26,472,950
      50,162        17,654         --            --             71,591         97,563        --

   1,160,411       114,777         338,972       59,863        724,700        274,717        --
     117,578        17,493         153,745       13,810         32,661         36,421        50,264
      27,266           905         165,765       20,937         22,727         10,450        18,010
      --            --                 121           21         --             --            81,793
         101        --             --             1,065         --              8,996           144
      13,270         4,338          11,076        5,646          8,501          9,554         7,169
       1,376         1,379           1,186        1,191          1,379          1,191         1,189
      --             5,185         --             2,057         --             25,572        --
-------------  ------------ --------------  ------------  ------------- -------------  -------------
  55,268,298     3,757,345     116,754,892    5,776,462     24,717,670     20,436,292    26,631,519
-------------  ------------ --------------  ------------  ------------- -------------  -------------

     918,594        58,353       1,221,168      316,275        861,090        574,355        --
      77,147         3,874         108,736       43,837         45,267         28,565       125,989
      --            --             --            --             --             --            --
      20,595        --              71,294       --              5,006         --            16,034
      31,781        19,786          36,684       19,613         20,886         30,667        24,575
       5,687         5,686           5,501        5,509          5,686          5,509         5,501
-------------  ------------ --------------  ------------  ------------- -------------  -------------
   1,053,804        87,699       1,443,383      385,234        937,935        639,096       172,099
-------------  ------------ --------------  ------------  ------------- -------------  -------------

  37,394,619     2,542,364      78,149,265    3,829,119     14,983,162     15,411,210    20,620,027
      46,600        --             365,924       54,200        100,361        131,548       381,735
   6,688,579       257,050       8,002,032      476,783        345,423        784,106       183,476
  10,084,696       870,232      28,794,288    1,031,126      8,350,789      3,470,332     5,274,182
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $54,214,494    $3,669,646    $115,311,509   $5,391,228    $23,779,735    $19,797,196   $26,459,420
=============  ============ ==============  ============  ============= =============  =============
 $43,813,438    $2,725,382    $ 87,289,739   $4,640,746    $15,505,322    $16,500,496   $21,198,768
=============  ============ ==============  ============  ============= =============  =============
   3,197,235       207,826       5,855,243      391,125      1,262,502      1,367,161     1,744,091
=============  ============ ==============  ============  ============= =============  =============

      $16.96        $17.66          $19.69       $13.78         $18.84         $14.48        $15.17
=============  ============ ==============  ============  ============= =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
For the year ended July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET      SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...........................................   $1,450,222       $393,765         $706,725        $245,036
Dividends..........................................       --              --               --              --
                                                    -------------- ---------------  --------------- --------------
  TOTAL INCOME.....................................    1,450,222        393,765          706,725         245,036
                                                    -------------- ---------------  --------------- --------------
EXPENSES
Investment management fees.........................      132,515         36,695           67,676          24,502
Transfer agent fees and expenses...................       52,551          6,122           42,577           7,692
Shareholder reports and notices....................       29,598          4,314            4,749           2,416
Professional fees..................................       15,232         15,334           14,872          16,995
Registration fees..................................       25,200         14,233           22,217          13,083
Custodian fees.....................................       10,663          6,196            3,435           4,847
Trustees' fees and expenses........................        3,655            321              753             250
Organizational expenses............................        2,722          2,721            2,727           2,727
Other..............................................        3,904          1,879            1,870           3,021
                                                    -------------- ---------------  --------------- --------------
  TOTAL EXPENSES...................................      276,040         87,815          160,876          75,533
Less: amounts waived/reimbursed ...................      (11,009)       (14,427)         (56,757)        (37,837)
                                                    -------------- ---------------  --------------- --------------
  NET EXPENSES.....................................      265,031         73,388          104,119          37,696
                                                    -------------- ---------------  --------------- --------------
  NET INVESTMENT INCOME (LOSS).....................    1,185,191        320,377          602,606         207,340
                                                    -------------- ---------------  --------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)...........................       --              --               5,297         (62,395)
Net change in unrealized
 appreciation/depreciation.........................       --              --             365,249         151,066
                                                    -------------- ---------------  --------------- --------------
  NET GAIN.........................................       --              --             370,546          88,671
                                                    -------------- ---------------  --------------- --------------
NET INCREASE.......................................   $1,185,191       $320,377         $973,152        $296,011
                                                    ============== ===============  =============== ==============

--------------
*      Net of $1,132, $10, $7,380, $972, $1,050, $18,695 and $63 foreign withholding tax, respectively.



                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL      DIVIDEND                   VALUE-ADDED     GLOBAL
     VALUE        GROWTH        GROWTH       UTILITIES      MARKET        EQUITY      STRATEGIST
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $   147,964    $    8,415    $    69,357   $   41,817    $   34,670    $   67,144    $  673,048
     357,714*       12,328*     2,522,140*     208,343*      368,546*      214,870*      153,990*
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     505,678        20,743      2,591,497      250,160       403,216       282,014       827,038
-------------  ------------ -------------  ------------ -------------  ------------ ------------

     390,217        22,697        672,098       51,738        97,479       153,656       180,204
      77,489         3,914         86,989       18,120        18,607        37,093        51,763
      20,768         1,692         38,212        3,853         8,952         5,415        10,295
      12,798        11,302         13,936       15,840        15,314        15,207        10,489
      18,634        28,006         32,684       19,450        20,656        27,047        20,879
      28,005        12,249         12,104        7,964        24,785        28,694        13,942
       3,312            47          6,141          285         1,131           819         1,050
       2,720         2,717          2,724        2,727         2,717         2,727         2,721
       3,530         1,744          3,851        2,533        10,004        13,075         5,095
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     557,473        84,368        868,739      122,510       199,645       283,733       296,438
     (98,395)      (57,660)        --          (53,527)       (4,686)     (130,077)      (84,434)
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     459,078        26,708        868,739       68,983       194,959       153,656       212,004
-------------  ------------ -------------  ------------ -------------  ------------ ------------
      46,600        (5,965)     1,722,758      181,177       208,257       128,358       615,034
-------------  ------------ -------------  ------------ -------------  ------------ ------------

   7,151,437       294,325      8,642,932      608,162       896,043       811,865       247,627
   9,007,653       762,068     21,493,364      426,820     6,185,067     2,898,751     4,379,845
-------------  ------------ -------------  ------------ -------------  ------------ ------------
  16,159,090     1,056,393     30,136,296    1,034,982     7,081,110     3,710,616     4,627,472
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $16,205,690    $1,050,428    $31,859,054   $1,216,159    $7,289,367    $3,838,974    $5,242,506
=============  ============ =============  ============ =============  ============ ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended July 31,

                                                                                                  U.S. GOVERNMENT
                                                                LIQUID ASSET                        MONEY MARKET
                                                       ------------------------------- --------------------------------------
                                                            1997            1996            1997                1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................  $  1,185,191    $   3,416,056   $    320,377        $    727,122
Net realized gain (loss)..............................       --               --             --                  --
Net change in unrealized appreciation/depreciation ...       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  NET INCREASE .......................................     1,185,191        3,416,056        320,377             727,122
                                                        ------------    -------------   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
Net realized gain.....................................       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  TOTAL...............................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
                                                        ------------    -------------   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    29,266,419      177,956,895      8,809,340          27,880,399
Reinvestment of dividends and distributions ..........     1,185,223        3,416,043        321,624             727,125
Cost of shares repurchased............................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
  NET INCREASE (DECREASE).............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ------------    -------------   ------------        ------------
  TOTAL INCREASE (DECREASE)...........................   (21,539,610)       7,121,465     (2,586,481)         (4,067,037)
NET ASSETS:
Beginning of period...................................    42,752,638       35,631,173      6,627,777          10,694,814
                                                        ------------    -------------   ------------        ------------
  END OF PERIOD.......................................  $ 21,213,028    $  42,752,638   $  4,041,296        $  6,627,777
                                                        ============    =============   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................  $         10    $          42        --             $          2
                                                        ============    =============   ============        ============
SHARES ISSUED AND REPURCHASED:
Sold..................................................    29,266,419      177,956,895      8,809,340          27,880,399
Issued in reinvestment of dividends and
 distributions........................................     1,185,223        3,416,043        321,624             727,125
Repurchased...........................................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
NET INCREASE (DECREASE)...............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ============    =============   ============        ============



                                           SEE NOTES TO FINANCIAL STATEMENTS

       U.S. GOVERNMENT               INTERMEDIATE
         SECURITIES                INCOME SECURITIES              AMERICAN VALUE                    CAPITAL GROWTH
---------------------------- ---------------------------- ----------------------------- -------------------------------------
     1997           1996          1997           1996           1997           1996          1997               1996
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $   602,606    $   434,937    $   207,340   $   218,492    $     46,600   $   244,604    $   (5,965)        $    6,999
       5,297         18,226        (62,395)      (27,045)      7,151,437     4,355,860       294,325             31,476
     365,249       (149,772)       151,066      (116,038)      9,007,653    (2,487,467)      762,068             45,817
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     973,152        303,391        296,011        75,409      16,205,690     2,112,997     1,050,428             84,292
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

    (602,630)      (434,913)      (207,294)     (218,918)        (93,984)     (299,827)       (2,106)            (8,566)
     (22,190)        --             --            (4,854)     (3,137,376)   (2,309,181)      (56,080)            (4,860)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
    (624,820)      (434,913)      (207,294)     (223,772)     (3,231,360)   (2,609,008)      (58,186)           (13,426)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

   5,963,450      9,509,649      3,241,075     4,840,703      20,568,978    21,806,112     1,297,311          1,518,128
     567,526        433,619        165,904       217,069       3,227,638     2,602,757        58,150             13,426
  (5,033,814)    (5,369,758)    (5,211,640)   (1,731,472)    (22,877,816)   (6,172,981)     (665,910)          (292,073)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,497,162      4,573,510     (1,804,661)    3,326,300         918,800    18,235,888       689,551          1,239,481
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,845,494      4,441,988     (1,715,944)    3,177,937      13,893,130    17,739,877     1,681,793          1,310,347

   8,650,813      4,208,825      4,171,716       993,779      40,321,364    22,581,487     1,987,853            677,506
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $10,496,307    $ 8,650,813    $ 2,455,772   $ 4,171,716    $ 54,214,494   $40,321,364    $3,669,646         $1,987,853
=============  ============= =============  ============= ==============  ============= ============  =======================
 $                                           $                                            $
      --        $        24    $        46        --        $     46,600   $    93,984        --             $    2,106
=============  ============= =============  ============= ==============  ============= ============  =======================

     616,600        971,490        340,574       499,259       1,422,680     1,603,955        91,240            119,028
      58,481         44,420         17,479        22,618         237,676       203,340         4,317              1,087
    (517,322)      (547,637)      (547,645)     (181,670)     (1,545,904)     (447,666)      (45,416)           (23,095)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     157,759        468,273       (189,592)      340,207         114,452     1,359,629        50,141             97,020
=============  ============= =============  ============= ==============  ============= ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                              DIVIDEND GROWTH                 UTILITIES
                                                       ----------------------------- -----------------------------
                                                            1997           1996           1997           1996
-----------------------------------------------------  -------------- -------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $  1,722,758    $ 1,244,989   $   181,177     $   205,110
Net realized gain (loss)..............................     8,642,932      2,317,010       608,162         (13,965)
Net change in unrealized appreciation/depreciation ...    21,493,364      2,701,826       426,820         257,350
                                                        ------------    -----------   -----------     -----------
  NET INCREASE .......................................    31,859,054      6,263,825     1,216,159         448,495
                                                        ------------    -----------   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,707,024)    (1,199,564)     (160,780)       (230,987)
Net realized gain.....................................    (2,463,125)      (590,466)       --              --
                                                        ------------    -----------   -----------     -----------
  TOTAL...............................................    (4,170,149)    (1,790,030)     (160,780)       (230,987)
                                                        ------------    -----------   -----------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    37,149,898     36,503,267     2,818,978       3,456,194
Reinvestment of dividends and distributions ..........     4,150,502      1,779,713       158,903         227,657
Cost of shares repurchased............................   (23,440,408)    (8,398,184)   (6,235,329)     (1,687,882)
                                                        ------------    -----------   -----------     -----------
  NET INCREASE (DECREASE).............................    17,859,992     29,884,796    (3,257,448)      1,995,969
                                                        ------------    -----------   -----------     -----------
  TOTAL INCREASE (DECREASE)...........................    45,548,897     34,358,591    (2,202,069)      2,213,477
NET ASSETS:
Beginning of period...................................    69,762,612     35,404,021     7,593,297       5,379,820
                                                        ------------    -----------   -----------     -----------
  END OF PERIOD.......................................  $115,311,509    $69,762,612   $ 5,391,228     $ 7,593,297
                                                        ============    ===========   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME...................  $    365,924    $   350,190   $    54,200     $    33,362
                                                        ============    ===========   ===========     ===========
SHARES ISSUED AND REPURCHASED:
Sold..................................................     2,205,684      2,524,798       222,951         288,411
Issued in reinvestment of dividends and
 distributions........................................       255,693        126,953        12,596          18,947
Repurchased...........................................    (1,379,982)      (583,926)     (488,313)       (141,590)
                                                        ------------    -----------   -----------     -----------
NET INCREASE (DECREASE)...............................     1,081,395      2,067,825      (252,766)        165,768
                                                        ============    ===========   ===========     ===========



                                           SEE NOTES TO FINANCIAL STATEMENTS

      VALUE-ADDED MARKET              GLOBAL EQUITY                        STRATEGIST
----------------------------- ---------------------------- ----------------------------------------
      1997           1996          1997           1996          1997                  1996
--------------  ------------- -------------  ------------- -------------  -------------------------
 $    208,257    $   331,372    $   128,358   $    84,531    $   615,034         $   287,670
      896,043        186,832        811,865       434,795        247,627             730,868
    6,185,067      1,044,025      2,898,751        47,491      4,379,845             291,438
--------------  ------------- -------------  ------------- -------------  -------------------------
    7,289,367      1,562,229      3,838,974       566,817      5,242,506           1,309,976
--------------  ------------- -------------  ------------- -------------  -------------------------

     (279,999)      (257,479)       (70,000)     (126,784)      (408,002)           (244,742)
     (698,399)       (78,439)      (367,529)       --           (699,994)           (159,285)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (978,398)      (335,918)      (437,529)     (126,784)    (1,107,996)           (404,027)
--------------  ------------- -------------  ------------- -------------  -------------------------

    6,558,038      6,512,239      7,696,263     6,329,119      7,519,070          12,101,707
      948,925        329,833        435,668       121,869      1,107,086             403,090
  (10,417,432)    (1,769,137)    (3,421,423)   (2,492,083)    (3,796,952)         (2,673,732)
--------------  ------------- -------------  ------------- -------------  -------------------------
   (2,910,469)     5,072,935      4,710,508     3,958,905      4,829,204           9,831,065
--------------  ------------- -------------  ------------- -------------  -------------------------
    3,400,500      6,299,246      8,111,953     4,398,938      8,963,714          10,737,014

   20,379,235     14,079,989     11,685,243     7,286,305     17,495,706           6,758,692
--------------  ------------- -------------  ------------- -------------  -------------------------
 $ 23,779,735    $20,379,235    $19,797,196   $11,685,243    $26,459,420         $17,495,706
==============  ============= =============  ============= =============  =========================
 $    100,361    $   172,103    $   131,548   $    49,495    $   381,735         $   174,703
==============  ============= =============  ============= =============  =========================

      416,960        468,279        606,253       542,027        549,814             972,731
       62,594         24,706         35,887        10,862         83,616              34,364
     (680,374)      (129,743)      (265,700)     (214,741)      (277,595)           (218,134)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (200,820)       363,242        376,440       338,148        355,835             788,961
==============  ============= =============  ============= =============  =========================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                           COMMENCEMENT                                  COMMENCEMENT
                                          OF OPERATIONS                                  OF OPERATIONS
                                          -------------                                  -------------
Liquid Asset .......................      December 30, 1992  Dividend Growth ........       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities ..............       January 8, 1993
U.S. Government Securities .........        January 8, 1993  Value-Added Market  ....      February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity ..........       January 8, 1993
American Value .....................       February 1, 1993  Strategist .............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Liquid Asset            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income, preservation of capital and
Money Market            liquidity by investing primarily in money market
                        instruments which are issued and/or guaranteed by the
                        U.S. Government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income consistent with safety of
Securities              principal by investing in a diversified portfolio of
                        obligations issued and/or guaranteed by the U.S.
                        Government or its instrumentalities.
-------------------------------------------------------------------------------
Intermediate Income     Seeks high current income consistent with safety of
Securities              principal by investing primarily in intermediate term,
                        investment grade fixed-income securities.
-------------------------------------------------------------------------------
American Value          Seeks long-term growth consistent with an effort to
                        reduce volatility by investing principally in common
                        stock of companies in industries which, at the time of
                        investment, are believed to be undervalued in the
                        marketplace.
-------------------------------------------------------------------------------
Capital Growth          Seeks long-term capital growth by investing primarily
                        in common stocks.
-------------------------------------------------------------------------------
Dividend Growth         Seeks to provide reasonable current income and
                        long-term growth of income and capital by investing
                        primarily in common stock of companies with a record of
                        paying dividends and the potential for increasing
                        dividends.
-------------------------------------------------------------------------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Utilities               Seeks to provide current income and long-term growth of
                        income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

-------------------------------------------------------------------------------
Value-Added             Seeks to achieve a high level of total return on its
Market                  assets through a combination of capital appreciation
                        and current income. It seeks to achieve this objective
                        by investing, on an equally weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500
                        Composite Stock Price Index.
-------------------------------------------------------------------------------
Global Equity           Seeks to provide a high level of total return on its
                        assets, primarily through long-term capital growth and,
                        to a lesser extent, from income. It seeks to achieve
                        this objective through investments in all types of
                        common stocks and equivalents, preferred stocks and
                        bonds and other debt obligations of domestic and
                        foreign companies, governments and international
                        organizations.
-------------------------------------------------------------------------------
Strategist              Seeks a high total investment return through a fully
                        managed investment policy utilizing equity, investment
                        grade fixed income and money market securities.
-------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At July 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1997 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ------------------------------ ------------------------------
                                                     SALES/
                                                  MATURITIES/                       SALES/
                                    PURCHASES     PREPAYMENTS      PURCHASES      MATURITIES
                                 -------------- --------------  -------------- --------------
Liquid Asset ...................  $395,220,670    $391,812,764   $353,719,078    $382,160,567
U.S. Government Money Market  ..   661,528,098     664,513,285        --              --
U.S. Government Securities  ....    11,000,110       9,181,622        --              --
Intermediate Income Securities       2,742,469       4,820,820      2,019,750       1,836,116
American Value .................     1,055,258       1,298,196    114,604,516     110,531,028
Capital Growth .................        15,742          77,006      4,322,821       3,559,093
Dividend Growth ................       --              --          44,208,359      27,461,961
Utilities ......................       --              --           5,530,405       7,587,775
Value-Added Market .............       --               25,784      4,396,277       8,131,744
Global Equity ..................       --               46,580     15,006,072      11,195,792
Strategist .....................     3,410,867       5,765,994     12,067,832       9,926,607

Included in the aforementioned purchases and sales/maturities of portfolio securities of Value-Added Market are common stock purchases and sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $12,464 and $75,839, respectively, including realized gains of $28,629.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Included at July 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                     CAPITAL    DIVIDEND                GLOBAL
                                      GROWTH     GROWTH    UTILITIES    EQUITY
                                    --------- ----------  ----------- ---------
Payable for investments purchased    $ 4,319    $887,346    $200,025   $    --
                                    ========= ==========  =========== =========
Receivable for investments sold  ..  $38,982    $149,533    $ 42,821   $91,462
                                    ========= ==========  =========== =========


For the year ended July 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

 AMERICAN    CAPITAL    DIVIDEND                GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES    EQUITY   STRATEGIST
----------  --------- ----------  ----------- --------  ------------
  $25,735     $1,487    $43,558     $13,830     $9,201     $6,861
==========  ========= ==========  =========== ========  ============

For the period May 31, 1997 through July 31, 1997, Capital Growth, Global Equity and American Value incurred brokerage commissions of $270, $168 and $1,365, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Series.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

                                                  INTERMEDIATE
                U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME        AMERICAN    CAPITAL
 LIQUID ASSET     MONEY MARKET     SECURITIES      SECURITIES       VALUE       GROWTH
--------------  --------------- ---------------  -------------- ------------  ---------
      $120            $100           $1,250           $150           $800        $90
==============  =============== ===============  ============== ============  =========

  DIVIDEND                         VALUE-ADDED       GLOBAL
   GROWTH          UTILITIES         MARKET          EQUITY      STRATEGIST
--------------  --------------- ---------------  -------------- ------------
   $280              $80             $140            $210           $500
==============  =============== ===============  ============== ============

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 of which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations. During the year ended July 31, 1997, Utilities utilized its net capital loss carryover of approximately $102,000.

Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

                  INTERMEDIATE
U.S. GOVERNMENT      INCOME       GLOBAL
   SECURITIES      SECURITIES     EQUITY
---------------  -------------- --------
      $500           $57,800       $900
===============  ============== ========

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                          TEMPORARY DIFFERENCES
                                     -------------------------------
                                        POST-        CAPITAL LOSS
                                       OCTOBER      DEFERRALS FROM
                                        LOSSES        WASH SALES
                                     ----------- ------------------
U.S. Government Securities .........      o
Intermediate Income Securities  ....      o               o
American Value .....................                      o
Capital Growth .....................                      o
Dividend Growth ....................                      o
Utilities ..........................
Value-Added Market..................                      o
Global Equity.......................      o               o
Strategist .........................                      o

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold by the Series and Capital Growth had permanent differences attributable to a net operating loss.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1997, the following accounts were (charged) credited:

                   ACCUMULATED     ACCUMULATED
                  UNDISTRIBUTED   UNDISTRIBUTED
                 NET INVESTMENT   NET REALIZED
                     INCOME        GAIN (LOSS)
                 -------------- ---------------
Capital Growth       $ 5,965        $ (5,965)
Global Equity  .     $23,695        $(23,695)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                      NET                                                         TOTAL
    YEAR       VALUE         NET         REALIZED      TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  -------------- ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02           --           $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.05           --             0.05         (0.05)           --              (0.05)

U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++         --             --            --              --               --
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.04           --             0.04         (0.04)           --              (0.04)

U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19         $ 0.07           0.26         (0.20)           --              (0.20)
1994            10.06        0.44          (0.50)         (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56           0.15           0.71         (0.56)           --              (0.56)
1996             9.71        0.55          (0.12)          0.43         (0.55)           --              (0.55)
1997             9.59        0.56           0.34           0.90         (0.56)         $(0.02)           (0.58)

INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19          (0.02)          0.17         (0.19)           --              (0.19)
1994             9.98        0.60          (0.57)          0.03         (0.60)           --              (0.60)
1995             9.41        0.61           0.22           0.83         (0.61)           --              (0.61)
1996             9.63        0.59          (0.21)          0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53           0.26           0.79         (0.53)           --              (0.53)

AMERICAN VALUE
1993 (5)        10.00        0.06          (0.01)          0.05          --              --               --
1994            10.05        0.03          (0.09)         (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14           3.15           3.29         (0.12)           --              (0.12)
1996            13.10        0.09           1.17           1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02           5.12           5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                          RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                  ASSETS                     ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50 *        0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29%           N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                       NET                                                         TOTAL
    YEAR       VALUE          NET         REALIZED      TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)   GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  -------------- ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)        $(1.10)        $(1.12)         --              --               --
1994             8.88         0.13           0.45           0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10           1.77           1.87         (0.12)           --              (0.12)
1996            11.17         0.07           1.55           1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)          5.41           5.38         (0.01)          (0.32)           (0.33)

DIVIDEND GROWTH
1993 (1)        10.00         0.13           0.58           0.71         (0.10)           --              (0.10)
1994            10.61         0.28           0.37           0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34           2.13           2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32           1.76           2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33           5.60           5.93         (0.33)          (0.52)           (0.85)

UTILITIES
1993 (2)        10.00         0.19           1.30           1.49         (0.14)           --              (0.14)
1994            11.35         0.37          (0.95)         (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42           0.80           1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38           0.61           0.99         (0.45)           --              (0.45)
1997            11.79         0.41           1.90           2.31         (0.32)           --              (0.32)

VALUE-ADDED MARKET
1993 (3)        10.00         0.05           0.02           0.07         (0.04)           --              (0.04)
1994            10.03         0.24           0.65           0.89         (0.11)           --              (0.11)
1995            10.81         0.21           2.16           2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25           1.17           1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21           5.58           5.79         (0.25)          (0.63)           (0.88)

GLOBAL EQUITY
1993 (2)        10.00         0.07          (0.03)          0.04          --              --               --
1994            10.04         0.08           0.58           0.66         (0.05)           --              (0.05)
1995            10.65         0.14           0.49           0.63         (0.11)           --              (0.11)
1996            11.17         0.09           0.71           0.80         (0.18)           --              (0.18)
1997            11.79         0.09           2.98           3.07         (0.06)          (0.32)           (0.38)

STRATEGIST
1993 (1)        10.00         0.06          (0.23)         (0.17)         --              --               --
1994             9.83         0.23          (0.20)          0.03         (0.13)           --              (0.13)
1995             9.73         0.24           1.49           1.73         (0.18)           --              (0.18)
1996            11.28         0.25           1.63           1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37           2.96           3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------
   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50 *       (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50 *       (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                   1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN    CAPITAL    DIVIDEND   VALUE-ADDED    GLOBAL
   VALUE      GROWTH     GROWTH       MARKET      EQUITY   STRATEGIST
----------  --------- ----------  ------------- --------  ------------
$0.31         $0.32      $0.47        $0.45       $0.05       $0.31


       Additionally, the following percentages of the income paid qualified for the dividends received deduction available to corporations:

 AMERICAN    CAPITAL    DIVIDEND                VALUE-ADDED   GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES      MARKET      EQUITY    STRATEGIST
----------  --------- ----------  ----------- -------------  -------- ------------
 5.58%         100%      99.92%      98.72%        74.37%      7.89%      19.47%

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer


CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286


TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.




ANNUAL REPORT
JULY 31, 1997


DEAN WITTER
RETIREMENT SERIES

DEAN WITTER RETIREMENT SERIES                        TWO WORLD TRADE CENTER,
                                                     NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the semiannual report on the operations of Dean Witter Retirement Series for the six-month period ended January 31, 1998.

Overall, the stock market was very generous to investors in 1997. However, in August the Dow Jones Industrial Average appeared to have peaked at 8,340. Bellwether multinational corporations such as Coca Cola began to guide earnings estimates downward for the first time in many years on the basis of slower growth and the currency impact from the turmoil in Asia. While the NASDAQ Composite and Mid-Cap indexes peaked in early October, and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) peaked in early December, uncertainty grew regarding earnings outlooks. Despite a flat to down fourth quarter for the various indexes, the stock market, as measured by the Dow
Jones Industrial Average, increased by more than 20 percent for the third year in a row for the first time ever. As year-end approached, historically defensive sectors such as consumer goods and utilities outperformed the overall market, while cyclical stocks lagged.

Over the past year the U.S. economy exhibited healthy growth with declining inflation and strong employment growth. In this environment the Federal Reserve Board periodically expressed concern that inflationary pressures could be on the rise. However, inflation remains in check. Accordingly, the Federal Reserve Board has left interest rates unchanged since March.

Demand for U.S. Treasury securities and the U.S. dollar increased as the crisis in Asia induced an investor flight-to-quality. With many of the Southeast Asian economies in turmoil, 1998 may see the United States inherit the deflationary aspect of those markets. According to many analysts, this could benefit the disinflationary trend here.

Real interest rates (market interest rates less inflation) in the United States remain above historical norms. A realization of this situation by

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

investors, combined with the probability of a surplus in the U.S. budget (leading to a reduction in the issuance of U.S. Treasury securities in 1998), could cause interest rates to continue to decline in the months to come.

In mid-summer, Asian currencies with values pegged to the U.S. dollar came under intense speculative attack. After sacrificing considerable reserves in an attempt to defend the fixed levels, central banks succumbed to the pressure and let their currencies float. These currencies then declined sharply relative to the dollar. Thailand triggered the crisis in July. Next the Philippines was affected, then Malaysia and Indonesia continued the trend in August. Hong Kong and the northeastern Asian countries appeared to be able to overcome the crisis, but pressure reemerged in October. Taiwan permitted a small further depreciation in its currency. The result was a sharp upward movement in Hong Kong interest rates, which severely affected its stock market given the significant exposure to bank and real-estate-related stocks. By the end of 1997 Korea had also succumbed to the currency assault.

Not one market was spared from the Asian crisis, not even the United States. Fears that the Federal Reserve Board might increase interest rates were virtually eliminated by the severity of financial disruptions in Asia. The turmoil in Asia brought with it a flight to quality into U.S. government securities and fears of a negative impact on the U.S. economy as its competitive pricing edge eroded. Furthermore, the Asian crisis caused concern as to whether demand for U.S. products would slow as well, eventually weakening the U.S. economy. Higher interest rates would exacerbate the Asian currency situation by making U.S.-dollar-denominated assets even more attractive. As the period progressed, investor sentiment shifted once again toward the increased probability of a move to lower interest rates. These factors combined to push interest rates on intermediate and longer maturities down far more than shorter-term securities. On January 30, 1998, 10-year Treasury notes were yielding 5.51 percent compared to 5.31 percent for two-year notes and 5.22 percent for six-month bills. While 10-year notes had declined 50 basis points over the six-month period under review, six-month bills were down only 9 basis points, pointing to a continued complacency over future inflation.

After rising by about 25 basis points late in the first quarter of 1997, money market yields held remarkably stable during the remainder of the year and through January 1998. The target rate for federal funds remained constant at 5.5 percent from March 25, 1997, through the end of January. Overall economic conditions in the United States continue to be excellent, with inflation remaining quite moderate. The unemployment rate reached a 24-year low during the year.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

Despite Europe's sharp falls in October following the currency crisis in Asia, European markets generally made a steady recovery during November and December. Overall, 1997 was characterized by significant improvement in the economic environment across Europe. In the United Kingdom low interest rates combined with low inflation to result in strong economic growth and falling unemployment.

During the second half of the year Latin American markets, particularly Brazil and Argentina, suffered as a result of turmoil in the Asian emerging markets. Nevertheless, generally healthy economies and continued privatization programs provided investors with a higher degree of confidence that these markets would not be fundamentally disturbed by the situation in Asia.

LIQUID ASSET SERIES

As of January 31, 1998, Liquid Asset Series had assets of approximately $15 million, with an average maturity of 10 days. The Series' annualized net investment income for the period under review was 4.61 percent.

On January 31, 1998, approximately 82 percent of the portfolio of the Liquid Asset Series were invested in federal agency obligations and 18 percent in high-quality commercial paper. One hundred percent of the Series' assets were due to mature within one month.

We believe that Liquid Asset Series remains well positioned to meet its objective of stability of principle. The Series continues to be operated in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT MONEY MARKET SERIES

As of January 31, 1998, the U.S. Government Money Market Series had net assets totaling approximately $1.3 million, with an average maturity of 9 days. The Series' annualized net investment income for the six-month period under review was 4.53 percent. The Series' 30-day annualized yield for January was 4.48 percent.

On January 31, 1998, approximately 96 percent of U.S. Government Money Market Series' assets were invested in federal agency obligations, with the remaining 4 percent invested in U.S. Treasury bills. One hundred percent of the portfolio's assets were due to mature within one month.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We believe the Series is well positioned to meet its objective of security of principal, high current income and liquidity. We continue to operate the portfolio in a straight-forward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates change.

We do not expect the yields available in the money market in early 1998 to differ dramatically from those available during the second half of 1997.

U.S. GOVERNMENT SECURITIES SERIES

For the six-month period ended January 31, 1998, the U.S. Government Securities Series provided a total return of 4.53 percent compared to a total return of
4.53 percent for the Lipper Analytical Services, Inc. General U.S. Government Funds Index and 5.39 percent for the Lehman Brothers General U.S. Government Funds Index. The Series' performance includes income distributions totaling $0.290996 per share and a change in net asset value from $9.91 per share on July 31, 1997, to $10.06 per share at the end of the period. On January 31, 1998, the Series had net assets in excess of $9.1 million. Performance for the fiscal year reflected the volatility of the market and the overall declining interest-rate environment in 1997.

As of January 31, 1998, 81 percent of the Series' portfolio was invested in Government National Mortgage Association mortgage-backed securities (GNMAs). The balance of the Series' portfolio was invested in U.S. Treasury securities (19 percent). The Series' average duration stood at approximately 5.0 years. (Duration measures a bond fund's sensitivity to interest-rate fluctuations.)

We believe that GNMAs continue to offer significant long-term value. Also, in the current investment environment, they provide not only an incremental yield incentive over U.S. Treasury securities of similar maturity, but also the potential for attractive returns.

INTERMEDIATE INCOME SECURITIES SERIES

For the six-month period ended January 31, 1998, the Intermediate Income Series had a total return of 3.92 percent. This compares to a total return of 4.13 percent for the Lipper Analytical Services Intermediate Investment Grade Funds Index, and 4.16 percent for the Lehman Intermediate Government Corporate Bond Index.

The Series' performance during the six-month period under review was reflective of the fall in interest rates. The Series was negatively affected by the inability of its corporate holdings to perform as well as comparable Treasury maturities in the second part of the period. This is attributable primarily to anticipated fall-out from Asia onto U.S. corporations. Corporate performance was also constrained in January, from the impact on prices for outstanding debt of a record amount of new

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

issues coming to market. As a result, the three new securities purchased by the Series during the period, Citicorp, Dupont (E.I.) de Nemours & Co., Inc. and Salomon, Inc. (which account for approximately 14 percent of net assets), underperformed comparable Treasuries by 5 to 15 basis points, despite their strong creditworthiness. All three issues were rated at least "A" by the major rating services.

The Series' performance was aided by several transactions that resulted in a modest inter-period extension of maturity. This allowed the Series to benefit, to a greater extent, from the decline in interest rates. The Series also reduced its Treasury and utility holdings, while investments in the bank and finance sectors were increased. Temporary cash reserves were reduced early in the period and ended January at 3.5 percent of net assets compared to 7.7 percent on July 31, 1997.

On January 31, 1998, U.S. Treasuries comprised approximately 26 percent of the portfolio's holdings, with corporates accounting for the remainder (74 percent). The average maturity of the Series, including cash reserves, was 5.07 years, the average duration 3.97 years (duration gives investors an idea of a bond portfolio's sensitivity to interest rate fluctuations). The average quality rating was "A2." For the six-month period the Series paid dividends of $0.264433 per share.

AMERICAN VALUE SERIES

For the six-month period ended January 31, 1998, the American Value Series produced a total return of 5.52 percent compared to 3.55 percent for the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and 3.18 percent for the Lipper Analytical Services Inc. Growth Funds Index.

Based on recent analysis, the Series' portfolio manager expects U.S. economic growth to slow to the 2.25 percent range in 1998, with earnings in the vicinity of 5 percent. When earnings growth slips below the 10 percent range, the market's leadership typically shifts from economically sensitive issues to steady growth ones. In response, the Series has been tilted in this direction so that steady growth stocks currently represent 60 percent of net assets.

On the cyclical side, the Series' 17.6 percent weighting in technology stocks emphasizes software and services, which are more stable than other technology sectors during economic slowdowns. Holdings in this area include Microsoft Corp., Computer Associates International, Inc. and BMC Software, Inc. As of January 31, 1998, the Series had a 8.1 percent weighting in retail stocks, which is expected to be bolstered by a low unemployment level below 4.7 percent, and by real wage growth and lower sourcing costs. The Series' retail positions include Wal-Mart Stores, Inc. and Barnes & Noble, Inc.

On the growth side, the Series has increased its consumer staples weighting to
11.0 percent of net assets, emphasizing industries and companies with little or no South American or Asian exposure.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

This sector includes food chains such as Safeway, Inc., drugstores like Rite Aid Corp., and such selected food companies as Nabisco Holdings Corp. In the consumer/business services area, the Series continues to hold 12.5 percent of its net assets in the radio/cable and newspaper industries. Commitments in these sectors include Clear Channel Communications, Inc., CBS Corp., Comcast Corp. and Gannett Co., Inc.

Health care, which remains overweighted in the Series at 16.6 percent, reflects an emphasis on drugs, biotechnology and medical devices -- all industries with patent protection and pricing power. Companies in these areas include Lilly
(Eli) & Co., Pfizer, Inc., Centocor, Inc. and Guidant Corp. The Series has also maintained an overweighted position in interest-rate sensitive stocks, as evidenced by its 18.6 percent commitment to the financial sector, where the focus is on regional banks, brokerage houses, government agencies and utilities. A sample of some of these holdings includes Summit Bancorp, Travelers Group, Inc., and Fannie Mae.

Because an economic backdrop that is typically associated with falling interest rates and more difficult corporate earnings is expected to remain in place, we have established a four percent position in long-term U.S. Treasuries.

CAPITAL GROWTH SERIES

For the six-month period ended January 31, 1998, the Capital Growth Series produced a return of -3.37 percent. This compares to a return of 3.55 percent for the S&P 500 Index and a return of 3.18 percent for the Lipper Analytical Services Growth Funds Index. Net assets of the Capital Growth Series totaled slightly more than $3.1 million as of the end of the period. At that time the Series owned 51 stocks.

The Series' weightings in small- and mid-cap stocks helped its performance during the first quarter of 1997. However, with the stock market setback late in 1997, many small- and mid-cap issues failed to match the performance of large-cap stocks recorded during the second quarter. Though the Series outperformed the S&P 500 in the first half of the year, its greater than 50 percent exposure to mid-and small-cap stocks resulted in its underperforming the index in the second half of the year. Additionally, many of the Series' holdings in the mid-cap area were in the technology and oil-service sectors, among the two areas that saw most of the significant price declines during the second quarter of 1997. Both of these sectors had been overweighted. Earnings disappointments in a few key companies also dampened performance.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

We remain optimistic regarding Capital Growth Series' prospects for 1998. Stocks in the portfolio are expected to have nearly a 30 percent earnings per share growth rate for 1998 over 1997 and continue to have a very high return on equity of approximately 20 percent, with a beta that is not much greater than that of the overall markets.

DIVIDEND GROWTH SERIES

For the six-month period ended January 31, 1998, Dividend Growth Series had a total return of 0.88 percent, compared to a total return of 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. The Series' underperformance of its broad market indices was in large part due to exceptional strength in technology stocks at times, a sector which affords little or no current yield, and the Series' underweighting in financial stocks.

Net assets of Dividend Growth Series totaled approximately $106 million on January 31, 1998. As of January 31, 1998, the Series owned 38 equity issues spread across 30 different industry groups. One new portfolio position was established since our last report on July 31, 1997. A spinoff (a divestiture in which a parent company establishes a subdivision or separate corporation) from PepsiCo, Inc. during the period resulted in the receipt of shares of Tricon Global Restaurants, Inc. These shares were subsequently liquidated.

UTILITIES SERIES

For the period ended January 31, 1998, the first half of the fiscal year, the Utilities Series provided a total return of 14.05 percent compared to a total return of 13.31 percent for the average Lipper Analytical Services Utility Funds Index and 3.55 percent for the broad-based S&P 500.

During the past year, utilities benefited from a blend of improving industry fundamentals, a favorable interest-rate environment and ongoing industry-wide merger and acquisition activities. However, a primary event underpinning the strong performance of the Series during the period was the Southeast Asian economic crisis, which prompted a highly defensive investment mode in the U.S. market.

Given this utility-friendly investment environment, electric utilities were the primary beneficiaries of the cautious financial markets, with much of the impetus being a flight to quality and safety. Additionally, electric utilities continued to witness fair and balanced deregulation initiatives by many state utility commissions, which tempered investors concerns and strengthened shareholder confidence in this sector. Electric utility merger and acquisition activity was consistently evident throughout the year as many companies enhanced their earnings outlooks and expanded their product offerings and global presence in preparation for the new competitive environment. The

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

telecommunications sector also showed very healthy performance, benefiting from numerous merger and acquisition announcements. Furthermore, the telecom sector overall showed robust earnings growth, fueled by a strong economy and high-growth applications including wireless communications, data and selective international investments. While natural gas pricing was adversely effected by mild weather patterns toward the end of the year, the sectors overall market performance was enhanced by a combination of industry-wide merger activity and an expansion of diversified deregulated businesses.

Against this backdrop, the Utilities Series maintained a fully invested posture, reflecting the underlying defensive theme across the financial markets. Additionally, investor confidence continued to strengthen, due to the tempering of regulatory concerns and more visible growth fundamentals within the utility sectors. On January 31, 1998, 96 percent of the Series' assets were allocated to utility and utility-related equities with 4 percent held in cash. Within the equity component of the portfolio, 52 percent of assets were allocated to electric utilities, 25 percent to telecommunications and 19 percent to natural gas. Enhancing overall Series diversification are selective foreign securities, which account for 5 percent of assets, and a focus on the growth area of global telecommunications infrastructure.

We believe the Series remains uniquely diversified and structured to meet its objective of providing shareholders with above average current income and long-term growth of income and capital. Given the focus on Energy and Telecommunications, the Utilities Series is well positioned to benefit from the worldwide growth coming from globalization, privatization and strong product demand.

VALUE-ADDED MARKET SERIES

For the six-month period ended January 31, 1998, the Value-Added Series produced a total return of 1.52 percent compared to 3.55 percent for the S&P 500 and 2.37 percent for the Lipper Analytical Services, Inc. Growth and Income Funds Index. While the Series outperformed the S&P 500 during the third quarter of 1997, it fell behind in the fourth quarter as both small-cap and cyclical stocks came under pressure. Since inception on February 1, 1993, the Series has posted an average annual total return of 16.8 percent.

The Series invests in substantially all the stocks included in the S&P 500. Unlike the index, the Series weights all stock positions equally, thereby emphasizing the stocks of smaller- to medium-capitalized companies, which causes performance to differ from that of the S&P 500 Index.

Historically, the strategy employed by the Series has led to strong relative returns during periods when small-cap stocks have outperformed larger ones. However, over the past three years large-capitalization stocks have been market leaders overshadowing the solid returns provided by small-

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

and mid-cap stocks. We believe that we are now at a point in the economic cycle where small caps may once again be positioned to outperform. Many relative valuation measures, such as price-to-book, dividend yield and price-to-earnings ratios, suggest that small-cap issues are currently undervalued relative to large caps.

In addition, a continued strong U.S. dollar should reduce the relative earnings growth of large multinationals, thus making small- and mid-caps more attractive. Finally, because of the Asian currency crisis, investors in emerging markets may decide to reconsider the attractiveness of the domestic small- and mid-cap sectors. Such a scenario is expected to bode well for the equally weighted strategy employed by the Series.

GLOBAL EQUITY SERIES

For the six-month period ended January 31, 1998, the Global Equity Series had a total return of -6.07 percent. This compares to a total return of -3.59 percent for the Lipper Analytical Services Global Funds Index, a return of 3.55 percent for the S&P 500 and a return of -2.07 for the Morgan Stanley Capital International World Index (MSCI Index).

As stated earlier, global markets in general were captivated by the widespread plunge in Asian markets on the back of intense currency devaluations and ensuing economic turmoil in that part of the world. Most Asian markets dropped between 60 and 70 percent, with Indonesia and Korea being hit the hardest. Even the Hong Kong market, whose currency has not fluctuated in value, declined 44.5 percent and the Japanese market disappointed investors again, falling 21.6 percent. Japan's fragile economy slowed after the reversal of an income tax rebate and a hike in its consumption tax. Investors also focused on the fragility of Japan's financial system and the loss of credibility among politicians dealing with the economic slump.

The European equity markets, with the dual catalysts of weak domestic currencies and positive sentiment toward Economic and Monetary Union (EMU), mirrored the U.S. market's rally. The following countries had exceptionally strong performance during the period under review: Italy (24.90 percent), Spain (17.84 percent), Switzerland (11.95 percent) and the United Kingdom (10.90 percent). The following core European markets lagged behind: France (3.78 percent), Germany (-0.37 percent) and the Netherlands (-4.59 percent).

The Series' underperformance versus the MSCI Index is attributable to its geographic allocation, which had more significant exposure to Japan and Asia than the index. In response to the continuing market decline in Japan and the economic crisis in the rest of Asia, the Series has since reduced

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

exposure to those markets. The Series' asset allocation targets now are 38 percent of net assets in Europe, 35 percent in the United States, 6 percent in Japan, emerging Asia and Latin America and 1 percent in other markets deemed to be attractive. The balance will be held in cash.

STRATEGIST SERIES

The Strategist Series posted a total return of 0.28 percent for the six-month period ended January 31, 1998, versus 2.94 percent for the Lipper Analytical Services Flexible Funds Index. Over the same period, the S&P 500 posted a total return of 3.55 percent and the Lehman Brothers Government/Corporate Bond Index posted a total return of 5.12 percent.

The Series' underperformance for the period under review, August 1997 to January 1998, was due to our asset allocation, which favored stocks and underweighted bonds. For the six-month period, the Strategist Series maintained an asset allocation target of 70 percent equities, 20 percent U.S. government and corporate bonds and 10 percent cash equivalents. This was a change from the first half of 1997 when the Series was positioned at roughly a 50 percent/50 percent stock and bond/cash blend. The move was made because of our view that corporate earnings growth would continue at an above average pace, therefore leading us to take a more aggressive approach toward the equity markets. The untimely currency crises in Indonesia, Singapore, Malaysia, and Thailand had the compounding negative effect of pummeling technology stocks and causing a rapid and significant flight to quality bond rally.

While the outperformance of bonds tied to the Asian Pacific crisis may have affected our strategy during the second half of the year, January 1998 has been a good month for the equity market. We would expect this trend to continue through the first quarter of 1998, at the very least, and provide improved returns to our shareholders based on our current allocation target.

The equity portion of the portfolio features an emphasis on the U.S. consumer, who is enjoying unprecedented financial liquidity tied to low unemployment and declining mortgage rates. We hold a number of retailers (Pier 1 Imports, Inc. and Kmart Corp.), consumer products companies (Colgate-Palmolive Co. and Kellogg Co.) and leisure-time service providers (Walt Disney Co.). The Series also holds significant exposure to technology, financial services and energy stocks.

The fixed-income portion of the portfolio is well diversified among both government and corporate issuers, varying in maturities, interest rates and duration. At the end of the period, the Series' bond portfolio (21 issues in all) had an average maturity of 9 1/4 years, an average yield of 6.25 percent and an average duration of 5 1/3 years.

DEAN WITTER RETIREMENT SERIES
LETTER TO THE SHAREHOLDERS JANUARY 31, 1998, CONTINUED

As the equity market continues to outperform other asset classes, we will gradually seek opportunities to decrease our exposure to stocks and raise our weightings to bonds and cash, protecting profits while continuing to seek attractive long-term total returns.

LOOKING AHEAD

We expect U.S. economic growth to remain relatively healthy in early 1998, with the Federal Reserve Board unlikely to raise interest rates. However, the central bank may need to reassess its current complacent stance on monetary policy during the year, should inordinately strong economic growth cause an unacceptable increase in inflation.

Asia's reestablishment of currency stability is paramount in order for the region's stock markets to make a sustainable recovery. Although the situation in Asia and its impact on European corporate earnings will continue to be monitored carefully, the underlying fundamentals of the European markets remain positive.

We appreciate your support of Dean Witter Retirement Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/  CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)




                                                                        ANNUALIZED
PRINCIPAL                                                                YIELD ON
AMOUNT IN                                                                DATE OF        MATURITY
THOUSANDS                                                                PURCHASE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------
           COMMERCIAL PAPER (18.5%)
           AUTOMOTIVE - FINANCE (8.3%)
$    700   Chrysler Financial Corp....................................     5.50%        02/12/98       $   698,721
     500   Ford Motor Credit Co.......................................     5.50         02/13/98           499,012
                                                                                                       -----------
                                                                                                         1,197,733
                                                                                                       -----------
           FINANCE - COMMERCIAL (3.4%)
     500   CIT Group Holdings, Inc....................................     5.50         02/27/98           497,953
                                                                                                       -----------
           FINANCE - CONSUMER (3.4%)
     500   American Express Credit Corp...............................     5.51         02/20/98           498,478
                                                                                                       -----------
           FINANCE - DIVERSIFIED (3.4%)
     500   General Electric Capital Corp..............................     5.50         02/06/98           499,543
                                                                                                       -----------

           TOTAL COMMERCIAL PAPER
           (AMORTIZED COST $2,693,707)...............................................................    2,693,707
                                                                                                       -----------

           U.S. GOVERNMENT AGENCIES (82.0%)
   1,920   Federal Farm Credit Bank...................................  5.43-5.45   02/04/98-02/18/98    1,916,911
   5,255   Federal Home Loan Mortgage Corp............................  5.44-5.57   02/02/98-02/04/98    5,253,204
   1,770   Federal National Mortgage Association......................  5.42-5.44   02/09/98-02/25/98    1,765,271
   1,000   Student Loan Marketing Association.........................     5.39         02/02/98           999,701
   2,000   Tennessee Valley Authority.................................     5.39         02/11/98         1,996,712
                                                                                                       -----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $11,931,799)..............................................................   11,931,799
                                                                                                       -----------




TOTAL INVESTMENTS
(AMORTIZED COST $14,625,506) (a)...........................................................  100.5%    14,625,506

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.5)       (71,178)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 14,554,328
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



                                                                         ANNUALIZED
PRINCIPAL                                                                 YIELD ON
AMOUNT IN                                                                 DATE OF        MATURITY
THOUSANDS                                                                 PURCHASE         DATE           VALUE
------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT AGENCIES (95.3%)
$   520    Federal Farm Credit Bank....................................  5.41-5.37%  02/04/98-02/11/98  $  519,377
    520    Federal Home Loan Banks.....................................     5.39         02/11/98          519,147
    240    Federal Home Loan Mortgage Corp.............................     5.57         02/02/98          239,926
                                                                                                        ----------

           TOTAL U.S. GOVERNMENT AGENCIES
           (AMORTIZED COST $1,278,450)................................................................   1,278,450
                                                                                                        ----------

           U.S. GOVERNMENT OBLIGATION (3.7%)
     50    U.S. Treasury Bill
             (AMORTIZED COST $49,964)..................................     5.32         02/05/98           49,964
                                                                                                        ----------



TOTAL INVESTMENTS
(AMORTIZED COST $1,328,414) (a).............................................................   99.0%    1,328,414

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    1.0        13,475
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 1,341,889
                                                                                              ------  -----------
                                                                                              ------  -----------


---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



PRINCIPAL
AMOUNT IN                                                                            COUPON      MATURITY
THOUSANDS                                                                            RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.2%)
           Government National Mortgage Assoc. I (69.0%)
$  2,569     ......................................................................  7.00%   11/15/23-03/15/27  $2,607,904
   3,588     ......................................................................  7.50    01/15/24-01/15/27   3,694,826
                                                                                                                ----------
                                                                                                                 6,302,730
                                                                                                                ----------
     932   Government National Mortgage Assoc. II (10.3%)..........................  7.00        03/20/26          943,806
                                                                                                                ----------
     900   Resolution Funding Corp Zero Coupon Strips (5.9%).......................  0.00        04/15/07          534,384
                                                                                                                ----------

           U.S. Treasury Notes (13.0%)
     100     ......................................................................  5.625       01/31/98           99,969
   1,050     ......................................................................  6.375       09/30/01        1,083,201
                                                                                                                ----------
                                                                                                                 1,183,170
                                                                                                                ----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $8,706,194).......................................................................   8,964,090
                                                                                                                ----------

           SHORT-TERM INVESTMENT (1.7%)
           REPURCHASE AGREEMENT
     158   The Bank of New York
             (dated 01/30/98;
             proceeds $158,237) (a)
             (IDENTIFIED COST $158,166)............................................  5.375       02/02/98          158,166
                                                                                                                ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $8,864,360) (b).....................................................................   99.9%    9,122,256

OTHER ASSETS IN EXCESS OF LIABILITIES................................................................    0.1         6,187
                                                                                                       ------  -----------

NET ASSETS...........................................................................................  100.0%  $ 9,128,443
                                                                                                       ------  -----------
                                                                                                       ------  -----------


---------------------

(a) Collateralized by $115,874 U.S. Treasury Bond 8.75% due 08/15/20 valued at $161,330.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $264,269 and the aggregate gross unrealized depreciation is $6,373, resulting in net unrealized appreciation of $257,896.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)



PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           CORPORATE BONDS (69.9%)
           AUTOMOBILE - RENTALS (4.4%)
$   100    Hertz Corp.......................................................................   6.00%   01/15/03  $   99,883
                                                                                                                 ----------
           AUTOMOTIVE - FINANCE (1.2%)
     25    General Motors Acceptance Corp...................................................   8.40    10/15/99      26,049
                                                                                                                 ----------
           BANK HOLDING COMPANIES (4.6%)
    100    Citicorp.........................................................................   7.125   09/01/05     104,775
                                                                                                                 ----------
           BANKS (10.9%)
    100    Bank One Corp....................................................................   7.60    05/01/07     108,623
    100    Shawmut Bank Connecticut, N.A....................................................   8.625   02/15/05     112,915
     25    Star Bank N.A....................................................................   6.375   03/01/04      25,207
                                                                                                                 ----------
                                                                                                                    246,745
                                                                                                                 ----------
           BROKERAGE (9.0%)
    100    Bear Stearns Companies, Inc......................................................   6.75    08/15/00     101,909
    100    Salomon, Inc.....................................................................   6.50    03/01/00     101,019
                                                                                                                 ----------
                                                                                                                    202,928
                                                                                                                 ----------
           CHEMICALS - DIVERSIFIED (4.5%)
    100    Dupont (E.I.) de Nemours & Co., Inc..............................................   6.50    09/01/02     102,621
                                                                                                                 ----------
           CHEMICALS - SPECIALTY (4.5%)
    100    Millennium America, Inc..........................................................   7.00    11/15/06     101,489
                                                                                                                 ----------
           DATA PROCESSING (4.6%)
    100    Oracle Corp......................................................................   6.91    02/15/07     103,316
                                                                                                                 ----------
           FINANCIAL (9.1%)
    100    Ikon Capital Inc.................................................................   6.73    06/15/01     102,350
    100    Nac Re Corp......................................................................   8.00    06/15/99     102,820
                                                                                                                 ----------
                                                                                                                    205,170
                                                                                                                 ----------
           FOREIGN GOVERNMENT (4.4%)
    100    State of Israel..................................................................   6.375   12/15/05      98,683
                                                                                                                 ----------
           LEISURE (4.8%)
    100    Royal Caribbean Cruises..........................................................   8.25    04/01/05     109,214
                                                                                                                 ----------
           MANUFACTURING (2.2%)
     50    Reebok International Ltd. (United Kingdom).......................................   6.75    09/15/05      50,081
                                                                                                                 ----------
           PAPER & FOREST PRODUCTS (4.5%)
    100    Noranda Forest, Inc. (Canada)....................................................   6.875   11/15/05     102,122
                                                                                                                 ----------
           TEXTILES (1.2%)
     25    Burlington Industries, Inc.......................................................   7.25    09/15/05      25,896
                                                                                                                 ----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $1,537,322)........................................................................   1,578,972
                                                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                                     COUPON   MATURITY
THOUSANDS                                                                                      RATE      DATE      VALUE
---------------------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATIONS (24.8%)
$   100    U.S. Treasury Note...............................................................   6.125%  03/31/98  $  100,112
    100    U.S. Treasury Note...............................................................   6.625   06/30/01     103,776
    300    U.S. Treasury Note...............................................................   5.875   11/30/01     304,776
     50    U.S. Treasury Note...............................................................   6.25    01/31/02      51,480
                                                                                                                 ----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $549,070)..........................................................................     560,144
                                                                                                                 ----------

           SHORT-TERM INVESTMENT (a) (3.3%)
           U.S. GOVERNMENT AGENCY
     75    Federal Home Loan Mortgage Corp.
             (AMORTIZED COST $74,989).......................................................   6.00    02/02/98      74,989
                                                                                                                 ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $2,161,381) (b)......................................................................   98.0%    2,214,105

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES........................................................    2.0        45,526
                                                                                                        ------  -----------

NET ASSETS............................................................................................  100.0%  $ 2,259,631
                                                                                                        ------  -----------
                                                                                                        ------  -----------


---------------------

(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $54,790 and the aggregate gross unrealized depreciation is $2,066, resulting in net unrealized appreciation of $52,724.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (93.5%)
           AGRICULTURE RELATED (0.9%)
   2,000   Dekalb Genetics Corp. (Class B).........................................................  $    54,750
   7,333   Delta & Pine Land Co....................................................................      219,990
   2,000   Pioneer Hi-Bred International, Inc......................................................      200,125
                                                                                                     -----------
                                                                                                         474,865
                                                                                                     -----------
           AUTO RELATED (0.1%)
   2,000   Budget Group, Inc. (Class A)*...........................................................       69,875
                                                                                                     -----------
           BANKS (6.9%)
   5,000   AmSouth Bancorporation..................................................................      270,000
   1,200   City National Corp......................................................................       39,825
   1,000   Comerica, Inc...........................................................................       94,375
 200,000   Credito Italiano SpA (Italy)............................................................      746,959
   4,200   Crestar Financial Corp..................................................................      220,500
  17,000   Hibernia Corp. (Class A)................................................................      324,062
   5,000   Mellon Bank Corp........................................................................      301,875
   6,500   Northern Trust Corp.....................................................................      437,531
   4,000   PNC Bank Corp...........................................................................      206,250
   1,000   Southtrust Corp.........................................................................       56,437
   2,000   Summit Bancorp..........................................................................      100,000
   2,000   Union Planters Corp.....................................................................      123,000
   1,500   Wells Fargo & Co........................................................................      463,500
   2,000   Westamerica Bancorporation..............................................................      190,000
                                                                                                     -----------
                                                                                                       3,574,314
                                                                                                     -----------
           BIOTECHNOLOGY (2.2%)
   1,000   Arterial Vascular Engineering, Inc.*....................................................       73,250
  13,000   Centocor, Inc.*.........................................................................      520,812
   3,000   Genzyme Corp. General Division*.........................................................       80,062
   4,000   Gilead Sciences, Inc.*..................................................................      162,000
   7,000   IDEC Pharmaceuticals Corp.*.............................................................      292,250
                                                                                                     -----------
                                                                                                       1,128,374
                                                                                                     -----------
           BUILDING & CONSTRUCTION (0.3%)
   7,000   D.R. Horton, Inc........................................................................      138,250
                                                                                                     -----------
           CABLE/CELLULAR (4.1%)
  16,000   Comcast Corp. (Class A Special).........................................................      499,000
   4,000   Comcast Corp. (Class A).................................................................      124,250
   7,000   Cox Communications, Inc. (Class A)*.....................................................      258,125
   7,000   HSN, Inc.*..............................................................................      333,375
  12,000   Tele-Communications, Inc. (Class A)*....................................................      336,000


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   9,000   Time Warner, Inc........................................................................  $   577,687
                                                                                                     -----------
                                                                                                       2,128,437
                                                                                                     -----------
           CAPITAL GOODS (0.6%)
   4,000   General Electric Co.....................................................................      310,000
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (2.5%)
   7,000   CIENA Corp.*............................................................................      385,437
   5,000   Cisco Systems, Inc.*....................................................................      315,312
   3,000   Lucent Technologies Inc.................................................................      265,500
   4,000   Nokia Corp. (ADR) (Finland).............................................................      304,000
                                                                                                     -----------
                                                                                                       1,270,249
                                                                                                     -----------
           COMPUTER EQUIPMENT (0.7%)
   4,000   SCI Systems, Inc.*......................................................................      174,000
   4,000   Sun Microsystems, Inc.*.................................................................      191,750
                                                                                                     -----------
                                                                                                         365,750
                                                                                                     -----------
           COMPUTER SOFTWARE (8.6%)
   5,000   Arbor Software Corp.*...................................................................      187,812
   4,500   BMC Software, Inc.*.....................................................................      304,875
   3,000   CBT Group PLC (ADR) (Ireland)*..........................................................      272,250
   1,000   Citrix Systems, Inc.*...................................................................       68,750
  10,000   Computer Associates International, Inc..................................................      531,875
  11,000   Compuware Corp.*........................................................................      429,000
   7,000   Electronic Arts, Inc.*..................................................................      251,562
   5,000   Legato Systems, Inc.*...................................................................      229,375
   7,000   Manugistics Group, Inc.*................................................................      281,750
   4,000   Microsoft Corp.*........................................................................      596,750
  13,000   PeopleSoft, Inc.*.......................................................................      455,812
   6,000   Platinum Technology, Inc.*..............................................................      168,000
   1,000   SAP AG (Pref.) (Germany)................................................................      363,040
   6,000   Veritas Software Corp.*.................................................................      294,750
                                                                                                     -----------
                                                                                                       4,435,601
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (3.9%)
   9,000   Alberto-Culver Co. (Class B)............................................................      266,625
   6,000   Clorox Co...............................................................................      459,750
   8,000   Heinz (H.J.) Co.........................................................................      443,500
   5,000   Keebler Foods Co.*......................................................................      137,500
   6,000   Nabisco Holdings Corp. (Class A)........................................................      248,250
   3,000   Procter & Gamble Co.....................................................................      235,125
   2,500   Quaker Oats Company (The)...............................................................      134,375
   2,000   Sara Lee Corp...........................................................................      109,125
                                                                                                     -----------
                                                                                                       2,034,250
                                                                                                     -----------
           CONSUMER BUSINESS SERVICES (4.5%)
   8,000   Automatic Data Processing, Inc..........................................................      478,500
  19,224   Cendant Corp.*..........................................................................      651,213
  10,000   Corrections Corp. of America*...........................................................      368,750

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Paychex, Inc............................................................................  $   478,750
   8,000   Sysco Corp..............................................................................      358,000
                                                                                                     -----------
                                                                                                       2,335,213
                                                                                                     -----------
           CONSUMER PRODUCTS (7.1%)
  10,000   Albertson's, Inc........................................................................      476,875
   4,600   CVS Corp................................................................................      301,587
   5,000   Dominick's Supermarkets, Inc.*..........................................................      198,125
  15,000   Fred Meyer, Inc.*.......................................................................      553,125
  15,000   Kroger Co.*.............................................................................      586,875
   8,000   Rite Aid Corp...........................................................................      499,500
   8,000   Safeway, Inc.*..........................................................................      531,500
  15,600   Walgreen Co.............................................................................      516,750
                                                                                                     -----------
                                                                                                       3,664,337
                                                                                                     -----------
           DRUGS (7.6%)
  10,000   ALZA Corp. (Class A)*...................................................................      356,250
   5,000   Bristol-Myers Squibb Co.................................................................      498,437
   2,000   Cardinal Health, Inc....................................................................      154,875
   3,000   Dura Pharmaceuticals, Inc.*.............................................................      119,063
   8,000   Lilly (Eli) & Co........................................................................      540,000
   5,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      232,500
     160   Novartis AG (Switzerland)...............................................................      274,255
   6,300   Pfizer, Inc.............................................................................      516,206
   8,000   Schering-Plough Corp....................................................................      579,000
   4,200   Warner-Lambert Co.......................................................................      632,100
                                                                                                     -----------
                                                                                                       3,902,686
                                                                                                     -----------
           ENERGY (1.2%)
   4,200   Halliburton Co..........................................................................      188,738
   5,800   Schlumberger, Ltd.......................................................................      427,388
                                                                                                     -----------
                                                                                                         616,126
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (5.3%)
   2,000   American Express Co.....................................................................      167,375
   3,000   Associates First Capital Corp. (Class A)................................................      204,000
   2,200   Donaldson, Lufkin & Jenrette, Inc.......................................................      154,688
   6,350   Edwards (A.G.), Inc.....................................................................      240,506
   9,000   Fannie Mae..............................................................................      555,750
  12,000   Freddie Mac.............................................................................      534,000
   7,000   Hambrecht & Quist Group*................................................................      221,813
     500   Legg Mason, Inc.........................................................................       24,719
   4,000   Lehman Brothers Holdings, Inc...........................................................      217,250
   6,500   Paine Webber Group, Inc.................................................................      206,781
   4,000   Providian Financial Corp................................................................      195,500
                                                                                                     -----------
                                                                                                       2,722,382
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HEALTHCARE PRODUCTS & SERVICES (4.0%)
  12,000   HBO & Co................................................................................  $   627,750
  24,000   Health Management Associates, Inc. (Class A)*...........................................      574,500
  14,000   Healthsouth Corp.*......................................................................      314,125
  10,000   Renal Treatment Centers, Inc.*..........................................................      320,625
   9,000   Total Renal Care Holdings, Inc.*........................................................      218,813
                                                                                                     -----------
                                                                                                       2,055,813
                                                                                                     -----------
           INSURANCE (2.6%)
   6,000   Allstate Corp...........................................................................      531,000
   3,000   Equitable Companies, Inc................................................................      138,000
   2,100   Marsh & McLennan Companies, Inc.........................................................      155,138
   5,100   SunAmerica, Inc.........................................................................      204,956
   1,500   Torchmark Corp..........................................................................       62,344
   5,500   Travelers Group, Inc....................................................................      272,250
                                                                                                     -----------
                                                                                                       1,363,688
                                                                                                     -----------
           INTERNET (3.5%)
   8,000   America Online, Inc.*...................................................................      765,500
   6,000   Checkfree Holdings Corp.*...............................................................      147,000
  14,000   Excite, Inc.*...........................................................................      596,750
   5,000   Yahoo! Inc.*............................................................................      316,875
                                                                                                     -----------
                                                                                                       1,826,125
                                                                                                     -----------
           MEDIA GROUP (8.4%)
  22,000   CBS Corp................................................................................      658,625
  14,000   Chancellor Media Corp.*.................................................................      481,250
   7,000   Clear Channel Communications, Inc.*.....................................................      539,000
   5,000   Gannett Co., Inc........................................................................      302,500
   8,000   Jacor Communications, Inc.*.............................................................      400,000
   7,000   News Corp., Ltd. (ADR) (Australia)......................................................      174,125
  19,800   Outdoor Systems, Inc.*..................................................................      475,200
   7,300   Tribune Co..............................................................................      443,475
   8,000   Univision Communications, Inc. (Class A)*...............................................      305,000
   5,000   Viacom, Inc. (Class B)*.................................................................      208,750
   3,500   Walt Disney Co..........................................................................      372,969
                                                                                                     -----------
                                                                                                       4,360,894
                                                                                                     -----------
           MEDICAL SUPPLIES (2.8%)
   5,000   Becton, Dickinson & Co..................................................................      315,625
   8,500   Guidant Corp............................................................................      546,125
   7,300   Medtronic, Inc..........................................................................      372,756
   3,700   Sofamor Danek Group, Inc.*..............................................................      231,713
                                                                                                     -----------
                                                                                                       1,466,219
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (0.3%)
   2,000   Lincoln National Corp...................................................................  $   151,375
                                                                                                     -----------
           RESTAURANTS (0.7%)
  10,000   Cracker Barrel Old Country Store, Inc...................................................      346,250
                                                                                                     -----------
           RETAIL (8.1%)
   6,000   Barnes & Noble, Inc.*...................................................................      190,875
  20,000   Costco Companies, Inc.*.................................................................      867,500
     950   Dollar General Corp.....................................................................       34,556
  16,000   Family Dollar Stores, Inc...............................................................      510,000
   8,000   Gap, Inc................................................................................      312,500
   6,000   General Nutrition Companies, Inc.*......................................................      216,375
   9,500   Home Depot, Inc.........................................................................      572,969
   7,200   Lowe's Companies, Inc...................................................................      364,050
  12,000   Mattel, Inc.............................................................................      486,000
  10,000   Proffitt's, Inc.*.......................................................................      293,750
   8,200   Wal-Mart Stores, Inc....................................................................      326,975
                                                                                                     -----------
                                                                                                       4,175,550
                                                                                                     -----------
           SEMICONDUCTORS (1.1%)
   3,000   Linear Technology Corp..................................................................      198,000
   3,000   Maxim Integrated Products, Inc.*........................................................      103,875
   8,000   Micron Technology, Inc.*................................................................      277,000
                                                                                                     -----------
                                                                                                         578,875
                                                                                                     -----------
           TELECOMMUNICATIONS (2.0%)
   6,000   Ameritech Corp..........................................................................      257,625
   4,000   Intermedia Communications Inc.*.........................................................      246,000
   9,000   LCI International, Inc.*................................................................      258,188
   5,000   Teleport Communications Group Inc. (Class A)*...........................................      279,063
                                                                                                     -----------
                                                                                                       1,040,876
                                                                                                     -----------
           UTILITIES (3.5%)
  13,000   Consolidated Edison Co. of New York, Inc................................................      537,063
  30,000   DPL, Inc................................................................................      549,375
   5,000   GTE Corp................................................................................      272,813
   4,000   New York State Electric & Gas Corp......................................................      141,000
   5,000   SCANA Corp..............................................................................      140,938
   3,000   U.S. West Communications Group..........................................................      144,377
                                                                                                     -----------
                                                                                                       1,785,566
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $42,086,011)...........................................................  $48,321,940
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT OBLIGATION (4.0%)
$  1,900   U.S. Treasury Bond 6.375% due 08/15/27 (IDENTIFIED COST $1,918,109).....................  $ 2,040,220
                                                                                                     -----------

           SHORT-TERM INVESTMENT (a) (3.1%)
           U.S. GOVERNMENT AGENCY
   1,600   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98
             (IDENTIFIED COST $1,599,752)..........................................................    1,599,752
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $45,603,872) (b)..........................................................  100.6%    51,961,912

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.6)      (306,378)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 51,655,534
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,838,484 and the aggregate gross unrealized depreciation is $480,444, resulting in net unrealized appreciation of $6,358,040.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.3%)
           APPAREL & FOOTWEAR (0.9%)
     600   Nautica Enterprises, Inc.*...............................................................  $   16,800
     250   Tommy Hilfiger Corp.*....................................................................      10,891
                                                                                                      ----------
                                                                                                          27,691
                                                                                                      ----------
           BANKING (1.1%)
     600   State Street Corp........................................................................      33,600
                                                                                                      ----------
           BUILDING MATERIALS (2.6%)
   1,300   Southdown, Inc...........................................................................      81,981
                                                                                                      ----------
           CAPITAL GOODS (2.1%)
   1,500   Tyco International Ltd...................................................................      66,562
                                                                                                      ----------
           COMPUTER SOFTWARE (7.7%)
     600   Cadence Design Systems, Inc.*............................................................      16,800
     900   Computer Associates International, Inc...................................................      47,869
   1,000   Microsoft Corp.*.........................................................................     149,187
     800   Security Dynamics Technologies, Inc.*....................................................      28,200
                                                                                                      ----------
                                                                                                         242,056
                                                                                                      ----------
           COMPUTERS - SYSTEMS (3.3%)
   1,550   EMC Corp.*...............................................................................      50,472
   1,100   Sun Microsystems, Inc.*..................................................................      52,731
                                                                                                      ----------
                                                                                                         103,203
                                                                                                      ----------
           CONSUMER SERVICES (2.5%)
   3,000   AccuStaff, Inc.*.........................................................................      77,250
                                                                                                      ----------
           DRUGS (12.6%)
   1,500   Elan Corp. PLC (ADR) (Ireland)*..........................................................      77,906
   1,800   Medicis Pharmaceutical Corp. (Class A)*..................................................      83,700
   1,100   Pfizer, Inc..............................................................................      90,131
     600   Warner-Lambert Co........................................................................      90,300
   1,500   Watson Pharmaceuticals, Inc.*............................................................      55,125
                                                                                                      ----------
                                                                                                         397,162
                                                                                                      ----------
           ENVIRONMENTAL CONTROL (2.1%)
   4,000   Newpark Resources, Inc.*.................................................................      65,000
                                                                                                      ----------
           FINANCIAL - MISCELLANEOUS (11.8%)
     200   Household International, Inc.............................................................      24,900
   2,900   MBNA Corp................................................................................      90,081
   2,000   Providian Financial Corp.................................................................      97,750
   2,000   SunAmerica, Inc..........................................................................      80,375
   1,600   Travelers Group, Inc.....................................................................      79,200
                                                                                                      ----------
                                                                                                         372,306
                                                                                                      ----------
           HEALTHCARE PRODUCTS & SERVICES (2.1%)
   1,100   Express Scripts, Inc. (Class A)*.........................................................      67,375
                                                                                                      ----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HOME BUILDING (0.8%)
     700   Oakwood Homes Corp.......................................................................  $   25,156
                                                                                                      ----------
           HOSPITAL MANAGEMENT (3.7%)
   2,800   Quorum Health Group, Inc.*...............................................................      70,000
   1,000   Universal Health Services, Inc. (Class B)*...............................................      46,625
                                                                                                      ----------
                                                                                                         116,625
                                                                                                      ----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (2.3%)
   1,500   Ethan Allen Interiors, Inc...............................................................      71,812
                                                                                                      ----------
           INSURANCE (5.2%)
   1,800   Conseco, Inc.............................................................................      82,350
   1,200   MGIC Investment Corp.....................................................................      81,150
                                                                                                      ----------
                                                                                                         163,500
                                                                                                      ----------
           MACHINERY - DIVERSIFIED (2.3%)
   1,400   Deere & Co...............................................................................      73,850
                                                                                                      ----------
           MEDIA (2.4%)
   1,000   Clear Channel Communications, Inc.*......................................................      77,000
                                                                                                      ----------
           OIL DRILLING & SERVICES (1.3%)
   1,300   R & B Falcon Corp.*......................................................................      39,325
                                                                                                      ----------
           OIL EQUIPMENT & SERVICES (3.5%)
   5,250   Global Industries Ltd.*..................................................................      76,453
   1,700   Varco International, Inc.*...............................................................      34,850
                                                                                                      ----------
                                                                                                         111,303
                                                                                                      ----------
           RESTAURANTS (1.2%)
   1,000   Starbucks Corp.*.........................................................................      36,562
                                                                                                      ----------
           RETAIL - DEPARTMENT STORES (4.0%)
   2,700   Proffitt's, Inc.*........................................................................      79,313
   1,200   Stage Stores, Inc.*......................................................................      46,500
                                                                                                      ----------
                                                                                                         125,813
                                                                                                      ----------
           RETAIL - DRUG STORES (2.0%)
     750   Rite Aid Corp............................................................................      46,828
     500   Walgreen Co..............................................................................      16,563
                                                                                                      ----------
                                                                                                          63,391
                                                                                                      ----------
           RETAIL - FOOD CHAINS (4.8%)
   2,000   Kroger Co.*..............................................................................      78,250
   1,100   Safeway, Inc.*...........................................................................      73,081
                                                                                                      ----------
                                                                                                         151,331
                                                                                                      ----------
           RETAIL - GENERAL MERCHANDISE (2.7%)
   1,100   Consolidated Stores Corp.*...............................................................      45,238
   1,100   Dollar General Corp......................................................................      40,013
                                                                                                      ----------
                                                                                                          85,251
                                                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY (3.9%)
   1,200   CompUSA, Inc.*...........................................................................  $   37,125
   2,400   General Nutrition Companies, Inc.*.......................................................      86,550
                                                                                                      ----------
                                                                                                         123,675
                                                                                                      ----------
           RETAIL STORES (2.3%)
   2,600   Staples, Inc.*...........................................................................      70,850
                                                                                                      ----------
           TELECOMMUNICATIONS - LONG DISTANCE (2.7%)
   3,000   LCI International, Inc.*.................................................................      86,063
                                                                                                      ----------
           TELECOMMUNICATIONS - WIRELESS (2.4%)
   1,700   Airtouch Communications, Inc.*...........................................................      74,588
                                                                                                      ----------
           TELECOMMUNICATIONS EQUIPMENT (3.4%)
   2,100   Tellabs, Inc.*...........................................................................     107,363
                                                                                                      ----------
           UTILITIES - ELECTRIC (2.6%)
   1,900   AES Corp.*...............................................................................      81,344
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $2,757,715).............................................................   3,218,988
                                                                                                      ----------



PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (1.9%)
           U.S. GOVERNMENT AGENCY
$     60   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $59,990).............  $   59,990
                                                                                                      ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $2,817,705) (b)............................................................  104.2%    3,278,978

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS..............................................   (4.2)     (133,479)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 3,145,499
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $505,750 and the aggregate gross unrealized depreciation is $44,477, resulting in net unrealized appreciation of $461,273.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (102.1%)
           AEROSPACE (2.7%)
  55,000   Raytheon Co. (Class B).................................................................  $  2,866,875
                                                                                                    ------------
           ALUMINUM (2.8%)
  39,000   Aluminum Co. of America................................................................     2,978,625
                                                                                                    ------------
           AUTOMOTIVE (5.5%)
  82,000   Chrysler Corp..........................................................................     2,854,625
  58,000   Ford Motor Co..........................................................................     2,958,000
                                                                                                    ------------
                                                                                                       5,812,625
                                                                                                    ------------
           BANKS (2.5%)
  45,500   NationsBank Corp.......................................................................     2,730,000
                                                                                                    ------------
           BANKS - MONEY CENTER (2.7%)
  41,000   BankAmerica Corp.......................................................................     2,913,562
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (2.7%)
  80,500   PepsiCo Inc............................................................................     2,903,031
                                                                                                    ------------
           CHEMICALS (5.4%)
  50,500   Du Pont (E.I.) de Nemours & Co., Inc...................................................     2,859,562
  48,500   Eastman Chemical Co....................................................................     2,888,781
                                                                                                    ------------
                                                                                                       5,748,343
                                                                                                    ------------
           COMPUTERS - SYSTEMS (2.6%)
  28,300   International Business Machines Corp...................................................     2,792,856
                                                                                                    ------------
           CONGLOMERATES (5.4%)
  34,000   Minnesota Mining & Manufacturing Co....................................................     2,839,000
  72,000   Tenneco, Inc...........................................................................     2,920,500
                                                                                                    ------------
                                                                                                       5,759,500
                                                                                                    ------------
           DRUGS (2.7%)
  28,500   Bristol-Myers Squibb Co................................................................     2,841,094
                                                                                                    ------------
           DRUGS & HEALTHCARE (2.7%)
  41,000   Abbott Laboratories....................................................................     2,903,312
                                                                                                    ------------
           ELECTRIC - MAJOR (2.8%)
  38,000   General Electric Co....................................................................     2,945,000
                                                                                                    ------------
           ENERGY (2.7%)
  46,000   Kerr-McGee Corp........................................................................     2,880,750
                                                                                                    ------------
           FOODS (5.2%)
  53,200   Quaker Oats Company (The)..............................................................     2,859,500
  46,500   Unilever NV (ADR) (Netherlands)........................................................     2,653,406
                                                                                                    ------------
                                                                                                       5,512,906
                                                                                                    ------------


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           MACHINERY - AGRICULTURAL (2.6%)
  53,000   Deere & Co.............................................................................  $  2,795,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.8%)
  42,000   Honeywell, Inc.........................................................................     2,942,625
                                                                                                    ------------
           METALS - MISCELLANEOUS (2.7%)
  44,500   Phelps Dodge Corp......................................................................     2,931,438
                                                                                                    ------------
           NATURAL GAS (2.7%)
  69,000   Enron Corp.............................................................................     2,859,188
                                                                                                    ------------
           OFFICE EQUIPMENT (2.7%)
  64,000   Pitney Bowes, Inc......................................................................     2,936,000
                                                                                                    ------------
           OIL - DOMESTIC (5.4%)
  34,500   Amoco Corp.............................................................................     2,807,438
  55,000   Ashland, Inc...........................................................................     2,901,250
                                                                                                    ------------
                                                                                                       5,708,688
                                                                                                    ------------
           OIL - INTEGRATED - INTERNATIONAL (2.6%)
  46,200   Exxon Corp.............................................................................     2,740,238
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (2.7%)
  57,300   Weyerhaeuser Co........................................................................     2,854,256
                                                                                                    ------------
           PHOTOGRAPHY (2.7%)
  44,000   Eastman Kodak Co.......................................................................     2,871,000
                                                                                                    ------------
           RAILROADS (2.7%)
  54,000   CSX Corp...............................................................................     2,862,000
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (2.7%)
  54,000   May Department Stores Co...............................................................     2,838,375
                                                                                                    ------------
           RETAIL - FOOD CHAINS (2.7%)
 131,000   American Stores Co.....................................................................     2,849,250
                                                                                                    ------------
           STEEL (2.6%)
  87,000   Timken Co..............................................................................     2,805,750
                                                                                                    ------------
           TELECOMMUNICATIONS (5.4%)
  31,400   Bell Atlantic Corp.....................................................................     2,906,463
  48,500   Sprint Corp............................................................................     2,879,687
                                                                                                    ------------
                                                                                                       5,786,150
                                                                                                    ------------
           TOBACCO (2.7%)
  68,500   Philip Morris Companies, Inc...........................................................     2,842,750
                                                                                                    ------------
           UTILITIES - ELECTRIC (8.0%)
 109,400   Houston Industries, Inc................................................................     2,858,075
  66,700   New England Electric System............................................................     2,801,400

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
90,500     Unicom Corp............................................................................  $  2,805,500
                                                                                                    ------------
                                                                                                       8,464,975
                                                                                                    ------------




TOTAL INVESTMENTS
(IDENTIFIED COST $87,103,223) (a).........................................................  102.1%    108,676,912

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (2.1)     (2,235,582)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0%  $ 106,441,330
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $22,005,652 and the aggregate gross unrealized depreciation is $431,963, resulting in net unrealized appreciation of $21,573,689.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.4%)
           NATURAL GAS (17.3%)
   4,000   Enron Corp...............................................................................  $  165,750
   4,000   KeySpan Energy Corp......................................................................     136,250
   5,000   MCN Corp.................................................................................     185,000
   2,000   Mobil Corp...............................................................................     136,250
   3,000   Pacific Enterprises......................................................................     108,187
   5,000   Swift Energy Co.*........................................................................      90,000
   6,000   Williams Companies, Inc..................................................................     171,000
                                                                                                      ----------
                                                                                                         992,437
                                                                                                      ----------
           TELECOMMUNICATIONS (25.1%)
   4,000   BCE, Inc. (Canada).......................................................................     125,000
   2,500   BellSouth Corp...........................................................................     151,406
   5,000   Cincinnati Bell, Inc.....................................................................     179,375
   3,000   COLT Telecom Group plc (ADR) (United Kingdom)*...........................................     181,125
   4,000   GTE Corp.................................................................................     218,250
   4,000   LCI International, Inc.*.................................................................     114,750
   3,000   Sprint Corp..............................................................................     178,125
   2,000   Teleport Communications Group Inc. (Class A)*............................................     111,625
   5,000   WorldCom, Inc.*..........................................................................     179,062
                                                                                                      ----------
                                                                                                       1,438,718
                                                                                                      ----------
           UTILITIES - ELECTRIC (52.6%)
   3,000   AES Corp.*...............................................................................     128,437
   3,000   American Electric Power Co...............................................................     147,937
   3,000   CILCORP, Inc.............................................................................     134,250
   4,000   CINergy Corp.............................................................................     138,000
   4,000   CMS Energy Corp..........................................................................     170,250
   8,250   DPL, Inc.................................................................................     151,078
   4,000   DQE, Inc.................................................................................     130,750
   3,000   Duke Power Co............................................................................     162,563
   4,500   Edison International.....................................................................     120,938
   5,000   Florida Progress Corp....................................................................     191,563
   4,000   GPU, Inc.................................................................................     157,250
   4,000   MDU Resources Group, Inc.................................................................     119,500
   4,500   New Century Energies, Inc................................................................     205,031
   3,000   NIPSCO Industries, Inc...................................................................     153,188
   4,500   PacifiCorp...............................................................................     104,344
   4,000   Pinnacle West Capital Corp...............................................................     160,000
   5,000   Sierra Pacific Resources.................................................................     176,875
   6,000   Teco Energy, Inc.........................................................................     155,625


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   4,000   Utilicorp United, Inc....................................................................  $  141,500
   4,000   Western Resources, Inc...................................................................     163,000
                                                                                                      ----------
                                                                                                       3,012,079
                                                                                                      ----------
           WATER (2.4%)
   5,000   American Water Works Company, Inc........................................................     135,000
                                                                                                      ----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $4,211,298).............................................................   5,578,234
                                                                                                      ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.6%)
           REPURCHASE AGREEMENT
$    203   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $202,961) (a)
             (IDENTIFIED COST $202,870).............................................................     202,870
                                                                                                      ----------




TOTAL INVESTMENTS
(IDENTIFIED COST $4,414,168) (b)............................................................  101.0%    5,781,104

LIABILITIES IN EXCESS OF OTHER ASSETS.......................................................   (1.0)      (55,368)
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0%  $ 5,725,736
                                                                                              ------  -----------
                                                                                              ------  -----------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $201,162 U.S. Treasury Note 6.75% due 05/31/99 valued at $206,927.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,407,342 and the aggregate gross unrealized depreciation is $40,406, resulting in net unrealized appreciation of $1,366,936.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED)


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:



                                            COMMENCEMENT                                                   COMMENCEMENT
                                            OF OPERATIONS                                                  OF OPERATIONS
                                          -----------------                                              -----------------

Liquid Asset............................  December 30, 1992    Dividend Growth.........................    January 7, 1993
U.S. Government Money Market............   January 20, 1993    Utilities...............................    January 8, 1993
U.S. Government Securities..............    January 8, 1993    Value-Added Market......................   February 1, 1993
Intermediate Income Securities..........   January 12, 1993    Global Equity...........................    January 8, 1993
American Value..........................   February 1, 1993    Strategist..............................    January 7, 1993
Capital Growth..........................   February 2, 1993


The investment objectives of each Series are as follows:



        SERIES                               INVESTMENT OBJECTIVE

Liquid Asset             Seeks high current income, preservation of capital and
                         liquidity by investing in short-term money market
                         instruments.
U.S. Government Money    Seeks high current income, preservation of capital and
Market                   liquidity by investing primarily in money market instruments which are issued and/or guaranteed by the U.S. Government, its agencies or instrumentalities.
U.S. Government          Seeks high current income consistent with safety of principal
Securities               by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its
                         instrumentalities.
Intermediate Income      Seeks high current income consistent with safety of principal
Securities               by investing primarily in intermediate term, investment grade fixed-income securities.
American Value           Seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of
                         companies in industries which, at the time of investment, are believed to be undervalued in the marketplace.
Capital Growth           Seeks long-term capital growth by investing primarily in
                         common stocks.
Dividend Growth          Seeks to provide reasonable current income and long-term
                         growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
Utilities                Seeks to provide current income and long-term growth of
                         income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

        SERIES                               INVESTMENT OBJECTIVE
Value-Added Market       Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current
                         income. It seeks to achieve this objective by investing, on an equally weighted basis, in a diversified portfolio of
                         common stocks of the companies which are represented in the
                         Standard & Poor's 500 Composite Stock Price Index.
Global Equity            Seeks to provide a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective
                         through investments in all types of common stocks and
                         equivalents, preferred stocks and bonds and other debt
                         obligations of domestic and foreign companies, governments and international organizations.
Strategist               Seeks a high total investment return through a fully managed investment policy utilizing equity, investment grade fixed income and money market securities.


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS --  Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses were deferred and fully amortized by the Fund as of January 31, 1998.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market - 0.50%; U.S. Government Securities and Intermediate Income Securities - 0.65%; Dividend Growth and Utilities - 0.75%; American Value, Capital Growth and Strategist - 0.85%; and Global Equity - 1.0%.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period August 1, 1997 through January 31, 1998, the Investment Manager has continued to waive its management fee and reimburse expenses to the extent they exceeded 1.00% of daily net assets of each Series. The waiver and reimbursement of expenses will continue until June 30, 1998. At January 31, 1998, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the six months ended January 31, 1998 were as follows:



                                               U.S. GOVERNMENT SECURITIES           OTHER
                                               --------------------------  ------------------------
                                                             SALES/MATURITIES/            SALES/
                                                PURCHASES    PREPAYMENTS    PURCHASES   MATURITIES
                                               ------------  ------------  -----------  -----------
Liquid Asset.................................  $465,238,660  $458,417,760  $40,745,922  $53,567,782
U.S. Government Money Market.................   135,205,272  137,983,856       --           --
U.S. Government Securities...................     2,685,761    4,370,987       --           --
Intermediate Income Securities...............       102,766      401,500       412,593      247,738
American Value...............................     5,697,516    2,979,522    63,095,393   71,417,357
Capital Growth...............................       --           --          3,007,969    3,284,177
Dividend Growth..............................       --           --         13,779,275   20,449,245
Utilities....................................       --           --          1,133,934    1,575,346
Value-Added Market...........................       --            14,947     1,464,974    3,171,601
Global Equity................................         8,407      --          6,994,819    8,140,516
Strategist...................................       632,891      889,618    12,838,780   12,657,535


Included in the aforementioned sales/maturities of portfolio securities of Value-Added Market are common stock sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $14,436, including realized gains of $8,276.

Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:



                                                    AMERICAN   DIVIDEND
                                                     VALUE      GROWTH
                                                    --------  ----------

Payable for investments purchased.................     --     $   99,113
                                                    --------  ----------
                                                    --------  ----------
Receivable for investments sold...................  $394,607  $1,094,766
                                                    --------  ----------
                                                    --------  ----------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

For the six months ended January 31, 1998, the following Series incurred brokerage commissions with DWR for portfolio transactions executed on behalf of such Series, as follows:



  AMERICAN    CAPITAL   DIVIDEND               GLOBAL
    VALUE     GROWTH     GROWTH    UTILITIES   EQUITY    STRATEGIST
  ---------  ---------  ---------  ---------  ---------  -----------

  $ 18,575   $1,326     $25,890    $ 3,453    $  5,113   $   18,419
  ---------  ---------  ---------  ---------  ---------  -----------
  ---------  ---------  ---------  ---------  ---------  -----------


Included at January 31, 1998 in the payable for investments purchased and receivable for investments sold were unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, as follows:



                                                    AMERICAN  CAPITAL
                                                     VALUE     GROWTH
                                                    --------  --------

Payable for investments purchased.................  $447,382  $ 16,640
                                                    --------  --------
                                                    --------  --------
Receivable for investments sold...................  $332,289  $ 25,517
                                                    --------  --------
                                                    --------  --------


For the six months ended January 31, 1998, the following Series incurred brokerage commissions with Morgan Stanley & Co., Inc. for portfolio transactions executed on behalf of such Series, as follows:



     AMERICAN VALUE        CAPITAL GROWTH       DIVIDEND GROWTH
  --------------------      -----------       --------------------

               $7,255         $404                  $645
               ------         ----                  ----
               ------         ----                  ----


Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At January 31, 1998 the following Series had approximate transfer agent fees and expenses payable as follows:



                                               INTERMEDIATE
   LIQUID    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME      AMERICAN
    ASSET     MONEY MARKET      SECURITIES      SECURITIES      VALUE
  ---------  ---------------  ---------------  ------------  -----------

   $5,700         $600            $1,040          $2,000       $2,000
   ------         ----            ------          ------       ------
   ------         ----            ------          ------       ------




   CAPITAL      DIVIDEND                          GLOBAL
   GROWTH        GROWTH          UTILITIES        EQUITY     STRATEGIST
  ---------  ---------------  ---------------  ------------  -----------

  $    100   $      1,500     $        730     $      650    $    2,000
  ---------        ------           ------         ------    -----------
  ---------        ------           ------         ------    -----------


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 for which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:



    U.S. GOVERNMENT         INTERMEDIATE
       SECURITIES        INCOME SECURITIES       GLOBAL EQUITY
  --------------------  --------------------  --------------------

          $500                $57,800               $900
          ----                -------               ----
          ----                -------               ----


At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:



                                                            TEMPORARY DIFFERENCES
                                                    --------------------------------------
                                                     POST-OCTOBER   CAPITAL LOSS DEFERRALS
                                                        LOSSES         FROM WASH SALES
                                                    --------------  ----------------------

U.S. Government Securities........................        -
Intermediate Income Securities....................        -                   -
American Value....................................                            -
Capital Growth....................................                            -
Dividend Growth...................................                            -
Value-Added Market................................                            -
Global Equity.....................................        -                   -
Strategist........................................                            -


Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1998, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)                        $    1.00    $ 0.02        --            $ 0.02        $(0.02)        --             $(0.02)
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT MONEY MARKET
1993 (2)                            1.00     --   ++      --             --           --             --             --
1994                                1.00      0.03        --              0.03         (0.03)        --              (0.03)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.04        --              0.04         (0.04)        --              (0.04)
1998*                               1.00      0.02        --              0.02         (0.02)        --              (0.02)
U.S. GOVERNMENT SECURITIES
1993(3)                            10.00      0.19        $ 0.07          0.26         (0.20)        --              (0.20)
1994                               10.06      0.44         (0.50)        (0.06)        (0.44)        --              (0.44)
1995                                9.56      0.56          0.15          0.71         (0.56)        --              (0.56)
1996                                9.71      0.55         (0.12)         0.43         (0.55)        --              (0.55)
1997                                9.59      0.56          0.34          0.90         (0.56)        $(0.02)         (0.58)
1998*                               9.91      0.29          0.15          0.44         (0.29)        --              (0.29)
INTERMEDIATE INCOME SECURITIES
1993(4)                            10.00      0.19         (0.02)         0.17         (0.19)        --              (0.19)
1994                                9.98      0.60         (0.57)         0.03         (0.60)        --              (0.60)
1995                                9.41      0.61          0.22          0.83         (0.61)        --              (0.61)
1996                                9.63      0.59         (0.21)         0.38         (0.59)         (0.01)         (0.60)
1997                                9.41      0.53          0.26          0.79         (0.53)        --              (0.53)
1998*                               9.67      0.26          0.11          0.37         (0.26)        --              (0.26)
AMERICAN VALUE
1993(5)                            10.00      0.06         (0.01)         0.05        --             --             --
1994                               10.05      0.03         (0.09)        (0.06)        (0.02)         (0.04)         (0.06)
1995                                9.93      0.14          3.15          3.29         (0.12)        --              (0.12)
1996                               13.10      0.09          1.17          1.26         (0.15)         (1.13)         (1.28)
1997                               13.08      0.02          5.12          5.14         (0.04)         (1.22)         (1.26)
1998*                              16.96      0.00          0.81          0.81         (0.02)         (3.48)         (3.50)



---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    + Calculated based on the net asset value as of the last business day of the period.
   ++      Includes dividends from net investment income of $0.004 per share.
   (a)     Not annualized.
   (b)     Annualized.
           Commencement of operations:
   (1)     December 30, 1992.
   (2)     January 20, 1993.
   (3)     January 8, 1993.
   (4)     January 12, 1993.
   (5)     February 1, 1993.


                       SEE NOTES TO FINANCIAL STATEMENTS


                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
LIQUID ASSET
1993(1)             $  1.00      1.77%(a)   $ 1,081     1.30%(b)        0.53%(b)    0.14%(b)       3.02%(b)     N/A         N/A
1994                   1.00      3.48         1,524     2.50**          0.99        --             3.49         N/A         N/A
1995                   1.00      5.90        35,631     1.16            4.96        --             6.12         N/A         N/A
1996                   1.00      5.44        42,753     0.65            5.05        0.33           5.37         N/A         N/A
1997                   1.00      4.57        21,213     1.04            4.43        1.00           4.47         N/A         N/A
1998*                  1.00      2.35(a)     14,554     1.30(b)         4.31(b)     1.00(b)        4.61(b)      N/A         N/A
U.S. GOVERNMENT
MONEY MARKET
1993 (2)               1.00      0.42(a)        125     2.50**(b)      (0.95)(b)    2.13(b)        0.83(b)      N/A         N/A
1994                   1.00      3.52           555     2.50**          0.82        --             3.32         N/A         N/A
1995                   1.00      5.86        10,695     2.50**          3.62        --             6.12         N/A         N/A
1996                   1.00      5.23         6,628     0.82            4.75        0.37           5.21         N/A         N/A
1997                   1.00      4.51         4,041     1.20            4.17        1.00           4.37         N/A         N/A
1998*                  1.00      2.31(a)      1,342     2.60(b)         2.93(b)     1.00(b)        4.53(b)      N/A         N/A
U.S. GOVERNMENT
SECURITIES
1993(3)               10.06      2.60(a)      1,756     1.81(b)         0.33(b)     0.18(b)        3.66(b)     --           N/A
1994                   9.56     (0.69)        2,954     2.50**          1.96        --             4.46          29%        N/A
1995                   9.71      7.72         4,209     2.36            3.49        --             5.85          14         N/A
1996                   9.59      4.49         8,651     1.48            4.70        0.63           5.55          47         N/A
1997                   9.91      9.70        10,496     1.55            5.24        1.00           5.79          89         N/A
1998*                 10.06      4.53(a)      9,128     1.68(b)         5.16(b)     1.00(b)        5.84(b)       28(a)      N/A
INTERMEDIATE
INCOME SECURITIES
1993(4)                9.98      1.67(a)        182     2.50**(b)       1.00(b)     1.62(b)        3.50(b)     --           N/A
1994                   9.41      0.26           460     2.50**          3.64        --             6.14          40         N/A
1995                   9.63      9.22           994     2.50**          4.08        --             6.58          37         N/A
1996                   9.41      3.95         4,172     1.58            5.01        0.72           5.87         142         N/A
1997                   9.67      8.63         2,456     2.00            4.50        1.00           5.50         132         N/A
1998*                  9.78      3.92(a)      2,260     3.20(b)         3.27(b)     1.00(b)        5.47(b)       24(a)      N/A
AMERICAN VALUE
1993(5)               10.05      0.50(a)        308     2.50**(b)      (0.66)(b)    0.74(b)        1.10(b)      121(a)      --
1994                   9.93     (0.59)        6,841     2.50**         (0.81)       --             1.69         136         --
1995                  13.10     33.48        22,581     1.42            0.39        --             1.81         234         --
1996                  13.08      9.83        40,321     1.18            0.23        0.65           0.76         301       $0.0543
1997                  16.96     41.62        54,214     1.21           (0.11)       1.00           0.10         261        0.0552
1998*                 14.27      5.52(a)     51,656     1.26(b)        (0.30)(b)    1.00(b)       (0.04)(b)     134(a)     0.0580





                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                               NET ASSET     NET
                                 VALUE    INVESTMENT   NET REALIZED   TOTAL FROM    DIVIDENDS     DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING    INCOME    AND UNREALIZED  INVESTMENT        TO             TO              AND
      YEAR ENDED JULY 31       OF PERIOD    (LOSS)     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)                        $   10.00    $(0.02)       $(1.10)       $(1.12)       --             --             --
1994                                8.88      0.13          0.45          0.58        $(0.04)        --             $(0.04)
1995                                9.42      0.10          1.77          1.87         (0.12)        --              (0.12)
1996                               11.17      0.07          1.55          1.62         (0.11)        $(0.07)         (0.18)
1997                               12.61     (0.03)         5.41          5.38         (0.01)         (0.32)         (0.33)
1998*                              17.66     (0.05)        (0.70)        (0.75)       --              (2.69)         (2.69)
DIVIDEND GROWTH
1993(1)                            10.00      0.13          0.58          0.71         (0.10)        --              (0.10)
1994                               10.61      0.28          0.37          0.65         (0.23)         (0.01)         (0.24)
1995                               11.02      0.34          2.13          2.47         (0.31)         (0.10)         (0.41)
1996                               13.08      0.32          1.76          2.08         (0.36)         (0.19)         (0.55)
1997                               14.61      0.33          5.60          5.93         (0.33)         (0.52)         (0.85)
1998*                              19.69      0.16         (0.05)         0.11         (0.19)         (2.07)         (2.26)
UTILITIES
1993(2)                            10.00      0.19          1.30          1.49         (0.14)        --              (0.14)
1994                               11.35      0.37         (0.95)        (0.58)        (0.34)         (0.01)         (0.35)
1995                               10.42      0.42          0.80          1.22         (0.37)         (0.02)         (0.39)
1996                               11.25      0.38          0.61          0.99         (0.45)        --              (0.45)
1997                               11.79      0.41          1.90          2.31         (0.32)        --              (0.32)
1998*                              13.78      0.19          1.73          1.92         (0.27)         (1.68)         (1.95)
VALUE-ADDED MARKET
1993(3)                            10.00      0.05          0.02          0.07         (0.04)        --              (0.04)
1994                               10.03      0.24          0.65          0.89         (0.11)        --              (0.11)
1995                               10.81      0.21          2.16          2.37         (0.26)         (0.12)         (0.38)
1996                               12.80      0.25          1.17          1.42         (0.22)         (0.07)         (0.29)
1997                               13.93      0.21          5.58          5.79         (0.25)         (0.63)         (0.88)
1998*                              18.84      0.08          0.18          0.26         (0.16)         (0.77)         (0.93)
GLOBAL EQUITY
1993(2)                            10.00      0.07         (0.03)         0.04        --             --             --
1994                               10.04      0.08          0.58          0.66         (0.05)        --              (0.05)
1995                               10.65      0.14          0.49          0.63         (0.11)        --              (0.11)
1996                               11.17      0.09          0.71          0.80         (0.18)        --              (0.18)
1997                               11.79      0.09          2.98          3.07         (0.06)         (0.32)         (0.38)
1998*                              14.48      0.05         (0.96)        (0.91)        (0.17)         (0.62)         (0.79)
STRATEGIST
1993(1)                            10.00      0.06         (0.23)        (0.17)       --             --             --
1994                                9.83      0.23         (0.20)         0.03         (0.13)        --              (0.13)
1995                                9.73      0.24          1.49          1.73         (0.18)        --              (0.18)
1996                               11.28      0.25          1.63          1.88         (0.34)         (0.22)         (0.56)
1997                               12.60      0.37          2.96          3.33         (0.28)         (0.48)         (0.76)
1998*                              15.17      0.18         (0.24)        (0.06)        (0.38)         (1.90)         (2.28)




---------------------
    *      For the six months ended January 31, 1998 (unaudited).
   **      After application of the Fund's expense limitation.
    + Calculated based on the net asset value as of the last business day of the period.
   (a)     Not annualized.
   (b)     Annualized.
           Commencement of operations:
   (1)     January 7, 1993.
   (2)     January 8, 1993.
   (3)     February 1, 1993.
   (4)     February 2, 1993.


                       SEE NOTES TO FINANCIAL STATEMENTS




                                                        RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                                ASSETS                     ASSETS
                                                        (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                               ASSUMED)                   ASSUMED)
                                                       ------------------------    -----------------------
                                           NET ASSETS                  NET                        NET
                   NET ASSET    TOTAL        END OF                 INVESTMENT                 INVESTMENT    PORTFOLIO    AVERAGE
                   VALUE END  INVESTMENT     PERIOD                   INCOME                     INCOME      TURNOVER    COMMISSION
                   OF PERIOD   RETURN+      (000'S)    EXPENSES       (LOSS)       EXPENSES      (LOSS)        RATE      RATE PAID
                   ---------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH
1993(4)             $  8.88    (11.20)%(a)  $   135     2.50**%(b)     (1.01)%(b)   1.97%(b)      (0.47)%(b)      2%(a)     --
1994                   9.42      6.57           215     2.50**         (0.98)       --             1.52          11         --
1995                  11.17     20.08           678     2.50**         (1.07)       --             1.43          20         --
1996                  12.61     14.58         1,988     2.50**         (1.24)       0.76           0.50          68       $0.0536
1997                  17.66     43.46         3,670     3.16           (2.38)       1.00          (0.22)        147        0.0575
1998*                 14.22     (3.37)(a)     3,145     2.66(b)        (2.39)(b)    1.00(b)       (0.73) (b)     92(a)     0.0558
DIVIDEND GROWTH
1993(1)               10.61      7.11(a)      2,417     2.50**(b)       0.61(b)     0.16(b)        2.89(b)        7(a)      --
1994                  11.02      6.13        12,821     1.51            1.78        --             3.29          13         --
1995                  13.08     23.07        35,404     1.14            2.34        --             3.48          29         --
1996                  14.61     16.09        69,763     1.00            2.07        0.63           2.44          18        0.0526
1997                  19.69     41.92       115,312     0.97            1.92        0.97           1.92          31        0.0537
1998*                 17.54      0.88(a)    106,441     0.95(b)         1.61(b)     0.95(b)        1.61(b)       12(a)     0.0518
UTILITIES
1993(2)               11.35     14.98(a)      1,334     2.50**(b)       1.59(b)     0.30(b)        3.79(b)        8(a)      --
1994                  10.42     (5.23)        3,860     2.50**          1.62        --             4.14           5         --
1995                  11.25     12.16         5,380     1.91            2.41        --             4.32          24         --
1996                  11.79      8.76         7,593     1.52            2.31        0.62           3.20          17        0.0508
1997                  13.78     19.87         5,391     1.78            1.85        1.00           2.63          89        0.0508
1998*                 13.75     14.05(a)      5,726     2.02(b)         1.54(b)     1.00(b)        2.56(b)       22(a)     0.0507
VALUE-ADDED MARKET
1993(3)               10.03      0.71(a)        640     2.50**(b)      (0.16)(b)    0.92(b)        1.42(b)        1(a)      --
1994                  10.81      8.89         5,133     1.82            0.70        --             2.53           8         --
1995                  12.80     22.65        14,080     1.22            1.33        --             2.55           7         --
1996                  13.93     11.19        20,379     0.78            1.58        0.47           1.89           8        0.0300
1997                  18.84     43.12        23,780     1.02            1.04        1.00           1.07          23        0.0300
1998*                 18.17      1.52(a)     21,828     0.93(b)         0.81(b)     0.93(b)        0.81(b)        7(a)     0.0300
GLOBAL EQUITY
1993(2)               10.04      0.40(a)        322     2.50**(b)      (0.90)(b)    1.00(b)        1.77(b)     --           --
1994                  10.65      6.54         2,020     2.50**          0.09        --             2.41           8         --
1995                  11.17      6.08         7,286     2.25            0.48        --             2.73          55         --
1996                  11.79      7.26        11,685     1.73           (0.15)       0.66           0.92          95        0.0500
1997                  14.48     26.66        19,797     1.85           (0.01)       1.00           0.84          80        0.0348
1998*                 12.78     (6.07)(a)    16,540     1.79(b)        (0.24)(b)    1.00(b)        0.55(b)       41(a)     0.0345
STRATEGIST
1993(1)                9.83     (1.70)(a)       551     2.50**(b)      (0.19)(b)    0.64(b)        1.67(b)       26(a)      --
1994                   9.73      0.12         1,276     2.50**          0.70        --             3.20          57         --
1995                  11.28     18.21         6,759     2.14            1.97        --             4.11         115         --
1996                  12.60     16.97        17,496     1.61            1.92        0.66           2.86         113        0.0525
1997                  15.17     27.35        26,459     1.40            2.50        1.00           2.90          90        0.0535
1998*                 12.83      0.28(a)     22,393     1.36(b)         1.54(b)     1.00(b)        1.90(b)       67(a)     0.0512

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.3%)
           ADVERTISING/MARKETING SERVICES (0.6%)
   1,000   Cognizant Corp..........................................................................  $    45,375
     900   Interpublic Group of Companies, Inc.....................................................       44,156
   1,000   Omnicom Group, Inc......................................................................       40,562
                                                                                                     -----------
                                                                                                         130,093
                                                                                                     -----------
           AEROSPACE & DEFENSE (0.8%)
     850   Boeing Co...............................................................................       40,428
     550   General Dynamics Corp...................................................................       47,437
     450   Lockheed Martin Corp....................................................................       46,828
     350   Northrop Grumman Corp...................................................................       42,919
                                                                                                     -----------
                                                                                                         177,612
                                                                                                     -----------
           AGRICULTURAL PRODUCTS (0.4%)
   2,105   Archer-Daniels-Midland Co...............................................................       44,337
     500   Pioneer Hi-Bred International, Inc......................................................       50,031
                                                                                                     -----------
                                                                                                          94,368
                                                                                                     -----------
           AIR FREIGHT (0.2%)
     700   Federal Express Corp.*..................................................................       45,544
                                                                                                     -----------
           AIRLINES (0.7%)
     300   AMR Corp.*..............................................................................       37,875
     350   Delta Air Lines, Inc....................................................................       39,944
   1,600   Southwest Airlines Co...................................................................       41,700
     700   US Airways Group Inc.*..................................................................       42,656
                                                                                                     -----------
                                                                                                         162,175
                                                                                                     -----------
           ALUMINUM (0.6%)
   1,400   Alcan Aluminium Ltd. (Canada)...........................................................       41,212
     600   Aluminum Co. of America.................................................................       45,825
     650   Reynolds Metals Co......................................................................       40,991
                                                                                                     -----------
                                                                                                         128,028
                                                                                                     -----------
           AUTO PARTS - AFTER MARKET (1.6%)
   1,850   Cooper Tire & Rubber Co.................................................................       44,516
   1,000   Dana Corp...............................................................................       50,125
   1,250   Echlin, Inc.............................................................................       44,453
   1,275   Genuine Parts Co........................................................................       42,314
     750   Goodyear Tire & Rubber Co...............................................................       46,969
   1,500   ITT Industries, Inc.....................................................................       46,505
   1,000   Snap-On, Inc............................................................................       39,187
     800   TRW, Inc................................................................................       40,700
                                                                                                     -----------
                                                                                                         354,769
                                                                                                     -----------
           AUTOMOBILES (0.6%)
   1,100   Chrysler Corp...........................................................................       38,294
     900   Ford Motor Co...........................................................................       45,900
     700   General Motors Corp.....................................................................       40,556
                                                                                                     -----------
                                                                                                         124,750
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           BANKS - MONEY CENTER (1.6%)
     700   BankAmerica Corp........................................................................  $    49,744
     450   Bankers Trust New York Corp.............................................................       46,941
     400   Chase Manhattan Corp....................................................................       42,875
     350   Citicorp................................................................................       41,650
     650   First Chicago NBD Corp..................................................................       48,506
     900   First Union Corp........................................................................       43,256
     400   Morgan (J.P.) & Co., Inc................................................................       40,475
     700   NationsBank Corp........................................................................       42,000
                                                                                                     -----------
                                                                                                         355,447
                                                                                                     -----------
           BANKS - REGIONAL (4.7%)
     800   Banc One Corp...........................................................................       44,700
     800   Bank of New York Co., Inc...............................................................       43,350
     550   BankBoston Corp.........................................................................       49,225
     650   BB & T Corp.............................................................................       38,309
     500   Comerica, Inc...........................................................................       47,187
     600   CoreStates Financial Corp...............................................................       45,900
     600   Fifth Third Bancorp.....................................................................       45,750
     700   Fleet Financial Group, Inc..............................................................       50,137
   1,200   Huntington Bancshares, Inc..............................................................       40,050
     700   KeyCorp.................................................................................       45,500
     800   Mellon Bank Corp........................................................................       48,300
     750   National City Corp......................................................................       45,141
     600   Northern Trust Corp.....................................................................       40,387
   1,200   Norwest Corp............................................................................       43,800
     800   PNC Bank Corp...........................................................................       41,250
     450   Republic New York Corp..................................................................       48,994
     700   State Street Corp.......................................................................       39,200
     800   Summit Bancorp..........................................................................       40,000
     700   SunTrust Banks, Inc.....................................................................       48,475
   1,200   Synovus Financial Corp..................................................................       39,525
     450   U.S. Bancorp............................................................................       49,275
     600   Wachovia Corp...........................................................................       46,650
     150   Wells Fargo & Co........................................................................       46,350
                                                                                                     -----------
                                                                                                       1,027,455
                                                                                                     -----------
           BEVERAGES - ALCOHOLIC (0.8%)
   1,100   Anheuser-Busch Companies, Inc...........................................................       49,431
     800   Brown-Forman Corp. (Class B)............................................................       41,400
   1,350   Coors (Adolph) Co. (Class B)............................................................       42,356
   1,100   Seagram Co. Ltd. (Canada)...............................................................       37,537
                                                                                                     -----------
                                                                                                         170,724
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.4%)
     650   Coca Cola Co............................................................................       42,087
   1,050   PepsiCo, Inc............................................................................       37,866
                                                                                                     -----------
                                                                                                          79,953
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
     800   Amgen Inc.*.............................................................................       39,950
                                                                                                     -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BROADCAST MEDIA (1.1%)
   1,500   CBS Corp................................................................................  $    44,906
     600   Clear Channel Communications, Inc.*.....................................................       46,200
   1,500   Comcast Corp. (Class A Special).........................................................       46,781
   1,700   Tele-Communications, Inc. (Class A)*....................................................       47,600
   1,700   U.S. West Media Group, Inc.*............................................................       50,469
                                                                                                     -----------
                                                                                                         235,956
                                                                                                     -----------
           BUILDING MATERIALS (0.6%)
     600   Armstrong World Industries Inc..........................................................       42,750
   1,000   Masco Corp..............................................................................       49,250
   1,400   Owens Corning...........................................................................       38,937
                                                                                                     -----------
                                                                                                         130,937
                                                                                                     -----------
           CHEMICALS (1.3%)
     550   Air Products & Chemicals, Inc...........................................................       44,034
     450   Dow Chemical Co.........................................................................       40,500
     700   Du Pont (E.I.) De Nemours & Co., Inc....................................................       39,637
     750   Eastman Chemical Co.....................................................................       44,672
   1,000   Praxair, Inc............................................................................       41,437
     450   Rohm & Haas Co..........................................................................       38,587
     900   Union Carbide Corp......................................................................       39,431
                                                                                                     -----------
                                                                                                         288,298
                                                                                                     -----------
           CHEMICALS - DIVERSIFIED (0.9%)
   2,200   Engelhard Corp..........................................................................       36,850
     600   FMC Corp.*..............................................................................       40,350
     950   Goodrich (B.F.) Co......................................................................       39,841
     900   Monsanto Co.............................................................................       42,694
     700   PPG Industries, Inc.....................................................................       40,162
                                                                                                     -----------
                                                                                                         199,897
                                                                                                     -----------
           CHEMICALS - SPECIALTY (1.5%)
   1,700   Ecolab, Inc.............................................................................       46,537
     500   Grace (W. R.) & Co......................................................................       39,281
     850   Great Lakes Chemical Corp...............................................................       37,134
     850   Hercules, Inc...........................................................................       40,109
     900   International Flavors & Fragrances, Inc.................................................       37,912
   1,300   Morton International, Inc...............................................................       42,900
   1,050   Nalco Chemical Co.......................................................................       39,375
   1,100   Sigma-Aldrich Corp......................................................................       42,625
                                                                                                     -----------
                                                                                                         325,873
                                                                                                     -----------
           COMMERCIAL & CONSUMER SERVICES (1.0%)
   1,000   Block (H.&R.), Inc......................................................................       43,875
   1,300   Cendant Corp.*..........................................................................       44,037
   1,400   Dun & Bradstreet Corp...................................................................       44,625
   2,900   Laidlaw, Inc. (Canada)..................................................................       41,325


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   1,200   Service Corp. International.............................................................  $    46,800
                                                                                                     -----------
                                                                                                         220,662
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (1.8%)
   1,600   Andrew Corp.*...........................................................................       44,000
   2,000   DSC Communications Corp.*...............................................................       40,000
   1,000   Harris Corp.............................................................................       47,625
     500   Lucent Technologies Inc.................................................................       44,250
     650   Motorola, Inc...........................................................................       38,634
   2,800   NextLevel Systems, Inc.*................................................................       48,650
   1,000   Northern Telecom Ltd. (Canada)..........................................................       45,125
   2,500   Scientific-Atlanta, Inc.................................................................       38,906
     800   Tellabs, Inc.*..........................................................................       40,900
                                                                                                     -----------
                                                                                                         388,090
                                                                                                     -----------
           COMPUTER - NETWORKING (0.7%)
   1,200   3Com Corp.*.............................................................................       39,675
   1,400   Bay Networks, Inc.*.....................................................................       38,062
   2,700   Cabletron Systems, Inc.*................................................................       38,981
     700   Cisco Systems, Inc.*....................................................................       44,144
                                                                                                     -----------
                                                                                                         160,862
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (2.2%)
   1,000   Adobe Systems, Inc......................................................................       38,437
   1,100   Autodesk, Inc...........................................................................       42,487
     800   Computer Associates International, Inc..................................................       42,550
     600   Computer Sciences Corp.*................................................................       50,925
     900   HBO & Co................................................................................       47,081
     300   Microsoft Corp.*........................................................................       44,756
   5,700   Novell, Inc.*...........................................................................       40,256
   1,800   Oracle Corp.*...........................................................................       41,850
     900   Parametric Technology Corp.*............................................................       45,675
     700   Shared Medical Systems Corp.............................................................       45,850
   2,700   Unisys Corp.*...........................................................................       44,550
                                                                                                     -----------
                                                                                                         484,417
                                                                                                     -----------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
   1,500   EMC Corp.*..............................................................................       48,844
   1,800   Seagate Technology, Inc.*...............................................................       41,737
                                                                                                     -----------
                                                                                                          90,581
                                                                                                     -----------
           COMPUTERS - SYSTEMS (1.8%)
   2,500   Apple Computer, Inc.*...................................................................       45,781
   1,384   COMPAQ Computer Corp....................................................................       41,606
   2,600   Data General Corp.*.....................................................................       40,137
     500   Dell Computer Corp.*....................................................................       49,719
     800   Digital Equipment Corp.*................................................................       45,250
     700   Hewlett-Packard Co......................................................................       42,000
     500   International Business Machines Corp....................................................       49,344


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   2,700   Silicon Graphics, Inc.*.................................................................  $    41,850
     900   Sun Microsystems, Inc.*.................................................................       43,144
                                                                                                     -----------
                                                                                                         398,831
                                                                                                     -----------
           CONSUMER - NONCYCLICAL (0.4%)
   1,000   American Greetings Corp. (Class A)......................................................       43,312
   1,800   Jostens, Inc............................................................................       40,612
                                                                                                     -----------
                                                                                                          83,924
                                                                                                     -----------
           CONTAINERS - METAL & GLASS (0.6%)
   1,400   Ball Corp...............................................................................       45,500
     900   Crown Cork & Seal Co., Inc..............................................................       44,550
   1,300   Owens-Illinois, Inc.*...................................................................       47,287
                                                                                                     -----------
                                                                                                         137,337
                                                                                                     -----------
           CONTAINERS - PAPER (0.7%)
   1,000   Bemis Company, Inc......................................................................       43,125
   3,100   Stone Container Corp....................................................................       39,525
     700   Temple-Inland, Inc......................................................................       38,850
     700   Union Camp Corp.........................................................................       40,031
                                                                                                     -----------
                                                                                                         161,531
                                                                                                     -----------
           DATA PROCESSING (0.8%)
     700   Automatic Data Processing, Inc..........................................................       41,869
   1,000   Ceridian Corp.*.........................................................................       45,312
   1,200   Equifax, Inc............................................................................       39,450
   1,500   First Data Corp.........................................................................       45,937
                                                                                                     -----------
                                                                                                         172,568
                                                                                                     -----------
           DISTRIBUTORS - FOOD & HEALTH (0.6%)
     600   Cardinal Health, Inc....................................................................       46,462
   1,000   Supervalu, Inc..........................................................................       43,875
     900   Sysco Corp..............................................................................       40,275
                                                                                                     -----------
                                                                                                         130,612
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,100   AMP, Inc................................................................................       44,000
     800   Emerson Electric Co.....................................................................       48,400
     600   General Electric Co.....................................................................       46,500
   1,000   General Signal Corp.....................................................................       39,000
     600   Honeywell, Inc..........................................................................       42,037
   1,100   Raychem Corp............................................................................       41,044
     800   Rockwell International Corp.............................................................       44,700
     800   Thomas & Betts Corp.....................................................................       39,500
                                                                                                     -----------
                                                                                                         345,181
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.2%)
     500   Grainger (W.W.), Inc....................................................................       48,125
                                                                                                     -----------
           ELECTRONICS - DEFENSE (0.2%)
     850   Raytheon Co. (Class B)..................................................................       44,306
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           ELECTRONICS - INSTRUMENTATION (0.6%)
   1,800   EG & G, Inc.............................................................................  $    43,425
     700   Perkin-Elmer Corp.......................................................................       41,300
   1,125   Tektronix, Inc..........................................................................       47,531
                                                                                                     -----------
                                                                                                         132,256
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS (1.1%)
   2,000   Advanced Micro Devices, Inc.*...........................................................       40,125
     500   Intel Corp..............................................................................       40,500
   1,700   LSI Logic Corp.*........................................................................       40,800
   1,350   Micron Technology, Inc.*................................................................       46,744
   1,400   National Semiconductor Corp.*...........................................................       39,375
     700   Texas Instruments, Inc..................................................................       38,237
                                                                                                     -----------
                                                                                                         245,781
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.6%)
   1,100   Fluor Corp..............................................................................       41,456
   1,700   Foster Wheeler Corp.....................................................................       40,800
   1,400   McDermott International, Inc............................................................       44,625
                                                                                                     -----------
                                                                                                         126,881
                                                                                                     -----------
           ENTERTAINMENT (0.8%)
     800   King World Productions Inc.*............................................................       47,350
     700   Time Warner, Inc........................................................................       44,931
   1,000   Viacom, Inc. (Class B)*.................................................................       41,750
     400   Walt Disney Co..........................................................................       42,625
                                                                                                     -----------
                                                                                                         176,656
                                                                                                     -----------
           FACILITIES & ENVIRONMENTAL SERVICES (0.2%)
   1,700   Safety-Kleen Corp.......................................................................       44,200
                                                                                                     -----------
           FINANCE - CONSUMER (1.3%)
     600   Beneficial Corp.........................................................................       46,575
   1,000   Countrywide Credit Industries, Inc......................................................       46,625
   2,100   Green Tree Financial Corp...............................................................       41,606
     400   Household International, Inc............................................................       49,800
   1,400   MBNA Corp...............................................................................       43,487
   1,000   Providian Financial Corp................................................................       48,875
                                                                                                     -----------
                                                                                                         276,968
                                                                                                     -----------
           FINANCE - DIVERSIFIED (1.7%)
     600   American Express Co.....................................................................       50,212
     700   American General Corp...................................................................       39,462
     800   Fannie Mae..............................................................................       49,400
   1,000   Freddie Mac.............................................................................       44,500
     700   MBIA Inc................................................................................       45,325
     700   MGIC Investment Corp....................................................................       47,337
     800   Morgan Stanley, Dean Witter, Discover & Co. (Note 3)....................................       46,700


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,050   SunAmerica, Inc.........................................................................  $    42,197
                                                                                                     -----------
                                                                                                         365,133
                                                                                                     -----------
           FOODS (2.5%)
     500   Bestfoods...............................................................................       48,750
     800   Campbell Soup Co........................................................................       42,800
   1,400   ConAgra, Inc............................................................................       44,275
     600   General Mills, Inc......................................................................       44,662
     800   Heinz (H.J.) Co.........................................................................       44,350
     750   Hershey Foods Corp......................................................................       47,766
     900   Kellogg Co..............................................................................       41,569
     800   Quaker Oats Company (The)...............................................................       43,000
     500   Ralston-Ralston Purina Group............................................................       46,937
     900   Sara Lee Corp...........................................................................       49,106
     800   Unilever NV (ADR) (Netherlands).........................................................       45,650
     600   Wrigley (Wm.) Jr. Co. (Class A).........................................................       44,362
                                                                                                     -----------
                                                                                                         543,227
                                                                                                     -----------
           FOOTWEAR (0.4%)
   1,000   Nike, Inc. (Class B)....................................................................       40,062
   1,400   Reebok International Ltd. (United Kingdom)*.............................................       37,362
                                                                                                     -----------
                                                                                                          77,424
                                                                                                     -----------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.4%)
   2,000   Harrah's Entertainment, Inc.*...........................................................       44,000
   1,700   Mirage Resorts, Inc.*...................................................................       39,206
                                                                                                     -----------
                                                                                                          83,206
                                                                                                     -----------
           GOLD & PRECIOUS METALS MINING (0.4%)
   2,000   Barrick Gold Corp. (Canada).............................................................       38,750
   7,300   Battle Mountain Gold Co.................................................................       41,062
                                                                                                     -----------
                                                                                                          79,812
                                                                                                     -----------
           HARDWARE & TOOLS (0.4%)
     900   Black & Decker Corp.....................................................................       43,369
   1,100   Stanley Works...........................................................................       48,675
                                                                                                     -----------
                                                                                                          92,044
                                                                                                     -----------
           HEALTHCARE - DIVERSIFIED (1.5%)
     650   Abbott Laboratories.....................................................................       46,028
   1,400   Allergan, Inc...........................................................................       47,600
     500   American Home Products Corp.............................................................       47,719
     400   Bristol-Myers Squibb Co.................................................................       39,875
     700   Johnson & Johnson.......................................................................       46,856
   1,300   Mallinckrodt Group, Inc.................................................................       46,069
     300   Warner-Lambert Co.......................................................................       45,150
                                                                                                     -----------
                                                                                                         319,297
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           HEALTHCARE - DRUGS (1.0%)
     700   Lilly (Eli) & Co........................................................................  $    47,250
     350   Merck & Co., Inc........................................................................       41,037
     600   Pfizer, Inc.............................................................................       49,162
   1,200   Pharmacia & Upjohn, Inc.................................................................       46,125
     600   Schering-Plough Corp....................................................................       43,425
                                                                                                     -----------
                                                                                                         226,999
                                                                                                     -----------
           HEALTHCARE - HMOS (0.4%)
   1,950   Humana, Inc.*...........................................................................       39,122
     850   United Healthcare Corp..................................................................       43,562
                                                                                                     -----------
                                                                                                          82,684
                                                                                                     -----------
           HEALTHCARE - LONG TERM (0.4%)
   1,800   Healthsouth Corp.*......................................................................       40,387
   1,400   Manor Care, Inc.........................................................................       48,562
                                                                                                     -----------
                                                                                                          88,949
                                                                                                     -----------
           HEALTHCARE SERVICES (0.2%)
   1,200   ALZA Corp. (Class A)*...................................................................       42,750
                                                                                                     -----------
           HEAVY DUTY TRUCKS & PARTS (0.6%)
     800   Cummins Engine Co., Inc.................................................................       42,800
   1,700   Navistar International Corp.*...........................................................       45,900
     800   PACCAR, Inc.............................................................................       40,200
                                                                                                     -----------
                                                                                                         128,900
                                                                                                     -----------
           HOME BUILDING (0.8%)
     700   Centex Corp.............................................................................       43,925
   1,000   Fleetwood Enterprises, Inc..............................................................       41,625
   1,700   Kaufman & Broad Home Corp...............................................................       43,775
   1,100   Pulte Corp..............................................................................       46,887
                                                                                                     -----------
                                                                                                         176,212
                                                                                                     -----------
           HOSPITAL MANAGEMENT (0.4%)
   1,600   Columbia/HCA Healthcare Corp............................................................       40,000
   1,300   Tenet Healthcare Corp.*.................................................................       44,850
                                                                                                     -----------
                                                                                                          84,850
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   1,200   Maytag Corp.............................................................................       46,125
     800   Whirlpool Corp..........................................................................       46,250
                                                                                                     -----------
                                                                                                          92,375
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE (1.1%)
     600   Clorox Co...............................................................................       45,975
     600   Colgate-Palmolive Co....................................................................       43,950
   1,100   Fort James Corp.........................................................................       47,231
     900   Kimberly-Clark Corp.....................................................................       46,969
     600   Procter & Gamble Co.....................................................................       47,025
                                                                                                     -----------
                                                                                                         231,150
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HOUSEWARES (0.8%)
   1,150   Fortune Brands, Inc.....................................................................  $    43,988
   1,200   Newell Co...............................................................................       49,275
   1,600   Rubbermaid, Inc.........................................................................       41,400
   1,500   Tupperware Corp.........................................................................       38,344
                                                                                                     -----------
                                                                                                         173,007
                                                                                                     -----------
           INSURANCE BROKERS (0.4%)
     825   Aon Corp................................................................................       46,045
     600   Marsh & McLennan Cos., Inc..............................................................       44,325
                                                                                                     -----------
                                                                                                          90,370
                                                                                                     -----------
           INVESTMENT BANKING/BROKERAGE (0.6%)
     750   Lehman Brothers Holdings, Inc...........................................................       40,734
     650   Merrill Lynch & Co., Inc................................................................       41,031
   1,200   Schwab (CHARLES) Corp...................................................................       43,800
                                                                                                     -----------
                                                                                                         125,565
                                                                                                     -----------
           LEISURE TIME - PRODUCTS (0.6%)
   1,350   Brunswick Corp..........................................................................       40,669
   1,400   Hasbro, Inc.............................................................................       48,300
   1,000   Mattel, Inc.............................................................................       40,500
                                                                                                     -----------
                                                                                                         129,469
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (1.2%)
     550   Aetna Inc...............................................................................       40,425
   1,000   Conseco, Inc............................................................................       45,750
     600   Jefferson-Pilot Corp....................................................................       49,013
   1,100   Torchmark Corp..........................................................................       45,719
     400   Transamerica Corp.......................................................................       41,100
   1,000   UNUM Corp...............................................................................       48,625
                                                                                                     -----------
                                                                                                         270,632
                                                                                                     -----------
           LODGING - HOTELS (0.6%)
   1,400   Hilton Hotels Corp......................................................................       39,638
     500   ITT Corp.*..............................................................................       40,000
     650   Marriot International, Inc..............................................................       44,931
                                                                                                     -----------
                                                                                                         124,569
                                                                                                     -----------
           MACHINERY - DIVERSIFIED (2.0%)
     700   Case Corp...............................................................................       40,819
     900   Caterpillar Inc.........................................................................       43,200
   1,700   Cincinnati Milacron, Inc................................................................       43,350
     800   Cooper Industries, Inc..................................................................       42,450
     800   Deere & Co..............................................................................       42,200
   1,400   Dover Corp..............................................................................       47,688
   1,100   Harnischfeger Industries, Inc...........................................................       38,500
   1,125   Ingersoll-Rand Co.......................................................................       44,719
     450   NACCO Industries, Inc. (Class A)........................................................       45,197
   1,400   Timken Co...............................................................................       45,150
                                                                                                     -----------
                                                                                                         433,273
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           MANUFACTURING - DIVERSIFIED (2.8%)
     850   Aeroquip-Vickers, Inc...................................................................  $    42,500
   1,100   AlliedSignal, Inc.......................................................................       42,831
   1,200   Corning, Inc............................................................................       40,800
   1,050   Crane Co................................................................................       45,347
     450   Eaton Corp..............................................................................       40,388
     800   Illinois Tool Works Inc.................................................................       44,550
     900   Johnson Controls, Inc...................................................................       45,619
     450   Minnesota Mining & Manufacturing Co.....................................................       37,575
     900   National Service Industries, Inc........................................................       45,000
   1,000   Tenneco, Inc............................................................................       40,563
     700   Textron, Inc............................................................................       41,869
   1,200   Thermo Electron Corp.*..................................................................       46,800
   1,000   Tyco International Ltd..................................................................       44,375
     600   United Technologies Corp................................................................       48,975
                                                                                                     -----------
                                                                                                         607,192
                                                                                                     -----------
           MANUFACTURING - SPECIALIZED (1.0%)
   1,100   Avery Dennison Corp.....................................................................       49,363
     900   Briggs & Stratton Corp..................................................................       39,656
   1,200   Millipore Corp..........................................................................       39,300
   1,900   Pall Corp...............................................................................       37,881
   1,000   Parker-Hannifin Corp....................................................................       43,688
                                                                                                     -----------
                                                                                                         209,888
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (2.0%)
   1,400   Bard (C.R.), Inc........................................................................       43,400
   1,000   Bausch & Lomb, Inc......................................................................       42,875
     800   Baxter International, Inc...............................................................       44,550
     800   Becton, Dickinson & Co..................................................................       50,500
   1,500   Biomet, Inc.............................................................................       42,938
     800   Boston Scientific Corp.*................................................................       40,600
     700   Guidant Corp............................................................................       44,975
     900   Medtronic, Inc..........................................................................       45,956
   1,300   St. Jude Medical, Inc.*.................................................................       42,250
   1,400   United States Surgical Corp.............................................................       39,988
                                                                                                     -----------
                                                                                                         438,032
                                                                                                     -----------
           METALS & MINING (1.4%)
   1,800   ASARCO, Inc.............................................................................       40,050
   2,600   Cyprus Amax Minerals Co.................................................................       40,950
   2,700   Freeport-McMoran Copper & Gold, Inc. (Class B)..........................................       39,656
   3,900   Homestake Mining Co.....................................................................       37,050
   2,200   Inco Ltd. (Canada)......................................................................       39,050
   1,300   Newmont Mining Corp.....................................................................       37,050
     600   Phelps Dodge Corp.......................................................................       39,525
   2,800   Placer Dome Inc. (Canada)...............................................................       36,050
                                                                                                     -----------
                                                                                                         309,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           MULTI-LINE INSURANCE (1.2%)
     400   American International Group, Inc.......................................................  $    44,125
     250   CIGNA Corp..............................................................................       42,391
     550   Hartford Financial Services Group Inc...................................................       49,500
     650   Lincoln National Corp...................................................................       49,197
     400   Loews Corp..............................................................................       39,925
     900   Travelers Group, Inc....................................................................       44,550
                                                                                                     -----------
                                                                                                         269,688
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.4%)
   2,600   Moore Corp. Ltd. (Canada)...............................................................       39,000
   1,000   Pitney Bowes, Inc.......................................................................       45,875
                                                                                                     -----------
                                                                                                          84,875
                                                                                                     -----------
           OIL & GAS - EXPLORATION & PRODUCTION (0.2%)
     450   Burlington Northern Santa Fe Corp.......................................................       39,038
                                                                                                     -----------
           OIL & GAS - REFINING & MARKETING (0.4%)
     900   Ashland, Inc............................................................................       47,475
   1,300   Sun Co., Inc............................................................................       50,375
                                                                                                     -----------
                                                                                                          97,850
                                                                                                     -----------
           OIL & GAS DRILLING (1.3%)
   1,100   Baker Hughes, Inc.......................................................................       42,419
   1,150   Dresser Industries, Inc.................................................................       41,113
     900   Halliburton Co..........................................................................       40,444
   1,500   Helmerich & Payne, Inc..................................................................       38,344
   1,500   Rowan Companies, Inc.*..................................................................       39,563
     600   Schlumberger, Ltd.......................................................................       44,213
     700   Western Atlas, Inc.*....................................................................       43,619
                                                                                                     -----------
                                                                                                         289,715
                                                                                                     -----------
           OIL - EXPLORATION & PRODUCTION (0.8%)
     700   Anardarko Petroleum Corp................................................................       41,300
   1,200   Apache Corp.............................................................................       39,750
   1,037   Burlington Resources, Inc...............................................................       44,332
   1,700   Oryx Energy Co.*........................................................................       40,800
                                                                                                     -----------
                                                                                                         166,182
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.7%)
     750   Amerada Hess Corp.......................................................................       41,016
     600   Atlantic Richfield Co...................................................................       44,625
     650   Kerr-McGee Corp.........................................................................       40,706
   1,600   Occidental Petroleum Corp...............................................................       40,800
     650   Pennzoil Co.............................................................................       42,006
   1,000   Phillips Petroleum Co...................................................................       44,000
   1,700   Union Pacific Resources Group, Inc......................................................       38,038


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   1,200   Unocal Corp.............................................................................  $    41,250
   1,350   USX-Marathon Group......................................................................       45,309
                                                                                                     -----------
                                                                                                         377,750
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (1.1%)
     500   Amoco Corp..............................................................................       40,688
     550   Chevron Corp............................................................................       41,147
     700   Exxon Corp..............................................................................       41,519
     600   Mobil Corp..............................................................................       40,875
     800   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................       41,000
     800   Texaco, Inc.............................................................................       41,650
                                                                                                     -----------
                                                                                                         246,879
                                                                                                     -----------
           PAPER & FOREST PRODUCTS (1.8%)
   1,200   Boise Cascade Corp......................................................................       38,400
     800   Champion International Corp.............................................................       40,950
     700   Georgia-Pacific Corp....................................................................       38,588
     900   International Paper Co..................................................................       41,119
   2,100   Louisiana-Pacific Corp..................................................................       42,131
   1,200   Mead Corp...............................................................................       39,000
     900   Potlatch Corp...........................................................................       40,050
   1,200   Westvaco Corp...........................................................................       38,925
     800   Weyerhaeuser Co.........................................................................       39,850
   1,200   Willamette Industries, Inc..............................................................       40,200
                                                                                                     -----------
                                                                                                         399,213
                                                                                                     -----------
           PERSONAL CARE (0.6%)
   1,600   Alberto-Culver Co. (Class B)............................................................       47,400
     700   Avon Products, Inc......................................................................       42,000
     450   Gillette Co.............................................................................       44,438
                                                                                                     -----------
                                                                                                         133,838
                                                                                                     -----------
           PHOTOGRAPHY/IMAGING (0.8%)
     700   Eastman Kodak Co........................................................................       45,675
   1,600   Ikon Office Solutions, Inc..............................................................       50,400
   1,000   Polaroid Corp...........................................................................       41,063
     550   Xerox Corp..............................................................................       44,206
                                                                                                     -----------
                                                                                                         181,344
                                                                                                     -----------
           PROPERTY - CASUALTY INSURANCE (1.6%)
     500   Allstate Corp...........................................................................       44,250
     600   Chubb Corp..............................................................................       45,563
     300   Cincinnati Financial Corp...............................................................       38,250
     200   General Re Corp.........................................................................       41,625
     400   Progressive Corp........................................................................       43,750
     900   SAFECO Corp.............................................................................       44,944
     500   St. Paul Companies, Inc.................................................................       43,500
   2,000   USF&G Corp..............................................................................       47,625
                                                                                                     -----------
                                                                                                         349,507
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PUBLISHING (0.8%)
     950   Dow Jones & Co., Inc....................................................................  $    47,738
     700   McGraw-Hill, Inc........................................................................       48,869
   1,100   Meredith Corp...........................................................................       43,106
     750   Times Mirror Co. (Class A)..............................................................       43,219
                                                                                                     -----------
                                                                                                         182,932
                                                                                                     -----------
           PUBLISHING - NEWSPAPER (0.8%)
     700   Gannett Co., Inc........................................................................       42,350
     800   Knight-Ridder Newspapers, Inc...........................................................       44,050
     600   New York Times Co. (Class A)............................................................       39,038
     850   Tribune Co..............................................................................       51,638
                                                                                                     -----------
                                                                                                         177,076
                                                                                                     -----------
           RAILROADS (0.5%)
     750   CSX Corp................................................................................       39,750
   1,250   Norfolk Southern Corp...................................................................       39,453
     650   Union Pacific Corp......................................................................       39,000
                                                                                                     -----------
                                                                                                         118,203
                                                                                                     -----------
           RESTAURANTS (0.8%)
   3,500   Darden Restaurants, Inc.................................................................       44,188
     850   McDonald's Corp.........................................................................       40,056
   1,500   TRICON Global Restaurants, Inc.*........................................................       40,875
   1,850   Wendy's International, Inc..............................................................       41,278
                                                                                                     -----------
                                                                                                         166,397
                                                                                                     -----------
           RETAIL - BUILDING SUPPLIES (0.6%)
     700   Home Depot, Inc.........................................................................       42,219
     900   Lowe's Companies, Inc...................................................................       45,506
   1,400   Sherwin-Williams Co.....................................................................       39,900
                                                                                                     -----------
                                                                                                         127,625
                                                                                                     -----------
           RETAIL - COMPUTERS & ELECTRONICS (0.4%)
   1,200   Circuit City Stores, Inc................................................................       40,950
   1,200   Tandy Corp..............................................................................       46,500
                                                                                                     -----------
                                                                                                          87,450
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.5%)
   1,200   Dillard Department Stores, Inc. (Class A)...............................................       42,150
   1,200   Federated Department Stores, Inc.*......................................................       50,850
     850   Harcourt General, Inc...................................................................       45,316
     850   May Department Stores Co................................................................       44,678
     750   Mercantile Stores Co., Inc..............................................................       44,625
     900   Nordstrom, Inc..........................................................................       45,731
     700   Penney (J.C.) Co., Inc..................................................................       47,163
                                                                                                     -----------
                                                                                                         320,513
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           RETAIL - DRUG STORES (0.8%)
     600   CVS Corp................................................................................  $    39,338
   1,500   Longs Drug Stores Corp..................................................................       43,406
     700   Rite Aid Corp...........................................................................       43,706
   1,400   Walgreen Co.............................................................................       46,375
                                                                                                     -----------
                                                                                                         172,825
                                                                                                     -----------
           RETAIL - FOOD CHAINS (1.2%)
     900   Albertson's, Inc........................................................................       42,919
   1,800   American Stores Co......................................................................       39,150
   1,400   Giant Food, Inc. (Class A)..............................................................       45,588
   1,600   Great Atlantic & Pacific Tea Co., Inc...................................................       45,600
   1,200   Kroger Co.*.............................................................................       46,950
     900   Winn-Dixie Stores, Inc..................................................................       43,875
                                                                                                     -----------
                                                                                                         264,082
                                                                                                     -----------
           RETAIL - GENERAL MERCHANDISE (1.0%)
   1,000   Costco Companies, Inc.*.................................................................       43,375
     600   Dayton-Hudson Corp......................................................................       43,163
   3,900   Kmart Corp.*............................................................................       42,900
     900   Sears, Roebuck & Co.....................................................................       41,456
   1,100   Wal-Mart Stores, Inc....................................................................       43,863
                                                                                                     -----------
                                                                                                         214,757
                                                                                                     -----------
           RETAIL - SPECIALTY (1.0%)
   1,600   AutoZone, Inc.*.........................................................................       43,900
   1,000   Consolidated Stores Corp.*..............................................................       41,125
   1,800   Pep Boys-Manny, Moe & Jack..............................................................       39,375
   1,600   Toys 'R' Us, Inc.*......................................................................       42,900
   2,000   Woolworth Corp.*........................................................................       43,500
                                                                                                     -----------
                                                                                                         210,800
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL (0.8%)
   9,500   Charming Shoppes, Inc.*.................................................................       38,000
   1,200   Gap, Inc................................................................................       46,875
   1,700   Limited (The), Inc......................................................................       45,050
   1,300   TJX Companies, Inc......................................................................       44,038
                                                                                                     -----------
                                                                                                         173,963
                                                                                                     -----------
           SAVINGS & LOAN COMPANIES (0.6%)
     800   Ahmanson (H.F.) & Co....................................................................       46,650
     500   Golden West Financial Corp..............................................................       42,219
     700   Washington Mutual, Inc..................................................................       44,975
                                                                                                     -----------
                                                                                                         133,844
                                                                                                     -----------
           SEMICONDUCTOR EQUIPMENT (0.4%)
   1,200   Applied Materials, Inc.*................................................................       39,300
   1,000   KLA-Tencor Corp.*.......................................................................       37,500
                                                                                                     -----------
                                                                                                          76,800
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           SPECIALTY PRINTING (0.6%)
   1,200   Deluxe Corp.............................................................................  $    39,600
   1,200   Donnelley (R.R.) & Sons Co..............................................................       44,775
   2,500   Harland (John H.) Co....................................................................       38,438
                                                                                                     -----------
                                                                                                         122,813
                                                                                                     -----------
           STEEL & IRON (1.3%)
   1,600   Allegheny Teledyne Inc..................................................................       39,400
   7,900   Armco, Inc..............................................................................       37,031
   4,000   Bethlehem Steel Corp.*..................................................................       39,500
   2,000   Inland Steel Industries, Inc............................................................       39,875
     900   Nucor Corp..............................................................................       42,863
   1,150   USX-U.S. Steel Group, Inc...............................................................       38,381
   2,300   Worthington Industries, Inc.............................................................       38,669
                                                                                                     -----------
                                                                                                         275,719
                                                                                                     -----------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.2%)
   1,000   Airtouch Communications, Inc.*..........................................................       43,875
                                                                                                     -----------
           TELECOMMUNICATIONS - LONG DISTANCE (0.8%)
     700   AT&T Corp...............................................................................       43,838
   1,000   MCI Communications Corp.................................................................       46,438
     700   Sprint Corp.............................................................................       41,563
   1,400   WorldCom, Inc.*.........................................................................       50,138
                                                                                                     -----------
                                                                                                         181,977
                                                                                                     -----------
           TELEPHONES (1.6%)
   1,000   ALLTEL Corp.............................................................................       42,750
   1,000   Ameritech Corp..........................................................................       42,938
     450   Bell Atlantic Corp......................................................................       41,653
     700   BellSouth Corp..........................................................................       42,394
   1,700   Frontier Corp...........................................................................       44,306
     800   GTE Corp................................................................................       43,650
     500   SBC Communications, Inc.................................................................       38,875
     900   U.S. West Communications Group..........................................................       43,313
                                                                                                     -----------
                                                                                                         339,879
                                                                                                     -----------
           TEXTILES - APPAREL (0.8%)
   1,700   Fruit of the Loom, Inc. (Class A)*......................................................       40,800
   1,100   Liz Claiborne, Inc......................................................................       44,550
   1,600   Russell Corp............................................................................       39,500
   1,100   VF Corp.................................................................................       47,025
                                                                                                     -----------
                                                                                                         171,875
                                                                                                     -----------
           TEXTILES - HOME FURNISHINGS (0.2%)
     900   Springs Industries, Inc. (Class A)......................................................       47,363
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TOBACCO (0.4%)
   1,050   Philip Morris Companies, Inc............................................................  $    43,575
   1,300   UST, Inc................................................................................       44,850
                                                                                                     -----------
                                                                                                          88,425
                                                                                                     -----------
           TRUCKERS (0.2%)
   1,250   Ryder System, Inc.......................................................................       41,875
                                                                                                     -----------
           UTILITIES - ELECTRIC (5.3%)
   1,200   Ameren Corp.............................................................................       43,950
     900   American Electric Power Co., Inc........................................................       44,381
   1,500   Baltimore Gas & Electric Co.............................................................       45,563
   1,100   Carolina Power & Light Co...............................................................       44,688
   1,700   Central & South West Corp...............................................................       46,006
   1,200   CINergy Corp............................................................................       41,400
   1,100   Consolidated Edison Co. of New York, Inc................................................       45,444
   1,200   Detroit Edison Co.......................................................................       43,050
   1,100   Dominion Resources, Inc.................................................................       43,863
     800   Duke Power Co...........................................................................       43,350
   1,700   Edison International....................................................................       45,688
   1,550   Entergy Corp............................................................................       44,369
   1,600   FirstEnergy Corp.*......................................................................       46,400
     800   FPL Group, Inc..........................................................................       45,900
   1,200   GPU, Inc................................................................................       47,175
   1,700   Houston Industries, Inc.................................................................       44,413
   4,300   Niagara Mohawk Power Corp.*.............................................................       46,494
     800   Northern States Power Co................................................................       42,900
   2,050   PacifiCorp..............................................................................       47,534
   2,000   PECO Energy Co..........................................................................       37,875
   1,500   PG & E Corp.............................................................................       44,719
   2,000   PP & L Resources, Inc...................................................................       43,750
   1,500   Public Service Enterprise Group, Inc....................................................       46,500
   1,900   Southern Co.............................................................................       46,194
   1,100   Texas Utilities Co......................................................................       45,238
   1,500   Unicom Corp.............................................................................       46,500
                                                                                                     -----------
                                                                                                       1,163,344
                                                                                                     -----------
           UTILITIES - NATURAL GAS (2.2%)
     800   Coastal Corp............................................................................       46,400
     600   Columbia Gas System, Inc................................................................       45,525
     700   Consolidated Natural Gas Co.............................................................       38,019
   1,100   Eastern Enterprises.....................................................................       45,513
   1,200   Enron Corp..............................................................................       49,725
   1,200   NICOR, Inc..............................................................................       48,300
   1,250   ONEOK, Inc..............................................................................       42,734
   1,200   Pacific Enterprises.....................................................................       43,275
   1,100   Peoples Energy Corp.....................................................................       41,525
   1,000   Sonat, Inc..............................................................................       43,688

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   1,600   Williams Companies, Inc.................................................................  $    45,600
                                                                                                     -----------
                                                                                                         490,304
                                                                                                     -----------
           WASTE MANAGEMENT (0.4%)
   1,200   Browning-Ferris Industries, Inc.........................................................       41,475
   1,700   Waste Management Inc....................................................................       39,950
                                                                                                     -----------
                                                                                                          81,425
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $14,359,063) (a)..........................................................   99.3%    21,680,008

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.7        147,912
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 21,827,920
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $7,720,997 and the aggregate gross unrealized depreciation is $400,052, resulting in net unrealized appreciation of $7,320,945.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS (98.0%)
           ARGENTINA (0.6%)
           BANKING
   2,232   Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)............................  $    48,964
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,300   Telefonica de Argentina S.A. (Class B) (ADR)............................................       45,013
                                                                                                     -----------
           TOTAL ARGENTINA.........................................................................       93,977
                                                                                                     -----------
           AUSTRALIA (1.7%)
           BANKING
   8,000   Westpac Banking Corp., Ltd..............................................................       54,840
                                                                                                     -----------
           ENERGY
   5,000   Woodside Petroleum Ltd..................................................................       34,446
                                                                                                     -----------
           FINANCIAL SERVICES
  24,000   Tyndall Australia Ltd...................................................................       40,637
                                                                                                     -----------
           FOODS & BEVERAGES
  30,000   Goodman Fielder Ltd.....................................................................       47,320
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,400   Telstra Corp., Ltd. (ADR)*..............................................................      108,450
                                                                                                     -----------
           TOTAL AUSTRALIA.........................................................................      285,693
                                                                                                     -----------
           BELGIUM (0.3%)
           RETAIL
   1,000   G.I.B. Holdings Ltd.....................................................................       48,988
                                                                                                     -----------
           BRAZIL (1.5%)
           TELECOMMUNICATIONS
   1,400   Telecommunicacoes Brasileiras S.A. (ADR)................................................      155,400
                                                                                                     -----------
           UTILITIES - ELECTRIC
   7,500   Companhia Paranaense de Energia - Copel (ADR)...........................................       90,000
                                                                                                     -----------

           TOTAL BRAZIL............................................................................      245,400
                                                                                                     -----------

           CANADA (1.7%)
           BANKING
   2,000   Royal Bank of Canada....................................................................      104,891
                                                                                                     -----------
           BIOTECHNOLOGY
   5,500   BioChem Pharma, Inc.*...................................................................      112,062
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           COMPUTERS - SYSTEMS
   2,000   Geac Computer Corp., Ltd.*..............................................................  $    66,630
                                                                                                     -----------

           TOTAL CANADA............................................................................      283,583
                                                                                                     -----------

           CHILE (0.6%)
           TELECOMMUNICATIONS
   2,000   Compania de Telecommunicaciones de Chile S.A. (ADR).....................................       48,125
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,000   Enersis S.A. (ADR)......................................................................       52,875
                                                                                                     -----------

           TOTAL CHILE.............................................................................      101,000
                                                                                                     -----------

           CHINA (0.2%)
           TELECOMMUNICATIONS
   1,300   China Telecom (Hong Kong) Ltd. (ADR)*...................................................       40,869
                                                                                                     -----------

           DENMARK (1.4%)
           PHARMACEUTICALS
   1,000   Novo-Nordisk AS (Series B)..............................................................      143,462
                                                                                                     -----------
           TRANSPORTATION
     700   Kobenhavns Lufthavne AS.................................................................       80,840
                                                                                                     -----------

           TOTAL DENMARK...........................................................................      224,302
                                                                                                     -----------

           FINLAND (0.4%)
           MANUFACTURING
     800   KCI Konecranes International............................................................       27,451
                                                                                                     -----------
           PHARMACEUTICALS
   1,400   Orion-yhtymae Oy (B Shares).............................................................       42,350
                                                                                                     -----------

           TOTAL FINLAND...........................................................................       69,801
                                                                                                     -----------

           FRANCE (6.3%)
           AEROSPACE & DEFENSE
   3,000   Thomson CSF.............................................................................      102,765
                                                                                                     -----------
           AUTOMOTIVE
   1,200   Compagnie Generale des Etablissements Michelin (B Shares)...............................       63,910
   1,200   Valeo S.A...............................................................................       83,837
                                                                                                     -----------
                                                                                                         147,747
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
   1,600   Banque Nationale de Paris...............................................................  $    82,629
                                                                                                     -----------
           ENERGY
     700   Elf Aquitaine S.A.......................................................................       79,015
                                                                                                     -----------
           FINANCIAL SERVICES
   1,100   Compagnie Financiere de Paribas (A Shares)..............................................       98,328
     350   Dexia France............................................................................       41,620
                                                                                                     -----------
                                                                                                         139,948
                                                                                                     -----------
           INSURANCE
   1,400   AXA-UAP.................................................................................      116,238
                                                                                                     -----------
           LEISURE
     600   Accor S.A...............................................................................      118,033
                                                                                                     -----------
           MEDIA
     700   Havas S.A...............................................................................       49,978
                                                                                                     -----------
           TELECOMMUNICATIONS
   3,000   France Telecom S.A. (ADR)*..............................................................      127,125
                                                                                                     -----------
           TELECOMMUNICATIONS EQUIPMENT
     600   Alcatel Alsthom.........................................................................       79,569
                                                                                                     -----------
           TOTAL FRANCE............................................................................    1,043,047
                                                                                                     -----------

           GERMANY (2.8%)
           APPAREL
     400   Adidas AG...............................................................................       58,721
      20   Hugo Boss AG (Pref.)....................................................................       28,431
                                                                                                     -----------
                                                                                                          87,152
                                                                                                     -----------
           AUTOMOTIVE
      90   Bayerische Motoren Werke (BMW) AG.......................................................       71,842
     300   MAN AG..................................................................................       80,536
                                                                                                     -----------
                                                                                                         152,378
                                                                                                     -----------
           CHEMICALS
   1,200   Bayer AG................................................................................       45,074
     600   SGL Carbon AG...........................................................................       75,451
                                                                                                     -----------
                                                                                                         120,525
                                                                                                     -----------
           MACHINERY - DIVERSIFIED
     100   Mannesmann AG...........................................................................       56,916
                                                                                                     -----------
           TELECOMMUNICATIONS
     900   Siemens AG..............................................................................       54,989
                                                                                                     -----------

           TOTAL GERMANY...........................................................................      471,960
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------


           HONG KONG (2.9%)
           BANKING
  12,000   Guoco Group Ltd.........................................................................  $    17,846
   3,140   HSBC Holdings PLC.......................................................................       69,638
                                                                                                     -----------
                                                                                                          87,484
                                                                                                     -----------
           CONGLOMERATES
  11,000   Hutchison Whampoa, Ltd..................................................................       64,723
                                                                                                     -----------
           REAL ESTATE
  15,000   Cheung Kong (Holdings) Ltd..............................................................       76,620
  14,000   New World Development Co., Ltd..........................................................       33,764
   6,000   Sun Hung Kai Properties Ltd.............................................................       30,803
                                                                                                     -----------
                                                                                                         141,187
                                                                                                     -----------
           UTILITIES
  36,600   Hong Kong & China Gas Co., Ltd..........................................................       61,528
                                                                                                     -----------
           UTILITIES - ELECTRIC
  23,000   CLP Holdings Ltd........................................................................      126,406
                                                                                                     -----------

           TOTAL HONG KONG.........................................................................      481,328
                                                                                                     -----------

           INDIA (0.4%)
           TELECOMMUNICATIONS
   5,000   Mahanagar Telephone Nigam Ltd. (GDR)*...................................................       75,312
                                                                                                     -----------

           ISRAEL (0.3%)
           RETAIL
   4,000   Supersol Ltd. (ADR).....................................................................       55,000
                                                                                                     -----------

           ITALY (2.1%)
           BANKING
  36,000   Banca Commerciale Italiana..............................................................      147,419
                                                                                                     -----------
           ENERGY
   1,500   Ente Nazionale Idrocarburi SpA (ADR)*...................................................       87,937
                                                                                                     -----------
           TELECOMMUNICATIONS
  16,000   Telecom Italia SpA......................................................................      110,825
                                                                                                     -----------

           TOTAL ITALY.............................................................................      346,181
                                                                                                     -----------

           JAPAN (6.4%)
           AUTOMOTIVE
   2,000   Honda Motor Co..........................................................................       72,656
   4,000   Suzuki Motor Co., Ltd...................................................................       36,879
                                                                                                     -----------
                                                                                                         109,535
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BANKING
  18,000   Sakura Bank Ltd.........................................................................  $    67,376
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,000   Sekisui House Ltd.......................................................................       41,371
                                                                                                     -----------
           BUSINESS SERVICES
   1,000   Secom Co................................................................................       63,042
                                                                                                     -----------
           COMPUTERS
   6,000   Fujitsu, Ltd............................................................................       68,558
                                                                                                     -----------
           ELECTRONICS
   1,000   Sony Corp...............................................................................       92,199
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,000   Rohm Co., Ltd...........................................................................      109,535
                                                                                                     -----------
           FINANCIAL SERVICES
   5,000   Nomura Securities Co., Ltd..............................................................       66,982
                                                                                                     -----------
           INTERNATIONAL TRADE
  10,000   Mitsui & Co.............................................................................       66,351
                                                                                                     -----------
           MACHINERY
   5,000   Minebea Co., Ltd........................................................................       53,192
                                                                                                     -----------
           PHARMACEUTICALS
   2,000   Terumo Corp.............................................................................       32,151
                                                                                                     -----------
           REAL ESTATE
   5,000   Mitsui Fudosan Co., Ltd.................................................................       49,645
                                                                                                     -----------
           RESTAURANTS
       5   Yoshinoya D & C Co., Ltd................................................................       47,281
                                                                                                     -----------
           TELECOMMUNICATIONS
      10   Nippon Telegraph & Telephone Corp.......................................................       90,623
                                                                                                     -----------
           TIRE & RUBBER GOODS
   4,000   Bridgestone Corp........................................................................       96,139
                                                                                                     -----------
           TOTAL JAPAN.............................................................................    1,053,980
                                                                                                     -----------
           MALAYSIA (0.5%)
           NATURAL GAS
  20,000   Petronas Gas Berhad.....................................................................       44,205
                                                                                                     -----------
           UTILITIES - ELECTRIC
  20,000   Tenaga Nasional Berhad..................................................................       33,931
                                                                                                     -----------
           TOTAL MALAYSIA..........................................................................       78,136
                                                                                                     -----------
           MEXICO (2.8%)
           BANKING
  80,000   Grupo Financiero Bancomer, S.A. de C.V. (Series B)*.....................................       42,364
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           BEVERAGES - SOFT DRINKS
   6,900   Coca-Cola Femsa S.A. de C.V. (ADR)......................................................  $   127,650
                                                                                                     -----------
           BUILDING MATERIALS
  15,087   Cemex S.A. de C.V. (B Shares)*..........................................................       63,843
                                                                                                     -----------
           CONGLOMERATES
   1,207   DESC S.A. de C.V. (Series C) (ADR)......................................................       35,456
   7,000   Grupo Carso S.A. de C.V. (Series A1)....................................................       39,882
                                                                                                     -----------
                                                                                                          75,338
                                                                                                     -----------
           PAPER & FOREST PRODUCTS
  14,000   Kimberly-Clark de Mexico S.A. de C.V. (A Shares)........................................       60,071
                                                                                                     -----------
           TELECOMMUNICATIONS
   2,000   Telefonos de Mexico S.A. de C.V. (Series L) (ADR).......................................       98,500
                                                                                                     -----------

           TOTAL MEXICO............................................................................      467,766
                                                                                                     -----------
           NETHERLANDS (4.0%)
           BUILDING MATERIALS
     800   Hunter Douglas NV.......................................................................       30,266
                                                                                                     -----------
           BUSINESS & PUBLIC SERVICES
   1,750   Randstad Holdings NV....................................................................       70,452
                                                                                                     -----------
           CHEMICALS
     750   Akzo Nobel NV...........................................................................      135,762
                                                                                                     -----------
           ELECTRONICS
   2,000   Philips Electronics NV..................................................................      135,034
                                                                                                     -----------
           FOOD PROCESSING
   1,000   Koninklijke Numico NV...................................................................       31,721
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   1,400   Koninklijke Ahrend Groep NV.............................................................       42,577
                                                                                                     -----------
           INSURANCE
     500   Aegon NV................................................................................       47,703
     875   ING Groep NV............................................................................       40,064
                                                                                                     -----------
                                                                                                          87,767
                                                                                                     -----------
           PUBLISHING
   2,900   Elsevier NV.............................................................................       49,091
                                                                                                     -----------
           RETAIL
   2,700   Koninklijke Ahold NV....................................................................       74,385
                                                                                                     -----------

           TOTAL NETHERLANDS.......................................................................      657,055
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PERU (0.2%)
           BANKING
   7,000   Banco Wiese (ADR).......................................................................  $    34,125
                                                                                                     -----------
           PHILIPPINES (0.3%)
           TELECOMMUNICATIONS
   1,700   Philippine Long Distance Telephone Co. (ADR)............................................       44,625
                                                                                                     -----------
           PORTUGAL (0.9%)
           TELECOMMUNICATIONS
   1,600   Portugal Telecom S.A. (ADR).............................................................       81,400
     500   Telecel-Comunicacoes Pessoais S.A.*.....................................................       64,112
                                                                                                     -----------
           TOTAL PORTUGAL..........................................................................      145,512
                                                                                                     -----------
           SINGAPORE (0.9%)
           BANKING
   4,500   Development Bank of Singapore, Ltd......................................................       28,905
                                                                                                     -----------
           UTILITIES - TELECOMMUNICATIONS
  59,000   Singapore Telecommunications, Ltd.......................................................      117,139
                                                                                                     -----------

           TOTAL SINGAPORE.........................................................................      146,044
                                                                                                     -----------

           SOUTH AFRICA (0.2%)
           COMPUTERS - SYSTEMS
   2,462   Dimension Data Holdings Ltd. (GDR) - 144A** *...........................................       35,084
                                                                                                     -----------
           SPAIN (2.2%)
           BANKING
   2,000   Banco Popular Espanol S.A...............................................................      150,870
                                                                                                     -----------
           RETAIL
   5,100   Centros Comerciales Pryca S.A...........................................................       89,768
                                                                                                     -----------
           TELECOMMUNICATIONS
     700   Telefonica de Espana S.A. (ADR).........................................................       68,338
                                                                                                     -----------
           UTILITIES - ELECTRIC
   2,800   Endesa S.A..............................................................................       53,978
                                                                                                     -----------

           TOTAL SPAIN.............................................................................      362,954
                                                                                                     -----------

           SWEDEN (0.9%)
           AUTOMOTIVE
   2,200   Scania AB (A Shares)....................................................................       47,752
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           MACHINERY
   2,300   Kalmar Industries AB....................................................................  $    35,031
                                                                                                     -----------
           MANUFACTURING
   1,200   Assa Abloy AB (Series B)................................................................       29,598
                                                                                                     -----------
           TELECOMMUNICATIONS
   1,000   Ericsson (L.M.) Telephone Co. AB (Series "B" Free)......................................       39,217
                                                                                                     -----------

           TOTAL SWEDEN............................................................................      151,598
                                                                                                     -----------

           SWITZERLAND (2.8%)
           BUILDING MATERIALS
      50   Holderbank Financiere Glarus AG (B Shares)..............................................       41,192
                                                                                                     -----------
           ENGINEERING
      40   ABB AG - Bearer.........................................................................       50,949
                                                                                                     -----------
           FOOD PROCESSING
     100   Nestle S.A..............................................................................      159,553
                                                                                                     -----------
           PHARMACEUTICALS
      32   Novartis AG.............................................................................       54,851
      30   Novartis AG - Bearer....................................................................       51,524
      10   Roche Holdings AG.......................................................................      103,930
                                                                                                     -----------
                                                                                                         210,305
                                                                                                     -----------

           TOTAL SWITZERLAND.......................................................................      461,999
                                                                                                     -----------

           TAIWAN (0.3%)
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   2,000   Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)*.....................................       47,500
                                                                                                     -----------

           UNITED KINGDOM (15.9%)
           AEROSPACE
  16,453   Rolls-Royce PLC.........................................................................       55,633
                                                                                                     -----------
           AEROSPACE & DEFENSE
   3,996   British Aerospace PLC...................................................................      103,787
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT
  11,000   BBA Group PLC...........................................................................       64,507
  26,200   LucasVarity PLC.........................................................................       88,591
                                                                                                     -----------
                                                                                                         153,098
                                                                                                     -----------
           BANKING
   3,600   Abbey National PLC......................................................................       72,331
   7,103   National Westminster Bank PLC...........................................................      127,050
                                                                                                     -----------
                                                                                                         199,381
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           BEVERAGES
   5,800   Bass PLC................................................................................  $    91,901
                                                                                                     -----------
           BUILDING & CONSTRUCTION
   5,963   Blue Circle Industries PLC..............................................................       31,559
                                                                                                     -----------
           BUSINESS SERVICES
   3,400   Compass Group PLC.......................................................................       45,986
   3,000   Reuters Holdings PLC....................................................................       26,953
                                                                                                     -----------
                                                                                                          72,939
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES
   3,500   SEMA Group PLC..........................................................................       99,194
                                                                                                     -----------
           CONGLOMERATES
   9,302   Tomkins PLC.............................................................................       50,143
                                                                                                     -----------
           ELECTRONICS
   6,000   General Electric Co. PLC................................................................       37,538
                                                                                                     -----------
           ENERGY
  17,300   Shell Transport & Trading Co. PLC.......................................................      117,560
                                                                                                     -----------
           FOOD PROCESSING
  10,000   Devro PLC...............................................................................       64,850
   6,000   Unilever PLC............................................................................       47,216
                                                                                                     -----------
                                                                                                         112,066
                                                                                                     -----------
           HOUSEHOLD PRODUCTS
   7,000   Reckitt & Colman PLC....................................................................      112,630
                                                                                                     -----------
           INSURANCE
   4,200   Britannic Assurance PLC.................................................................       81,985
   5,700   Commercial Union PLC....................................................................       92,178
  10,731   Royal & Sun Alliance Insurance Group PLC................................................      121,477
                                                                                                     -----------
                                                                                                         295,640
                                                                                                     -----------
           LEISURE
   2,671   Granada Group PLC.......................................................................       42,017
  15,000   Rank Group PLC..........................................................................       73,446
                                                                                                     -----------
                                                                                                         115,463
                                                                                                     -----------
           PHARMACEUTICALS
  12,000   British Biotech PLC*....................................................................       26,855
   8,286   Glaxo Wellcome PLC......................................................................      222,383
                                                                                                     -----------
                                                                                                         249,238
                                                                                                     -----------
           PUBLISHING
   7,000   Reed International PLC..................................................................       72,152
                                                                                                     -----------
           RETAIL
   6,200   Next PLC................................................................................       74,185
   9,500   Sainsbury (J.) PLC......................................................................       77,126
                                                                                                     -----------
                                                                                                         151,311
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS
  10,000   British Telecommunications PLC..........................................................  $    95,560
   4,300   Esat Telecom Group PLC (ADR)*...........................................................       72,563
   9,602   Securicor PLC...........................................................................       51,733
  12,000   Vodafone Group PLC......................................................................       92,227
                                                                                                     -----------
                                                                                                         312,083
                                                                                                     -----------
           TRANSPORTATION
   7,811   British Airways PLC.....................................................................       65,710
                                                                                                     -----------
           UTILITIES - ELECTRIC
  11,500   National Power PLC......................................................................      125,298
                                                                                                     -----------

           TOTAL UNITED KINGDOM....................................................................    2,624,324
                                                                                                     -----------

           UNITED STATES (36.5%)
           AEROSPACE & DEFENSE
   6,200   Loral Space & Communications Ltd.*......................................................      136,788
                                                                                                     -----------
           ALUMINUM
   2,100   Aluminum Co. of America.................................................................      160,387
                                                                                                     -----------
           AUTOMOTIVE
   3,800   Chrysler Corp...........................................................................      132,287
   3,000   Ford Motor Co...........................................................................      153,000
                                                                                                     -----------
                                                                                                         285,287
                                                                                                     -----------
           BANKS
   2,300   First Tennessee National Corp...........................................................      135,412
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS
   3,700   PepsiCo, Inc............................................................................      133,431
                                                                                                     -----------
           BUILDING MATERIALS
   3,200   Champion International Corp.............................................................      163,800
                                                                                                     -----------
           CHEMICALS
   1,400   Dow Chemical Co.........................................................................      126,000
   4,500   Georgia Gulf Corp.......................................................................      146,812
   3,200   Monsanto Co.............................................................................      151,800
                                                                                                     -----------
                                                                                                         424,612
                                                                                                     -----------
           COMMERCIAL SERVICES
  10,000   Actrade International, Ltd.*............................................................      221,250
                                                                                                     -----------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
   2,400   Cisco Systems, Inc.*....................................................................      151,350
                                                                                                     -----------
           COMPUTERS
   5,100   Gateway 2000, Inc.*.....................................................................      192,206
                                                                                                     -----------
           COMPUTERS - SYSTEMS
   2,800   Diebold, Inc............................................................................      139,300
   2,300   Hewlett-Packard Co......................................................................      138,000

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   3,500   Sun Microsystems, Inc.*.................................................................  $   167,781
                                                                                                     -----------
                                                                                                         445,081
                                                                                                     -----------
           ELECTRICAL EQUIPMENT
   2,000   Honeywell, Inc..........................................................................      140,125
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   1,800   Intel Corp..............................................................................      145,800
                                                                                                     -----------
           ENTERTAINMENT
   1,400   Walt Disney Co..........................................................................      149,188
                                                                                                     -----------
           FINANCIAL SERVICES
   1,700   American Express Co.....................................................................      142,269
   2,500   Fannie Mae..............................................................................      154,375
   2,500   Travelers Group, Inc....................................................................      123,750
                                                                                                     -----------
                                                                                                         420,394
                                                                                                     -----------
           FOODS
   1,900   General Mills, Inc......................................................................      141,431
                                                                                                     -----------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   4,100   Maytag Corp.............................................................................      157,594
                                                                                                     -----------
           HOUSEHOLD PRODUCTS - NON-DURABLE
   2,000   Colgate-Palmolive Co....................................................................      146,500
                                                                                                     -----------
           MEDICAL SERVICES
   3,100   HBO & Co................................................................................      162,169
                                                                                                     -----------
           OFFSHORE DRILLING
   2,900   Diamond Offshore Drilling, Inc..........................................................      129,594
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC
   1,800   Atlantic Richfield Co...................................................................      133,875
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL
   1,800   Chevron Corp............................................................................      134,663
   2,200   Exxon Corp..............................................................................      130,488
   2,000   Mobil Corp..............................................................................      136,250
                                                                                                     -----------
                                                                                                         401,401
                                                                                                     -----------
           OIL WELL EQUIPMENT & SERVICE
   1,800   Schlumberger, Ltd.......................................................................      132,638
                                                                                                     -----------
           PHARMACEUTICALS
   2,100   Abbott Laboratories.....................................................................      148,706
   2,000   American Home Products Corp.............................................................      190,875
                                                                                                     -----------
                                                                                                         339,581
                                                                                                     -----------
           RETAIL - SPECIALTY
   4,100   Bed Bath & Beyond, Inc.*................................................................      162,463
   5,700   Pep Boys-Manny, Moe & Jack..............................................................      124,688
                                                                                                     -----------
                                                                                                         287,151
                                                                                                     -----------
           RETAIL - SPECIALTY APPAREL
   3,750   Gap, Inc................................................................................      146,484
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------


           SAVINGS & LOAN COMPANIES
   2,300   Ahmanson (H.F.) & Co....................................................................  $   134,119
   1,500   Golden West Financial Corp..............................................................      126,656
                                                                                                     -----------
                                                                                                         260,775
                                                                                                     -----------
           STEEL
   2,800   Nucor Corp..............................................................................      133,350
                                                                                                     -----------
           TRUCKERS
   6,000   Yellow Corp.*...........................................................................      155,250
                                                                                                     -----------

           TOTAL UNITED STATES.....................................................................    6,032,904
                                                                                                     -----------

           TOTAL COMMON AND PREFERRED STOCKS
           (IDENTIFIED COST $13,567,636)...........................................................   16,210,047
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENT (3.9%)
           REPURCHASE AGREEMENT
$    637   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98; proceeds $637,783) (IDENTIFIED
             COST $637,497) (a)....................................................................      637,497
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $14,205,133) (b)..........................................................  101.9%    16,847,544

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.9)      (307,800)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 16,539,744
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) Collateralized by $632,131 U.S. Treasury Note 6.75% due 05/31/99 valued at $650,247.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,318,087 and the aggregate gross unrealized depreciation is $675,676, resulting in net unrealized appreciation of $2,642,411.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED

          FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1998:



                            IN                         UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY    APPRECIATION/
      RECEIVE               FOR            DATE      (DEPRECIATION)
--------------------------------------------------------------------

ESP  5,233,996       $          34,075    02/02/98     $     (330)
L       22,579       $          37,097    02/03/98           (215)
$       27,614       DEM        50,376    02/04/98             71
$       88,025       FRF       540,474    02/27/98           (136)
FRF    306,396       $          50,586    02/27/98           (607)
                                                          -------
      Net unrealized depreciation  ...............     $   (1,217)
                                                          -------
                                                          -------



                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
SUMMARY OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)


                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS

------------------------------------------------------------------------------------------------------------
Aerospace..........................................................................  $    55,633        0.3%
Aerospace & Defense................................................................      343,340        2.1
Aluminum...........................................................................      160,387        1.0
Apparel............................................................................       87,152        0.5
Auto Parts - Original Equipment....................................................      153,098        0.9
Automotive.........................................................................      742,699        4.5
Banking............................................................................    1,049,248        6.4
Banks..............................................................................      135,412        0.8
Beverages..........................................................................       91,901        0.6
Beverages - Soft Drinks............................................................      261,081        1.6
Biotechnology......................................................................      112,062        0.7
Building & Construction............................................................       72,930        0.4
Building Materials.................................................................      299,101        1.8
Business & Public Services.........................................................       70,452        0.4
Business Services..................................................................      135,981        0.8
Chemicals..........................................................................      680,899        4.1
Commercial Services................................................................      221,250        1.3
Communications - Equipment & Software..............................................      151,350        0.9
Computer Software & Services.......................................................       99,194        0.6
Computers..........................................................................      260,764        1.6
Computers - Systems................................................................      546,795        3.3
Conglomerates......................................................................      190,204        1.2
Electrical Equipment...............................................................      140,125        0.9
Electronics........................................................................      264,771        1.6
Electronics - Semiconductors/Components............................................      302,835        1.8
Energy.............................................................................      318,958        1.9
Engineering........................................................................       50,949        0.3
Entertainment......................................................................      149,188        0.9
Financial Services.................................................................      667,961        4.0
Food Processing....................................................................      303,340        1.8
Foods..............................................................................      141,431        0.9
Foods & Beverages..................................................................       47,320        0.3
Household Furnishings & Appliances.................................................      200,171        1.2
Household Products.................................................................      112,630        0.7
Household Products - Non - Durable.................................................      146,500        0.9
Insurance..........................................................................      499,645        3.0
International Trade................................................................       66,351        0.4


                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------

Leisure............................................................................  $   233,496        1.4%
Machinery..........................................................................       88,223        0.5
Machinery - Diversified............................................................       56,916        0.3
Manufacturing......................................................................       57,049        0.3
Media..............................................................................       49,978        0.3
Medical Services...................................................................      162,169        1.0
Natural Gas........................................................................       44,205        0.3
Offshore Drilling..................................................................      129,594        0.8
Oil - Integrated - Domestic........................................................      133,875        0.8
Oil - Integrated - International...................................................      401,401        2.4
Oil Well Equipment & Service.......................................................      132,638        0.8
Paper & Forest Products............................................................       60,071        0.4
Pharmaceuticals....................................................................    1,017,087        6.2
Publishing.........................................................................      121,243        0.7
Real Estate........................................................................      190,832        1.2
Repurchase Agreement...............................................................      637,497        3.9
Restaurants........................................................................       47,281        0.3
Retail.............................................................................      419,452        2.5
Retail - Specialty.................................................................      287,151        1.7
Retail - Specialty Apparel.........................................................      146,484        0.9
Savings & Loan Companies...........................................................      260,775        1.6
Steel..............................................................................      133,350        0.8
Telecommunications.................................................................    1,565,006        9.5
Telecommunications Equipment.......................................................       79,569        0.5
Tire & Rubber Goods................................................................       96,139        0.6
Transportation.....................................................................      146,550        0.9
Truckers...........................................................................      155,250        0.9
Utilities..........................................................................       61,528        0.4
Utilities - Electric...............................................................      482,488        2.9
Utilities - Telecommunications.....................................................      117,139        0.7
                                                                                     -----------     -----
                                                                                     $16,847,544      101.9%
                                                                                     -----------     -----
                                                                                     -----------     -----




                                                                                                PERCENT OF
TYPE OF INVESTMENT                                                                  VALUE       NET ASSETS

------------------------------------------------------------------------------------------------------------
Common Stocks..................................................................  $16,181,616           97.8%
Preferred Stock................................................................       28,431            0.2
Short-Term Investment..........................................................      637,497            3.9
                                                                                 -----------         -----
                                                                                 $16,847,544          101.9%
                                                                                 -----------         -----
                                                                                 -----------         -----


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (68.6%)
           AEROSPACE & DEFENSE (2.0%)
   3,260   General Motors Corp. (Class H)..........................................................  $   112,877
   3,100   Honeywell, Inc..........................................................................      217,194
   1,300   Thiokol Corp............................................................................      112,125
                                                                                                     -----------
                                                                                                         442,196
                                                                                                     -----------
           AIRLINES (1.0%)
   4,875   Continental Airlines, Inc. (Class B)*...................................................      226,078
                                                                                                     -----------
           ALUMINUM (0.9%)
   2,700   Aluminum Co. of America.................................................................      206,212
                                                                                                     -----------
           AUTOMOTIVE (2.0%)
   6,000   Chrysler Corp...........................................................................      208,875
   4,460   Ford Motor Co...........................................................................      227,460
                                                                                                     -----------
                                                                                                         436,335
                                                                                                     -----------
           BANKS - MONEY CENTER (1.7%)
   1,800   Chase Manhattan Corp....................................................................      192,937
   1,550   Citicorp................................................................................      184,450
                                                                                                     -----------
                                                                                                         377,387
                                                                                                     -----------
           BANKS - REGIONAL (1.9%)
   3,350   NationsBank Corp........................................................................      201,000
     750   Wells Fargo & Co........................................................................      231,750
                                                                                                     -----------
                                                                                                         432,750
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (0.9%)
   5,640   PepsiCo Inc.............................................................................      203,392
                                                                                                     -----------
           BIOTECHNOLOGY (0.2%)
   2,500   BioChem Pharma, Inc. (Canada)*..........................................................       50,937
                                                                                                     -----------
           BROADCAST MEDIA (0.8%)
   2,420   Clear Channel Communications, Inc.*.....................................................      186,340
                                                                                                     -----------
           CABLE/CELLULAR (1.2%)
   8,960   U.S. West Media Group, Inc.*............................................................      266,000
                                                                                                     -----------
           CHEMICALS (2.6%)
   2,500   Dow Chemical Co.........................................................................      225,000
     880   Du Pont (E.I.) De Nemours & Co., Inc....................................................       49,830
   1,650   Georgia Gulf Corp.......................................................................       53,831
   5,500   Monsanto Co.............................................................................      260,906
                                                                                                     -----------
                                                                                                         589,567
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (3.3%)
   1,870   Bay Networks, Inc.*.....................................................................       50,841
   4,095   Cisco Systems, Inc.*....................................................................      258,241
   2,500   Lucent Technologies Inc.................................................................      221,250


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

   3,830   Tellabs, Inc.*..........................................................................  $   195,809
                                                                                                     -----------
                                                                                                         726,141
                                                                                                     -----------
           COMPUTER SOFTWARE (1.8%)
   1,070   HBO & Co................................................................................       55,974
   1,620   Microsoft Corp.*........................................................................      241,684
   2,000   Network Associates, Inc.*...............................................................      108,000
                                                                                                     -----------
                                                                                                         405,658
                                                                                                     -----------
           COMPUTERS (4.2%)
   2,220   Dell Computer Corp.*....................................................................      220,751
   4,730   Diebold, Inc............................................................................      235,318
   6,330   Gateway 2000, Inc.*.....................................................................      238,562
   4,880   Sun Microsystems, Inc.*.................................................................      233,935
                                                                                                     -----------
                                                                                                         928,566
                                                                                                     -----------
           CONSUMER PRODUCTS (1.0%)
   3,000   Colgate-Palmolive Co....................................................................      219,750
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (1.6%)
   1,800   Emerson Electric Co.....................................................................      108,900
   3,160   General Electric Co.....................................................................      244,900
                                                                                                     -----------
                                                                                                         353,800
                                                                                                     -----------
           ENGINEERING & CONSTRUCTION (0.5%)
   2,900   Fluor Corp..............................................................................      109,294
                                                                                                     -----------
           ENTERTAINMENT (0.2%)
     500   Walt Disney Co..........................................................................       53,281
                                                                                                     -----------
           FINANCIAL SERVICES (2.9%)
   2,660   American Express Co.....................................................................      222,609
   3,400   Fannie Mae..............................................................................      209,950
   4,440   Travelers Group, Inc....................................................................      219,780
                                                                                                     -----------
                                                                                                         652,339
                                                                                                     -----------
           FOODS (2.1%)
   3,200   General Mills, Inc......................................................................      238,200
   5,100   Kellogg Co..............................................................................      235,556
                                                                                                     -----------
                                                                                                         473,756
                                                                                                     -----------
           HEALTHCARE - HMOS (0.8%)
   9,200   Humana, Inc.*...........................................................................      184,575
                                                                                                     -----------
           HOUSEHOLD APPLIANCES (1.1%)
   6,630   Maytag Corp.............................................................................      254,841
                                                                                                     -----------
           INSURANCE (4.0%)
   2,250   Ace, Ltd. (Bermuda).....................................................................      209,391
   2,000   American International Group, Inc.......................................................      220,625
   3,080   Chubb Corp..............................................................................      233,888
   4,940   Equitable Companies, Inc................................................................      227,240
                                                                                                     -----------
                                                                                                         891,144
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INTERNET (0.9%)
   2,100   America Online, Inc.*...................................................................  $   200,944
                                                                                                     -----------
           LIFE & HEALTH INSURANCE (0.2%)
   1,170   Conseco, Inc............................................................................       53,528
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (0.2%)
   1,700   IKON Office Solutions, Inc..............................................................       53,550
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (1.8%)
   3,600   Amerada Hess Corp.......................................................................      196,875
   2,670   Atlantic Richfield Co...................................................................      198,581
                                                                                                     -----------
                                                                                                         395,456
                                                                                                     -----------
           OIL - INTEGRATED - INTERNATIONAL (4.0%)
   1,500   Chevron Corp............................................................................      112,219
   3,420   Exxon Corp..............................................................................      202,849
   2,960   Mobil Corp..............................................................................      201,650
   3,880   Royal Dutch Petroleum Co. (ADR) (Netherlands)...........................................      198,850
   3,540   Texaco, Inc.............................................................................      184,301
                                                                                                     -----------
                                                                                                         899,869
                                                                                                     -----------
           PAPER PRODUCTS (1.7%)
   4,340   Bowater, Inc............................................................................      212,660
   3,400   Champion International Corp.............................................................      174,038
                                                                                                     -----------
                                                                                                         386,698
                                                                                                     -----------
           PHARMACEUTICALS (5.6%)
   3,400   Abbott Laboratories.....................................................................      240,763
   3,050   American Home Products Corp.............................................................      291,084
   3,660   Johnson & Johnson.......................................................................      244,991
   3,520   Lilly (Eli) & Co........................................................................      237,600
   1,570   Warner-Lambert Co.......................................................................      236,285
                                                                                                     -----------
                                                                                                       1,250,723
                                                                                                     -----------
           RAILROAD EQUIPMENT (0.5%)
   2,400   Trinity Industries, Inc.................................................................      108,600
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (1.7%)
  15,500   Kmart Corp.*............................................................................      170,500
   4,070   May Department Stores Co................................................................      213,929
                                                                                                     -----------
                                                                                                         384,429
                                                                                                     -----------
           RETAIL - SPECIALTY (5.1%)
   5,200   Bed Bath & Beyond, Inc.*................................................................      206,050
   5,570   Costco Companies, Inc.*.................................................................      241,599
   4,000   Home Depot, Inc.........................................................................      241,250
   3,590   Payless ShoeSource, Inc.*...............................................................      233,574
   5,000   Pep Boys-Manny, Moe & Jack..............................................................      109,375
   4,600   Pier 1 Imports, Inc.....................................................................      107,525
                                                                                                     -----------
                                                                                                       1,139,373
                                                                                                     -----------


NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------

           RETAIL - SPECIALTY APPAREL (2.3%)
   6,555   Gap, Inc. (The).........................................................................  $   256,055
   8,530   Wet Seal, Inc. (Class A)*...............................................................      260,698
                                                                                                     -----------
                                                                                                         516,753
                                                                                                     -----------
           SAVINGS & LOAN ASSOCIATIONS (1.2%)
     540   Golden West Financial Corp..............................................................       45,596
   3,300   Washington Mutual, Inc..................................................................      212,025
                                                                                                     -----------
                                                                                                         257,621
                                                                                                     -----------
           SEMICONDUCTORS (0.9%)
   2,430   Intel Corp..............................................................................      196,830
                                                                                                     -----------
           STEEL (0.9%)
   4,130   Nucor Corp..............................................................................      196,691
                                                                                                     -----------
           TELECOMMUNICATIONS (0.9%)
   6,280   Winstar Communications, Inc.*...........................................................      205,278
                                                                                                     -----------
           TOBACCO (1.0%)
   5,300   Philip Morris Companies, Inc............................................................      219,950
                                                                                                     -----------
           TRANSPORTATION - MISCELLANEOUS (0.2%)
     740   Airborne Freight Corp...................................................................       52,633
                                                                                                     -----------
           TRUCKERS (0.8%)
   6,790   Yellow Corp.*...........................................................................      175,691
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $12,748,839)...........................................................   15,364,956
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.1%)
           BANKS (1.9%)
$    100   Central Fidelity Capital I Inc. (Series A)
             6.594%+ due 04/15/27..................................................................      101,925
     100   Centura Capital Trust I - 144A**
             8.845% due 06/01/27...................................................................      111,500
     100   MBNA Capital I (Series A)
             8.278% due 12/01/26...................................................................      104,288
     100   Norwest Financial, Inc.
             6.20% due 02/15/01....................................................................      101,140
                                                                                                     -----------
                                                                                                         418,853
                                                                                                     -----------
           BROKERAGE (0.5%)
     100   Bear Stearns Co., Inc.
             6.75% due 12/15/07....................................................................      101,716
                                                                                                     -----------
           CABLE & TELECOMMUNICATIONS (0.5%)
     100   Time Warner Entertainment Co.
             8.375% due 03/15/23...................................................................      114,351
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1998 (UNAUDITED) CONTINUED


PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           OIL - DOMESTIC (0.3%)
$     50   Occidental Petroleum Corp.
             11.125% due 08/01/10..................................................................  $    69,469
                                                                                                     -----------
           OIL - INTEGRATED - DOMESTIC (0.4%)
     100   Mitchell Energy & Development Corp.
             6.75% due 02/15/04....................................................................      100,556
                                                                                                     -----------
           RECREATION (0.5%)
     100   Carnival Cruise Lines (Panama)
             7.20% due 10/01/23....................................................................      104,848
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $886,461)..............................................................      909,793
                                                                                                     -----------
           U.S. GOVERNMENT OBLIGATIONS (17.2%)
     400   U.S. Treasury Bond 6.50% due 11/15/26...................................................      434,880
     200   U.S. Treasury Bond 6.625% due 02/15/27..................................................      221,034
     315   U.S. Treasury Bond 6.875% due 08/15/25..................................................      357,254
     150   U.S. Treasury Bond 7.625% due 02/15/25..................................................      185,241
     550   U.S. Treasury Note 5.125% due 11/30/98..................................................      549,224
     350   U.S. Treasury Note 5.625% due 11/30/00..................................................      352,418
     200   U.S. Treasury Note 5.75% due 08/15/03...................................................      202,894
     750   U.S. Treasury Note 5.875% due 04/30/98..................................................      750,938
      50   U.S. Treasury Note 6.375% due 01/15/99..................................................       50,505
     360   U.S. Treasury Note 6.875% due 08/31/99..................................................      368,388
     100   U.S. Treasury Note 6.875% due 05/15/06..................................................      108,634
     240   U.S. Treasury Note 7.25% due 05/15/04...................................................      262,490
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $3,690,528)............................................................    3,843,900
                                                                                                     -----------


PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------


           SHORT-TERM INVESTMENTS (9.9%)
           U.S. GOVERNMENT AGENCY (a) (8.9%)
$  2,000   Federal Home Loan Mortgage Corp. 5.57% due 02/02/98 (AMORTIZED COST $1,999,691).........  $ 1,999,691

           REPURCHASE AGREEMENT (1.0%)
     231   The Bank of New York 5.375% due 02/02/98 (dated 01/30/98;
             proceeds $231,243) (b) (IDENTIFIED COST $231,139).....................................      231,139
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $2,230,830)............................................................    2,230,830
                                                                                                     -----------




TOTAL INVESTMENTS
(IDENTIFIED COST $19,556,658) (c)..........................................................   99.8%    22,349,479

OTHER ASSETS IN EXCESS OF LIABILITIES......................................................    0.2         43,305
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0%  $ 22,392,784
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
 + Floating rate security. Coupon rate shown is the rate in effect at January 31, 1998.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $229,194 U.S. Treasury Note 6.75% due 05/31/99 valued at $235,762.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,083,220 and the aggregate gross unrealized depreciation is $290,399, resulting in net unrealized appreciation of $2,792,821.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES



JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID         MONEY         GOVERNMENT        INCOME
                                   ASSET          MARKET        SECURITIES      SECURITIES
--------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $ 14,625,506  $   1,328,414   $   9,122,256   $   2,214,105
Cash..........................         6,323          3,934              --           3,102
Receivable for:
    Investments sold..........            --             --              --              --
    Shares of beneficial
      interest sold...........           218             --          11,954          17,687
    Dividends.................            --             --              --              --
    Interest..................            --             --          68,587          40,162
    Foreign withholding taxes
      reclaimed...............            --             --              --              --
Prepaid expenses and other
  assets......................        24,491         14,766          16,932          15,312
Receivable from affiliate.....            --         13,513           3,774           9,215
                                ------------  --------------  --------------  --------------
     TOTAL ASSETS.............    14,656,538      1,360,627       9,223,503       2,299,583
                                ------------  --------------  --------------  --------------
LIABILITIES:
Payable for:
    Investments purchased.....            --             --              --              --
    Shares of beneficial
      interest repurchased....        75,004             13          73,280          17,685
    Dividends to
      shareholders............            --             --           2,887           1,552
    Investment management
      fee.....................         1,518             --              --              --
Payable to bank...............            --             --              --              --
Accrued expenses and other
  payables....................        20,247         13,129          13,399          15,208
Organizational expenses
  payable.....................         5,441          5,596           5,494           5,507
                                ------------  --------------  --------------  --------------
     TOTAL LIABILITIES........       102,210         18,738          95,060          39,952
                                ------------  --------------  --------------  --------------
NET ASSETS:
Paid-in-capital...............    14,554,269      1,341,889       8,848,631       2,293,628
Accumulated undistributed net
  investment income (loss)....            59             --           1,523              --
Accumulated undistributed net
  realized gain (loss)........            --             --          20,393         (86,721)
Net unrealized appreciation...            --             --         257,896          52,724
                                ------------  --------------  --------------  --------------
     NET ASSETS...............  $ 14,554,328  $   1,341,889   $   9,128,443   $   2,259,631
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     *IDENTIFIED COST.........  $ 14,625,506  $   1,328,414   $   8,864,360   $   2,161,381
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    14,554,269      1,343,135         907,586         231,029
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............         $1.00          $1.00          $10.06           $9.78
                                ------------  --------------  --------------  --------------
                                ------------  --------------  --------------  --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)



                                 AMERICAN     CAPITAL     DIVIDEND                 VALUE-ADDED    GLOBAL
                                   VALUE       GROWTH      GROWTH      UTILITIES     MARKET       EQUITY     STRATEGIST

------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at
  value*......................  $51,961,912  $3,278,978  $108,676,912 $ 5,781,104  $21,680,008  $16,847,544  $22,349,479
Cash..........................       22,586       6,336           --           --           --           --           --
Receivable for:
    Investments sold..........    3,730,008      64,521    1,094,766           --    1,808,050      115,705           --
    Shares of beneficial
      interest sold...........      128,546       6,606      132,946        7,995       20,597       43,821       42,041
    Dividends.................       34,902         474      145,893       20,148       20,800       11,090       11,339
    Interest..................       55,955          --           --           61           --          190       84,739
    Foreign withholding taxes
      reclaimed...............          102          --           --          879           --        9,627           --
Prepaid expenses and other
  assets......................       18,335       9,813       23,369       12,180       15,058       14,726       17,968
Receivable from affiliate.....           --      10,073           --        4,399           --           --           --
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL ASSETS.............   55,952,346   3,376,801  110,073,886    5,826,766   23,544,513   17,042,703   22,505,566
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
LIABILITIES:
Payable for:
    Investments purchased.....    4,165,686      84,655      219,824           --      766,461      384,629       50,490
    Shares of beneficial
      interest repurchased....       73,077     127,301      536,067       82,058        2,166       90,818       31,313
    Dividends to
      shareholders............           --          --           --           --           --           --           --
    Investment management
      fee.....................       25,936          --       69,123           --        9,635        2,005        7,625
Payable to bank...............           --          --    2,776,964           --      916,944           --           --
Accrued expenses and other
  payables....................       26,426      13,659       25,077       13,463       15,700       19,998       17,853
Organizational expenses
  payable.....................        5,687       5,687        5,501        5,509        5,687        5,509        5,501
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     TOTAL LIABILITIES........    4,296,812     231,302    3,632,556      101,030    1,716,593      502,959      112,782
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSETS:
Paid-in-capital...............   42,372,269   2,629,962   80,897,846    4,191,598   13,822,383   14,340,215   20,050,426
Accumulated undistributed net
  investment income (loss)....       (9,930)    (12,000)     210,699       22,892        4,120      (29,347)      40,488
Accumulated undistributed net
  realized gain (loss)........    2,935,155      66,264    3,759,096      144,310      680,472     (412,723)    (490,951)
Net unrealized appreciation...    6,358,040     461,273   21,573,689    1,366,936    7,320,945    2,641,599    2,792,821
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     NET ASSETS...............  $51,655,534  $3,145,499  $106,441,330 $ 5,725,736  $21,827,920  $16,539,744  $22,392,784
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     *IDENTIFIED COST.........  $45,603,872  $2,817,705  $87,103,223  $ 4,414,168  $14,359,063  $14,205,133  $19,556,658
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
     SHARES OF BENEFICIAL
     INTEREST OUTSTANDING.....    3,619,409     221,216    6,067,310      416,454    1,201,316    1,294,028    1,745,060
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE PER SHARE
(UNLIMITED AUTHORIZED SHARES
OF $.01 PAR VALUE)............       $14.27      $14.22       $17.54       $13.75       $18.17       $12.78       $12.83
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------
                                -----------  ----------  -----------  -----------  -----------  -----------  -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS



FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)
                                                   U.S.
                                                GOVERNMENT         U.S.        INTERMEDIATE
                                   LIQUID          MONEY        GOVERNMENT        INCOME
                                    ASSET         MARKET        SECURITIES      SECURITIES

--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $     513,192  $    70,286     $   342,206     $    78,148
Dividends.....................             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL INCOME.............        513,192       70,286         342,206          78,148
                                -------------  -------------   -------------   -------------
EXPENSES
Investment management fee.....         45,737        6,359          32,484           7,860
Transfer agent fees and
  expenses....................         29,090        3,091          28,410           6,787
Shareholder reports and
  notices.....................          2,090        2,272           3,073           1,257
Professional fees.............          7,639        6,984           9,340           8,204
Trustees' fees and expenses...            654          194             191             161
Registration fees.............         25,676        8,283           6,649           9,771
Custodian fees................          5,784        3,425           1,414           1,981
Organizational expenses.......          1,127        1,284           1,198           1,189
Other.........................            867        1,112           1,353           1,449
                                -------------  -------------   -------------   -------------
     TOTAL EXPENSES...........        118,664       33,004          84,112          38,659
Less: amounts
  waived/reimbursed...........        (27,190)     (20,286)        (34,137)        (26,618)
                                -------------  -------------   -------------   -------------
     NET EXPENSES.............         91,474       12,718          49,975          12,041
                                -------------  -------------   -------------   -------------
     NET INVESTMENT INCOME
     (LOSS)...................        421,718       57,568         292,231          66,107
                                -------------  -------------   -------------   -------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............             --           --          20,884           4,486
    Foreign exchange
      transactions............             --           --              --              --
                                -------------  -------------   -------------   -------------
     TOTAL GAIN (LOSS)........             --           --          20,884           4,486
                                -------------  -------------   -------------   -------------
Net change in unrealized
  appreciation on:
    Investments...............             --           --         120,275          20,698
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............             --           --              --              --
                                -------------  -------------   -------------   -------------
     NET
  APPRECIATION/DEPRECIATION...             --           --         120,275          20,698
                                -------------  -------------   -------------   -------------
     NET GAIN (LOSS)..........             --           --         141,159          25,184
                                -------------  -------------   -------------   -------------
NET INCREASE (DECREASE).......  $     421,718  $    57,568     $   433,390     $    91,291
                                -------------  -------------   -------------   -------------
                                -------------  -------------   -------------   -------------


------------------

 *   Net of $214, $40, $2,918, $310, $581 and $8,092 foreign withholding tax, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 1998 (UNAUDITED)



                                 AMERICAN     CAPITAL     DIVIDEND               VALUE-ADDED      GLOBAL
                                   VALUE       GROWTH      GROWTH     UTILITIES    MARKET         EQUITY        STRATEGIST

---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest......................  $   110,855  $      713  $     9,439  $   8,680  $    11,805  $       17,773   $    269,126
Dividends.....................      149,796*      3,744*   1,422,606*    86,439*     190,780*        119,744*        94,051
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL INCOME.............      260,651       4,457    1,432,045     95,119      202,585         137,517        363,177
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
EXPENSES
Investment management fee.....      229,993      13,989      418,755     20,047       58,249          88,799        106,545
Transfer agent fees and
  expenses....................       48,915       2,411       57,705      9,175       13,452          24,150         31,512
Shareholder reports and
  notices.....................       12,904         878       18,040      1,419        5,764           4,941          6,365
Professional fees.............        7,940       8,372        7,113      8,410        7,932           3,415          7,968
Trustees' fees and expenses...        1,171          32        2,576         43          538             552            653
Registration fees.............       15,902       7,874        6,489      6,757        7,426          10,052          7,209
Custodian fees................       22,271       7,922       16,419      6,172        9,899          19,725          6,997
Organizational expenses.......        1,368       1,364        1,186      1,190        1,365           1,191          1,189
Other.........................        1,819         903        2,605        671        3,881           6,511          1,969
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL EXPENSES...........      342,283      43,745      530,888     53,884      108,506         159,336        170,407
Less: amounts
  waived/reimbursed...........      (71,703)    (27,288)          --    (27,155)          --         (70,537)       (45,059)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET EXPENSES.............      270,580      16,457      530,888     26,729      108,506          88,799        125,348
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET INVESTMENT INCOME
     (LOSS)...................       (9,929)    (12,000)     901,157     68,390       94,079          48,718        237,829
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET REALIZED AND UNREALIZED
GAIN (LOSS):
Net realized gain (loss) on:
    Investments...............    6,670,506     308,540    7,240,475    294,455    1,275,998        (409,191)     2,217,573
    Foreign exchange
      transactions............           --          --           --         --           --            (965)            --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     TOTAL GAIN (LOSS)........    6,670,506     308,540    7,240,475    294,455    1,275,998        (410,156)     2,217,573
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
Net change in unrealized
  appreciation on:
    Investments...............   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,921)    (2,481,361)
    Translation of forward
      foreign currency
      contracts, other assets
      and liabilities
      denominated in foreign
      currencies..............           --          --           --         --           --             188             --
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET
  APPRECIATION/DEPRECIATION...   (3,726,656)   (408,959)  (7,220,599)   335,810   (1,029,844)       (828,733)    (2,481,361)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
     NET GAIN (LOSS)..........    2,943,850    (100,419)      19,876    630,265      246,154      (1,238,889)      (263,788)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
NET INCREASE (DECREASE).......  $ 2,933,921  $ (112,419) $   921,033  $ 698,655  $   340,233  $   (1,190,171)  $    (25,959)
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------
                                -----------  ----------  -----------  ---------  -----------  --------------   ------------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS



                                        LIQUID ASSET          U.S. GOVERNMENT MONEY MARKET
                                ----------------------------  -----------------------------
                                 FOR THE SIX                   FOR THE SIX
                                MONTHS ENDED                  MONTHS ENDED
                                 JANUARY 31,   FOR THE YEAR    JANUARY 31,    FOR THE YEAR
                                    1998           ENDED          1998            ENDED
                                 (UNAUDITED)   JULY 31, 1997   (UNAUDITED)    JULY 31, 1997

-------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $     421,718  $   1,185,191  $     57,568    $     320,377
Net realized gain (loss)......             --             --            --               --
Net change in unrealized
  appreciation/depreciation...             --             --            --               --
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............        421,718      1,185,191        57,568          320,377
                                -------------  -------------  -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........       (421,669)    (1,185,223)      (57,568)        (321,625)
Net realized gain.............             --             --            --               --
                                -------------  -------------  -------------   -------------
     TOTAL....................       (421,669)    (1,185,223)      (57,568)        (321,625)
                                -------------  -------------  -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      4,996,727     29,266,419     3,589,536        8,809,340
Reinvestment of dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Cost of shares repurchased....    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
     NET INCREASE
     (DECREASE)...............     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............     (6,658,700)   (21,539,610)   (2,699,407)      (2,586,481)
NET ASSETS:
Beginning of period...........     21,213,028     42,752,638     4,041,296        6,627,777
                                -------------  -------------  -------------   -------------
     END OF PERIOD............  $  14,554,328  $  21,213,028  $  1,341,889    $   4,041,296
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $          59  $          10  $         --    $          --
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      4,996,727     29,266,419     3,589,536        8,809,340
Issued in reinvestment of
  dividends and
  distributions...............        421,669      1,185,223        57,570          321,624
Repurchased...................    (12,077,145)   (51,991,220)   (6,346,513)     (11,716,197)
                                -------------  -------------  -------------   -------------
NET INCREASE (DECREASE).......     (6,658,749)   (21,539,578)   (2,699,407)      (2,585,233)
                                -------------  -------------  -------------   -------------
                                -------------  -------------  -------------   -------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS


                                                                 INTERMEDIATE INCOME
                                                                      SECURITIES
                                U.S. GOVERNMENT SECURITIES    --------------------------          AMERICAN VALUE
                                ---------------------------                                -----------------------------
                                                              FOR THE SIX
                                FOR THE SIX                     MONTHS                      FOR THE SIX
                                MONTHS ENDED   FOR THE YEAR      ENDED      FOR THE YEAR   MONTHS ENDED
                                JANUARY 31,       ENDED       JANUARY 31,      ENDED        JANUARY 31,    FOR THE YEAR
                                    1998         JULY 31,        1998         JULY 31,         1998            ENDED
                                (UNAUDITED)        1997       (UNAUDITED)       1997        (UNAUDITED)    JULY 31, 1997

------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income
  (loss)......................  $   292,231    $    602,606   $   66,107    $    207,340   $      (9,929)  $      46,600
Net realized gain (loss)......       20,884           5,297        4,486         (62,395)      6,670,506       7,151,437
Net change in unrealized
  appreciation/depreciation...      120,275         365,249       20,698         151,066      (3,726,656)      9,007,653
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............      433,390         973,152       91,291         296,011       2,933,921      16,205,690
                                ------------   ------------   -----------   ------------   -------------   -------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........     (290,708)       (602,630)     (66,153)       (207,294)        (46,601)        (93,984)
Net realized gain.............           --         (22,190)          --              --     (10,423,930)     (3,137,376)
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL....................     (290,708)       (624,820)     (66,153)       (207,294)    (10,470,531)     (3,231,360)
                                ------------   ------------   -----------   ------------   -------------   -------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......    1,813,180       5,963,450      283,057       3,241,075       7,940,634      20,568,978
Reinvestment of dividends and
  distributions...............      285,087         567,526       65,091         165,904      10,456,727       3,227,638
Cost of shares repurchased....   (3,608,813)     (5,033,814)    (569,427)     (5,211,640)    (13,419,711)    (22,877,816)
                                ------------   ------------   -----------   ------------   -------------   -------------
     NET INCREASE
     (DECREASE)...............   (1,510,546)      1,497,162     (221,279)     (1,804,661)      4,977,650         918,800
                                ------------   ------------   -----------   ------------   -------------   -------------
     TOTAL INCREASE
     (DECREASE)...............   (1,367,864)      1,845,494     (196,141)     (1,715,944)     (2,558,960)     13,893,130
NET ASSETS:
Beginning of period...........   10,496,307       8,650,813    2,455,772       4,171,716      54,214,494      40,321,364
                                ------------   ------------   -----------   ------------   -------------   -------------
     END OF PERIOD............  $ 9,128,443    $ 10,496,307   $2,259,631    $  2,455,772   $  51,655,534   $  54,214,494
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $     1,523    $         --   $       --    $         46   $      (9,930)  $      46,600
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------
SHARES ISSUED AND REPURCHASED:
Sold..........................      182,904         616,600       29,319         340,574         475,241       1,422,680
Issued in reinvestment of
  dividends and
  distributions...............       28,729          58,481        6,741          17,479         759,385         237,676
Repurchased...................     (363,557)       (517,322)     (58,881)       (547,645)       (812,452)     (1,545,904)
                                ------------   ------------   -----------   ------------   -------------   -------------
NET INCREASE (DECREASE).......     (151,924)        157,759      (22,821)       (189,592)        422,174         114,452
                                ------------   ------------   -----------   ------------   -------------   -------------
                                ------------   ------------   -----------   ------------   -------------   -------------

                                     CAPITAL GROWTH
                                -------------------------

                                FOR THE SIX
                                  MONTHS        FOR THE
                                   ENDED         YEAR
                                JANUARY 31,      ENDED
                                   1998        JULY 31,
                                (UNAUDITED)      1997

------------------------------
INCREASE (DECREASE) IN NET
ASSETS:
OPERATIONS:
Net investment income
  (loss)......................  $  (12,000)   $   (5,965)
Net realized gain (loss)......     308,540       294,325
Net change in unrealized
  appreciation/depreciation...    (408,959)      762,068
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............    (112,419)    1,050,428
                                -----------   -----------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........          --        (2,106)
Net realized gain.............    (499,326)      (56,080)
                                -----------   -----------
     TOTAL....................    (499,326)      (58,186)
                                -----------   -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......     490,054     1,297,311
Reinvestment of dividends and
  distributions...............     498,585        58,150
Cost of shares repurchased....    (901,041)     (665,910)
                                -----------   -----------
     NET INCREASE
     (DECREASE)...............      87,598       689,551
                                -----------   -----------
     TOTAL INCREASE
     (DECREASE)...............    (524,147)    1,681,793
NET ASSETS:
Beginning of period...........   3,669,646     1,987,853
                                -----------   -----------
     END OF PERIOD............  $3,145,499    $3,669,646
                                -----------   -----------
                                -----------   -----------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $  (12,000)   $       --
                                -----------   -----------
                                -----------   -----------
SHARES ISSUED AND REPURCHASED:
Sold..........................      30,557        91,240
Issued in reinvestment of
  dividends and
  distributions...............      37,042         4,317
Repurchased...................     (54,209)      (45,416)
                                -----------   -----------
NET INCREASE (DECREASE).......      13,390        50,141
                                -----------   -----------
                                -----------   -----------

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED



                                         DIVIDEND GROWTH                        UTILITIES
                                ----------------------------------   -------------------------------
                                 FOR THE SIX                          FOR THE SIX
                                 MONTHS ENDED                         MONTHS ENDED
                                 JANUARY 31,       FOR THE YEAR       JANUARY 31,      FOR THE YEAR
                                     1998              ENDED              1998            ENDED
                                 (UNAUDITED)       JULY 31, 1997      (UNAUDITED)     JULY 31, 1997

----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income.........  $      901,157      $    1,722,758   $      68,390    $      181,177
Net realized gain (loss)......       7,240,475           8,642,932         294,455           608,162
Net change in unrealized
  appreciation/depreciation...      (7,220,599)         21,493,364         335,810           426,820
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............         921,033          31,859,054         698,655         1,216,159
                                --------------   -----------------   --------------   --------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........      (1,056,382)         (1,707,024)        (99,698)         (160,780)
Net realized gain.............     (11,483,411)         (2,463,125)       (626,928)               --
                                --------------   -----------------   --------------   --------------
     TOTAL....................     (12,539,793)         (4,170,149)       (726,626)         (160,780)
                                --------------   -----------------   --------------   --------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......      11,895,670          37,149,898         766,131         2,818,978
Reinvestment of dividends and
  distributions...............      12,516,642           4,150,502         725,733           158,903
Cost of shares repurchased....     (21,663,731)        (23,440,408)     (1,129,385)       (6,235,329)
                                --------------   -----------------   --------------   --------------
     NET INCREASE
     (DECREASE)...............       2,748,581          17,859,992         362,479        (3,257,448)
                                --------------   -----------------   --------------   --------------
     TOTAL INCREASE
     (DECREASE)...............      (8,870,179)         45,548,897         334,508        (2,202,069)
NET ASSETS:
Beginning of period...........     115,311,509          69,762,612       5,391,228         7,593,297
                                --------------   -----------------   --------------   --------------
     END OF PERIOD............  $  106,441,330      $  115,311,509   $   5,725,736    $    5,391,228
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS).................  $      210,699      $      365,924   $      22,892    $       54,200
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------
SHARES ISSUED AND REPURCHASED:
Sold..........................         626,873           2,205,684          53,835           222,951
Issued in reinvestment of
  dividends and
  distributions...............         731,871             255,693          52,861            12,596
Repurchased...................      (1,146,677)         (1,379,982)        (81,367)         (488,313)
                                --------------   -----------------   --------------   --------------
NET INCREASE (DECREASE).......         212,067           1,081,395          25,329          (252,766)
                                --------------   -----------------   --------------   --------------
                                --------------   -----------------   --------------   --------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS



                                   VALUE-ADDED MARKET            GLOBAL EQUITY                 STRATEGIST
                               --------------------------  --------------------------  --------------------------
                               FOR THE SIX                 FOR THE SIX                 FOR THE SIX
                               MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR  MONTHS ENDED  FOR THE YEAR
                               JANUARY 31,      ENDED      JANUARY 31,      ENDED      JANUARY 31,      ENDED
                                   1998        JULY 31,        1998        JULY 31,        1998        JULY 31,
                               (UNAUDITED)       1997      (UNAUDITED)       1997      (UNAUDITED)       1997

-----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:
Net investment income......... $    94,079   $    208,257  $    48,718   $    128,358  $   237,829   $    615,034
Net realized gain (loss)......   1,275,998        896,043     (410,156)       811,865    2,217,573        247,627
Net change in unrealized
  appreciation/depreciation...  (1,029,844)     6,185,067     (828,733)     2,898,751   (2,481,361)     4,379,845
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............     340,233      7,289,367   (1,190,171)     3,838,974      (25,959)     5,242,506
                               ------------  ------------  ------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS
FROM:
Net investment income.........    (190,320)      (279,999)    (209,613)       (70,000)    (579,076)      (408,002)
Net realized gain.............    (940,949)      (698,399)    (786,673)      (367,529)  (2,892,000)      (699,994)
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL....................  (1,131,269)      (978,398)    (996,286)      (437,529)  (3,471,076)    (1,107,996)
                               ------------  ------------  ------------  ------------  ------------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from sales.......   2,714,845      6,558,038    2,499,146      7,696,263    3,032,517      7,519,070
Reinvestment of dividends and
  distributions...............   1,094,116        948,925      989,770        435,668    3,467,463      1,107,086
Cost of shares repurchased....  (4,969,740)   (10,417,432)  (4,559,911)    (3,421,423)  (7,069,581)    (3,796,952)
                               ------------  ------------  ------------  ------------  ------------  ------------
     NET INCREASE
     (DECREASE)...............  (1,160,779)    (2,910,469)  (1,070,995)     4,710,508     (569,601)     4,829,204
                               ------------  ------------  ------------  ------------  ------------  ------------
     TOTAL INCREASE
     (DECREASE)...............  (1,951,815)     3,400,500   (3,257,452)     8,111,953   (4,066,636)     8,963,714
NET ASSETS:
Beginning of period...........  23,779,735     20,379,235   19,797,196     11,685,243   26,459,420     17,495,706
                               ------------  ------------  ------------  ------------  ------------  ------------
     END OF PERIOD............ $21,827,920   $ 23,779,735  $16,539,744   $ 19,797,196  $22,392,784   $ 26,459,420
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS)................. $     4,120   $    100,361  $   (29,347)  $    131,548  $    40,488   $    381,735
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------
SHARES ISSUED AND REPURCHASED:
Sold..........................     145,290        416,960      186,903        606,253      207,847        549,814
Issued in reinvestment of
  dividends and
  distributions...............      62,095         62,594       80,798         35,887      282,597         83,616
Repurchased...................    (268,571)      (680,374)    (340,834)      (265,700)    (489,475)      (277,595)
                               ------------  ------------  ------------  ------------  ------------  ------------
NET INCREASE (DECREASE).......     (61,186)      (200,820)     (73,133)       376,440          969        355,835
                               ------------  ------------  ------------  ------------  ------------  ------------
                               ------------  ------------  ------------  ------------  ------------  ------------

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



DEAN WITTER
RETIREMENT SERIES



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


SEMIANNUAL REPORT
JANUARY 31, 1998

                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST
                                    PART B
                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information relates to the shares of U.S. Government Money Market Fund Inc. (the "Acquiring Fund") to be issued pursuant to an Agreement and Plan of Reorganization, dated April 30, 1998, between the Acquiring Fund and U.S. Government Money Market Series ("U.S. Government Money Market"), one of eleven portfolios of Dean Witter Retirement Series ("Retirement Series"), in connection with the acquisition by the Acquiring Fund of substantially all of the assets, subject to stated liabilities, of U.S. Government Money Market. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related
Proxy Statement and Prospectus, dated June   , 1998. A copy of the Proxy
Statement and Prospectus may be obtained without charge by mailing a written request to the Acquiring Fund at Two World Trade Center, New York, New York 10048 or by calling Nina Maceda at Dean Witter Trust Company at (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.

   The date of this Statement of Additional Information is June   , 1998.

                              TABLE OF CONTENTS

                                                    PAGE
                                                  --------
INTRODUCTION ....................................    B-3
ADDITIONAL INFORMATION ABOUT ACQUIRING FUND  ....    B-3
FINANCIAL STATEMENTS ............................    B-4

                                 INTRODUCTION

   This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated June , 1998 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to U.S. Government Money Market shareholders in connection with the solicitation of proxies by the Board of Trustees of U.S. Government Money Market to be voted at the Special Meeting of Shareholders of U.S. Government Money Market to be held on August 19, 1998. This Statement of Additional Information incorporates by reference the Statement of Additional Information of the Acquiring Fund dated March 2, 1998 and the Statement of Additional Information of Retirement Series dated October 31, 1997.

               ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

INVESTMENT OBJECTIVES AND POLICIES

   For additional information about the Acquiring Fund's investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in the Acquiring Fund's Statement of Additional Information.

MANAGEMENT

   For additional information about the Board of Trustees, officers and management personnel of the Acquiring Fund , see "The Trust and Its Management" and "Trustees and Officers" in the Acquiring Fund's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

   For additional information about the Acquiring Fund's investment manager, see "The Trust and Its Management" in the Acquiring Fund's Statement of Additional Information. For additional information about the Acquiring Fund's independent auditors, see "Independent Accountants" in the Acquiring Fund's Statement of Additional Information. For additional information about other services provided to the Acquiring Fund see "Custodian and Transfer Agent" and in the Acquiring Fund's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

   For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in the Acquiring Fund's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

   For additional information about the voting rights and other characteristics of the shares of the Acquiring Fund, see "Shares of the Trust" in the Acquiring Fund's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

   For additional information about the purchase and redemption of the Acquiring Fund's shares and the determination of net asset value, see "Purchase of Trust Shares," "Redemption of Trust Shares" and "Financial Statements" in the Acquiring Fund's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

   For additional information about the Acquiring Fund's policies regarding dividends and distributions and tax matters affecting the Acquiring Fund and its shareholders, see "Dividends, Distributions and Taxes" and "Financial Statements" in the Acquiring Fund's Statement of Additional Information.

DISTRIBUTION OF SHARES

   For additional information about the Acquiring Fund's distributor and the distribution agreement between the Acquiring Fund and its distributor, see "Purchase of Trust Shares" in the Acquiring Fund's Statement of Additional Information.

PERFORMANCE DATA

   For additional information about the Acquiring Fund's performance data, see "Dividends, Distributions and Taxes--Information on Computation of Yield" in the Acquiring Fund's Statement of Additional Information.

                             FINANCIAL STATEMENTS

   The Acquiring Fund's most recent audited financial statements are set forth in its Prospectus, dated March 2, 1998, a copy of which accompanies and is incorporated by reference in, the Proxy Statement and Prospectus. U.S. Government Money Market's most recent audited financial statements are set forth in the Annual Report for Retirement Series for the fiscal year ended July 31, 1997, which is incorporated by reference to the Proxy Statement and Prospectus.

STATEMENT OF ADDITIONAL INFORMATION


MARCH 2, 1998                                               DEAN WITTER
                                                            U.S. GOVERNMENT
                                                            MONEY MARKET
                                                            TRUST
----------------------------------------------------------------------

    Dean Witter U.S. Government Money Market Trust (the "Trust") is an open-end diversified management investment company whose investment objectives are security of principal, high current income and liquidity. The Trust seeks to achieve its objectives by investing primarily in money market instruments maturing in thirteen months or less which are issued or guaranteed by the United States Government, its agencies or instrumentalities. (See "Investment Practices and Policies".) Shares of the Trust are not sponsored, guaranteed, endorsed or insured by the U.S. Government or any agency thereof.

    The Trust is authorized to reimburse for specific expenses incurred in promoting the distribution of the Trust's shares pursuant to a Plan of Distribution with Dean Witter Distributors Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15% of the average daily net assets of the Trust.


    A Prospectus for the Trust, dated March 2, 1998, which provides the basic information you should know before investing in the Trust, may be obtained without charge by request of the Trust at its address or at one of the telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices or from any other Selected Broker-Dealer. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Trust, and should be read in conjunction with the Prospectus.


Dean Witter
U.S. Government Money Market Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or (800) 869-NEWS (toll-free)


TABLE OF CONTENTS
--------------------------------------------------------------------------------
The Trust and its Management...........................................................          3
Trustees and Officers..................................................................          6
Investment Practices and Policies......................................................         11
Investment Restrictions................................................................         13
Portfolio Transactions and Brokerage...................................................         14
Purchase of Trust Shares...............................................................         16
Redemption of Trust Shares.............................................................         24
Dividends, Distributions and Taxes.....................................................         25
Shares of the Trust....................................................................         26
Custodian and Transfer Agent...........................................................         27
Independent Accountants................................................................         27
Reports to Shareholders................................................................         27
Legal Counsel..........................................................................         28
Experts................................................................................         28
Registration Statement.................................................................         28
Financial Statements...................................................................         28

THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE TRUST

    The Trust is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on November 18, 1981 under the name Sears U.S. Government Money Market Trust. On January 18, 1983 the Trustees approved a change in the Trust's name, which became effective March 21, 1983, to Dean Witter/Sears U.S. Government Money Market Trust. On February 19, 1993, the Trustees changed the name of the Trust to Dean Witter U.S. Government Money Market Trust.


    As of January 31, 1998, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Trust. The percentage ownership of the Trust changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Trust's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Trust and research relating to the Trust's portfolio are conducted by or under the direction of officers of the Trust and of the Investment Manager, subject to review by the Trust's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."



    The Investment Manager is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter Select Municipal Reinvestment Fund, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special

Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Morgan Stanley Dean Witter Growth Fund, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Trust, are collectively referred to as the Dean Witter Funds.



    In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Trust has retained the Investment Manager to manage the investment of the Trust's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies.

    Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Trust may reasonably require in the conduct of its business, including the services of personnel in connection with the pricing of the Trust's shares and the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Trust, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Trust.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Trust which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Trust or any of the fees being paid by the Trust for the overall services being performed under the terms of the existing Management Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Trust's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), (see "Purchase of Trust Shares") will be paid by the Trust. Such expenses include, but are not limited to: the distribution fee under the Plan of Distribution pursuant to Rule 12b-1 (see "Purchase of Trust Shares"), charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing certificates representing shares of the Trust; registration costs of the Trust and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of printing, including typesetting, and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, distribution, withdrawal or redemption options; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Trust or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.


    As full compensation for the services and facilities furnished to the Trust and expenses of the Trust assumed by the Investment Manager, the Trust pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Trust determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion. For the fiscal years ended January 31, 1996, 1997 and 1998, the Trust accrued to the Investment Manager total compensation of $4,061,755, $4,190,754 and $4,108,339, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Trust or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Trust or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Trustees on February 21, 1997 and by the shareholders of the Trust at a Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on October 30, 1992 and by the shareholders of the Trust at a Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Trust, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Trust, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement has an initial term ending April 30, 1999 and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Trust, or by the Board of Trustees of the Trust; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The Trust has acknowledged that the name "Dean Witter" is a property right of DWR. The Trust has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter." The Trust has also agreed that in the event the Agreement is terminated, or if the affiliation between Dean Witter and its parent company is terminated, the Trust will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Trust, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 85 Dean Witter Funds and the 11 TCW/DW Funds are shown below.


NAME, AGE, POSITION WITH TRUST AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------  ---------------------------------------------------------------------
Michael Bozic (57)                          Chairman and Chief Executive Officer of Levitz Furniture Corporation
Trustee                                     (since November, 1995); Director or Trustee of the Dean Witter Funds;
c/o Levitz Furniture Corporation            formerly President and Chief Executive Officer of Hills Department
6111 Broken Sound Parkway, N.W.             Stores (May, 1991-July, 1995); formerly variously Chairman, Chief
Boca Raton, Florida                         Executive Officer, President and Chief Operating Officer (1987-1991)
                                            of the Sears Merchandise Group of Sears, Roebuck and Co.; Director of
                                            Eaglemark Financial Services, Inc., the United Negro College Fund and
                                            Weirton Steel Corporation.

Charles A. Fiumefreddo* (64)                Chairman, Chief Executive Officer and Director of InterCapital,
Chairman of the Board,                      Distributors and DWSC; Executive Vice President and Director of DWR;
President, Chief Executive                  Chairman, Director or Trustee, President and Chief Executive Officer
Officer and Trustee                         of the Dean Witter Funds; Chairman, Chief Executive Officer and
Two World Trade Center                      Trustee of the TCW/DW Funds; Chairman and Director of Dean Witter
New York, New York                          Trust FSB ("DWT"); Director and/or officer of various MSDWD subsidiaries.

Edwin J. Garn (65)                          Director or Trustee of the Dean Witter Funds; formerly United States
Trustee                                     Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee
c/o Huntsman Corporation                    (1980-1986); formerly Mayor of Salt Lake City, Utah (1971-1974);
500 Huntsman Way                            formerly Astronaut, Space Shuttle Discovery (April 12-19, 1985); Vice
Salt Lake City, Utah                        Chairman, Huntsman Corporation; Director of Franklin Covey (time management systems), John Alden Financial Corp. (health insurance),
                                            United Space Alliance (joint venture between Lockheed Martin and the
                                            Boeing Company) and Nuskin Asia Pacific (multilevel marketing);
                                            member of the board of various civic and charitable organizations.

John R. Haire (73)                          Chairman of the Audit Commitee and Chairman of the Committee of the
Trustee                                     Independent Directors or Trustees and Director or Trustee of the Dean
Two World Trade Center                      Witter Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                          Committee of the Independent Trustees and Trustee of the TCW/DW
                                            Funds; formerly President, Council for Aid to Education (1978-1989)
                                            and Chairman and Chief Executive Officer of Anchor Corporation, an
                                            Investment Adviser (1964-1978).



                                       6




NAME, AGE, POSITION WITH TRUST AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------  ---------------------------------------------------------------------
Wayne E. Hedien (64)                        Retired; Director or Trustee of the Dean Witter Funds; Director of
Trustee                                     the PMI Group, Inc. (private mortgage insurance); Trustee and Vice
c/o Gordon Altman Butowsky                  Chairman of The Field Museum of Natural History; formerly associated
 Weitzen Shalov & Wein                      with the Allstate Companies (1966-1994), most recently as Chairman of
Counsel to the Independent Trustees         The Allstate Corporation (March, 1993-December, 1994) and Chairman
114 West 47th Street                        and Chief Executive Officer of its wholly-owned subsidiary, Allstate
New York, New York                          Insurance Company (July, 1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (49)                  Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                     Co-Chairman and a founder of the Group of Seven Council (G7C), an
c/o Johnson Smick International, Inc.       international economic commission; Director or Trustee of the Dean
1133 Connecticut Avenue, N.W.               Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since
Washington, DC                              June, 1995); Director of Greenwich Capital Markets, Inc.
                                            (broker-dealer); Chairman and Trustee of the Financial Accounting
                                            Foundation (oversight organization for the FASB); formerly Vice
                                            Chairman of the Board of Governors of the Federal Reserve System
                                            (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                      General Partner, Triumph Capital, L.P., a private investment
Trustee                                     partnership; Director or Trustee of the Dean Witter Funds; Trustee of
c/o Triumph Capital, L.P.                   the TCW/DW Funds; formerly Vice President, Bankers Trust Company and
237 Park Avenue                             BT Capital Corporation (1984-1988); Director of various business
New York, New York                          organizations.

Philip J. Purcell* (54)                     Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                     MSDWD, DWR and Novus Credit Services Inc.; Director of InterCapital,
1585 Broadway                               DWSC and Distributors; Director or Trustee of the Dean Witter Funds;
New York, New York                          Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)                      Retired; Director or Trustee of the Dean Witter Funds; Trustee of the
Trustee                                     TCW/DW Funds; Director of Citizens Utilities Company; formerly
c/o Gordon Altman Butowsky                  Executive Vice President and Chief Investment Officer of the Home
  Weitzen Shalov & Wein                     Insurance Company (August, 1991-September 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

Barry Fink (43)                             Senior Vice President (since March, 1997) and Secretary and General
Vice President, Secretary and               Counsel (since February, 1997) of InterCapital and DWSC; Senior Vice
General Counsel                             President (since March, 1997) and Assistant Secretary and Assistant
Two World Trade Center                      General Counsel (since February, 1997) of Distributors; Assistant
New York, New York                          Secretary of DWR (since August, 1996); Vice President, Secretary and
                                            General Counsel of the Dean Witter Funds and the TCW/DW Funds (since
                                            February, 1997); previously First Vice President (June,
                                            1993-February, 1997), Vice President (until June, 1993) and Assistant
                                            Secretary and Assistant General Counsel of InterCapital and DWSC and
                                            Assistant Secretary of the Dean Witter Funds and TCW/DW Funds.



                                       7




NAME, AGE, POSITION WITH TRUST AND ADDRESS              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
------------------------------------------  ---------------------------------------------------------------------
Jonathan R. Page (51)                       Senior Vice President of InterCapital; Vice President of various Dean
Vice President                              Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (52)                       First Vice President and Assistant Treasurer of InterCapital and
Treasurer                                   DWSC; Treasurer of the Dean Witter Funds and the TCW/DW Funds.
Two World Trade Center
New York, New York


---------
 *Denotes Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.


    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT, and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, and Peter M. Avelar, Paul D. Vance and James F. Willison, Senior Vice Presidents of InterCapital, are Vice Presidents of the Trust and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, LouAnne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Trust.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES


    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Dean Witter Funds, comprised of 129 portfolios. As of January 31, 1998, the Dean Witter Funds had total net assets of approximately $96 billion and more than five million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.


    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE

    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES


    The Trust pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Trust.



    The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended January 31, 1998.


                               TRUST COMPENSATION




                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE TRUST
--------------------------------------------------------------  ---------------

Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,800
John R. Haire.................................................       3,750
Wayne E. Hedien...............................................         782
Dr. Manuel H. Johnson.........................................       1,750
Michael E. Nugent.............................................       1,800
John L. Schroeder.............................................       1,800




    The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS





                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427


    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Trust, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Trust's Independent Trustees by the Trust for the fiscal year ended January 31, 1998 and by the 57 Dean Witter Funds (including the Trust) for the year ended December 31, 1997, and the estimated retirement benefits for the Trust's Independent Trustees, to commence upon their retirement, from the Trust as of January 31, 1998 and from the 57 Dean Witter Funds as of December 31, 1997.


          RETIREMENT BENEFITS FROM THE TRUST AND ALL DEAN WITTER FUNDS




                                       FOR ALL ADOPTING FUNDS
                                     ---------------------------                          ESTIMATED ANNUAL
                                      ESTIMATED                                               BENEFITS
                                       CREDITED                    RETIREMENT BENEFITS          UPON
                                        YEARS        ESTIMATED     ACCRUED AS EDPENSES     RETIREMENT(2)
                                      OF SERVICE     PERCENTAGE    --------------------   ----------------
                                          AT             OF                    BY ALL      FROM   FROM ALL
                                      RETIREMENT      ELIGIBLE      BY THE    ADOPTING     THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)   COMPENSATION    TRUST       FUNDS     TRUST    FUNDS
-----------------------------------  ------------   ------------   --------   --------    ------  --------
Michael Bozic......................       10           50.0%       $  347      $20,499    $  825  $ 47,025
Edwin J. Garn......................       10           50.0           492       30,878       825    47,025
John R. Haire......................       10           50.0          (789)(3)  (19,823)(3) 2,260   127,897
Wayne E. Hedien                            9           42.5            52            0       701    39,971
Dr. Manuel H. Johnson..............       10           50.0           209       12,832       825    47,025
Michael E. Nugent..................       10           50.0           351       22,546       825    47,025
John L. Schroeder..................        8           41.7           667       39,350       693    39,504



------------------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.


    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------


    REPURCHASE AGREEMENTS. As discussed in the Prospectus, when cash may be available to the Trust for only a few days, it may be invested by the Trust in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Trust. These agreements, which may be viewed as a type of secured lending by the Trust, typically involve the acquisition by the Trust of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Trust will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Trust's custodian bank, at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Trust will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Trust to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed thirteen months. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Trust follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Investment Manager. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price, which consists of the purchase price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (see "Purchase of Trust Shares-- Determination of Net Asset Value"). Additionally, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Trust will seek to liquidate such collateral. However, the exercising of the Trust's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Trust could suffer a loss. It is the current policy of the Trust not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Trust, amounts to more than 10% of its total assets. The Trust's investments in repurchase agreements may, at times, be substantial when, in the view of the Investment Manager, liquidity or other considerations so warrant.


    REVERSE REPURCHASE AGREEMENTS. As discussed in the Prospectus, the Trust may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Trust of portfolio assets concurrently with an agreement by the Trust to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Trust can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Trust of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Trust intends to use the reverse repurchase technique only when it will be to its advantage to do so. The Trust will establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Trust and for purposes other than meeting redemptions may not exceed 5% of the Trust's total assets.

    LENDING OF PORTFOLIO SECURITIES. Subject to investment restriction (11) below, the Trust may lend portfolio securities to brokers, dealers and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Trust and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the Trust any income accruing thereon, and the Trust may invest the cash collateral in portfolio securities, thereby earning additional income. The Trust will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 10% of the value of its total assets. Loans would be subject to termination by the Trust on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Trust and its shareholders. The Trust may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Trust may purchase securities on a when-issued or delayed delivery basis, i.e., delivery and payment can take place between a month and 120 days after the date of the transaction. At the time the Trust makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Trust will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities.


    The foregoing strategies, and those discussed in the Prospectus under the heading "Investment Objectives and Policies," may subject the Trust to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by the Trust if, in the opinion of the Investment Manager, they will be advantageous to the Trust, the Trust will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously cited techniques may be used by the Trust, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to the Trust will result in the achievement of its objectives.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The Trust has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Trust, as defined in the Act. Majority is defined in the Act as the lesser of (a) sixty-seven percent or more of the shares present at a meeting of shareholders, if the holders of more than fifty percent of the outstanding shares of the Trust are present or represented by proxy, or (b) more than fifty percent of the outstanding shares.

    These restrictions provide that the Trust may not:

        1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds, municipal bonds or industrial revenue bonds;

        2. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Trust's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. Borrowings in excess of 5% will be repaid before additional investments are made;

        3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 10% of the value of its net assets, but only to secure borrowings for temporary or emergency purposes;

        4.  Sell securities short or purchase securities on margin;

        5.  Write or purchase put or call options;

        6. Underwrite the securities of other issuers or purchase restricted securities except insofar as the Trust may enter into any repurchase or reverse repurchase agreements;

        7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts or oil and gas interests;

        8. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements referred to under "Investment Practices and Policies" above and "Investment Objectives and Policies" in the Prospectus;

        9. Issue senior securities as defined in the Act except insofar as the Trust may be deemed to have issued a senior security by reason of: (a) entering into any repurchase or reverse repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities;

        10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization;

        11. Lend its portfolio securities in excess of 10% of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Trustees, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.


    Notwithstanding any other investment policy or restriction, the Trust may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Trust.


    If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not constitute a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

    Subject to the general supervision by the Trustees of the Trust, the Investment Manager is responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of portfolio securities are normally transacted through issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. The Trust has never paid any brokerage commissions.


    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Trust and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Trust and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Trust and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Trust regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Trust and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    In seeking to implement the Trust's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Trust or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Trust directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.


    Pursuant to an order of the Securities and Exchange Commission, the Trust may effect principal transactions in certain money market instruments with DWR. The Trust will limit its transactions with DWR to U.S. Government and Government Agency Securities. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. The Trust did not effect any such transactions with DWR during its fiscal years ended January 31, 1996, 1997 and 1998.



    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect any portfolio transactions for the Trust, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's length transaction. Furthermore, the Trustees of the Trust, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Trust has never paid any brokerage commissions to an affiliated broker or dealer.


    Portfolio turnover rate is defined as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, it is anticipated that the Trust's policy of investing in government securities with remaining maturities of less than one year will not result in a quantifiable portfolio turnover rate. However, because of the short-term nature of the Trust's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of such securities, the large number of these transactions does not have an adverse effect upon the net yield and net asset value of the shares of the Trust.

PURCHASE OF TRUST SHARES
--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Trust offers its shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Trust and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and a wholly-owned subsidiary of MSDWD, shares of the Trust are distributed by the Distributor and through certain selected broker-dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers") at an offering price equal to the net asset value per share next calculated following receipt of an effective purchase order (accompanied by Federal Funds). Dealers in the securities markets in which the Trust will invest usually require immediate payment in Federal Funds. Since the payment by a Trust shareholder for his or her other shares cannot be invested until it is converted into and available to the Trust in Federal Funds, the Trust requires such payments to be so available before a share purchase order can be considered effective. All checks submitted for payment are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.



    The Board of Trustees of the Trust, including a majority of the Trustees who are not and were not at the time of their vote "interested persons" (as defined in the Act) of either party to the Distribution Agreement (the "Independent Trustees"), approved, at its meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Trust's shares and providing for the Distributor to bear distribution expenses not borne by the Trust. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Trust's prior Distribution Agreement except for its dates of effectiveness and termination.



    SHAREHOLDER INVESTMENT ACCOUNT. Upon the purchase of shares of the Trust, a Shareholder Investment Account is opened for the investor on the books of the Trust, maintained by the Trust's Transfer Agent, Dean Witter Trust FSB (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account directly through the Transfer Agent, the shareholder will be mailed a written confirmation of such transaction.


    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. A shareholder may make additional investments in shares of the Trust at any time through the Shareholder Investment Account by sending a check, payable to Dean Witter U.S. Government Money Market Trust, in any amount not less than $50, directly to the Transfer Agent. The shares so purchased will be credited to the Shareholder Investment Account.

    ACCOUNT STATEMENTS. All purchases of shares of the Trust will be credited to the shareholder in a Shareholder Investment Account maintained for the shareholder by the Transfer Agent in full and fractional shares of the Trust (rounded to the nearest 1/100 of a share, with the exception of purchases made through reinvestment of dividends, which are rounded to the last 1/100 of a share). A confirmation will be mailed to the shareholder after each shareholder instituted purchase or redemption transaction effected through the Transfer Agent. A quarterly statement of the account is sent to all shareholders.


    The Trust and the Distributor reserve the right to reject any order for the purchase of shares of the Trust. In addition, the offering of shares of the Trust may be suspended at any time and resumed at any time thereafter.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus under the caption "Exchange Privilege", an Exchange Privilege exists whereby investors who have purchased shares of any of the Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), will be permitted, after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for 30 days, to redeem all or part of their shares in that fund, have the proceeds invested in shares of the Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which five funds are called "money market funds") or Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (these nine funds, including the Trust, are collectively referred to herein as the "Exchange Funds"). There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.


    When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of the Trust or any other Exchange Funds, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or Global Short-Term are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter

Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Funds will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the exchange procedures described in the Dean Witter Multi-Class Fund Prospectus under the caption "Purchase of Fund Shares" and in the Global Short-Term Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Trust, the application of proceeds to the purchase of new shares in the Trust or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's Selected Broker-Dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Trust shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any Selected Broker-Dealer.

    Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.


    The Distributor and any Selected Broker-Dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Trust shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected Broker-Dealer for any transactions pursuant to this Exchange Privilege.

    Shares of the Trust acquired pursuant to the Exchange Privilege will be held by the Trust's Transfer Agent in an Exchange Privilege account distinct from any account of the same shareholder who may have acquired shares of the Trust directly. A shareholder of the Trust will not be permitted to make additional investments in such Exchange Privilege account, except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Exchange Privilege account may not thereafter be placed back into that Exchange Privilege account, except by utilizing the Reinstatement Privilege (see "Redemptions and Repurchases -- Reinstatement Privilege" in the Dean Witter Multi-Class Fund, Global Short-Term or FSC Fund Prospectus). If such a shareholder desires to make any additional investments in the Trust, a separate account will be maintained for receipt of such investments. The Trust will have additional costs for account maintenance if a shareholder has more than one account with the Trust.


    The Trust also maintains Exchange Privilege Accounts for shareholders who acquired their shares of the Trust pursuant to exchange privileges offered by other investment companies with which the Investment Manager is not affiliated. The Trust also expects to make available such exchange privilege accounts to other investment companies that may hereafter be managed by the Investment Manager.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust and $5,000 for Dean Witter Tax-Free Daily Income Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter California Tax-Free Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of the Trust and all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.



    The Trust and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds or TCW/DW North American Government Income Trust, pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Trust would be unable to invest amounts effectively in accordance with its objective, policies and restrictions.


    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.


PLAN OF DISTRIBUTION



    As discussed in the Prospectus, the Trust has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act with the Distributor whereby the expenses of certain activities in connection with the distribution of shares of the Trust are reimbursed. A Plan was adopted by the Board of Trustees on March 3, 1982 and an amendment to the Plan was adopted on March 21, 1983. The first amended

Plan was initially approved by the Trustees on January 18, 1983 and by the Trust's shareholders on March 17, 1983. In each case the vote of the Board of Trustees included a majority of the Trustees who are not and were not at the time of their vote interested persons of the Trust (as defined in the Act) and who have and had at the time of their vote no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.



    The Plan provides that the Distributor will bear the expense of all promotional and distribution related activities on behalf of the Trust, including personal services to shareholders and maintenance of shareholder accounts, except for expenses that the Trustees determine to reimburse, as described below. The Distributor, DWR, its affiliates and any other Selected Broker-Dealer may be reimbursed for the following expenses and services under the Plan: (1) compensation to and expenses of account executives and other employees of the Distributor, DWR, its affiliates and other Selected Broker-Dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Trust's shares; (3) expenses incurred in connection with promoting sales of the Trust's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.



    The Trust is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Trust's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Trust's average daily net assets during the month. No interest or other financing charges, if any, incurred on any distribution expense incurred pursuant to the Plan will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to account executives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Trust, the Distributor will provide and the Trustees will review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Trust, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Trust, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Trust's shares.



    The Distributor has informed the Trust that the entire amount of the fees payable by the Trust each year pursuant to the Plan is characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). Such fee is a payment made for personal service and/or maintenance of shareholder accounts.



    At their meeting held on October 30, 1992, the Trustees of the Trust, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization, the share distribution activities theretofore performed by the Trust or for the Trust by DWR were assumed by the Distributor and DWR's sales activities are now performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to the Investment Manager as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other Selected Broker-Dealers (or direct that the Trust pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on July 23, 1997, the Trustees of the Trust, including all of the Independent 12b-1 Trustees, approved amendments to the Plan to change the provisions regarding quarterly budgets.

    DWR's account executives are credited with an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record. The residual is a charge which reflects residual commissions paid by DWR to its account executives and expenses of DWR associated with the sale and promotion of Trust shares and the servicing of shareholders' accounts, including the expenses of operating branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.



    The Trust accrued $861,859 to the Distributor pursuant to the Plan, for the fiscal year ended January 31, 1998. This is 0.10 of 1% of the Trust's average daily net assets for its fiscal year ended January 31, 1998. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Trust for distribution was spent in approximately the following ways: (i) advertising -- $-0-; (ii) printing and mailing prospectuses to other than current shareholders -- $-0-; (iii) compensation to underwriters -- $-0-; (iv) compensation to dealers -- $-0-; (v) compensation to sales personnel -- $-0-; and (vi) other, which includes payments to DWR for expenses substantially all of which relate to compensation of sales personnel and associated overhead expenses -- $861,859.



    Under the Plan, the Distributor uses its best efforts in rendering services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Trust or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Trust or its shareholders.



    Under the Plan, the Distributor provides the Trust, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred by the Distributor on behalf of the Trust during such calendar quarter, which report includes: (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Trust. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.



    The Plan will continue from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. The most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 24, 1997. Any amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Trust, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of the holders of a majority of the outstanding voting securities of the Trust (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees.



    No interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWSC, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Trust.


DETERMINATION OF NET ASSET VALUE

    As discussed in the Prospectus, the net asset value of the Trust is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    The Trust utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Trust. The Trust utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During such periods, the yield to investors in the Trust may differ somewhat from that obtained in a similar company which uses mark to market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Trust would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The Trust's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule"), and is conditioned on its compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Trust's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Trust's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, the Trustees' considerations made pursuant to them and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses or, as provided by the Declaration of Trust, reducing the number of the outstanding shares of the Trust) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Trust's capital the necessary shares that represent the amount of excess upon such determination. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Trust.

    The Rule further requires that the Trust limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities as defined below. The Rule also requires the Trust to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Trust would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Trust's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

    A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    A "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the money market fund's board of directors.

    As permitted by the Rule, the Trustees have delegated to the Trust's Investment Manager, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    If the Trustees determine that it is no longer in the best interests of the Trust and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Trust will notify shareholders of any such change.

    The Trust will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Trust's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Trust's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Trust may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Trust's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark to market basis. Under these circumstances the Trust may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

REDEMPTION OF TRUST SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Trust may be redeemed at net asset value at any time. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared.

    A check drawn by a shareholder against his or her account in the Trust constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Trust's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

    The Trust reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Trust's investments or determination of the Trust's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Trust's investors.

    As discussed in the Prospectus, due to the relatively high cost of handling small investments, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $500 or such lesser amounts as may be fixed by the Trustees. However, before the Trust redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of his or her shares is less than $500 and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to $500 or more before the redemption is processed.


    It has been and remains the Trust's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Trust having a minimum value of at least $5,000, which provides for monthly or quarterly checks in any dollar amount not less than $25 or in any whole percentage of the account balance, on an annualized basis. The Transfer Agent acts as agent for the shareholder in tendering to the Trust for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five days after the date of redemption. The withdrawal plan may be terminated at any time by the Trust.

    Any shareholder who wishes to have payments under the withdrawal plan made to a third party, or sent to an address other than the one listed on the account, must send complete written instructions to the Transfer Agent to enroll in the withdrawal plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the withdrawal plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the withdrawal plan account (see "Redemption of Trust Shares" in the Prospectus) at any time. If the number of shares redeemed is greater than the number of shares paid as dividends, such redemptions may, of course, eventually result in liquidation of all the shares in the account. The systematic withdrawal plan is not available for shares held in an Exchange Privilege Account.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


    DIVIDENDS AND DISTRIBUTIONS. As discussed in the Prospectus, the Trust intends to distribute all of its daily net investment income (and net short-term capital gains, if any) to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of acquisition, original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Trust. Net income will be calculated immediately prior to the determination of net asset value per share of the Trust.


    The Trustees of the Trust may revise the dividend policy, or postpone the payment of dividends, if the Trust should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.


    It has been and remains the Trust's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    TAXES. The Trust has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. If so qualified, the Trust will not be subject to federal income taxes, provided that it distributes all of its taxable net investment income and all of its net realized gains.


    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains and long-term capital gains. Interest and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Since the Trust's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the federal dividends received deduction available to corporations. Realized net long-term capital gains distributions, which are taxable as long-term capital gains, are not eligible for the dividends received deduction.


    Under present Massachusetts law, the Trust is not subject to any Massachusetts income tax during any fiscal year in which the Trust qualifies as a regulated investment company. The Trust might be subject to Massachusetts income taxes for any taxable year in which it does not so qualify as a regulated investment company.

    The Trust may be subject to tax or taxes in certain states where it does business. Furthermore, in those states which have income tax laws, the tax treatment of the Trust and of shareholders with respect to distributions by the Trust may differ from federal tax treatment.

    Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

INFORMATION ON COMPUTATION OF YIELD


    The Trust's current yield for the seven days ending January 31, 1998 was 4.86%. The effective annual yield on 4.86% is 4.98%, assuming daily compounding.


    The Trust's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Trust such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The Trust's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Trust such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Trust in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by Trust and changes in interest rates on such investments, but also on changes in the Trust's expenses during the period.

    Yield information may be useful in reviewing the performance of the Trust and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Trust's yield fluctuates.


    The Trust may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Trust by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Trust since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000,
$50,000 and $100,000 in the Trust at inception (February 17, 1982) would have grown to $25,736, $126,680 and $257,360, respectively, at January 31, 1998.


SHARES OF THE TRUST
--------------------------------------------------------------------------------


    The shareholders of the Trust are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Trust, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. The shareholders also have the right, under certain circumstances, to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than fifty percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his, her or its duties. It also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

    The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Trust's assets. Any of the Trust's cash balances with the Custodian in excess of $100,000 are unprotected by Federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Trust's shares and Dividend Disbursing Agent for payment of dividends and distributions on Trust shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Trust's Investment Manager, and Dean Witter Distributors Inc., the Trust's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Trust.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the independent accountants of the Trust. The independent accountants are responsible for auditing the annual financial statements of the Trust.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Trust will send to shareholders, at least semi-annually, reports showing the Trust's portfolio and other information. An annual report, containing financial statements audited by independent accountants, will be sent to shareholders each year.

    The Trust's fiscal year ends on January 31. The financial statements of the Trust must be audited at least once a year by independent accountants whose selection is made annually by the Trust's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Trust.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Trust included in the Prospectus and incorporated by reference in this Statement of Additional Information have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited financial statements of the Trust for the fiscal year ended January 31, 1998, and the report of the independent accountants thereon, are set forth in the Trust's Prospectus, and are incorporated herein by reference.

                                                                   DEAN WITTER
                                                             RETIREMENT SERIES

STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 31, 1997
-----------------------------------------------------------------------------

   Dean Witter Retirement Series (the "Fund") is an open-end, no-load, management investment company which provides a selection of investment portfolios for institutional and individual investors participating in various employee benefit plans and Individual Retirement Account rollover plans. Each Series has its own investment objective and policies. Shares of the Fund are sold and redeemed at net asset value without the imposition of a sales charge. Dean Witter Distributors Inc., the Fund's Distributor (the "Distributor"), and any of its affiliates are authorized, pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, entered into by the Fund with the Distributor and Dean Witter Reynolds Inc., to make payments, out of their own resources, for expenses incurred in connection with the promotion of distribution of shares of the Fund.

   The LIQUID ASSET SERIES seeks high current income, preservation of capital and liquidity by investing in corporate and government money market instruments.

   The U.S. GOVERNMENT MONEY MARKET SERIES seeks security of principal, high current income and liquidity by investing primarily in money market instruments which are issued and/or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities.

   The U.S. GOVERNMENT SECURITIES SERIES seeks high current income consistent with safety of principal by investing in a diversified portfolio of obligations issued and/or guaranteed by the U.S. Government or its instrumentalities.

   The INTERMEDIATE INCOME SECURITIES SERIES seeks high current income consistent with safety of principal by investing primarily in intermediate term, investment grade fixed-income securities.

   The AMERICAN VALUE SERIES seeks long-term growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

   The CAPITAL GROWTH SERIES seeks long-term capital growth by investing primarily in common stocks selected through utilization of a computerized screening process.

   The DIVIDEND GROWTH SERIES seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in the common stock of companies with a record of paying dividends and the potential for increasing dividends.

   The STRATEGIST SERIES seeks to maximize its total return by actively allocating its assets among the major asset categories of equity securities, fixed-income securities and money market instruments.

   The UTILITIES SERIES seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

   The VALUE-ADDED MARKET SERIES' investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income. It seeks to achieve this objective by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

   The GLOBAL EQUITY SERIES' investment objective is a high level of total return on its assets, primarily through long-term capital growth and, to a lesser extent, from income. It seeks to achieve this objective through investments in all types of common stocks and equivalents, preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.

   A Prospectus for the Fund dated October 31, 1997, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below, from the Fund's Distributor, or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter
Retirement Series
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management..........    3
Trustees and Officers................    6
Investment Practices and Policies ...   13
Investment Restrictions..............   33
Portfolio Transactions and
 Brokerage...........................   35
Determination of Net Asset Value ....   37
Purchase of Fund Shares..............   39
Shareholder Services.................   41
Redemptions and Repurchases..........   43
Dividends, Distributions and Taxes ..   43
Performance Information..............   45
Description of Shares................   48
Custodian and Transfer Agent.........   49
Independent Accountants..............   49
Reports to Shareholders..............   49
Legal Counsel........................   49
Experts..............................   49
Registration Statement...............   50
Principal Securities Holders.........   50
Financial Statements--July 31, 1997 .   51
Report of Independent Accountants ...  106
Appendix.............................  107

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on May 14, 1992.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the portfolio of each Series of the Fund are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review of investments by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager (or investment adviser) of the following investment companies:

                                OPEN-END FUNDS

   1     Active Assets California Tax-Free Trust Dean Witter Japan
   2     Active Assets Government Securities Trust
   3     Active Assets Money Trust
   4     Active Assets Tax-Free Trust
   5     Dean Witter American Value Fund
   6     Dean Witter Balanced Growth Fund
   7     Dean Witter Balanced Income Fund
   8     Dean Witter California Tax-Free Daily Income Trust
   9     Dean Witter California Tax-Free Income Fund
  10     Dean Witter Capital Appreciation Fund
  11     Dean Witter Capital Growth Securities
  12     Dean Witter Convertible Securities Trust Dean Witter
  13     Dean Witter Developing Growth Securities Trust
  14     Dean Witter Diversified Income Trust
  15     Dean Witter Dividend Growth Securities Inc.
  16     Dean Witter European Growth Fund Inc.
  17     Dean Witter Federal Securities Trust
  18     Dean Witter Fund of Funds
  19     Dean Witter Global Asset Allocation Fund
  20     Dean Witter Global Dividend Growth Securities
  21     Dean Witter Global Short-Term Income Fund Inc.
  22     Dean Witter Global Utilities Fund
  23     Dean Witter Hawaii Municipal Trust Dean Witter Tax-Free
  24     Dean Witter Health Sciences Trust
  25     Dean Witter High Income Securities
  26     Dean Witter High Yield Securities Inc.
  27     Dean Witter Income Builder Fund
  28     Dean Witter Information Fund
  29     Dean Witter Intermediate Income Securities
  30     Dean Witter Intermediate Term U.S. Treasury Trust
  31     Dean Witter International SmallCap Fund
  32     Dean Witter Japan Fund
  33     Dean Witter Limited Term Municipal Trust
  34     Dean Witter Liquid Asset Fund Inc.
  35     Dean Witter Market Leader Trust
  36     Dean Witter Mid-Cap Growth Fund
  37     Dean Witter Multi-State Municipal Series Trust
  38     Dean Witter National Municipal Trust
  39     Dean Witter Natural Resource Development Securities Inc.
  40     Dean Witter New York Municipal Money Market Trust
  41     Dean Witter New York Tax-Free Income Fund
  42     Dean Witter Pacific Growth Fund Inc.
  43     Dean Witter Precious Metals and Minerals Trust
  44     Dean Witter Retirement Series
  45     Dean Witter S&P 500 Index Fund
  46     Dean Witter Select Dimensions Investment Series
  47     Dean Witter Select Municipal Reinvestment Fund
  48     Dean Witter Short-Term Bond Fund
  49     Dean Witter Short-Term U.S. Treasury Trust
  50     Dean Witter Special Value Fund
  51     Dean Witter Strategist Fund
  52     Dean Witter Tax-Exempt Securities Trust
  53     Dean Witter Daily Income Trust
  54     Dean Witter U.S. Government Money Market Trust
  55     Dean Witter U.S. Government Securities Trust
  56     Dean Witter Utilities Fund
  57     Dean Witter Value-Added Market Series
  58     Dean Witter Variable Investment Series
  59     Dean Witter World Wide Income Trust
  60     Dean Witter World Wide Investment Trust

CLOSED-END FUNDS

   1     High Income Advantage Trust
   2     High Income Advantage Trust II
   3     High Income Advantage Trust III
   4     InterCapital Income Securities Inc.
   5     Dean Witter Government Income Trust
   6     InterCapital Insured Municipal Bond Trust
   7     InterCapital Insured Municipal Trust
   8     InterCapital Insured Municipal Income Trust
   9     InterCapital California Insured Municipal Income Trust
  10     InterCapital Insured Municipal Securities
  11     InterCapital Insured California Municipal Securities
  12     InterCapital Quality Municipal Investment Trust
  13     InterCapital Quality Municipal Income Trust
  14     InterCapital Quality Municipal Securities
  15     InterCapital California Quality Municipal Securities
  16     InterCapital New York Quality Municipal Securities
  17     Municipal Income Trust
  18     Municipal Income Trust II
  19     Municipal Income Trust III
  20     Municipal Income Opportunities Trust
  21     Municipal Income Opportunities II
  22     Municipal Income Opportunities III
  23     Prime Income Trust
  24     Municipal Premium Income Trust


   The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser (the "TCW/DW Funds"):

   1     TCW/DW Core Equity Trust
   2     TCW/DW North American Government Income Trust
   3     TCW/DW Latin American Growth Fund
   4     TCW/DW Income and Growth Fund
   5     TCW/DW Small Cap Growth Fund
   6     TCW/DW Balanced Fund
   7     TCW/DW Mid-Cap Equity Trust
   8     TCW/DW Global Telecom Trust
   9     TCW/DW Strategic Income Trust

CLOSED-END FUNDS

   10     TCW/DW Term Trust 2000
   11     TCW/DW Term Trust 2002
   12     TCW/DW Term Trust 2003
   13     TCW/DW Total Return Trust
   14     TCW/DW Emerging Markets Opportunities Trust

   InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

   Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement (see below), or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors") (see "The Distributor"), will be paid by the Fund. Each Series pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Series. Expenses that are borne directly by a Series include, but are not limited to: charges and expenses of any registrar, custodian, share transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Series and its shares under federal and state securities laws; shareholder servicing costs; charges and expenses of any outside service used for pricing of the shares of the Series; interest on borrowings by the Series; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager) not including compensation or expenses of attorneys who are employees of the Investment Manager and independent accountants; and all other expenses attributable to a particular Series. Expenses which are allocated on the basis of size of the respective Series include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; state franchise taxes; Securities and Exchange Commission fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size of the respective Series. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Series or allocated on the basis of the size of the respective Series. The Trustees have determined that this is an appropriate method of allocation of expenses.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying each of the following annual rates to the net assets of the respective Series of the Fund, each business day: 0.50% (Liquid Asset Series); 0.50% (U.S. Government Money Market Series); 0.65% (U.S. Government Securities Series); 0.65% (Intermediate Income Securities Series); 0.85% (American Value Series); 0.85% (Capital Growth Series); 0.75% (Dividend Growth Series); 0.85% (Strategist Series); 0.75% (Utilities Series); 0.50% (Value-Added Market Series); and 1.0% (Global Equity Series). The management fees for the American Value, Capital Growth, Dividend Growth, Strategist, Utilities and Global Equity Series are higher than those paid by most investment policies.

   The Investment Manager assumed all expenses (except for brokerage fees and a portion of organizational expenses) for each Series and waived the compensation provided for in the Agreement with respect to each Series during the fiscal years ended July 31, 1994 and 1995 and the period August 1, 1995 through December 31, 1995 and has assumed all such expenses (except for brokerage fees and a portion of organizational expenses) and waived the compensation provided for in its Management Agreement with respect to any Series to the extent that such expenses and compensation exceeded 1.00% of the daily net assets of the Series for the period from January 1, 1996 through July 31, 1997. The Investment Manager has undertaken to continue to assume, until December 31, 1997, all such expenses and waive compensation with respect to any Series to the extent that such expenses and compensation exceed 1.00% of the daily net assets of the Series. The Fund's Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series), which will be reimbursed by the Fund net of any amounts waived.

   The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   The Agreement was initially approved by the Board of Trustees on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on October 30, 1992 and, subsequently, by DWR as the then sole shareholder of the Fund on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940 (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

   Under its terms, the Agreement had an initial term ending April 30, 1999 and will continue from year to year thereafter with respect to each Series, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of that Series, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and with the 85 Dean Witter Funds and the 14 TCW/DW Funds are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (56)                            Chairman and Chief Executive Officer of Levitz Furniture
 Trustee                                      Corporation (since November, 1995); Director or Trustee of
 c/o Levitz Furniture Corporation             the Dean Witter Funds; formerly President and Chief Executive
 6111 Broken Sound Parkway, N.W.              Officer of Hills Department Stores (May, 1991-July, 1995);
 Boca Raton, Florida                          formerly variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991) of the Sears
                                              Merchandise Group of Sears, Roebuck and Co.; Director of
                                              Eaglemark Financial Services Inc., the United Negro College
                                              Fund and Weirton Steel Corporation.

                                       6

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Charles A. Fiumefreddo* (64)                  Chairman, Chief Executive Officer and Director of InterCapital,
 Chairman, President                          DWSC and Distributors; Executive Vice President and Director
 Chief Executive Officer and Trustee          of DWR; Chairman, Director or Trustee, President and Chief
 Two World Trade Center                       Executive Officer of the Dean Witter Funds; Chairman, Chief
 New York, New York                           Executive Officer and Trustee of the TCW/DW Funds; Chairman
                                              and Director of Dean Witter Trust FSB ("DWT"); formerly Executive
                                              Vice President and Director of Dean Witter, Discover & Co.
                                              (until February, 1993); Director of various MSDWD subsidiaries and affiliates.

Edwin J. Garn (65)                            Director or Trustee of the Dean Witter Funds; formerly United
 Trustee                                      States Senator (R-Utah)(1974-1992) and Chairman, Senate
 c/o Huntsman Corporation                     Banking Committee (1980-1986); formerly Mayor of Salt Lake
 500 Huntsman Way                             City, Utah (1971-1974); formerly Astronaut, Space Shuttle
 Salt Lake City, Utah                         Discovery (April 12-19, 1985); Vice Chairman, Huntsman
                                              Corporation (since January, 1993); Director of Franklin Quest
                                              (time management systems) and John Alden Financial Corp. (health insurance); Member of the board of various civic and charitable organizations.

John R. Haire (72)                            Chairman of the Audit Committee and Chairman of the Committee
 Trustee                                      of the Independent Directors or Trustees and Director or Trustee
 Two World Trade Center                       of the Dean Witter Funds; Chairman of the Audit Committee
 New York, New York                           and Chairman of the Committee of the Independent Trustees
                                              and Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive
                                              Officer of Anchor Corporation, an Investment Adviser
                                              (1964-1978); Director of Washington National Corporation
                                              (insurance).

Wayne E. Hedien (63)                          Retired; Director or Trustee of the Dean Witter Funds; Director
 Trustee                                      of the PMI Group, Inc. (private mortgage insurance); Trustee
 c/o Gordon Altman Butowsky                   and Vice Chairman of The Field Museum of Natural History;
  Weitzen Shalov & Wein                       formerly associated with the Allstate Companies (1966-1994),
 Counsel to the Independent Trustees          most recently as Chairman of The Allstate Corporation (March,
 114 West 47th Street                         1993-December, 1994) and Chairman and Chief Executive Officer
 New York, New York                           of its wholly-owned subsidiary, Allstate Insurance Company
                                              (July, 1989-December, 1994); director of various other business and charitable organizations.

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Dr. Manuel H. Johnson (48)                    Senior Partner, Johnson Smick International, Inc., a consulting
 Trustee                                      firm; Co-Chairman and a founder of the Group of Seven Council
 c/o Johnson Smick International, Inc.        (G7C), an international economic commission; Director or
 1133 Connecticut Avenue, N.W.                Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds;
 Washington, DC                               Director of NASDAQ (since June, 1995); Director of Greenwich
                                              Capital Markets Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System
                                              (1986-1990) and Assistant Secretary of the U.S. Treasury
                                              (1982-1986).

Michael E. Nugent (61)                        General Partner, Triumph Capital, L.P., a private investment
 Trustee                                      partnership; Director or Trustee of the Dean Witter Funds;
 c/o Triumph Capital, L.P.                    Trustee of the TCW/DW Funds; formerly Vice President, Bankers
 237 Park Avenue                              Trust Company and BT Capital Corporation (1984-1988); Director
 New York, New York                           of various business organizations.

Philip J. Purcell* (54)                       Chairman of the Board of Directors and Chief Executive Officer
 Trustee                                      of MSDWD, DWR and Novus Credit Services Inc.; Director of
 1585 Broadway                                InterCapital, DWSC and Distributors; Director or Trustee of
 New York, New York                           the Dean Witter Funds; Director and/or officer of various
                                              MSDWD subsidiaries.

John L. Schroeder (67)                        Retired; Director or Trustee of the Dean Witter Funds; Trustee
 Trustee                                      of the TCW/DW Funds; Director of Citizens Utilities Company;
 c/o Gordon Altman Butowsky                   formerly Executive Vice President and Chief Investment Officer
  Weitzen Shalov & Wein                       of the Home Insurance Company (August, 1991-September, 1995).
 Counsel to the Independent Trustees
 114 West 47th Street
 New York, New York

Barry Fink (42)                               Senior Vice President (since March, 1997) and Secretary and
 Vice President,                              General Counsel (since February, 1997) of InterCapital and
 Secretary and General Counsel                DWSC; Senior Vice President (since March, 1997) and Assistant
 Two World Trade Center                       Secretary and Assistant General Counsel (since February, 1997)
 New York, New York                           of Distributors; Assistant Secretary of DWR (since August,
                                              1996); Vice President, Secretary and General Counsel of the
                                              Dean Witter Funds and the TCW/DW Funds (since February, 1997);
                                              previously First Vice President (June, 1993-February, 1997),
                                              Vice President (until June, 1993) and Assistant Secretary
                                              and Assistant General Counsel of InterCapital and DWSC and
                                              Assistant Secretary of the Dean Witter Funds and TCW/DW Funds.

Thomas F. Caloia (51)                         First Vice President and Assistant Treasurer of InterCapital
 Treasurer                                    and DWSC; Treasurer of the Dean Witter Funds and the TCW/DW
 Two World Trade Center                       Funds.
 New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

  NAME, AGE, POSITION WITH FUND AND ADDRESS         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  ------------------------------------------------------
Mark Bavoso (36)                              Senior Vice President of InterCapital (since June, 1993);
 Vice President                               Vice President of various Dean Witter Funds; previously
 Two World Trade Center                       Vice President of InterCapital.
 New York, New York

Patricia A. Cuddy (43)                        Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Edward F. Gaylor (56)                         Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Rajesh K. Gupta (37)                          Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Peter Hermann (37)                            Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Jonathan R. Page (51)                         Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Paul D. Vance (61)                            Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Anita H. Kolleeny (42)                        Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Paula LaCosta (46)                            Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

Rochelle G. Siegel (48)                       Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Kenton J. Hinchliffe (53)                     Senior Vice President of InterCapital; Vice President of
 Vice President                               various Dean Witter Funds.
 Two World Trade Center
 New York, New York

Alice S. Weiss (49)                           Vice President of InterCapital; Vice President of various
 Vice President                               Dean Witter Funds.
 Two World Trade Center
 New York, New York

   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, are Vice Presidents of the Fund. Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 85 Dean Witter Funds, comprised of 128 portfolios. As of September 30, 1997, the Dean Witter Funds had total net assets of approximately $93.2 billion and more than five million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of sixteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and, since July 1, 1996, as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended July 31, 1997. Mr. Hedien's term as Trustee did not commence until September 1, 1997.

                              FUND COMPENSATION

                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $1,750
Edwin J. Garn ..............       1,750
John R. Haire ..............       3,750
Dr. Manuel H. Johnson  .....       1,800
Michael E. Nugent...........       1,850
John L. Schroeder...........       1,850

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 82 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1996. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS

                                                         FOR SERVICE AS
                                                           CHAIRMAN OF
                                                          COMMITTEES OF    FOR SERVICE AS
                          FOR SERVICE                      INDEPENDENT      CHAIRMAN OF       TOTAL CASH
                          AS DIRECTOR     FOR SERVICE      DIRECTORS/      COMMITTEES OF     COMPENSATION
                          OR TRUSTEE      AS TRUSTEE      TRUSTEES AND      INDEPENDENT          PAID
                         AND COMMITTEE   AND COMMITTEE        AUDIT           TRUSTEES     FOR SERVICES TO
                           MEMBER OF       MEMBER OF    COMMITTEES OF 82     AND AUDIT      82 DEAN WITTER
NAME OF                 82 DEAN WITTER     14 TCW/DW       DEAN WITTER    COMMITTEES OF 14   FUNDS AND 14
INDEPENDENT TRUSTEE          FUNDS           FUNDS            FUNDS         TCW/DW FUNDS     TCW/DW FUNDS
----------------------  -------------- ---------------  ---------------- ----------------  ---------------
Michael Bozic .........    $138,850              --               --               --          $138,850
Edwin J. Garn .........     140,900              --               --               --           140,900
John R. Haire .........     106,400         $64,283         $195,450          $12,187           378,320
Dr. Manuel H. Johnson       137,100          66,483               --               --           203,583
Michael E. Nugent  ....     138,850          64,283               --               --           203,133
John L. Schroeder......     137,150          69,083               --               --           206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the

Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Dean Witter Funds (not including the
Fund) for the year ended December 31, 1996, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996. Mr. Hedien's term did not commence until September 1, 1997.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                             ESTIMATED
                                                               RETIREMENT      ANNUAL
                                ESTIMATED                       BENEFITS      BENEFITS
                                 CREDITED                      ACCRUED AS       UPON
                                  YEARS          ESTIMATED      EXPENSES     RETIREMENT
                              OF SERVICE AT    PERCENTAGE OF     BY ALL       FROM ALL
                                RETIREMENT       ELIGIBLE       ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE    (MAXIMUM 10)    COMPENSATION       FUNDS      FUNDS (2)
---------------------------  --------------- ---------------  ------------ ------------
Michael Bozic ..............        10             50.0%         $20,147      $ 51,325
Edwin J. Garn ..............        10             50.0           27,772        51,325
John R. Haire ..............        10             50.0           46,952       129,550
Dr. Manuel H. Johnson  .....        10             50.0           10,926        51,325
Michael E. Nugent ..........        10             50.0           19,217        51,325
John L. Schroeder...........         8             41.7           38,700        42,771

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

LIQUID ASSET SERIES

   Variable and Floating Rate Obligations. As stated in the Prospectus, the Liquid Asset Series may invest in variable and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Liquid Asset Series may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Liquid Asset Series to maintain a stable net asset value per share (see "How Net Asset Value is Determined") and to sell obligations prior to maturity at a price approximating the full principal amount of the obligations. The principal benefit to the Liquid Asset Series of purchasing obligations with a demand feature is that liquidity, and the ability of the Liquid Asset Series to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the

Liquid Asset Series may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Liquid Asset Series' investment quality requirements.

INTERMEDIATE INCOME SECURITIES SERIES

   As stated in the Prospectus, the Intermediate Income Securities Series may invest up to 5% of its net assets in lower rated fixed-income securities, sometimes referred to as high yield securities. Because of the special nature of high yield securities, the Investment Manager must take account of certain special considerations in assessing the risks associated with such investments. For example, as the high yield securities market is relatively new, its growth had paralleled a long economic expansion and, until recently, it had not faced adverse economic and market conditions. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on the high yield bond market and on the value of the high yield securities held by the Intermediate Income Securities Series, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

   The prices of high yield securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Intermediate Income Securities Series defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high yield securities and a concomitant volatility in the net asset value of a share of a Series. Moreover, the market prices of certain of the Intermediate Income Securities Series' securities which are structured as zero coupon and payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

   The secondary market for high yield securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Intermediate Income Securities Series to sell certain securities.

   New laws and proposed new laws may have a potentially negative impact on the market for high yield bonds. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in high yield bonds. This legislation and other proposed legislation may have an adverse effect upon the value of high yield securities and a concomitant negative impact upon the net asset value of a share of the Intermediate Income Securities Series.

AMERICAN VALUE SERIES

   As discussed in the Prospectus, the American Value Series offers investors an opportunity to participate in a diversified portfolio of securities, consisting principally of common stocks. The portfolio reflects an investment decision-making process developed by the Investment Manager.

   Industry Valuation Approach. As stated in the Prospectus, in managing the American Value Series, the Investment Manager generally seeks to identify industries, rather than individual companies, as prospects for capital appreciation. This approach is designed to capitalize on the basic assumptions that industry trends are a primary force governing company earnings; conventional forecasts may not fully reflect underlying industry conditions or changing economic cycles; the market's perception of industry trends is often transitory or exaggerated; and distortions in relative valuations beyond their normal ranges may provide significant buying or selling opportunities.

   The Investment Manager generally seeks to invest assets of the American Value Series in industries it considers to exhibit underappreciated earnings potential at the time of purchase and to sell those it considers to have peaked in relative earnings potential.

   The Investment Manager also uses models which employ economic indicators or other financial variables to evaluate the relative attractiveness of industries. Economic analysis includes traditional business cycle analysis and such signposts as current Federal Reserve monetary posture, direction of commodity prices, and global currency and economic trends. Economic indicators most relevant to particular industries are reviewed. Some industries analyzed, such as aerospace and energy, do not correlate with economic indicators and must be analyzed relative to their respective specific industry cycles. Financial variables under consideration may include corporate earnings growth and cashflow, corporate and industry asset valuation, absolute and relative price/earnings ratios and dividend discount valuations.

   Once attractive industries have been identified, stocks to represent those industries are selected utilizing a multivariate process that includes size and quality of the company, earnings visibility of the company and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price to cashflow values, relative and absolute price-to-earnings ratios and ratios of price to earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. The Investment Manager also evaluates fundamental company criteria such as product cycle analysis, revenue growth, margin analysis, consistency of earnings profitability, proprietary nature of the product and quality of management. Stocks may be selected from the three capitalization tiers of the market: large capitalization, medium capitalization, and small capitalization.

   Based on the sum total of this analysis, approximately 40-60 industries are studied and classified as attractive, moderately attractive or unattractive. Attractive groups are purchased, moderately attractive groups are bought or held, and unattractive groups are sold. The Investment Manager may utilize services that examine historical industry relative price-to-earnings ranges for input on the Investment Manager's valuation analysis.

   A basic tenet of the industry valuation approach is that there is no certainty of superior performance in any specific industry selection, but rather that approximately equal weighting of investments in a group of industries, each of which has been identified as underappreciated, can benefit from the performance probabilities of the total group.

   The foregoing represents the main outlines of the industry valuation approach. The following describes its key features, all of which are subject to modification as described below or as result of applying the asset allocation disciplines described later.

1. Equal Industry Weightings.

   After determining the industries that it considers to be attractive, the Investment Manager generally attempts to invest approximately equal amounts of the equity portion of the portfolio in securities of companies in each of such industries, subject to adjustment for company weightings as set forth in the next paragraph.

2. Equal Company Weightings.

   From the total of all companies included in the industry valuation process, the Investment Manager selects a limited number from each industry as representative of that industry. Such selections are made on the basis of various criteria, including size and quality of a company, the visibility of earnings, product cycle analysis, historic track record and various valuation parameters. Valuation screens may include dividend discount model values, price-to-book ratios, price-to-cashflow values, relative and absolute price-to-earnings ratios and ratios of price-earnings multiples to earnings growth. Price and earnings momentum ratings derived from external sources are also factored into the stock selection decision. Those companies which are in attractive industries and which the Investment Manager believes to be attractive investments are finally selected for inclusion in the portfolio. When final selections are made, approximately equal amounts of the equity portion of the portfolio are invested in each of such companies. This may vary depending on whether the Investment Manager is in the process of building or reducing a stock position. Consideration will also be given to valuation, capitalization and liquidity profile. Stocks in industries not characterized as attractive may be underweighted. Also, smaller capitalization issues may not be equally weighted due to liquidity considerations.

3. Relative Industry Values.

   Industry selection only attempts to identify industries whose securities might be expected to perform relatively better than the market as represented by the S&P Index. It does not seek to identify securities which will experience an absolute increase in value notwithstanding market conditions. However, the process assumes that, despite interim fluctuations in stock market prices, the long-term trend in equity security values will be up.

4. Practical Applications.

   In applying the industry valuation approach to management of the American Value Series, the Investment Manager will make adjustments in the Series which reflect modifications of the underlying concepts whenever, in its opinion, such adjustments are necessary or desirable to achieve the American Value Series' objectives. Such adjustments may include, for example, weighting some industries or companies more or less than others, based upon the Investment Manager's judgment as to the investment merits of specific companies. In addition, without specific action by the Investment Manager, adjustments may result from fluctuations in market prices which distort previously established industry and company weightings. The portfolio may, at times, include securities of industries which are unattractive due to consideration of stage-of-cycle analysis or may not include representation in industries considered attractive due to considerations such as valuation criteria, stage-of-cycle analysis or lack of earnings visibility, balance sheet viability or management quality. Also, independent of the application of the industry valuation process, the American Value Series continuously sells and redeems its own shares, and, as a result, securities may have to be sold at times from the American Value Series' portfolio to meet redemptions and monies received upon sale of the American Value Series' shares. Such sales and purchases of portfolio securities will result in a portfolio that does not completely reflect equal weighting of investment in industries or companies.

   Asset Allocation. Common stocks, particularly those sought for possible capital appreciation, have historically experienced a great amount of price fluctuation. The Investment Manager believes it is desirable to attempt to reduce the risks of extreme price fluctuations even if such an attempt results, as it likely will at times, in reducing the probabilities of obtaining greater capital appreciation. Accordingly, the Investment Manager's investment process incorporates elements which may reduce, although certainly not eliminate, the volatility of a portfolio. The American Value Series may hold a portion of its assets in fixed-income securities in an effort to moderate extremes of price fluctuation. The determination of the appropriate asset allocation as between equity and fixed-income investments will be made by the Investment Manager in its discretion, based upon its evaluation of economic and market conditions.

CAPITAL GROWTH SERIES

   As stated in the Prospectus, the money market instruments which the Capital Growth Series may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Capital Growth Series' total assets in all such obligations and in all illiquid assets, in the aggregate;

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or the highest grade by Moody's Investors Service Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

GLOBAL EQUITY SERIES

   Forward Foreign Currency Exchange Contracts. As discussed in the Prospectus, the Global Equity Series may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Series will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When management of the Series believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency. The Series will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served. The Series' custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Series in an amount equal to the value of the Series' total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

   Where, for example, the Series is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Series of a foreign currency, the Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an

"offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Series to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Series is obligated to deliver.

   If the Series retains the portfolio securities and engages in an offsetting transaction, the Series will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Series purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Series has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Series will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

GENERAL INVESTMENT TECHNIQUES

   Repurchase Agreements. When cash may be available for only a few days, it may be invested by a Series in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Series. A repurchase agreement may be viewed as a type of secured lending by the Series which typically involves the acquisition by the Series of government securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Series will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below the repurchase price plus accrued interest. If such decrease occurs, additional collateral will be added to the account to maintain full collateralization. In the event the original seller defaults on its obligations to repurchase, as a result of its bankruptcy or otherwise, the

Series will seek to sell the collateral, which action could involve costs or delays. In such case, the Series' ability to dispose of the collateral to recover its investment may be restricted or delayed.

   The Series will, when received, accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Series to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Series follows procedures designed to minimize such risks. Repurchase agreements will be transacted only with large, well-capitalized and well-established financial institutions whose financial condition will be continuously monitored by the Investment Manager subject to procedures established by the Trustees. The procedures also require that the collateral underlying the agreement be specified.

   Reverse Repurchase Agreements. As stated in the Prospectus, the Liquid Asset, U.S. Government Money Market and Intermediate Income Securities Series may also use reverse repurchase agreements as part of their investment strategy. Reverse repurchase agreements involve sales by the Series of assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Series can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Series of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. Opportunities to achieve this advantage may not always be available, and the Series intend to use the reverse repurchase technique only when it will be to its advantage to do so. The Series will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements are considered borrowings by the Series and for purposes other than meeting redemptions may not exceed 5% of the Series' total assets.

   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time, in the ordinary course of business, a Series may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While a Series will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Series may sell the securities before the settlement date, if it is deemed advisable. At the time the Series makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Series will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Series. At the time of delivery of the securities, the value may be more or less than the purchase price. The Series will also establish a segregated account with the Series' custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value. The Investment Manager and the Trustees do not believe that any Series' net asset value or income will be adversely affected by its purchase of securities on such basis.

   When, As and If Issued Securities. As discussed in the Prospectus, each Series (with the exception of the U.S. Government Money Market Series) may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized by the Series until the Investment Manager determines that issuance of the security is probable. At such time, the Series will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Series will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. The value of the Series' commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Series, may not exceed 5% of the value of the Series' total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, any Series may purchase securities on such basis without limit. An increase in the percentage of the Series' assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of any Series will be adversely affected by its purchase of securities on such basis.

   Zero Coupon Securities. A portion of the U.S. Government securities purchased by each Series of the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by such Series may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Series) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Series receives no interest payments in cash on the security during the year.

   Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and subject to Investment Restriction (11) below, each Series of the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Series, and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Series continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Series will not lend portfolio securities having a value of more than 10% of its total assets.

   A loan may be terminated by the borrower on one business day's notice, or by a Series on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Series could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made of firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Series.

   When voting or consent rights which accompany loaned securities pass to the borrower, a Series will follow the policy of calling the loaned securities, in whole or in part as may be appropriate, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Series' investment in such loaned securities. A Series will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. No Series lent any of its portfolio securities during the fiscal period ended July 31, 1997 and no Series has any intention of lending any of its porfolio securities during the current fiscal year of the Fund.

   U.S. Government Securities. As stated in the Prospectus, the Intermediate Income Securities and Utilities Series may invest in U.S. Government securities. Securities issued by the U.S. Government, its agencies or instrumentalities in which the Intermediate Income Securities and Utilities Series may invest include:

       (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

       (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export Import Bank, the Farmers Home Administration; the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to thirty years although the Fund may not invest in securities with maturities of more than twelve years.

       (3) Securities issued by agencies and instrumentalies which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

       (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

OPTIONS AND FUTURES TRANSACTIONS

   As discussed in the Prospectus, each of the Intermediate Income Securities, American Value, Capital Growth, Strategist, Utilities and Global Equity Series may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities (the Capital Growth Series may also write covered put and call options on stock and bond indexes) and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Global Equity Series may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives a Series the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Series the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if a Series holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Series will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on GNMA Certificates. Currently, options on GNMA Certificates are only traded over-the-counter. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Series, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Series will purchase additional GNMA Certificates from the same pool (if obtainable) or replacement GNMA Certificates in the cash market in order to maintain its cover. A GNMA Certificate held by the Series to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time, as such decline may increase the prepayments made on other mortgage pools. If this should occur, the Series will no longer be covered, and the Series will either enter into a closing purchase transaction or replace such Certificate with a Certificate which represents cover. When the Series closes out its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

   Options on Foreign Currencies. The Global Equity Series may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Global Equity Series may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Global Equity Series would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Global Equity Series may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Global Equity Series may also purchase call and put options to close out written option positions.

   The Global Equity Series may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Series occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Series gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Global Equity Series may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Global Equity Series' ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Series will not purchase or write such options unless and until, in the opinion of management of the Series, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the relevant Series of the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Series and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of the option, the Series would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. As stated in the Prospectus, the Series are permitted to write covered call options on portfolio securities, and the Global Equity Series is permitted to write covered call options on the U.S. dollar and foreign currencies, in each case without limit, in order to aid in achieving their investment objectives. Generally, a call option is "covered" if the Series owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Series by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, a Series might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Series holds a call on the same security (currency) as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other liquid portfolio securities which the Series holds in a segregated account maintained with the Series' Custodian.

   The Series will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Series to achieve a high current income return for their shareholders or achieve a more consistent average total return than would be realized from holding the underlying securities (and, in the case of the Global Equity Series, currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Series if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Series at a loss. The value of the premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Series may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain over-the-counter ("OTC") options, during the option period, the Series may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Series has been assigned an exercise notice, the Series will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Series to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Series. The Series may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   If a call option expires unexercised, the Series realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Series realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received when the option was written, less the commission paid.

   Options written by a Series normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

   The Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the premium would be lost.

   Covered Put Writing. As stated in the Prospectus, as a writer of a covered put option, the Series incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Series will be exercisable by the purchaser only on a specific date). A put is "covered" if the Series maintains, at all times, in a segregated account maintained on its behalf at its Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a written put position could be covered by the Series by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark-to-market difference is maintained by the Series in cash, U.S. Government securities or other liquid portfolio securities which the Series holds in a segregated account maintained at its Custodian. In writing puts, a Series assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Series may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   A Series will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case the Series will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Series may purchase listed and OTC call and put options in amounts equalling up to 10% of the total assets of the Series. The Series may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Global Equity Series may purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Series.

   Each Series may purchase put options on securities (and, in the case of the Global Equity Series, on currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Series would incur no additional loss. A Series may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, a Series may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option when it was purchased. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by a Series expired without being sold or exercised, the Series would realize a loss.

   Risks of Options Transactions. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) upon which call options have been written increases, the Series may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. In writing puts, the Series assumes the risk of loss should the market value of the underlying securities (or, in the case of the Global Equity Series, the currencies in which they are denominated) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or, in the case of the Global Equity Series, the value of the security's denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security (or, in the case of the Global Equity Series, currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered put call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security (or, in the case of the Global Equity Series, currency) at a time when it might otherwise be advantageous to do so.

   A Series' ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, a Series may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Series is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which a Series engages in transactions in options, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by a Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Fund's management.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Series may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Series may also invest in options on stock indexes. As stated in the Prospectus, options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on, among other indexes, the Standard & Poor's 100 Index and the Standard & Poor's 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange). The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on broad-based stock indexes provide the Series with a means of protecting the Series against the risk of market-wide price movements. If the Investment Manager anticipates a market decline, the Series could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Series' portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Series may purchase a stock index call option to enable the Series to participate in such rise until completion of anticipated common stock purchases by the Series. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in a Series' equity positions.

   Series will be able to write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Series, which cover is held by the Series in a segregated account maintained for it by its Custodian. All call options on stock indexes written by a Series will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Series.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Series, as a call writer, would not be able to provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. As stated in the Prospectus, the Utilities, American Value, Capital Growth, Strategist, Value-Added Market, Intermediate Income Securities and Global Equity Series may purchase and sell interest rate futures contracts that are traded, or may in the future be traded, on U.S. (and in the case of Global Equity Series, foreign) commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and stock and bond index futures contracts that are traded, or may in the future be traded, on U.S. commodity exchanges on such indexes as the Moody's Investment-Grade Corporate Bond Index, S&P 500 Index and the New York Stock Exchange Composite Index.

   As a futures contract purchaser, a Series incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, a Series incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   Series will purchase or sell interest rate futures contracts for the purpose of hedging their fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates or, to alter the Series' asset allocation in fixed-income securities. If it is anticipated that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, a Series may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, or if the Investment Manager wishes to increase the Series' allocation of fixed-income securities, a Series may purchase an interest rate futures contract or a bond index futures contract to protect against a potential increase in the price of securities the Series intends to purchase. Subsequently, appropriate securities may be purchased by the Series in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   Series will purchase or sell stock index futures contracts for the purpose of hedging their equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by a Series may fall or wishes to decrease the Series' asset allocation in equity securities, the Series may sell a stock index futures contract. Conversely, if the Investment Manager wishes to increase the assets of the Series which are invested in stocks or as a hedge against anticipated prices rises in those stocks which the Series intends to purchase, the Series may purchase stock index futures contracts. This allows the Series to purchase equities, in accordance with the asset allocations of the Series management, in an orderly and efficacious manner.

   The Global Equity Series will purchase or sell futures contracts on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Global Equity Series will enter into currency futures contracts for the same reasons as set forth under the heading "Forward Foreign Currency Exchange Contracts" under "The Global Equity Series" above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

   In addition to the above, interest rate and bond index and stock index (and currency) futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (or, in the case of the Global Equity Series, currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offseting sale price, the purchaser would realize a loss. There is no assurance that a Series will be able to enter into a closing transaction.

   When a Series enters into a futures contract it is initially required to deposit with its Custodian, in an account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term obligations equal to approximately 2% (for interest rate futures contracts) of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures contract transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Series upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Series may be required to make subsequent deposits of cash or U.S. Government securities, called "variation margin," with the Series' futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6-1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures. As discussed in the Prospectus, the Series may also invest in stock index futures contracts. An index futures contract sale creates an obligation by the Series, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Series, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Series is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Series may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Series may elect to close the position by taking an opposite position which will operate to terminate the Series' position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Series and the Series realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

   Currency Futures. As noted above, the Global Equity Series may invest in foreign currency futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Global Equity Series' management will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Global Equities Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulation regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Global

Equity Series will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Series' management, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

   Options on Futures Contracts. The Series may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon the exericse of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Series will only purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of a Series' fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Series' management seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the income of the Series and thereby provide a further hedge against losses resulting from price declines in portions of its portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Series may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to initial margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Series' total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Series' assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, Series may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of the Series' portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for income purposes without CFTC registration, these Series may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by these Series.

   Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market and interest rate movements. As stated in the Prospectus, a Series may sell a futures contract to protect against the decline in the value of securities (or, in the case of the Global Equity Series, the currency in which securities are denominated) held by the Series. However, it is possible that the futures market may advance and the value of securites (or, in the case of the Global Equity Series, the currency in which they are denominated) held in the Series may decline. If this occurred, the Series would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Series purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currency) decreases, then the Series may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If a Series maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Series to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price at which the short position was established.

   In addition, if a Series holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Series by its Custodian. Alternatively, the Series could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Series.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Series has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Series may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Series' ability to effectively hedge its portfolio.

   With regard to the Global Equity Series, futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Global Equity Series' ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Series' transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Series engages in transactions in futures or options thereon, the Series could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Series, the Series could experience a loss of all or part of the value of the option. Transactions are entered into by a Series only with brokers or financial institutions deemed creditworthy by the Series' management.

   While the futures contracts and options transactions to be engaged in by a Series for the purpose of hedging the Series' portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and, for the Global Equity Series, the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Series' portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Series seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   As stated in the Prospectus, there may exist an imperfect correlation between the price movements of futures contracts purchased by the Series and the movements in the prices of the securities (currencies) which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which Series may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, a Series would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent a Series from closing out a contract which may result in reduced gain or increased loss to the Series. The absence of a liquid market in futures contracts might cause the Series to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   The extent to which the Series may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify each Series as such (see "Dividends, Distributions and Taxes" in the Prospectus).

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Series notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies of the Series, except as otherwise indicated. Under the Act, a fundamental policy may not be changed with respect to a Series without the vote of a majority of the outstanding voting securities of that Series, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Series present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Series are present or represented by proxy or (b) more than 50% of the outstanding shares of the Series. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total or net assets does not require elimination of any security from the portfolio.

RESTRICTIONS APPLICABLE TO ALL SERIES

   Each Series of the Fund may not:

   1. Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; or through its transactions in reverse repurchase agreements. Borrowing in the aggregate, including reverse repurchase agreements, may not exceed 5% (10% for Liquid Asset Series and 15% for U.S. Government Money Market Series), and borrowing for purposes other than meeting redemptions may not exceed 5% (10% for Liquid Asset Series) of the value of the Series' total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made.

   2. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (1). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

   3. Make short sales of securities.

   4. Engage in the underwriting of securities, except insofar as the Series may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

   5. Purchase or sell commodities or commodities contracts, except that the Series may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   6. Purchase or sell real estate or interests therein (including real estate limited partnerships), although the Series may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein (as such, in case of default of such securities, a Series may hold the real estate securing such security).

   7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Series may invest in the securities or companies which operate, invest in, or sponsor such programs.

   8. Purchase securities on margin (but the Series may obtain such short-term loans as are necessary for the clearance of transactions). The deposit or payment by a Series of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   9. Issue senior securities as defined in the Act, except insofar as the Series may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

   10. Purchase securities of any issuer for the purpose of exercising control or management.

   11. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Series may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

   12. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Series (or of one or more Series and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.

   13. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.

   In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for each Series of the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. For the fiscal years ended July 31, 1995, 1996 and 1997, the Series of the Fund paid brokerage commissions as follows:

                           BROKERAGE COMMISSIONS  BROKERAGE COMMISSIONS BROKERAGE COMMISSIONS
                            PAID FOR FISCAL YEAR  PAID FOR FISCAL YEAR   PAID FOR FISCAL YEAR
NAME OF SERIES                 ENDED 7/31/95          ENDED 7/31/96         ENDED 7/31/97
--------------                 -------------          -------------         -------------
American Value Series ....        $66,581               $140,058               $192,907
Capital Growth Series ....            629                  3,207                  8,366
Dividend Growth Series ...         37,711                 51,116                 79,426
Strategist Series.........          6,628                 17,146                 12,242
Utilities Series..........          4,444                  4,668                 16,017
Value-Added Market
 Series...................          7,693                  7,588                 10,509
Global Equity Series .....         28,597                 78,153                 71,144

   Purchases of money market instruments are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Fund does not normally incur brokerage commission expense on such transactions. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

   The Investment Manager serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Series of the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Series of the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering. This procedure may, under certain circumstances, have an adverse effect on the Fund or any of its Series.

   The policy of the Fund regarding purchases and sales of securities for the various Series is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the policies of the Series of the Fund, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The Fund will give no weight to any research services provided by a dealer, transacting with the Fund as principal, in determining the price of a security purchased from or sold to that dealer.

   The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager or in the management of accounts of some of its other clients and may not in all cases benefit a Series of the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thus reduce its expenses, it is of indeterminable value and the fees paid to the Investment Manager are not reduced by any amount that may be attributable to the value of such services. For the fiscal year ended July 31, 1997, the Series of the Fund directed the payment of commissions in connection with transactions in the following aggregate amounts to brokers because of research services provided:

                         BROKERAGE COMMISSIONS     AGGREGATE DOLLAR
                        DIRECTED IN CONNECTION  AMOUNT OF TRANSACTIONS
                        WITH RESEARCH SERVICES      FOR WHICH SUCH
                               PROVIDED         COMMISSIONS WERE PAID
                            FOR FISCAL YEAR        FOR FISCAL YEAR
NAME OF SERIES               ENDED 7/31/97          ENDED 7/31/97
----------------------  ---------------------- ----------------------
American Value Series .        $160,636              $123,574,975
Capital Growth Series .           6,645                 3,724,582
Dividend Growth
 Series................          35,869                24,046,647
Strategist Series......           5,214                 1,707,539
Utilities Series.......           2,002                   821,559
Global Equity Series ..          61,879                15,783,096

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptance) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR and Morgan Stanley & Co., Inc.

("Morgan Stanley"), another broker-dealer affiliate of the Investment Manager. In order for an affiliated broker-dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to these brokers are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to these affiliated brokers. For the fiscal year ended July 31, 1995, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $18,882; Capital Growth Series: $519; Dividend Growth Series:
$28,711; Strategist Series: $5,710; Utilities Series: $3,970; and Global Equity Series: $3,713. For the fiscal year ended July 31, 1996, the Series paid the following dollar amounts of brokerage commissions to DWR: American Value Series: $67,847; Capital Growth Series: $1,774; Dividend Growth Series:
$30,759; Strategist Series: $10,751; Utilities Series: $4,140; and Global Equity Series: $5,635. For the fiscal year ended July 31, 1997, the Series paid brokerage commissions to DWR for transactions as follows:

                                                                        PERCENTAGE OF AGGREGATE
                                                                            DOLLAR AMOUNT OF
                                                                           EXECUTED TRADES ON
                         BROKERAGE COMMISSIONS  PERCENTAGE OF AGGREGATE     WHICH BROKERAGE
                        PAID TO DWR FOR FISCAL   BROKERAGE COMMISSIONS   COMMISSIONS WERE PAID
                                 YEAR            FOR FISCAL YEAR ENDED   FOR FISCAL YEAR ENDED
NAME OF SERIES               ENDED 7/31/97              7/31/97                 7/31/97
----------------------  ---------------------- -----------------------  -----------------------
American Value Series .         $25,735                  13.34%                  17.28%
Capital Growth Series .           1,487                  17.77                   22.77
Dividend Growth
 Series................          43,558                  54.84                   65.14
Strategist Series......           6,861                  56.04                   80.35
Utilities Series.......          13,830                  86.35                   90.59
Global Equity Series ..           9,201                  12.93                   30.64

   For the period June 1, 1997 through July 31, 1997, the Series paid brokerage commissions to Morgan Stanley as set forth in the chart below. Morgan Stanley became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group, Inc.

                                                                       PERCENTAGE OF AGGREGATE
                                                                           DOLLAR AMOUNT OF
                                                                          EXECUTED TRADES ON
                        BROKERAGE COMMISSIONS  PERCENTAGE OF AGGREGATE     WHICH BROKERAGE
                       PAID TO MORGAN STANLEY   BROKERAGE COMMISSIONS   COMMISSIONS WERE PAID
                           FOR THE PERIOD          FOR THE PERIOD           FOR THE PERIOD
NAME OF SERIES             6/1/97-7/31/97          6/1/97-7/31/97           6/1/97-7/31/97
---------------------  ---------------------- -----------------------  -----------------------
American Value
 Series...............         $1,365                   0.71%                    0.71%
Capital Growth
 Series...............            270                   3.23                     2.76
Global Equity Series .            168                   0.24                     0.42

   During the fiscal year ended July 31, 1997, the American Value Series held common stock issued by Merrill Lynch & Co., Inc. with a market value of $563,500 and common stock issued by Lehman Brothers with a market value of $797,000.

DETERMINATION OF NET ASSET VALUE
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the net asset value of the shares of each Series is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to

4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open for trading. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   As discussed in the Prospectus, the Liquid Asset and U.S. Government Money Market Series each utilize the amortized cost method in valuing their portfolio securities for purposes of determining the net asset value of its shares. The Series utilize the amortized cost method in valuing their portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if they sold the investment. During such periods, the yield to investors in the Series may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in a Series would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

   The use of the amortized cost method to value the portfolio securities of the Liquid Asset and U.S. Government Money Market Series and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Series' shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include
(i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of a Series) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Series' capital the necessary shares that represent the amount of excess upon such determination.

   Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Series' interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

   A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

   An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer; or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Board to be of comparable quality to any such rated security. The Liquid Asset and U.S. Government Money Market Series will limit their investments to securities that meet the requirements for Eligible Securities including the required ratings by S&P or Moody's, as set forth in the prospectus.

   As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

   Also, as required by the Rule, the Series will limit their investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of their total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Series' total assets in all such securities, and (ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.

   The presence of a line of credit or other credit facility offered by a bank or other financial institution which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.

   The Rule further requires that the Series limit their investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Series to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Series will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

   If the Board determines that it is no longer in the best interests of the Series and its shareholders to maintain a stable price of $1 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Series of any such change.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are offered for sale on a continuous basis at an offering price equal to the net asset value per share of each Series next determined following a receipt of an order. The Trustees of the Fund have approved a Distribution Agreement appointing Dean Witter Distributors Inc. (the "Distributor") as exclusive distributor of the Fund's shares. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act, (the "Independent Trustees") approved, at their meeting held on April 24, 1997, the current

Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Distribution Agreement is substantially identical to the Fund's previous distribution agreement which was approved by the Independent Trustees at their meeting held on October 30, 1992. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Trustees.

   The Distributor has agreed to pay certain expenses of the offering of the Fund's shares, including the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund will bear the costs of initial typesetting, printing and distribution to shareholders. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

PLAN OF DISTRIBUTION

   As discussed in the Prospectus, the Fund has entered into a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") with the Distributor and DWR whereby the Distributor and any of its affiliates are authorized to utilize their own resources to finance certain activities in connection with the distribution of shares of the Fund. The Plan was initially approved by the Trustees of the Fund on July 29, 1992 and, subsequently, by DWR as the then sole shareholder of the Fund. The vote of the Trustees included a majority of the Trustees who are not and were not at the time of their votes interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In determining to approve the Plan, the Trustees, including the Independent 12b-1 Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

   The Plan provides that the Fund authorizes the Distributor and DWR to bear the expense of all promotional and distribution-related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse. Among the activities and services which may be provided by the Distributor under the Plan are: (1) compensation to and expenses of account executives and other employees of the Distributor and other broker-dealers, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

   DWR's account executives are paid a monthly residual commission, calculated based upon the current value of the respective accounts for which they are the account executives of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and DWR's expenses associated with the servicing of shareholders' accounts, including the expenses of operating DWR's branch offices in connection with the servicing of shareholders' accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office servicing of shareholder accounts.

   Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   Under its terms, the Plan had an initial term ending April 30, 1993 and will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Independent 12b-1 Trustees. An amendment to increase materially the maximum amount authorized to be spent under the Plan on behalf of any Series must be approved by the shareholders of such Series, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated on behalf of any Series at any time, without payment of any penalty, by vote of the majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of such Series (as defined in the Act) on not more than 30 days written notice to any other party to the Plan. The authority for the Distributor to finance distribution activities automatically terminates in the event of an assignment (as defined in the Act). After such an assignment, the Fund's authority to make payments to its Distributor would resume, subject to certain conditions. So long as the Plan is in effect, the selection or nomination of the Independent 12b-1 Trustees is committed to the discretion of the Independent 12b-1 Trustees. Continuation of the Plan was most recently approved by the Trustees, including a majority of the Independent 12b-1 Trustees, on April 24, 1997, at a meeting called for the purpose of voting on such Plan.

   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor or DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Distributor.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Shareholder Investment Account. Upon purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of each Series of the Fund owned by the investor, maintained by Dean Witter Trust FSB (the "Transfer Agent"), in full and fractional shares of the Series (rounded to the nearest 1/100 of a share). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. No certificates will be issued for fractional shares or to shareholders who have elected the Systematic Withdrawal Plan or check writing privilege of withdrawing cash from their accounts. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement by DWR or other selected broker-dealer, the Distributor or the Transfer Agent reflecting the status of such Account.

   Automatic Investment of Dividends and Distributions. All dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. An investor may terminate such agency at any time and may request the Transfer Agent in writing to have subsequent dividends and/or capital gains distributions paid in cash rather than shares. Such request must be received by the Transfer Agent at least five (5) business days prior to the record date for which it commences to take effect. In case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current offering price. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Dividends and capital gains distributions on shares held under the Withdrawal Plan will be invested in additional full and fractional shares at net asset value. Shares will be credited to an open account for the investor by the Transfer Agent; no share certificates will be issued. A shareholder is entitled to a share certificate upon written request to the Transfer Agent, although in that event the shareholder's Withdrawal Plan will be terminated.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   A shareholder may, at any time change the amount and interval of withdrawal payments and the address to which checks are mailed by written notification to the Transfer Agent. The shareholder's signature on such notification must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a Shareholder Investment Account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of any Series of the Fund may exchange their shares for shares of any other Series of the Fund. There is no holding period for exchanges of shares. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss, unless shares are held in a qualified retirement plan which is not subject to taxation.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing Account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions. Accordingly, in such event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

   With respect to the redemption or repurchase of shares of any Series of the Fund, the application of proceeds to the purchase of new shares in the Fund and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Series and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   The Fund may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund may be redeemed at net asset value on any day the New York Stock Exchange is open (see "Determination of Net Asset Value"). Redemptions will be effected at the net asset value per share next determined after the receipt of a redemption request meeting the applicable requirements discussed in the Prospectus. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. If a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

   The Fund reserves the right to suspend redemptions or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Fund's shareholders.

   The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of shares of the Fund. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone or telegraph instructions.

   The Prospectus describes redemption procedures by check, telephone or wire instructions with payment to a predesignated bank account, or by mail.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Liquid Asset Series and U.S. Government Money Market Series. As discussed in the Prospectus, dividends from net income on the Liquid Asset and U.S. Government Money Market Series will be declared payable on each day the New York Stock Exchange is open for business to shareholders of record as of the close of business the preceding business day. Net income, for dividend purposes, includes accrued interest and amortization of original issue and market discount, less the amortization of market premium and the estimated expenses of the Series. Net income will be calculated immediately prior to the determination of net asset value per share of the Series (see "Determination of Net Asset Value" above and in the Prospectus). The amount of dividend may fluctuate from day to day and may be omitted on some days if realized losses on portfolio securities exceed the Series' net investment income. The Trustees may revise the above dividend policy, or postpone the payment of dividends, if either Series should have or anticipate any large unexpected expense, loss or fluctuation in net assets which in the opinion of the Trustees might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares of either Series be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated. Any net realized capital gains will be declared and paid at least once per calendar year, except that net short-term gains may be paid more frequently, with the distribution of dividends from net investment income.

   Other Series. The dividend policies of the U.S. Government Securities, Intermediate Income Securities, American Value, Capital Growth, Dividend Growth, Strategist, Utilities, Value-Added Market and Global Equity Series are discussed in the Prospectus. In computing interest income, these Series will not amortize any discount or premium resulting from the purchase of debt securities except those original issue discounts for which amortization is required for federal income tax purposes. Gains or losses resulting from unamortized market discount or premium on securities issued prior to July 19, 1984 will be treated as capital gains or losses when realized. With respect to market discount on bonds issued after July 18, 1984, a portion of any capital gain realized upon disposition may be recharacterized as taxable ordinary income in accordance with the provisions of the Internal Revenue Code (the "Code"). Dividends, interest and capital gains received by Series holding foreign securities may give rise to withholding and other taxes imposed by foreign countries.

   Options and Futures. Exchange-traded futures contracts, listed options on futures contracts and certain listed options are classified as "Section 1256" contracts under the Code. Unless the Series makes an election as discussed below, the character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts would generally be treated as long-term capital gain or loss to the extent of 60 percent thereof and short-term capital gain or loss to the extent of 40 percent thereof and such Section 1256 contracts would also be required to be marked-to-market at the end of the Fund's fiscal year, for purposes of federal income tax calculations.

   Over-the-counter options are not classified as Section 1256 contracts and are not subject to the mark-to-market or 60 percent-40 percent taxation rules. When call options written by a Series, or put options purchased by a Series, are exercised, the gain or loss realized on the sales of the underlying securities may be either short-term or long-term, depending upon the holding period of the securities. In determining the amount of gain or loss, the sales proceeds are reduced by the premium paid for over-the-counter puts or increased by the premium received for over-the-counter calls.

   If a Series holds a security which is offset by a Section 1256 contract, the Series would by deemed to hold a "mixed straddle" position, as such is defined in the Code. A Series may elect to identify its mixed straddle positions pursuant to Section 1256(d) of the Code and thereby avoid application of both the mark-to-market and 60 percent/40 percent taxation rules. The Series may also make certain other elections with respect to mixed straddles which could avoid or limit the application of certain rules which could, in certain circumstances, cause deferral or disallowance of losses, change long-term capital gains into short-term capital gains, or change short-term capital losses into long-term capital losses.

   Whether the portfolio security constituting part of the identified mixed straddle is deemed to have been held for less than three months for purposes of determining qualification of the Series as a regulated investment company will be determined generally by the actual holding period of the security. In certain circumstances, entering into a mixed straddle could result in the recognition of unrealized gain or loss which would be taken into account in determining the amount of income available for the Series' distributions, and can result in an amount which is greater or less than the Series' net realized gains being available for distribution. If an amount which is less than the Series' net realized gains is available for distribution, the Series may elect to distribute more than such available amount, up to the full amount of such net realized gains. Such a distribution may, in part, constitute a return of capital to the shareholders. If the Series does not elect to identify a mixed straddle, no recognition of gain or loss on the securities in its portfolio will result when the mixed straddle is entered into. However, any losses realized on the straddle will be governed by a number of tax rules which might, under certain circumstances, defer or disallow the losses in whole or in part, change long-term gains into short-term gains, or change short-term losses into long-term losses. A deferral or disallowance of recognition of a realized loss may result in an amount being available for the Series' distributions which is greater than the Series' net realized gains.

   Special Rules for Certain Foreign Currency Transactions (Global Equity Series). In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Global Equity Series qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Series. The Global Equity Series may request a private letter ruling from the Internal Revenue Service on some or all of these issues.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Global Equity Series' investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Global Equity Series' net capital gain. Additionally, to the extent that Code
Section 988 losses exceeded other investment company taxable income during a taxable year, the Global Equity Series' distributions for that year could constitute a return of capital (i.e., a return of the shareholder's investment).

   If the Global Equity Series invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Series level which could not be eliminated by distributions to shareholders. The Taxpayer Relief Act of 1997 and, previously, the U.S.-Treasury issued proposed regulation section 1.1291-8 establishes a mark-to-market regime which allows investment companies investing in PFICs to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that taxes on the Global Equity Series with respect to investments in PFICs would be significant.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   The annualized current yield of the Liquid Asset Series and U.S. Government Money Market Series, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

   The Liquid Asset and U.S. Government Money Market Series' annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The annualized and effective yields for the seven-days ended July 31, 1997 for the Liquid Asset and U.S. Government Money Market Series, were as follows: 4.65% and 4.76% for the Liquid Asset Series; and 4.65% and 4.67% for the U.S. Government Money Market Series. Had the Series been paying their investment management fees and had the Investment Manager not been assuming any of their expenses during the period, the annualized and effective yields for the Liquid Asset and U.S. Government Money Market Series would have been 4.36% and 4.45%, and 3.51% and 3.56%, respectively.

   As discussed in the Prospectus, from time to time the U.S. Government Securities and Intermediate Income Securities Series may quote their "yields" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Series' portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Series' gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended July 31, 1997, the yields of the U.S. Government Securities and Intermediate Income Series were 6.03% and 5.65%, respectively, calculated pursuant to the above formula. Had these Series been paying their investment management fees and had the Investment Manager not been assuming any expenses during the period, the 30-day period yields for the U.S. Government Securities and the Intermediate Income Securities Series would have been 5.52% and 2.15%, respectively.

   As discussed in the Prospectus, each Series of the Fund may quote its "total return" in advertisements and sales literature. A Series' "average annual return" represents an annualization of the Series' total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one year period, or for the period from the date of commencement of the Series' operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for the period from commencement of the Series' operations through July 31, 1997 and for the fiscal year ended July 31, 1997 were:

                                                                                                 WITHOUT FEE WAIVER AND
                                                                                                   EXPENSE ASSUMPTION
                                                                                          -------------------------------------
                                                    AVERAGE ANNUAL                           AVERAGE ANNUAL    AVERAGE ANNUAL
                                                   TOTAL RETURN FOR   AVERAGE ANNUAL        TOTAL RETURN FOR    TOTAL RETURN
                                                     PERIOD FROM       TOTAL RETURN            PERIOD FROM          FOR
                                                   COMMENCEMENT OF   FOR FISCAL YEAR         COMMENCEMENT OF    FISCAL YEAR
                                   COMMENCEMENT   OPERATIONS THROUGH      ENDED            OPERATIONS THROUGH      ENDED
             SERIES               OF OPERATIONS     JULY 31, 1997     JULY 31, 1997           JULY 31, 1997    JULY 31, 1997
             ------               -------------     -------------     -------------           -------------    -------------
U.S. Government Securities  ....      1/8/93             5.16%             9.70%                 4.53%              9.03%
Intermediate Income Securities       1/12/93             5.16              8.63                  4.29               7.06
American Value .................      2/1/93            17.63             41.62                 17.37              41.37
Capital Growth .................      2/2/93            14.93             43.46                 14.30              41.19
Dividend Growth ................      1/7/93            20.09             41.92                    --                 --
Strategist .....................      1/7/93            12.81             27.35                 12.55              26.93
Utilities ......................      1/8/93            10.76             19.87                  9.74              18.74
Value-Added Market .............      2/1/93            18.46             43.12                 18.25              43.05
Global Equity ..................      1/8/93             9.96             26.66                  9.52              25.87

   In addition to the foregoing, a Series may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. A Series may also compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of the period from commencement of operations through July 31, 1997 and for the fiscal year ended July 31, 1997 were:

                                      TOTAL RETURN FROM      TOTAL RETURN FOR
                                 COMMENCEMENT OF OPERATIONS    FISCAL YEAR
                                           THROUGH                ENDED
           SERIES                       JULY 31, 1997         JULY 31, 1997
-------------------------------  -------------------------- ----------------
U.S. Government Securities  ....            25.79%                 9.70%
Intermediate Income Securities              25.72                  8.63
American Value .................           107.40                 41.62
Capital Growth .................            86.80                 43.46
Dividend Growth ................           130.51                 41.92
Strategist .....................            73.30                 27.35
Utilities ......................            59.33                 19.87
Value-Added Market .............           114.05                 43.12
Global Equity ..................            54.16                 26.66

   A Series may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Series by adding 1 to the Series' aggregate total return to date (expressed as a decimal) and multiplying by 10,000, 50,000 or 100,000, as the case may be. Investments at commencement of operations of $10,000, $50,000 and $100,000 in each Series of the Fund would have grown to the following amounts as of July 31, 1997:

                                          INVESTMENT AT
                                  COMMENCEMENT OF OPERATIONS OF
                                 --------------------------------
           SERIES                 $10,000    $50,000   $100,000
-------------------------------  --------- ---------  ----------
Liquid Asset....................  $12,297   $ 61,485   $122,970
U.S. Government Money Market ...   12,103     60,515    121,030
U.S. Government Securities  ....   12,579     62,895    125,790
Intermediate Income Securities     12,572     62,860    125,720
American Value .................   20,740    103,700    207,400
Capital Growth .................   18,680     93,400    186,800
Dividend Growth ................   23,051    115,255    230,510
Strategist .....................   17,330     86,650    173,300
Utilities ......................   15,933     79,665    159,330
Value-Added Market .............   21,405    107,025    214,050
Global Equity ..................   15,416     77,080    154,160

   The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Liquid Asset and U.S. Government Money Market Series in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Series and changes in interest rates on such investments, but also on changes in the Series' expenses during the period.

   Yield information may be useful in reviewing the performance of the Liquid Asset and U.S. Government Money Market Series and for providing a basis for comparison with other investment alternatives. However unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Liquid Asset and U.S. Government Money Market Series yields fluctuate.

   The Fund may, from time to time, advertise the performance of a Series relative to certain performance rankings and indices compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the shareholders of each Series of the Fund are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of the Trustees as provided for in the Declaration of Trust, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances, Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholders vote as may be required by the Act or the Fund's Declaration of Trust.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders). The Trustees have not authorized any such additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and distributions and reinvesting dividends and distributions; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services, Dean Witter Trust FSB receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of each Series of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund, on behalf of each Series, will send to shareholders, at least semi-annually, reports showing each Series' portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report, will be sent to shareholders each year.

   The Fund's fiscal year ends on July 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The annual financial statements of each Series of the Fund for the year ended July 31, 1997, which are included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated by reference in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

PRINCIPAL SECURITIES HOLDERS
-----------------------------------------------------------------------------

   The following parties held, as of September 30, 1997, five percent or more of the voting securities of the Series indicated, in the percentage amount indicated: Great Bay Distributors Inc., 2310 Starkey Road, Largo, FL (Liquid Asset Series: 7.4%); DWTC as Trustee for Willdan Association Profit Sharing Plan, Products 401(k) Plan, P.O. Box 957, Jersey City, NJ (Liquid Asset
Series: 9.7%); DWTC as Trustee for Fenner Manheim Inc., Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Liquid Asset Series: 5.0%); DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Money Market Series: 19.0%); Cartwright Employee Insurance Benefit Account, 3401 North 67th Avenue, Phoenix, AZ (U.S. Government Money Market Series: 17.4%); Emjayco as Trustee for the benefit of Geer Tank Trucks Inc., 401(k) Plan 90235, P.O. Box 17909, Milwaukee, WI (U.S. Government Money Market Series:
5.6%); DWTC as Trustee for Willdan Association Profit Sharing Plan, Products 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities
Series: 9.4%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 6.6%); DWTC as Trustee for Foulke Management Corporation 401(k) Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 10.6%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (U.S. Government Securities Series: 12.7%); DWTC as Trustee for Cygnus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities
Series: 7.5%); DWTC as Trustee for Zeus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities Series: 7.0%); DWTC as Trustee for Integrated Medical Systems 401(k) Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities: 8.6%); Dean Witter as Trustee for Private Business Inc., 401(k) Plan, 9010 Overlook Boulevard, Brentwood, TN (Intermediate Income Securities: 23.3%); DWTC as Trustee for the benefit of VVP America Inc., Deferred Compensation Plan, P.O. Box 957, Jersey City, NJ (Intermediate Income Securities: 7.1%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (American Value Series:
12.0%); Charles E. Behr as Trustee of Charles E. Behr Trust, DTD 6/30/94, 802
N. Ft. Harrison Avenue, Clearwater, FL (American Value Series: 6.2%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (American Value Series: 7.7%); DWTC as Trustee for St. Petersburg Kennel Club, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Capital Growth Series: 11.0%); DWTC as Trustee for the benefit of VVP America Inc., Deferred Compensation Plan, P.O. Box 957, Jersey City, NJ (Capital Growth
Series: 6.7%); DWR as Custodian for Candies for the benefit of Neil Cole and Gary Klein, VIP Plus 401(k) Plan, DTD 11/15/95, 2975 Westchester Avenue, Purchase, NY (Capital Growth Series: 7.2%); Cozad State Bank Co., 401(k) Profit Sharing Plan, DTD 12/5/65, Investment Manager Capital Growth Fund, Box 2000, Cozad, NE (Capital Growth Series: 15.2%); The Chase Manhattan Bank, N.A. as Trustee for the benefit of The NFL Player Second Career Savings Plan, 3 Chase Metrotech Center, Brooklyn, NY (Dividend Growth Series: 19.7%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Dividend Growth Series: 9.5%); DWTC as Trustee for Pizzagalli Construction, 401(k) Plan, Harborside Financial Center, Jersey City, NJ (Dividend Growth Series: 9.2%); DWTC as Trustee for Fenner Manheim Inc., Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 8.3%); DWTC as Trustee for VVP America Inc. Retirement Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 16.6%); DWTC as Trustee for Pizzagalli Construction, 401(k) Plan, Harborside Financial Center, Jersey City, NJ (Strategist Series: 24.8%); DWTC as Trustee for Bulkmatic Transport Company, Profit Sharing Plan, P.O. Box 957, Jersey City, NJ (Strategist Series: 7.0%); DWTC as Trustee for St. Petersburg Kennel Club, 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 7.2%); DWTC as Trustee for Zeus 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 11.9%); DWTC as Trustee for Integrated Medical Systems 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 7.7%); DWTC as Trustee for Foulke Management Corporation 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series:
11.2%); DWTC as Trustee for D&H Manufacturing Co. 401(k) Plan, P.O. Box 957, Jersey City, NJ (Utilities Series: 17.4%); DWTC as Trustee for the benefit of Sunnyvale Value and Fitting Company, P.O. Box 957, Jersey City, NJ (Utilities
Series: 5.7%).

   In addition, at September 30, 1997, InterCapital held 5.2% of the outstanding shares of Intermediate Income Securities Series and 5.7% of the outstanding shares of Capital Growth Series.

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            COMMERCIAL PAPER (64.4%)
            Automotive-Finance (8.5%)
     $500   Ford Motor Credit Co. ...........................................     5.61%         08/25/97         $  498,150
    1,000   General Motors Acceptance Corp. .................................  5.48-5.97   08/25/97-10/20/97        991,779
      311   Toyota Motor Credit Corp. .......................................     5.71          08/14/97            310,360
                                                                                                              -------------
                                                                                                                  1,800,289
                                                                                                              -------------
            Bank Holding Companies (7.0%)
      500   Bankers Trust New York Corp. ....................................     5.72          01/08/98            487,644
    1,000   Barnett Banks, Inc.  ............................................     5.55          08/21/97            996,933
                                                                                                              -------------
                                                                                                                  1,484,577
                                                                                                              -------------
            Banks-Commercial (18.6%)
      465   ABN-AMRO North America Finance Inc. .............................     5.74          09/05/97            462,446
      500   Commerzbank U.S. Finance Inc.  ..................................     5.52          08/15/97            498,931
    1,000   Internationale Nederlanden (U.S.) Funding Corp. .................     5.60          08/01/97          1,000,000
      400   KfW International Finance Inc. ..................................     5.54          09/02/97            398,044
      500   Societe Generale N.A., Inc. .....................................     5.61          09/10/97            496,917
      600   UBS Finance (Delaware) Inc.  ....................................     5.53          08/07/97            599,449
      500   WestPac Capital Corp.  ..........................................     5.54          09/05/97            497,326
                                                                                                              -------------
                                                                                                                  3,953,113
                                                                                                              -------------
            Brokerage (4.7%)
    1,000   Goldman Sachs Group L.P.  .......................................  5.63-5.64   08/04/97-09/03/97        997,215
                                                                                                              -------------
            Finance-Consumer (6.4%)
      400   American Express Credit Corp. ...................................     5.63          08/01/97            400,000
      950   American General Finance Corp. ..................................     5.64          08/05/97            949,409
                                                                                                              -------------
                                                                                                                  1,349,409
                                                                                                              -------------
            Finance-Diversified (8.4%)
      400   Associates Corp. of North America ...............................     5.65          08/05/97            399,751
      750   Commercial Credit Co. ...........................................     5.53          08/27/97            747,021
      650   General Electric Capital Corp. ..................................  5.55-5.61   09/16/97-10/14/97        644,124
                                                                                                              -------------
                                                                                                                  1,790,896
                                                                                                              -------------
            Industrials (2.0%)
      425   Weyerhaeuser Co. ................................................     5.54          08/20/97            423,764
                                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      51

DEAN WITTER RETIREMENT SERIES - LIQUID ASSET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

                                                                               ANNUALIZED
 PRINCIPAL                                                                      YIELD ON
 AMOUNT IN                                                                      DATE OF         MATURITY
 THOUSANDS                                                                      PURCHASE          DATE           VALUE
---------------------------------------------------------------------------------------------------------------------------
            Office Equipment (4.7%)
   $1,000   Xerox Credit Corp. ..............................................    5.51%          08/19/97          $ 997,260
                                                                                                              -------------
            Utilities-Finance (4.1%)
      866   National Rural Utilities Cooperative Finance Corp.  ............. 5.57-5.62    08/22/97-09/11/97        861,971
                                                                                                              -------------
            TOTAL COMMERCIAL PAPER (Amortized Cost $13,658,494)  ............................................    13,658,494
                                                                                                              -------------
            U.S. GOVERNMENT AGENCY (23.2%)
    4,930   Federal Home Loan
             Mortgage Corp.
             (Amortized Cost $4,926,600) .................................... 5.47-5.75    08/01/97-09/19/97      4,926,600
                                                                                                              -------------
            BANKERS' ACCEPTANCES (7.2%)
    1,014   BostonBank, N.A. ................................................ 5.71-5.88    09/30/97-01/20/98        993,499
      541   Union Bank of California, N.A. ..................................    5.59           10/15/97            534,804
                                                                                                              -------------
            TOTAL BANKERS' ACCEPTANCES (Amortized Cost $1,528,303) ..........................................     1,528,303
                                                                                                              -------------
            TOTAL INVESTMENTS
            (Amortized Cost $20,113,397)(a) ...............................................       94.8%          20,113,397
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES  ...............................        5.2            1,099,631
                                                                                                 -----        -------------
            NET ASSETS ....................................................................      100.0%         $21,213,028
                                                                                                 =====        =============

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT MONEY MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

                                         ANNUALIZED
 PRINCIPAL                                YIELD ON
 AMOUNT IN                                DATE OF        MATURITY
 THOUSANDS                                PURCHASE         DATE           VALUE
---------------------------------------------------------------------------------
            U.S. GOVERNMENT AGENCIES
             (98.7%)
   $1,000   Federal Farm Credit Bank ..  5.52-5.77%  08/04/97-11/25/97 $  991,289
    1,690   Federal Home Loan Banks ...  5.42-5.66   08/07/97-09/02/97  1,687,131
      725   Federal Home Loan Mortgage
             Corp. ....................  5.59-5.75   08/01/97-10/17/97    720,019
      590   Federal National Mortgage
             Association ..............  5.38-5.49   08/04/97-08/07/97    589,647
                                                                       ----------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $3,988,086) ..............................  3,988,086
                                                                       ----------
            U.S. GOVERNMENT OBLIGATION (1.2%)
       50   U.S. Treasury Bill
            (Amortized Cost $48,650) ..     5.32         02/05/98          48,650
                                                                       ----------
            TOTAL INVESTMENTS
            (Amortized Cost $4,036,736)(a)..........       99.9%        4,036,736
            CASH AND OTHER ASSETS IN EXCESS
            OF LIABILITIES .........................        0.1             4,560
                                                          -----        ----------
            NET ASSETS..............................      100.0%       $4,041,296
                                                          ======       ==========

--------------
(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - U.S. GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON       MATURITY
 THOUSANDS                                                                     RATE          DATE           VALUE
--------------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (98.6%)
            Government National
             Mortgage Assoc. I (71.4%)
   $3,684   .................................................................  7.00 % 06/15/23-03/15/27  $ 3,688,923
    3,737   .................................................................  7.50   01/15/24-01/15/27    3,802,491
                                                                                                        ------------
                                                                                                           7,491,414
                                                                                                        ------------
      971   Government National
             Mortgage Assoc. II (9.2%) ......................................  7.00        03/20/26          968,255
                                                                                                        ------------
            U.S. Treasury Notes (12.6%)
    1,200   .................................................................  6.375       09/30/01        1,221,852
      100   .................................................................  6.250       06/30/02          101,434
                                                                                                        ------------
                                                                                                           1,323,286
                                                                                                        ------------
      600   U.S. Treasury Principal Strips (5.4%) ...........................  0.00        08/15/98          567,120
                                                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $10,212,454)(a) .........................................       98.6%        10,350,075
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................        1.4            146,232
                                                                                            -----       ------------
            NET ASSETS ...............................................................      100.0%       $10,496,307
                                                                                            =====       ============

--------------
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $202,248 and the aggregate gross unrealized depreciation is $64,627, resulting in net unrealized appreciation of $137,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS (56.8%)
            Automobile-Rentals (4.0%)
    $100    Hertz Corp. .....................................................  6.00 %  01/15/03     $ 97,979
                                                                                                 ------------
            Automotive (0.8%)
      20    Chrysler Corp. .................................................. 10.40    08/01/99       20,005
                                                                                                 ------------
            Automotive-Finance (1.1%)
      25    General Motors Acceptance Corp. .................................  8.40    10/15/99       26,177
                                                                                                 ------------
            Banks (9.5%)
     100    Bank One Corp. ..................................................  7.60    05/01/07      106,545
     100    Long Island Savings Bank  .......................................  7.00    06/13/02      102,145
      25    Star Bank N.A. ..................................................  6.375   03/01/04       24,764
                                                                                                 ------------
                                                                                                     233,454
                                                                                                 ------------
            Brokerage (4.1%)
     100    Bear Stearns Companies, Inc.  ...................................  6.75    08/15/00      101,506
                                                                                                 ------------
            Data Processing (4.1%)
     100    Oracle Corp.  ...................................................  6.91    02/15/07      101,719
                                                                                                 ------------
            Financial (8.4%)
     100    Ikon Capital Inc. ...............................................  6.73    06/15/01      101,477
     100    Nac Re Corp .....................................................  8.00    06/15/99      103,259
                                                                                                 ------------
                                                                                                     204,736
                                                                                                 ------------
            Foreign Government (4.0%)
     100    State of Israel  ................................................  6.375   12/15/05       97,826
                                                                                                 ------------
            Healthcare (1.0%)
      25    Columbia/HCA Healthcare Corp.  ..................................  6.87    09/15/03       25,403
                                                                                                 ------------
            Industrials (4.1%)
     100    Millennium America Inc.  ........................................  7.00    11/15/06      100,710
                                                                                                 ------------
            Leisure (4.4%)
     100    Royal Caribbean Cruises .........................................  8.25    04/01/05      108,221
                                                                                                 ------------
            Manufacturing (2.0%)
      50    Reebok International plc
             (United Kingdom) ...............................................  6.75    09/15/05       49,374
                                                                                                 ------------
            Paper & Forest Products (4.1%)
     100    Noranda Forest, Inc. (Canada) ...................................  6.875   11/15/05      100,602
                                                                                                 ------------
            Textiles (1.0%)
      25    Burlington Industries, Inc.  ....................................  7.25    09/15/05       25,313
                                                                                                 ------------
            Utilities - Electric (4.2%)
     100    Connecticut Light & Power Co.  ..................................  7.875   06/01/01      102,208
                                                                                                 ------------
            TOTAL CORPORATE BONDS
            (Identified Cost $1,371,214) ........................................................  1,395,233
                                                                                                 ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      55


DEAN WITTER RETIREMENT SERIES - INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE        VALUE
-------------------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS (34.7%)
    $100    U.S. Treasury Note ..............................................  6.125%  03/31/98      $ 100,396
     300    U.S. Treasury Note ..............................................  5.75    10/31/00        299,463
     300    U.S. Treasury Note ..............................................  5.875   11/30/01        299,868
     150    U.S. Treasury Note ..............................................  6.25    01/31/02        152,100
                                                                                                  ------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $843,820) ..........................................................      851,827
                                                                                                  ------------
            SHORT-TERM INVESTMENT (a)(4.1%)
            U.S. GOVERNMENT AGENCY
     100    Federal Home Loan Banks
            (Amortized Cost $100,000) .......................................  5.39    08/01/97        100,000
                                                                                                  ------------

          TOTAL INVESTMENTS
          (Identified Cost $2,315,034)(b) .........................................   95.6%   2,347,060
          CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...........................    4.4      108,712
                                                                                   -------- -----------
          NET ASSETS ..............................................................  100.0%  $2,455,772
                                                                                   ======== ===========

--------------
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $36,736 and the aggregate gross unrealized depreciation is $4,710, resulting in net unrealized appreciation of $32,026.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.7%)
             Agriculture Related (4.4%)
     4,500   Case Corp.  .....................................................  $  280,969
     4,500   Deere & Co.  ....................................................     255,937
     5,500   Dekalb Genetics Corp. (Class B) .................................     420,406
     7,000   Delta & Pine Land Co.  ..........................................     266,000
    14,000   Monsanto Co.  ...................................................     697,375
     6,500   Pioneer Hi-Bred International, Inc. .............................     481,000
                                                                              -------------
                                                                                 2,401,687
                                                                              -------------
             Banks (7.1%)
     6,000   Bank of New York Co., Inc.  .....................................     291,375
     7,000   BankAmerica Corp.  ..............................................     528,500
     4,000   Bankers Trust New York Corp. ....................................     404,750
   250,000   Credito Italiano Spa (Italy)  ...................................     497,644
     4,000   First Chicago NBD Corp.  ........................................     303,500
     6,000   Fleet Financial Group, Inc.  ....................................     407,250
    10,000   Mellon Bank Corp.  ..............................................     504,375
     7,200   NationsBank Corp.  ..............................................     512,550
     6,000   Washington Mutual, Inc.  ........................................     414,000
                                                                              -------------
                                                                                 3,863,944
                                                                              -------------
             Basic Cyclicals (0.7%)
     2,300   Champion International Corp. ....................................     142,600
     3,000   Reynolds Metals Co.  ............................................     234,000
                                                                              -------------
                                                                                   376,600
                                                                              -------------
             Biotechnology (2.4%)
    21,000   Biochem Pharma, Inc. (Canada)*  .................................     603,750
    13,000   Centocor, Inc.*  ................................................     499,687
     2,000   Gilead Sciences, Inc.*  .........................................      56,250
     3,500   Vertex Pharmaceuticals, Inc.*  ..................................     122,062
                                                                              -------------
                                                                                 1,281,749
                                                                              -------------
             Capital Equipment (4.3%)
     2,000   Aeroquip-Vickers, Inc. ..........................................     109,625
     5,500   Boeing Co.  .....................................................     323,469
     3,000   Crane Co.  ......................................................     136,312
     6,000   General Electric Co.  ...........................................     421,125
     4,500   Kuhlman Corp.  ..................................................     139,500
     3,200   Parker-Hannifin Corp.  ..........................................     206,000
     2,200   Sundstrand Corp.  ...............................................     136,400
    10,000   Timken Co.  .....................................................     351,875
     2,000   Tyco International Ltd. .........................................     162,000
     4,000   United Technologies Corp.  ......................................     338,250
                                                                              -------------
                                                                                 2,324,556
                                                                              -------------
             Communications Equipment (9.4%)
     2,000   Advanced Fibre Communications, Inc.*  ...........................  $  139,250
    21,000   Bay Networks, Inc.*  ............................................     640,500
    15,000   Brightpoint, Inc.*  .............................................     447,187
     3,000   CIENA Corp.*  ...................................................     168,000
     6,000   Cisco Systems, Inc.*  ...........................................     476,625
       700   Corsair Communications, Inc.*  ..................................      13,738
    11,500   Ericsson (L.M.) Telephone Co. (Class B)(ADR)(Sweden)  ...........     520,375
     7,000   Lucent Technologies Inc.  .......................................     594,562
    10,000   Newbridge Networks Corp. (Canada)* ..............................     521,250
     6,000   Nokia Corp. (ADR)(Finland) ......................................     513,750
     5,000   Northern Telecom Ltd. (Canada) ..................................     522,812
     2,000   Tekelec*  .......................................................     123,000
     7,000   Tellabs, Inc.*  .................................................     418,687
                                                                              -------------
                                                                                 5,099,736
                                                                              -------------
             Computer Equipment (3.1%)
     4,000   Dell Computer Corp.*  ...........................................     342,000
    12,000   EMC Corp.*  .....................................................     606,000
     9,000   Kemet Corp.*  ...................................................     230,625
     6,500   SCI Systems, Inc.*  .............................................     516,344
                                                                              -------------
                                                                                 1,694,969
                                                                              -------------
             Computer Software (4.3%)
    15,000   BEA Systems, Inc.*  .............................................     290,625
     5,000   Compuware Corp.*  ...............................................     308,125
       400   Great Plains Software, Inc.*  ...................................      10,700
     4,100   Microsoft Corp.*  ...............................................     579,381
     7,000   Oracle Corp.*  ..................................................     380,187
     5,000   Peoplesoft, Inc.*  ..............................................     291,875
     8,000   Veritas Software Corp.*  ........................................     494,000
                                                                              -------------
                                                                                 2,354,893
                                                                              -------------
             Consumer-Noncyclical (4.5%)
     9,000   Alberto-Culver Co. (Class B)  ...................................     252,562
     2,500   Avon Products, Inc.  ............................................     181,406
     3,800   Coca Cola Co.  ..................................................     263,150
     1,600   Coca Cola FEMSA S.A. de C.V. (ADR)(Mexico) ......................      89,800
     8,000   Colgate-Palmolive Co.  ..........................................     606,000
    10,000   PanAmerican Beverages, Inc. (Class A)(Mexico) ...................     335,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      57

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,000    Procter & Gamble Co.  ...........................................  $  456,375
    7,000    Sunbeam Corporation  ............................................     273,875
                                                                              -------------
                                                                                 2,458,168
                                                                              -------------
             Consumer Business Services (1.4%)
    8,000    AccuStaff, Inc.*  ...............................................     218,000
    7,400    Browning-Ferris Industries, Inc.  ...............................     273,800
    5,000    Corrections Corp. of America*  ..................................     221,562
    2,000    Service Corp. International .....................................      68,000
                                                                              -------------
                                                                                   781,362
                                                                              -------------
             Consumer Products (2.6%)
    5,000    CVS Corp. .......................................................     284,375
    4,000    Philips Electronics NV (Netherlands)  ...........................     327,250
    3,500    Philips Electronics NV (Netherlands)  ...........................     283,962
    1,900    Sony Corp. (Japan)  .............................................     189,134
    3,100    Sony Corp. (ADR)(Japan)  ........................................     315,619
                                                                              -------------
                                                                                 1,400,340
                                                                              -------------
             Drugs (4.0%)
    5,000    Dura Pharmaceuticals, Inc.*  ....................................     194,062
    4,500    Lilly (Eli) & Co.  ..............................................     508,500
    5,000    Medicis Pharmaceutical Corp. (Class A)*  ........................     225,000
      280    Novartis (Switzerland) ..........................................     449,742
    4,400    Pfizer, Inc.  ...................................................     262,350
    3,600    Warner-Lambert Co.  .............................................     502,875
                                                                              -------------
                                                                                 2,142,529
                                                                              -------------
             Energy (5.9%)
    9,000    Baker Hughes, Inc. ..............................................     396,563
    8,000    Cooper Cameron Corp.*  ..........................................     469,000
    2,500    Diamond Offshore Drilling, Inc. .................................     233,125
    5,000    EVI, Inc.*  .....................................................     244,375
    8,000    Falcon Drilling Company, Inc.*  .................................     231,000
   12,000    Halliburton Co.  ................................................     552,000
    5,000    Halter Marine Group, Inc.*  .....................................     153,125
    8,200    Schlumberger, Ltd.  .............................................     626,275
    4,000    Smith International, Inc.*  .....................................     286,750
                                                                              -------------
                                                                                 3,192,213
                                                                              -------------
             Financial-Miscellaneous (7.1%)
      400    Advanta Corp. (Class A)  ........................................      14,400
    7,000    American Express Co. ............................................     586,250
   15,000    Hambrecht & Quist Group*  .......................................     447,188
    2,000    Kansas City Southern Industries, Inc.  ..........................     150,750
    4,000    Legg Mason, Inc.  ...............................................  $  245,750
   16,000    Lehman Brothers Holdings, Inc. ..................................     797,000
    8,000    Merrill Lynch & Co., Inc. .......................................     563,500
    8,000    Paine Webber Group, Inc. ........................................     320,000
    1,000    Price (T.) Rowe Associates, Inc. ................................      54,250
   10,000    Providian Financial Corp.*  .....................................     391,875
    4,500    Salomon, Inc.  ..................................................     285,469
                                                                              -------------
                                                                                 3,856,432
                                                                              -------------
             Healthcare Products & Services (2.9%)
    7,000    HBO & Co.  ......................................................     540,750
   16,000    Health Management Associates, Inc. (Class A)*  ..................     511,000
   20,000    Healthsouth Corp.*  .............................................     530,000
                                                                              -------------
                                                                                 1,581,750
                                                                              -------------
             Insurance (2.3%)
    3,000    Hartford Financial Services Group, Inc.  ........................     261,375
    7,000    Marsh & McLennan Companies, Inc.  ...............................     542,063
    5,000    Nationwide Financial Services, Inc. (Class A)  ..................     151,250
    4,000    Travelers Group, Inc. ...........................................     287,750
                                                                              -------------
                                                                                 1,242,438
                                                                              -------------
             Internet (3.0%)
   10,000    America Online, Inc.*  ..........................................     675,000
   10,000    E*TRADE Group, Inc.*  ...........................................     305,000
   10,000    Sterling Commerce, Inc.*  .......................................     376,875
    5,000    Yahoo! Inc.*  ...................................................     281,250
                                                                              -------------
                                                                                 1,638,125
                                                                              -------------
             Media Group (4.1%)
    6,600    Clear Channel Communications, Inc.*  ............................     410,850
    8,000    Evergreen Media Corp. (Class A)*  ...............................     367,000
   10,000    Jacor Communications, Inc.*  ....................................     428,750
   13,200    Outdoor Systems, Inc.*  .........................................     343,200
    2,000    Univision Communications, Inc. (Class A)*  ......................      86,000
   25,000    Westinghouse Electric Corp. .....................................     601,563
                                                                              -------------
                                                                                 2,237,363
                                                                              -------------
             Medical Supplies (2.4%)
    6,000    Boston Scientific Corp.*  .......................................     430,500
    5,500    Guidant Corp.  ..................................................     501,875
    4,000    Medtronic, Inc.  ................................................     349,000
                                                                              -------------
                                                                                 1,281,375
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      58

DEAN WITTER RETIREMENT SERIES - AMERICAN VALUE
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail (5.8%)
    3,000    Barnes & Noble, Inc.*  .......................................... $   150,000
   13,500    Costco Companies Inc.*  .........................................     511,313
   10,000    Dayton-Hudson Corp.  ............................................     646,250
    5,000    Dollar General Corp. ............................................     220,000
   10,000    Family Dollar Stores, Inc.  .....................................     325,625
    6,000    General Nutrition Companies, Inc.*  .............................     171,000
    7,800    Home Depot, Inc.  ...............................................     389,025
    3,000    Ross Stores, Inc.  ..............................................      94,500
   17,000    Wal-Mart Stores, Inc.  ..........................................     638,563
                                                                              -------------
                                                                                 3,146,276
                                                                              -------------
             Semiconductor Equipment (5.7%)
    9,000    Applied Materials, Inc.*  .......................................     826,313
    2,000    ASM Lithography Holding NV (Netherlands)* .......................     162,000
    5,000    CFM Technologies, Inc.*  ........................................     129,375
    1,000    DuPont Photomasks, Inc.* ........................................      50,750
    3,000    Etec Systems, Inc.*  ............................................     160,875
   13,000    KLA-Tencor Corp.*  ..............................................     786,500
    7,000    LAM Research Corp.*  ............................................     370,125
    7,000    PRI Automation, Inc.*  ..........................................     345,625
    5,000    Teradyne, Inc.*  ................................................     233,750
                                                                              -------------
                                                                                 3,065,313
                                                                              -------------
             Semiconductors (9.2%)
    4,000    Altera Corp.  ...................................................     241,000
   17,000    Analog Devices, Inc.*  ..........................................     534,438
   10,000    Burr-Brown Corp.*  ..............................................     348,125
      700    Galileo Technology Ltd. (Israel)* ...............................      16,975
    2,000    Intel Corp.  ....................................................     183,500
    5,000    Lattice Semiconductor Corp.*  ...................................     335,625
    5,000    Linear Technology Corp.  ........................................     333,750
    8,000    Maxim Integrated Products, Inc.* ................................     553,000
    2,500    MEMC Electronic Materials, Inc.* ................................      72,500
    4,000    Micrel, Inc.*  ..................................................     259,000
    9,000    Micron Technology, Inc. *  ......................................     438,188
    6,000    Motorola, Inc.  .................................................     481,875
    6,000    Texas Instruments, Inc. .........................................     690,000
   10,000    Vitesse Semiconductor Corp.*  ...................................     483,750
                                                                              -------------
                                                                                 4,971,726
                                                                              -------------
             Transportation (1.1%)
      900    Continental Airlines, Inc. (Class B)*  .......................... $    33,525
    4,000    PACCAR, Inc. ....................................................     197,000
    1,400    Ryanair Holdings PLC (ADR)(Ireland)*  ...........................      39,375
    3,000    Teekay Shipping Corp.  ..........................................     104,813
    6,000    US Airways Group, Inc.*  ........................................     229,877
                                                                              -------------
                                                                                   604,590
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $42,913,438)  ..............  52,998,134
                                                                              -------------

   PRINCIPAL
   AMOUNT IN
   THOUSANDS
--------------------------------------------------------------
               SHORT-TERM INVESTMENT (a) (1.7%)
               U.S. GOVERNMENT AGENCY
     $900      Federal Home Loan Mortgage
                Corp. 5.75% due 08/01/97
                (Amortized Cost $900,000)..........    900,000
                                                   -----------
TOTAL INVESTMENTS
(Identified Cost $43,813,438)(b) .          99.4%   53,898,134
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES ...................           0.6       316,360
                                         -------- ------------
NET ASSETS........................         100.0%  $54,214,494
                                         ======== ============

------------
ADR      American Depository Receipt.
*        Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $10,364,753 and the aggregate gross unrealized depreciation is $280,057, resulting in net unrealized appreciation of $10,084,696.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             COMMON STOCKS (98.0%)
             Auto Trucks & Parts (2.3%)
    5,000    Miller Industries, Inc.* ........................................  $ 84,375
                                                                              ------------
             Banking (4.8%)
    1,450    State Street Corp. ..............................................    81,291
    1,350    Washington Mutual, Inc. .........................................    93,150
                                                                              ------------
                                                                                 174,441
                                                                              ------------
             Commercial Services (1.4%)
    1,900    Affiliated Computer Services, Inc. (Class A)* ...................    51,537
                                                                              ------------
             Communications -
             Equipment & Software (3.8%)
    1,100    3Com Corp.* .....................................................    60,087
    1,350    Tellabs, Inc.* ..................................................    80,747
                                                                              ------------
                                                                                 140,834
                                                                              ------------
             Computer Services (1.9%)
    1,800    Sterling Commerce, Inc.* ........................................    67,837
                                                                              ------------
             Computer Software (8.9%)
    1,100    Computer Associates International, Inc. .........................    74,869
    2,200    Danka Business Systems PLC (ADR)(United Kingdom) ................   107,525
      800    Electronics for Imaging, Inc.* ..................................    44,000
      450    Microsoft Corp.* ................................................    63,591
      700    Oracle Corp.* ...................................................    38,019
                                                                              ------------
                                                                                 328,004
                                                                              ------------
             Computer - Systems (4.7%)
    2,000    EMC Corp.* ......................................................   101,000
      900    SCI Systems, Inc.* ..............................................    71,494
                                                                              ------------
                                                                                 172,494
                                                                              ------------
             Consumer Business Services (2.6%)
    2,200    AccuStaff, Inc.* ................................................    59,950
    1,000    Service Corp. International .....................................    34,000
                                                                              ------------
                                                                                  93,950
                                                                              ------------
             Drugs (1.4%)
    1,100    Elan Corp. PLC (ADR)(Ireland)* ..................................    52,250
                                                                              ------------
             Electronics (4.2%)
      750    Hadco Corp.* ....................................................    49,406
    1,800    Jabil Circuit, Inc.* ............................................    87,637
      250    Sanmina Corp.* ..................................................    18,344
                                                                              ------------
                                                                                 155,387
                                                                              ------------
             Electronics - Semiconductors/
             Components (1.2%)
      400    Intel Corp. .....................................................    36,700
      150    Photronics, Inc.* ...............................................     8,137
                                                                              ------------
                                                                                  44,837
                                                                              ------------
             Enviromental Control (1.5%)
    1,600    Newpark Resources, Inc.* ........................................  $ 55,300
                                                                              ------------
             Financial - Miscellaneous (11.4%)
    1,600    Green Tree Financial Corp. ......................................    75,400
      700    Household International, Inc. ...................................    90,650
    2,200    MBNA Corp. ......................................................    99,000
    1,300    MGIC Investment Corp. ...........................................    68,331
    1,400    SunAmerica, Inc. ................................................    84,700
                                                                              ------------
                                                                                 418,081
                                                                              ------------
             Healthcare - Diversified (2.2%)
    2,000    Universal Health Services, Inc. (Class B)* ......................    81,250
                                                                              ------------
             Hospital Management (1.5%)
    1,200    Express Scripts, Inc. (Class A)* ................................    53,400
                                                                              ------------
             Household Furnishings & Appliances (3.1%)
    1,200    American Standard Companies, Inc.* ..............................    59,625
    1,000    Ethan Allen Interiors, Inc. .....................................    53,000
                                                                              ------------
                                                                                 112,625
                                                                              ------------
             Life Insurance (1.4%)
    1,300    Providian Financial Corp.* ......................................    50,944
                                                                              ------------
             Manufacturing - Diversified (2.7%)
    1,200    Tyco International Ltd. .........................................    97,200
                                                                              ------------
             Media (2.0%)
    1,200    Clear Channel Communications, Inc.* .............................    74,700
                                                                              ------------
             Oil & Gas Products (0.5%)
      300    Camco International, Inc. .......................................    19,387
                                                                              ------------
             Oil Drilling & Services (9.3%)
    1,450    ENSCO International, Inc.* ......................................    95,881
    2,900    Pride International, Inc.* ......................................    76,669
    1,500    Tidewater, Inc. .................................................    75,750
    2,400    Varco International, Inc.* ......................................    92,850
                                                                              ------------
                                                                                 341,150
                                                                              ------------
             Oil Equipment & Services (4.2%)
    2,400    Falcon Drilling Company, Inc.* ..................................    69,300
    1,200    Smith International, Inc.* ......................................    86,025
                                                                              ------------
                                                                                 155,325
             Pharmaceuticals (2.8%)
    2,300    Medicis Pharmaceutical Corp. (Class A)* .........................   103,500
                                                                              ------------
             Retail - Department Stores (3.7%)
    1,900    Dollar General Corp. ............................................    83,600
      950    Proffitt's, Inc.* ...............................................    50,350
                                                                              ------------
                                                                                 133,950
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      60


DEAN WITTER RETIREMENT SERIES - CAPITAL GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
------------------------------------------------------------------------------------------
             Retail - Drugs Stores (1.7%)
    1,100    Walgreen Co. ....................................................  $ 62,150
                                                                              ------------
             Retail - Food Chains (4.1%)
    2,400    Kroger Co.* .....................................................    70,950
    1,500    Safeway, Inc.* ..................................................    80,438
                                                                              ------------
                                                                                 151,388
                                                                              ------------
             Retail - Specialty (6.0%)
    1,562    Consolidated Stores Corp.* ......................................    62,871
    2,700    General Nutrition Companies, Inc.* ..............................    76,950
    3,200    Staples, Inc.* ..................................................    80,400
                                                                              ------------
                                                                                 220,221
                                                                              ------------
             Utilities - Electric (1.9%)
      900    AES Corp.* ......................................................    71,100
                                                                              ------------
             Utilities - Telephone (0.8%)
      850    Airtouch Communications, Inc.* ..................................    27,997
                                                                              ------------

TOTAL INVESTMENTS
(Identified Cost $2,725,382)(a) .    98.0%   3,595,614
CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES...................     2.0       74,032
                                    -----   ----------
NET ASSETS.......................   100.0%  $3,669,646
                                    =====   ==========

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $870,624 and the aggregate gross unrealized depreciation is $392, resulting in net unrealized appreciation of $870,232.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Aerospace (2.7%)
    55,000   Raytheon Co.  ...................................................  $3,073,125
                                                                              --------------
             Aluminum (2.7%)
    35,500   Aluminum Co. of America  ........................................   3,141,750
                                                                              --------------
             Automotive (5.3%)
    84,000   Chrysler Corp.  .................................................   3,118,500
    74,000   Ford Motor Co.  .................................................   3,024,750
                                                                              --------------
                                                                                 6,143,250
                                                                              --------------
             Banks (2.7%)
    43,000   NationsBank Corp.  ..............................................   3,061,062
                                                                              --------------
             Banks - Money Center (2.7%)
    41,000   BankAmerica Corp.  ..............................................   3,095,500
                                                                              --------------
             Beverages - Soft Drinks (2.7%)
    81,000   PepsiCo Inc.  ...................................................   3,103,312
                                                                              --------------
             Chemicals (5.1%)
    44,000   Du Pont (E.I.) de Nemours & Co., Inc.  ..........................   2,945,250
    49,500   Eastman Chemical Co.  ...........................................   2,994,750
                                                                              --------------
                                                                                 5,940,000
                                                                              --------------
             Computers - Systems (2.7%)
    29,000   International Business Machines Corp.  ..........................   3,066,750
                                                                              --------------
             Conglomerates (5.1%)
    31,500   Minnesota Mining & Manufacturing Co.  ...........................   2,984,625
    63,000   Tenneco, Inc.  ..................................................   2,937,375
                                                                              --------------
                                                                                 5,922,000
                                                                              --------------
             Drugs (2.6%)
    38,000   Bristol-Myers Squibb Co.  .......................................   2,980,625
                                                                              --------------
             Drugs & Healthcare (2.7%)  ......................................
    47,000   Abbott Laboratories  ............................................   3,075,562
                                                                              --------------
             Electric - Major (2.6%)
    42,300   General Electric Co.  ...........................................   2,968,931
                                                                              --------------
             Energy (2.6%)
    47,000   Kerr-McGee Corp.  ...............................................   2,943,375
                                                                              --------------
             Foods (5.2%)
    59,800   Quaker Oats Company (The)  ......................................   3,061,012
    13,300   Unilever NV (ADR)(Netherlands)  .................................   2,899,400
                                                                              --------------
                                                                                 5,960,412
                                                                              --------------
             Machinery - Agricultural (2.6%)
    53,600   Deere & Co.  ....................................................   3,048,500
                                                                              --------------
             Manufacturing - Diversified (2.5%)
    39,000   Honeywell, Inc.  ................................................  $2,912,813
                                                                              --------------
             Metals - Miscellaneous (2.5%)
    34,000   Phelps Dodge Corp.  .............................................   2,892,125
                                                                              --------------
             Natural Gas (2.6%)
    78,000   Enron Corp.  ....................................................   2,959,125
                                                                              --------------
             Office Equipment (2.7%)
    41,000   Pitney Bowes, Inc.  .............................................   3,080,125
                                                                              --------------
             Oil - Domestic (5.3%)
    32,000   Amoco Corp.  ....................................................   3,008,000
    59,000   Ashland, Inc.  ..................................................   3,134,375
                                                                              --------------
                                                                                 6,142,375
                                                                              --------------
             Oil Integrated - International (2.7%)
    48,200   Exxon Corp.  ....................................................   3,096,850
                                                                              --------------
             Paper & Forest Products (2.7%)
    51,000   Weyerhaeuser Co.  ...............................................   3,174,750
                                                                              --------------
             Photography (2.6%)
    45,500   Eastman Kodak Co.  ..............................................   3,048,500
                                                                              --------------
             Railroads (2.8%)
    51,500   CSX Corp.  ......................................................   3,180,125
                                                                              --------------
             Retail - Department Stores (2.6%)
    54,000   May Department Stores Co.  ......................................   3,017,250
                                                                              --------------
             Retail - Food Chains (2.6%)
   120,600   American Stores Co.  ............................................   3,045,150
                                                                              --------------
             Steel (2.5%)
    83,000   Timken Co.  .....................................................   2,920,563
                                                                              --------------
             Telecommunications (5.3%)
    41,000   Bell Atlantic Corp.  ............................................   2,975,063
    63,000   Sprint Corp.  ...................................................   3,118,500
                                                                              --------------
                                                                                 6,093,563
                                                                              --------------
             Tobacco (2.6%)
    67,000   Philip Morris Companies, Inc.  ..................................   3,023,375
                                                                              --------------
             Utilities - Electric (8.0%)
   142,000   Houston Industries, Inc.  .......................................   2,973,125
    82,800   New England Electric System  ....................................   3,089,475
   139,000   Unicom Corp.  ...................................................   3,153,563
                                                                              --------------
                                                                                 9,216,163
                                                                              --------------
             TOTAL COMMON STOCKS
             (Identified Cost $86,532,718)  .................................. 115,327,006
                                                                              --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.7%)
             REPURCHASE AGREEMENT
             The Bank of New York 5.75%  due 08/01/97 (dated 07/31/97;
      $757   proceeds $757,142)(a)  (Identified Cost $757,021)  .............   $ 757,021
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $87,289,739)(b)  .   100.7%     116,084,027
LIABILITIES IN EXCESS OF OTHER
ASSETS ............................    (0.7)        (772,518)
                                    --------   -------------
NET ASSETS ........................   100.0%    $115,311,509
                                    ========   =============

------------
ADR     American Depository Receipt.
(a) Collateralized by $244,167 Federal National Mortgage Association 9.55% due 11/10/97 valued at $252,039, $400,000 Federal National
        Mortgage Association 7.37% due 04/14/04 valued at $414,359 and $99,269 Federal National Mortgage Association 7.50% due 04/16/07 valued at $105,764.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $29,069,461 and the aggregate gross unrealized depreciation is $275,173, resulting in net unrealized appreciation of $28,794,288.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - UTILITIES
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (100.0%)
             Natural Gas (19.1%)
    5,000    American Water Works Company, Inc.  ............................. $  108,437
    3,500    Brooklyn Union Gas Co. ..........................................    105,219
    4,500    Calpine Corp.* ..................................................     88,875
    3,500    Enron Corp. .....................................................    132,781
    5,000    MCN Corp.  ......................................................    158,437
    2,000    Mobil Corp. .....................................................    153,000
    3,000    Pacific Enterprises .............................................    100,312
    4,000    Williams Companies, Inc. ........................................    183,000
                                                                              -----------
                                                                                1,030,061
                                                                              -----------
             Telecommunications (29.1%)
    3,000    Alltel Corp. ....................................................     98,625
    3,000    AT&T Corp.  .....................................................    110,438
    3,000    BellSouth Corp.  ................................................    142,125
    3,500    Cable & Wireless PLC (ADR)(United Kingdom) ......................    105,219
    2,500    Compania de Telefonos de Chile S.A. (ADR)(Chile) ................     82,344
    7,000    Grupo Iusacell S.A. de C.V. (Series L)(ADR)(Mexico)* ............    131,688
    3,000    GTE Corp. .......................................................    139,500
    2,000    Nokia Corp. (ADR)(Finland)* .....................................    171,250
    3,000    Sprint Corp. ....................................................    148,500
    3,000    Teleport Communications Group Inc. (Class A)* ...................    118,125
    2,500    Vodafone Group PLC (ADR)(United Kingdom) ........................    126,250
    5,500    WorldCom, Inc.* .................................................    192,156
                                                                              -----------
                                                                                1,566,220
                                                                              -----------
             Utilities - Electric (51.8%)
    2,000    AES Corp.* ......................................................    158,000
    3,000    American Electric Power Co. .....................................    134,250
    4,000    CILCORP, Inc.  ..................................................    167,750
    4,000    CINergy Corp.  ..................................................    134,500
    4,000    CMS Energy Corp.  ...............................................    148,000
    5,000    DPL, Inc.  ......................................................    123,125
    4,050    DQE, Inc.  ......................................................    127,828
    3,000    Duke Energy Corp. ...............................................    152,063
    5,000    Edison International  ...........................................    126,250
    4,000    Florida Progress Corp.  .........................................    128,750
    4,000    General Public Utilities Corp.  .................................    138,750
    6,000    MDU Resources Group, Inc.  ......................................    142,500
    3,000    NIPSCO Industries, Inc. .........................................    126,375
    5,500    PacifiCorp ......................................................    122,719
    4,500    Pinnacle West Capital Corp.  ....................................    142,031
    4,000    Public Service Company of Colorado .............................. $  166,500
    4,500    Sierra Pacific Resources ........................................    143,719
    6,000    Teco Energy, Inc.  ..............................................    152,250
    4,000    Utilicorp United, Inc. ..........................................    119,250
    4,000    Western Resources, Inc. .........................................    138,500
                                                                              -----------
                                                                                2,793,110
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $4,358,265) ....................................  5,389,391
                                                                              -----------
 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (5.2%)
             U.S. GOVERNMENT AGENCY (a)(2.8%)
             Federal National Mortgage Assoc. 5.48% due 08/04/97
    $150     (Amortized Cost $149,931) .......................................    149,931
                                                                              -----------
             REPURCHASE AGREEMENT (2.4%)
             The Bank of New York
             5.75% due 08/01/97 (dated 07/31/97; proceeds $132,571)(b)
      133    (Identified Cost $132,550) ......................................    132,550
                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
             (Identified Cost $282,481) ......................................    282,481
                                                                              -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $4,640,746)
(C) .............  .............   105.2%    5,671,872
LIABILITIES IN EXCESS OF OTHER
 ASSETS........................     (5.2)     (280,644)
                                   -----   -----------
NET ASSETS.....................    100.0%  $ 5,391,228
                                   =====   ===========

--------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $30,477 U.S. Treasury Note 6.25% due 05/31/99 valued at $31,043 and $99,095 U.S. Treasury Note 7.125% due 09/30/99
        valued at $104,158.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,034,626 and the aggregate gross unrealized depreciation is $3,500, resulting in net unrealized appreciation of $1,031,126.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON STOCKS (97.4%)
             Aerospace & Defense (1.0%)
      750    Boeing Co.  .....................................................  $   44,109
      550    General Dynamics Corp.  .........................................      48,675
      450    Lockheed Martin Corp.  ..........................................      47,925
      550    McDonnell Douglas Corp.  ........................................      42,075
      450    Northrop Grumman Corp.  .........................................      51,806
                                                                              -------------
                                                                                   234,590
                                                                              -------------
             Agriculture Related (0.2%)
      600    Pioneer Hi-Bred International, Inc. .............................      44,400
                                                                              -------------
             Air Freight (0.2%)
      800    Federal Express Corp.* ..........................................      51,650
                                                                              -------------
             Airlines (0.8%)
      450    AMR Corp.* ......................................................      48,403
      450    Delta Air Lines, Inc.  ..........................................      39,994
    1,550    Southwest Airlines Co.  .........................................      45,241
    1,300    US Airways Group, Inc.* .........................................      49,806
                                                                              -------------
                                                                                   183,444
                                                                              -------------
             Aluminum (0.6%)
    1,100    Alcan Aluminum Ltd. (Canada) ....................................      43,106
      600    Aluminum Co. of America .........................................      53,100
      550    Reynolds Metals Co.  ............................................      42,900
                                                                              -------------
                                                                                   139,106
                                                                              -------------
             Auto Parts - After Market (1.5%)
    1,850    Cooper Tire & Rubber Co.  .......................................      46,134
    1,150    Dana Corp.  .....................................................      52,253
    1,250    Echlin, Inc.  ...................................................      46,328
    1,275    Genuine Parts Co.  ..............................................      41,597
      750    Goodyear Tire & Rubber Co.  .....................................      48,422
    1,500    ITT Industries, Inc.  ...........................................      42,469
    1,000    Snap-On, Inc.  ..................................................      41,250
      800    TRW, Inc.  ......................................................      46,800
                                                                              -------------
                                                                                   365,253
                                                                              -------------
             Auto Trucks & Parts (0.6%)
      650    Cummins Engine Co., Inc.  .......................................      51,025
    2,500    Navistar International Corp.* ...................................      51,562
    1,050    PACCAR, Inc.  ...................................................      51,712
                                                                              -------------
                                                                                   154,299
                                                                              -------------
             Automobiles (0.6%)
    1,100    Chrysler Corp.  .................................................      40,837
    1,100    Ford Motor Co.  .................................................      44,962
      800    General Motors Corp.  ...........................................      49,500
                                                                              -------------
                                                                                   135,299
                                                                              -------------
             Banks - Money Center (1.2%)
      700    BankAmerica Corp.  ..............................................  $   52,850
      450    Bankers Trust New York Corp.  ...................................      45,534
      400    Chase Manhattan Corp.  ..........................................      45,425
      350    Citicorp ........................................................      47,512
      650    First Chicago NBD Corp.  ........................................      49,319
      400    Morgan (J.P.) & Co., Inc.  ......................................      46,350
                                                                              -------------
                                                                                   286,990
                                                                              -------------
             Banks - Regional (4.4%)
      950    Banc One Corp.  .................................................      53,319
    1,100    Bank of New York Co., Inc.  .....................................      53,419
      550    BankBoston Corp.  ...............................................      46,716
      900    Barnett Banks, Inc.  ............................................      51,244
      600    Comerica, Inc.  .................................................      45,375
      700    CoreStates Financial Corp.  .....................................      43,181
      825    Fifth Third Bancorp .............................................      52,078
      550    First Bank System, Inc.  ........................................      48,950
      450    First Union Corp.  ..............................................      45,647
      700    Fleet Financial Group, Inc.  ....................................      47,512
      700    KeyCorp .........................................................      43,531
    1,000    Mellon Bank Corp.  ..............................................      50,437
      750    National City Corp.  ............................................      44,625
      700    NationsBank Corp.  ..............................................      49,831
      750    Norwest Corp.  ..................................................      47,297
      900    PNC Bank Corp.  .................................................      41,175
      450    Republic New York Corp.  ........................................      51,975
      700    SunTrust Banks, Inc.  ...........................................      44,931
      750    U.S. Bancorp ....................................................      49,969
      700    Wachovia Corp.  .................................................      45,150
      800    Washington Mutual, Inc.  ........................................      55,200
      150    Wells Fargo & Co.  ..............................................      41,241
                                                                              -------------
                                                                                 1,052,803
                                                                              -------------
             Beverages - Alcoholic (0.7%)
    1,100    Anheuser-Busch Companies, Inc.  .................................      47,231
      800    Brown-Forman Corp. (Class B) ....................................      39,000
    1,650    Coors (Adolph) Co.  .............................................      51,872
    1,100    Seagram Co. Ltd. (Canada) .......................................      42,144
                                                                              -------------
                                                                                   180,247
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
      650    Coca Cola Co.  ..................................................      45,012
    1,150    PepsiCo, Inc.  ..................................................      44,059
    1,700    Whitman Corp.  ..................................................      42,925
                                                                              -------------
                                                                                   131,996
                                                                              -------------
             Biotechnology (0.2%)
     700     Amgen, Inc.* ....................................................      41,125
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      65

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Broadcast Media (0.6%)
    2,200    Comcast Corp. (Class A Special) .................................   $ 49,637
    3,100    Tele-Communications, Inc. (Class A)* ............................     52,894
    2,200    U.S. West Media Group* ..........................................     48,537
                                                                              -------------
                                                                                  151,068
                                                                              -------------
             Brokerage (0.2%)
    1,000    Schwab (Charles) Corp.  .........................................     46,812
                                                                              -------------
             Building Materials (0.7%)
      600    Armstrong World Industries, Inc.  ...............................     44,287
    1,000    Masco Corp.  ....................................................     46,875
    1,000    Owens-Corning ...................................................     42,062
    1,300    Sherwin-Williams Co.  ...........................................     41,681
                                                                              -------------
                                                                                  174,905
                                                                              -------------
             Business Services (0.2%)
    1,200    Cognizant Corp.  ................................................     51,150
                                                                              -------------
             Chemicals (1.5%)
      550    Air Products & Chemicals, Inc.  .................................     48,503
      450    Dow Chemical Co.  ...............................................     42,750
      700    Du Pont (E.I.) De Nemours & Co., Inc.  ..........................     46,856
      750    Eastman Chemical Co.  ...........................................     45,375
      900    Monsanto Co.  ...................................................     44,831
      800    Praxair, Inc.  ..................................................     44,100
      450    Rohm & Haas Co.  ................................................     44,100
      750    Union Carbide Corp.  ............................................     41,531
                                                                              -------------
                                                                                  358,046
                                                                              -------------
             Chemicals - Diversified (0.9%)
    1,100    Avery Dennison Corp.  ...........................................     48,537
    1,800    Engelhard Corp.  ................................................     38,700
      550    FMC Corp.* ......................................................     47,162
      950    Goodrich (B.F.) Co.  ............................................     42,928
      700    PPG Industries, Inc.  ...........................................     44,800
                                                                              -------------
                                                                                  222,127
                                                                              -------------
             Chemicals - Specialty (1.5%)
    1,000    Ecolab, Inc.  ...................................................     46,687
      750    Grace (W. R.) & Co.  ............................................     46,125
      850    Great Lakes Chemical Corp.  .....................................     42,553
      850    Hercules, Inc.  .................................................     45,156
      800    International Flavors & Fragrances Inc.  ........................     42,450
    1,300    Morton International, Inc.  .....................................     43,469
    1,050    Nalco Chemical Co.  .............................................     42,853
    1,200    Sigma-Aldrich Corp.  ............................................     41,250
                                                                              -------------
                                                                                  350,543
                                                                              -------------
             Communications -
             Equipment/Manufacturers (1.2%)
    1,500    Andrew Corp.* ...................................................   $ 39,094
    1,650    DSC Communications Corp.* .......................................     48,572
    2,200    NextLevel Systems, Inc.* ........................................     43,862
      500    Northern Telecom Ltd. (Canada) ..................................     52,281
    2,300    Scientific-Atlanta, Inc.  .......................................     48,300
      800    Tellabs, Inc.* ..................................................     47,850
                                                                              -------------
                                                                                  279,959
                                                                              -------------
             Communications Equipment (0.6%)
      500    Harris Corp.  ...................................................     43,437
      600    Lucent Technologies Inc.  .......................................     50,962
      650    Motorola, Inc.  .................................................     52,203
                                                                              -------------
                                                                                  146,602
                                                                              -------------
             Computer Software & Services (3.0%)
      900    3Com Corp.* .....................................................     49,162
    1,200    Adobe Systems, Inc.  ............................................     44,850
    1,200    Autodesk, Inc.  .................................................     50,850
      900    Automatic Data Processing, Inc.  ................................     44,550
    1,650    Bay Networks, Inc.* .............................................     50,325
    1,400    Cabletron Systems, Inc.* ........................................     47,425
    1,000    Ceridian Corp.* .................................................     43,750
      650    Cisco Systems, Inc.* ............................................     51,634
      750    Computer Associates International, Inc.  ........................     51,047
      600    Computer Sciences Corp.* ........................................     48,862
      350    Microsoft Corp.* ................................................     49,459
       10    Netscape Communications Corp.* ..................................        380
    5,200    Novell, Inc.* ...................................................     39,325
      950    Oracle Corp.* ...................................................     51,597
      900    Parametric Technology Corp.* ....................................     44,100
    5,800    Unisys Corp.* ...................................................     55,825
                                                                              -------------
                                                                                  723,141
                                                                              -------------
             Computers - Peripheral Equipment (0.4%)
    1,050    EMC Corp.* ......................................................     53,025
    1,000    Seagate Technology, Inc.* .......................................     41,062
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Computers - Systems (2.5%)
    4,400    Amdahl Corp.* ...................................................     51,975
    2,500    Apple Computer, Inc.* ...........................................     43,594
      950    COMPAQ Computer Corp.* ..........................................     54,269
    1,750    Data General Corp.* .............................................     52,828
      600    Dell Computer Corp.* ............................................     51,300
    1,100    Digital Equipment Corp.* ........................................     45,306
      700    Hewlett-Packard Co.  ............................................     49,044

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      66

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      500    International Business Machines Corp.  ..........................   $ 52,875
      800    Shared Medical Systems Corp.  ...................................     43,100
    2,150    Silicon Graphics, Inc.* .........................................     53,750
    1,150    Sun Microsystems, Inc.* .........................................     52,541
    1,700    Tandem Computers Inc.* ..........................................     49,937
                                                                              -------------
                                                                                  600,519
                                                                              -------------
             Containers - Metal & Glass (0.4%)
    1,400    Ball Corp.  .....................................................     41,650
      900    Crown Cork & Seal Co., Inc.  ....................................     45,506
                                                                              -------------
                                                                                   87,156
                                                                              -------------
             Containers - Paper (0.7%)
      900    Bemis Company, Inc.  ............................................     41,344
    3,200    Stone Container Corp.  ..........................................     53,200
      600    Temple-Inland, Inc.  ............................................     40,387
      700    Union Camp Corp.  ...............................................     40,994
                                                                              -------------
                                                                                  175,925
                                                                              -------------
             Cosmetics (0.6%)
    1,600    Alberto-Culver Co. (Class B) ....................................     44,900
      600    Avon Products, Inc.  ............................................     43,537
      450    Gillette Co.  ...................................................     44,550
                                                                              -------------
                                                                                  132,987
                                                                              -------------
             Data Processing (0.4%)
    1,200    Equifax, Inc.  ..................................................     40,725
    1,000    First Data Corp.  ...............................................     43,625
                                                                              -------------
                                                                                   84,350
                                                                              -------------
             Distributors - Consumer Products (0.7%)
      700    Cardinal Health, Inc.  ..........................................     43,575
    2,400    Fleming Companies., Inc.  .......................................     38,250
    1,300    Supervalu, Inc.  ................................................     52,650
    1,150    Sysco Corp.  ....................................................     42,909
                                                                              -------------
                                                                                  177,384
                                                                              -------------
             Electrical Equipment (1.8%)
    1,000    AMP, Inc.  ......................................................     52,250
      700    Emerson Electric Co.  ...........................................     41,300
      700    General Electric Co.  ...........................................     49,131
      950    General Signal Corp.  ...........................................     46,728
      550    Honeywell, Inc.  ................................................     41,078
      550    Raychem Corp.  ..................................................     53,350
      700    Rockwell International Corp.  ...................................     45,937
      800    Thomas & Betts Corp.  ...........................................     45,700
    1,950    Westinghouse Electric Corp.  ....................................     46,922
                                                                              -------------
                                                                                  422,396
                                                                              -------------
             Electronic Components (0.2%)
      500    Grainger (W.W.), Inc.  ..........................................   $ 48,000
                                                                              -------------
             Electronics - Defense (0.2%)
      850    Raytheon Co.  ...................................................     47,494
                                                                              -------------
             Electronics - Instrumentation (0.6%)
    2,200    EG & G, Inc.  ...................................................     45,100
      550    Perkin-Elmer Corp.  .............................................     44,894
      750    Tektronix, Inc.  ................................................     46,312
                                                                              -------------
                                                                                  136,306
                                                                              -------------
             Electronics - Semiconductors (1.2%)
    1,300    Advanced Micro Devices, Inc.* ...................................     45,581
      500    Intel Corp.  ....................................................     45,875
    1,500    LSI Logic Corp.* ................................................     47,344
    1,150    Micron Technology, Inc.  ........................................     55,991
    1,500    National Semiconductor Corp.* ...................................     47,250
      450    Texas Instruments, Inc.  ........................................     51,750
                                                                              -------------
                                                                                  293,791
                                                                              -------------
             Engineering & Construction (0.6%)
      700    Fluor Corp.  ....................................................     43,050
      950    Foster Wheeler Corp.  ...........................................     42,156
    1,700    McDermott International, Inc.  ..................................     51,956
                                                                              -------------
                                                                                  137,162
                                                                              -------------
             Entertainment (0.7%)
    1,100    King World Productions, Inc.* ...................................     44,412
      850    Time Warner, Inc.  ..............................................     46,378
    1,400    Viacom, Inc. (Class B)* .........................................     43,225
      500    Walt Disney Co.  ................................................     40,406
                                                                              -------------
                                                                                  174,421
                                                                              -------------
             Entertainment, Gaming & Lodging (0.2%)
    2,400    Harrah's Entertainment, Inc.* ...................................     49,200
                                                                              -------------
             Finance - Consumer (1.0%)
      600    Beneficial Corp.  ...............................................     43,500
    1,400    Countrywide Credit Industries, Inc.  ............................     49,350
    1,100    Green Tree Financial Corp.  .....................................     51,837
      400    Household International, Inc.  ..................................     51,800
    1,150    MBNA Corp.  .....................................................     51,750
                                                                              -------------
                                                                                  248,237
                                                                              -------------
             Finance - Diversified (1.8%)
      600    American Express Co.  ...........................................     50,250
      950    American General Corp.  .........................................     50,587
      900    Fannie Mae ......................................................     42,581
    1,200    Freddie Mac .....................................................     43,275
      400    MBIA Inc.  ......................................................     47,200

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      67

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      900    MGIC Investment Corp.  ..........................................   $ 47,306
    1,050    Morgan Stanley, Dean Witter, Discover & Co. (Note 3) ............     54,928
      700    SunAmerica, Inc.  ...............................................     42,350
      500    Transamerica Corp.  .............................................     50,437
                                                                              -------------
                                                                                  428,914
                                                                              -------------
             Foods (2.4%)
    2,100    Archer-Daniels-Midland Co.  .....................................     47,250
      800    Campbell Soup Co.  ..............................................     41,500
      700    ConAgra, Inc.  ..................................................     49,219
      500    CPC International, Inc.  ........................................     47,969
      600    General Mills, Inc.  ............................................     41,475
      900    Heinz (H.J.) Co.  ...............................................     41,569
      750    Hershey Foods Corp.  ............................................     41,437
      500    Kellogg Co.  ....................................................     45,937
      900    Quaker Oats Company (The) .......................................     46,069
      500    Ralston-Ralston Purina Group ....................................     45,125
      900    Sara Lee Corp.  .................................................     39,431
      200    Unilever NV (ADR)(Netherlands) ..................................     43,600
      600    Wrigley (Wm.) Jr. Co. (Class A) .................................     46,162
                                                                              -------------
                                                                                  576,743
                                                                              -------------
             Hardware & Tools (0.4%)
    1,200    Black & Decker Corp.  ...........................................     50,550
    1,100    Stanley Works ...................................................     49,844
                                                                              -------------
                                                                                  100,394
                                                                              -------------
             Healthcare - Diversified (1.6%)
      650    Abbott Laboratories .............................................     42,534
    1,400    Allergan, Inc.  .................................................     44,712
      600    American Home Products Corp.  ...................................     49,462
      600    Bristol-Myers Squibb Co.  .......................................     47,062
    1,800    Healthsouth Corp.* ..............................................     47,700
      700    Johnson & Johnson ...............................................     43,619
    1,300    Mallinckrodt Group, Inc.  .......................................     45,500
      380    Warner-Lambert Co.  .............................................     53,081
                                                                              -------------
                                                                                  373,670
                                                                              -------------
             Healthcare - Drugs (1.0%)
      450    Lilly (Eli) & Co.  ..............................................     50,850
      450    Merck & Co., Inc.  ..............................................     46,772
      800    Pfizer, Inc.  ...................................................     47,700
    1,200    Pharmacia & Upjohn, Inc.  .......................................     45,300
    1,000    Schering-Plough Corp.  ..........................................     54,562
                                                                              -------------
                                                                                  245,184
                                                                              -------------
             Healthcare - Miscellaneous (0.4%)
    2,900    Beverly Enterprises, Inc.* ......................................   $ 44,587
    1,500    Manor Care, Inc.  ...............................................     49,500
                                                                              -------------
                                                                                   94,087
                                                                              -------------
             Healthcare HMOs (0.4%)
    1,950    Humana, Inc.* ...................................................     47,531
      850    United Healthcare Corp.  ........................................     48,450
                                                                              -------------
                                                                                   95,981
                                                                              -------------
             Healthcare Services (0.2%)
    1,450    Alza Corp.* .....................................................     46,853
                                                                              -------------
             Home Building (0.8%)
      950    Centex Corp.  ...................................................     52,962
    1,450    Fleetwood Enterprises, Inc.  ....................................     47,034
    2,450    Kaufman & Broad Home Corp.  .....................................     52,369
    1,200    Pulte Corp.  ....................................................     48,975
                                                                              -------------
                                                                                  201,340
                                                                              -------------
             Hospital Management (0.4%)
    1,300    Columbia/HCA Healthcare Corp.  ..................................     41,925
    1,600    Tenet Healthcare Corp.* .........................................     47,900
                                                                              -------------
                                                                                   89,825
                                                                              -------------
             Hotels/Motels (0.8%)
      700    HFS, Inc.* ......................................................     40,775
    1,400    Hilton Hotels Corp.  ............................................     44,012
      750    ITT Corp.* ......................................................     47,953
      750    Marriot International, Inc.  ....................................     51,562
                                                                              -------------
                                                                                  184,302
                                                                              -------------
             Household Furnishings & Appliances (0.4%)
    1,800    Maytag Corp.  ...................................................     52,537
      900    Whirlpool Corp.  ................................................     45,000
                                                                              -------------
                                                                                   97,537
                                                                              -------------
             Household Products (0.8%)
      340    Clorox Co.  .....................................................     47,472
      700    Colgate-Palmolive Co.  ..........................................     53,025
      900    Kimberly-Clark Corp.  ...........................................     45,619
      300    Procter & Gamble Co.  ...........................................     45,637
                                                                              -------------
                                                                                  191,753
                                                                              -------------
             Housewares (0.6%)
    1,200    Newell Co.  .....................................................     50,325
    1,600    Rubbermaid, Inc.  ...............................................     41,700
    1,300    Tupperware Corp.  ...............................................     45,175
                                                                              -------------
                                                                                  137,200
                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      68

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Insurance Brokers (0.4%)
      825    Aon Corp.  ......................................................   $ 46,200
      700    Marsh & McLennan Cos., Inc.  ....................................     54,206
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Investment Banking/Brokerage (0.4%)
      750    Merrill Lynch & Co., Inc.  ......................................     52,828
      750    Salomon, Inc.  ..................................................     47,578
                                                                              -------------
                                                                                  100,406
                                                                              -------------
             Leisure Time (0.2%)
    1,350    Brunswick Corp.  ................................................     43,537
                                                                              -------------
             Life Insurance (1.2%)
      450    Aetna Inc.  .....................................................     51,272
    1,000    Conseco, Inc.  ..................................................     40,750
      600    Jefferson-Pilot Corp.  ..........................................     42,637
    1,100    Providian Financial Corp.* ......................................     43,106
      650    Torchmark Corp.  ................................................     51,756
    1,100    UNUM Corp.  .....................................................     48,950
                                                                              -------------
                                                                                  278,471
                                                                              -------------
             Machine Tools (0.2%)
    2,100    Giddings & Lewis, Inc.  .........................................     43,706
                                                                              -------------
             Machinery - Diversified (2.3%)
      800    Briggs & Stratton Corp.  ........................................     40,550
      650    Case Corp.  .....................................................     40,584
      900    Caterpillar, Inc.  ..............................................     50,400
    1,700    Cincinnati Milacron, Inc.  ......................................     47,600
      800    Cooper Industries, Inc.  ........................................     44,450
      800    Deere & Co.  ....................................................     45,500
      700    Dover Corp.  ....................................................     49,962
    1,100    Harnischfeger Industries, Inc.  .................................     47,437
      750    Ingersoll-Rand Co.  .............................................     51,047
      650    NACCO Industries, Inc. (Class A) ................................     45,094
    1,200    Thermo Electron Corp.* ..........................................     41,025
    1,400    Timken Co.  .....................................................     49,262
                                                                              -------------
                                                                                  552,911
                                                                              -------------
             Manufacturing - Diversified (3.2%)
      950    Aeroquip-Vickers, Inc.  .........................................     52,072
      500    AlliedSignal, Inc.  .............................................     46,125
      850    Corning, Inc.  ..................................................     52,541
    1,150    Crane Co.  ......................................................     52,253
      550    Eaton Corp.  ....................................................     49,672
      900    Illinois Tool Works, Inc.  ......................................     46,688
      900    Johnson Controls, Inc.  .........................................     40,331
      900    Millipore Corp.  ................................................     39,769
      450    Minnesota Mining & Manufacturing Co.  ...........................     42,638
      900    National Service Industries, Inc.  ..............................   $ 44,381
    1,700    Pall Corp.  .....................................................     42,713
      800    Parker-Hannifin Corp.  ..........................................     51,500
    1,000    Tenneco, Inc.  ..................................................     46,625
      700    Textron Inc.  ...................................................     49,044
      650    Tyco International Ltd. .........................................     52,650
      500    United Technologies Corp.  ......................................     42,281
                                                                              -------------
                                                                                  751,283
                                                                              -------------
             Medical Products & Supplies (2.0%)
    1,300    Bard (C.R.), Inc.  ..............................................     48,913
    1,000    Bausch & Lomb, Inc.  ............................................     42,563
      800    Baxter International, Inc.  .....................................     46,250
      800    Becton, Dickinson & Co.  ........................................     42,900
    2,500    Biomet, Inc.  ...................................................     49,844
      700    Boston Scientific Corp.* ........................................     50,225
      600    Guidant Corp.  ..................................................     54,750
      500    Medtronic, Inc.  ................................................     43,625
    1,200    St. Jude Medical, Inc.* .........................................     48,975
    1,200    United States Surgical Corp.  ...................................     44,550
                                                                              -------------
                                                                                  472,595
                                                                              -------------
             Metals & Mining (1.5%)
    1,350    ASARCO, Inc.  ...................................................     45,900
    2,000    Barrick Gold Corp. (Canada) .....................................     45,625
    7,300    Battle Mountain Gold Co.  .......................................     40,606
    1,850    Cyprus Amax Minerals Co.  .......................................     46,944
    7,800    Echo Bay Mines Ltd. (Canada) ....................................     39,000
    2,900    Homestake Mining Co.  ...........................................     40,056
    1,300    Newmont Mining Corp.  ...........................................     53,625
    2,600    Placer Dome Inc. (Canada) .......................................     44,200
                                                                              -------------
                                                                                  355,956
                                                                              -------------
             Metals - Miscellaneous (0.5%)
    1,400    Freeport-McMoran Copper & Gold, Inc. (Class B) ..................     40,950
    1,400    Inco Ltd. (Canada) ..............................................     43,313
      500    Phelps Dodge Corp.  .............................................     42,531
                                                                              -------------
                                                                                  126,794
                                                                              -------------
             Miscellaneous (0.4%)
    1,350    American Greetings Corp. (Class A) ..............................     45,056
    1,800    Jostens, Inc.  ..................................................     46,468
                                                                              -------------
                                                                                   91,524
                                                                              -------------
             Multi-Line Insurance (1.2%)
      450    American International Group, Inc. ..............................     47,925
      250    CIGNA Corp.  ....................................................     49,875
      550    Hartford Financial Services Group, Inc. .........................     47,919

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      69

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      650    Lincoln National Corp.  .........................................   $ 46,231
      400    Loews Corp.  ....................................................     43,250
      700    Travelers Group, Inc.  ..........................................     50,356
                                                                              -------------
                                                                                  285,556
                                                                              -------------
             Natural Gas (0.3%)
      600    Anardarko Petroleum Corp.  ......................................     41,925
    1,100    Apache Corp.  ...................................................     38,775
                                                                              -------------
                                                                                   80,700
                                                                              -------------
             Office Equipment & Supplies (0.6%)
    1,600    Ikon Office Solutions, Inc.  ....................................     46,700
    2,100    Moore Corp. Ltd. (Canada) .......................................     45,544
      600    Pitney Bowes, Inc.  .............................................     45,075
                                                                              -------------
                                                                                  137,319
                                                                              -------------
             Oil & Gas Drilling (1.5%)
      950    Baker Hughes, Inc.  .............................................     41,859
    1,250    Dresser Industries, Inc.  .......................................     52,188
    1,100    Halliburton Co.  ................................................     50,600
      700    Helmerich & Payne, Inc.  ........................................     47,119
    1,600    Rowan Cos., Inc.* ...............................................     52,600
      700    Schlumberger, Ltd. ..............................................     53,463
      600    Western Atlas, Inc.* ............................................     47,738
                                                                              -------------
                                                                                  345,567
                                                                              -------------
             Oil & Gas Exploration (0.9%)
      900    Burlington Resources, Inc.  .....................................     42,525
      650    Kerr-McGee Corp.  ...............................................     40,706
      680    Louisiana Land & Exploration Co. ................................     48,025
    1,700    Oryx Energy Co.* ................................................     41,969
    1,600    Union Pacific Resources Group, Inc. .............................     39,500
                                                                              -------------
                                                                                  212,725
                                                                              -------------
             Oil - Domestic Integrated (1.5%)
      750    Amerada Hess Corp.  .............................................     44,109
      900    Ashland, Inc.  ..................................................     47,826
    1,700    Occidental Petroleum Corp.  .....................................     42,606
      650    Pennzoil Co.  ...................................................     50,781
    1,000    Phillips Petroleum Co.  .........................................     46,063
    1,300    Sun Co., Inc.  ..................................................     46,556
    1,050    Unocal Corp.  ...................................................     42,000
    1,450    USX-Marathon Group ..............................................     46,672
                                                                              -------------
                                                                                  366,613
                                                                              -------------
             Oil - International Integrated (1.3%)
      450    Amoco Corp.  ....................................................     42,300
      600    Atlantic Richfield Co.  .........................................     44,888
      550    Chevron Corp.  ..................................................     43,519
      700    Exxon Corp.  ....................................................     44,975
      600    Mobil Corp.  ....................................................     45,900
      800    Royal Dutch Petroleum Co. (Netherlands) .........................   $ 44,750
      350    Texaco, Inc.  ...................................................     40,622
                                                                              -------------
                                                                                  306,954
                                                                              -------------
             Paper & Forest Products (2.1%)
    1,200    Boise Cascade Corp.  ............................................     44,475
      800    Champion International Corp.  ...................................     49,600
      500    Georgia-Pacific Corp.  ..........................................     47,219
      900    International Paper Co.  ........................................     50,400
    1,100    James River Corp. of Virginia ...................................     45,306
    1,800    Louisiana-Pacific Corp.  ........................................     41,288
      600    Mead Corp.  .....................................................     43,200
      900    Potlatch Corp.  .................................................     43,031
    1,200    Westvaco Corp.  .................................................     40,125
      800    Weyerhaeuser Co.  ...............................................     49,800
      550    Willamette Industries, Inc.  ....................................     41,903
                                                                              -------------
                                                                                  496,347
                                                                              -------------
             Photography/Imaging (0.6%)
      700    Eastman Kodak Co.  ..............................................     46,900
      850    Polaroid Corp.  .................................................     50,575
      650    Xerox Corp.  ....................................................     53,463
                                                                              -------------
                                                                                  150,938
                                                                              -------------
             Pollution Control (0.2%)
    1,300    Waste Management Inc.  ..........................................     41,600
                                                                              -------------
             Property - Casualty Insurance (1.2%)
      600    Allstate Corp.  .................................................     47,400
      700    Chubb Corp.  ....................................................     49,350
      250    General Re Corp.  ...............................................     52,219
      900    Safeco Corp.  ...................................................     43,088
      600    St. Paul Companies, Inc.  .......................................     47,063
    1,800    USF&G Corp.  ....................................................     44,213
                                                                              -------------
                                                                                  283,333
                                                                              -------------
             Publishing (0.9%)
      950    Dow Jones & Co., Inc.  ..........................................     41,028
    1,500    Dun & Bradstreet Corp.  .........................................     40,500
      700    McGraw-Hill, Inc.  ..............................................     47,469
    1,600    Meredith Corp.  .................................................     44,300
      750    Times Mirror Co. (Class A) ......................................     40,969
                                                                              -------------
                                                                                  214,266
                                                                              -------------
             Publishing -Newspaper (0.8%)
      450    Gannett Co., Inc.  ..............................................     44,691
      900    Knight-Ridder Newspapers, Inc.  .................................     44,719
     950     New York Times Co. (Class A) ....................................     47,738
     950     Tribune Co.  ....................................................     50,291
                                                                              -------------
                                                                                  187,439
                                                                              -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      70

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Railroads (0.8%)
      450    Burlington Northern Santa Fe Corp.  .............................   $ 43,453
      750    CSX Corp.  ......................................................     46,313
      450    Norfolk Southern Corp.  .........................................     49,838
      550    Union Pacific Corp.  ............................................     39,428
                                                                              -------------
                                                                                  179,032
                                                                              -------------
             Restaurants (0.6%)
    5,000    Darden Restaurants, Inc.  .......................................     47,813
      750    McDonald's Corp.  ...............................................     40,313
    1,750    Wendy's International, Inc.  ....................................     42,766
                                                                              -------------
                                                                                  130,892
                                                                              -------------
             Retail - Department Stores (1.4%)
    1,200    Dillard Department Stores, Inc. (Class A) .......................     45,375
    1,200    Federated Department Stores, Inc.* ..............................     52,575
      850    Harcourt General, Inc.  .........................................     40,163
      850    May Department Stores Co.  ......................................     47,494
      750    Mercantile Stores Co., Inc.  ....................................     50,391
      900    Nordstrom, Inc.  ................................................     50,963
      800    Penney (J.C.) Co., Inc.  ........................................     46,800
                                                                              -------------
                                                                                  333,761
                                                                              -------------
             Retail - Drug Stores (0.8%)
      850    CVS Corp.  ......................................................     48,344
    1,500    Longs Drug Stores Corp.  ........................................     40,406
      900    Rite Aid Corp.  .................................................     46,744
      900    Walgreen Co.  ...................................................     50,850
                                                                              -------------
                                                                                  186,344
                                                                              -------------
             Retail - Food Chains (1.1%)
    1,150    Albertson's, Inc.  ..............................................     42,622
    1,600    American Stores Co.  ............................................     40,400
    1,400    Giant Food, Inc. (Class A) ......................................     46,988
    1,600    Great Atlantic & Pacific Tea Co., Inc.  .........................     43,900
    1,400    Kroger Co.* .....................................................     41,388
    1,250    Winn-Dixie Stores, Inc.  ........................................     45,781
                                                                              -------------
                                                                                  261,079
                                                                              -------------
             Retail - General Merchandise (1.1%)
    1,400    Costco Companies Inc.* ..........................................     53,025
      800    Dayton-Hudson Corp.  ............................................     51,700
    4,000    Kmart Corp.* ....................................................     47,500
      800    Sears, Roebuck & Co.  ...........................................     50,650
    1,400    Wal-Mart Stores, Inc.  ..........................................     52,588
                                                                              -------------
                                                                                  255,463
                                                                              -------------
             Retail - Specialty (1.6%)
    1,600    AutoZone, Inc.* .................................................   $ 45,800
    1,200    Circuit City Stores, Inc.  ......................................     43,500
    1,050    Home Depot, Inc.  ...............................................     52,369
    1,100    Lowe's Companies, Inc.  .........................................     41,388
    1,300    Pep Boys-Manny, Moe & Jack ......................................     43,225
      800    Tandy Corp.  ....................................................     47,550
    1,450    Toys 'R' Us, Inc.* ..............................................     49,391
    1,800    Woolworth Corp.* ................................................     50,963
                                                                              -------------
                                                                                  374,186
                                                                              -------------
             Retail - Specialty Apparel (0.8%)
    6,700    Charming Shoppes, Inc.* .........................................     39,363
    1,200    Gap, Inc.  ......................................................     53,325
    2,200    Limited (The), Inc.  ............................................     49,088
    1,700    TJX Companies, Inc.  ............................................     50,788
                                                                              -------------
                                                                                  192,564
                                                                              -------------
             Savings & Loan Companies (0.4%)
    1,000    Ahmanson (H.F.) & Co.  ..........................................     53,188
      600    Golden West Financial Corp.  ....................................     50,475
                                                                              -------------
                                                                                  103,663
                                                                              -------------
             Semiconductor Equipment (0.2%)
      550    Applied Materials, Inc.* ........................................     50,497
                                                                              -------------
             Shoes (0.6%)
      700    Nike, Inc. (Class B) ............................................     43,619
      900    Reebok International Ltd. .......................................     46,463
    3,200    Stride Rite Corp.  ..............................................     43,400
                                                                              -------------
                                                                                  133,482
                                                                              -------------
             Specialized Services (1.0%)
    1,350    Block (H.&R.), Inc.  ............................................     51,722
    1,900    CUC International, Inc.* ........................................     46,788
    1,050    Interpublic Group of Companies, Inc.  ...........................     46,988
    2,550    Safety-Kleen Corp.  .............................................     44,784
    1,200    Service Corp. International .....................................     40,800
                                                                              -------------
                                                                                  231,082
                                                                              -------------
             Specialty Printing (0.6%)
    1,200    Deluxe Corp.  ...................................................     39,975
    1,200    Donnelley (R.R.) & Sons Co.  ....................................     48,225
    2,300    Harland (John H.) Co.  ..........................................     45,138
                                                                              -------------
                                                                                  133,338
                                                                              -------------
             Steel & Iron (1.3%)
    1,600    Allegheny Teledyne Inc.  ........................................     49,800
    7,400    Armco, Inc.* ....................................................     40,238
    4,000    Bethlehem Steel Corp.* ..........................................     45,000

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      71

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    1,800    Inland Steel Industries, Inc.  ..................................  $   41,288
      750    Nucor Corp.  ....................................................      46,547
    1,150    USX-U.S. Steel Group, Inc.  .....................................      42,047
    2,400    Worthington Industries, Inc.  ...................................      47,400
                                                                              -------------
                                                                                   312,320
                                                                              -------------
             Telecommunications -
             Long Distance (1.0%)
    1,300    AT&T Corp.  .....................................................      47,856
    2,300    Frontier Corp.  .................................................      47,438
    1,200    MCI Communications Corp.  .......................................      42,225
      850    Sprint Corp.  ...................................................      42,075
    1,500    WorldCom, Inc.* .................................................      52,406
                                                                              -------------
                                                                                   232,000
                                                                              -------------
             Telecommunications -Wireless (0.2%)
    1,500    Airtouch Communications, Inc.* ..................................      49,406
                                                                              -------------
             Textiles (0.9%)
    1,700    Fruit of the Loom, Inc. (Class A)* ..............................      46,538
      850    Liz Claiborne, Inc.  ............................................      40,694
    1,400    Russell Corp.  ..................................................      40,863
      900    Springs Industries, Inc. (Class A) ..............................      43,538
      550    VF Corp.  .......................................................      49,363
                                                                              -------------
                                                                                   220,996
                                                                              -------------
             Tobacco (0.6%)
    1,150    Fortune Brands, Inc.  ...........................................      40,753
    1,050    Philip Morris Companies, Inc.  ..................................      47,381
    1,500    UST, Inc.  ......................................................      43,594
                                                                              -------------
                                                                                   131,728
                                                                              -------------
             Toys (0.4%)
    1,600    Hasbro Inc.  ....................................................      49,100
    1,350    Mattel, Inc.  ...................................................      46,913
                                                                              -------------
                                                                                    96,013
                                                                              -------------
             Truckers (0.4%)
    1,300    Caliber System, Inc.  ...........................................      50,619
    1,250    Ryder System, Inc.  .............................................      44,766
                                                                              -------------
                                                                                    95,385
                                                                              -------------
             Utilities - Electric (4.9%)
      900    American Electric Power Co., Inc. ...............................      40,275
    1,700    Baltimore Gas & Electric Co.  ...................................      47,281
    1,300    Carolina Power & Light Co.  .....................................      46,313
    2,300    Central & South West Corp.  .....................................      46,144
    1,200    CINergy Corp.  ..................................................      40,350
    1,400    Consolidated Edison Co. of New York, Inc.  ......................  $   44,275
    1,450    Detroit Edison Co.  .............................................      43,409
    1,300    Dominion Resources, Inc.  .......................................      47,775
    1,050    Duke Energy Corp.  ..............................................      53,222
    1,700    Edison International ............................................      42,925
    1,450    Entergy Corp.  ..................................................      39,603
    1,000    FPL Group, Inc.  ................................................      47,875
    1,200    General Public Utilities Corp.  .................................      41,625
    2,200    Houston Industries, Inc.  .......................................      46,063
    4,300    Niagara Mohawk Power Corp.* .....................................      40,044
      800    Northern States Power Co.  ......................................      41,100
    1,950    Ohio Edison Co.  ................................................      43,388
    2,050    PacifiCorp ......................................................      45,741
    2,100    PECO Energy Co.  ................................................      49,350
    1,700    PG & E Corp.  ...................................................      42,181
    2,300    PP&L Resources, Inc.  ...........................................      47,006
    1,900    Public Service Enterprise Group, Inc.  ..........................      47,025
    1,900    Southern Co.  ...................................................      41,681
    1,200    Texas Utilities Co.  ............................................      42,525
    2,100    Unicom Corp.  ...................................................      47,644
    1,200    Union Electric Co.  .............................................      46,200
                                                                              -------------
                                                                                 1,161,020
                                                                              -------------
             Utilities - Natural Gas (2.4%)
      800    Coastal Corp.  ..................................................      43,500
      600    Columbia Gas System, Inc.  ......................................      41,250
      700    Consolidated Natural Gas Co.  ...................................      40,513
    1,300    Eastern Enterprises .............................................      46,556
    1,200    Enron Corp.  ....................................................      45,525
    1,900    ENSERCH Corp.  ..................................................      42,275
    1,200    NICOR, Inc.  ....................................................      43,950
    2,800    NorAm Energy Corp.  .............................................      44,800
    1,250    ONEOK Inc.  .....................................................      43,750
    1,200    Pacific Enterprises .............................................      40,125
    1,100    Peoples Energy Corp.  ...........................................      42,213
      900    Sonat, Inc.  ....................................................      44,888
      900    Williams Cos., Inc.  ............................................      41,175
                                                                              -------------
                                                                                   560,520
                                                                              -------------
             Utilities - Telephone (1.4%)
    1,250    Alltel Corp.  ...................................................      41,094
      650    Ameritech Corp.  ................................................      43,834
      550    Bell Atlantic Corp.  ............................................      39,909
      850    BellSouth Corp.  ................................................      40,269
    1,000    GTE Corp.  ......................................................      46,500

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      72

DEAN WITTER RETIREMENT SERIES - VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
      700    NYNEX Corp.  .................................................... $    38,806
      750    SBC Communications, Inc.  .......................................      44,391
    1,100    U.S. West Communications Group, Inc. ............................      40,219
                                                                              -------------
                                                                                   335,022
                                                                              -------------
             Waste Management (0.4%)
    1,200    Browning-Ferris Industries, Inc.  ...............................      44,400
    2,900    Laidlaw Inc. (Class B)(Canada) ..................................      46,219
                                                                              -------------
                                                                                    90,619
                                                                              -------------
             TOTAL COMMON STOCKS (Identified Cost $14,805,322) ...............  23,156,111
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                      VALUE
-------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a)(2.9%)
             U.S. GOVERNMENT AGENCY
      $700   Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97
             (Amortized Cost $700,000) ....................................                $   700,000
                                                                                          ------------
TOTAL INVESTMENTS
(Identified cost $15,505,322)(b) .                                                 100.3%   23,856,111
LIABILITIES IN EXCESS OF
CASH AND OTHER ASSETS.............                                                  (0.3)      (76,376)
                                                                                   -----  ------------
NET ASSETS........................                                                 100.0%  $23,779,735
                                                                                   =====  ============

------------
ADR     American Depository Receipt.
*       Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,490,682 and the aggregate gross unrealized depreciation is $139,893, resulting in net unrealized appreciation of $8,350,789.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS (93.8%)
             ARGENTINA (0.7%)
             Banks
    1,700    Banco de Galicia y Buenos Aires S.A. de C.V. (Class B)(ADR)  ....$    53,337
                                                                              -----------
             Brewery
    2,000    Quilmes Industrial S.A. (ADR)  ..................................     23,000
                                                                              -----------
             Telecommunications
    1,000    Telecom Argentina Stet - France Telecom S.A. (Class B)(ADR)  ....     57,813
                                                                              -----------
             TOTAL ARGENTINA  ................................................    134,150
                                                                              -----------
             AUSTRALIA (1.0%)
             Business Services
    4,800    Mayne Nickless Ltd.  ............................................     27,735
                                                                              -----------
             Energy
    2,500    Woodside Petroleum Ltd.  ........................................     21,268
                                                                              -----------
             Financial Services
   24,000    Tyndall Australia Ltd.  .........................................     41,083
                                                                              -----------
             Foods & Beverages
   30,000    Goodman Fielder Ltd.  ...........................................     46,263
                                                                              -----------
             Metals & Mining
   20,155    M.I.M. Holdings Ltd.  ...........................................     28,022
   14,000    Pasminco Ltd.  ..................................................     27,000
                                                                              -----------
                                                                                   55,022
                                                                              -----------
             TOTAL AUSTRALIA  ................................................    191,371
                                                                              -----------
             BELGIUM (0.2%)
             Retail
    1,000    G.I.B. Holdings Ltd.  ...........................................     48,471
                                                                              -----------
             BRAZIL (2.3%)
             Banks
      600    Uniao de Bancos Brasileiros S.A. (GDR)*  ........................     24,150
                                                                              -----------
             Brewery
    4,500    Companhia Cervejaria Brahma -(ADR)  .............................     68,906
                                                                              -----------
             Steel & Iron
    2,000    Usinas Siderurgicas de Minas Gerais S.A. (ADR) -144A**  .........     23,700
    3,000    Usinas Siderurgicas de Minas Gerais S.A. (S Shares)(ADR)  .......     35,550
                                                                              -----------
                                                                                   59,250
                                                                              -----------
             Telecommunications
      600    Telecommunicacoes Brasileiras S.A. (ADR)  .......................$    89,025
                                                                              -----------
             Utilities - Electric
    2,000    Companhia Energetica de Minas Gerais S.A. (ADR)  ................    112,500
    5,000    Companhia Paranaense de Energia -Copel (Preference Shares)  .....     96,250
                                                                              -----------
                                                                                  208,750
                                                                              -----------
             TOTAL BRAZIL  ...................................................    450,081
                                                                              -----------
             CANADA (0.7%)
             Energy
    5,000    Ranger Oil Ltd.  ................................................     48,970
                                                                              -----------
             Retail - Department Stores
    4,000    Hudson's Bay Co.  ...............................................     89,669
                                                                              -----------
             TOTAL CANADA  ...................................................    138,639
                                                                              -----------
             CHILE (0.7%)
             Pharmaceuticals
    1,300    Laboratorio Chile S.A. (ADR)  ...................................     38,431
                                                                              -----------
             Retail
    3,000    Supermercados Unimarc S.A. (ADR)*  ..............................     51,938
                                                                              -----------
             Telecommunications
    1,487    Compania de Telecommunicaciones de Chile S.A. (ADR)  ............     48,978
                                                                              -----------
             TOTAL CHILE  ....................................................    139,347
                                                                              -----------
             CHINA (0.2%)
             Transportation
    1,000    China Southern Airlines Co. (ADR)  ..............................     31,000
                                                                              -----------
             DENMARK (0.9%)
             Pharmaceuticals
    1,000    Novo-Nordisk AS (Series B)  .....................................    105,361
                                                                              -----------
             Transportation
      700    Kobenhavns Lufthavne AS  ........................................     73,453
                                                                              -----------
             TOTAL DENMARK  ..................................................    178,814
                                                                              -----------
             FINLAND (0.7%)
             Manufacturing
      800    KCI Konecranes International  ...................................     32,104
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      74

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Paper Products
    3,200    UPM-Kymmene OY Corp.  ...........................................$    77,810
                                                                              -----------
             Pharmaceuticals
    1,000    Orion-yhtymae OY (B Shares)  ....................................     36,300
                                                                              -----------
             TOTAL FINLAND  ..................................................    146,214
                                                                              -----------
             FRANCE (3.6%)
             Automotive
    1,200    Michelin (B Shares)  ............................................     74,682
                                                                              -----------
             Computer Services
      400    Axime (Ex Segin)  ...............................................     44,599
                                                                              -----------
             Energy
      700    Elf Aquitaine S.A.  .............................................     79,855
                                                                              -----------
             Financial Services
      350    Credit Local de France  .........................................     34,675
                                                                              -----------
             Household Products
      740    Societe BIC S.A.  ...............................................     61,015
                                                                              -----------
             Insurance
    2,000    AXA-UAP  ........................................................    130,730
    1,400    Scor  ...........................................................     61,218
                                                                              -----------
                                                                                  191,948
                                                                              -----------
             Leisure
      600    Accor S.A.  .....................................................     90,230
                                                                              -----------
             Retail
       80    Carrefour Supermarche  ..........................................     54,022
                                                                              -----------
             Steel & Iron
    4,500    Usinor Sacilor  .................................................     89,673
                                                                              -----------
             TOTAL FRANCE  ...................................................    720,699
                                                                              -----------
             GERMANY (3.8%)
             Apparel
      400    Adidas AG  ......................................................     46,995
                                                                              -----------
             Automotive
       90    Bayerische Motoren Werke (BMW) AG  ..............................     73,332
      300    MAN AG  .........................................................     90,481
      250    Volkswagen AG  ..................................................    191,188
                                                                              -----------
                                                                                  355,001
                                                                              -----------
             Chemicals
    1,200    Bayer AG  .......................................................     50,519
      600    SGL Carbon AG  ..................................................     79,793
                                                                              -----------
                                                                                  130,312
                                                                              -----------
             Machinery - Diversified
      100    Mannesmann AG  ..................................................$    46,696
                                                                              -----------
             Pharmaceuticals
    1,000    Gehe AG  ........................................................     62,605
                                                                              -----------
             Telecommunications
      900    Siemens AG  .....................................................     62,709
                                                                              -----------
             Utilities - Electric
      700    VEBA AG  ........................................................     40,702
                                                                              -----------
             TOTAL GERMANY  ..................................................    745,020
                                                                              -----------
             HONG KONG (4.9%)
             Banking
   12,000    Guoco Group Ltd.  ...............................................     67,743
    3,140    HSBC Holdings PLC  ..............................................    109,521
                                                                              -----------
                                                                                  177,264
                                                                              -----------
             Conglomerates
   24,000    China Resources Enterprise Ltd.  ................................    119,984
   12,000    Citic Pacific Ltd.  .............................................     76,114
                                                                              -----------
                                                                                  196,098
                                                                              -----------
             Finance & Brokerage
   36,000    Peregrine Investments Holdings Ltd.  ............................     79,525
                                                                              -----------
             Real Estate
   10,000    Cheung Kong (Holdings) Ltd.  ....................................    111,097
   24,000    New World Development Co., Ltd. .................................    172,846
    6,000    Sun Hung Kai Properties Ltd.  ...................................     75,378
                                                                              -----------
                                                                                  359,321
                                                                              -----------
             Utilities
   36,600    Hong Kong & China Gas Co. Ltd. ..................................     79,431
                                                                              -----------
             Utilities - Electric
   13,000    China Light & Power Co. Ltd.  ...................................     74,564
                                                                              -----------
             TOTAL HONG KONG  ................................................    966,203
                                                                              -----------
             IRELAND (0.3%)
             Transportation
    2,000    Ryanair Holdings PLC (ADR)*  ....................................     56,250
                                                                              -----------
             ITALY (1.4%)
             Energy
    1,500    Ente Nazionale Idrocarburi SpA (ADR)  ...........................     88,219
                                                                              -----------
             Household Furnishings & Appliances
    3,000    Industrie Natuzzi SpA (ADR)  ....................................     82,688
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      75

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
------------------------------------------------------------------------------------------
             Telecommunications
   16,000    Telecom Italia SpA  .............................................$    101,703
                                                                              ------------
             TOTAL ITALY  ....................................................     272,610
                                                                              ------------
             JAPAN (19.5%)
             Automotive
    4,000    Honda Motor Co.  ................................................     133,626
    6,000    Suzuki Motor Co. Ltd.  ..........................................      72,887
                                                                              ------------
                                                                                   206,513
                                                                              ------------
             Banking
   14,000    Asahi Bank, Ltd.  ...............................................     104,876
    3,000    Bank of Tokyo-Mitsubishi, Ltd.  .................................      55,677
    9,000    Sakura Bank Ltd.  ...............................................      55,045
                                                                              ------------
                                                                                   215,598
                                                                              ------------
             Building & Construction
   12,000    Sekisui House Ltd.  .............................................     114,392
                                                                              ------------
             Business Services
    2,000    Secom Co.  ......................................................     146,280
                                                                              ------------
             Chemicals
    8,000    Kaneka Corp.  ...................................................      49,064
    6,000    Nippon Shokubai K.K. Co.  .......................................      41,859
    4,000    Shin-Etsu Chemical Co., Ltd.  ...................................     114,054
                                                                              ------------
                                                                                   204,977
                                                                              ------------
             Computers
    6,000    Fujitsu, Ltd.  ..................................................      88,072
                                                                              ------------
             Consumer Products
    4,000    Kao Corp.  ......................................................      60,064
                                                                              ------------
             Electronics
    6,000    Canon, Inc.  ....................................................     191,328
    9,000    Hitachi, Ltd.  ..................................................     101,738
    9,000    Hitachi Cable  ..................................................      81,238
    6,000    Matsushita Electric Industrial Co., Ltd.  .......................     125,021
    8,000    Sharp Corp.  ....................................................     102,581
    2,000    Sony Corp.  .....................................................     199,089
    2,000    TDK Corp.  ......................................................     172,094
                                                                              ------------
                                                                                   973,089
                                                                              ------------
             Electronics - Semiconductors/Components
    1,000    Rohm Co., Ltd.  .................................................     130,758
                                                                              ------------
             Financial Services
    6,000    Nomura Securities Co. Ltd.  .....................................      85,035
    2,000    Orix Corp.  .....................................................     161,296
                                                                              ------------
                                                                                   246,331
                                                                              ------------
             International Trade
   10,000    Mitsui & Co.  ...................................................$     95,326
                                                                              ------------
             Machine Tools
    7,000    Asahi Diamond Industries Co. Ltd.  ..............................      57,576
                                                                              ------------
             Machinery
   10,000    Minebea Co., Ltd.  ..............................................     118,947
   13,000    Mitsubishi Heavy Industries, Ltd. ...............................      91,572
                                                                              ------------
                                                                                   210,519
                                                                              ------------
             Pharmaceuticals
    5,000    Eisai Co. Ltd.  .................................................     103,762
    6,000    Fujisawa Pharmaceutical  ........................................      61,245
    2,000    Sankyo Co. Ltd.  ................................................      71,368
    2,000    Terumo Corp.  ...................................................      40,324
                                                                              ------------
                                                                                   276,699
                                                                              ------------
             Real Estate
    5,000    Mitsui Fudosan Co., Ltd.  .......................................      64,113
                                                                              ------------
             Restaurants
        5    Yoshinoya D & C Company Ltd.  ...................................      61,583
                                                                              ------------
             Retail
    2,000    Aoyama Trading Co., Ltd.  .......................................      59,895
    4,000    Izumiya Co. Ltd.  ...............................................      50,953
    2,000    Jusco Co.  ......................................................      55,677
                                                                              ------------
                                                                                   166,525
                                                                              ------------
             Steel & Iron
   40,000    NKK Corp.  ......................................................      72,887
                                                                              ------------
             Telecommunications
       10    DDI Corp.  ......................................................      68,669
       14    Nippon Telegraph & Telephone Corp.  .............................     141,724
                                                                              ------------
                                                                                   210,393
                                                                              ------------
             Textiles
   15,000    Teijin Ltd.  ....................................................      64,535
                                                                              ------------
             Transportation
       15    East Japan Railway Co.  .........................................      64,409
    6,000    Yamato Transport Co. Ltd.  ......................................      75,924
                                                                              ------------
                                                                                   140,333
                                                                              ------------
             Wholesale Distributor
    1,000    Softbank Corp.  .................................................      51,881
                                                                              ------------
             TOTAL JAPAN  ....................................................   3,858,444
                                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      76

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             MALAYSIA (2.2%)
             Banking
    8,000    Malayan Banking Berhad  .........................................$    75,959
   22,666    Public Bank Berhad  .............................................     32,540
      550    RHB Sakura Merchant Bankers Berhad  .............................        856
                                                                              -----------
                                                                                  109,355
                                                                              -----------
             Building & Construction
    9,000    United Engineers Malaysia Berhad  ...............................     62,894
                                                                              -----------
             Conglomerates
   10,000    Road Builder (M) Holdings Berhad  ...............................     41,777
                                                                              -----------
             Entertainment
   37,000    Magnum Corporation Berhad  ......................................     47,497
                                                                              -----------
             Financial Services
   12,000    Arab Malaysian Finance Berhad 7.5% due 5/25/02 (Loan Stock)  ....      4,147
                                                                              -----------
             Machinery
   10,000    UMW Holdings Berhad  ............................................     39,499
                                                                              -----------
             Natural Gas
   15,000    Petronas Gas Berhad  ............................................     52,697
                                                                              -----------
             Utilities - Electric
   20,000    Tenaga Nasional Berhad  .........................................     80,517
                                                                              -----------
             TOTAL MALAYSIA  .................................................    438,383
                                                                              -----------
             MEXICO (3.4%)
             Banking
   29,391    Grupo Financiero Banamex Accival S.A. de C.V. (B Shares)*  ......     90,414
                                                                              -----------
             Beverages
    2,700    Pepsi-Gemex S.A. de C.V. (GDR)  .................................     39,150
                                                                              -----------
             Brewery
             Grupo Modelo S.A. de C.V.
    6,000    (Series C)  .....................................................     55,794
                                                                              -----------
             Building Materials
   15,087    Cemex, S.A. de C.V. (B Shares)  .................................     86,840
                                                                              -----------
             Conglomerates
    1,707    DESC S.A. de C.V. (Series C)(ADR)  ..............................     62,732

    7,000    Grupo Carso S.A. de C.V. (Series A1)  ...........................     56,856
                                                                              -----------
                                                                                  119,588
                                                                              -----------
             Food Processing
    2,500    Grupo Industrial Maseca S.A. de C.V. (ADR)  .....................$    46,250
                                                                              -----------
             Paper & Forest Products
   14,000    Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)  ..............     68,048
                                                                              -----------
             Retail
    2,200    Grupo Elektra, S.A. de C.V. (GDR) ...............................     65,450
                                                                              -----------
             Telecommunications
    2,000    Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............    111,000
                                                                              -----------
             TOTAL MEXICO  ...................................................    682,534
                                                                              -----------
             NETHERLANDS (4.3%)
             Building Materials
      800    Hunter Douglas NV  ..............................................     37,205
                                                                              -----------
             Business & Public Services
      700    Randstad Holdings NV  ...........................................     74,946
                                                                              -----------
             Chemicals
      500    Akzo Nobel NV  ..................................................     77,462
                                                                              -----------
             Electronics
    2,000    Philips Electronics NV  .........................................    162,264
                                                                              -----------
             Food Processing
      200    Nutricia Verenigde Bedrijven NV  ................................     33,998
                                                                              -----------
             Furniture
    1,400    Ahrend Groep NV  ................................................     47,327
                                                                              -----------
             Insurance
      500    Aegon NV  .......................................................     37,958
      875    ING Groep NV  ...................................................     42,594
                                                                              -----------
                                                                                   80,552
                                                                              -----------
             Publishing
    2,900    Elsevier NV  ....................................................     51,118
                                                                              -----------
             Retail
      950    Gucci Group NV  .................................................     59,969
    2,700    Koninklijke Ahold NV  ...........................................     78,104
                                                                              -----------
                                                                                  138,073
                                                                              -----------
             Steel
    1,100    Koninklijke Hoogovens NV  .......................................     66,668
                                                                              -----------
             Transportation
    2,000    KLM Royal Dutch Air Lines NV  ...................................     71,377
                                                                              -----------
             TOTAL NETHERLANDS  ..............................................    840,990
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      77

DEAN WITTER RETIREMENT SERIES -GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             PERU (0.2%)
             Banking
    7,000    Banco Wiese (ADR)  ..............................................$    43,750
                                                                              -----------
             PHILIPPINES (0.1%)
             Telecommunications
      600    Philippine Long Distance Telephone Co. (ADR)  ...................     20,137
                                                                              -----------
             PORTUGAL (0.4%)
             Telecommunications
    1,100    Portugal Telecom S.A. (ADR)  ....................................     44,275
      500    Telecel-Comunicacaoes Pessoais, S.A.*  ..........................     39,155
                                                                              -----------
             TOTAL PORTUGAL  .................................................     83,430
                                                                              -----------
             SINGAPORE (1.6%)
             Banking
    4,500    Development Bank of Singapore, Ltd.  ............................     58,422
                                                                              -----------
             Beverages
    7,000    Fraser & Neave Ltd.  ............................................     47,580
                                                                              -----------
             Hospital Management
    6,000    Parkway Holdings Ltd.  ..........................................     27,529
                                                                              -----------
             Publishing
    4,000    Singapore Press Holdings Ltd.  ..................................     75,856
                                                                              -----------
             Transportation
    3,700    Singapore International Airlines  ...............................     34,706
                                                                              -----------
             Utilities - Telecommunications
   37,000    Singapore Telecommunications, Ltd.  .............................     70,167
                                                                              -----------
             TOTAL SINGAPORE  ................................................    314,260
                                                                              -----------
             SOUTH AFRICA (0.1%)
             Brewers
      700    South African Breweries Ltd. (ADR)  .............................     22,488
                                                                              -----------
             SOUTH KOREA (0.3%)
             Electronics
    1,700    Samsung Electronics Co. (GDR)(Non-voting) -144A**  ..............     51,510
                                                                              -----------
             SPAIN (1.7%)
             Banks
    3,300    Banco Bilbao Vizcaya  ...........................................     86,127
      200    Banco Popular Espanol S.A.  .....................................     44,307
                                                                              -----------
                                                                                  130,434
                                                                              -----------
             Natural Gas
      800    Gas Natural SDG S.A.  ...........................................$    39,132
                                                                              -----------
             Retail
    3,100    Centros Comerciales Pryca, S.A.  ................................     59,857
                                                                              -----------
             Telecommunications
      500    Telefonica de Espana S.A. (ADR)  ................................     39,375
                                                                              -----------
             Utilities - Electric
    2,800    Empresa Nacional de Electricidad S.A.  ..........................     57,669
                                                                              -----------
             TOTAL SPAIN  ....................................................    326,467
                                                                              -----------
             SWEDEN (1.4%)
             Automotive
    2,200    Scania AB (A Shares)  ...........................................     63,038
                                                                              -----------
             Machinery
    2,300    Kalmar Industries AB  ...........................................     38,563
                                                                              -----------
             Manufacturing
    1,200    Assa Abloy AB (Series B)  .......................................     26,276
                                                                              -----------
             Paper Products
    3,400    Stora Kopparbergs Aktiebolag (A Shares)  ........................     55,731
                                                                              -----------
             Telecommunications
    2,250    Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............    101,211
                                                                              -----------
             TOTAL SWEDEN  ...................................................    284,819
                                                                              -----------
             SWITZERLAND (1.7%)
             Engineering
       40    ABB AG-Bearer  ..................................................     56,890
                                                                              -----------
             Food Processing
       70    Nestle S.A.  ....................................................     88,901
                                                                              -----------
             Pharmaceuticals
       32    Novartis AG  ....................................................     51,399
       30    Novartis AG - Bearer  ...........................................     48,147
       10    Roche Holdings AG  ..............................................     96,790
                                                                              -----------
                                                                                  196,336
                                                                              -----------
             TOTAL SWITZERLAND  ..............................................    342,127
                                                                              -----------
             UNITED KINGDOM (10.4%)
             Aerospace
   11,453    Rolls-Royce PLC  ................................................     43,939
                                                                              -----------
             Aerospace & Defense
    3,978    British Aerospace PLC  ..........................................     86,970
    2,900    Smiths Industries PLC  ..........................................     38,274
                                                                              -----------
                                                                                  125,244
                                                                              -----------

                      SEE NOTES TO FINANCIAL STATEMENTS

                                      78

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Auto Parts - Original Equipment
   26,200    LucasVarity PLC  ................................................$    80,755
                                                                              -----------
             Banking
    3,600    Abbey National PLC  .............................................     49,460
    1,323    Barclays Bank, PLC  .............................................     27,872
    7,103    National Westminster Bank PLC  ..................................    100,849
                                                                              -----------
                                                                                  178,181
                                                                              -----------
             Beverages
    5,800    Bass PLC  .......................................................     79,306
                                                                              -----------
             Broadcast Media
    3,600    Flextech PLC*  ..................................................     38,807
                                                                              -----------
             Building & Construction
    5,893    Blue Circle Industries PLC  .....................................     39,999
                                                                              -----------
             Business Services
    3,400    Compass Group PLC  ..............................................     34,171
    3,000    Reuters Holdings PLC  ...........................................     32,315
                                                                              -----------
                                                                                   66,486
                                                                              -----------
             Computer Software & Services
    3,500    SEMA Group PLC  .................................................     80,622
                                                                              -----------
             Conglomerates
    8,300    BTR PLC  ........................................................     25,787
    9,302    Tomkins PLC  ....................................................     46,972
                                                                              -----------
                                                                                   72,759
                                                                              -----------
             Consumer Products
    3,000    Unilever PLC  ...................................................     86,910
                                                                              -----------
             Energy
   27,300    Shell Transport & Trading Co. PLC  ..............................    201,860
                                                                              -----------
             Food Processing
   10,000    Devro PLC  ......................................................     64,104
                                                                              -----------
             Household Products
    7,000    Reckitt & Colman PLC  ...........................................    108,912
                                                                              -----------
             Insurance
    4,200    Britannic Assurance PLC  ........................................     53,813
    5,700    Commercial Union PLC  ...........................................     64,061
   10,441    Royal & Sun Alliance Insurance Group PLC  .......................     85,761
                                                                              -----------
                                                                                  203,635
                                                                              -----------
             Leisure
    2,671    Granada Group PLC  ..............................................     36,785
                                                                              -----------
             Pharmaceuticals
    6,220    Glaxo Wellcome PLC  .............................................    131,652
                                                                              -----------
             Property - Casualty Insurance
       65    General Accident PLC  ...........................................$       980
                                                                              -----------
             Retail
    9,500    Sainsbury (J.) PLC  .............................................     66,195
                                                                              -----------
             Telecommunications
   10,000    British Telecommunications PLC  .................................     70,007
    9,602    Securicor PLC  ..................................................     43,607
   11,900    Vodafone Group PLC  .............................................     60,091
                                                                              -----------
                                                                                  173,705
                                                                              -----------
             Transportation
    7,811    British Airways PLC  ............................................     84,896
                                                                              -----------
             Utilities
    3,220    Thames Water PLC  ...............................................     42,392
                                                                              -----------
             Utilities -Electric
    6,500    National Power PLC  .............................................     57,546
                                                                              -----------
             TOTAL UNITED KINGDOM  ...........................................  2,065,670
                                                                              -----------
             UNITED STATES (25.1%)
             Aerospace & Defense
    1,040    Lockheed Martin Corp.  ..........................................    110,760
    6,130    Loral Space & Communications*  ..................................     95,781
                                                                              -----------
                                                                                  206,541
                                                                              -----------
             Aluminum
    1,240    Aluminum Co. of America  ........................................    109,740
                                                                              -----------
             Automotive
    2,940    Chrysler Corp.  .................................................    109,147
    2,870    Ford Motor Co.  .................................................    117,311
                                                                              -----------
                                                                                  226,458
                                                                              -----------
             Banks
    1,970    First Tennessee National Corp.  .................................    102,440
                                                                              -----------
             Beverages - Soft Drinks
    2,780    PepsiCo, Inc.  ..................................................    106,509
                                                                              -----------
             Biotechnology
    4,120    Biochem Pharma, Inc.*  ..........................................    118,450
                                                                              -----------
             Chemicals
    1,060    Dow Chemical Co.  ...............................................    100,700
    2,250    Monsanto Co.  ...................................................    112,078
    1,880    Praxair, Inc.  ..................................................    103,635
                                                                              -----------
                                                                                  316,413
                                                                              -----------
             Communications - Equipment & Software
    1,850    Cisco Systems, Inc.*  ...........................................    146,959
                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      79

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             Computer Software
    2,400    Oracle Systems Corp.*  ..........................................$   130,350
                                                                              -----------
             Computers
    3,360    Gateway 2000, Inc.*  ............................................    128,310
                                                                              -----------
             Computers - Peripheral Equipment
    1,900    Seagate Technology, Inc.*  ......................................     78,019
                                                                              -----------
             Computers - Systems
    1,760    Hewlett-Packard Co.  ............................................    123,310
    3,230    Sun Microsystems, Inc.*  ........................................    147,571
                                                                              -----------
                                                                                  270,881
                                                                              -----------
             Electrical Equipment
    1,260    Honeywell, Inc.  ................................................     94,106
                                                                              -----------
             Electronics - Defense
    1,590    General Motors Corp. (Class H)  .................................     96,096
                                                                              -----------
             Electronics - Semiconductors/Components
    1,300    Intel Corp.  ....................................................    119,275
                                                                              -----------
             Entertainment
    1,240    Walt Disney Productions  ........................................    100,207
                                                                              -----------
             Financial - Miscellaneous
    2,400    Ahmanson (H.F.) & Co.  ..........................................    127,650
    1,460    American Express Co.  ...........................................    122,275
    2,350    Fannie Mae  .....................................................    111,184
    1,400    Golden West Financial Corp.  ....................................    117,775
    1,770    Travelers Group, Inc.  ..........................................    127,329
                                                                              -----------
                                                                                  606,213
                                                                              -----------
             Foods
    1,450    General Mills, Inc.  ............................................    100,231
                                                                              -----------
             Household Furnishings & Appliances
    4,340    Maytag Corp.  ...................................................    126,674
    2,800    Sunbeam Corp.  ..................................................    109,550
                                                                              -----------
                                                                                  236,224
                                                                              -----------
             Household Products
    1,700    Colgate-Palmolive Co.  ..........................................    128,775
                                                                              -----------
             Medical Products & Supplies
    2,040    Baxter International, Inc.  .....................................    117,938
                                                                              -----------
             Medical Services
    2,000    HBO & Co.  ......................................................    154,500
                                                                              -----------
             Oil Integrated -International
    1,500    Atlantic Richfield Co.  .........................................$   112,219
    1,480    Chevron Corp.  ..................................................    117,105
    1,900    Exxon Corp.  ....................................................    122,075
    1,520    Mobil Corp.  ....................................................    116,280
                                                                              -----------
                                                                                  467,679
                                                                              -----------
             Pharmaceuticals
    1,580    Abbott Laboratories  ............................................    103,391
    1,480    American Home Products Corp.  ...................................    122,008
                                                                              -----------
                                                                                  225,399
                                                                              -----------
             Retail - Department Stores
    1,800    Sears, Roebuck & Co.  ...........................................    113,963
                                                                              -----------
             Retail - Specialty
    3,670    Bed Bath & Beyond, Inc.*  .......................................    121,110
                                                                              -----------
             Retail - Specialty Apparel
    2,680    Gap, Inc.  ......................................................    119,093
                                                                              -----------
             Semiconductor Equipment
    3,140    Teradyne, Inc.*  ................................................    146,795
                                                                              -----------
             Shoes
    1,440    Nike, Inc. (Class B)  ...........................................     89,730
                                                                              -----------
             TOTAL UNITED STATES  ............................................  4,978,404
                                                                              -----------
             TOTAL COMMON STOCKS
             (Identified Cost $15,100,950)  .................................. 18,572,282
                                                                              -----------

 PRINCIPAL
AMOUNT IN
THOUSANDS
-----------
             SHORT-TERM INVESTMENTS (a)(7.1%)
             U.S. GOVERNMENT AGENCIES
             Federal Farm Credit Bank
   $1,000     5.45% due 08/04/97  ............................................   999,546
      400    Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  .............................................   400,000
                                                                              ----------
             TOTAL SHORT-TERM INVESTMENTS
             (Amortized Cost $1,399,546)  .................................... 1,399,546
                                                                              ----------
TOTAL INVESTMENTS
(Identified Cost $16,500,496)(b)  .................................  100.9%   19,971,828
LIABILITIES IN EXCESS OF CASH
 AND OTHER ASSETS .................................................   (0.9)     (174,632)
                                                                   -------- ------------
NET ASSETS ........................................................  100.0%  $19,797,196
                                                                   ======== ============

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,806,319 and the aggregate gross unrealized depreciation is $334,987, resulting in net unrealized appreciation of $3,471,332.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                            IN                        UNREALIZED
   CONTRACTS TO          EXCHANGE        DELIVERY   APPRECIATION/
      RECEIVE              FOR             DATE     (DEPRECIATION)
------------------ ------------------- ----------  ---------------
$          64,633  ESP     10,034,338    08/01/97      $    50
$           1,472  MXN         11,571    08/01/97           (8)
DEM        69,082  $           37,698    08/04/97         (123)
NLG       142,403  $           69,027    08/04/97         (257)
yen     6,273,323  $           52,939    08/05/97          (18)
MYR       199,255  $           75,936    08/05/97         (259)
PTE     7,438,359  $           40,153    08/05/97         (119)
$          93,976  ESP     14,622,742    08/07/97         (139)
SGD        72,082  $           49,042    08/07/97          (47)
$          22,998  AUD         30,870    08/08/97          (77)
FRF       563,860  $           91,528    08/29/97         (546)
                                                       -------
Net unrealized depreciation......................      $(1,543)
                                                       =======

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - GLOBAL EQUITY PORTFOLIO
SUMMARY OF INVESTMENTS July 31, 1997

                                                 PERCENT OF
INDUSTRY                             VALUE       NET ASSETS
-----------------------------------------------------------
Aerospace ......................  $    43,939        0.2%
Aerospace & Defense ............      331,785        1.7
Aluminum .......................      109,740        0.6
Apparel ........................       46,995        0.2
Auto Parts-Original Equipment ..       80,755        0.4
Automotive .....................      925,692        4.7
Banking ........................      872,984        4.4
Banks ..........................      310,361        1.6
Beverages ......................      166,036        0.8
Beverages-Soft Drinks ..........      106,509        0.5
Biotechnology ..................      118,450        0.6
Brewers ........................       22,488        0.1
Brewery ........................      147,700        0.8
Broadcast Media ................       38,807        0.2
Building & Construction ........      217,285        1.1
Building Materials .............      124,045        0.6
Business & Public Services  ....       74,946        0.4
Business Services ..............      240,501        1.2
Chemicals ......................      729,164        3.7
Communications-Equipment &
 Software ......................      146,959        0.7
Computer Services ..............       44,599        0.2
Computer Software ..............      130,350        0.7
Computer Software & Services ...       80,622        0.4
Computers ......................      216,382        1.1
Computers-Peripheral Equipment .       78,019        0.4
Computers-Systems ..............      270,881        1.4
Conglomerates ..................      430,222        2.2
Consumer Products ..............      146,974        0.7
Electrical Equipment ...........       94,106        0.5
Electronics ....................    1,186,863        6.0
Electronics-Defense ............       96,096        0.5
Electronics-Semiconductors/
 Components ....................      250,033        1.3
Energy .........................      440,172        2.2
Engineering ....................       56,890        0.3
Entertainment ..................      147,704        0.8
Finance & Brokerage ............       79,525        0.4
Financial-Miscellaneous  .......      606,213        3.1
Financial Services .............      326,236        1.6
Food Processing ................      233,253        1.2
Foods ..........................      100,231        0.5
Foods & Beverages ..............       46,263        0.2
Furniture ......................       47,327        0.2
Hospital Management ............       27,529        0.1
Household Furnishings &
 Appliances ....................      318,912        1.6
Household Products .............  $   298,702        1.5%
Insurance ......................      476,135        2.4
International Trade ............       95,326        0.5
Leisure ........................      127,015        0.6
Machine Tools ..................       57,576        0.3
Machinery ......................      288,581        1.5
Machinery-Diversified ..........       46,696        0.2
Manufacturing ..................       58,380        0.3
Medical Products & Supplies  ...      117,938        0.6
Medical Services ...............      154,500        0.8
Metals & Mining ................       55,022        0.3
Natural Gas ....................       91,829        0.5
Oil Integrated-International ...      467,679        2.4
Paper & Forest Products ........       68,048        0.3
Paper Products .................      133,541        0.7
Pharmaceuticals ................    1,072,783        5.4
Property-Casualty Insurance ....          980        0.0
Publishing .....................      126,974        0.6
Real Estate ....................      423,434        2.1
Restaurants ....................       61,583        0.3
Retail .........................      650,531        3.3
Retail-Department Stores  ......      203,632        1.0
Retail-Specialty ...............      121,110        0.6
Retail-Specialty Apparel  ......      119,093        0.6
Semiconductor Equipment ........      146,795        0.7
Shoes ..........................       89,730        0.5
Steel ..........................       66,668        0.3
Steel & Iron ...................      221,810        1.1
Telecommunications .............    1,099,479        5.6
Textiles .......................       64,535        0.3
Transportation .................      492,015        2.5
U.S. Government Agencies  ......    1,399,546        7.1
Utilities ......................      121,823        0.6
Utilities-Electric .............      519,748        2.6
Utilities-Telecommunications ...       70,167        0.4
Wholesale Distributor ..........       51,881        0.3
                                 ------------- ------------
                                  $19,971,828      100.9%
                                 ============= ============

                                         PERCENT OF
TYPE OF INVESTMENT           VALUE       NET ASSETS
---------------------------------------------------
Common Stocks ..........  $18,572,282       93.8%
Short-Term Investments      1,399,546        7.1
                          -----------      -----
                          $19,971,828      100.9%
                          ===========      =====

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             COMMON AND PREFERRED STOCKS (58.4%)
             Aerospace & Defense (1.1%)
    3,905    Honeywell, Inc.  ................................................  $  291,655
                                                                              -------------
             Aluminum (0.5%)
    1,600    Aluminum Co. of America .........................................     141,600
                                                                              -------------
             Automotive (1.7%)
    8,000    Chrysler Corp. ..................................................     297,000
    3,500    Ford Motor Co.  .................................................     143,062
                                                                              -------------
                                                                                   440,062
                                                                              -------------
             Banks - Money Center (2.3%)
    4,500    Citicorp ........................................................     610,875
                                                                              -------------
             Banks - Regional (2.0%)
    1,940    Wells Fargo & Co. ...............................................     533,379
                                                                              -------------
             Beverages - Soft Drinks (0.5%)
    3,400    PepsiCo Inc.  ...................................................     130,262
                                                                              -------------
             Cable/Cellular (0.8%)
    9,400    U.S. West Media Group* ..........................................     207,387
                                                                              -------------
             Chemicals (2.6%)
    1,250    Dow Chemical Co. ................................................     118,750
   11,450    Monsanto Co.  ...................................................     570,353
                                                                              -------------
                                                                                   689,103
                                                                              -------------
             Communications - Equipment & Software (0.6%)
    1,840    Cisco Systems, Inc.*  ...........................................     146,165
                                                                              -------------
             Computer Software (1.6%)
    1,800    Microsoft Corp.* ................................................     254,362
    3,150    Oracle Corp.* ...................................................     171,084
                                                                              -------------
                                                                                   425,446
                                                                              -------------
             Computers (4.5%)
   10,400    Dell Computer Corp.*  ...........................................     889,200
    7,800    Gateway 2000, Inc.*  ............................................     297,862
                                                                              -------------
                                                                                 1,187,062
                                                                              -------------
             Computers - Peripheral Equipment (1.8%)
   11,250    Seagate Technology, Inc.* .......................................     461,953
                                                                              -------------
             Computers - Systems (3.7%)
    3,450    Diebold, Inc.  ..................................................     173,362
    9,500    Hewlett-Packard Co.  ............................................     665,594
    3,300    Sun Microsystems, Inc.* .........................................     150,769
                                                                              -------------
                                                                                   989,725
                                                                              -------------
             Consumer Products (1.8%)
   14,000    Tupperware Corp.  ...............................................     486,500
                                                                              -------------
             Electrical Equipment (2.4%)
    4,820    Emerson Electric Co. ............................................  $  284,380
    5,160    General Electric Co.  ...........................................     362,167
                                                                              -------------
                                                                                   646,547
                                                                              -------------
             Electronics -
             Semiconductors/Components (2.1%)
    6,000    Intel Corp. .....................................................     550,500
                                                                              -------------
             Entertainment/Gaming (0.7%)
    7,000    Circus Circus Enterprises, Inc.* ................................     175,437
                                                                              -------------
             Financial Services (2.0%)
    5,000    American Express Co. ............................................     418,750
    2,600    Fannie Mae ......................................................     123,013
                                                                              -------------
                                                                                   541,763
                                                                              -------------
             Foods (2.6%)
    2,860    Campbell Soup Co.  ..............................................     148,363
    7,900    General Mills, Inc.  ............................................     546,088
                                                                              -------------
                                                                                   694,451
                                                                              -------------
             Forest Products (2.4%)
   10,100    Champion International Corp. ....................................     626,200
                                                                              -------------
             Healthcare - HMOs (1.0%)
   11,200    Humana, Inc.*  ..................................................     273,000
                                                                              -------------
             Household Appliances (1.2%)
   11,000    Maytag Corp.  ...................................................     321,063
                                                                              -------------
             Insurance (0.1%)
             Aetna Inc. (Class C)
      172    (Conv. Pref.) $4.75  ............................................      17,329
                                                                              -------------
             Oil - International Integrated (5.8%)
    6,400    Atlantic Richfield Co.  .........................................     478,800
    2,070    Chevron Corp.  ..................................................     163,789
    2,800    Exxon Corp.  ....................................................     179,900
    7,200    Mobil Corp. .....................................................     550,800
    1,500    Texaco, Inc. ....................................................     174,094
                                                                              -------------
                                                                                 1,547,383
                                                                              -------------
             Pharmaceuticals (4.5%)
    1,800    Abbott Laboratories .............................................     117,788
    6,700    American Home Products Corp. ....................................     552,331
    8,450    Johnson & Johnson ...............................................     526,541
                                                                              -------------
                                                                                 1,196,660
                                                                              -------------
             Retail -Specialty (3.2%)
   10,000    Bed Bath & Beyond, Inc.*  .......................................     330,000
    2,400    Costco Companies Inc.* ..........................................      90,900

                       SEE NOTES TO FINANCIAL STATEMENTS

                                      83

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
    3,450    Home Depot, Inc.  ............................................... $   172,069
   14,250    Pier 1 Imports, Inc. ............................................     251,156
                                                                              -------------
                                                                                   844,125
                                                                              -------------
             Retail - Specialty Apparel (2.5%)
   14,600    Gap, Inc. .......................................................     648,788
                                                                              -------------
             Savings & Loans (0.5%)
    1,500    Golden West Financial Corp. .....................................     126,187
                                                                              -------------
             Shoes (0.7%)
    3,000    Nike, Inc. (Class B) ............................................     186,938
                                                                              -------------
             Steel (1.2%)
    4,300    Inland Steel Industries, Inc.  ..................................      98,631
    3,450    Nucor Corp. .....................................................     214,116
                                                                              -------------
                                                                                   312,747
                                                                              -------------
             TOTAL COMMON AND
             PREFERRED STOCKS
             (Identified Cost $10,314,161)  ..................................  15,450,292
                                                                              -------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS
-----------
             CORPORATE BONDS (3.7%)
             Automotive - Finance (0.1%)
   $   15    Ford Capital BV (Netherlands)
              9.375% due 05/15/01  ...........................................    16,545
                                                                              ------------
             Banks (0.9%)
      100    Bank One Corp
              9.875% due 03/01/09  ...........................................   124,417
      100    Central Fidelity Capital I Series -144A**
              6.75% due 04/15/27  ............................................   102,601
                                                                              ------------
                                                                                 227,018
                                                                              ------------
             Financial (0.4%)
      100    Money Store Inc. (The)
              8.375% due 04/15/04  ...........................................   105,497
                                                                              ------------
             Financial Services (0.4%)
      100    Centura Capital Trust I Series 144A**
              8.845% due 06/01/27  ...........................................   108,125
                                                                              ------------
             Insurance (0.4%)
      100    Vesta Capital Trust I -144A**
              8.525% due 01/15/27  ...........................................   108,250
                                                                              ------------
             Metals & Mining (0.4%)
      100    Placer Dome, Inc. (Canada)
              8.50% due 12/31/45  ............................................   102,750
                                                                              ------------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas Products (0.4%)
   $  100    Mitchell Energy & Development Corp.
              6.75% due 02/15/04  ............................................  $  99,420
                                                                              -------------
             Oil - Domestic (0.2%)
       50    Occidental Petroleum Corp.
              11.125% due 08/01/10  ..........................................     67,914
                                                                              -------------
             Steel (0.0%)
       10    Pohang Iron & Steel Co., Ltd. (South Korea)
              7.50% due 08/01/02  ............................................     10,336
                                                                              -------------
             Telecommunications (0.4%)
      100    Total Access Communication -144A** (Thailand)
              8.375% due 11/04/06  ...........................................     99,250
                                                                              -------------
             Utilities - Electric (0.1%)
       20    Long Island Lighting Co.
              6.25% due 07/15/01  ............................................     19,789
                                                                              -------------
             TOTAL CORPORATE BONDS
             (Identified Cost $919,525)  .....................................    964,894
                                                                              -------------
             U.S. GOVERNMENT OBLIGATIONS (16.0%)
      400    U.S. Treasury Bond
              6.50% due 11/15/26  ............................................    408,984
      315    U.S. Treasury Bond
              6.875% due 08/15/25  ...........................................    336,414
      150    U.S. Treasury Bond
              7.625% due 02/15/25  ...........................................    174,529
      550    U.S. Treasury Note
              5.125% due 11/30/98  ...........................................    546,364
      950    U.S. Treasury Note
              5.25% due 12/31/97  ............................................    949,269
      350    U.S. Treasury Note
              5.625% due 11/30/00  ...........................................    348,071
      450    U.S. Treasury Note
              5.75% due 08/15/03  ............................................    445,927
      100    U.S. Treasury Note
              5.875% due 11/30/01  ...........................................     99,956
       50    U.S. Treasury Note
              6.375% due 01/15/99  ...........................................     50,506
      350    U.S. Treasury Note
              6.50% due 05/15/05  ............................................    360,315
      360    U.S. Treasury Note
             6.875% due 08/31/99  ............................................    367,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES - STRATEGIST
PORTFOLIO OF INVESTMENTS July 31, 1997, continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                                   VALUE
------------------------------------------------------------------------------------------------------
  $ 140     U.S. Treasury Note
             7.25% due 05/15/04  ........................................................ $  149,911
                                                                                         -------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Identified Cost $4,145,542)  ...............................................  4,238,224
                                                                                         -------------
            SHORT-TERM INVESTMENTS (22.0%)
            U.S. GOVERNMENT AGENCIES (a)(21.2%)
  5,000     Federal Farm Credit Bank
             5.42% due 08/05/97  ........................................................  4,996,989
    600     Federal Home Loan Mortgage Corp.
             5.75% due 08/01/97  ........................................................    600,000
                                                                                         -------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Amortized Cost $5,596,989)  ................................................  5,596,989
                                                                                         -------------
            REPURCHASE AGREEMENT (0.8%)
    223     The Bank of New York 5.75% due 08/01/97 (dated 07/31/97; proceeds
             $222,587)(b) (Identified Cost $222,551)  ...................................    222,551
                                                                                         -------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $5,819,540) ................................................  5,819,540
                                                                                         -------------
TOTAL INVESTMENTS
(Identified Cost $21,198,768)(c)  ..........................................     100.1%   26,472,950
LIABILITIES IN EXCESS OF
OTHER ASSETS ...............................................................      (0.1)      (13,530)
                                                                               --------  -------------
NET ASSETS .................................................................     100.0%  $26,459,420
                                                                               ========  =============

------------
*       Non-income producing security.
**      Resale is restricted to qualified institutional investors.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $120,000 U.S. Treasury Note 7.875% due 04/15/98 valued at $124,656, $93,651 U.S. Treasury Note 7.00% due 04/15/99
        valued at $97,514 and $4,723 U.S. Treasury Note 5.625% due 08/31/97
        valued at $4,832.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,356,659 and the aggregate gross unrealized depreciation is $82,477, resulting in net unrealized appreciation of $5,274,182.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET       SECURITIES     SECURITIES
------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at value*...............   $20,113,397     $4,036,736      $10,350,075      $2,347,060
Cash ..............................................         8,427          2,213           78,974          86,163
Receivable for:
 Investments sold..................................        --             --               --              --
 Shares of beneficial interest sold................     1,135,082         10,301           22,677           3,462
 Dividends.........................................        --             --               --              --
 Interest..........................................        --             --               76,764          33,314
 Foreign withholding taxes reclaimed...............        --             --               --              --
Prepaid expenses and other assets..................        26,147          5,790            6,691          12,589
Deferred organizational expenses...................         1,127          1,284            1,191           1,189
Receivable from affiliate..........................        --              8,537           --               6,791
                                                      -----------     ----------      -----------      ----------
 TOTAL ASSETS......................................    21,284,180      4,064,861       10,536,372       2,490,568
                                                      -----------     ----------      -----------      ----------
LIABILITIES:
Payable for:
 Investments purchased.............................        --             --               --              --
 Shares of beneficial interest repurchased ........        38,541         --               11,416           8,580
 Dividends to shareholders.........................        --             --                4,011             746
 Investment management fee.........................         4,022         --                  110          --
Accrued expenses and other payables................        23,148         17,969           19,019          19,964
Organizational expenses payable....................         5,441          5,596            5,509           5,506
                                                      -----------     ----------      -----------      ----------
 TOTAL LIABILITIES.................................        71,152         23,565           40,065          34,796
                                                      -----------     ----------      -----------      ----------
NET ASSETS:
Paid-in-capital....................................    21,213,018      4,041,296       10,359,177       2,514,907
Accumulated undistributed net investment income  ..            10         --               --                  46
Accumulated undistributed net realized gain
 (loss)............................................        --             --                 (491)        (91,207)
Net unrealized appreciation........................        --             --              137,621          32,026
                                                      -----------     ----------      -----------      ----------
  NET ASSETS ......................................   $21,213,028     $4,041,296      $10,496,307      $2,455,772
                                                      ===========     ==========      ===========      ==========
 *IDENTIFIED COST..................................   $20,113,397     $4,036,736      $10,212,454      $2,315,034
                                                      ===========     ==========      ===========      ==========
  SHARES OF BENEFICIAL INTEREST OUTSTANDING  ......    21,213,018      4,042,542        1,059,510         253,850
                                                      ===========     ==========      ===========      ==========
NET ASSET VALUE PER SHARE
 (unlimited authorized shares of $.01 par value) ..         $1.00          $1.00            $9.91           $9.67
                                                      ===========     ==========      ===========      ==========




                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL       DIVIDEND                   VALUE-ADDED      GLOBAL
     VALUE        GROWTH         GROWTH       UTILITIES       MARKET        EQUITY       STRATEGIST
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $53,898,134    $3,595,614    $116,084,027   $5,671,872    $23,856,111    $19,971,828   $26,472,950
      50,162        17,654         --            --             71,591         97,563        --

   1,160,411       114,777         338,972       59,863        724,700        274,717        --
     117,578        17,493         153,745       13,810         32,661         36,421        50,264
      27,266           905         165,765       20,937         22,727         10,450        18,010
      --            --                 121           21         --             --            81,793
         101        --             --             1,065         --              8,996           144
      13,270         4,338          11,076        5,646          8,501          9,554         7,169
       1,376         1,379           1,186        1,191          1,379          1,191         1,189
      --             5,185         --             2,057         --             25,572        --
-------------  ------------ --------------  ------------  ------------- -------------  -------------
  55,268,298     3,757,345     116,754,892    5,776,462     24,717,670     20,436,292    26,631,519
-------------  ------------ --------------  ------------  ------------- -------------  -------------

     918,594        58,353       1,221,168      316,275        861,090        574,355        --
      77,147         3,874         108,736       43,837         45,267         28,565       125,989
      --            --             --            --             --             --            --
      20,595        --              71,294       --              5,006         --            16,034
      31,781        19,786          36,684       19,613         20,886         30,667        24,575
       5,687         5,686           5,501        5,509          5,686          5,509         5,501
-------------  ------------ --------------  ------------  ------------- -------------  -------------
   1,053,804        87,699       1,443,383      385,234        937,935        639,096       172,099
-------------  ------------ --------------  ------------  ------------- -------------  -------------

  37,394,619     2,542,364      78,149,265    3,829,119     14,983,162     15,411,210    20,620,027
      46,600        --             365,924       54,200        100,361        131,548       381,735
   6,688,579       257,050       8,002,032      476,783        345,423        784,106       183,476
  10,084,696       870,232      28,794,288    1,031,126      8,350,789      3,470,332     5,274,182
-------------  ------------ --------------  ------------  ------------- -------------  -------------
 $54,214,494    $3,669,646    $115,311,509   $5,391,228    $23,779,735    $19,797,196   $26,459,420
=============  ============ ==============  ============  ============= =============  =============
 $43,813,438    $2,725,382    $ 87,289,739   $4,640,746    $15,505,322    $16,500,496   $21,198,768
=============  ============ ==============  ============  ============= =============  =============
   3,197,235       207,826       5,855,243      391,125      1,262,502      1,367,161     1,744,091
=============  ============ ==============  ============  ============= =============  =============

      $16.96        $17.66          $19.69       $13.78         $18.84         $14.48        $15.17
=============  ============ ==============  ============  ============= =============  =============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF OPERATIONS
For the year ended July 31, 1997

                                                                                                      INTERMEDIATE
                                                                    U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME
                                                     LIQUID ASSET    MONEY MARKET      SECURITIES      SECURITIES
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME:

INCOME
Interest...........................................   $1,450,222       $393,765         $706,725        $245,036
Dividends..........................................       --              --               --              --
                                                    -------------- ---------------  --------------- --------------
  TOTAL INCOME.....................................    1,450,222        393,765          706,725         245,036
                                                    -------------- ---------------  --------------- --------------
EXPENSES
Investment management fees.........................      132,515         36,695           67,676          24,502
Transfer agent fees and expenses...................       52,551          6,122           42,577           7,692
Shareholder reports and notices....................       29,598          4,314            4,749           2,416
Professional fees..................................       15,232         15,334           14,872          16,995
Registration fees..................................       25,200         14,233           22,217          13,083
Custodian fees.....................................       10,663          6,196            3,435           4,847
Trustees' fees and expenses........................        3,655            321              753             250
Organizational expenses............................        2,722          2,721            2,727           2,727
Other..............................................        3,904          1,879            1,870           3,021
                                                    -------------- ---------------  --------------- --------------
  TOTAL EXPENSES...................................      276,040         87,815          160,876          75,533
Less: amounts waived/reimbursed ...................      (11,009)       (14,427)         (56,757)        (37,837)
                                                    -------------- ---------------  --------------- --------------
  NET EXPENSES.....................................      265,031         73,388          104,119          37,696
                                                    -------------- ---------------  --------------- --------------
  NET INVESTMENT INCOME (LOSS).....................    1,185,191        320,377          602,606         207,340
                                                    -------------- ---------------  --------------- --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)...........................       --              --               5,297         (62,395)
Net change in unrealized
 appreciation/depreciation.........................       --              --             365,249         151,066
                                                    -------------- ---------------  --------------- --------------
  NET GAIN.........................................       --              --             370,546          88,671
                                                    -------------- ---------------  --------------- --------------
NET INCREASE.......................................   $1,185,191       $320,377         $973,152        $296,011
                                                    ============== ===============  =============== ==============

--------------
*      Net of $1,132, $10, $7,380, $972, $1,050, $18,695 and $63 foreign withholding tax, respectively.



                                           SEE NOTES TO FINANCIAL STATEMENTS

   AMERICAN       CAPITAL      DIVIDEND                   VALUE-ADDED     GLOBAL
     VALUE        GROWTH        GROWTH       UTILITIES      MARKET        EQUITY      STRATEGIST
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $   147,964    $    8,415    $    69,357   $   41,817    $   34,670    $   67,144    $  673,048
     357,714*       12,328*     2,522,140*     208,343*      368,546*      214,870*      153,990*
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     505,678        20,743      2,591,497      250,160       403,216       282,014       827,038
-------------  ------------ -------------  ------------ -------------  ------------ ------------

     390,217        22,697        672,098       51,738        97,479       153,656       180,204
      77,489         3,914         86,989       18,120        18,607        37,093        51,763
      20,768         1,692         38,212        3,853         8,952         5,415        10,295
      12,798        11,302         13,936       15,840        15,314        15,207        10,489
      18,634        28,006         32,684       19,450        20,656        27,047        20,879
      28,005        12,249         12,104        7,964        24,785        28,694        13,942
       3,312            47          6,141          285         1,131           819         1,050
       2,720         2,717          2,724        2,727         2,717         2,727         2,721
       3,530         1,744          3,851        2,533        10,004        13,075         5,095
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     557,473        84,368        868,739      122,510       199,645       283,733       296,438
     (98,395)      (57,660)        --          (53,527)       (4,686)     (130,077)      (84,434)
-------------  ------------ -------------  ------------ -------------  ------------ ------------
     459,078        26,708        868,739       68,983       194,959       153,656       212,004
-------------  ------------ -------------  ------------ -------------  ------------ ------------
      46,600        (5,965)     1,722,758      181,177       208,257       128,358       615,034
-------------  ------------ -------------  ------------ -------------  ------------ ------------

   7,151,437       294,325      8,642,932      608,162       896,043       811,865       247,627
   9,007,653       762,068     21,493,364      426,820     6,185,067     2,898,751     4,379,845
-------------  ------------ -------------  ------------ -------------  ------------ ------------
  16,159,090     1,056,393     30,136,296    1,034,982     7,081,110     3,710,616     4,627,472
-------------  ------------ -------------  ------------ -------------  ------------ ------------
 $16,205,690    $1,050,428    $31,859,054   $1,216,159    $7,289,367    $3,838,974    $5,242,506
=============  ============ =============  ============ =============  ============ ============

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSETS
For the year ended July 31,

                                                                                                  U.S. GOVERNMENT
                                                                LIQUID ASSET                        MONEY MARKET
                                                       ------------------------------- --------------------------------------
                                                            1997            1996            1997                1996
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss)..........................  $  1,185,191    $   3,416,056   $    320,377        $    727,122
Net realized gain (loss)..............................       --               --             --                  --
Net change in unrealized appreciation/depreciation ...       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  NET INCREASE .......................................     1,185,191        3,416,056        320,377             727,122
                                                        ------------    -------------   ------------        ------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
Net realized gain.....................................       --               --             --                  --
                                                        ------------    -------------   ------------        ------------
  TOTAL...............................................    (1,185,223)      (3,416,043)      (321,625)           (727,125)
                                                        ------------    -------------   ------------        ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    29,266,419      177,956,895      8,809,340          27,880,399
Reinvestment of dividends and distributions ..........     1,185,223        3,416,043        321,624             727,125
Cost of shares repurchased............................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
  NET INCREASE (DECREASE).............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ------------    -------------   ------------        ------------
  TOTAL INCREASE (DECREASE)...........................   (21,539,610)       7,121,465     (2,586,481)         (4,067,037)
NET ASSETS:
Beginning of period...................................    42,752,638       35,631,173      6,627,777          10,694,814
                                                        ------------    -------------   ------------        ------------
  END OF PERIOD.......................................  $ 21,213,028    $  42,752,638   $  4,041,296        $  6,627,777
                                                        ============    =============   ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME...................  $         10    $          42        --             $          2
                                                        ============    =============   ============        ============
SHARES ISSUED AND REPURCHASED:
Sold..................................................    29,266,419      177,956,895      8,809,340          27,880,399
Issued in reinvestment of dividends and
 distributions........................................     1,185,223        3,416,043        321,624             727,125
Repurchased...........................................   (51,991,220)    (174,251,486)   (11,716,197)        (32,674,558)
                                                        ------------    -------------   ------------        ------------
NET INCREASE (DECREASE)...............................   (21,539,578)       7,121,452     (2,585,233)         (4,067,034)
                                                        ============    =============   ============        ============



                                           SEE NOTES TO FINANCIAL STATEMENTS

       U.S. GOVERNMENT               INTERMEDIATE
         SECURITIES                INCOME SECURITIES              AMERICAN VALUE                    CAPITAL GROWTH
---------------------------- ---------------------------- ----------------------------- -------------------------------------
     1997           1996          1997           1996           1997           1996          1997               1996
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $   602,606    $   434,937    $   207,340   $   218,492    $     46,600   $   244,604    $   (5,965)        $    6,999
       5,297         18,226        (62,395)      (27,045)      7,151,437     4,355,860       294,325             31,476
     365,249       (149,772)       151,066      (116,038)      9,007,653    (2,487,467)      762,068             45,817
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     973,152        303,391        296,011        75,409      16,205,690     2,112,997     1,050,428             84,292
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

    (602,630)      (434,913)      (207,294)     (218,918)        (93,984)     (299,827)       (2,106)            (8,566)
     (22,190)        --             --            (4,854)     (3,137,376)   (2,309,181)      (56,080)            (4,860)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
    (624,820)      (434,913)      (207,294)     (223,772)     (3,231,360)   (2,609,008)      (58,186)           (13,426)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------

   5,963,450      9,509,649      3,241,075     4,840,703      20,568,978    21,806,112     1,297,311          1,518,128
     567,526        433,619        165,904       217,069       3,227,638     2,602,757        58,150             13,426
  (5,033,814)    (5,369,758)    (5,211,640)   (1,731,472)    (22,877,816)   (6,172,981)     (665,910)          (292,073)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,497,162      4,573,510     (1,804,661)    3,326,300         918,800    18,235,888       689,551          1,239,481
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
   1,845,494      4,441,988     (1,715,944)    3,177,937      13,893,130    17,739,877     1,681,793          1,310,347

   8,650,813      4,208,825      4,171,716       993,779      40,321,364    22,581,487     1,987,853            677,506
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
 $10,496,307    $ 8,650,813    $ 2,455,772   $ 4,171,716    $ 54,214,494   $40,321,364    $3,669,646         $1,987,853
=============  ============= =============  ============= ==============  ============= ============  =======================
 $                                           $                                            $
      --        $        24    $        46        --        $     46,600   $    93,984        --             $    2,106
=============  ============= =============  ============= ==============  ============= ============  =======================

     616,600        971,490        340,574       499,259       1,422,680     1,603,955        91,240            119,028
      58,481         44,420         17,479        22,618         237,676       203,340         4,317              1,087
    (517,322)      (547,637)      (547,645)     (181,670)     (1,545,904)     (447,666)      (45,416)           (23,095)
-------------  ------------- -------------  ------------- --------------  ------------- ------------  -----------------------
     157,759        468,273       (189,592)      340,207         114,452     1,359,629        50,141             97,020
=============  ============= =============  ============= ==============  ============= ============  =======================

DEAN WITTER RETIREMENT SERIES
FINANCIAL STATEMENTS, continued

STATEMENTS OF CHANGES IN NET ASSSETS, continued
For the year ended July 31,

                                                              DIVIDEND GROWTH                 UTILITIES
                                                       ----------------------------- -----------------------------
                                                            1997           1996           1997           1996
-----------------------------------------------------  -------------- -------------  ------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.................................  $  1,722,758    $ 1,244,989   $   181,177     $   205,110
Net realized gain (loss)..............................     8,642,932      2,317,010       608,162         (13,965)
Net change in unrealized appreciation/depreciation ...    21,493,364      2,701,826       426,820         257,350
                                                        ------------    -----------   -----------     -----------
  NET INCREASE .......................................    31,859,054      6,263,825     1,216,159         448,495
                                                        ------------    -----------   -----------     -----------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.................................    (1,707,024)    (1,199,564)     (160,780)       (230,987)
Net realized gain.....................................    (2,463,125)      (590,466)       --              --
                                                        ------------    -----------   -----------     -----------
  TOTAL...............................................    (4,170,149)    (1,790,030)     (160,780)       (230,987)
                                                        ------------    -----------   -----------     -----------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Net proceeds from sales...............................    37,149,898     36,503,267     2,818,978       3,456,194
Reinvestment of dividends and distributions ..........     4,150,502      1,779,713       158,903         227,657
Cost of shares repurchased............................   (23,440,408)    (8,398,184)   (6,235,329)     (1,687,882)
                                                        ------------    -----------   -----------     -----------
  NET INCREASE (DECREASE).............................    17,859,992     29,884,796    (3,257,448)      1,995,969
                                                        ------------    -----------   -----------     -----------
  TOTAL INCREASE (DECREASE)...........................    45,548,897     34,358,591    (2,202,069)      2,213,477
NET ASSETS:
Beginning of period...................................    69,762,612     35,404,021     7,593,297       5,379,820
                                                        ------------    -----------   -----------     -----------
  END OF PERIOD.......................................  $115,311,509    $69,762,612   $ 5,391,228     $ 7,593,297
                                                        ============    ===========   ===========     ===========
UNDISTRIBUTED NET INVESTMENT INCOME...................  $    365,924    $   350,190   $    54,200     $    33,362
                                                        ============    ===========   ===========     ===========
SHARES ISSUED AND REPURCHASED:
Sold..................................................     2,205,684      2,524,798       222,951         288,411
Issued in reinvestment of dividends and
 distributions........................................       255,693        126,953        12,596          18,947
Repurchased...........................................    (1,379,982)      (583,926)     (488,313)       (141,590)
                                                        ------------    -----------   -----------     -----------
NET INCREASE (DECREASE)...............................     1,081,395      2,067,825      (252,766)        165,768
                                                        ============    ===========   ===========     ===========



                                           SEE NOTES TO FINANCIAL STATEMENTS

      VALUE-ADDED MARKET              GLOBAL EQUITY                     STRATEGIST
----------------------------- ---------------------------- ----------------------------------------
      1997           1996          1997           1996          1997                  1996
--------------  ------------- -------------  ------------- -------------  -------------------------
 $    208,257    $   331,372    $   128,358   $    84,531    $   615,034         $   287,670
      896,043        186,832        811,865       434,795        247,627             730,868
    6,185,067      1,044,025      2,898,751        47,491      4,379,845             291,438
--------------  ------------- -------------  ------------- -------------  -------------------------
    7,289,367      1,562,229      3,838,974       566,817      5,242,506           1,309,976
--------------  ------------- -------------  ------------- -------------  -------------------------

     (279,999)      (257,479)       (70,000)     (126,784)      (408,002)           (244,742)
     (698,399)       (78,439)      (367,529)       --           (699,994)           (159,285)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (978,398)      (335,918)      (437,529)     (126,784)    (1,107,996)           (404,027)
--------------  ------------- -------------  ------------- -------------  -------------------------

    6,558,038      6,512,239      7,696,263     6,329,119      7,519,070          12,101,707
      948,925        329,833        435,668       121,869      1,107,086             403,090
  (10,417,432)    (1,769,137)    (3,421,423)   (2,492,083)    (3,796,952)         (2,673,732)
--------------  ------------- -------------  ------------- -------------  -------------------------
   (2,910,469)     5,072,935      4,710,508     3,958,905      4,829,204           9,831,065
--------------  ------------- -------------  ------------- -------------  -------------------------
    3,400,500      6,299,246      8,111,953     4,398,938      8,963,714          10,737,014

   20,379,235     14,079,989     11,685,243     7,286,305     17,495,706           6,758,692
--------------  ------------- -------------  ------------- -------------  -------------------------
 $ 23,779,735    $20,379,235    $19,797,196   $11,685,243    $26,459,420         $17,495,706
==============  ============= =============  ============= =============  =========================
 $    100,361    $   172,103    $   131,548   $    49,495    $   381,735         $   174,703
==============  ============= =============  ============= =============  =========================

      416,960        468,279        606,253       542,027        549,814             972,731
       62,594         24,706         35,887        10,862         83,616              34,364
     (680,374)      (129,743)      (265,700)     (214,741)      (277,595)           (218,134)
--------------  ------------- -------------  ------------- -------------  -------------------------
     (200,820)       363,242        376,440       338,148        355,835             788,961
==============  ============= =============  ============= =============  =========================

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997


1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Retirement Series (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of eleven separate Series ("Series"). All of the Series, with the exception of Strategist, are diversified.

The Fund was organized on May 14, 1992 as a Massachusetts business trust and each of the Series commenced operations as follows:

                                           COMMENCEMENT                                  COMMENCEMENT
                                          OF OPERATIONS                                  OF OPERATIONS
                                          -------------                                  -------------
Liquid Asset .......................      December 30, 1992  Dividend Growth ........       January 7, 1993
U.S. Government Money Market  ......       January 20, 1993  Utilities ..............       January 8, 1993
U.S. Government Securities .........        January 8, 1993  Value-Added Market  ....      February 1, 1993
Intermediate Income Securities  ....       January 12, 1993  Global Equity ..........       January 8, 1993
American Value .....................       February 1, 1993  Strategist .............       January 7, 1993
Capital Growth .....................       February 2, 1993

The investment objectives of each Series are as follows:

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Liquid Asset            Seeks high current income, preservation of capital and
                        liquidity by investing in short-term money market
                        instruments.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income, preservation of capital and
Money Market            liquidity by investing primarily in money market
                        instruments which are issued and/or guaranteed by the
                        U.S. Government, its agencies or instrumentalities.
-------------------------------------------------------------------------------
U.S. Government         Seeks high current income consistent with safety of
Securities              principal by investing in a diversified portfolio of
                        obligations issued and/or guaranteed by the U.S.
                        Government or its instrumentalities.
-------------------------------------------------------------------------------
Intermediate Income     Seeks high current income consistent with safety of
Securities              principal by investing primarily in intermediate term,
                        investment grade fixed-income securities.
-------------------------------------------------------------------------------
American Value          Seeks long-term growth consistent with an effort to
                        reduce volatility by investing principally in common
                        stock of companies in industries which, at the time of
                        investment, are believed to be undervalued in the
                        marketplace.
-------------------------------------------------------------------------------
Capital Growth          Seeks long-term capital growth by investing primarily
                        in common stocks.
-------------------------------------------------------------------------------
Dividend Growth         Seeks to provide reasonable current income and
                        long-term growth of income and capital by investing
                        primarily in common stock of companies with a record of
                        paying dividends and the potential for increasing
                        dividends.
-------------------------------------------------------------------------------

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued

         SERIES                        INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
Utilities               Seeks to provide current income and long-term growth of
                        income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

-------------------------------------------------------------------------------
Value-Added             Seeks to achieve a high level of total return on its
Market                  assets through a combination of capital appreciation
                        and current income. It seeks to achieve this objective
                        by investing, on an equally weighted basis, in a
                        diversified portfolio of common stocks of the companies
                        which are represented in the Standard & Poor's 500
                        Composite Stock Price Index.
-------------------------------------------------------------------------------
Global Equity           Seeks to provide a high level of total return on its
                        assets, primarily through long-term capital growth and,
                        to a lesser extent, from income. It seeks to achieve
                        this objective through investments in all types of
                        common stocks and equivalents, preferred stocks and
                        bonds and other debt obligations of domestic and
                        foreign companies, governments and international
                        organizations.
-------------------------------------------------------------------------------
Strategist              Seeks a high total investment return through a fully
                        managed investment policy utilizing equity, investment
                        grade fixed income and money market securities.
-------------------------------------------------------------------------------

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Liquid Asset and U.S. Government Money Market:
Securities are valued at amortized cost which approximates market value. All remaining Series: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation;
(3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity, or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily. Liquid Asset and U.S. Government Money Market amortize premiums and accrete discounts on securities owned; gains and losses realized upon the sale of such securities are based on their amortized cost. Discounts for all other Series are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of each Series investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Series do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Series may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Series record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Series with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. EXPENSES -- Direct expenses are charged to the respective Series and general Fund expenses are allocated on the basis of relative net assets or equally among the Series.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $150,000 ($13,636 allocated to each of the Series) and will be reimbursed, exclusive of amounts waived. Such expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Series' net assets determined at the close of each business day: Liquid Asset, U.S. Government Money Market and Value-Added Market -0.50%; U.S. Government Securities and Intermediate Income Securities -0.65%; Dividend Growth and Utilities -0.75%; American Value, Capital Growth and Strategist -0.85%; and Global Equity -1.0%.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1996 through December 31, 1997, the Investment Manager is waiving the management fee and reimbursing expenses to the extent they exceed 1.00% of daily net assets of each Series. At July 31, 1997, included in the Statement of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for Liquid Asset and U.S. Government Money Market), for the year ended July 31, 1997 were as follows:

                                   U.S. GOVERNMENT SECURITIES               OTHER
                                 ------------------------------ ------------------------------
                                                     SALES/
                                                  MATURITIES/                       SALES/
                                    PURCHASES     PREPAYMENTS      PURCHASES      MATURITIES
                                 -------------- --------------  -------------- --------------
Liquid Asset ...................  $395,220,670    $391,812,764   $353,719,078    $382,160,567
U.S. Government Money Market  ..   661,528,098     664,513,285        --              --
U.S. Government Securities  ....    11,000,110       9,181,622        --              --
Intermediate Income Securities       2,742,469       4,820,820      2,019,750       1,836,116
American Value .................     1,055,258       1,298,196    114,604,516     110,531,028
Capital Growth .................        15,742          77,006      4,322,821       3,559,093
Dividend Growth ................       --              --          44,208,359      27,461,961
Utilities ......................       --              --           5,530,405       7,587,775
Value-Added Market .............       --               25,784      4,396,277       8,131,744
Global Equity ..................       --               46,580     15,006,072      11,195,792
Strategist .....................     3,410,867       5,765,994     12,067,832       9,926,607

Included in the aforementioned purchases and sales/maturities of portfolio securities of Value-Added Market are common stock purchases and sales of Morgan Stanley, Dean Witter, Discover & Co., an affiliate of the Investment Manager, of $12,464 and $75,839, respectively, including realized gains of $28,629.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


Included at July 31, 1997 in the payable for investments purchased and receivable for investments sold were unsettled trades with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, as follows:

                                     CAPITAL    DIVIDEND                GLOBAL
                                      GROWTH     GROWTH    UTILITIES    EQUITY
                                    --------- ----------  ----------- ---------
Payable for investments purchased    $ 4,319    $887,346    $200,025   $    --
                                    ========= ==========  =========== =========
Receivable for investments sold  ..  $38,982    $149,533    $ 42,821   $91,462
                                    ========= ==========  =========== =========


For the year ended July 31, 1997, the following Series incurred brokerage commissions with DWR, for portfolio transactions executed on behalf of such Series, as follows:

 AMERICAN    CAPITAL    DIVIDEND                GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES    EQUITY   STRATEGIST
----------  --------- ----------  ----------- --------  ------------
  $25,735     $1,487    $43,558     $13,830     $9,201     $6,861
==========  ========= ==========  =========== ========  ============

For the period May 31, 1997 through July 31, 1997, Capital Growth, Global Equity and American Value incurred brokerage commissions of $270, $168 and $1,365, respectively, with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, for portfolio transactions executed on behalf of the Series.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Fund's transfer agent. At July 31, 1997 the following Series had approximate transfer agent fees and expenses payable as follows:

                                                  INTERMEDIATE
                U.S. GOVERNMENT  U.S. GOVERNMENT     INCOME        AMERICAN    CAPITAL
 LIQUID ASSET     MONEY MARKET     SECURITIES      SECURITIES       VALUE       GROWTH
--------------  --------------- ---------------  -------------- ------------  ---------
      $120            $100           $1,250           $150           $800        $90
==============  =============== ===============  ============== ============  =========

  DIVIDEND                         VALUE-ADDED       GLOBAL
   GROWTH          UTILITIES         MARKET          EQUITY      STRATEGIST
--------------  --------------- ---------------  -------------- ------------
   $280              $80             $140            $210           $500
==============  =============== ===============  ============== ============

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


4. FEDERAL INCOME TAX STATUS

At July 31, 1997, Intermediate Income Securities had a net capital loss carryover of approximately $30,200 of which $5,700 will be available through July 31, 2004 and $24,500 will be available through July 31, 2005 to offset future capital gains to the extent provided by regulations. During the year ended July 31, 1997, Utilities utilized its net capital loss carryover of approximately $102,000.

Net capital and net currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Series' next taxable year. The following Series incurred and will elect to defer post-October losses during fiscal 1997:

                  INTERMEDIATE
U.S. GOVERNMENT      INCOME       GLOBAL
   SECURITIES      SECURITIES     EQUITY
---------------  -------------- --------
      $500           $57,800       $900
===============  ============== ========

At July 31, 1997, the primary reason(s) for temporary book/tax differences were as follows:

                                          TEMPORARY DIFFERENCES
                                     -------------------------------
                                        POST-        CAPITAL LOSS
                                       OCTOBER      DEFERRALS FROM
                                        LOSSES        WASH SALES
                                     ----------- ------------------
U.S. Government Securities .........      o
Intermediate Income Securities  ....      o               o
American Value .....................                      o
Capital Growth .....................                      o
Dividend Growth ....................                      o
Utilities ..........................
Value-Added Market..................                      o
Global Equity.......................      o               o
Strategist .........................                      o

Additionally, Global Equity had temporary differences attributable to income from the mark-to-market of passive foreign investment companies ("PFICs") and permanent differences attributable to tax adjustments on PFICs sold by the Series and Capital Growth had permanent differences attributable to a net operating loss.

DEAN WITTER RETIREMENT SERIES
NOTES TO FINANCIAL STATEMENTS July 31, 1997, continued


To reflect reclassifications arising from permanent book/tax differences for the year ended July 31, 1997, the following accounts were (charged) credited:

                   ACCUMULATED     ACCUMULATED
                  UNDISTRIBUTED   UNDISTRIBUTED
                 NET INVESTMENT   NET REALIZED
                     INCOME        GAIN (LOSS)
                 -------------- ---------------
Capital Growth       $ 5,965        $ (5,965)
Global Equity  .     $23,695        $(23,695)

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, Global Equity had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER RETIREMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                      NET                                                         TOTAL
    YEAR       VALUE         NET         REALIZED      TOTAL FROM     DIVIDENDS     DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT  AND UNREALIZED   INVESTMENT        TO              TO              AND
  JULY 31    OF PERIOD      INCOME      GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- ------------  -------------- ------------  -------------- ---------------  ---------------
LIQUID ASSET
1993 (1)       $ 1.00       $0.02           --           $ 0.02        $(0.02)           --             $(0.02)
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.05           --             0.05         (0.05)           --              (0.05)

U.S. GOVERNMENT MONEY MARKET
1993 (2)         1.00          --++         --             --            --              --               --
1994             1.00        0.03           --             0.03         (0.03)           --              (0.03)
1995             1.00        0.06           --             0.06         (0.06)           --              (0.06)
1996             1.00        0.05           --             0.05         (0.05)           --              (0.05)
1997             1.00        0.04           --             0.04         (0.04)           --              (0.04)

U.S. GOVERNMENT SECURITIES
1993 (3)        10.00        0.19         $ 0.07           0.26         (0.20)           --              (0.20)
1994            10.06        0.44          (0.50)         (0.06)        (0.44)           --              (0.44)
1995             9.56        0.56           0.15           0.71         (0.56)           --              (0.56)
1996             9.71        0.55          (0.12)          0.43         (0.55)           --              (0.55)
1997             9.59        0.56           0.34           0.90         (0.56)         $(0.02)           (0.58)

INTERMEDIATE INCOME SECURITIES
1993 (4)        10.00        0.19          (0.02)          0.17         (0.19)           --              (0.19)
1994             9.98        0.60          (0.57)          0.03         (0.60)           --              (0.60)
1995             9.41        0.61           0.22           0.83         (0.61)           --              (0.61)
1996             9.63        0.59          (0.21)          0.38         (0.59)          (0.01)           (0.60)
1997             9.41        0.53           0.26           0.79         (0.53)           --              (0.53)

AMERICAN VALUE
1993 (5)        10.00        0.06          (0.01)          0.05          --              --               --
1994            10.05        0.03          (0.09)         (0.06)        (0.02)          (0.04)           (0.06)
1995             9.93        0.14           3.15           3.29         (0.12)           --              (0.12)
1996            13.10        0.09           1.17           1.26         (0.15)          (1.13)           (1.28)
1997            13.08        0.02           5.12           5.14         (0.04)          (1.22)           (1.26)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
++      Includes dividends from net investment income of $0.004 per share.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     December 30, 1992.     (4) January 12, 1993.
(2)     January 20, 1993.      (5) February 1, 1993.
(3)     January 8, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                          RATIOS TO AVERAGE NET       RATIOS TO AVERAGE NET
                                                  ASSETS                     ASSETS
                                          (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                 ASSUMED)                   ASSUMED)
                                        -------------------------- --------------------------
 NET ASSET                  NET ASSETS
    VALUE        TOTAL        END OF                      NET                        NET       PORTFOLIO     AVERAGE
   END OF     INVESTMENT      PERIOD                  INVESTMENT                 INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+      (000'S)      EXPENSES   INCOME (LOSS)   EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------ ------------  ----------- -------------  ----------- -------------  ----------- ------------
   $ 1.00         1.77%(a)   $ 1,081        1.30%(b)      0.53%(b)     0.14%(b)     3.02%(b)      N/A            N/A
     1.00         3.48         1,524        2.50 *        0.99          --          3.49          N/A            N/A
     1.00         5.90        35,631        1.16          4.96          --          6.12          N/A            N/A
     1.00         5.44        42,753        0.65          5.05         0.33         5.37          N/A            N/A
     1.00         4.57        21,213        1.04          4.43         1.00         4.47          N/A            N/A

     1.00         0.42 (a)       125        2.50* (b)    (0.95)(b)     2.13 (b)     0.83 (b)      N/A            N/A
     1.00         3.52           555        2.50*         0.82          --          3.32          N/A            N/A
     1.00         5.86        10,695        2.50*         3.62          --          6.12          N/A            N/A
     1.00         5.23         6,628        0.82          4.75         0.37         5.21          N/A            N/A
     1.00         4.51         4,041        1.20          4.17         1.00         4.37          N/A            N/A

    10.06         2.60 (a)     1,756        1.81 (b)      0.33 (b)     0.18 (b)     3.66 (b)      --             N/A
     9.56        (0.69)        2,954        2.50*         1.96          --          4.46           29%           N/A
     9.71         7.72         4,209        2.36          3.49          --          5.85           14            N/A
     9.59         4.49         8,651        1.48          4.70         0.63         5.55           47            N/A
     9.91         9.70        10,496        1.55          5.24         1.00         5.79           89            N/A

     9.98         1.67 (a)       182        2.50* (b)     1.00 (b)     1.62 (b)     3.50 (b)      --             N/A
     9.41         0.26           460        2.50*         3.64          --          6.14           40            N/A
     9.63         9.22           994        2.50*         4.08          --          6.58           37            N/A
     9.41         3.95         4,172        1.58          5.01         0.72         5.87          142            N/A
     9.67         8.63         2,456        2.00          4.50         1.00         5.50          132            N/A

    10.05         0.50 (a)       308        2.50*(b)     (0.66)(b)     0.74 (b)     1.10 (b)      121 (a)       --
     9.93        (0.59)        6,841        2.50*        (0.81)         --          1.69          136           --
    13.10        33.48        22,581        1.42          0.39          --          1.81          234           --
    13.08         9.83        40,321        1.18          0.23         0.65         0.76          301        $0.0543
    16.96        41.62        54,214        1.21         (0.11)        1.00         0.10          261         0.0552

DEAN WITTER RETIREMENT SERIES n
FINANCIAL HIGHLIGHTS, continued

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

             NET ASSET                       NET                                                         TOTAL
    YEAR       VALUE          NET         REALIZED      TOTAL FROM                   DISTRIBUTIONS     DIVIDENDS
   ENDED     BEGINNING    INVESTMENT   AND UNREALIZED   INVESTMENT   DIVIDENDS TO         TO              AND
  JULY 31    OF PERIOD   INCOME (LOSS)   GAIN (LOSS)    OPERATIONS   SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
----------  ----------- -------------  -------------- ------------  -------------- ---------------  ---------------
CAPITAL GROWTH
1993 (4)       $10.00       $(0.02)        $(1.10)        $(1.12)         --              --               --
1994             8.88         0.13           0.45           0.58        $(0.04)           --             $(0.04)
1995             9.42         0.10           1.77           1.87         (0.12)           --              (0.12)
1996            11.17         0.07           1.55           1.62         (0.11)         $(0.07)           (0.18)
1997            12.61        (0.03)          5.41           5.38         (0.01)          (0.32)           (0.33)

DIVIDEND GROWTH
1993 (1)        10.00         0.13           0.58           0.71         (0.10)           --              (0.10)
1994            10.61         0.28           0.37           0.65         (0.23)          (0.01)           (0.24)
1995            11.02         0.34           2.13           2.47         (0.31)          (0.10)           (0.41)
1996            13.08         0.32           1.76           2.08         (0.36)          (0.19)           (0.55)
1997            14.61         0.33           5.60           5.93         (0.33)          (0.52)           (0.85)

UTILITIES
1993 (2)        10.00         0.19           1.30           1.49         (0.14)           --              (0.14)
1994            11.35         0.37          (0.95)         (0.58)        (0.34)          (0.01)           (0.35)
1995            10.42         0.42           0.80           1.22         (0.37)          (0.02)           (0.39)
1996            11.25         0.38           0.61           0.99         (0.45)           --              (0.45)
1997            11.79         0.41           1.90           2.31         (0.32)           --              (0.32)

VALUE-ADDED MARKET
1993 (3)        10.00         0.05           0.02           0.07         (0.04)           --              (0.04)
1994            10.03         0.24           0.65           0.89         (0.11)           --              (0.11)
1995            10.81         0.21           2.16           2.37         (0.26)          (0.12)           (0.38)
1996            12.80         0.25           1.17           1.42         (0.22)          (0.07)           (0.29)
1997            13.93         0.21           5.58           5.79         (0.25)          (0.63)           (0.88)

GLOBAL EQUITY
1993 (2)        10.00         0.07          (0.03)          0.04          --              --               --
1994            10.04         0.08           0.58           0.66         (0.05)           --              (0.05)
1995            10.65         0.14           0.49           0.63         (0.11)           --              (0.11)
1996            11.17         0.09           0.71           0.80         (0.18)           --              (0.18)
1997            11.79         0.09           2.98           3.07         (0.06)          (0.32)           (0.38)

STRATEGIST
1993 (1)        10.00         0.06          (0.23)         (0.17)         --              --               --
1994             9.83         0.23          (0.20)          0.03         (0.13)           --              (0.13)
1995             9.73         0.24           1.49           1.73         (0.18)           --              (0.18)
1996            11.28         0.25           1.63           1.88         (0.34)          (0.22)           (0.56)
1997            12.60         0.37           2.96           3.33         (0.28)          (0.48)           (0.76)

------------
*       After application of the Fund's expense limitation.
+ Calculated based on the net asset value as of the last business day of the period.
(a)     Not annualized.
(b)     Annualized.

Commencement of operations:
(1)     January 7, 1993.
(2)     January 8, 1993.
(3)     February 1, 1993.
(4)     February 2, 1993.


                                           SEE NOTES TO FINANCIAL STATEMENTS

                                           RATIOS TO AVERAGE NET      RATIOS TO AVERAGE NET
                                                   ASSETS                     ASSETS
                                           (BEFORE EXPENSES WERE       (AFTER EXPENSES WERE
                                                  ASSUMED)                   ASSUMED)
                                         -------------------------- -------------------------
 NET ASSET                   NET ASSETS
    VALUE        TOTAL         END OF                      NET                       NET       PORTFOLIO     AVERAGE
   END OF      INVESTMENT      PERIOD                  INVESTMENT                INVESTMENT     TURNOVER    COMMISSION
   PERIOD       RETURN+       (000'S)      EXPENSES   INCOME (LOSS)  EXPENSES   INCOME (LOSS)     RATE      RATE PAID
-----------  ------------- ------------  ----------- -------------  ---------- -------------  ----------- ------------
   $ 8.88        (11.20)%(a)  $    135       2.50%*(b)    (1.01)%(b)   1.97%(b)     (0.47)%(b)      2%(a)       --
     9.42          6.57            215       2.50*        (0.98)        --           1.52          11           --
    11.17         20.08            678       2.50 *       (1.07)        --           1.43          20           --
    12.61         14.58          1,988       2.50 *       (1.24)       0.76          0.50          68        $0.0536
    17.66         43.46          3,670       3.16         (2.38)       1.00         (0.22)        147         0.0575

    10.61          7.11  (a)     2,417       2.50* (b)     0.61  (b)   0.16 (b)      2.89  (b)      7 (a)       --
    11.02          6.13         12,821       1.51          1.78         --           3.29          13           --
    13.08         23.07         35,404       1.14          2.34         --           3.48          29           --
    14.61         16.09         69,763       1.00          2.07        0.63          2.44          18         0.0526
    19.69         41.92        115,312       0.97          1.92        0.97          1.92          31         0.0537

    11.35         14.98  (a)     1,334       2.50* (b)     1.59  (b)   0.30 (b)      3.79  (b)      8 (a)       --
    10.42         (5.23)         3,860       2.50*         1.62         --           4.14           5           --
    11.25         12.16          5,380       1.91          2.41         --           4.32          24           --
    11.79          8.76          7,593       1.52          2.31        0.62          3.20          17         0.0508
    13.78         19.87          5,391       1.78          1.85        1.00          2.63          89         0.0508

    10.03          0.71  (a)       640       2.50* (b)    (0.16) (b)   0.92 (b)      1.42  (b)      1 (a)       --
    10.81          8.89          5,133       1.82          0.70         --           2.53           8           --
    12.80         22.65         14,080       1.22          1.33         --           2.55           7           --
    13.93         11.19         20,379       0.78          1.58        0.47          1.89           8         0.0300
    18.84         43.12         23,780       1.02          1.04        1.00          1.07          23         0.0300

    10.04          0.40  (a)       322       2.50* (b)    (0.90) (b)   1.00 (b)      1.77  (b)    --            --
    10.65          6.54          2,020       2.50*         0.09         --           2.41           8           --
    11.17          6.08          7,286       2.25          0.48         --           2.73          55           --
    11.79          7.26         11,685       1.73         (0.15)       0.66          0.92          95         0.0500
    14.48         26.66         19,797       1.85         (0.01)       1.00          0.84          80         0.0348

     9.83         (1.70) (a)       551       2.50* (b)    (0.19) (b)   0.64 (b)      1.67  (b)     26 (a)       --
     9.73          0.12          1,276       2.50*         0.70         --           3.20          57           --
    11.28         18.21          6,759       2.14          1.97         --           4.11         115           --
    12.60         16.97         17,496       1.61          1.92        0.66          2.86         113         0.0525
    15.17         27.35         26,459       1.40          2.50        1.00          2.90          90         0.0535

DEAN WITTER RETIREMENT SERIES
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER RETIREMENT SERIES

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Liquid Asset Series, the U.S. Government Money Market Series, the U.S. Government Securities Series, the Intermediate Income Securities Series, the American Value Series, the Capital Growth Series, the Dividend Growth Series, the Utilities Series, the Value-Added Market Series, the Global Equity Series, and the Strategist Series (constituting Dean Witter Retirement Series, hereafter referred to as the "Fund") at July 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
September 12, 1997

                   1997 FEDERAL INCOME TAX NOTICE (unaudited)

       During the year ended July 31, 1997, the Fund paid to shareholders long-term capital gains per share as follows:

 AMERICAN    CAPITAL    DIVIDEND   VALUE-ADDED    GLOBAL
   VALUE      GROWTH     GROWTH       MARKET      EQUITY   STRATEGIST
----------  --------- ----------  ------------- --------  ------------
$0.31         $0.32      $0.47        $0.45       $0.05       $0.31


       Additionally, the following percentages of the income paid qualified for the dividends received deduction available to corporations:

 AMERICAN    CAPITAL    DIVIDEND                VALUE-ADDED   GLOBAL
   VALUE      GROWTH     GROWTH    UTILITIES      MARKET      EQUITY    STRATEGIST
----------  --------- ----------  ----------- -------------  -------- ------------
 5.58%         100%      99.92%      98.72%        74.37%      7.89%      19.47%

APPENDIX
-----------------------------------------------------------------------------

   Description of the highest commercial paper, bond and other short-and long-term rating categories assigned by Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc. ("Fitch"), Duff and Phelps, Inc. ("Duff"), IBCA Limited and IBCA Inc. ("IBCA") and Thomson BankWatch, Inc. ("Thomson"):

COMMERCIAL PAPER AND SHORT-TERM RATINGS

   The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

   The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

   The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff applies the modifiers (+) and (-) to the rating Duff-1 in recognition of significant quality differences within the highest tier. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

   The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. The designation A2 by IBCA indicates that the obligation is supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

   The rating TBW-1 is the highest short-term rating assigned by Thomson and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The rating TBW-2 by Thomson is its second highest rating; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

BOND AND LONG-TERM RATINGS

   Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay interest and repay principal, and differ only in small degrees from issues rated AAA.

   Bonds which are rated Aaa by Moody's are judged to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa rated bonds. Moody's applies numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of the rating category.

   Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

   Bonds rated AAA by Duff are considered to be of the highest credit quality with negligible risk factors that are only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA are judged by Duff to be of high credit quality with strong protection factors; risk is modest but may vary slightly from time to time because of economic conditions. Duff applies modifiers of (+) and (-) to the AA category.

   Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

   IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience difficulties. In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks Long-and Short-Term Ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradation from 1 through 5, address the question of whether the bank would receive support by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

   Companies rated A are considered by Thomson to possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to their natural money markets; if weakness or vulnerability exists in any aspect of a company's business, it is entirely mitigated by the strengths of the organization. Companies rated A/B-by Thomson are judged by Thomson to be financially very solid with a favorable track record and no readily apparent weakness; their overall risk profiles, while low, are not quite as favorable as for companies in the highest rating category.

                DEAN WITTER U.S. GOVERNMENT MONEY MARKET TRUST

                                    PART C
                              OTHER INFORMATION

ITEM 15. INDEMNIFICATION

   The response to this item is incorporated herein by reference to Item 27 of, and Exhibits 2 to, Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, dated March 18, 1997 was filed electronically pursuant to Regulation S-T on March 15, 1997 ("Post-Effective Amendment No.16") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-3326 and 2-74980) filed on March 15, 1997 (the "Registration Statement").

ITEM 16. EXHIBITS

(1) Declaration of Trust dated November 18, 1991 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Registrant's initial Registration Statement)

(2)     Amended and Restated By-Laws of Registrant

(3)     Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5)     Not Applicable

(6)     Investment Management Agreement (incorporated herein by reference to
        Exhibit 5 to Post-Effective Amendment No. 14)

(7)  (a)   Distribution Agreement between Registrant and Dean Witter
           Distributors Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 14)

     (b) Form of Selected Dealer's Agreement (incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 14 to Registrant's Registration Statement ("Post-Effective Amendment No. 14"))

(8)     Not Applicable

(9)  (a)   Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 16)

     (b) Amendment to the Custodian Agreement dated April 17, 1996 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 17)

     (c)   Amended and Restated Transfer Agency and Services Agreement

(10) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated January 4, 1993 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 13)

(11) (a)   Opinion and consent of Gordon Altman Butowsky Weitzen Shalov &
           Wein

     (b)   Opinion and consent of Lane Altman & Owens LLP

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

(13) Form of Services Agreement between Dean Witter InterCapital Inc. and Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 16)

(14)    Consent of Independent Accountants

(15)    Not Applicable

(16)    Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended January 31, 1998 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 6, 1998)

    (b)    Form of Proxy

ITEM 17.  UNDERTAKINGS

   1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

   As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 30th day of April 1998.

                                    DEAN WITTER U.S. GOVERNMENT MONEY MARKET
                                    TRUST
                                    By: /s/ Barry Fink
                                        ....................................
                                        Barry Fink
                                        Vice President and Secretary

   As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             SIGNATURE                         TITLE                    DATE
---------------------------------  ---------------------------- ------------------
1. Principal Executive Officer                                  April 30, 1998
   /s/ Charles A. Fiumefreddo      Chief Executive Officer,
   .............................   Trustee and Chairman
   Charles A. Fiumefreddo

2. Principal Financial Officer                                  April 30, 1998
   /s/ Thomas F. Caloia            Treasurer
   .............................
   Thomas F. Caloia

3. Majority of Trustees                                         April 30, 1998
   /s/ Michael Bozic               Trustee
   .............................
   Michael Bozic

  /s/ Edwin J. Garn                Trustee                      April 30, 1998
   ..............................
  Edwin J. Garn

  /s/ John R. Haire                Trustee                      April 30, 1998
   .............................
  John R. Haire

  /s/ Manuel H. Johnson            Trustee                      April 30, 1998
   .............................
  Manuel H. Johnson

  /s/ Michael E. Nugent            Trustee                      April 30, 1998
   .............................
  Michael E. Nugent

  /s/ John L. Schroeder            Trustee                      April 30, 1998
   .............................
  John L. Schroeder

  /s/ Philip J. Purcell            Trustee                      April 30, 1998
   .............................
  Philip J. Purcell

  /s/ Wayne E. Hedien              Trustee                      April 30, 1998
   .............................
  Wayne E. Hedien

                                EXHIBIT INDEX

   EXHIBIT                                                                                  PAGE
   NUMBER                                      EXHIBIT                                     NUMBER
-----------  -------------------------------------------------------------------------- ----------
     (2)     Amended and Restated By-Laws of Registrant

     (9)     (c) Amended and Restated Transfer Agency and Services Agreement

    (11)     (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
             (b) Opinion and consent of Lane Altman & Owens LLP

    (12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

    (14)     Consent of Independent Accountants

    (16)     Powers of Attorney

    (17)     (b) Form of Proxy